UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ECOLOGY AND ENVIRONMENT INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ECOLOGY AND ENVIRONMENT INC.
368 Pleasant View Drive
Lancaster, NY 14086
(716) 684-8060

Dear Stockholder:

We invite you to attend a special meeting of the stockholders of Ecology and Environment Inc. (“E&E” or the “Company”) to be held at Samuel’s Grande Manor, 8750 Main Street, Williamsville, New York 14221, at 9:00 a.m., local time, on November 20, 2019 (the “Special Meeting”). Only holders of record of Class A common stock, $0.01 par value per share, of E&E (the “Class A Common Stock”) and holders of record of Class B common stock, $0.01 par value per share, of E&E (the “Class B Common Stock” and, together with the Class A Common Stock, the “E&E Common Stock”) at the close of business on October 4, 2019, the record date for the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting or any adjournment or postponement of the Special Meeting.

At the Special Meeting, we will ask you to vote on: (i) a proposal to adopt the Agreement and Plan of Merger, dated as of August 28, 2019 (the “Merger Agreement”), by and among WSP Global Inc., a Canadian corporation (“Parent”), Everest Acquisition Corp., a New York corporation and indirect wholly owned subsidiary of Parent (“Merger Sub”), and E&E (the “Merger Agreement Proposal”), (ii) a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the merger contemplated by the Merger Agreement (the “Compensation Proposal”) and (iii) a proposal to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”).

Pursuant to the Merger Agreement, Merger Sub will merge with and into E&E (the “Merger”), with E&E continuing as the surviving corporation in the Merger. If the Merger is completed, E&E will become an indirect wholly owned subsidiary of Parent and you will be entitled to receive $15.00 in cash, without interest and subject to any applicable tax withholding (the “Per Share Merger Consideration”), for each share of E&E Common Stock that you own (unless you have properly exercised your dissenters’ rights with respect to any shares of Class B Common Stock you own in accordance with Section 623 of the New York Business Corporation Law), including shares that are, as of immediately prior to the effective time of the Merger, unvested and subject to restrictions. The Per Share Merger Consideration represents a premium of approximately 47.9% to the closing price of E&E Common Stock on August 27, 2019, the last full trading day prior to public announcement of E&E’s entry into the Merger Agreement. In addition to the Per Share Merger Consideration, record holders of E&E Common Stock as of the close of business on the last business day prior to the closing of the Merger will receive a one-time special cash dividend from E&E of up to $0.50 per share to be paid shortly after the closing of the Merger (the “Special Dividend”). The payment of the Special Dividend is conditioned on completion of the Merger, is subject to pro rata reduction in certain circumstances as set forth in the Merger Agreement and will be paid without interest and subject to any applicable tax withholding. We cannot complete the Merger unless all of the conditions to the completion of the Merger, including the approval of the Merger Agreement Proposal by the affirmative vote of the holders of two-thirds of the voting power of shares of E&E Common Stock outstanding on the Record Date, voting as a single class, are satisfied or waived. Concurrently with the execution of the Merger Agreement, certain stockholders that collectively beneficially own shares of E&E Common Stock with approximately 58.3% of the total voting power entered into voting and support agreements with Parent pursuant to which they committed to vote their shares of E&E Common Stock in favor of adopting the Merger Agreement, subject to certain exceptions and limitations.

Our board of directors (the “Board of Directors”), after considering the factors described more fully in the enclosed proxy statement (the “Proxy Statement”), has unanimously (i) determined that the Merger is advisable and fair to, and in the best interests of, E&E and its stockholders, (ii) approved the execution, delivery and performance of the Merger Agreement by E&E and the consummation by E&E of the transactions contemplated by the Merger Agreement, including the Merger, and (iii) resolved to recommend the adoption of the Merger Agreement by the holders of E&E Common Stock and directed that the Merger Agreement be submitted for adoption by the holders of E&E Common Stock at the Special Meeting. The Board of Directors recommends that you vote: (1) “FOR” the Merger Agreement Proposal; “FOR” the Compensation Proposal and (3) “FOR” the Adjournment Proposal, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Agreement Proposal at the time of the Special Meeting.

In the materials accompanying this letter, you will find a Notice of Special Meeting of Stockholders, a proxy statement relating to the actions to be taken by our stockholders at the Special Meeting and a proxy card. The Proxy Statement includes other important information about the Merger Agreement and the Merger. We encourage you to read the entire Proxy Statement and its annexes carefully. A copy of the Merger Agreement is attached as Annex A to the attached Proxy Statement.

Your vote is very important, regardless of how many shares you own. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return your proxy card in the enclosed envelope as promptly as possible or submit your proxy over the Internet or by telephone as instructed in these materials. It is important that your shares be represented and voted at the Special Meeting. If you are a stockholder of record, you may vote in person at the Special Meeting as you wish, even if you have previously returned your proxy card or appointed a proxy over the Internet or by telephone. If your shares are held in the name of your bank, brokerage firm or other nominee or trustee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote in person at the Special Meeting.

If your shares of E&E Common Stock are held in street name by your bank, brokerage firm or other nominee or trustee, your bank, brokerage firm or other nominee or trustee will be unable to vote your shares of E&E Common Stock without instructions from you. You should instruct your bank, brokerage firm or other nominee or trustee as to how to vote your shares of E&E Common Stock, following the procedures provided by your bank, brokerage firm or other nominee or trustee. The failure to instruct your bank, brokerage firm or other nominee to vote your shares of E&E Common Stock “FOR” the Merger Agreement Proposal will have the same effect as voting against the Merger Agreement Proposal.

If you have any questions or need assistance voting your shares of E&E Common Stock, please contact our proxy solicitor:

D.F. King & Co, Inc.
48 Wall Street
New York, NY 10005
Call Toll-free: (800) 249-7148
Banks and Brokers Call: (212) 269-5550
EEI@dfking.com

On behalf of our Board of Directors, I thank you for your support and urge you to vote “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.

Sincerely,

Marshall A. Heinberg Executive Chairman

Neither the United States Securities and Exchange Commission nor any state securities regulator has approved or disapproved the Merger described in the Proxy Statement or determined if the Proxy Statement is adequate or accurate. Any representation to the contrary is a criminal offense.

The accompanying Proxy Statement is dated October 8, 2019, and, together with the enclosed form of proxy card, is first being mailed to stockholders on or about October 9, 2019.

ECOLOGY AND ENVIRONMENT INC.
368 Pleasant View Drive
Lancaster, NY 14086
(716) 684-8060

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 20, 2019

Dear Stockholder:

You are cordially invited to attend a special meeting of the stockholders of Ecology and Environment Inc. (“E&E” or the “Company”) that will be held at Samuel’s Grande Manor, 8750 Main Street, Williamsville, New York 14221, 9:00 a.m., local time, on November 20, 2019 (the “Special Meeting”), for the following purposes:

1.	To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of August 28, 2019 (the “Merger Agreement”), by and among WSP Global Inc., a Canadian corporation (“Parent”), Everest Acquisition Corp., a New York corporation and indirect wholly owned subsidiary of Parent (“Merger Sub”), and E&E (the “Merger Agreement Proposal”);
2.	To consider and vote upon a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the merger contemplated by the Merger Agreement (the “Compensation Proposal”); and
3.	To vote to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”).

Our board of directors (the “Board of Directors”), after considering the factors more fully described in the enclosed proxy statement (the “Proxy Statement”), has unanimously (i) determined that the merger contemplated by the Merger Agreement (the “Merger”) is advisable and fair to, and in the best interests of, E&E and its stockholders, (ii) approved the execution, delivery and performance of the Merger Agreement by E&E and the consummation by E&E of the transactions contemplated by the Merger Agreement, including the Merger, and (iii) resolved to recommend the adoption of the Merger Agreement by the holders of E&E Common Stock (as defined below) and directed that the Merger Agreement be submitted for adoption by the holders of E&E Common Stock at the Special Meeting. This item of business to be submitted to a vote of the stockholders at the Special Meeting is more fully described in the enclosed Proxy Statement, which we urge you to read carefully. Our Board of Directors unanimously recommends that you vote (a) “FOR” the Merger Agreement Proposal, (b) “FOR”, on an advisory (non-binding) basis, the Compensation Proposal and (c) “FOR” the Adjournment Proposal. No other business will be conducted at the Special Meeting.

Holders of record of Class A common stock, $0.01 par value per share, of E&E (the “Class A Common Stock”) and holders of record of Class B common stock, $0.01 par value per share, of E&E (the “Class B Common Stock” and, together with the Class A Common Stock, the “E&E Common Stock”) at the close of business on October 4, 2019, the record date for the Special Meeting (the “Record Date”), are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement of the meeting. All stockholders are cordially invited to attend the Special Meeting in person. Approval of the Merger Agreement Proposal will require the affirmative vote of the holders of two-thirds of the voting power of shares of E&E Common Stock outstanding on the Record Date, voting as a single class. Approval of the Compensation Proposal will require the affirmative vote of a majority in voting power of E&E Common Stock represented in person or by proxy at the Special Meeting, voting as a single class. Approval of the Adjournment Proposal will require the affirmative vote of a majority in voting power of E&E Common Stock represented in person or by proxy at the Special Meeting, voting as a single class. Concurrently with the execution of the Merger Agreement, certain stockholders that collectively beneficially own shares of E&E Common Stock with approximately 58.3% of the total voting power entered into voting and support agreements with Parent pursuant to which they committed to vote their shares of E&E Common Stock in favor of adopting the Merger Agreement, subject to certain exceptions and limitations.

Dissenters’ rights are available to holders of Class B Common Stock under New York law in connection with the Merger. A copy of the applicable statutory provisions is included as Annex C to the accompanying Proxy Statement, and a summary of these provisions can be found under “The Merger—Dissenters’ Rights for E&E Class B Stockholders” in the accompanying Proxy Statement.

You should not send any certificates representing shares of E&E Common Stock with your proxy card. Promptly after the completion of the Merger, you will be sent instructions regarding the procedure to exchange your certificates representing shares of E&E Common Stock and/or uncertificated shares of E&E Common Stock in book-entry form for the cash consideration you are entitled to receive for the shares of E&E Common Stock that you own.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE MERGER AGREEMENT PROPOSAL, “FOR” THE COMPENSATION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. YOUR VOTE IS IMPORTANT.

Your vote is very important, regardless of the number of shares you own. Even if you plan to attend the Special Meeting in person, we request that you complete, sign, date and return the enclosed proxy card, or appoint a proxy over the Internet or by telephone as instructed in these materials, to ensure that your shares will be represented and voted at the Special Meeting. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.

If you fail to return your proxy card or if you fail to appoint a proxy over the Internet or by telephone, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote against the Merger Agreement Proposal, but will have no effect on the vote on the Compensation Proposal or the Adjournment Proposal. If you do attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person. If your shares are held in the name of your broker, bank or other nominee or trustee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote in person at the Special Meeting.

No person has been authorized to give any information or to make any representations other than those set forth in the Proxy Statement in connection with the solicitation of proxies made hereby, and, if given or made, such information must not be relied upon as having been authorized by E&E or any other person.

Sincerely,

Colleen C. Mullaney-Westfall, Esq.
Corporate Secretary

October 8, 2019
Lancaster, New York

IN ADDITION TO DELIVERING THE PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON NOVEMBER 20, 2019 TO E&E STOCKHOLDERS BY MAIL, THE PROXY STATEMENT FOR THE SPECIAL MEETING IS ALSO AVAILABLE AT HTTP://WWW.ASTPROXYPORTAL.COM/AST/01322/. This Proxy Statement is dated October 8, 2019, and, together with the enclosed form of proxy card, is first being mailed to stockholders on or about October 9, 2019.

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SUMMARY

This summary highlights selected information from this proxy statement (the “Proxy Statement”) and may not contain all of the information that is important to you. To fully understand the Merger (as defined below), and for a more complete description of the terms of the Merger Agreement (as defined below), you should read carefully this entire Proxy Statement and the documents to which we refer. See the section of this Proxy Statement titled “Other Matters—Where You Can Find More Information” (page 82) to obtain additional information on E&E. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary. The Merger Agreement is attached as Annex A to this Proxy Statement. We encourage you to read the Merger Agreement as it is the legal document that governs the Merger.

Except as otherwise specifically noted in this Proxy Statement, “E&E,” “we,” “our,” “us,” the “Company” and similar words refer to Ecology and Environment Inc., and the “Board of Directors” refers to the board of directors of E&E. Throughout this Proxy Statement, we refer to WSP Global Inc. as “Parent” or “WSP” and Everest Acquisition Corp. as “Merger Sub.” In addition, throughout this Proxy Statement we refer to the Agreement and Plan of Merger, dated as of August 28, 2019, by and among E&E, Parent and Merger Sub, as the “Merger Agreement,” our Class A common stock, par value $0.01 per share, as “Class A Common Stock”, our Class B common stock, par value $0.01 per share, as “Class B Common Stock” and, together with the Class A Common Stock, the “E&E Common Stock”, and the holders of E&E Common Stock, as “stockholders.” Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.

Ecology and Environment Inc. (page 16). E&E is an environmental and engineering consulting firm employing professionals in scientific, engineering and planning disciplines that works collaboratively with clients to develop technically sound, science-based solutions to the leading environmental challenges of our time. E&E’s staff is comprised of individuals representing numerous scientific, engineering, health, and social disciplines working together in multidisciplinary teams to provide innovative environmental solutions. The majority of E&E’s employees hold bachelor’s and/or advanced degrees in such areas as chemical, civil, mechanical, sanitary, soil, structural and transportation engineering, biology, geology, hydrogeology, ecology, urban and regional planning and oceanography. E&E’s client list includes governments, industries, multinational corporations, organizations, and private companies. Major markets that E&E participates in, and the services E&E provides to clients within those markets, include offshore resources, pipelines and liquefied natural gas, renewables, electric transmission, site assessment and remediation, armed services, federal lands and waters, international project development, emergency management planning and water and ecosystem restoration. E&E is headquartered in Lancaster, New York.

WSP Global Inc. and Everest Acquisition Corp. (page 16). Parent is a Canadian corporation that is one of the world’s leading professional services firms, providing engineering and design services to clients in the transportation & infrastructure, property & buildings, environment, power & energy, resources and industry sectors, as well as offering strategic advisory services. Parent’s experts include engineers, advisors, technicians, scientists, architects, planners, surveyors and environmental specialists, as well as other design, program and construction management professionals. With approximately 49,000 employees globally, Parent is well-positioned to deliver successful and sustainable projects and fulfill the needs of its clients.

Merger Sub, an indirect wholly owned subsidiary of Parent, is a New York corporation that was formed for the purpose of effecting the Merger. In the Merger, Merger Sub will be merged with and into E&E, with E&E surviving as an indirect wholly owned subsidiary of Parent.

The Merger (page 21). Under the Merger Agreement, Merger Sub will merge with and into E&E (the “Merger”), and E&E will be the surviving corporation in the Merger (the “Surviving Corporation”) and an indirect wholly owned subsidiary of Parent. E&E stockholders will receive cash in the Merger in exchange for their shares of E&E Common Stock.

Per Share Merger Consideration (page 54). If the Merger is completed, each share of E&E Common Stock that is outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares (i) held by E&E (or held in E&E’s treasury), (ii) held by any wholly owned subsidiary of E&E, (iii) held by Parent, Merger Sub or any other wholly owned subsidiary of Parent or (iv) held by holders of Class B Common Stock who have properly exercised their dissenters’ rights in accordance with Section 623 of the New York Business Corporation Law (“NYBCL”) (as described in the section of this Proxy Statement titled “The Merger—Dissenters’ Rights for E&E

Class B Stockholders” (page 46)), including shares that are, as of immediately prior to the Effective Time, unvested and subject to restrictions, will be converted into the right to receive $15.00 in cash (the “Per Share Merger Consideration”), without interest and subject to any applicable tax withholding.

The holders of shares (i) held by E&E (or held in E&E’s treasury), (ii) held by any wholly owned subsidiary of E&E, or (iii) held by Parent, Merger Sub or any other wholly owned subsidiary of Parent are referred to in this Proxy Statement as the “Excluded Holders.”

Special Dividend (page 55). If the Merger is completed, in addition to being entitled to receive the Per Share Merger Consideration, record holders of E&E Common Stock as of the close of business on the last business day prior to the closing of the Merger will receive a one-time special cash dividend from E&E of up to $0.50 per share to be paid shortly after the closing of the Merger (the “Special Dividend”). The payment of the Special Dividend is conditioned on completion of the Merger, is subject to pro rata reduction in certain circumstances as set forth in the Merger Agreement and will be paid without interest and subject to applicable tax withholding. For more information, please see the section of this Proxy Statement titled “The Merger Agreement—Special Dividend” (page 55).

Treatment of E&E Equity Awards (page 42). The Merger Agreement provides that, as of immediately prior to the Effective Time, each restricted share of E&E Common Stock that is unvested and on which restrictions have not yet lapsed as of immediately prior to the Effective Time (“E&E Restricted Stock”) will (i) automatically become fully vested and all restrictions applicable thereto will lapse and (ii) terminate and be converted into the right to receive, without duplication, (A) the Per Share Merger Consideration, less (B) any applicable withholding for taxes. For more information, please see the section of this Proxy Statement titled “The Merger Agreement—Merger Consideration” (page 54).

Reasons for the Recommendation of our Board of Directors (page 29). In the course of reaching its decision to approve the Merger and the Merger Agreement, our Board of Directors carefully considered the terms and conditions of the proposed Merger as well as a number of other factors. Certain of those factors are described in “The Merger—Reasons for the Recommendation of our Board of Directors” (page 29).

Opinion of E&E’s Financial Advisor (page 33). In connection with the Merger, on August 27, 2019, E&E’s financial advisor, Robert W. Baird & Co. Incorporated (“Baird”), orally rendered its opinion to the Board of Directors, which was subsequently confirmed in writing by delivery of Baird’s written opinion addressed to the Board of Directors dated August 27, 2019, as to the fairness, as of the date of such opinion and from a financial point of view, to the holders of E&E Common Stock (other than the Excluded Holders) of the Per Share Merger Consideration to be received by such holders in the Merger. Baird’s opinion was directed to the Board of Directors (in its capacity as the Board of the Directors) and only addressed the fairness, from a financial point of view, to the holders of E&E Common Stock (other than the Excluded Holders) of the Per Share Merger Consideration to be received by such holders in the Merger and did not address any other aspect or implication of the Merger or any other agreement, arrangement or understanding. The summary of Baird’s opinion in this Proxy Statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex B to this Proxy Statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Baird in connection with the preparation of its opinion. However, neither Baird’s opinion nor the summary of its opinion and the related analyses set forth in this Proxy Statement are intended to be, and do not constitute, advice or a recommendation to the Board of Directors, any security holder of E&E or any other person as to how to act or vote with respect to any matter relating to the Merger. For a description of the opinion that our Board of Directors received from Baird, see the section of this Proxy Statement titled “The Merger—Opinion of E&E’s Financial Advisor” (page 33).

Vote Required and Recommendation of the Board of Directors (page 41).

Merger Agreement Proposal. The proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”) requires the affirmative vote of the holders of two-thirds of the voting power of shares of E&E Common Stock outstanding at the close of business on October 4, 2019, the record date for the Special Meeting (the “Record Date”), voting as a single class. As of the Record Date, there are 3,138,323 shares of Class A Common Stock and 1,191,678 shares of Class B Common Stock entitled to be voted at the Special Meeting of the E&E stockholders to be held at Samuel’s Grande Manor, 8750 Main Street, Williamsville, New York 14221, at 9:00 a.m., local time, on November 20, 2019 (the “Special Meeting”). At the Special Meeting, holders of record of E&E Common Stock at the close of business on the Record Date will have (a) one-tenth of one vote for each share of Class A Common Stock owned by such holders at the close of business on the Record Date and (b) one vote for each share of Class B Common Stock owned by such holders at the close of business on the Record Date.

Compensation Proposal. The proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the Merger (the “Compensation Proposal”) requires the affirmative vote of a majority in voting power of E&E Common Stock represented in person or by proxy at the Special Meeting, voting as a single class.

Adjournment Proposal. The proposal to adjourn the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies to vote in favor of the Merger Agreement Proposal (the “Adjournment Proposal”) requires the affirmative vote of a majority in voting power of E&E Common Stock represented in person or by proxy at the Special Meeting, voting as a single class.

Our Board of Directors carefully reviewed and considered the terms and conditions of the proposed Merger. Based on its review, our Board of Directors unanimously (i) determined that the Merger is advisable and fair to, and in the best interests of, E&E and its stockholders, (ii) approved the execution, delivery and performance of the Merger Agreement by E&E and the consummation by E&E of the transactions contemplated by the Merger Agreement (the “Contemplated Transactions”), including the Merger, and (iii) resolved to recommend the adoption of the Merger Agreement by the holders of E&E Common Stock and directed that the Merger Agreement be submitted for adoption by the holders of E&E Common Stock at the Special Meeting.

Our Board of Directors unanimously recommends that you vote “FOR” the Merger Agreement Proposal. “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.

Voting Agreements (page 17). Concurrently with the execution and delivery of the Merger Agreement, Marshall A. Heinberg, Michael C. Gross, Michael El-Hillow, the Gerhard J. Neumaier Testamentary Trust, Frank B. Silvestro, Ronald L. Frank, Gerald A. Strobel, Justin C. Jacobs and Mill Road Capital II, L.P. (the “Supporting Stockholders”) entered into voting and support agreements (the “Voting Agreements”) with Parent pursuant to which each such Supporting Stockholder agreed, among other things and subject to certain exceptions and limitations, to vote the shares of E&E Common Stock beneficially owned by such Supporting Stockholders, and any additional securities of E&E (including E&E Common Stock) of which such Supporting Stockholders acquire record and/or beneficial ownership after the date of the Voting Agreement in favor of the Merger and the adoption of the Merger Agreement. As of the date of the Voting Agreements, the Supporting Stockholders beneficially owned 540,187 shares of Class A Common Stock and 828,435 shares of Class B Common Stock, which represents approximately 58.3% of the total voting power of E&E Common Stock.

Interests of Our Directors and Executive Officers in the Merger (page 42). In considering the recommendation of our Board of Directors to vote in favor of the Merger Agreement Proposal, stockholders should be aware that our directors and executive officers have interests in the completion of the Merger that are different from, or in addition to, the interests of our stockholders generally. The members of the Board of Directors were aware of such different or additional interests and considered those interests, among other matters, in negotiating, evaluating, and approving the Merger Agreement, and in recommending to E&E's stockholders that the Merger Agreement Proposal be approved. These interests include the following:

•	Retention arrangements and the right to severance in certain circumstances; and
•	The accelerated vesting of outstanding shares of E&E Restricted Stock.

For more information, please see the section of this Proxy Statement titled “The Merger—Interests of Our Directors and Executive Officers in the Merger” (page 42).

Dissenters’ Rights for E&E Class B Stockholders (page 46). Holders of Class A Common Stock are not entitled to dissenters’ rights under New York law in connection with the Merger. Holders of Class B Common Stock may be entitled to dissenters’ rights under New York law in connection with the Merger, provided such rights are properly perfected. Holders of Class B Common Stock must comply with the requirements of the NYBCL in order to be entitled to have the “fair value” (as described in Section 623 of the NYBCL) of their shares of Class B Common

Stock determined by judicial proceedings and to receive payment based on that valuation instead of receiving the Per Share Merger Consideration. Due to the complexity of the dissenters’ rights process, stockholders who wish to seek to be paid the “fair value” of their shares of Class B Common Stock are encouraged to seek the advice of legal counsel with respect to the exercise of dissenters’ rights.

Holders of Class B Common Stock considering whether to exercise dissenters’ rights should be aware that the “fair value” of their shares of Class B Common Stock as determined pursuant to Section 623 of the NYBCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not exercise their dissenters’ rights.

To exercise your dissenters’ rights, you must file with E&E a written objection to the Merger and Merger Agreement prior to the vote by the stockholders on the adoption of the Merger Agreement. Your failure to follow exactly the procedures specified under the NYBCL will result in the loss of your dissenters’ rights. The NYBCL requirements for exercising dissenters’ rights are described in further detail in this Proxy Statement, and the relevant sections of the NYBCL regarding dissenters’ rights are reproduced and attached as Annex C to this Proxy Statement. If you hold your shares of Class B Common Stock in “street name” through a bank, broker, or other nominee or trustee and you wish to exercise dissenters’ rights, you should consult with your bank, broker, or other nominee or trustee to determine the appropriate procedures for the making of a demand for appraisal by such bank, broker, nominee or trustee.

For more information, see the section of this Proxy Statement titled “The Merger—Dissenters’ Rights for E&E Class B Stockholders” (page 46).

Certain Material U.S. Federal Income Tax Consequences of the Merger (page 48).

In general, the receipt of the Per Share Merger Consideration by you in exchange for your shares of E&E Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Generally, subject to the more complete summary referenced below, if you are a “U.S. Holder” (as defined in the section of this Proxy Statement titled “The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger” (page 48)), this means that for U.S. federal income tax purposes you will recognize gain or loss equal to the difference, if any, between the Per Share Merger Consideration you receive in the Merger and your adjusted tax basis in your shares of E&E Common Stock. If you are a “non-U.S. Holder” (as defined in the section of this Proxy Statement titled “The Merger – Certain Material U.S. Federal Income Tax Consequences of the Merger” (page 48)), you generally will not be subject to U.S. federal income tax with respect to the receipt of the Per Share Merger Consideration in exchange for your shares of E&E Common Stock unless you have certain connections with the United States.

Additionally, we intend to report the Special Dividend as a distribution with respect to the E&E Common Stock, which will likely be taxable to you.

You should read the section of this Proxy Statement titled “The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger” (page 48) for a more complete summary of certain material U.S. federal income tax consequences of the Merger.

TAX MATTERS CAN BE COMPLICATED AND THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND ON THE FACTS OF YOUR OWN SITUATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR TO UNDERSTAND FULLY THE TAX CONSEQUENCES OF THE MERGER TO YOU, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, FOREIGN OR OTHER TAX LAWS.

Regulatory Approvals Required for the Merger (page 51). Under the Merger Agreement, each of E&E and Parent has agreed to use reasonable best efforts, subject to specified limitations, to take, or cause to be taken, all actions necessary, proper or advisable to consummate and make effective the Merger and the other Contemplated Transactions, including obtaining any clearance required by the Committee on Foreign Investment in the United States and each member agency thereof acting in such capacity (“CFIUS”). The completion of the Merger is subject to the satisfaction of the CFIUS Condition (as defined below) without the imposition on Parent of any Burdensome Condition (as defined below). See the sections of this Proxy Statement titled “The Merger Agreement—Efforts to Complete the Merger” (page 68) and “The Merger Agreement—Conditions to Completion of the Merger” (page 70).

The Special Meeting (page 17).

Time, Date and Place. The Special Meeting will be held to consider and vote upon (a) the Merger Agreement Proposal, (b) the Compensation Proposal and (c) the Adjournment Proposal. The Special Meeting will be held at Samuel’s Grande Manor, 8750 Main Street, Williamsville, New York 14221, at 9:00 a.m., local time, on November 20, 2019.

Record Date and Voting Power. You are entitled to vote at the Special Meeting if you owned shares of E&E Common Stock at the close of business on October 4, 2019, the Record Date for the Special Meeting. At the Special Meeting, you will have (a) one-tenth of one vote for each share of Class A Common Stock you owned at the close of business on the Record Date and (b) one vote for each share of Class B Common Stock you owned at the close of business on the Record Date. As of the Record Date, there were 3,138,323 shares of Class A Common Stock outstanding and entitled to be voted at the Special Meeting and 1,191,678 shares of Class B Common Stock outstanding and entitled to be voted at the Special Meeting.

Procedure for Voting. To vote, you can (1) complete, sign, date and return the enclosed proxy card, (2) appoint a proxy over the Internet or by telephone or (3) attend the Special Meeting and vote in person. If your shares are held in “street name” by your broker, bank or other nominee or trustee, you should instruct your broker to vote your shares by following the instructions provided by your broker. Your broker will not vote your shares without instruction from you. Failure to instruct your broker to vote your shares will have the same effect as a vote “against” the Merger Agreement Proposal, Compensation Proposal and the Adjournment Proposal.

Required Vote. The approval of the Merger Agreement Proposal requires the affirmative vote of the holders of two-thirds of the voting power of shares of E&E Common Stock outstanding on the Record Date, voting as a single class. The approval of the Compensation Proposal requires the affirmative vote of a majority in voting power of E&E Common Stock represented in person or by proxy at the Special Meeting, voting as a single class. The approval of the Adjournment Proposal requires the affirmative vote of a majority in voting power of E&E Common Stock represented in person or by proxy at the Special Meeting, voting as a single class. Abstentions and broker non-votes will have the same effect as “against” votes with respect to (1) the Merger Agreement Proposal, (2) the Compensation Proposal and (3) the Adjournment Proposal. Broker non-votes are shares held in “street name” by the beneficial owner of the shares and for which no instruction has been given to the broker on how to vote the shares, and the broker then does not vote the shares because the broker does not have the discretionary authority to do so.

The Merger Agreement (page 53).

Go-Shop Period; No Solicitation of Competing Transactions by E&E. Under the Merger Agreement, during the period beginning on the date of the Merger Agreement and continuing until 11:59 p.m. (New York time) on September 27, 2019, E&E and its directors, officers, attorneys, investment bankers and other representatives had the right to:

•	initiate, solicit, facilitate and encourage the making of any proposal or offer from any person or entity that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal (as defined in the section titled “The Merger Agreement—Go-Shop Period” (page 61)), including by way of providing access to non-public information to such person or entity and their respective representatives, so long as such person or entity has executed an Acceptable Confidentiality Agreement (as defined in the section titled “The Merger Agreement—Go-Shop Period” (page 61)), provided that E&E must, promptly (and in any event within 24 hours) after furnishing such information to such person or entity, furnish to Parent any such information relating to E&E and its subsidiaries that was not previously provided or made available to Parent;
•	initiate, engage in, continue or otherwise participate in any discussions or negotiations with any person or entity regarding any Acquisition Proposal; and
•	otherwise cooperate with, assist or participate in or facilitate any such inquiries, proposals, discussions or negotiations with, or any effort or attempt to make any Acquisition Proposal by, any person or entity.

Pursuant to the Merger Agreement, on September 27, 2019, E&E notified Parent in writing that there was no person or entity or group of persons or entities (including each person or entity within any group of persons or entities) from whom E&E or any of its representatives had received, prior to September 27, 2019, a bona fide, written Acquisition Proposal (inclusive of any amendment or modification thereto, regardless of when delivered) that the Board of Directors determined in good faith, after taking into account the advice of an independent financial advisor and outside legal counsel, constituted a Superior Offer (as defined in the section titled “The Merger Agreement—No Solicitation or Discussions by E&E (page 61) or could be expected to result in a Superior Offer (an “Excluded Person”)

Under the Merger Agreement, subject to certain exceptions, E&E has agreed that from 11:59 p.m. (New York time) on September 27, 2019 until the Effective Time or, if earlier, the valid termination of the Merger Agreement, it will not (and will not resolve or publicly propose to), directly or indirectly, and will ensure that each of its controlled subsidiaries (excluding GAC (as defined in the section titled “The Merger Agreement—Interim Operations of E&E” (page 58))) does not (and does not resolve or publicly propose to), and will use its reasonable best efforts to cause each of its other subsidiaries not to (and not to resolve or publicly propose to), and will use its reasonable best efforts to cause its and their respective representatives not to, directly or indirectly (other than with respect to Parent and Merger Sub and their respective representatives acting on Parent’s behalf):

•	solicit, initiate, knowingly encourage, assist, knowingly induce or knowingly facilitate the making, submission or announcement of any Acquisition Proposal;
•	furnish or otherwise provide access to any information regarding E&E or any of its subsidiaries to any person or entity in connection with or in response to an Acquisition Proposal;
•	other than informing any person or entity of the existence of the provisions of the Merger Agreement prohibiting solicitation of, and discussions and negotiations with respect to, alternative transactions, engage in discussions or negotiations with any person or entity with respect to any Acquisition Proposal; provided, however, that E&E and its representatives are permitted to ascertain facts with regard to or clarify terms of an Acquisition Proposal solely to the extent necessary to permit E&E’s board of directors to have sufficient information to make the determination as to whether an Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Offer;
•	approve, endorse or recommend any Acquisition Proposal; or
•	enter into any letter of intent, memorandum of understanding, agreement in principle or similar document or any contract constituting or relating directly or indirectly to, or that would reasonably be expected to result directly or indirectly in, an Acquisition Transaction (as defined in the section titled “The Merger Agreement—Go-Shop Period” (page 61)).

Under the Merger Agreement, at any time on or after 11:59 p.m. (New York time) on September 27, 2019 and prior to the adoption of the Merger Agreement by the affirmative vote of the holders of two-thirds of the voting power of shares of E&E Common Stock outstanding on the Record Date for the Special Meeting, voting as a single class (the “Required Stockholder Vote”), E&E may furnish nonpublic information regarding E&E and its subsidiaries to, and may enter into discussions or negotiations with, any person or entity in response to an unsolicited, bona fide, written Acquisition Proposal submitted after the date of the Merger Agreement (and not withdrawn) if:

•	none of E&E, any of its subsidiaries or any of their respective representatives have materially breached the provisions of the Merger Agreement prohibiting solicitation of, and discussions and negotiations with respect to, alternative transactions;
•	the E&E board of directors determines in good faith, after having taken into account the advice of an independent financial advisor and E&E’s outside legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Offer;
•	the E&E board of directors determines in good faith, after having taken into account the advice of E&E’s outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary obligations to E&E’s stockholders under applicable New York law;
•	prior to furnishing any such non-public information to such person or entity, E&E receives from such person or entity an executed Acceptable Confidentiality Agreement (as defined in the section titled “The Merger Agreement—Go-Shop Period” (page 61)); and
•	promptly after (and in any event within 24 hours of) furnishing any non-public information to such person or entity, E&E furnishes such non-public information to Parent (to the extent such non-public information has not been previously furnished by E&E to Parent).

Under the Merger Agreement, if E&E, its subsidiaries or any of their representatives (acting on behalf of E&E or its subsidiaries) receives an Acquisition Proposal or any request for non-public information regarding E&E or its subsidiaries that would reasonably be expected to relate directly or indirectly to an Acquisition Transaction at any time during the period from 11:59 p.m. (New York time) on September 27, 2019 through the Effective Time, E&E has agreed to promptly (and in no event later than 24 hours after receipt thereof) (a) advise Parent both orally and in writing of such Acquisition Proposal or request (including the identity of the person or entity making or submitting such Acquisition Proposal or request and the material terms and conditions thereof) and (b) provide Parent with copies of any written indication of interest or similar documents received by E&E or such subsidiary or any of their representatives setting forth the material terms and conditions of such Acquisition Proposal or any material modification or proposed material modification thereto. Under the Merger Agreement, E&E also has agreed to keep Parent promptly informed of any material development regarding, or material change in the status of, any such Acquisition Proposal or request. Under the Merger Agreement, E&E has further agreed that it may not furnish any non-public information regarding E&E or its subsidiaries, and may not enter into discussions or negotiations with any person or entity (other than Parent and its representatives) regarding any Acquisition Proposal after the adoption of the Merger Agreement by the Required Stockholder Vote.

Conditions to the Merger. The completion of the Merger is subject to the satisfaction or waiver of a number of closing conditions, including, among others, (1) adoption of the Merger Agreement by the Required Stockholder Vote, (2) the absence of certain legal restraints prohibiting the Merger, (3) the absence of certain legal proceedings brought by a governmental entity relating to the Merger, (4) the clearance of the Merger by CFIUS without the imposition of a Burdensome Condition, (5) subject to certain materiality qualifications, the continued accuracy of E&E’s representations and warranties, and compliance by E&E with the covenants and obligations to be performed by E&E at or prior to the consummation of the Merger and (6) the completion of the Restructuring (as defined in the section titled “The Merger Agreement—Restructuring” (page 70)). See the section of this Proxy Statement titled “The Merger Agreement—Conditions to Completion of the Merger” (page 70).

Expenses. The Merger Agreement provides that, except with respect to termination fees and the expense payment described below, all fees and expenses incurred in connection with the Merger Agreement or any of the transactions contemplated thereby will be paid by the party incurring such fees and expenses, whether or not the Merger is completed; provided, however, that Parent and E&E will equally share all filing fees and similar expenses incurred in connection with the filing by the parties to the Merger Agreement of any notice or other document under any applicable foreign antitrust or competition-related law or regulation or the filing of any notice or other document with CFIUS, the Defense Counterintelligence and Security Agency (“DCSA”) or any other governmental body described above or pursuant to any other law.

Termination of the Merger Agreement. The Merger Agreement may be terminated prior to the Effective Time (whether before or after the adoption of the Merger Agreement by the Required Stockholder Vote) in accordance with its terms as follows:

•	by the mutual written consent of Parent and E&E;
•	by either Parent or E&E if the Merger has not been completed by the Outside Date (as defined in the section titled “The Merger Agreement—Termination of the Merger Agreement” (page 72)) provided, however, that a party may not terminate the Merger Agreement on such basis if the failure to complete the Merger by the Outside Date was proximately caused by the action of such party or failure on the part of such party to act and such action or failure constituted a material breach of the Merger Agreement;
•	by either Parent or E&E if a Specified Governmental Body (as defined in the section titled “The Merger Agreement—Conditions to Completion of the Merger” (page 70)) has issued a final and nonappealable order having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or a law has been enacted by a Specified Governmental Body that makes consummation of the Merger illegal;
•	by either Parent or E&E if: (a) the Special Meeting (including any adjournments and postponements thereof) has been held and completed and E&E’s stockholders have taken a final vote on a proposal to adopt the Merger Agreement; and (b) the Merger Agreement has not been adopted at the Special Meeting (and has not been adopted at any adjournment or postponement thereof) by the Required Stockholder Vote;

provided, however, that a party may not terminate the Merger Agreement on such basis if the failure to have the Merger Agreement adopted by the Required Stockholder Vote was proximately caused by the action of such party or failure on the part of such party to act and such action or failure constitutes a material breach of the Merger Agreement;

•	by either Parent or E&E following a Final CFIUS Turndown (as defined in the section titled “The Merger Agreement—Termination of the Merger Agreement” (page 72)); provided, however, that a party may not terminate the Merger Agreement on such basis if such Final CFIUS Turndown was proximately caused by the action of such party or failure on the part of such party to act and such action or failure constituted a material breach of the Merger Agreement;
•	by Parent (at any time prior to the adoption of the Merger Agreement by the Required Stockholder Vote) if a Triggering Event (as defined in the section titled “The Merger Agreement—Termination of the Merger Agreement” (page 72)) has occurred;
•	by Parent if (a) any of E&E’s representations or warranties contained in the Merger Agreement was not true and correct, which failure to be true and correct would give rise to the failure of any of the closing conditions relating to the accuracy of E&E’s representations and warranties to be satisfied; (b) any of E&E’s covenants or obligations contained in the Merger Agreement was breached such that the closing condition relating to the performance by E&E of its pre-closing covenants and obligations would not be satisfied; or (c) a Material Adverse Effect (as defined in the section titled “The Merger Agreement—Representations and Warranties” (page 56)) occurred (other than, in the case of this clause “(c)”, to the extent such Material Adverse Effect (i) was as a result of an effect that had or would reasonably be expected to have prevented, materially delayed or materially impaired the ability of E&E to timely consummate the Merger or any of the other transactions contemplated by the Merger Agreement and (ii) resulted from or arose out of any legal proceeding in any manner challenging or seeking to prevent, enjoin, materially alter or materially delay the Merger of any of the other transactions contemplated by the Merger Agreement) and remained uncured for a period of 60 days commencing on the date that Parent gives E&E written notice of the occurrence of such Material Adverse Effect; provided, however, that if an inaccuracy in any of E&E’s representations or warranties or a breach of a covenant or obligation by E&E is curable by E&E prior to the Outside Date and E&E is continuing to exercise its reasonable best efforts to cure such inaccuracy or breach, then Parent may not terminate the Merger Agreement on account of such inaccuracy or breach unless such inaccuracy or breach remains uncured for a period of 30 days commencing on the date that Parent gives E&E written notice of such inaccuracy or breach;
•	by E&E if: (a) any of Parent’s representations or warranties contained in the Merger Agreement was not true and correct, which failure to be true and correct would give rise to the failure of the closing condition relating to the accuracy of Parent’s representations and warranties to be satisfied; or (b) if any of Parent’s covenants or obligations contained in the Merger Agreement was breached such that the closing condition relating to the performance by Parent of its pre-closing covenants and obligations would not be satisfied; provided, however, that if an inaccuracy in any of Parent’s representations or warranties as of a date subsequent to the date of the Merger Agreement or a breach of a covenant or obligation by Parent is curable by Parent by the Outside Date and Parent is continuing to exercise its reasonable best efforts to cure such inaccuracy or breach, then E&E may not terminate the Merger Agreement on account of such inaccuracy or breach unless such inaccuracy or breach remains uncured for a period of 30 days commencing on the date that E&E gives Parent written notice of such inaccuracy or breach; or
•	by E&E (at any time prior to the adoption of the Merger Agreement by the Required Stockholder Vote) in order to accept a Superior Offer (subject to compliance with the provisions of the Merger Agreement (i) prohibiting solicitation of, and discussions and negotiations with respect to, alternative transactions or (ii) relating to the Special Meeting or changes in the Board Recommendation) and concurrently enter into an Alternative Acquisition Agreement; provided, that, prior to or concurrently with such termination, E&E has paid to Parent or its designee the required termination fee.

Termination Fees and Expenses. Upon termination of the Merger Agreement, under certain specified circumstances, E&E may be required to (i) pay a termination fee in cash of $4.0 million to Parent, or (ii) reimburse certain expenses of Parent, in an amount up to $1.75 million, pursuant to the terms and conditions of the Merger Agreement. See the section titled “The Merger Agreement—Transaction Expenses and Termination Fees” (page 74) for a discussion of the circumstances under which E&E will be required to pay a termination fee or reimburse expenses.

Market Price and Dividend Information (page 79).

On August 27, 2019, the last trading day before the Merger was approved by our Board of Directors, the closing price per share of the Class A Common Stock was $10.14. On October 4, 2019, the most recent practicable date prior to the filing of this Proxy Statement, the closing price per share of the Class A Common Stock was $15.17. The Class B Common Stock is not listed on The Nasdaq Stock Market (the “NASDAQ”) or any other public exchange. On July 24, 2019, our Board of Directors declared a cash dividend of $0.20 per share of E&E Common Stock, which E&E paid on August 12, 2019. You are encouraged to obtain current market quotations and dividend information for E&E Common Stock in connection with voting your shares of E&E Common Stock.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

The following questions and answers are intended to address briefly some commonly asked questions regarding the Merger and the Special Meeting. These questions and answers may not address all questions that may be important to you as an E&E stockholder. To better understand these matters, and for a description of the legal terms governing the Merger, you should carefully read this entire Proxy Statement, including the annexes, as well as the documents that have been incorporated by reference into this Proxy Statement. See the section of this Proxy Statement titled “Other Matters—Where You Can Find More Information” (page 82) to obtain additional information on E&E.

Q:	Why am I receiving this Proxy Statement?
A:	Parent, Merger Sub and E&E entered into the Merger Agreement on August 28, 2019. Subject to the terms and conditions of the Merger Agreement, and as a result of the Merger contemplated by the Merger Agreement, Merger Sub will merge with and into E&E, and E&E will be the surviving corporation in the Merger and an indirect wholly owned subsidiary of Parent.

E&E is holding the Special Meeting in order to obtain the approval of E&E stockholders necessary to adopt the Merger Agreement. We are also asking you to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the Merger and to approve the adjournment of the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal. We will be unable to complete the Merger unless the approval of the Merger Agreement Proposal by E&E stockholders is obtained at the Special Meeting (or adjournment thereof).

We have included in this Proxy Statement important information about the Merger, the Merger Agreement (a copy of which is attached as Annex A) and the Special Meeting. You should read this information carefully and in its entirety. The enclosed voting materials allow you to vote your shares of E&E Common Stock without attending the Special Meeting. Your vote is very important, and we encourage you to submit your proxy as soon as possible.

Q:	What will happen to E&E as a result of the Merger?
A:	If the Merger is completed, Merger Sub will merge with and into E&E, and E&E will be the surviving corporation in the Merger and an indirect wholly owned subsidiary of Parent.
Q:	What will holders of E&E Common Stock receive if the Merger is completed?
A:	Upon completion of the Merger, each outstanding share of E&E Common Stock, other than shares (i) held by E&E (or held in the E&E’s treasury), (ii) held by any wholly owned subsidiary of E&E or (iii) held by Parent, Merger Sub or any other wholly owned subsidiary of Parent, but including shares that are, as of immediately prior to the Effective Time, unvested and subject to restrictions, will be converted into the right to receive $15.00 in cash, without interest and subject to any applicable tax withholding. This does not apply to shares of Class B Common Stock held by any E&E stockholders who have properly exercised their dissenters’ rights in accordance with Section 623 of the NYBCL (and have not withdrawn such exercise or lost such rights) (as more fully described in the section of this Proxy Statement titled “The Merger—Dissenters’ Rights for E&E Class B Stockholders” (page 46)). Additionally, record holders of E&E Common Stock as of the close of business on the last business day prior to the closing of the Merger will receive a one-time special cash dividend from E&E of up to $0.50 per share to be paid shortly after the closing of the Merger. The payment of the Special Dividend is conditioned on completion of the Merger, is subject to pro rata reduction in certain circumstances as set forth in the Merger Agreement and will be paid without interest and subject to any applicable tax withholding. For more information, please see the section of this Proxy Statement titled “The Merger Agreement—Special Dividend” (page 55).
Q:	Will I own any shares of E&E Common Stock after the Merger?
A:	No. Upon completion of the Merger, your shares of E&E Common Stock will be deemed to represent only the right to receive the cash consideration you are entitled to receive under the terms of the Merger Agreement for the shares of E&E Common Stock that you own (the “Merger Consideration”). See the section of this Proxy Statement “The Merger Agreement—Exchange of Certificates” (page 54).

Q:	Will I own any Parent common shares after the Merger?
A:	Only if you own Parent common shares before the Merger. The Parent common shares that you own, if any, prior to the Merger will be unaffected as a result of the Merger. You will not be issued any Parent common shares as a result of the Merger.
Q:	What will holders of E&E Restricted Stock receive if the Merger is completed?
A:	The Merger Agreement provides that, as of immediately prior to the Effective Time, each share of E&E Restricted Stock will (i) automatically become fully vested and all restrictions applicable thereto will lapse and (ii) terminate and be converted into the right to receive, without duplication, (A) the Per Share Merger Consideration, less (B) any applicable withholding for taxes. For more information, please see the section of this Proxy Statement titled “The Merger Agreement—Merger Consideration” (page 54).
Q:	Will the Merger be taxable to me?
A:	In general, the receipt of the Per Share Merger Consideration by you in exchange for your shares of E&E Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Generally, subject to the more complete summary referenced below, if you are a “U.S. Holder” (as defined in the section of this Proxy Statement titled “The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger” (page 48)) this means that for U.S. federal income tax purposes you will recognize a gain or loss equal to the difference, if any, between the Per Share Merger Consideration you receive in the Merger and your adjusted tax basis in your shares of E&E Common Stock. If you are a “non-U.S. Holder” (as defined in the section of this Proxy Statement titled “The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger” (page 48)), you generally will not be subject to U.S. federal income tax with respect to the receipt of the Per Share Merger Consideration in exchange for your shares of E&E Common Stock unless you have certain connections with the United States. Additionally, we intend to report the Special Dividend as a distribution with respect to the E&E Common Stock, which will likely be taxable to you. You should read the section of this Proxy Statement titled “The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger” (page 48) for a more complete summary of certain material U.S. federal income tax consequences of the Merger and consult your own tax advisors with respect to the particular tax consequences of the Merger applicable to you.
Q:	Does our Board of Directors recommend approval of the Merger Agreement Proposal?
A:	Yes. Our Board of Directors unanimously recommends that our stockholders vote “FOR” the Merger Agreement Proposal. Our Board of Directors considered many factors in deciding to recommend the adoption of the Merger Agreement Proposal. These factors are described in the section of this Proxy Statement titled “The Merger—Reasons for the Recommendation of our Board of Directors” (page 29).
Q:	What constitutes a quorum for the Special Meeting?
A:	The holders of one-third of the shares of E&E Common Stock issued and outstanding and entitled to vote at the Special Meeting, represented in person or by proxy at the Special Meeting, will constitute a quorum for the transaction of business at the Special Meeting. As of the Record Date for the Special Meeting, 1,443,334 shares of E&E Common Stock would be required to achieve a quorum.
Q:	What vote of the stockholders is required to approve each proposal?
A:	Merger Agreement Proposal. Approval of the Merger Agreement Proposal requires the affirmative vote of the holders of two-thirds of the voting power of shares of E&E Common Stock outstanding on the Record Date, voting as a single class. There are 4,330,001 shares of E&E Common Stock entitled to be voted at the Special Meeting. If you fail to submit a proxy card or to vote in person at the Special Meeting, or abstain from voting, or if you hold your shares in “street name” through a bank, broker or other nominee or trustee and fail to give voting instructions to such bank, broker or other nominee or trustee (a “Broker non-vote”), this will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

Compensation Proposal. Approval of the Compensation Proposal requires the affirmative vote of a majority in voting power of E&E Common Stock represented in person or by proxy at the Special Meeting, voting as a single class. If you abstain from voting, this will have the same effect as a vote “AGAINST” the Compensation Proposal. Broker non-votes will also have the same effect as a vote “AGAINST” the Compensation Proposal. Shares not in attendance at the Special Meeting will have no effect on the outcome of the Compensation Proposal.

Adjournment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of a majority in voting power of E&E Common Stock represented in person or by proxy at the Special Meeting, voting as a single class . If you abstain from voting, this will have the same effect as a vote “AGAINST” the Adjournment Proposal. Broker non-votes will also have the same effect as a vote “AGAINST” the Adjournment Proposal. Shares not in attendance at the Special Meeting will have no effect on the outcome of the Adjournment Proposal.

Q:	What happens if the Compensation Proposal to approve, by a non-binding, advisory vote, the compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the Merger is not approved?
A:	Approval of the Compensation Proposal is not a condition to the obligation of Parent or E&E to complete the Merger. The vote is an advisory vote and is not binding. The underlying compensation plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Merger is completed, E&E will pay the applicable compensation in connection with the Merger to its named executive officers in accordance with the terms and conditions applicable to those payments.
Q:	Am I entitled to dissenters’ rights?
A:	Holders of Class A Common Stock are not entitled to dissenters’ rights under New York law in connection with the Merger. Holders of Class B Common Stock may be entitled to dissenters’ rights under New York law in connection with the Merger, provided such rights are properly perfected. Holders of Class B Common Stock must comply with the requirements of the NYBCL in order to be entitled to have the “fair value” (as described in Section 623 of the NYBCL) of their shares of Class B Common Stock determined by judicial proceedings and to receive payment based on that valuation instead of receiving the Per Share Merger Consideration. The ultimate amount a holder would receive in appraisal dissenters’ rights proceeding may be more than, the same as or less than the Per Share Merger Consideration. To exercise dissenters’ rights, holders of Class B Common Stock must precisely comply with the requirements of the NYBCL. See “The Merger—Rights of Appraisal for E&E Class B Stockholders” (page 46) and the text of the New York dissenters’ rights statutes, Sections 623 and 910 of the NYBCL, which is reproduced in its entirety as Annex C to this Proxy Statement.
Q:	What do I need to do now?
A:	We urge you to read this Proxy Statement carefully, including its annexes, and consider how the Merger affects you. Then mail your completed, dated and signed proxy card in the enclosed return envelope or appoint a proxy over the Internet or by telephone as soon as possible so that your shares can be voted at the Special Meeting.
Q:	What happens if I do not return a proxy card or otherwise appoint a proxy?
A:	If you hold your shares directly, and not through a bank, brokerage firm or other nominee or trustee, the failure to return your proxy card (or to appoint a proxy over the Internet or by telephone or to vote in person) will have the same effect as voting against the Merger Agreement Proposal, but will have no effect on the approval of the Compensation Proposal or the Adjournment Proposal.
Q:	May I vote in person?
A:	Yes. You may vote in person at the Special Meeting, rather than signing and returning your proxy card or appointing a proxy over the Internet or by telephone, if you own shares in your own name. However, we encourage you to return your signed proxy card, or appoint a proxy over the Internet or by telephone, to ensure that your shares are voted even if you plan to attend the Special Meeting in person. You may also vote in person at the Special Meeting if your shares are held in “street name” through a bank, brokerage firm or other nominee or trustee provided that you bring a legal proxy from your bank, brokerage firm or other nominee or trustee and present it at the Special Meeting. You may also be asked to present photo identification for admittance.

Q:	May I vote over the Internet or by telephone?
A:	Yes. You may vote by appointing a proxy over the Internet or by telephone by following the instructions included in these materials.
Q:	May I revoke my proxy or change my vote after I have mailed my signed proxy card or otherwise appointed a proxy?
A:	Yes. You may change your vote at any time before the shares reflected on your proxy card (or with respect to which you have appointed a proxy over the Internet or by telephone) are voted at the Special Meeting. You can do this in one of four ways. First, you can send a written, dated notice to our corporate secretary stating that you would like to revoke your proxy. Second, you can complete, sign, date and submit a new proxy card. Third, you can submit a subsequent proxy over the Internet or by telephone. Fourth, you can attend the meeting and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker to change your instructions.
Q:	If my shares are held in “street name” by my broker or nominee, will my broker or nominee vote my shares for me?
A:	Your broker or nominee will not vote your shares with respect to the Merger Agreement Proposal without instructions from you. You should instruct your broker or nominee to vote your shares, following the procedure provided by your broker or nominee. Without instructions, your shares will not be voted with respect to the Merger Agreement Proposal, which will have the same effect as a vote “against” the Merger Agreement Proposal. In addition, your broker or nominee will not vote your shares with respect to the Compensation Proposal or the Adjournment Proposal, which will have the same effect as a vote “against” the Compensation Proposal and the Adjournment Proposal.
Q:	How do I obtain the voting results from the Special Meeting?
A:	Final voting results for the Special Meeting are expected to be published in a Current Report on Form 8-K filed by E&E with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting.
Q:	When do you expect the Merger to be completed?
A:	We are targeting completing the Merger in the fourth quarter of calendar year 2019, subject to the satisfaction or waiver of the conditions described in the section of this Proxy Statement titled “The Merger Agreement—Conditions to Completion of the Merger” (page 70). We cannot assure you that all conditions to the Merger will be satisfied or waived or, if satisfied or waived, as to the date by which they will be satisfied or waived, as applicable.
Q:	When will I receive the Merger Consideration for my shares of E&E Common Stock?
A:	You will be paid the Merger Consideration after the completion of the Merger and after receipt by the Paying Agent (as defined below) of a certificate(s) representing your shares of E&E common stock and/or evidence of the transfer of uncertificated shares in book-entry form, a duly executed letter of transmittal and any additional documents required by the procedures set forth in the letter of transmittal. See the Section of this Proxy Statement titled “The Merger Agreement—Exchange of Certificates” (page 54).

Q:	How can I get additional copies of the Proxy Statement and who can help answer my additional questions?
A:	If you would like additional copies, without charge, of this Proxy Statement or if you have additional questions about the Merger, including with respect to the procedures for voting your shares, you should contact us, as follows:

ECOLOGY AND ENVIRONMENT INC.
368 Pleasant View Drive
Lancaster, NY 14086

(716) 684-8060

You may also contact our proxy solicitor:

D.F. King & Co, Inc.
48 Wall Street
New York, NY 10005
Call Toll-free: (800) 249-7148
Banks and Brokers Call: (212) 269-5550
EEI@dfking.com

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement, including the information and other documents to which we refer you in this Proxy Statement, contains or may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements are typically preceded by, followed by or otherwise include the words “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “guidance,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will,” and other similar words or expressions. E&E cautions readers of this Proxy Statement that such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from E&E’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which E&E is unable to predict or control, that may cause E&E’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements.

Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the risks detailed in our filings with the SEC, including our most recent filings on Forms 10-K and 10-Q, factors and matters described in this Proxy Statement, and the following factors:

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;
•	the failure to satisfy the conditions to the completion of the Merger, including the adoption of the Merger Agreement by the stockholders of E&E and the failure of the parties to obtain required regulatory approvals;
•	the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated.
•	the effect of the announcement or pendency of the Merger on E&E’s business relationships, operating results, and business generally;
•	risks that the announcement or pendency of the proposed Merger disrupts current plans and operations of E&E or creates difficulties in E&E employee retention;
•	risks related to diverting management’s attention from E&E’s ongoing business operations;
•	the outcome of any legal proceedings that may be instituted against Parent or against E&E related to the Merger Agreement or the transaction;
•	the risk of downturns in E&E’s industry; and
•	failure to achieve expected revenues and forecasted demand from customers.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the business of E&E described in the “Risk Factors” section of E&E’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by E&E from time to time with the SEC. See the section of this Proxy Statement titled “Other Matters—Where You Can Find More Information” (page 82). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. You are cautioned not to put undue reliance on forward-looking statements, and E&E assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. There is no assurance that E&E will achieve its expectations.

All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this Proxy Statement attributable to E&E or any person acting on our behalf are expressly qualified in their entirety by the cautionary notes contained or referred to in this section.

THE COMPANIES

Ecology and Environment Inc.

E&E is an environmental and engineering consulting firm employing professionals in scientific, engineering and planning disciplines that works collaboratively with clients to develop technically sounds, science-based solutions to the leading environmental challenges of our time. E&E’s staff is comprised of individuals representing numerous scientific, engineering, health, and social disciplines working together in multidisciplinary teams to provide innovative environmental solutions. The majority of E&E’s employees hold bachelor's and/or advanced degrees in such areas as chemical, civil, mechanical, sanitary, soil, structural and transportation engineering, biology, geology, hydrogeology, ecology, urban and regional planning and oceanography. E&E’s client list includes governments, industries, multinational corporations, organizations, and private companies. Major markets that E&E participates in, and the services E&E provide to clients within those markets, include offshore resources, pipelines and liquefied natural gas, renewables, electric transmission, site assessment and remediation, armed services, federal lands and waters, international project development, emergency management planning and water and ecosystem restoration.

E&E is a corporation organized under the laws of the State of New York and headquartered in Lancaster, NY. E&E’s principal offices are located at 368 Pleasant View Drive, Lancaster, NY 14086 and our telephone number is (716) 684-8060. E&E is listed on the NASDAQ under the ticker symbol “EEI”. Our corporate web address is www.ene.com. The information provided on, or that may be accessed through, the E&E website is not part of this Proxy Statement and is not incorporated by reference or by any other reference to E&E’s website provided in this Proxy Statement.

WSP Global Inc.

Parent is a Canadian corporation that is one of the world’s leading professional services firms, providing engineering and design services to clients in the transportation & infrastructure, property & buildings, environment, power & energy, resources and industry sectors, as well as offering strategic advisory services. Parent’s experts include engineers, advisors, technicians, scientists, architects, planners, surveyors and environmental specialists, as well as other design, program and construction management professionals. With approximately 49,000 employees globally, Parent is well-positioned to deliver successful and sustainable projects and fulfill the needs of its clients. Parent’s executive offices are located at 1600 René-Lévesque Boulevard West, Montreal, Quebec H3H 1P9, and its telephone number there is (514) 340-0046.

Everest Acquisition Corp.

Merger Sub is a wholly owned subsidiary of Parent and has not engaged in any business activity other than in connection with the Merger. Merger Sub is incorporated under the laws of the state of New York. Merger Sub’s executive offices are located at c/o WSP Global, One Penn Plaza, 250 W 34th Street, New York, NY 10119, and its telephone number there is (212) 465-5000.

THE SPECIAL MEETING

We are furnishing this Proxy Statement to you as part of the solicitation of proxies by our Board of Directors for use at the Special Meeting.

Date, Time and Place

The Special Meeting will be held at Samuel’s Grande Manor, 8750 Main Street, Williamsville, New York 14221, at 9:00 a.m., local time, on November 20, 2019.

Purpose of the Special Meeting

You will be asked at the Special Meeting to vote on the Merger Agreement Proposal to adopt the Merger Agreement. Based on its review, our Board of Directors has unanimously (i) determined that the Merger is advisable and fair to, and in the best interests of, E&E and its stockholders, (ii) approved the execution, delivery and performance of the Merger Agreement by E&E and the consummation by E&E of the Contemplated Transactions, including the Merger, and (iii) resolved to recommend the adoption of the Merger Agreement by the holders of E&E Common Stock and directed that the Merger Agreement be submitted for adoption by the holders of E&E Common Stock at the Special Meeting. You will also be asked to vote on (i) the Compensation Proposal, to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the Merger and (ii) the Adjournment Proposal, to approve the adjournment the Special Meeting, if necessary or appropriate, for the purpose of soliciting proxies to vote in favor of the Merger Agreement Proposal.

Record Date; Stock Entitled to Vote; Quorum

Only holders of record of E&E Common Stock at the close of business on October 4, 2019, the Record Date, are entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, 3,138,323 shares of Class A Common Stock, held by approximately 243 holders of record, and 1,191,678 shares of Class B Common Stock, held by approximately 40 holders of record, were issued and outstanding. At the Special Meeting, holders of record of E&E Common Stock at the close of business on the Record Date will have (a) one-tenth of one vote for each share of Class A Common Stock owned by such holders at the close of business on the Record Date and (b) one vote for each share of Class B Common Stock owned by such holders at the close of business on the Record Date. A quorum will be present at the Special Meeting if the holders of one-third of the shares of E&E Common Stock issued and outstanding and entitled to vote at the Special Meeting are represented in person or by proxy at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, we expect that the meeting will be adjourned or postponed to solicit additional proxies.

Vote Required

The approval of the Merger Agreement Proposal requires the affirmative vote of the holders of two-thirds of the voting power of shares of E&E Common Stock outstanding on the Record Date, voting as a single class. If you abstain from voting or do not vote, either in person or represented by proxy, it will have the same effect as a vote “against” the Merger Agreement Proposal. Broker non-votes will have the same effect as a vote “against” the Merger Agreement Proposal.

The approval of the advisory (non-binding) Compensation Proposal requires the affirmative vote of a majority in voting power of E&E Common Stock represented in person or by proxy at the Special Meeting, voting as a single class. If you abstain from voting, either in person or by proxy, on this matter, it will have the same effect as a vote “against” the Compensation Proposal. Broker non-votes will have the same effect as a vote “against” the Compensation Proposal.

The approval of the Adjournment Proposal requires the affirmative vote of a majority in voting power of E&E Common Stock represented in person or by proxy at the Special Meeting, voting as a single class. If you abstain from voting, either in person or by proxy, on this matter, it will have the same effect as a vote “against” the Adjournment Proposal. Broker non-votes will have the same effect as a vote “against” the Adjournment Proposal.

Voting Agreements

Concurrently with the execution and delivery of the Merger Agreement, each of the Supporting Stockholders entered into a Voting Agreement with Parent pursuant to which each of the Supporting Stockholders agreed, among other things and subject to certain exceptions and limitations, to vote the shares of E&E Common Stock beneficially owned by the Supporting Stockholder, and any additional securities of E&E (including E&E Common Stock) of which the Supporting Stockholder acquires record and/or beneficial ownership after the date of the Voting Agreement in favor of the Merger and the adoption of the Merger Agreement. As of the date of the Voting Agreements, the Supporting Stockholders beneficially owned 540,187 shares of Class A Common Stock and 828,435 shares of Class B Common Stock, which represents approximately 58.3% of the total voting power of E&E Common Stock.

Voting of Proxies

All shares of E&E Common Stock represented by properly executed proxies received by E&E in time for the Special Meeting will be voted at the Special Meeting in the manner specified by the holders. Properly executed proxies that do not contain voting instructions will be voted “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal, and “FOR” the Adjournment Proposal.

To vote by proxy, please complete, sign, date and return the enclosed proxy card or, to vote by appointing a proxy over the Internet or by telephone, follow the instructions provided below. If you attend the Special Meeting and wish to vote in person, you may revoke your proxy by voting in person. If your shares of E&E Common Stock are held in the name of your broker, bank or other nominee or trustee, you must obtain a proxy, executed in your favor, from your broker, bank or other nominee or trustee to be able to vote in person at the Special Meeting. Any votes by proxy or in person must be received by the voting inspector of the Special Meeting at least ten minutes prior to the scheduled and noticed meeting time for the Special Meeting.

Shares of E&E Common Stock represented at the Special Meeting but not voted, including shares of E&E Common Stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

However, only shares of E&E Common Stock that are affirmatively voted for the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal will be counted in favor of those proposals. Accordingly, if you properly execute and return a proxy card, appoint a proxy over the Internet or by telephone or attend the Special Meeting in person, but abstain from voting on any of the proposals at the Special Meeting, it will have the same effect as (i) a vote “against” the Merger Agreement Proposal, (ii) a vote “against” the Compensation Proposal and (iii) a vote “against” the Adjournment Proposal.

If you do not vote, it will have the same effect as a vote “against” the Merger Agreement Proposal, and will have no effect on each of the Compensation Proposal and the Adjournment Proposal. Brokers who hold shares in street name for customers are precluded from exercising their voting discretion with respect to approval of non-routine matters, such as the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal, and, as a result, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote those shares, which shares are referred to generally as “Broker non-votes.” Broker non-votes, if any, will be treated as shares that are present at the Special Meeting for purposes of determining whether a quorum exists and will have the same effect as votes “against” the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal.

At the Special Meeting, you will be asked to consider and vote upon the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal. No other business will be conducted at the Special Meeting.

Voting over the Internet or by Telephone

You may also grant a proxy to vote your shares over the Internet or by telephone. The Internet and telephone voting procedures described below are designed to authenticate stockholders’ identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders’ instructions have been recorded properly. Stockholders granting a proxy to vote over the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

For Shares Registered in Your Name

Stockholders of record may go to www.voteproxy.com to grant a proxy to vote their shares over the Internet. Have your proxy card in hand when you access the web site, and follow the instructions to obtain your records and to create an electronic voting instruction form. Any stockholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-800-776-9437 from the United States, or by calling 1-718-921-8500 from a foreign country, and following the recorded instructions.

For Shares Registered in the Name of a Broker or Bank

If your shares are held in a brokerage account or by another nominee, such as a bank or trust, then such broker or other nominee is considered to be the stockholder of record with respect to your shares. However, you are still considered to be the beneficial owner of those shares, with your shares being held in “street name.” Most beneficial owners whose stock is held in street name receive instructions for authorizing votes by the broker or other nominee.

If your shares are held in street name, you may be eligible to vote your shares by telephone or through the Internet. A large number of banks and brokerage firms provide eligible stockholders the opportunity to vote in this manner. If your bank, brokerage firm or other nominee allows for this, the voting form provided by your broker or other nominee will provide instructions for such alternative method of voting.

General Information for All Shares Voted over the Internet or by Telephone

Votes submitted over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on November 19, 2019. Submitting your proxy over the Internet or by telephone will not affect your right to vote in person should you decide to attend the Special Meeting.

Revocability of Proxies

The grant of a proxy on the enclosed proxy card or over the Internet or by telephone does not preclude a stockholder from voting in person at the Special Meeting. You may revoke your proxy at any time before the shares reflected on your proxy card (or with respect to which you have appointed a proxy over the Internet or by telephone) are voted at the Special Meeting by:

•	filing with our corporate secretary a properly executed and dated revocation of proxy;
•	submitting a properly completed, executed and dated proxy card to our corporate secretary bearing a later date;
•	submitting a subsequent vote over the Internet or by telephone; or
•	appearing at the Special Meeting and voting in person.

Your attendance at the Special Meeting will not, in and of itself, constitute the revocation of a proxy. If you have instructed your broker to vote your shares, you must follow the directions received from your broker to change these instructions.

Solicitation of Proxies

All proxy solicitation costs will be borne by us. In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies from stockholders by telephone or other electronic means or in person.

We also may reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions. We have also retained the services of a paid solicitor, D.F. King and Co. Inc. (“D.F. King”), to solicit proxies. We anticipate that the cost will be approximately $15,000 plus expenses and will be paid by us. We have agreed to indemnify D.F. King for certain losses arising out of its proxy solicitation services.

Delivery of this Proxy Statement to Multiple Stockholders with the Same Address

The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address if we believe the stockholders are members of the same family, by delivering a single proxy statement addressed to those stockholders. Each stockholder will continue to receive a separate proxy card or voting instruction card. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies by reducing the volume of duplicate information.

A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If your household received a single Proxy Statement, but you would prefer to receive your own copy, please notify your broker or direct your written request via email to Ms. Sara Herrmann, Communications Coordinator at the Company, at sherrmann@ene.com, or by telephone at (716) 684-8060. If you would like to receive your own set of our proxy materials in the future, please contact your broker or Ms. Sara Herrmann and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number. Conversely, if you and another person sharing your same address are receiving multiple copies of annual reports or Proxy Statements and you would like to request that you only receive one copy, please contact your broker and E&E Investor Relations and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Stockholder List

A list of E&E stockholders will be available for inspection at our principal executive offices located at 368 Pleasant View Drive, Lancaster, New York 14086 to any stockholder, at any time during usual business hours upon written demand on E&E, for a purpose reasonably related to such stockholder’s interest in its capacity as a stockholder. Such inspection may be made in person or by an agent or attorney, and will include the right to copy and make extracts of the list of E&E stockholders.

PROPOSAL 1—MERGER AGREEMENT PROPOSAL

THE MERGER

The discussion under the sections of this Proxy Statement titled “The Merger” and “The Merger Agreement” summarizes the material terms of the Merger. Although we believe that the description covers the material terms of the Merger, this summary may not contain all of the information that is important to you. We urge you to read this Proxy Statement, the Merger Agreement and the other documents referred to herein carefully for a more complete understanding of the Merger. The discussion of the Merger in this Proxy Statement is qualified in its entirety by reference to the Merger Agreement, which is attached as Annex A to this Proxy Statement.

Background of the Merger

In the ordinary course of business, the Board of Directors, together with E&E’s senior management, regularly reviews and assesses, among other things, E&E’s short- and long-term strategic goals and opportunities, competitive environment, and short- and long-term performance and potential strategic alternatives, with the goal of enhancing stockholder value. In order to bring outside perspectives to this review and assessment process, members of E&E’s senior management team from time to time attend industry conferences or otherwise engage in conversations with other participants in the industry, including employees of WSP, to discuss recent developments and trends. In addition, from time to time, E&E has received in-bound inquiries from financial advisors and other third parties gauging E&E’s interest in exploring a potential strategic transaction, to which the Board of Directors’ response has been generally that E&E is not for sale and that E&E intends to continue to remain as an independent public company.

In January 2019, André-Martin Bouchard, WSP’s Global Director Environment & Resources, contacted Todd Musterait, E&E’s President of U.S. Operations, by telephone to discuss consulting industry dynamics in the environmental sector.

On February 5, 2019, Mr. Bouchard contacted Mr. Musterait by telephone to follow-up on their January 2019 telephone call and to discuss potential business opportunities and the possibility of setting up a meeting between Marshall A. Heinberg, E&E’s Executive Chairman, and Alexandre L’Heureux, WSP’s Chief Executive Officer. Mr. Musterait relayed WSP’s interest in a meeting to Mr. Heinberg, who authorized the scheduling of the meeting but directed Mr. Musterait to convey to Mr. Bouchard that E&E was not interested in discussing a possible strategic transaction with WSP, in the event that that had been a reason for Mr. Bouchard’s outreach.

On April 10, 2019, Mr. Heinberg, Mr. Musterait, Mr. L’Heureux and Mr. Bouchard held an in-person meeting in New York, New York to introduce themselves to one another and to discuss potential business opportunities. Following the meeting, Mr. L’Heureux contacted Mr. Heinberg by telephone to suggest arranging a follow-up meeting to continue discussing potential business opportunities between WSP and E&E and further indicated that WSP was interested in discussing a possible strategic transaction with E&E. In response, Mr. Heinberg indicated that E&E was not interested in pursuing a strategic transaction at that time. Following the meeting and telephone call with Mr. L’Heureux, Mr. Heinberg contacted other members of the Board of Directors to provide an overview of his discussion with Mr. L’Heureux.

On May 1, 2019, Mr. Heinberg and Mr. L’Heureux met and discussed several business-related topics. At this meeting, Mr. L’Heureux mentioned WSP’s interest in potentially pursing a strategic transaction with E&E, expressed his view that there was a strong strategic fit between the WSP and E&E organizations and indicated that WSP was prepared to offer a substantial premium to E&E’s then-current stock price. Mr. L’Heureux also conveyed his intention to send Mr. Heinberg a letter providing additional detail of the terms upon which WSP was prepared to pursue a strategic transaction. Mr. Heinberg told Mr. L’Heureux that E&E was not interested in pursuing a strategic transaction at that time, but indicated that he could not prevent Mr. L’Heureux from sending such a letter.

On May 6, 2019, WSP sent to Mr. Heinberg a preliminary non-binding indication of interest to acquire E&E for a price per share between $18.00 and $20.00 in an all-cash transaction. The indication of interest stated that it was based solely on publicly available information and subject to certain conditions, including completion of due diligence, the agreement by certain key stockholders of E&E to enter into market-standard lock-up and support agreements and the approval of WSP’s board of directors.

On May 6, 2019, the Board of Directors held an in-person meeting to discuss WSP’s indication of interest. During the course of the meeting, the Board of Directors discussed a number of considerations regarding a potential strategic transaction and authorized Mr. Heinberg to engage in preliminary discussions with WSP on behalf of E&E, subject to WSP committing to increase its offer price above $20.00 per share. The Board of Directors also authorized Mr. Heinberg to engage legal counsel to advise the Board of Directors with respect to legal matters in connection with its consideration of a potential strategic transaction, and Mr. Heinberg subsequently engaged Cleary Gottlieb Steen & Hamilton LLP (“Cleary Gottlieb”) as counsel to E&E in connection with the potential strategic transaction.

Following the meeting, Mr. Heinberg relayed the Board of Directors’ feedback to Mr. L’Heureux, who indicated a willingness to discuss an increased offer price subject to the results of preliminary due diligence. In response, Mr. Heinberg suggested that WSP should review E&E’s forthcoming restated financial statements and quarterly report on Form 10-Q for the quarter ended January 26, 2019 before proceeding further with discussions regarding a potential strategic transaction.

On May 31, 2019, following the completion of the restatement of its financial statements for the fiscal years ended July 31, 2017 and July 31, 2016, E&E filed its annual report on Form 10-K for the fiscal year ended July 31, 2018 as well as quarterly reports on Form 10-Q for the quarters ended October 27, 2018 and January 26, 2019.

On June 6, 2019, Mr. Heinberg and Mr. L’Heureux had a telephone call during which Mr. L’Heureux expressed WSP’s continued interest in pursuing a strategic transaction with E&E and noted that E&E’s restated financial statements and quarterly report for the quarter ended January 26, 2019 had not changed WSP’s views on valuation. Mr. Heinberg informed Mr. L’Heureux that E&E would be willing to provide preliminary due diligence information to WSP subject to WSP’s entry into a confidentiality agreement, but noted to Mr. L’Heureux that only a limited amount of due diligence information would be made available to WSP as the Board of Directors had significant concerns about potential leaks and only intended to inform a small number of members of E&E senior management about the Board of Directors’ consideration of the potential transaction. Mr. Heinberg also noted that the Board of Directors did not want E&E to provide WSP with competitively-sensitive information unless and until a preliminary agreement was reached on the key terms of a potential strategic transaction.

Between June 10 and June 14, 2019, Cleary Gottlieb and Stikeman Elliott LLP, Canadian counsel to WSP (“Stikeman”), negotiated the terms of a confidentiality agreement, which was entered into by E&E and WSP on June 14, 2019 (the “Confidentiality Agreement”). The Confidentiality Agreement includes a “standstill provision” pursuant to which WSP agreed to refrain from certain activities for a period of eighteen months, including, among other things, (i) seeking to acquire beneficial ownership of any securities of E&E or seeking to enter into a business combination with E&E, (ii) soliciting proxies with respect to any voting securities of E&E and (iii) seeking to control or influence the management of E&E. The Confidentiality Agreement also prohibits WSP from requesting that E&E or the Board of Directors amend or waive the “standstill provision”, but allows WSP to make confidential proposals to Mr. Heinberg. The Confidentiality Agreement also includes a non-solicit provision pursuant to which, subject to certain customary exceptions, WSP agreed not to, and to cause its affiliates not to, solicit the employment of or hire any employee of E&E for a period of eighteen months.

On June 14, 2019, the Governance, Nominating and Compensation Committee of the Board of Directors (the “GNCC”) held a telephonic meeting during which the members of the GNCC had a discussion regarding the need for, and proposed terms of, retention arrangements with certain members of E&E senior management who would be made aware of the Board of Directors’ consideration of the potential strategic transaction, to be entered into substantially concurrently with the execution of the Merger Agreement.

On June 16, 2019, the Board of Directors held a telephonic meeting during which Mr. Heinberg updated the directors as to the status of negotiations with WSP and provided an overview of the GNCC’s proposal for the entry into retention arrangements with certain members of E&E senior management substantially concurrently with the execution of the Merger Agreement. The Board of Directors then authorized the entry on behalf of E&E into retention agreements with certain members of E&E senior management substantially concurrently with the execution of the Merger Agreement and on the terms proposed by the GNCC. Mr. Heinberg then recused himself and, following discussion, the remaining members of the Board of Directors, upon the recommendation of the GNCC, authorized the entry on behalf of E&E into a retention agreement with Mr. Heinberg substantially concurrently with the execution of the Merger Agreement. Mr. Heinberg and the members of E&E senior management who the Board of Directors authorized E&E to enter into retention agreements with were subsequently informed of the general terms of the retention arrangements that the Board of Directors had approved and the retention agreements were entered into shortly prior to the execution of the Merger Agreement. The retention agreements are more fully described in the section of this Proxy Statement titled “The Merger—Interests of Our Directors and Officers in the Merger” (page 42).

On June 17, 2019, Mr. Heinberg and Mr. L’Heureux had a telephone call to discuss the due diligence plan and the possibility of scheduling a meeting with the management of E&E for the week of June 24, 2019.

On June 20, 2019, Mr. Heinberg emailed Mr. L’Heureux to confirm that he had scheduled a management meeting for June 26, 2019 and to request a summary of topics WSP would like E&E management to address at the meeting. Mr. L’Heureux replied and provided a high-level list of diligence topics.

On June 26, 2019, Mr. Heinberg, Mr. Musterait, Kurt Zmich, E&E’s Senior Vice President of Operations, Martin Mazur, E&E’s Vice President of Human Resources, and Colleen Mullaney-Westfall, E&E’s General Counsel and Secretary, met in person in New York, New York and by video conference with Mr. L’Heureux, Mr. Bouchard, Pierre Shoiry, Vice Chairman of WSP’s board of directors, and Brigitte Royer, WSP’s Global Director of Mergers and Acquisitions, to review year-to-date U.S. operations results as well as the U.S. business outlook for the remainder of fiscal year 2019 and to discuss due diligence across a variety of functional areas, including human resources, operations, tax, insurance, financial and legal.

On July 2, 2019, Mr. Heinberg received a telephone call from Mr. L’Heureux conveying WSP’s continued interest in pursuing a strategic transaction with E&E and requesting copies of certain written materials referenced by E&E’s senior management at the management meeting. Following the call, Mr. Heinberg provided electronic copies of the written materials and conveyed his availability to discuss any further questions that WSP might have.

On July 8, 2019, Mr. Heinberg and Mr. L’Heureux had a telephone call during which Mr. L’Heureux indicated that WSP remained interested in pursuing a strategic transaction with E&E, but, in light of, among other things, the U.S. backlog and business outlook and certain costs that WSP expected to incur to acquire the interests of the minority partners in the Company’s non-wholly-owned South American subsidiaries, WSP would be unable to proceed at a price in excess of $14.00 to $16.00 per share. Mr. L’Heureux also requested that Mr. Heinberg facilitate a meeting between Mr. L’Heureux and the Board of Directors during which Mr. L’Heureux could present his strategic rationale for a business combination between the parties. In response, Mr. Heinberg expressed his belief that a price of $14.00 to $16.00 per share undervalued E&E and suggested that additional value could be delivered to E&E’s stockholders by E&E using cash on its balance sheet to pay a special dividend subject to the consummation of a potential transaction. Mr. L’Heureux agreed to further consider Mr. Heinberg’s views and committed to sending Mr. Heinberg an updated written indication of interest in the following days. Later that day, Mr. Heinberg called Mr. L’Heureux and communicated that WSP’s strategic rationale was irrelevant to the Board of Directors in an all-cash acquisition of the type being proposed by WSP and so Mr. L’Heureux would not be permitted to address the Board of Directors directly, but that he would convene the Board of Directors to discuss the content of any updated offer received from WSP.

On July 10, 2019, WSP sent to Mr. Heinberg a revised indication of interest to acquire E&E for a price per share of $16.00 in cash. The revised indication of interest stated that it was subject to completion of due diligence and indicated that WSP was prepared to begin drafting a merger agreement governing the potential transaction.

On July 11, 2019, the Board of Directors held a telephonic meeting, with representatives of Cleary Gottlieb attending at the invitation of the Board of Directors, during which Mr. Heinberg updated the directors as to the status of negotiations with WSP and reviewed with the directors the terms of the revised indication of interest. Representatives of Cleary Gottlieb also reviewed with the Board of Directors its fiduciary duties in considering WSP’s indication of interest and a possible sale of E&E. Following a discussion of, among other things, WSP’s revised indication of interest, the potential benefits and risks of E&E remaining an independent public company and potential ways the Board of Directors could respond to WSP, the Board of Directors then directed Mr. Heinberg to communicate to Mr. L’Heureux that the Board of Directors was unwilling to continue discussions regarding a potential strategic transaction on the basis of WSP’s updated $16.00 per share offer, but that it would be willing to revisit that position in the event WSP was willing to increase its offer. The Board of Directors also discussed the potential engagement of an independent financial advisor to help the Board of Directors analyze the offer price, but determined not to do so at such time given significant concerns about the potential adverse effect a leak would have on E&E’s business. Justin C. Jacobs, a director of E&E, offered to obtain the assistance of his colleagues at Mill Road Capital Management LLC (“Mill Road”) to assist the Board of Directors in collecting and reviewing some preliminary valuation data prior to the Board of Directors’ engagement of an independent financial advisor, and the other directors agreed that would be helpful.

On July 15, 2019, Mr. Heinberg had a telephone call with Mr. L’Heureux during which Mr. Heinberg conveyed that the Board of Directors was unwilling to proceed with a transaction at the $16.00 per share price, but that it would be willing to consider an increased offer. In response, Mr. L’Heureux orally conveyed a revised offer to acquire E&E for $17.00 per share in cash. Mr. L’Heureux further indicated that WSP desired to enter into a definitive agreement for a potential transaction with E&E by August 8, 2019, the date of WSP’s second quarter earnings announcement. Mr. Heinberg replied that he would need to consult with the Board of Directors about the increased offer, but that he thought the Board of Directors was unlikely to find a $17.00 per share offer price acceptable. Mr. Heinberg also indicated to Mr. L’Heureux that the Board of Directors was interested in paying a special dividend to E&E’s stockholders in connection with the potential transaction and also conveyed the expectation that any definitive merger agreement for the potential transaction would provide for a “go-shop” period during which E&E would be permitted to solicit alternative proposals given that E&E did not expect to speak with other potential acquirors prior to entering into such a merger agreement due to the Board of Directors’ significant concerns about the adverse consequences of a leak. Mr. Heinberg indicated that he would present WSP’s increased offer to the Board of Directors and requested that Mr. L’Heureux provide a targeted list of confirmatory due diligence items in parallel.

On July 18, 2019, representatives of WSP emailed Mr. Heinberg a list of preliminary due diligence requests.

On July 19, 2019, the Board of Directors held a telephonic meeting with representatives of Cleary Gottlieb attending at the invitation of the Board of Directors. Mr. Heinberg provided an update to the Board of Directors regarding WSP’s increased $17.00 per share offer price and other recent developments concerning E&E. The Board of Directors then discussed, among other things, the increased $17.00 per share offer price and general trends relating to E&E’s business. Mr. Jacobs also reviewed with the Board of Directors the preliminary valuation data that were collected with the assistance of Mill Road, which the Board discussed as a reference point to be supplemented by valuation analyses to be performed by an independent financial advisor once engaged. Following these discussions, the Board of Directors directed Mr. Heinberg to communicate to Mr. L’Heureux that the Board of Directors was prepared to proceed with negotiations for a strategic transaction on the basis of WSP’s $17.00 per share offer price, subject to WSP agreeing that E&E could pay a special dividend in connection with the potential transaction in addition to the regular semi-annual dividend of $0.20 per share expected to be declared by the Board of Directors later on in July. The Board of Directors also authorized the entry on behalf of E&E into a retention agreement with an additional member of E&E’s senior management who was to be informed of the potential strategic transaction. The member of E&E senior management who the Board of Directors authorized E&E to enter into a retention agreement with was subsequently informed of the general terms of the retention arrangement that the Board of Directors had approved and the retention agreement was entered into shortly prior to the execution of the Merger Agreement.

On July 20, 2019, Mr. Heinberg contacted Mr. L’Heureux to convey the Board of Directors’ feedback from the July 19, 2019 meeting. Following discussion, Mr. Heinberg agreed that E&E would permit WSP to proceed with confirmatory due diligence for the potential transaction on the basis of Mr. L’Heureux’s oral agreement that E&E would be permitted to pay a $0.30 per share special dividend to E&E’s stockholders in connection with the closing of the potential transaction in addition to the $17.00 per share in merger consideration and the $0.20 per share regular semi-annual dividend that was expected to be declared. Mr. Heinberg also reiterated the expectation that any definitive merger agreement would provide for a “go-shop” period and stressed that any termination fee for a potential transaction should be in a customary range for a U.S. public transaction. Mr. L’Heureux indicated that he would direct Hogan Lovells US LLP, U.S. counsel to WSP (“Hogan Lovells”), to begin drafting a definitive merger agreement. Mr. Heinberg and Mr. L’Heureux agreed that the companies would target an announcement date for the potential transaction of August 8, 2019.

On July 22, 2019, WSP submitted a comprehensive list of due diligence requests to Mr. Heinberg and Ms. Mullaney-Westfall and, from that date until the Merger Agreement was executed on August 28, 2019, WSP and its advisors conducted due diligence on E&E and its subsidiaries.

On July 24, 2019, E&E held its annual stockholder meeting. Following that meeting, the Board of Directors held a meeting, with representatives of Cleary Gottlieb attending by telephone for a portion of the meeting at the invitation of the Board of Directors. At the meeting, the Board of Directors declared a dividend payable on or before August 12, 2019 to stockholders of E&E as of August 5, 2019 of $0.20 per share and discussed developments relating to the potential transaction with WSP since its July 19, 2019 meeting. In addition, among other things, the Board of Directors and the representatives of Cleary Gottlieb reviewed the merits and risks of a “go-shop” process relative to the merits and risks of a process in which the Board of Directors would hire an independent financial advisor to solicit third-party proposals for the acquisition of E&E prior to the signing of a definitive merger agreement with WSP. The Board of Directors then authorized Mr. Heinberg to engage an independent financial advisor to deliver an opinion regarding fairness in connection with the Board of Directors’ consideration of the potential transaction and to potentially conduct a process for soliciting alternative proposals for the acquisition of E&E from third parties before or after the signing of a definitive merger agreement with WSP.

On July 25, 2019, Hogan Lovells sent Cleary Gottlieb a draft merger agreement and a draft form of voting and support agreement to be entered into by certain E&E stockholders. The draft merger agreement included a termination fee equal to 5.0% of the total merger consideration, including the value of the special dividend, which would be payable by E&E in the event that, among other situations, E&E were to terminate the merger agreement to enter into an alternative transaction. The draft merger agreement did not include a “go-shop” provision, and instead proposed that E&E would only be permitted to respond, subject to certain limitations, to unsolicited proposals received from third parties between the signing of the definitive merger agreement and approval of the acquisition by E&E’s stockholders, and provided that WSP was not required to divest assets or take other mitigation measures to obtain regulatory approval of the potential transaction. The draft form of voting and support agreement required the E&E stockholders that would be party to it to, among other things, vote all of their E&E shares in favor of the potential transaction and against any alternative transaction, even if the Board of Directors changed its recommendation in favor of the potential transaction.

On July 26, 2019, representatives of Hogan Lovells, Cleary Gottlieb and Stikeman held an introductory telephone call during which the representatives of Hogan Lovells and Stikeman provided an overview of certain provisions of the draft merger agreement and communicated additional due diligence requests. The parties did not negotiate the draft merger agreement during the call, but the representatives of Cleary Gottlieb expressed surprise that a “go-shop” provision had not been included in light of the expectations that Mr. Heinberg had communicated regarding terms for an agreement.

On July 29, 2019, Philippe Fortier, WSP’s Chief Legal Officer and Corporate Secretary, contacted Mr. Heinberg to discuss WSP’s concerns, in light of WSP’s existing Chilean operations, relating to certain restrictive covenants contained in the stockholders agreement of GAC, dated as of September 23, 1999, that purport to restrict the provision of services in certain lines of business and geographic areas (the “GAC Restrictions”). Mr. Heinberg and Mr. Fortier agreed to discuss potential ways to alleviative WSP’s concerns regarding the GAC Restrictions in parallel with ongoing negotiations of the definitive merger agreement.

Later in the day on July 29, 2019, Mr. Heinberg held a telephone call with Mr. L’Heureux, during which Mr. L’Heureux indicated that WSP was unwilling to allow E&E to actively solicit potential alternative transactions during a “go-shop” period following the signing of a definitive merger agreement.

On July 30, 2019, Mr. Fortier contacted Mr. Heinberg to further discuss the GAC Restrictions. Mr. Fortier indicated that while WSP continued to work toward an announcement date of August 8, 2019 for the potential transaction with E&E, WSP’s expectation was that, prior to the signing of the definitive merger agreement, the parties would ensure the GAC Restrictions would be terminated or restructured following the consummation of the potential transaction.

Later in the day on July 30, 2019, Cleary Gottlieb delivered revised drafts of the merger agreement and the form of voting and support agreement to Hogan Lovells. The revised draft of the merger agreement, among other things, deleted the termination fee percentage proposed in the Hogan Lovells draft, included a “hell or high water” efforts standard with respect to WSP’s obligation to obtain the approval of CFIUS for the proposed transaction and included other changes intended to reduce the risk that the conditions to closing of the transaction would not be met. The revised draft of the merger agreement also included a 30-day “go-shop” provision with a termination fee of $1.5 million if a transaction with a third party were entered into during the “go-shop” period or, with respect to parties from whom E&E had received an acquisition proposal during the initial 30-day “go-shop” period, during a 45-day period following the signing of the definitive merger agreement. The revised draft of the form of voting and support agreement, among other things, provided for the termination of the voting and support agreement upon the withdrawal or modification of the Board of Directors’ recommendation to E&E’s stockholders to vote in favor of the merger with WSP.

On July 31, 2019, E&E engaged Baird to act as E&E’s financial advisor by rendering an opinion in connection with the potential transaction with WSP based on Baird’s experience as a nationally recognized investment banking firm and substantial expertise in transactions similar to the potential transaction.

On August 1, 2019, Mr. Fortier contacted Mr. Heinberg and conveyed that, pending further review of potential ways to alleviate WSP’s concerns regarding the GAC Restrictions, WSP would likely not be in position to enter into a definitive merger agreement by August 8, 2019.

Later on August 1, 2019, the Board of Directors held a telephonic meeting, with representatives of Cleary Gottlieb attending at the invitation of the Board of Directors, to discuss developments relating to the potential transaction with WSP since the Board of Directors meeting on July 24, 2019. The Board of Directors discussed, among other things, the concerns raised by WSP with respect to the GAC Restrictions and reviewed the status of negotiations on the definitive merger agreement. The Board of Directors also discussed WSP’s stated position that it would not agree to allow E&E to actively solicit potential alterative transactions following the signing of the merger agreement and discussed alternative ways the Board of Directors could become comfortable that a superior offer was not reasonably attainable from a third party while minimizing the risk of a leak. Additionally, the Board of Directors discussed the potential that WSP would terminate negotiations or lower its offer price due to, among other things, its concerns about the GAC Restrictions.

On August 2, 2019, Mr. Fortier contacted Mr. Heinberg and indicated that WSP and Hogan Lovells’ review of the draft merger agreement provided by Cleary Gottlieb was on hold pending further discussion with Mr. L’Heureux with respect to the GAC Restrictions, other key terms of the draft merger agreement and WSP’s ongoing due diligence. Mr. Fortier also confirmed that WSP was no longer working toward entering into a definitive merger agreement by August 8, 2019.

On August 5, 2019, Mr. Heinberg and Mr. L’Heureux had a telephone call during which Mr. L’Heureux conveyed that WSP was continuing to consider a potential transaction with E&E, but was likely to postpone continued discussions for the time being at the current offer price. In response, Mr. Heinberg indicated that E&E had other strategic priorities that required its attention and might not be in a position to engage in discussions with respect to a potential transaction at a later date. Mr. Heinberg also encouraged Mr. L’Heureux to continue discussions regarding the potential transaction and requested that Mr. L’Heureux consider an offer price at which WSP would be willing to proceed at that time.

On August 6, 2019, Mr. L’Heureux emailed Mr. Heinberg a revised offer to acquire E&E for $15.00 per share in cash, which offer contemplated that E&E would not be permitted to declare a special dividend to its stockholders in connection with the potential transaction. The revised offer also contemplated, among other things, a “customary go-shop” period, including a lower termination fee applicable during the “go-shop” period, a reduced efforts standard relating to WSP’s obligation to obtain CFIUS approval for the potential transaction and WSP’s concerns with respect the GAC Restrictions being eliminated prior to the signing of a definitive merger agreement in respect of the potential transaction.

Later on August 6, 2019, the Board of Directors held a telephonic meeting, with representatives of Cleary Gottlieb attending at the invitation of the Board of Directors, to discuss WSP’s revised offer. Mr. Heinberg provided an update to the Board of Directors regarding E&E’s preliminary financial results for the fourth fiscal quarter as well as additional recent developments concerning E&E, and the Board of Directors discussed those updates and the risks and uncertainties of E&E remaining an independent public company. After discussion of those matters, the Board of Directors determined that an all-cash acquisition at the revised offer price would still provide the best opportunity for maximizing stockholder value, particularly if E&E was also permitted to declare a special dividend to its stockholders in connection with the potential transaction, and authorized Mr. Heinberg to continue trying to reach agreement on the terms of the potential transaction with WSP.

On August 7, 2019, Mr. Heinberg and Mr. L’Heureux had a telephone call during which they agreed to resume working toward reaching agreement on the terms of a merger agreement for the potential transaction after Mr. L’Heureux agreed that E&E would be permitted to pay a $0.50 special dividend in connection with the potential transaction in addition to the $15.00 per share in merger consideration. Mr. L’Heureux noted that WSP’s willingness to proceed with the potential transaction was contingent on the completion by WSP of additional due diligence, particularly with respect to E&E’s South American operations. Mr. L’Heureux also indicated that WSP did not anticipate being in position to enter into the definitive merger agreement for the potential transaction until August 23, 2019.

On August 9, 2019, Hogan Lovells sent revised drafts of the merger agreement and the form of voting and support agreement to Cleary Gottlieb. The revised draft of the merger agreement, among other things, removed the “hell or high water” efforts standard governing WSP’s obligation to obtain CFIUS approval for the proposed transaction, reduced the “go-shop” period to 15 days and provided for a two-tiered termination fee, with $4.5 million payable by E&E for terminations during the “go-shop” period and $6.0 million payable thereafter. The draft merger agreement also provided for a pro rata reduction in the amount of the $0.50 per share special dividend for transaction expenses incurred by E&E in excess of $2.3 million (the “Transaction Expenses Cap”). The draft merger agreement further imposed a higher standard for the bring-down of certain of E&E’s representations and warranties at the closing of the proposed transaction, increasing the risk that the conditions to WSP’s obligation to consummate the merger would not be satisfied and WSP would not be required to close the potential transaction. The revised draft of the form of voting and support agreement, among other things, removed the provision that would cause it to terminate upon the withdrawal or modification of the Board of Directors’ recommendation to E&E’s stockholders to vote in favor of the merger with WSP.

On August 12, 2019, Mr. Heinberg had a telephone call with Ms. Royer to discuss the revised draft merger agreement submitted by Hogan Lovells, during which Mr. Heinberg indicated that the draft merger agreement provided insufficient closing certainty to E&E.

Later on August 12, 2019, representatives of Cleary Gottlieb sent an issues list to representatives of Hogan Lovells outlining E&E’s position on the key open issues in the draft merger agreement, including, among other things, the length and scope of the “go-shop” and the efforts standard for securing CFIUS approval, and on August 13, 2019, representatives of Cleary Gottlieb, Hogan Lovells, Stikeman, E&E and WSP had a telephone call to discuss the issues list.

On August 15, 2019, Cleary Gottlieb sent revised drafts of the merger agreement and form of voting and support agreement to Hogan Lovells. The revised draft of the merger agreement provided for a 30-day “go-shop” period, with the ability for E&E to continue negotiations thereafter with respect to parties from whom E&E had received an acquisition proposal during the “go-shop” period, as well as a two-tiered termination fee, with $3.0 million payable by E&E for terminations during the “go-shop” period and $4.0 million payable thereafter. The revised draft of the merger agreement also provided for an increase in the Transaction Expenses Cap to $3.25 million, added additional obligations WSP would be required to take to obtain CFIUS approval for the proposed transaction and lowered the standard for the bring-down of certain of E&E’s representations and warranties at the closing of the proposed transaction. The revised draft of the merger agreement also included, among other things, a condition precedent to WSP’s obligation to close that the Restructuring shall have been completed. The revised draft of the form of voting and support agreement provided, among other things, that upon the withdrawal or modification of the Board of Directors’ recommendation to E&E’s stockholders to vote in favor of the merger with WSP, the voting agreement would only apply to a reduced percentage of the aggregate voting power attributable to the shares covered by the voting and support agreement.

On August 16, 2019, representatives of E&E, WSP, Cleary Gottlieb and Hogan Lovells held a telephone call to negotiate various provisions in the draft merger agreement.On August 18, 2019, representatives of Hogan Lovells sent an issues list to representatives of Cleary Gottlieb outlining WSP’s position on several open issues in the draft merger agreement and proposing resolutions to each such issue.

On August 19, 2019, the Board of Directors held a telephonic meeting, with representatives of Cleary Gottlieb in attendance at the request of the Board of Directors. Mr. Heinberg and the representatives of Cleary Gottlieb updated the Board of Directors on the status of the draft merger agreement and draft form of voting and support agreement. The Board of Directors discussed, among other things, the decrease in certainty of closing that would result if E&E accepted WSP’s positions with respect to the actions WSP would be required to take to obtain CFIUS approval for the potential transaction and the bring-down standard for the accuracy of certain of E&E’s representations and warranties at the closing of the proposed transaction. The Board of Directors then directed Mr. Heinberg and Cleary Gottlieb to endeavor to reach resolutions on the remaining open issues in the draft merger agreement that would both be acceptable to WSP and seek to increase the certainty of closing.

Later on August 19, 2019, representatives of E&E, WSP, Cleary Gottlieb and Hogan Lovells had a conference call to attempt to finalize the outstanding open issues in the merger agreement. Between August 20, 2019 and the execution of the Merger Agreement on August 27, 2019, E&E, WSP and their respective counsels continued to exchange and discuss revised drafts of the merger agreement as well as drafts of the disclosure schedule to the merger agreement and other transaction documentation, and WSP completed its due diligence of E&E and its subsidiaries, including by meeting with representatives of E&E’s South American subsidiaries. During such time, representatives of E&E and Cleary Gottlieb also provided drafts of the voting and support agreement to, and engaged in discussions with, certain stockholders regarding the voting and support agreements that would be entered into in connection with the potential transaction.

On August 22, 2019, the Board of Directors held a telephonic meeting, with representatives of each of Cleary Gottlieb and Baird attending at the invitation of the Board of Directors. Mr. Heinberg provided an update on the status of negotiations with WSP since the prior Board of Directors meeting on August 19, 2019 and noted that the timeline for signing a definitive merger agreement with WSP was likely to be delayed until after August 23, 2019 as WSP was still finalizing its due diligence and the parties continued to finalize the transaction documentation. In addition, representatives of Baird discussed with the Board of Directors an overview of Baird’s financial analysis of the potential transaction that would underlie its opinion. The representatives of Baird also discussed an overview of their proposed strategy for soliciting acquisition proposals from third parties during the proposed go-shop period. The representatives of Baird then answered questions from directors.

On August 27, 2019, the Board of Directors held a telephonic meeting, with representatives of each of Cleary Gottlieb and Baird attending at the invitation of the Board of Directors. Mr. Heinberg provided an update on the status of negotiations with WSP since the last Board of Directors meeting on August 22, 2019. The representatives of Cleary Gottlieb reviewed with the Board of Directors a presentation with respect to the directors’ fiduciary duties in considering whether to approve E&E’s entry into the merger agreement as well as a summary of the terms of the proposed final versions of the merger agreement and the form of voting and support agreement, and the representatives of Baird reviewed their financial analysis underlying its opinion. Representatives of Cleary Gottlieb and Baird answered questions from the directors throughout the respective presentations. Baird then orally rendered its opinion to the Board of Directors, which was subsequently confirmed in writing by delivery of Baird’s written opinion addressed to the Board of Directors dated August 27, 2019, as to the fairness, as of the date of such opinion and from a financial point of view, to the holders of E&E Common Stock (other than the Excluded Holders) of the Per Share Merger Consideration to be received by such holders in the proposed transaction, as more fully described in the section of this Proxy Statement titled “The Merger—Opinion of E&E’s Financial Advisor” (page 33). Following further discussion, and for the reasons discussed below in “The Merger—Reasons for Recommendation of our Board of Directors” (page 29), the Board of Directors unanimously adopted resolutions approving and declaring advisable the Merger Agreement and the transactions contemplated thereby, recommending that E&E’s stockholders vote in favor of the transactions contemplated therein and approving the entry by E&E into definitive retention agreements with E&E employees. Mr. Heinberg then recused himself, and the Board of Directors discussed the upcoming expiration of Mr. Heinberg’s term as Executive Chairman on September 17, 2019. Given that the search for a permanent chief executive officer of E&E would be suspended due to the pending Merger, the remaining directors unanimously adopted resolutions approving the extension of Mr. Heinberg’s term as Executive Chairman on the same terms as currently applied to such appointment until the earliest of (i) the date of the next annual stockholders meeting of E&E, (ii) September 17, 2020 and (iii) the date upon which Mr. Heinberg is earlier removed from his position as Executive Chairman by the Board of Directors.

Early in the morning of August 28, 2019, E&E and WSP executed and delivered the Merger Agreement and related transaction documents. Concurrently with the execution of the Merger Agreement, the Supporting Stockholders executed and delivered the Voting Agreements.

Before the opening of the United States trading markets on August 28, 2019, each of E&E and WSP issued a press release announcing the parties’ entry into the Merger Agreement.

After the execution and delivery of the Merger Agreement, at the direction of the Board of Directors and in connection with the “go-shop” period, which expired at 11:59 p.m. (New York time) on September 27, 2019, representatives of Baird contacted 20 potential acquirers, all of which are strategic acquirers, and, referencing publicly available information, inquired whether they would be interested in making a proposal to acquire E&E. Out of these 20 potential acquirers, 17 of the parties indicated that they were not interested in pursuing further discussions regarding a transaction, one party did not respond, and two parties (the “Go-Shop Parties”) indicated that they would review the opportunity. E&E entered into a confidentiality agreement with one of the Go-Shop Parties but did not ultimately provide any non-public information to either Go-Shop Party, both of which subsequently elected not to submit an indication of interest.

As described in the section of this Proxy Statement titled “The Merger Agreement—Go-Shop Period” (page 61), the “go-shop” period has expired, and the Board of Directors determined hat no Excluded Person existed under the Merger Agreement.

Starting at 11:59 p.m. (New York time) on September 27, 2019, E&E became subject to “no-shop” restrictions, as further described in the section titled “The Merger Agreement—No Solicitation or Discussions by E&E” (page 61).

Reasons for the Recommendation of our Board of Directors

On August 27, 2019, our Board of Directors unanimously (i) determined that the Merger is advisable and fair to, and in the best interests of, E&E and its stockholders, (ii) approved the execution, delivery and performance of the Merger Agreement by E&E and the consummation by E&E of the transactions contemplated by the Merger Agreement, including the Merger, and (iii) resolved to recommend the adoption of the Merger Agreement by the holders of E&E Common Stock and directed that the Merger Agreement be submitted for adoption by the holders of E&E Common Stock at the Special Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE (1) “FOR” THE MERGER AGREEMENT PROPOSAL; (2) “FOR” THE COMPENSATION PROPOSAL; AND (3) “FOR” THE ADJOURNMENT PROPOSAL.

In the course of reaching its determination and recommendation, our Board of Directors consulted with our management, our outside legal advisor, Cleary Gottlieb, regarding our Board of Directors’ fiduciary obligations and the contractual terms of the Merger Agreement, and our financial advisor, Baird, regarding the financial terms of the Merger Agreement. Our Board of Directors considered a number of factors, including the following factors (which are not listed in any relative order of importance), in reaching its conclusion to approve the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and to recommend that our stockholders vote to adopt the Merger Agreement, which it viewed as supporting its decision:

•	our Board of Directors’ ongoing evaluation of E&E’s short- and long-term strategic goals and opportunities, competitive environment, and short- and long-term performance and potential strategic alternatives, and the potential risks, rewards and uncertainties associated with such goals and opportunities, competitive environment, performance and potential strategic alternatives, and our Board of Directors’ belief that the Merger provided the best opportunity for maximizing stockholder value;
•	the fact that the all-cash Per Share Merger Consideration to be paid by Parent reflected extensive negotiations between the parties, and the Board of Directors’ belief that the agreed Per Share Merger Consideration represented the best economic value reasonably available to E&E stockholders;
•	the current and historical market price of E&E Common Stock, including the fact that the Merger Consideration of $15.00 per share represented a 47.9% premium to the closing price of $10.14 per share on August 27, 2019, the last trading day before the Merger was approved by our Board of Directors;
•	the fact that E&E’s stockholders will be entitled to receive the Special Dividend, contingent on the consummation of the Merger, of up to $0.50 per share in cash in addition to the Merger Consideration;
•	the extremely limited liquidity of the E&E Class A Common Stock in view of its small public float and the expectation that such limited liquidity would continue to place downward pressure on E&E’s Class A Common Stock price;
•	the belief that the Per Share Merger Consideration (together with the Special Dividend) represented the highest price that Parent was willing to pay;
•	our Board of Directors’ familiarity with, and understanding of, E&E’s business, assets, financial condition, results of operations, current business strategy, prospects and the risks facing E&E’s industry, in general, and E&E, in particular, including:
•	changes in laws and regulations related to the protection of the environment, including the current U.S. government administration’s decision to decline to enforce some environmental laws and repeal certain regulations, which has adversely impacted E&E’s ability to generate revenue;
•	depressed activity in E&E’s core markets, particularly the energy and federal governmental sectors, including a trend of longer periods being required for current or potential clients to make contract award decisions and for clients to release contract scopes and delivery schedules;

•	the absence of a permanent chief executive officer of E&E and its potential impact on employee, client and stockholder confidence in E&E’s ability to have and implement a consistent strategic plan to perform and prosper;
•	E&E’s historical operating and financial performance, including its lack of revenue growth and erosion of profits during recent fiscal years;
•	the 22% decrease in E&E’s total firm backlog from U.S. operations over the twelve month period preceding April 27, 2019, reflecting the failure of new client orders to keep pace with work delivered on active projects;
•	the ongoing negative impact on E&E’s earnings of nonrecurring costs reflecting severance and termination expenses related to staff reduction programs;
•	the significant costs and expenses E&E incurred related to the recent restatement of E&E’s financial statements;
•	concerns about retention of key employees; and
•	the various additional risks and uncertainties that are described in E&E’s most recent Annual Report on Form 10-K filed with the SEC and attached hereto as Annex E;
•	the fact that the all-cash Per Share Merger Consideration to be paid by Parent provides our stockholders with certainty of value and liquidity for their shares upon the completion of the Merger and does not expose them to any future risks related to the business of E&E as compared to the potential rewards, risks and uncertainties inherent in E&E’s business as an independent company, including the risks set forth under the immediately preceding bullets, or the financial markets generally;
•	the financial analysis reviewed by Baird with our Board of Directors as well as the oral opinion of Baird rendered to our Board of Directors on August 27, 2019, which was subsequently confirmed in writing by delivery of Baird’s written opinion addressed to our Board of Directors dated August 27, 2019, as to the fairness, as of the date of such opinion and from a financial point of view, to the holders of E&E Common Stock (other than the Excluded Holders) of the Per Share Merger Consideration to be received by such holder in the Merger, as more fully described in the section of this Proxy Statement titled “The Merger—Opinion of E&E’s Financial Advisor” (page 33). The full text of Baird’s written opinion, which describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Baird in connection with the preparation of its opinion, is attached as Annex B to this Proxy Statement, and E&E stockholders are urged to read this written opinion in its entirety;
•	the nature of the conditions to completion of the Merger included in the Merger Agreement, as well as the degree of likelihood of satisfaction or waiver of all of the conditions to the completion of the Merger;
•	the obligation of Parent to use reasonable best efforts to take all actions, or do all things, necessary, proper or advisable to consummate the Merger, including obtaining approvals from or acceptances by CFIUS and DCSA (provided that such actions do not result in the imposition of a Burdensome Condition (as defined below) on Parent) (as more fully described in the section of this Proxy Statement titled “The Merger Agreement—Efforts to Complete the Merger” (page 68));
•	the fact that Parent’s obligations pursuant to the Merger Agreement are not subject to any financing condition or similar contingency based on Parent’s ability to obtain financing;
•	the fact that E&E negotiated for, and secured, the right to actively solicit proposals during the 30-day “go-shop” period under the Merger Agreement and to continue discussions, provision of access to non-public information and negotiations following the “go-shop” period with any third party from whom E&E receives a bona fide, written acquisition proposal during the “go-shop” period that our Board of Directors determines, after taking into account the advice of an independent financial advisor and E&E’s outside legal counsel, constitutes a superior offer or could be expected to result in a superior offer (as more fully described in the section of this Proxy Statement titled “The Merger Agreement—Go-Shop Period” (page 61) and “The Merger Agreement—No Solicitation or Discussions by E&E” (page 61));

•	E&E’s right, following the “go-shop” period, to engage in negotiations with, and provide information to, any third party that makes an unsolicited proposal that is received prior to the approval of the Merger Agreement Proposal by E&E stockholders and relates to an alternative transaction, if our Board of Directors determines in good faith, after having taken into account the advice of an independent financial advisor and E&E’s outside legal counsel, that such proposal constitutes, or could reasonably be expected to result in, a superior offer and, after having taken into account the advice of E&E’s outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with its directors’ fiduciary obligations under applicable New York law, subject to certain conditions (as more fully described in the sections of this Proxy Statement titled “The Merger Agreement—No Solicitation or Discussions by E&E” (page 61) and “The Merger Agreement—Stockholders’ Meeting; No Change in Board Recommendation” (page 63));
•	the right of our Board of Directors to change its recommendation regarding the approval of the Merger Agreement, including to recommend a superior offer, and the right of E&E to terminate the Merger Agreement to enter into a definitive transaction agreement in respect of a superior offer, in each case, if our Board of Directors has determined in good faith, after having taken into account the advice of E&E’s outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with its directors’ fiduciary obligations under applicable New York law, subject to certain conditions (including in connection with a termination of the Merger Agreement in such circumstances, the payment by E&E to Parent of a $3.0 or $4.0 million termination fee, as applicable, depending on the circumstances of such termination) (as more fully described in the sections of this Proxy Statement titled “The Merger Agreement—No Solicitation or Discussions by E&E” (page 61) and “The Merger Agreement—Stockholders’ Meeting; No Change in Board Recommendation” (page 63));
•	the belief of our Board of Directors taking into account the advice of outside counsel and its financial advisor that, although the termination fees described above might have the effect of discouraging competing third party proposals, such provisions are customary for transactions of this type and that payment of fees in such amounts would not be likely to be a meaningful deterrent to alternative acquisition proposals;
•	the fact that the Supporting Stockholders would, concurrently with E&E’s execution of the Merger Agreement, be entering into the Voting Agreements obligating them to vote their shares of E&E Common Stock in favor of the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement until termination of the Voting Agreements, which would occur upon the earliest of certain events, including the valid termination of the Merger Agreement to accept a superior offer, and that, if our Board of Directors withdraws or modifies its recommendation to E&E’s stockholders to vote in favor of the Merger but E&E does not (or is unable to) terminate the Merger Agreement, the shares of E&E Common Stock subject to the Voting Agreements would be automatically reduced from 100% to 70% of the aggregate voting power attributable to the shares of E&E Common Stock initially subject to the Voting Agreements (as more fully described in the section of this Proxy Statement titled “The Merger—Voting Agreements” (page 45));
•	the right of E&E to seek specific performance of Parent’s obligations to prevent breaches and to enforce the Merger Agreement (as more fully described in the section of this Proxy Statement titled “The Merger Agreement—Enforcement; Remedies” (page 75));
•	the fact that, in the Board of Directors’ view, taking into account the advice of outside counsel, the end date under the Merger Agreement likely allows for sufficient time to satisfy the relevant conditions and complete the Merger;
•	the nature of the representations, warranties and covenants of E&E in the Merger Agreement;
•	the availability of dissenters’ rights under New York law for holders of E&E Class B Common Stock who vote against the adoption of the Merger Agreement (other than Supporting Stockholders) and who have properly exercised their dissenters’ rights in accordance with Section 623 of the New York Business Corporation Law (“NYBCL”) (as described in the section of this Proxy Statement titled “The Merger—Dissenters’ Rights for E&E Class B Stockholders” (page 46));

•	the extensive process conducted by our Board of Directors, including multiple meetings over the course of more than three months to evaluate the potential transaction with Parent;
•	the fact that our Board of Directors was advised by highly-qualified, independent advisors;
•	the belief of our Board of Directors that Parent’s scale will offer a greater breadth of opportunity for career advancement for E&E’s employees; and
•	the belief of the Board of Directors that Parent’s scale will permit the combined company to provide a broader scope of work and higher level of technical expertise to E&E’s existing and potential new clients.

In the course of its deliberations, our Board of Directors also considered a variety of risks in connection with the proposed transaction and other potentially negative factors, including the following (which are not in any relative order of importance):

•	the fact that the all-cash Per Share Merger Consideration, while providing relative certainty of value, would not allow E&E’s stockholders to participate in potential improvements in E&E’s business and the potential appreciation of E&E’s stock price after the Merger or in the potential appreciation of WSP’s stock price after the Merger;
•	the fact that the Board of Directors had decided not to engage in a broad-based process for a sale of E&E, which decision was informed by the view of the Board of Directors that the potential adverse consequences to E&E of running such a process would outweigh the benefits given the ability of E&E to solicit potential superior offers for 30 days following the announcement of the Merger in accordance with the terms of the Merger Agreement;
•	the possibility that the 30-day “go-shop” period following the announcement of the Merger might be insufficiently long to solicit a potential superior offer;
•	the possibility that the Merger may not be completed or that completion may be unduly delayed for reasons beyond the control of E&E and/or Parent, including the potential length of the regulatory review process and the risk that CFIUS and/or DCSA may not approve the proposed Merger or otherwise impose conditions on E&E and/or Parent to obtain clearance for the Merger, which failure to approve or conditions might give Parent the right not to consummate the Merger;
•	the fact that the Merger Agreement includes restrictions on the ability of E&E to solicit proposals for alternative transactions or engage in discussions regarding such proposals following the expiration of the 30-day “go-shop” period, subject to certain exceptions (as more fully described in the sections of this Proxy Statement titled “The Merger Agreement—No Solicitation or Discussions by E&E” (page 61); and “The Merger Agreement—Stockholders’ Meeting; No Change in Board Recommendation” (page 63));
•	the lack of availability of dissenters’ rights under New York law for holders of E&E Class A Common Stock;
•	the potential for diversion of management and employee attention and for increased employee attrition during the period prior to completion of the Merger, and the potential effect of the Merger on E&E’s business and relations with clients, suppliers and strategic partners;
•	the restrictions on the conduct of E&E’s business prior to completion of the Merger, requiring E&E to conduct its business and operations in the ordinary course and in accordance with past practice, subject to specific limitations, which could delay or prevent E&E from undertaking business opportunities that may arise pending completion of the Merger and could negatively impact E&E’s ability to attract and retain employees and decisions of clients, suppliers and strategic partners;
•	the transaction costs and retention costs to be incurred in connection with the proposed Merger, regardless of whether the proposed Merger is completed;
•	the fact that E&E’s directors and officers may have interests in the Merger that may be different from, or in addition to, those of E&E’s stockholders (see below under the section of this Proxy Statement titled “The Merger—Interests of Our Directors and Executive Officers in the Merger” (page 42)); and
•	the fact that if the Merger is not completed, E&E will have expended significant human and financial resources on a failed transaction, and may also be required to pay a termination fee of $3.0 million or $4.0 million, as applicable, or reimburse Parent’s expenses (up to a maximum amount equal to $1.75 million) under various circumstances (as more fully described in the section of this Proxy Statement titled “The Merger Agreement—Transaction Expenses and Termination Fees” (page 74));

•	the fact that the Merger Consideration and the receipt of the Special Dividend will be taxable to E&E’s U.S. stockholders (as more fully described in the section of this Proxy Statement titled “The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger” (page 48));
•	the possibility that the Transaction Expenses (as defined below) might exceed $3,050,000, thus reducing the amount of the Special Dividend holders of E&E Common Stock will be entitled to receive contingent on the consummation of the Merger (as more fully described in the section of this Proxy Statement titled “The Merger Agreement—Special Dividend” (page 55)); and
•	various other risks associated with the Merger and the business of E&E described in the section of this Proxy Statement titled “Caution Regarding Forward-Looking Statements” (page 15).

Our Board of Directors considered all of these factors as a whole, and, on balance, concluded that they supported a determination to approve E&E’s entry into the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger. The foregoing discussion of the information and factors considered by our Board of Directors is not exhaustive. In view of the wide variety of factors considered by our Board of Directors in connection with its evaluation of the proposed Merger and the complexity of these matters, our Board of Directors did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors that it considered in reaching its decision. Our Board of Directors evaluated the factors described above, among others, and concluded that the Merger is advisable and fair to, and in the best interests of, E&E and its stockholders. In considering the factors described above and any other factors, individual members of our Board of Directors may have viewed factors differently or given different weight or merit to different factors. Our Board of Directors based its unanimous recommendation on the totality of the information presented. The explanation of the factors and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this Proxy Statement titled “Caution Regarding Forward-Looking Statements” (page 15).

In considering the recommendation of our Board of Directors to approve the Merger Agreement Proposal, E&E stockholders should be aware that our executive officers and directors may have interests in the Merger that are different from, or in addition to, those of E&E stockholders generally. Our Board of Directors was aware of these interests during its deliberations on the merits of the Merger and in deciding to recommend that our stockholders vote “FOR” the Merger Agreement Proposal. See the section of this Proxy Statement titled “The Merger—Interests of Our Directors and Executive Officers in the Merger” (page 42) for more information.

Opinion of E&E’s Financial Advisor

The Board of Directors retained Baird in connection with its consideration of the Merger and to render an opinion as to the fairness, from a financial point of view, to the holders of E&E Common Stock (other than the Excluded Holders) of the Per Share Merger Consideration to be received by such holders in the Merger.

On August 27, 2019, Baird delivered its oral opinion (which was subsequently confirmed in writing by delivery of Baird’s written opinion addressed to the Board of Directors as of the same date) to the effect that, as of that date and based upon and subject to the assumptions, procedures, matters and limitations set forth therein, the Per Share Merger Consideration to be received by the holders of E&E Common Stock (other than the Excluded Holders) was fair, from a financial point of view, to such holders. Baird did not take the Special Dividend into account for purposes of its opinion.

The full text of Baird’s written opinion, dated August 27, 2019, which sets forth the assumptions made, general procedures followed, matters considered and limitations on the review undertaken by Baird in rendering its opinion, is attached as Annex B to this Proxy Statement and is incorporated herein by reference. Baird’s opinion is directed only to the fairness, as of the date of the opinion and from a financial point of view, to the holders of E&E Common Stock (other than the Excluded Holders) of the Per Share Merger Consideration to be received by such holders in the Merger and does not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to the Merger or otherwise. The summary of Baird’s opinion set forth below is qualified in its entirety by reference to the full text of the opinion attached as Annex B to this Proxy Statement. E&E’s shareholders are urged to read the opinion carefully in its entirety.

In conducting its financial analyses and in arriving at its opinion, Baird reviewed such information and took into account such financial and economic factors, investment banking procedures and considerations as Baird deemed customary and appropriate under the circumstances. During this process, and subject to the various assumptions, qualifications and limitations set forth in its written opinion, Baird, among other things: (i) reviewed certain internal information, primarily financial in nature, including (A) financial forecasts concerning the business and operations of E&E for fiscal years ending July 31, 2020 through July 31, 2024 furnished to Baird, and prepared and certified, by E&E’s management for purposes of Baird’s analysis (the “E&E Forecasts”), and (B) preliminary, unaudited financial statements of E&E for the fiscal year ended July 31, 2019 (the “E&E 2019 Preliminary Financial Information”), which E&E’s management prepared and identified as being the most current financial statements available; (ii) reviewed certain publicly available information, including, but not limited to, E&E’s then-recent filings with the Securities and Exchange Commission; (iii) reviewed the principal financial terms of a draft dated August 26, 2019 of the Merger Agreement in the form expected to be presented to the Board of Directors as they related to Baird’s analysis; (iv) compared the financial position and operating results of E&E with those of certain other publicly traded companies Baird deemed relevant; (v) compared the historical market prices and market trading multiples of E&E Common Stock with those of certain other publicly traded companies Baird deemed relevant; (vi) compared the proposed Per Share Merger Consideration as a multiple of enterprise value with the reported implied multiples of enterprise values for certain other transactions Baird deemed relevant; and (vii) reviewed E&E’s certificate regarding financial information furnished to Baird. Baird held discussions with members of E&E’s senior management concerning E&E’s historical and current financial condition and operating results, as well as the future prospects of E&E. Although Baird had not been engaged or requested to, and Baird did not, solicit third party indications of interest in acquiring all or any part of E&E prior to or as of the date of its written opinion, as a part of Baird’s engagement, Baird was requested by E&E to, and Baird would, solicit third party indications of interest in acquiring E&E for a prescribed “go-shop” period following the execution of the Merger Agreement in accordance with the terms of the Merger Agreement. Baird was not engaged or requested to, and Baird did not, provide any advice concerning the structure of the Merger, the specific amount of the Per Share Merger Consideration, or any other aspects of the Merger, and Baird was not involved in assisting Parent in obtaining any financing of the Merger. Baird also considered other information, financial studies, analyses and investigations and financial, economic and market criteria which it deemed customary and appropriate for the preparation of its opinion.

In arriving at its opinion, Baird assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information that was publicly available or provided to it by or on behalf of E&E. Baird did not independently verify any publicly available information or information supplied to it by E&E or the Parent. Baird was not engaged to independently verify, did not assume any responsibility to verify, assumed no liability for, and expressed no opinion on, any such information, and Baird assumed and relied upon, without independent verification, that E&E was not aware of any information prepared by it or its advisors that might be material to its opinion that had not been provided to Baird. Baird assumed and relied upon, without independent verification, that: (i) all material assets and liabilities (contingent or otherwise, known or unknown) of E&E were substantially as set forth in E&E’s then-most recent financial statements provided to Baird, and there was no information or facts that would make any of the information reviewed by Baird incomplete or misleading in any material respect; (ii) the financial statements of E&E provided to Baird presented fairly in all material respects the results of operations, cash flows and financial condition of E&E for the periods, and as of the dates, indicated and were prepared in all material respects in conformity with U.S. generally accepted accounting principles consistently applied; (iii) the E&E Forecasts were reasonably prepared on bases reflecting the then-best available estimates and good faith judgments of E&E’s management as to the future performance of E&E, and Baird relied, without independent verification, upon such E&E Forecasts in the preparation of its opinion, although Baird expressed no opinion with respect to the E&E Forecasts or any judgments, estimates, assumptions or basis on which they were based, and Baird assumed, without independent verification, that the E&E Forecasts then-currently contemplated by E&E’s management used in Baird’s analysis would be realized in the amounts and on the time schedule contemplated; (iv) in all respects material to Baird’s analysis, the Merger would be consummated in accordance with the terms and conditions of the Merger Agreement without any amendment or modification thereto and without waiver by any party of any of the conditions to their respective obligations thereunder; (v) in all respects material to Baird’s analysis, the representations and warranties contained in the Merger Agreement were true and correct and that each party would perform all of the covenants and agreements required to be performed by it under the Merger Agreement; and (vi) all corporate, governmental, regulatory or other consents and approvals (contractual or otherwise) required to consummate the Merger had been, or would be, obtained without the need for any material changes to the Per Share Merger Consideration or other material financial terms or conditions of the Merger or that would otherwise materially affect E&E or Baird’s analysis. Baird relied upon and assumed, without independent verification, that the final form of any draft documents referred to above would not differ in any material respect from such draft documents. Baird relied, without independent verification, as to all legal, regulatory, accounting, insurance and tax matters regarding the Merger on the advice of E&E and its professional advisors, and Baird assumed that all such advice was correct in all respects material to its analysis and Baird had not expressed an opinion on such matters as they related to the Merger. In conducting its review, Baird did not undertake or obtain an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise, known or unknown) or solvency of E&E nor did Baird make a physical inspection of the properties or facilities of E&E. In each case above, Baird made the assumptions and took the actions or inactions described above with E&E’s knowledge and consent.

Baird’s opinion necessarily was based upon economic, monetary and market conditions as they existed and could be evaluated on the date of its opinion, and Baird’s opinion did not predict or take into account any changes which may occur, or information which may become available, after the date of its opinion. Baird is under no obligation to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider, events occurring after the date of its opinion. Furthermore, Baird expressed no opinion as to the price or trading range at which any of E&E’s securities (including E&E Common Stock) would trade following the date of its opinion. Such price and trading range may be affected by a number of factors, including but not limited to (i) dispositions of Company Common Stock by shareholders within a short period of time after, or other market effects resulting from, the announcement of the Merger; (ii) changes in prevailing interest rates and other factors which generally influence the price of securities; (iii) adverse changes in the current capital markets; (iv) the occurrence of adverse changes in the financial condition, business, assets, results of operations or prospects of E&E or in E&E’s industry; (v) any necessary actions by, or restrictions of, federal, state or other governmental agencies or regulatory authorities; and (vi) timely completion of the Merger on terms and conditions that are acceptable to all parties to the Merger Agreement.

Baird’s opinion was prepared at the request and for the information of the Board of Directors. Baird’s opinion did not address the relative merits or risks of: (i) the Merger, the Merger Agreement or any other agreements or other matters provided for, or contemplated by, the Merger Agreement; (ii) any other transactions that may be, or might have been, available as an alternative to the Merger; or (iii) the Merger compared to any other potential alternative transactions or business strategies considered by the Board of Directors and, accordingly, Baird relied upon its discussions with the management of E&E with respect to the availability and consequences of any alternatives to the Merger. Baird’s opinion did not constitute a recommendation to the Board of Directors, any security holder or any other person as to how any such person should vote or act with respect to the Merger or make any election with respect to the Merger.

The following is a summary of the material financial analyses performed by Baird in connection with rendering its opinion, which is qualified in its entirety by reference to the full text of the opinion attached as Annex B and to the other disclosures contained in this section. The following summary, however, does not purport to be a complete description of the financial analyses performed by Baird. Baird arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. Accordingly, Baird believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors or focusing on information presented in tabular format, without considering all analyses, methodologies and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Baird’s analyses and opinion. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The order of analyses described does not represent relative importance or weight given to the analyses performed by Baird. Some of the summaries of the financial analyses include information presented in a tabular format. These tables must be read together with the full text of each summary and alone are not a complete description of Baird’s financial analyses. Except as otherwise noted, the following quantitative information is based on market and financial data as it existed on or before August 26, 2019 and is not necessarily indicative of current market conditions.

Implied Valuation and Transaction Multiples. Based on the Per Share Merger Consideration, Baird calculated the implied “equity purchase price” (defined as the Per Share Merger Consideration multiplied by the total number of diluted shares of E&E Common Stock, including E&E Restricted Stock) to be approximately $64.9 million. In addition, Baird calculated the implied “total purchase price” (defined as the equity purchase price plus the book value of E&E’s total debt and minority interest, less cash, cash equivalents and marketable securities) to be approximately

$54.5 million. Baird then calculated the multiples of the total purchase price to (i) E&E’s adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted earnings before interest and taxes (“EBIT”) for E&E’s latest twelve months ended July 31, 2019 (“LTM”) of $2.3 million and $1.3 million, respectively, as reflected in the E&E 2019 Preliminary Financial Information, and (ii) E&E’s adjusted EBITDA and adjusted EBIT for E&E’s projected next twelve months (“NTM”) of $4.4 million and $3.6 million, respectively, as reflected in the E&E Forecasts. These transaction multiples are summarized in the table below.

Multiple of Equity Purchase Price
	LTM	NTM
Adjusted EBITDA	23.3x	12.3x
Adjusted EBIT	41.4x	15.1x

Selected Publicly Traded Company Analysis. Baird reviewed certain publicly available financial information and stock market information for certain publicly traded companies that Baird deemed relevant. The group of selected publicly traded companies reviewed is listed below.

•	AECOM
•	Jacobs Engineering Group Inc.
•	NV5 Global, Inc.
•	Stantec Inc.
•	Tetra Tech, Inc.
•	WSP Global Inc.

Baird chose these companies based on a review of publicly traded companies that possessed general business, operating and financial characteristics representative of companies in the engineering and environmental consulting sectors. Baird noted that none of the companies reviewed is identical to E&E and that, accordingly, the analysis of such companies necessarily involves complex considerations and judgments concerning differences in the business, operating and financial characteristics of each company and other factors that affect the public market values of such companies.

For each company, Baird calculated the “equity market value” (defined as the market price per share of each company’s common stock multiplied by the total number of diluted common shares outstanding of such company, including net shares issuable upon the exercise of outstanding stock options and warrants). In addition, Baird calculated the “total market value” (defined as the equity market value plus the book value of each company’s total debt and preferred stock, less cash, cash equivalents and marketable securities). Baird calculated the multiples of each company’s total market value to its LTM and NTM adjusted EBITDA and LTM and NTM adjusted EBIT Baird also compared the transaction multiples implied in the Merger (as described under Implied Valuation and Transaction Multiples above) with the corresponding trading multiples for the selected companies. Stock market and historical financial information for the selected companies was based on publicly available information as of August 26, 2019, and projected financial information for the selected companies was based on publicly available research reports as of that date. A summary of the trading multiples is provided in the table below.

	Selected Public Company Enterprise Value Multiples								Implied Transaction Multiples
Enterprise Value / Adjusted EBITDA	Low		Average		Median		High
LTM	9.0	x	12.9	x	12.1	x	17.8	x	23.3	x
NTM	8.3		10.9		10.2		16.6		12.3

Enterprise Value / Adjusted EBIT
LTM	12.5	x	17.8	x	17.9	x	23.3	x	41.4	x
NTM	9.2		14.4		14.3		18.6		15.1

In addition, Baird calculated implied enterprise values of E&E based on the trading multiples of the selected public companies. Baird also calculated implied enterprise values of E&E and per share equity values of E&E Common

Stock, based on the trading multiples of the selected public companies and on Baird’s professional judgement and experience, and compared the implied per share equity values of E&E Common Stock with the Per Share Merger Consideration. The implied enterprise values of E&E and per share equity values of E&E Common Stock are summarized in the table below.

	Implied E&E Enterprise Values Based on
	Selected Public Company Enterprise Value Multiples ($ in millions, except per share numbers)
Adjusted EBITDA	Low	Average	Median	High
LTM	$21.1	$30.1	$28.3	$41.5
NTM	36.9	48.1	45.3	73.5

Adjusted EBIT
LTM	$16.4	$23.4	$23.5	$30.7
NTM	33.0	51.9	51.6	67.1

Implied Enterprise Value	$27.1	$39.1	$36.8	$54.3
Implied Equity Value Per Share	$8.67	$11.45	$10.91	$14.96
Per Share Merger Consideration	$15.00	$15.00	$15.00	$15.00

Selected Acquisition Transaction Analysis. Baird reviewed certain publicly available financial information concerning certain completed acquisition transactions that Baird deemed relevant. The group of selected acquisition transactions is listed below.

Target	Acquiror	Completed Date
Berger Group Holdings, Inc.	WSP Global Inc.	12/18/18
CH2M HILL Companies, Ltd.	Jacobs Engineering Group Inc.	12/15/17
TRC Companies, Inc.	New Mountain Capital, LLC	06/21/17
WS Atkins plc	SNC-Lavalin Group Inc.	06/03/17
MWH Global, Inc.	Stantec Inc.	05/06/16
Stork Holding B.V.	Fluor Corporation	03/01/16
Coffey International Limited	Tetra Tech, Inc.	01/15/16

Baird chose these acquisition transactions based on a review of completed and pending acquisition transactions involving target companies that possessed general business, operating and financial characteristics representative of the engineering and environmental consulting sectors. Baird noted that none of the acquisition transactions or subject target companies reviewed is identical to the Merger or E&E, respectively, and that, accordingly, the analysis of such acquisition transactions necessarily involves complex considerations and judgments concerning differences in the business, operating and financial characteristics of each subject target company and each acquisition transaction and other factors that affect the values implied in such acquisition transactions.

For each transaction, Baird calculated the implied “equity purchase price” (defined as the purchase price of each target company’s common stock multiplied by the total number of diluted common shares outstanding of such company, including gross shares issuable upon the exercise of outstanding stock options and warrants, less assumed option and warrant proceeds, or alternatively defined as the value attributable to the equity of a target company). In addition, Baird calculated the implied “total purchase price” (defined as the equity purchase price plus the book value of each target company’s total debt and preferred stock and other debt-like items if applicable, less cash, cash equivalents and marketable securities). Baird calculated the multiples of each target company’s implied total purchase price to its publicly reported EBITDA and EBIT for the latest twelve months prior to the announcement of the acquisition transaction. Baird also compared the transaction multiples implied in the Merger (as described under Implied Valuation and Transaction Multiples above) with the corresponding implied total purchase price multiples for the selected acquisition transactions. Stock market and historical financial information for the selected transactions was based on publicly available information. A summary of the implied multiples is provided in the table below.

	Selected Acquisition Transaction Implied Total Purchase Price Multiples								Implied Transaction Multiples
	Low		Average		Median		High
LTM Adjusted EBITDA	7.0	x	10.0	x	9.5	x	14.6	x	23.3	x
LTM Adjusted EBIT	13.5		17.2		16.1		21.9		41.4

In addition, Baird calculated implied enterprise values of E&E based on the implied total purchase price multiples of the selected acquisition transactions. Baird also calculated implied enterprise values of E&E and per share equity values of E&E Common Stock, based on the implied total purchase price multiples of the selected acquisition transactions and on Baird’s professional judgement and experience, and compared the implied per share equity values of E&E Common Stock with the Per Share Merger Consideration. The implied enterprise values of E&E and per share equity values of E&E Common Stock are summarized in the table below.

	Implied E&E Enterprise Value Based on Selected Acquisition Transaction Implied Total Purchase Price Multiples ($ in millions, except per share numbers)
	Low	Average	Median	High
LTM Adjusted EBITDA	$16.3	$23.4	$22.2	$34.1
LTM Adjusted EBIT	17.7	22.6	21.2	28.8

Implied Enterprise Value	$17.0	$23.0	$21.7	$31.5
Implied Equity Value Per Share	$6.34	$7.72	$7.43	$9.68
Per Share Merger Consideration	$15.00	$15.00	$15.00	$15.00

Discounted Cash Flow Analysis. Baird performed a discounted cash flow analysis utilizing E&E’s projected unlevered free cash flows (defined as net income excluding after-tax net interest, plus depreciation and amortization, less capital expenditures and increases in net working capital, plus/minus changes in other operating and investing cash flows) for fiscal years ending July 31, 2020 through 2024, as reflected in the E&E Forecasts. In its analysis, Baird calculated the present values of the unlevered free cash flows from 2020 to 2024 by discounting these amounts at rates ranging from 13% to 15%, which are estimates of E&E’s weighted average cost of capital calculated using the capital asset pricing model with a beta determined based on the selected publicly traded companies. Baird calculated the present values of the free cash flows beyond 2024 by calculating terminal values for E&E by applying a range of perpetuity growth rates of 2% to 4%, determined by Baird in its professional judgment to be appropriate, and discounting the resulting terminal values at rates ranging from 13% to 15%. The summation of the present values of the unlevered free cash flows and the present values of the terminal values produced implied enterprise values ranging from $37.8 million to $51.9 million and implied equity values ranging from $11.14 to $14.39 per share, which Baird compared with the Per Share Merger Consideration of $15.00.

The foregoing summary does not purport to be a complete description of the analyses performed by Baird or its presentations to the Board of Directors. The preparation of financial analyses and a fairness opinion is a complex process and is not necessarily susceptible to partial analyses or summary description. Baird believes that its analyses (and the summary set forth above) must be considered as a whole and that selecting portions of these analyses and factors considered by Baird, without considering all of these analyses and factors, could create an incomplete view of the processes and judgments underlying the analyses performed and conclusions reached by Baird and its opinion. Baird did not attempt to assign specific weights to particular analyses. Any estimates contained in Baird’s analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth therein. Estimates of values of companies do not purport to be appraisals or necessarily to reflect the prices at which companies may actually be sold. Because such estimates are inherently subject to uncertainty, Baird does not assume responsibility for their accuracy.

Additional Information about Baird and Its Engagement

Pursuant to its engagement of Baird, E&E agreed to pay Baird a fee of $450,000 payable upon delivery of its opinion, regardless of the conclusions reached in its opinion and regardless of whether the Merger or any alternative transaction is consummated. In the event E&E consummates an alternative transaction during the term of Baird’s engagement, or, subject to certain exceptions, within 12 months following the termination of Baird’s engagement, in which the total value of the consideration to be received by the holders of E&E Common Stock (the “Alternative Transaction Consideration”) is greater than the total value of the consideration payable in the Merger, Baird will receive an additional fee for its services in connection with such alternative transaction equal to the greater of (i) $850,000 or (ii) 10% of the difference between the total value of the Alternative Transaction Consideration and the total value of the consideration payable in the Merger, which additional fee would be contingent upon the consummation of such alternative transaction. In addition, E&E has agreed to reimburse Baird for certain of its expenses and to indemnify Baird against certain liabilities that may arise out of its engagement. Baird will not receive any payment of compensation contingent upon the successful completion of the Merger. As part of its investment banking business, Baird is engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

Over the past two years, Baird has not provided investment banking or financial advisory services to E&E or Parent for which Baird received compensation. No material relationship between Baird, on the one hand, and E&E, Parent or any of their respective affiliates or any other party to the Merger, on the other hand, is mutually understood to be contemplated in which any compensation is intended to be received.

Baird is a full service securities firm and in the ordinary course of its business, Baird may from time to time provide investment banking, advisory, brokerage and other services to clients that may be competitors or suppliers to, or customers or security holders of, E&E or Parent or any other party that may be involved in the Merger and their respective affiliates or that may otherwise participate or be involved in the same or a similar business or industry as E&E or Parent. In addition, Baird and certain of its employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may from time to time hold or trade the securities of E&E and/or Parent (including E&E’s and the Parent’s common stock) for their own account or the accounts of their customers and, accordingly, may at any time hold long or short positions or effect transactions in such securities. Baird may also prepare equity analyst research reports from time to time regarding Company and/or Parent and may serve as a market maker in the publicly traded securities of E&E and/or Parent.

Certain Unaudited Financial Information

E&E does not, as a matter of course, publicly disclose preliminary, unaudited year-end financial results or forecasts or projections as to future performance, earnings or other results due to, in the case of preliminary, unaudited year-end financial results, the potential for adjustments as part of the review and audit processes and, in the case of forecasts or projections, the inherent unpredictability of the underlying assumptions, estimates and projections. However, the Board of Directors, in order to assist Parent with its due diligence review, authorized E&E’s senior management to provide to Parent certain financial forecasts, prepared by E&E’s senior management in July 2019, concerning the business and operations of E&E for the fiscal year ending July 31, 2019 (the “Base Projections”). The Board of Directors also authorized E&E’s senior management to provide to Parent updated financial forecasts concerning the business and operations of E&E for the fiscal year ending July 31, 2019, which were prepared by E&E’s senior management in August 2019 following the end of the fiscal year ending July 31, 2019 and a review of E&E’s preliminary results for the fourth quarter of such year (the “Updated Base Projections”). The Board of Directors, in connection with its consideration of the Merger, subsequently authorized E&E’s senior management, following further review of E&E’s preliminary results for the fourth quarter of the fiscal year ending July 31, 2019, to provide to Baird the E&E 2019 Preliminary Financial Information and the E&E Forecasts (together, the “Management Projections”). The “Base Projections,” the “Updated Base Projections” and the “Management Projections” are referred to together in this Proxy Statement as the “E&E Projections.”

The E&E Projections were not prepared with a view to public disclosure. A summary of certain financial information contained in the E&E Projections is included in this Proxy Statement only because the Management Projections were made available to Baird in its capacity as financial advisor to the Board and the Base Projections and the Updated Base Projections were made available to Parent, as described above, and not in order to induce any stockholder to vote in favor of the Merger Agreement Proposal or any of the other proposals to be voted on at the Special Meeting. The E&E Projections were not prepared with a view to compliance with generally accepted accounting principles as applied in the United States (“GAAP”), the published guidelines of the SEC regarding projections or forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The E&E Projections included in this Proxy Statement have been prepared by, and are the responsibility of, E&E and its senior management and have not been audited, reviewed, compiled or examined by E&E’s independent auditors or any other independent accountants and no agreed-upon procedures were applied to the E&E Projections by E&E’s independent auditors or other independent accountants and, accordingly, neither E&E’s independent auditors nor any other independent accountants assume any responsibility for, or express any opinion or other form of assurance on, the E&E Projections. The E&E Projections included herein are subjective in many respects and were prepared solely, in the case of the Management Projections, for the use of Baird, and in the case of the Base Projections and the Updated Base Projections, for the use of Parent.

Although this summary of the E&E Projections is presented with numerical specificity, the E&E Projections reflect numerous variables, assumptions and estimates as to future events made by E&E’s senior management that E&E’s senior management believed were reasonable at the time the E&E Forecasts were prepared, taking into account the relevant information available to E&E’s senior management at the time. However, such variables, assumptions and estimates are inherently uncertain and many of them are beyond the control of E&E’s senior management. Because the E&E Projections cover multiple years, by their nature they become subject to greater uncertainty with each successive year. The E&E Projections are not fact and should not be relied upon as being necessarily indicative of actual future results.

The E&E Projections are forward-looking statements. Important factors that may affect actual results and cause the E&E Projections not to be achieved include, but are not limited to, risks and uncertainties relating to E&E’s business, general business, economic and regulatory conditions and other factors described in the section titled “Caution Regarding Forward-Looking Statements” (page 15). In addition, the E&E Projections do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the Merger, including the impact of negotiating or executing the Merger Agreement, the expenses that may be incurred in connection with consummating the Merger, including the expenses payable pursuant to the Merger Agreement, the potential synergies that may be achieved as a result of the Merger, or the effect of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement. As a result, there can be no assurance that the E&E Projections will be realized, and actual results may be materially better or worse than those contained in the E&E Projections. The inclusion of this information should not be regarded as an indication that E&E’s senior management, the Board of Directors, Baird, Parent or any other recipient of this information considered, or now considers, the E&E Projections to be predictive of actual future results. The inclusion of the summary of the E&E Projections included in this Proxy Statement should not be regarded as an indication that E&E’s senior management, the Board of Directors, Baird, Parent or any other recipient of this information considered, or now considers, the E&E Projections to be material information regarding E&E, or necessarily predictive of actual future results, nor should it be construed as financial guidance, and it should not be relied upon as such. The E&E Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding E&E contained in E&E’s public filings with the SEC.

Except to the extent required by applicable federal securities laws, we do not intend, and expressly disclaim any responsibility, to update or otherwise revise the E&E Projections to reflect circumstances existing after the date when E&E prepared the E&E Projections or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying the E&E Projections are shown to be in error. By including in this Proxy Statement a summary of the E&E Projections, neither E&E nor any of its representatives or advisors (including Baird) or any of their respective representatives or affiliates or any other recipient of this information makes any representation to any person regarding the ultimate performance of E&E or the Surviving Corporation compared to the information contained in such financial projections and should not be read to do so.

Certain of the measures included in the E&E Projections may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for or superior to, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by E&E may not be comparable to similarly titled amounts used by other companies.

In light of the foregoing factors and the uncertainties inherent in the E&E Projections, stockholders are cautioned not to rely on the summaries of the E&E Projections included in this Proxy Statement.

Subject to the foregoing qualifications, the following is a summary of the E&E Projections:

Base Projections

($ in millions)
FY2019E
Gross Revenue	$72.1
Net Revenue	$53.5
Gross Margin	$17.4
Operating Income (Loss)	$(1.9)
Depreciation	$0.7
Net Income (Loss) Before Taxes	$(1.7)
Net Income (Loss) After Taxes	$(1.3)
Change in Net Working Capital	$(0.5)
EBITDA(1)	$(1.3)
(1)	Calculated as Operating Income plus Depreciation

Updated Base Projections

($ in millions)
	FY2019A	FY2020E
Net Revenue	$70.1	$78.4
Gross Margin	$22.3	$27.2
Operating Income	$0.6	$3.3
Depreciation	$1.0	$0.8
Equity Investment Income	$0.3	$0.3
Net Income before Tax	$(1.1)	$2.9
Profit (Loss)	$(0.6)	$2.1
EBITDA(1)	$2.0	$4.4
(1)	Defined as Operating Income (Loss) plus Depreciation and Equity Investment Income

Management Projections

($ in millions)
	FY2019A	FY2020E	FY2021E	FY2022E	FY2023E	FY2024E
Net Revenue	$70.8	$78.4	$83.2	$88.1	$93.4	$99.0
Gross Profit	$22.6	$27.2	$29.1	$30.8	$32.7	$34.7
Adjusted EBIT(1)	$1.3	$3.6	$4.0	$5.1	$6.4	$7.7
Adjusted EBITDA(2)	$2.3	$4.4	$5.0	$6.2	$7.5	$8.9
Capital Expenditures	$0.9	$0.9	$1.0	$1.1	$1.1	$1.2
Change in Net Working Capital	$(0.5)	$1.3	$0.8	$0.8	$0.9	$0.9
Free Cash Flow (Pre-Tax)(3)	$2.0	$2.3	$3.2	$4.3	$5.5	$6.8
(1)	Defined as Net Income before Tax plus Adjustments, which include Non-Recurring Severance/Restatement costs, Transaction Expenses and Equity Investment Income.
(2)	Defined as Adjusted EBIT plus Depreciation.
(3)	Defined as Adjusted EBITDA less Capital Expenditures and Change in Net Working Capital.

Vote Required and Recommendation of the Board of Directors

At a special meeting of our Board of Directors held on August 27, 2019, our Board of Directors unanimously (i) determined that the Merger is advisable and fair to, and in the best interests of, E&E and its stockholders, (ii) approved the execution, delivery and performance of the Merger Agreement by E&E and the consummation by

E&E of the Contemplated Transactions, including the Merger, and (iii) resolved to recommend the adoption of the Merger Agreement by the holders of E&E Common Stock and directed that the Merger Agreement be submitted for adoption by the holders of E&E Common Stock at the Special Meeting

The Merger Agreement Proposal requires the affirmative vote of the holders of two-thirds of the voting power of shares of E&E Common Stock outstanding on the Record Date, voting as a single class. Abstentions and broker non-votes, if any, will have the same effect as a vote “against” the Merger Agreement Proposal.

Our Board of Directors recommends that the E&E stockholders vote “FOR” the Merger Agreement Proposal.

Interests of Our Directors and Executive Officers in the Merger

In considering the recommendation of our Board of Directors to vote in favor of the Merger Agreement Proposal, stockholders should be aware that our directors and executive officers have interests in the completion of the Merger that are different from, or in addition to, the interests of our stockholders generally. The members of our Board of Directors were aware of such different or additional interests and considered those interests, among other matters, in negotiating, evaluating, and approving the Merger Agreement, and in recommending to E&E’s stockholders that the Merger Agreement Proposal be approved.

In addition, each member of our Board of Directors has entered into a Voting Agreement with Parent pursuant to which each such director agreed, among other things and subject to certain exceptions and limitations, to vote the shares of E&E Common Stock beneficially owned by such director and any additional securities of E&E (including E&E Common Stock) of which such director acquires record and/or beneficial ownership after the date of the Voting Agreement in favor of the Merger and the adoption of the Merger Agreement. As of the date of the Voting Agreements, the directors beneficially owned 77,115 shares of Class A Common Stock and 511,792 shares of Class B Common Stock, which represents approximately 13.6% of the outstanding shares of E&E Common Stock.

Severance Benefits and Retention Awards

Employment of our executive officers is “at will.” We are not party to any employment agreements with our executive officers which provide for compensation and other additional benefits in the event of termination of employment in connection with a change of control (which would include the Merger). If the employment of an executive officer (other than Mr. Heinberg) is terminated involuntarily, severance payments are determined based on Company guidelines that apply to all employees. Total severance compensation would include: (i) accrued salary from the last pay period to the date of departure; (ii) payment for vacation accrued but not used through the date of departure; (iii) compensatory time not taken, if any; (iv) severance pay calculated based on a number of weeks of salary corresponding with the length of employment service; and (v) additional amounts, at the discretion of the Board, as special consideration for long-term employees.

In connection with the execution and delivery of the Merger Agreement, the Company entered into retention agreements with Marshall A. Heinberg, its Executive Chairman, Todd M. Musterait, its President of United States Operations, Kurt A. Zmich, its Senior Vice President, Technical Operations Director and Peter F. Sorci, its acting Chief Financial Officer, as well as other officers of E&E who are not executive officers. These agreements provide for the payment of one year’s base compensation of $265,000, in the case of Mr. Heinberg, and six months’ base compensation equal to $112,500, $100,250, and $76,839 in the case of Messrs. Musterait, Zmich and Sorci, respectively, in the aggregate, payable in two substantially equal installments on each of the closing of the Merger and the six-month anniversary of the closing of the Merger. Mr. Heinberg is also entitled to a lump sum payment equal to twelve months’ COBRA premiums, payable on the six-month anniversary of the closing of the Merger. Each agreement requires the individual to remain with the Company to receive payment, unless the Company terminates his position without cause or he terminates his position for good reason, in which case any unpaid amounts will be paid upon termination.

Outstanding Shares Held by Executive Officers and Directors and Equity Acceleration

Subject to the terms of the Merger Agreement, directors and executive officers will receive the same cash consideration (including as the result of any special dividend) for any shares of the E&E’s Common Stock, whether or not these awards were vested prior to the closing, on the same terms and conditions as the other stockholders of the Company, subject to any applicable tax withholding. Any unvested share of E&E Restricted Stock outstanding as of immediately prior to the Effective Time will become vested in connection with the closing of the Merger. As of October 4, 2019, the executive officers and directors of the Company beneficially owned, in the aggregate, 584,757 shares of E&E Common Stock, of which 8,991 were unvested as of such date.

The following table sets forth (i) the total number of shares of E&E Common Stock beneficially owned as of October 4, 2019, by each of our executive officers and directors, (ii) the number of such shares that are vested and unvested, and (iii) the aggregate merger consideration that would be payable for such shares, including the Per Share Merger Consideration and the Special Dividend.

	Number of Shares Beneficially Owned			Merger Consideration for Shares Beneficially Owned(1)
Name	Total	Vested	Unvested
Executive Officers
Todd M. Musterait	100	100	—	$1,550
Kurt A. Zmich	—	—	—	—
Peter F. Sorci	—	—	—	—
Gerard A. Gallagher III	—	—	—	—
Marshall A. Heinberg(2)	15,944	11,356	4,588	$247,132

Directors
Ronald L. Frank	234,978	233,602	1,376	$3,642,159
Frank B. Silvestro	297,052	297,052	—	$4,604,306
Michael C. Gross	31,211	29,835	1,376	$483,771
Justin C. Jacobs(3)	—	—	—	—
Michael El-Hillow	5,472	3,821	1,651	$84,816

All of our current directors and executive officers as a group (10 persons)	584,757	575,766	8,991	$9,063,734

(1)	Assumes merger consideration of $15.50 per share, including the Per Share Merger Consideration of $15.00 and the payment of the Special Dividend in the maximum amount of $0.50 per share.
(2)	Mr. Heinberg is a director and Executive Chairman, and since the departure of Gerard A. Gallagher in December 2018 has been acting as our principal executive officer.
(3)	Mr. Jacobs is a Management Committee Director of Mill Road Capital GP II LLC (“MRC GP”), the sole general partner of Mill Road Capital II L.P. (“MRC”). MRC GP has shared power to vote and dispose of the 467,765 shares of Class A Common Stock beneficially owned by MRC, of which 1,000 shares are held of record by MRC. Mr. Jacobs may be deemed to be a beneficial owner of the shares of Class A Common Stock beneficially owned by MRC; however, Mr. Jacobs disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The shares of Class A Common Stock beneficially owned by MRC include the acquisition of an indirect pecuniary interest in 4,693 shares of Class A Common Stock, including 1,376 shares of E&E Restricted Stock, granted by E&E to Mr. Justin Jacobs in accordance with Rule 16b-3(d) as compensation for serving as a member of the Board of Directors. The shares of E&E Restricted Stock will vest on April 22, 2020. Pursuant to a pre-existing contractual obligation, Mill Road Capital Management LLC, an affiliate of MRC that does not have Section 13(d) beneficial ownership of any shares of E&E, has the right to receive the economic benefit of the reported shares and, accordingly, Mr. Jacobs has no direct pecuniary interest in such shares. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on August 6, 2019 may be deemed to have an indirect pecuniary interest in the reported shares. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on August 6, 2019 disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein, if any.

Potential for Future Arrangements

To our knowledge, no employment, retention, severance, equity or other agreement, arrangement, or understanding exists between any executive officer or director of the Company, on the one hand, and Parent or its affiliates, on the other hand, as of the date of this Proxy Statement, and the Merger is not conditioned upon any executive officer or director of the Company entering into any such agreement, arrangement, or understanding.

Although such arrangements have not, to our knowledge, been discussed as of the date of this Proxy Statement, it is possible that members of our current executive officers or directors will enter into new employment or consulting arrangements with Parent or its affiliates. Such arrangements may include the right to purchase or participate in the equity of Parent or its affiliates. If any such arrangements with our executive officers or directors are to be entered into, we would expect that they will not become effective until after the Merger is completed. There can be no assurance that the applicable parties will reach an agreement on any terms, or at all.

Golden Parachute Compensation

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each of our named executive officers, determined as of the end of our most recently completed fiscal year, which ended July 31, 2019, in accordance with the requirements applicable to the Company as a smaller reporting company, that is based on or otherwise relates to the Merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules. The amounts set forth in the table below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this Proxy Statement and in the footnotes to the table. As a result, the actual amounts, if any, that a named executive officer receives may materially differ from the amounts set forth in the table.

The table below assumes that: (i) the Effective Time will occur on December 16, 2019, (ii) the employment of the named executive officer will be terminated on such date in a manner entitling the named executive officer to receive severance payments and benefits under the Company’s severance policy and payment in full under the retention agreement to which the named executive officer is party, (iii) the named executive officer’s base salary rates remain unchanged from those in effect as of October 4, 2019, (iv) no named executive officer receives any additional equity grants at or prior to the Effective Time, and (v) no named executive officer enters into new agreements or is otherwise legally entitled to, prior to the Effective Time, additional compensation or benefits. The amounts shown in the table do not include the value of payments or benefits that would have been earned, or any amounts associated with equity awards that would vest pursuant to their terms, prior to the Effective Time or the value of payments or benefits that are not based on or otherwise related to the Merger.

Golden Parachute Compensation

Name	Cash ($)(1)(4)	Equity ($)(2)(4)	Perquisites/ Benefits ($)(3)(4)	Total ($)
Marshall A. Heinberg	265,000	71,114	16,081|	352,195
Todd M. Musterait	139,327	—	—	139,327
Kurt A. Zmich	125,698	—	—	125,698
Gerard A. Gallagher III*	—	—	—	—
*	Mr. Gallagher, who previously served as the Company’s principal executive officer and thus is a named executive officer for the most recently completed fiscal year, ceased to be employed by E&E as of December 17, 2018.
(1)	The amounts listed in this column represent the value, for Mr. Heinberg, of any retention awards (but not including the amount payable with respect to Mr. Heinberg’s COBRA reimbursement) and for the other named executive officers, of any severance and/or retention awards (for Mr. Musterait, the cash payment is equal to $112,500 as a result of the retention award and $26,827 in severance, and for Mr. Zmich, the cash payment is equal to $100,250 as a result of the retention award and $25,448 in severance) that would become payable as the result of the named executive officer’s termination of employment as set forth in more detail above in the section of this Proxy Statement titled, “The Merger—Interests of our Directors and Executive Officers in the Merger—Severance Benefits and Retention Awards” (page 42). The severance payment is “double trigger” as it is only payable upon a termination of employment, and is not enhanced as the result of the change in control. Fifty percent of the retention award is payable upon the occurrence of the closing of the Merger, and is thus “single trigger”, while the remainder is “double trigger” as it is payable upon the 6 month anniversary of the closing of the Merger, subject to the named executive officer remaining employed with the Company and complying with any restrictive covenants, including a non-disparagement agreement, to which the named executive officer is subject, unless the named executive officer’s employment is terminated by the company without cause or by the named executive officer for good reason, in which case the payment is accelerated and paid upon termination.
(2)	The amounts listed in this column represent the value of the unvested equity awards held by the named executive officer that would accelerate in connection with the consummation of the Merger as set forth in more detail above in the section of this Proxy Statement titled, “The Merger—Interests of our Directors and Executive Officers in the Merger—Outstanding Shares Held by Executive Officers and Directors and Equity Acceleration” (page 42). The closing of the Merger will result in the outstanding equity awards becoming vested and entitled to receive the Merger Consideration, together with the payment of the Special Dividend, and this payment is thus “single trigger”. This calculation assumes merger consideration of $15.50 per share, including the Per Share Merger Consideration of $15.00 and the payment of the Special Dividend in the maximum amount of $0.50 per share.
(3)	The amounts listed in this column represent the value of the COBRA reimbursement payable to Mr. Heinberg under his retention award, as set forth in more detail above in the section of this Proxy Statement titled, “The Merger—Interests of our Directors and Executive Officers in the Merger—Severance Benefits and Retention Awards” (page 42). The payment is “double trigger” as it is payable upon the 6 month anniversary of the closing of the Merger, subject to the named executive officer remaining employed with the Company and complying with any restrictive covenants, including a non-disparagement agreement, to which the named executive officer is subject, unless the named executive officer’s employment is terminated by the company without cause or by the named executive officer for good reason, in which case the payment is accelerated and paid upon termination.
(4)	The “single trigger” benefit (due upon the consummation of the Merger) is the equity award vesting, referenced in footnote (2), as well as the first installment of the retention award, referenced in footnote (1). The “double trigger” benefits (due upon the executive officer’s qualifying termination following the completion of the Merger) include the severance payments and the second installment of the retention award (including Mr. Heinberg’s COBRA reimbursement), referenced in footnotes (1) and (3).
Name	Single Trigger ($)	Double Trigger ($)
Marshall A. Heinberg	203,614	148,581
Todd M. Musterait	56,250	83,077
Kurt A. Zmich	50,125	75,573
Gerard A. Gallagher III	—	—

Indemnification of Directors and Executive Officers and Insurance

Pursuant to the terms of the Merger Agreement, members of our Board of Directors and our executive officers will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies following the Merger. For a more detailed description of the provisions of the Merger Agreement relating to director and officer indemnification, see the section of this Proxy Statement titled “The Merger Agreement—Indemnification and Insurance” (page 67).

Voting Agreements

Concurrently with the execution and delivery of the Merger Agreement, the Supporting Stockholders entered into Voting Agreements with Parent with respect to all voting securities of E&E (including E&E Common Stock) beneficially owned by such Supporting Stockholders, and any additional securities of E&E (including E&E Common Stock) of which such Supporting Stockholders acquire record and/or beneficial ownership after the date of the Voting Agreements (the “Voting Agreement Shares”). As of the date of the Voting Agreements, the Supporting Stockholders beneficially owned 540,187 shares of Class A Common Stock and 828,435 shares of Class B Common Stock, which represents approximately 58.3% of the total voting power of E&E Common Stock.

Pursuant to the Voting Agreements, the Supporting Stockholders have agreed, among other things, to vote their respective Voting Agreement Shares (i) in favor of (A) the Merger and the adoption of the Merger Agreement; (B) each of the other actions contemplated by the Merger Agreement; and (C) any action in furtherance of any of the foregoing, (ii) against any action that would result in the failure of any of the closing conditions to the Merger set forth in the Merger Agreement to be satisfied, (iii) against each of the following actions (other than the Merger and the other Contemplated Transactions): (A) any extraordinary corporate transaction, such as a merger, consolidation, amalgamation, plan or scheme of arrangement, share exchange or other business combination involving E&E or any of its subsidiaries, that relates to an Acquisition Proposal; (B) any amendment to E&E’s certificate of incorporation or bylaws, which amendment would reasonably be expected to have the effect of (1) frustrating the purpose of, or breaching or nullifying any provision of, the Merger Agreement, (2) preventing, materially impeding or materially delaying the Merger or (3) changing the voting rights of any shares of capital stock of E&E; (C) any material change in the capitalization of E&E or E&E’s corporate structure; or (iv) any other action which would reasonably be expected to prevent, materially impede or materially delay the Merger or any of the other Contemplated Transactions.

Notwithstanding anything to the contrary in the foregoing paragraph, the Voting Agreements provide that in the event that a vote or consent of the E&E stockholders is required in order to effect or adopt an Adverse Amendment (as defined below), the foregoing voting requirements will not apply with respect to the applicable Supporting Stockholder’s vote or consent with respect to such Adverse Amendment. The Voting Agreements further provide that in the event E&E’s Board of Directors withdraws or modifies its recommendation in favor of the Merger and E&E does not (or does not have the right to) terminate the Merger Agreement, the Voting Agreement Shares to which the Voting Agreements apply will automatically be adjusted so that the Voting Agreements will instead only apply to a portion of the Voting Agreement Shares as would have 70% of the aggregate voting power attributable to all of such Voting Agreement Shares. Under each Voting Agreement, the applicable Supporting Stockholder has granted to Parent (and its designee) an irrevocable proxy to vote the Voting Agreement Shares as provided above and subject to the foregoing sentence.

The Voting Agreements, including the irrevocable proxies granted thereunder, will terminate upon the earliest of: (i) the date upon which the Merger Agreement is terminated in accordance with its terms, (ii) the date on which the Merger becomes effective; (iii) the date upon which Parent and the applicable Supporting Stockholder agree to terminate the Voting Agreement in writing; and (iv) the date on which any Adverse Amendment becomes effective for which the prior written approval of such Supporting Stockholder was not obtained.

For purposes of the Voting Agreements, an “Adverse Amendment” means any amendment to the Merger Agreement that reduces the amount or changes the form of consideration payable in respect of each share of E&E Common Stock in the Merger or otherwise amends the Merger Agreement in a manner adverse to the applicable Supporting Stockholder.

The summary of the material provisions of the Voting Agreements set forth above and elsewhere in this Proxy Statement is qualified in its entirety by reference to the Voting Agreements, a form of which is attached to this Proxy Statement as Annex D and incorporated by reference herein. Although we believe that the description above covers the material terms of the Voting Agreements, this summary may not contain all of the information that is important to you. We urge you to read this Proxy Statement, the form of Voting Agreement and the other documents referred to herein carefully for a more complete understanding of the Voting Agreements.

Dissenters’ Rights for E&E Class B Stockholders

Pursuant to Section 910 of the NYBCL, holders of Class A Common Stock will not be entitled to dissenters’ rights because the shares of Class A Common Stock are listed on the NASDAQ. Section 910 of the NYBCL provides that a dissenting stockholder’s right to receive payment of the “fair value” of his, her or its shares under Section 623 of the NYBCL is not available to a holder of shares of any class or series of stock, which shares or depository receipts in respect thereof, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to vote upon the Merger Agreement.

Pursuant to the Merger Agreement, Dissenting Shares (as defined below) shall not be converted into or represent the right to receive the Per Share Merger Consideration, but shall be entitled only to such rights as are granted by the NYBCL to a Dissenting Stockholder (as defined below); provided, however, that if any Dissenting Shares lose their status as such (through failure to perfect dissenters’ rights or otherwise), then such shares will be deemed automatically to have been converted into, as of the Effective Time, and to represent only, the right to receive the Merger Consideration in accordance with the terms of the Merger Agreement. For purposes of this Proxy Statement, “Dissenting Stockholder” means any holder of Class B Common Stock who has not waived his, her or its rights to dissent by signing a Voting Agreement, who has not voted in favor of the adoption of the Merger Agreement or consented thereto in writing, who has given proper notice of his, her or its election to dissent with respect to such shares of Class B Common Stock (the “Dissenting Shares”) in accordance with Section 623 of the NYBCL and who has otherwise complied with all applicable provisions of Sections 623 and 910 of the NYBCL.

If the Merger is consummated, any Dissenting Stockholder who follows the procedures specified in the NYBCL, including Sections 623 and 910 of the NYBCL, will have the right to receive cash payment of the “fair value” of their Dissenting Shares.

The express procedures of Section 623 must be followed precisely; if they are not, Dissenting Stockholders will lose their right to dissent. As described more fully below, such “fair value” would potentially be determined in judicial proceedings, the result of which cannot be predicted. We cannot provide any assurance that Dissenting Stockholders will receive consideration equal to or greater than the Per Share Merger Consideration and Dissenting Stockholder may receive consideration less than the Per Share Merger Consideration.

The statutory procedures outlined below are complex. What follows is a summary and is qualified in its entirety by reference to the full text of Section 623 and Section 910 of the NYBCL, which are attached hereto as Annex C. Dissenting Stockholders wishing to exercise their dissenters’ rights should consult their own legal advisors to ensure that they fully and properly comply with the requirements of New York law.

Any Dissenting Stockholder who wishes to receive cash payment of the “fair value” of his, her or its shares of the Class B Common Stock and the other rights and benefits provided in Section 623 must file with E&E a written objection to the Merger and Merger Agreement prior to the vote by the stockholders on the adoption of the Merger Agreement. The written objection must include: (1) notice of the stockholder’s election to dissent; (2) the stockholder’s name and residence address; (3) the number of shares of Class B Common Stock as to which the stockholder dissents; and (4) a demand for payment of the “fair value” of such shares of Class B Common Stock if the Merger is consummated. Such objection is not required from any stockholder to whom E&E did not give notice of the Special Meeting in accordance with Section 910 of the NYBCL.

A vote against adoption of the Merger Agreement will not satisfy the requirement of filing a written objection. Failure to vote against adoption of the Merger Agreement will not waive the right of a holder of shares of Class B Common Stock to receive payment if such holder has filed a written objection in accordance with Section 623 and has not voted in favor of adoption of the Merger Agreement.

All written objections to the Merger and notices of election to dissent should be addressed to:

ECOLOGY AND ENVIRONMENT INC.
368 Pleasant View Drive
Lancaster, NY 14086
Attn: Corporate Secretary

If the Merger Agreement is adopted by the stockholders, within 10 days after such action E&E will give written notice of such adoption by registered mail to each holder of shares of Class B Common Stock who filed a timely written objection or from whom written objection was not required. Any holder of shares of Class B Common Stock from whom objection was not required and who elects to dissent must file with E&E, within 20 days after the giving of such notice to him or her, a written notice of election to dissent, stating his or her name and residence address, the number of shares of Class B Common Stock as to which he or she dissents and a demand for payment of the “fair value” for his or her Class B Common Stock.

Either at the time of filing of the notice of election to dissent or within one month after the filing of the notice of election to dissent, a dissenting holder of Class B Common Stock must submit the certificates representing his, her or its shares of Class B Common Stock to E&E, or to its transfer agent, which shall note conspicuously on the certificates that a notice of election has been filed and will then return such certificates to such holder. Any holder of Class B Common Stock who fails to submit his, her or its certificates for notation within one month after the filing of the notice of election to dissent shall, at the option of E&E upon written notice to such holder of Class B Common Stock within 45 days from the date of filing of such notice of election to dissent, lose his, her or its dissenters’ rights unless a court, for good cause shown, otherwise directs.

Within 15 days after the expiration of the period within which holders of Class B Common Stock may file their notices of election to dissent, or within 15 days after the completion of the Merger, whichever is later (but in no case later than 90 days after the stockholders adopt the Merger Agreement), the Surviving Corporation (or the Company in the event the Merger has not yet been completed) must make a written offer by registered mail to each holder of Class B Common Stock who has filed a notice of election to dissent to pay for his, her or its dissenting shares of Class B Common Stock at a specified price which the Surviving Corporation (or the Company) considers to be their “fair value”, which may be condition on the consummation of the Merger if the Merger has not yet occurred. If the Merger has occurred, such offer must be accompanied by an advance payment to each holder of Class B Common Stock who has submitted, in accordance with the foregoing requirements, his, her or its share certificates to E&E of an amount equal to 80% of the amount of the offer or, if such holder has not yet submitted his, her or its share certificates, a statement that an advance payment equal to 80% of the offer will be made promptly upon submission of his, her or its certificates. Acceptance of such payment shall not constitute a waiver of any dissenters’ rights. The offer must be made at the same price per share to all the holders of Class B Common Stock who have filed their notices of election to dissent before the expiration of the period within which to do so. If, within 30 days after the making of an offer, the Surviving Corporation (or the Company) and any holder of shares of Class B Common Stock agree on the price to be paid for his, her or its shares, the balance of payment for such shares must be made within 60 days after the making of the offer or the completion of the Merger, whichever is later, upon surrender of the certificates representing such shares of Class B Common Stock.

If the Surviving Corporation (or the Company) fails to make an offer to dissenting holders of shares of Class B Common Stock within the 15-day or 90-day period, as applicable, described above, or if it makes the offer and any dissenting holder of shares of Class B Common Stock fails to agree with it within 30 days thereafter upon the price to be paid for his, her or its shares, the Surviving Corporation (or the Company) is required, within 20 days after the expiration of whichever is the applicable of the periods referred to above, to institute a special proceeding in the Supreme Court of the State of New York in the judicial district in which the office of the Surviving Corporation is located to determine the rights of dissenting holders of shares of Class B Common Stock and to fix the “fair value” of their shares of Class B Common Stock. If the Surviving Corporation fails to institute such proceeding within such 20-day period, any dissenting holder of shares of Class B Common Stock may institute such proceeding for the same purpose not later than 30 days after the expiration of such 20-day period. If such proceeding is not instituted within such 30-day period, all dissenters’ rights are lost unless the Supreme Court of the State of New York, for good cause shown, otherwise directs.

During each proceeding, the court will determine whether each dissenting holder of shares of Class B Common Stock who has not agreed to an offer by E&E is entitled to receive payment for his, her or its shares and, if so, will fix the value of such shares, which shall be the “fair value” as of the close of business on the day prior to the date the stockholders voted to adopt the Merger Agreement, taking into consideration the nature of the transaction giving rise to the right of the dissenting holder of shares of Class B Common Stock to receive payment for his, her or its shares of Class B Common Stock and its effect on the Surviving Corporation and its stockholders, the concepts and methods then customary in the relevant securities and financial markets for determining the fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court will determine the “fair value” of the shares of Class B Common Stock without a jury and without referral to an appraiser or referee. The court will also award interest on such amount to be paid from the date of the completion of the Merger to the date of payment unless the court finds that the refusal by a dissenting holder of Class B Common Stock to accept the Surviving Corporation’s (or the Company’s) offer of payment was arbitrary, vexatious or otherwise not in good faith. Each party to such proceeding will bear his, her or its respective costs and expenses unless the court finds the refusal by any such dissenting holders to accept the Surviving Corporation’s offer of payment was arbitrary, vexatious or otherwise not in good faith, in which case the court, in its discretion, may apportion and assess E&E’s costs against any or all such dissenting holders. The court, in its discretion, may also apportion or assess any part of the costs of dissenting holders of Class B Common Stock against the Surviving Corporation (or the Company) if it finds that the “fair value” of the dissenting holders’ shares of Class B Common Stock as determined materially exceeds the amount which the Surviving Corporation (or the Company) offered to pay, or that no offer or advance payment was made by the Surviving Corporation (or the Company), or that the Surviving Corporation (or the Company) failed to institute such special proceeding within the specified period, or that the actions of the Surviving Corporation in complying with its obligations under Section 623 of the NYBCL were arbitrary, vexatious or otherwise not in good faith. Within 60 days following the final determination of the applicable proceeding, the Surviving Corporation (or the Company) shall pay to each dissenting holder of shares of Class B Common Stock the amount found to be due him, her or it upon the surrender by such holder of all certificates representing dissenting shares.

The enforcement by a holder of shares of Class B Common Stock of his, her or its right to receive payment for shares in accordance with Section 623 of the NYBCL excludes the enforcement by such holder of Class B Common Stock of any other right to which he, she or it might otherwise be entitled by virtue of his, her or its ownership of Class B Common Stock (unless the holder of Class B Common Stock timely withdraws his, her or its notice of election or the Merger is abandoned), except that the holder of Class B Common Stock will retain the right to bring or maintain an appropriate action to obtain relief on the grounds that the Merger will be or is unlawful or fraudulent as to him, her or it. A notice of election by a holder of Class B Common Stock may be withdrawn at any time prior to his, her or its acceptance in writing of an offer to purchase his, her or its dissenting shares of Class B Common Stock by E&E, but no withdrawal may be made later than 60 days from the completion of the Merger (unless E&E failed to make a timely offer) without the consent of E&E.

In view of the complexity of Sections 623 and 910 of the NYBCL, holders of Class B Common Stock who may wish to dissent from the Merger and pursue dissenters’ rights should consult their legal advisors.

Delisting and Deregistration of Our Common Stock

If the Merger is completed, E&E Common Stock will be delisted from the NASDAQ and will be deregistered under the Securities Exchange Act of 1934 (the “Exchange Act”).

Certain Material U.S. Federal Income Tax Consequences of the Merger

The following is a general discussion of certain material U.S. federal income tax consequences of the Merger to holders of E&E Common Stock who receive the Special Dividend and whose E&E Common Stock is exchanged for the Per Share Merger Consideration pursuant to the Merger. The discussion is based on tax laws of the United States, including the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed U.S. Department of Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as currently in effect on the date of this Proxy Statement. Such authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below.

This summary is for the general information of E&E stockholders only and does not purport to be a complete analysis of all potential tax effects of the Merger. Accordingly, E&E stockholders should consult their own tax advisors with respect to the particular tax consequences to them of the Merger, including applicable federal, state, local and

non-U.S. tax consequences. For example, this summary does not consider the effect of (i) any U.S. federal non-income tax laws, (ii) any applicable state, local, or non-U.S. tax laws, or (iii) the Medicare contribution tax on net investment income or the alternative minimum tax. The discussion applies only to stockholders who hold their E&E Common Stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that may be relevant to an E&E stockholder in light of his, her or its particular circumstances, or that may apply to an E&E stockholder subject to special treatment under the U.S. federal income tax laws, including, without limitation, E&E stockholders who:

•	are regulated investment companies, real estate investment trusts, banks or certain other financial institutions, insurance companies, tax-exempt organizations, or retirement plans;
•	are dealers in securities or foreign currency;
•	are traders that mark-to-market their securities;
•	hold (or are deemed to own) more than 5% of E&E Common Stock;
•	are certain former citizens or residents of the United States;
•	are “controlled foreign corporations” or “passive foreign investment companies”;
•	are partnerships or other entities or arrangements treated as partnerships or disregarded entities for U.S. federal income tax purposes, S corporations, or other pass-through entities;
•	have a functional currency other than the U.S. dollar;
•	who exercise and properly perfect dissenters’ rights under New York law (and have not withdrawn such exercise or lost such rights) with respect to the Merger;
•	hold E&E Common Stock that is part of a straddle, hedging, conversion transaction or other integrated financial transaction;
•	acquired their E&E Common Stock pursuant to the exercise of employee stock options, stock purchase rights or restricted stock units, as restricted stock or otherwise as compensation; or
•	who elect to apply Section 1400Z-2 of the Code to gain recognized with respect to their E&E Common Stock.

For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of E&E Common Stock that, for U.S. federal income tax purposes, is an individual citizen or resident of the United States, a domestic corporation or otherwise subject to U.S. federal income tax on a net income basis with respect to income from their E&E Common Stock. A “non-U.S. Holder” means any beneficial owner of shares of E&E Common Stock that is not a U.S. Holder.

Tax Consequences to U.S. Holders

Per Share Merger Consideration

The exchange of E&E Common Stock for the Per Share Merger Consideration pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder who exchanges E&E Common Stock for the Per Share Merger Consideration pursuant to the Merger will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of the Per Share Merger Consideration received and the U.S. Holder’s adjusted tax basis in their E&E Common Stock exchanged. Any such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the U.S. Holder’s holding period for such E&E Common Stock is more than one year on the date the Merger is completed. Long-term capital gains of certain non-corporate holders, including individuals, generally are subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations.

If a U.S. Holder acquired different blocks of E&E Common Stock at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period, and thus the amount and character of its gain or loss, separately with respect to each block of E&E Common Stock.

Special Dividend

The treatment of dividends paid in connection with acquisition transactions is not entirely clear. The Company intends to report the Special Dividend as a distribution with respect to the E&E Common Stock. If this treatment is not correct, then the Special Dividend would constitute additional consideration received in exchange for a U.S. Holder’s share (as described under “—Per Share Merger Consideration” immediately above). This discussion assumes that the treatment of the Special Dividend as a distribution with respect to the E&E Common Stock is correct. As a result, the Special Dividend will be a dividend for U.S. federal income tax purposes to the extent paid out of the Company’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Such dividends will be included in income by the U.S. Holder and taxable as ordinary income when received. If such distribution exceeds the Company’s current and accumulated earnings and profits, the excess will be first treated as a tax-free return of the U.S. Holder’s investment, up to the U.S. Holder’s tax basis in their shares of E&E Common Stock, and thereafter as a capital gain. U.S. Holders should expect that the entirety of the Special Dividend will likely be treated as a dividend for U.S. federal income tax purposes.

Dividends received by a non-corporate U.S. Holder will be eligible to be taxed at reduced rates if the U.S. Holder meets certain holding period and other applicable requirements. Dividends received by a corporate U.S. Holder will be eligible for the dividends-received deduction if the U.S. Holder meets certain holding period and other applicable requirements. In addition, if (i) a corporate U.S. Holder is allowed a dividends-received deduction with respect to the Special Dividend, and (ii) such corporate U.S. Holder held (or is deemed to have held) its shares of E&E Common Stock for two years or less, then special rules may apply if the Special Dividend (together with other distributions made by the Company over the last year) constitutes an extraordinary dividend for U.S. federal income tax purposes as to the corporate U.S. Holder. Corporate U.S. Holders should consult with their advisers with respect to the potential application of these rules to them.

Tax Consequences to non-U.S. Holders

Per Share Merger Consideration

Non-U.S. Holders generally will not be subject to U.S. federal income tax with respect to gain recognized on the exchange of their E&E Common Stock for the Per Share Merger Consideration pursuant to the Merger.

Special Dividend

As noted under “Tax Consequences to U.S. Holders—Special Dividend”, while not entirely clear, the Company intends to report the Special Dividend as a distribution with respect to the E&E Common Stock. (Alternatively, the Special Dividend would be treated as additional merger consideration, as described under “—Per Share Merger Consideration” immediately above.) As a result, the Special Dividend will be a dividend for U.S. federal income tax purposes to the extent paid out of the Company’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. If such a distribution exceeds the Company’s current and accumulated earnings and profits, the excess will be first treated as a tax-free return to the non-U.S. Holder’s investment, up to the non-U.S. Holder’s tax basis in their shares of E&E Common Stock, and thereafter as a capital gain subject to the tax treatment described above in “—Per Share Merger Consideration.” Non-U.S. Holders should expect that the entirety of the Special Dividend will likely be treated as a dividend for U.S. federal income tax purposes.

Dividends paid to a non-U.S. Holder generally will be subject to withholding of U.S. federal income tax at a 30% rate, or such lower rate as may be specified by an applicable tax treaty.

Even if a non-U.S. Holder is eligible for a lower treaty rate, a withholding agent generally will be required to withhold at a 30% rate (rather than the lower treaty rate) unless the non-U.S. Holder has furnished a valid Internal Revenue Service (“IRS”) Form W-8BEN or W-8BEN-E, or other documentary evidence establishing the non-U.S. Holder’s entitlement to the lower treaty rate with respect to such dividend payments, and the withholding agent does not have actual knowledge or reason to know to the contrary.

In addition, under the U.S. tax rules known as the Foreign Account Tax Compliance Act (“FATCA”), a non-U.S. Holder of E&E Common Stock will generally be subject to a 30% U.S. withholding tax on dividends in respect of their E&E Common Stock if the non-U.S. Holder is not FATCA compliant, or holds its E&E Common Stock through a foreign financial institution that is not FATCA compliant. In order to be treated as FATCA compliant, a non-U.S. Holder must provide certain documentation (usually an IRS Form W-8BEN or W-8BEN-E) containing information about its identity, its FATCA status, and if required, its direct and indirect U.S. owners. These requirements may be modified by the adoption or implementation of a particular intergovernmental agreement between the United States and another country or by future U.S. Treasury Regulations. Documentation that non-U.S. Holders provide in order to be treated as FATCA compliant may be reported to the IRS and other tax authorities, including information about a non-U.S. Holder’s identity, its FATCA status, and if applicable, its direct and indirect U.S. owners.

If a non-U.S. Holder is eligible for a reduced rate of U.S. federal withholding tax pursuant to an applicable income tax treaty or otherwise, the non-U.S. Holder may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

Non-U.S. Holders should consult their own tax advisors about how these information reporting and withholding tax rules may apply to their investment in shares of E&E common stock.

Information Reporting and Backup Withholding

Information returns are required to be filed with the IRS with respect to payments made to certain U.S. Holders of the Special Dividend and the Per Share Merger Consideration pursuant to the Merger. In addition, certain U.S. Holders may be subject to backup withholding tax in respect of such payments if they do not provide their taxpayer identification numbers to the paying agent, fail to certify that they are not subject to backup withholding tax, or otherwise fail to comply with applicable backup withholding tax rules. Non-U.S. Holders may be required to comply with applicable certification procedures to establish that they are non-U.S. Holders in order to avoid the application of such information reporting requirements and backup withholding tax. Any amount paid as backup withholding may be creditable against the holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

E&E stockholders should consult their tax advisors as to their qualifications for exemption from backup withholding and the procedure for obtaining such an exemption.

THE FOREGOING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL THE POTENTIAL TAX CONSEQUENCES OF THE MERGER. HOLDERS OF E&E COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS IN THEIR PARTICULAR CIRCUMSTANCES, AND CHANGES IN ANY LAWS. NOTHING IN THIS DISCUSSION IS INTENDED TO BE, OR SHOULD BE CONSTRUED AS, TAX ADVICE.

Regulatory Approvals Required for the Merger

In General

Under the Merger Agreement, each of E&E and Parent has agreed to use reasonable best efforts, subject to specified limitations, to take, or cause to be taken, all actions necessary, proper or advisable to consummate and make effective the Merger and the other Contemplated Transactions, including obtaining any clearance required by CFIUS or DCSA. The completion of the Merger is subject to the satisfaction of the CFIUS Condition without the imposition on Parent of any Burdensome Condition. See the sections of this Proxy Statement titled “The Merger Agreement—Efforts to Complete the Merger” (page 68) and “The Merger Agreement—Conditions to Completion of the Merger” (page 70).

CFIUS

Under Section 721 of Title VII of the Defense Production Act of 1950, as amended (codified at 50 U.S.C. § 4565) (the “DPA”), the President of the United States (the “President”), acting on his own or through CFIUS, an inter-agency committee chaired by the Secretary of the Treasury and composed of officials from the Departments of Commerce, Defense, Energy, Homeland Security, Justice, State, Treasury and other Executive Branch offices, is authorized to review transactions involving foreign persons that could result in control of a U.S. business engaged in interstate commerce in the United States (or, for certain U.S. businesses, investments by foreign persons that do not result in control of the U.S. business) if the President determines that there is credible evidence that the transaction threatens to impair the national security of the United States, and if other provisions of existing law do not provide adequate and appropriate authority to protect national security. CFIUS may clear a proposed transaction unconditionally or impose mitigation requirements as a condition of such clearance. CFIUS may also recommend that the President issue an executive order prohibiting a transaction or requiring a divestiture.

Pursuant to the DPA, a party or parties to a proposed transaction may voluntarily submit a notification of such transaction to CFIUS. The President or CFIUS may also initiate a review of a transaction on their own initiative, without any submission by the parties.

E&E and Parent have determined that Parent is a “foreign person” for purposes of the DPA, and the Merger would result in Parent acquiring control over E&E. Accordingly, the Merger Agreement provides for E&E and Parent to (a) as promptly as practicable after the date of the Merger Agreement, prepare and file with CFIUS a draft joint voluntary notice pursuant to 31 C.F.R. § 800.401(f), and, upon receipt of CFIUS’s comments on the draft joint voluntary notice (“Joint Voluntary Notice”), promptly prepare and submit a formal joint voluntary notice to CFIUS pursuant to 31 C.F.R. § 800.401(a); and (b) use reasonable best efforts to respond as promptly as practicable, and no later than the deadline specified by CFIUS for such a response, to any information request from CFIUS in connection with the CFIUS, review or investigation of the Merger. After CFIUS confirms that the Joint Voluntary Notice is complete, the filing of the Joint Voluntary Notice will initiate an initial 45-day review that may be extended by CFIUS for an additional 45-day investigation. CFIUS may reject the Joint Voluntary Notice at any time after it has been accepted for certain reasons, including if E&E and Parent do not provide information requested by CFIUS within three business days of the request or within a longer time frame if E&E and Parent so request in writing and CFIUS grants that request in writing. As a result of CFIUS’s review or investigation of the Merger, CFIUS may: (a) conclude that the Merger is neither a “covered transaction” nor a “pilot program covered transaction” as those terms are defined at 31C.F.R. § 800.207 and 31C.F.R § 801.210, respectively’ (b) conclude action under applicable regulations by determining that there are no unresolved national security concerns; or (c) send a report to the President requesting the President’s decision if: (i) CFIUS recommends that the President suspend or prohibit the Merger; (ii) the members of CFIUS are unable to reach a decision on whether to recommend that the President suspend or prohibit the Merger; or (iii) CFIUS requests that the President make a determination with regard to the Merger. Should CFIUS send a report to the President, the President will have up to 15 days to decide whether to suspend or prohibit the Merger.

For purposes of the Merger Agreement, the “CFIUS Condition” will be deemed to have been satisfied if: (a) E&E and Parent receive written notice from CFIUS stating that CFIUS has concluded that the Merger is neither a “covered transaction” nor a “pilot program covered transaction” as those terms are defined at 31 C.F.R. § 800.207 and 31 C.F.R. § 801.210, respectively, and, therefore, not subject to review by CFIUS; (b) E&E and Parent receive written notice from CFIUS stating that CFIUS has concluded all action under applicable regulations with respect to the Merger and CFIUS has determined that there are no unresolved national security concerns with respect to the Merger; or (c) CFIUS has sent a report to the President requesting the President’s decision and the President has announced a decision not to take any action to suspend or prohibit the Merger pursuant to the DPA.

THE MERGER AGREEMENT

The following description summarizes the material provisions of the Merger Agreement, a copy of which is included as Annex A to this Proxy Statement and is incorporated by reference herein. The rights and obligations of the parties are governed by the express terms and conditions of the Merger Agreement and not by this summary. This summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement. E&E urges you to read carefully this entire Proxy Statement, including the annexes, before making any decisions regarding the Merger.

The Merger Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about E&E. The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other. The assertions embodied in E&E’s representations and warranties are qualified by information contained in the confidential disclosure schedule that E&E delivered to Parent in connection with signing the Merger Agreement. Accordingly, you should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances of E&E, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in E&E’s public disclosures. Accordingly, the representations and warranties in the Merger Agreement should be read in conjunction with the other information provided elsewhere in this Proxy Statement for information regarding E&E and its business. See the section of this Proxy Statement titled “Other Matters—Where You Can Find More Information” (page 82).

The Merger

On August 28, 2019, Parent, Merger Sub and E&E entered into the Merger Agreement.

Subject to and upon the terms and the conditions set forth in the Merger Agreement and the applicable provisions of the NYBCL, Merger Sub will be merged with and into E&E, whereupon the separate corporate existence of Merger Sub will cease and E&E will continue its existence under the laws of the State of New York as the surviving corporation (the “Surviving Corporation”) and as an indirect wholly owned subsidiary of Parent. The Merger will have the effects set forth in the Merger Agreement and the applicable provisions of the NYBCL. At the Effective Time (as defined below), all of the property, rights, privileges, powers and franchises of E&E and Merger Sub will vest in the Surviving Corporation, and all debts, liabilities and duties of E&E and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation. The certificate of incorporation of the Surviving Corporation will be amended and restated as of the Effective Time to conform to Exhibit C of the Merger Agreement, and the bylaws of the Surviving Corporation will be amended and restated as of the Effective Time to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time. The directors and officers of the Surviving Corporation immediately after the Effective Time will be the respective individuals who are directors and officers of Merger Sub immediately prior to the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

Effective Time and Completion of the Merger

The Merger Agreement provides that the completion of the Merger will take place on a date to be jointly designated by Parent and E&E, which must be no later than the third business day after the date on which the last to be satisfied or waived of the conditions to the completion of the Merger set forth in the Merger Agreement is satisfied or waived (other than those conditions which are to be satisfied by actions to be taken at the closing, but subject to the satisfaction or waiver of each of those conditions) (see the section of this Proxy Statement titled “The Merger Agreement—Conditions to Completion of the Merger” (page 70) for more information regarding closing conditions) or at such other place, time or date as Parent and E&E may jointly designate.

The Merger will become effective when a certificate of merger satisfying the applicable requirements of the NYBCL is accepted for filing by the Department of State of the State of New York, or, subject to the NYBCL, at such later time as Parent, Merger Sub and E&E may agree and specify in such certificate of merger (the “Effective Time”). The date on which the Effective Time occurs is referred to herein as the “closing date of the Merger.”

Merger Consideration

At the Effective Time, each share of E&E Common Stock that is outstanding immediately prior to the Effective Time (other than shares (i) held by E&E (or held in the E&E’s treasury), (ii) held by any wholly owned subsidiary of E&E, (iii) held by Parent, Merger Sub or any other wholly owned subsidiary of Parent or (iv) held by holders of Class B common stock who have properly exercised their dissenters’ rights in accordance with Section 623 of the NYBCL (as described in the section of this Proxy Statement titled “The Merger—Dissenters’ Rights for E&E Class B Stockholders” (page 46) will be converted into the right to receive $15.00 in cash (the “Per Share Merger Consideration”), without interest and subject to any required tax withholding.

At the Effective Time, any shares of E&E Common Stock that are held by E&E or any wholly owned subsidiary of E&E (or held in E&E’s treasury) or held, directly or indirectly, by Parent, Merger Sub or any other wholly owned subsidiary of Parent immediately prior to the Effective Time will be canceled and retired and will cease to exist, and no consideration will be delivered in exchange for such shares.

As of immediately prior to the Effective Time, each share of E&E Restricted Stock that is unvested and on which restrictions have not yet lapsed as of immediately prior to the Effective Time will (i) automatically become fully vested and all restrictions applicable thereto will lapse and (ii) terminate and be converted into the right to receive (A) the Per Share Merger Consideration, less (B) any applicable withholding for taxes.

The Merger Agreement further provides that if, between the date of the Merger Agreement and the Effective Time, the outstanding shares of E&E Common Stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, or if a stock dividend is declared by E&E during such period, or a record date with respect to any such event occurs during such period, then the consideration to be paid in respect of shares of E&E Common Stock will be adjusted to the extent appropriate.

Exchange of Certificates

The Merger Agreement provides that, prior to the closing date of the Merger, Parent will select a reputable bank, trust company or agent to act as paying agent (the “Paying Agent”) that is reasonably acceptable to E&E and pursuant to a paying agent agreement that is in form and substance reasonably acceptable to E&E. Parent will deposit with the Paying Agent cash sufficient to make payments of the Merger Consideration for shares of E&E Common Stock, other than payments of the Merger Consideration payable with respect to shares of E&E Restricted Stock for which there is a tax withholding obligation. Following the Effective Time, Parent will retain cash sufficient to make payments of the Merger Consideration payable with respect to shares of E&E Restricted Stock in accordance with the Merger Agreement.

The Merger Agreement provides that, promptly after the Effective Time, but in no event later than five business days follow the closing date of the Merger, the Paying Agent will mail to the record holders of certificates of shares of E&E Common Stock or of uncertificated shares of E&E Common Stock immediately prior to the Effective Time a letter of transmittal, in customary form and containing such provisions as Parent and E&E may reasonably agree to specify, and instructions on how to surrender such certificates or transfer such shares in exchange for the Merger Consideration. The Merger Agreement further provides that, upon surrender by a record holder of a certificate of shares of E&E Common Stock to the Paying Agent or compliance with the reasonable procedures established by the Paying Agent for transfer of uncertificated shares of E&E Common Stock, together with a duly executed letter of transmittal and such other documents as may be reasonably and customarily required by the Paying Agent or Parent, (a) such record holder will be entitled to receive the cash consideration that such holder has the right to receive pursuant to the Merger Agreement in full satisfaction of all rights pertaining to the shares of E&E Common Stock formerly represented by such certificate or uncertificated shares and (b) such certificate or such uncertificated shares will be canceled. The Merger Agreement further provides that, in the event of a transfer of ownership of any shares of E&E Common Stock which are not registered in the transfer records of E&E, payment of the Merger Consideration may be made to a person or entity other than the holder in whose name the certificate formerly representing such shares or uncertificated shares is registered if: (a) any such certificate is properly endorsed or otherwise in proper form for transfer; and (b) such holder pays any fiduciary or surety bonds and any transfer or other similar taxes required by reason of the payment of such Merger Consideration to a person or entity other than such holder (or such holder establishes to the reasonable satisfaction of Parent that such bonds and taxes have been paid or are not applicable). Until surrendered or transferred as contemplated by the Merger Agreement, each certificate or uncertificated share will be deemed from the Effective Time to represent only the right to receive the Merger

Consideration. If any certificate of shares of E&E Common Stock has been lost, stolen or destroyed, Parent may, as a condition to the payment of the Merger Consideration, require the owner of such lost, stolen or destroyed certificate to provide an appropriate affidavit and to deliver a bond in a reasonable and customary amount as indemnity against any claim that may be made against the Paying Agent, Parent, Merger Sub or the Surviving Corporation with respect to such certificate.

The Merger Agreement provides that any portion of the cash amounts deposited by Parent with the Paying Agent that has not been distributed within one year after the closing date of the Merger will be delivered by the Paying Agent to Parent upon demand, and any former holders of certificates of E&E Common Stock or uncertificated E&E Common Stock who have not surrendered their certificates or transferred their shares may thereafter look only to Parent for satisfaction of their claims for the Merger Consideration. If any certificate for E&E Common Stock has not been surrendered, or any uncertificated share has not been transferred, by the day immediately prior to the date on which the cash amount that such certificate or uncertificated share represents the right to receive would otherwise escheat to or become the property of any governmental body, then such cash amount will, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of any claim or interest of any person previously entitled thereto.

The Merger Agreement further provides that promptly after the Effective Time, but in no event later than 15 business days following the closing date of the Merger, Parent will make payments, through its or the Surviving Corporation’s standard payroll practices, of the Merger Consideration, without interest, payable with respect to shares of E&E Restricted Stock for which there is a tax withholding obligation.

Special Dividend

For purposes of the Merger Agreement, the “Special Dividend” means the amount of $0.50 in cash per share of E&E Common Stock, as it may be adjusted pursuant to the following paragraph, without interest and subject to any applicable tax withholding.

The Merger Agreement provides that no earlier than 10 business days prior to the contemplated closing date of the Merger, E&E will deliver to Parent an accurate and complete, in all material respects, itemized estimate of, without duplication, (i) all fees, costs and expenses of brokers, finders, investment bankers, attorneys, accountants and other consultants and advisors (including the fees and commissions to which Baird is entitled as well as fees, costs and expenses in connection with the arrangements contemplated by the following clause (ii) of this sentence) and (ii) all sale, change-of-control, “stay-around,” retention or similar bonuses or payments to any E&E Associates (as defined below) or other persons or entities, in each case that have been paid or will become payable or have otherwise been incurred by or on behalf of E&E and its subsidiaries as a result of or in connection with the preparation, negotiation, execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement (collectively, the “Transaction Expenses”) as of the contemplated closing date of the Merger. The Merger Agreement further provides that the Transaction Expenses will not include (w) any fees, costs, expenses or payments to the extent incurred by or at the direction of Parent or Merger Sub after the date hereof, (x) any filing fees or other similar fees, costs or expenses, including filing fees payable in connection with the filing of this Proxy Statement with the SEC, (y) any fees, costs and expenses for preparing and mailing this Proxy Statement, convening the Special Meeting or any adjournment thereof or solicitation of proxies from the E&E’s stockholders (other than, in the case of this clause “(y)”, any fees, costs or expenses of the professionals specified in clause “(i)” of this paragraph) or (z) the cost of the “tail” insurance policy described below. To the extent that the aggregate Transaction Expenses in such list exceed $3,050,000, the Merger Agreement provides that the aggregate amount of the Special Dividend will be decreased by the amount of such excess, and the per-share amount of the Special Dividend will be adjusted accordingly pro rata.

Under the Merger Agreement, following such determination of the amount of the Special Dividend and prior to the closing of the Merger, subject to applicable law, E&E’s board of directors will declare a cash dividend, the record date for which will be the close of business on the last business day prior to the day on which the Effective Time occurs (the “Special Dividend Record Date”) and the payment date for which will be three business days after the Effective Time (the “Special Dividend Payment Date”), in the amount of the Special Dividend payable to holders of record of issued and outstanding shares of E&E Common Stock; provided that payment of the Special Dividend will be contingent on the consummation of the Merger. The Merger Agreement further provides that following determination of the amount of the Special Dividend in accordance with the preceding paragraph, E&E will have the right, but not the obligation, to deposit funds equal to the aggregate amount of the Special Dividend with a paying agent selected by E&E and that is reasonably acceptable to Parent (and subject to a paying agent agreement in form and substance reasonably acceptable to Parent) to be held in trust for the holders of record of issued and outstanding shares of E&E Common Stock on the Special Dividend Record Date. The Merger Agreement further provides that Parent will cause the Surviving Corporation (or the paying agent with which the E&E deposited funds in trust pursuant to the immediately preceding sentence) to pay, or for payments with respect to which there is a tax withholding obligation, will cause to be paid through Parent’s or the Surviving Corporation’s standard payroll practices, if applicable, and less any applicable withholding for taxes, the Special Dividend on the Special Dividend Payment Date.

Representations and Warranties

Parent, Merger Sub and E&E made representations and warranties in the Merger Agreement with respect to themselves and their respective subsidiaries that are subject, in some cases, to certain exceptions and qualifications contained in the Merger Agreement (including qualifications by concepts of knowledge, materiality and/or dollar thresholds) and are further modified and limited by the confidential disclosure schedule delivered by E&E to Parent. The representations and warranties made by E&E also are subject to, and qualified by, certain information disclosed in E&E’s filings made with the SEC and available on the SEC’s Electronic Data Gathering Analysis and Retrieval (EDGAR) System between January 1, 2017 and the third business day before the date of the Merger Agreement.

The representations and warranties made by each of Parent, Merger Sub and E&E relate to the following subject matters, among other things:

•	corporate organization and similar corporate matters, including corporate standing;
•	authority to enter into and to perform the obligations under the Merger Agreement and to complete the other transactions contemplated thereby;
•	the execution, delivery or performance of the Merger Agreement or the completion of the Merger or any of the other transactions contemplated by the Merger Agreement not contravening applicable organizational documents, laws or orders from governmental bodies or material contracts and not resulting in the imposition of encumbrances on assets;
•	required governmental approvals for completion of the transactions contemplated by the Merger Agreement, including the Merger;
•	legal proceedings and orders; and
•	accuracy of information supplied for inclusion in this Proxy Statement.

The representations and warranties made solely by E&E relate to the following subject matters, among other things:

•	the qualification to do business under applicable law and corporate power;
•	subsidiaries;
•	the provision of, and compliance with, charter, organizational, and governing documents;
•	the approval and recommendation by the Board of Directors to E&E’s stockholders regarding the Merger Agreement and the other transactions contemplated thereby;
•	capital structure and equity securities;
•	the timely filing of all documents required to be filed with the SEC by E&E since January 1, 2017, and the content and preparation of financial statements;
•	the absence of certain changes, events and actions between April 27, 2019 and the date of the Merger Agreement;
•	title to tangible assets, valid interests in leased real property, absence of interests in real property, use and operation of leased real property and adequacy of equipment and other tangible assets;
•	intellectual property and data privacy;
•	material contracts, including that each such contract is valid and in full force and effect and the absence of a material breach of or default under any such contract;
•	government contracts, including compliance in all material respects with all terms and conditions of such contracts, absence of outstanding claims or disputes relating to such contracts and the existence of accounting and material management systems in compliance with such contracts;

•	relations with major customers and suppliers and outstanding tenders;
•	absence of certain liabilities;
•	compliance with legal requirements, including export controls, corrupt practices, sanctions and arms trafficking legislation;
•	possession of permits, licenses, registrations or other qualifications or authorizations from governmental bodies;
•	tax matters;
•	employment and labor matters;
•	employee benefit plans;
•	environmental matters;
•	insurance matters;
•	anti-takeover statutes and regulations and the absence of a stockholder rights plan;
•	the vote required for adoption of the Merger Agreement by E&E’s stockholders;
•	the opinion of E&E’s financial advisor; and
•	advisors’ fees.

The representations and warranties made solely by Parent and Merger Sub relate to the following subject matters, among other things:

•	availability of funding to pay all amounts required to be paid as Merger Consideration and any fees and expenses incurred in connection with the transactions contemplated by the Merger Agreement; and
•	Parent’s ownership of all the capital stock of Merger Sub and the absence of any business activities or operations at Merger Sub other than as contemplated by the Merger Agreement.

Several of the representations, warranties, covenants, closing conditions and termination provisions contained in the Merger Agreement are qualified by or refer to the concept of a Material Adverse Effect. For purposes of the Merger Agreement, a “Material Adverse Effect” means any effect, change, development, event or circumstance (each, an “Effect") that, considered individually or together with all other Effects, (a) has had or resulted in, or would reasonably be expected to have or result in, a material adverse effect on the business, financial condition, assets, liabilities or results of operations of E&E and its subsidiaries, taken as a whole; or (b) has or would reasonably be expected to prevent, materially delay or materially impair the ability of E&E to timely complete the Merger or any of the other transactions contemplated by the Merger Agreement; provided, however, that, with respect to clause (a) above, any Effect, alone or in combination with other Effects, will be deemed not to constitute a Material Adverse Effect and will not be taken into account in determining whether there has been a Material Adverse Effect to the extent such Effect arises out of or results from:

•	adverse economic or business conditions, or adverse conditions in the securities, financial or credit markets, in the United States or in other locations in which E&E and its subsidiaries have material operations;
•	adverse economic or business conditions, or adverse conditions in the securities, financial or credit markets, that generally affect the engineering and environmental services industry;
•	changes after the date of the Merger Agreement in laws or other legal or regulatory conditions or changes after the date of the Merger Agreement in U.S. generally accepted accounting principles (“GAAP”) or other accounting standards (or the enforcement or interpretation thereof);
•	changes in political conditions in the U.S. or any other country in the world, or acts of war, sabotage or terrorism in the U.S. or in other locations in which E&E and its subsidiaries have operations;
•	acts of God, natural disasters, weather conditions or other calamities or force majeure events occurring after the date of the Merger Agreement;
•	changes in the market price or trading volume of the shares of E&E Common Stock on the NASDAQ (it being understood, however, that the facts or circumstances giving rise to any such change in the market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred except to the extent such facts or circumstances are otherwise excluded from consideration);

•	the execution and delivery of the Merger Agreement, the public disclosure of the Merger Agreement or the transactions contemplated by the Merger Agreement or the consummation of the transactions contemplated by the Merger agreement;
•	the identity of, or the effects of any facts or circumstances relating to, Parent or its affiliates;
•	compliance with the terms of, or any taking of any action required by, the Merger Agreement or the failure to take any action prohibited by the Merger Agreement;
•	any failure by E&E and its subsidiaries to meet internal or published (including by third parties) estimates, projections or expectations of E&E and its subsidiaries’ revenues, earnings or other performance (it being understood, however, that the facts or circumstances giving rise to any such failure may be taken into account in determining whether a Material Adverse Effect has occurred except to the extent such facts or circumstances are otherwise excluded from consideration); or
•	losses of customers, suppliers, distributors or other business partners or employees arising out of or resulting from the announcement or pendency of the Merger Agreement;

except, with respect to the first, second, third, fourth and fifth bullet points above, to the extent any such adverse conditions, changes, acts or events have a disproportionately adverse effect on E&E and its subsidiaries, taken as a whole, as compared to the other companies in the engineering and environmental services industry.

Interim Operations of E&E

E&E has undertaken covenants in the Merger Agreement relating to the conduct of its business during the period from the date of the Merger Agreement through the Effective Time. Under the Merger Agreement, during such period, except (a) as may be required by applicable law, (b) with the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), (c) as expressly required by the Merger Agreement or (d) as set forth in the confidential disclosure schedule: (i) E&E has agreed that it will conduct, and will ensure that each of its controlled subsidiaries (excluding Gestion Ambiental Consultores Limitada, S.A. (“GAC”)) conducts, and will use reasonable best efforts to cause each of its other subsidiaries to conduct, its business and operations in the ordinary course and consistent with past practices; (ii) E&E has agreed to use commercially reasonable efforts to ensure that it and each of its controlled subsidiaries (excluding GAC), and to cause each of its other subsidiaries to, (A) preserve intact its current business organization, (B) keep available the services of its current officers and other employees (other than for routine terminations in the ordinary course of business consistent with past practice of employees who are not Key Employees (as defined below)) and key service providers and (C) maintain its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other persons or entities having material business relationships with E&E or its subsidiaries, as applicable; and (iii) E&E has agreed that it will promptly notify Parent of the receipt of any written notice from any person or entity alleging that the consent of such person or entity is or may be required in connection with the Merger or any of the other transactions contemplated by the Merger Agreement.

In addition, under the Merger Agreement, during the period from the date of the Merger Agreement through the Effective Time, except (a) as may be required by applicable law, (b) with the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), (c) as expressly required by the Merger Agreement or (d) as set forth in the confidential disclosure schedules, E&E has agreed that it will not, and will ensure that its controlled subsidiaries (excluding GAC) do not, and will use its reasonable best efforts to cause each of its other subsidiaries not to:

•	declare, accrue, set aside or pay any dividend or make any other distribution (whether in cash, stock or otherwise) in respect of any shares of capital stock (except for the Special Dividend or dividends paid by any subsidiary of E&E in the ordinary course consistent with past practice to E&E or any other wholly owned subsidiary of E&E), or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities;
•	sell, issue, grant or authorize the sale, issuance or grant of: (i) any capital stock or other security; (ii) any option, stock appreciation right, restricted stock unit, deferred stock unit, market stock unit, performance stock unit, restricted stock award or other equity-based compensation award (whether payable in cash, stock or otherwise), call, warrant or right to acquire any capital stock or other security; or (iii) any instrument convertible into or exchangeable for any capital stock or other security;

•	amend or waive any of its rights under, or accelerate the vesting under, any provision of any of E&E’s compensation or benefits plans or any provision of any contract evidencing any award of E&E Restricted Stock, or otherwise modify any of the terms of any outstanding award of E&E Restricted Stock, warrant or other security or any related contract;
•	amend or permit the adoption of any amendment to its certificate of incorporation or bylaws or other charter or organizational documents, or effect or become a party to any liquidation, dissolution, merger, consolidation, share exchange, business combination, plan or scheme of arrangement, amalgamation, restructuring, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction;
•	form any subsidiary or acquire any equity interest or other interest in any other entity;
•	make any capital expenditure or incur any obligation or liability in respect thereof other than expressly provided for in the budget of E&E and its subsidiaries made available to Parent or in an amount not exceeding $150,000, individually, or $500,000 in the aggregate;
•	(i) enter into or become bound by, or permit any of the assets owned or used by it to become bound by, any material contract; or (ii) renew, extend, amend or terminate, or waive or exercise any material right or remedy under, any material contract, other than in the ordinary course of business and consistent with past practices;
•	enter into or become bound by any contract imposing any material restriction on the right or ability of E&E or any of its subsidiaries (i) to engage in any line of business or compete with, or provide services to, any other person or entity or in any geographic area, (ii) to acquire any material product or other material asset or any service from any other person or entity, sell any product or other material asset to or perform any service for any other person or entity, or transact business or deal in any other manner with any other person or entity or (iii) to develop, sell, supply, license, distribute, offer, support or service any material product or any material intellectual property rights or other material asset to or for any other person or entity;
•	enter into or become bound by any contract that (i) grants material and exclusive rights to license, market, sell or deliver any product of E&E or any of its subsidiaries, (ii) contains any “most favored nation” or similar provision in favor of the other party or (iii) contains a right of first refusal, first offer or first negotiation or any similar right with respect to any asset owned by E&E or any of its subsidiaries that is material to E&E and its subsidiaries, taken as a whole;
•	(i) other than in the ordinary course of business consistent with past practice, acquire, lease or license any right or other asset from any other person or entity (other than licenses for commercially available software or software-as-a-service and licenses ancillary to commercial agreements) or (ii) other than with respect to immaterial rights or assets in the ordinary course of business consistent with past practice, sell or otherwise dispose of, or lease or license, any right or other asset to any other person or entity (other than non-exclusive licenses or licenses or grants of intellectual property rights ancillary to commercial agreements);
•	make any pledge of any of its material assets or permit any of its material assets to become subject to any encumbrance (other than certain permitted encumbrances, including liens for taxes, encumbrances imposed by law and other encumbrances that are not, individually or in the aggregate, material to the business of E&E and its subsidiaries or that will be released on or prior to the closing of the Merger), except in connection with the incurrence of any indebtedness otherwise permitted by the Merger Agreement;
•	(i) lend or advance money to any person or entity, other than routine advances to employees and independent contractors for travel and other normal business expenses incurred in the ordinary course of business consistent with past practices; or (ii) incur, assume, guarantee, prepay, redeem or modify in any material respect any indebtedness (directly, contingently, or otherwise), except that E&E or any of its subsidiaries may lend money to one another, or incur any indebtedness to, or guarantee any indebtedness of, one another, in each case in the ordinary course of business and consistent with past practices;
•	except as required by applicable law or required by the terms of any employee plan, program, agreement, policy or arrangement maintained or contributed to or required to be contributed to by E&E or any of its subsidiaries or their respective affiliates (each, an “E&E Employee Plan”) set forth in the confidential disclosure schedule, (i) enter into any collective bargaining agreement, works council agreement or other contract with any employee representative body, (ii) establish, adopt, enter into, materially amend or terminate any E&E Employee Plan or any plan, practice, agreement, arrangement or policy that would be an E&E Employee Plan if it was in existence on the date of the Merger Agreement or (iii) pay, or make any new commitment to pay, any bonus, cash incentive payment or profit-sharing or similar payment to, or increase or make any commitment to increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of their current or former employees, independent contractors, consultants, officers, directors or managers (or similar body) (each, an “E&E Associate”) (except that E&E may, subject to certain limitations set forth in the confidential disclosure schedule (A) provide routine, reasonable salary increases to non-officer employees in the ordinary course of business and in accordance with past practices in connection with E&E’s customary employee review process and (B) make customary bonus payments consistent with past practices in accordance with existing bonus plans referred to in the confidential disclosure schedules);

•	(i) hire or terminate (other than for cause) any employee located in the United States with an annualized base salary in excess of $150,000 or any employee located outside the United States at the level of director or above or with an annual base salary in excess of $100,000 (“Key Employees”); (ii) promote any employee to an executive office, except in order to fill a vacant position in existence as of the date of the Merger Agreement; or (iii) other than in the ordinary course of business consistent with past practice and upon reasonable advance notice to Parent, engage any new consultant or independent contractor for a period exceeding 30 days;
•	(i) change in any material respect any of its methods of accounting or accounting practices or (ii) write down any of its material assets in excess of $250,000 in the aggregate, except for depreciation and amortization in accordance with GAAP or International Financial Reporting Standards, as applicable in the ordinary course of business and consistent with past practices;
•	(i) make any material tax election (or allow any material tax election previously made to expire) unless otherwise required by applicable law; (ii) amend any material tax return; (iii) settle or compromise any claim, audit or legal proceeding relating to material taxes, or enter into any closing agreement relating to material taxes; or (iv) request any tax ruling;
•	enter into any contract covering any E&E Associate or make any payment to any such person or entity that, considered individually or collectively with any other such contracts or payments, will or would reasonably be expected to be characterized as an “excess parachute payment” within the meaning of Section 280G(b)(2) of the Code or give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 162(m) of the Code (or any comparable provision under U.S. state or local or non-U.S. tax laws);
•	other than with respect to (i) stockholder claims or litigation against or otherwise involving E&E or any of its directors and/or any of its directors or officers relating to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement and (ii) appraisal litigation, commence or settle any legal proceeding for a payment in excess of $250,000, except with respect to routine matters in the ordinary course of business and consistent with past practices;
•	other than in the ordinary course of business, transfer or repatriate to the U.S. cash, cash equivalents or liquid short-term or long-term investments held outside the U.S. if any material U.S. withholding or income taxes would be incurred in connection with such repatriation;
•	become party to or approve or adopt any stockholder rights plan or “poison pill” agreement or similar takeover protection;
•	cancel or terminate or allow to lapse without a commercially reasonable substitute policy therefor, or amend in any material respect or enter into, any material insurance policy, other than the renewal of existing insurance policies or entering into comparable substitute policies therefor; or
•	authorize, approve, agree, commit or offer to take any of the foregoing actions.

Go-Shop Period

Under the Merger Agreement, during the period beginning on the date of the Merger Agreement and continuing until 11:59 p.m. (New York time) on September 27, 2019 (the “No-Shop Period Start Date”), E&E and its directors, officers, attorneys, investment bankers and other representatives had the right to:

•	initiate, solicit, facilitate and encourage the making of any proposal or offer from any person or entity that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal (as defined below), including by way of providing access to non-public information to such person or entity and their respective representatives, so long as such person or entity has executed a confidentiality agreement with terms that, taken as a whole, are not materially less restrictive to such person or entity than those restrictions on Parent contained in the confidentiality agreement between E&E and Parent, dated as of June 14, 2019 (the “Confidentiality Agreement”) (an “Acceptable Confidentiality Agreement”), provided that E&E will, promptly (and in any event within 24 hours) after furnishing such information to such person or entity, furnish to Parent any such information relating to E&E and its subsidiaries that was not previously provided or made available to Parent;
•	initiate, engage in, continue or otherwise participate in any discussions or negotiations with any person or entity regarding any Acquisition Proposal; and
•	otherwise cooperate with, assist or participate in or facilitate any such inquiries, proposals, discussions or negotiations with, or any effort or attempt to make any Acquisition Proposal by, any person or entity.

Under the Merger Agreement, on the No-Shop Period Start Date, E&E notified Parent in writing that no Excluded Person existed as of the No-Shop Period Start Date.

For purposes of the Merger Agreement, an “Acquisition Proposal” is defined as any offer or proposal (other than one made or submitted by Parent or any of its subsidiaries) contemplating or otherwise relating to any Acquisition Transaction.

For purposes of the Merger Agreement, an “Acquisition Transaction” is defined as any transaction or series of transactions (other than the Contemplated Transactions) involving:

•	a merger, consolidation, amalgamation, plan or scheme of arrangement, share exchange, business combination, joint venture, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction (a) in which a person or entity or group of persons or entities directly or indirectly acquires beneficial or record ownership of securities representing 20% or more of the outstanding securities of any class (or instruments convertible into or exercisable or exchangeable for 20% or more of any such class) of equity securities of E&E; or (b) in which E&E issues securities representing 20% or more of the outstanding securities of any class of the equity securities of E&E (or instruments convertible into or exercisable or exchangeable for 20% or more of any such class); or
•	any sale, exchange, transfer or other disposition of any business or assets that constitute or account for 20% or more of the consolidated net revenues, consolidated net income or consolidated assets of E&E and its subsidiaries.

No Solicitation or Discussions by E&E

Under the Merger Agreement, subject to the exceptions described below, E&E has agreed that from the No-Shop Period Start Date until the Effective Time or, if earlier, the valid termination of the Merger Agreement, it will not (and will not resolve or publicly propose to), directly or indirectly, and will ensure that each of its controlled subsidiaries (excluding GAC) does not (and does not resolve or publicly propose to), and will use its reasonable best efforts to cause each of its other subsidiaries not to (and not to resolve or publicly propose to), and will use its reasonable best efforts to cause its and their respective representatives not to, directly or indirectly (other than with respect to Parent and Merger Sub and their respective representatives acting on Parent’s behalf):

•	solicit, initiate, knowingly encourage, assist, knowingly induce or knowingly facilitate the making, submission or announcement of any Acquisition Proposal;
•	furnish or otherwise provide access to any information regarding E&E or any of its subsidiaries to any person or entity in connection with or in response to an Acquisition Proposal;

•	other than informing any person or entity of the existence of the provisions of the Merger Agreement prohibiting solicitation of, and discussions and negotiations with respect to, alternative transactions, engage in discussions or negotiations with any person or entity with respect to any Acquisition Proposal; provided, however, that E&E and its representatives are permitted to ascertain facts with regard to or clarify terms of an Acquisition Proposal solely to the extent necessary to permit the Board of Directors to have sufficient information to make the determination as to whether an Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Offer (as defined below);
•	approve, endorse or recommend any Acquisition Proposal; or
•	enter into any letter of intent, memorandum of understanding, agreement in principle or similar document or any contract constituting or relating directly or indirectly to, or that would reasonably be expected to result directly or indirectly in, an Acquisition Transaction.

Under the Merger Agreement, from and after the No-Shop Period Start Date, E&E has also agreed that it will, and will ensure that each of its controlled subsidiaries (excluding GAC) will, and will use its reasonable best efforts to cause each of its other subsidiaries to, and will use its reasonable best efforts to cause its and their respective representatives to, immediately cease and cause to be terminated any existing solicitation or encouragement of, or discussions or negotiations with any person or entity, other than an Excluded Person and its representatives (but only for so long as such person or entity is an Excluded Person) relating to any Acquisition Proposal.

Under the Merger Agreement, E&E has further agreed that it will not, and that it will ensure that none of its controlled subsidiaries (excluding GAC) will, and that it will use reasonable best efforts to cause each of its other subsidiaries not to, release or permit the release of any person or entity from, or amend, waive or permit the amendment or waiver of any provision of, any confidentiality, non-solicitation, no-hire, “standstill” or similar agreement or provision to which E&E or any of its subsidiaries is or becomes a party or under which E&E or any of its subsidiaries has or acquires any rights, and to use its reasonable best efforts to enforce or cause to be enforced each such agreement or provision; provided, however, that such restrictions will not apply with respect to any confidentiality, non-solicit, no-hire or similar provisions in E&E or its subsidiaries’ commercial contracts with clients and subcontractors entered into in the ordinary course of business to the extent such contracts are not related to, or reasonably expected to relate to, any Acquisition Proposal.

For purposes of the Merger Agreement, a “Superior Offer” is defined as a bona fide, written offer by a third party to purchase, in exchange for consideration consisting exclusively of cash or securities listed on a US national stock exchange or a combination thereof, substantially all of the outstanding shares of E&E Common Stock that (a) was not obtained or made as a result of a material breach of any of the provisions of the Merger Agreement (i) prohibiting solicitation of, and discussions and negotiations with respect to, alternative transactions or (ii) relating to the Special Meeting or changes in the Board Recommendation (as defined below); (b) is not subject to a financing contingency; and (c) constitutes an offer that the Board of Directors determines in good faith, after having taken into account the advice of an independent financial advisor and E&E’s outside legal counsel and taking into account the likelihood and timing of completion of the transaction contemplated by such offer, to be more favorable from a financial point of view to E&E’s stockholders than the Merger, including the Special Dividend.

Fiduciary Exception

Under the Merger Agreement, at any time on or after the No-Shop Period Start Date and prior to the adoption of the Merger Agreement by the Required Stockholder Vote, E&E may furnish nonpublic information regarding E&E and its subsidiaries to, and may enter into discussions or negotiations with, any person or entity in response to an unsolicited, bona fide, written Acquisition Proposal submitted after the date of the Merger Agreement (and not withdrawn) if:

•	none of E&E, any of its subsidiaries or any of their respective representatives have materially breached the provisions of the Merger Agreement prohibiting solicitation of, and discussions and negotiations with respect to, alternative transactions;
•	the Board of Directors determines in good faith, after having taken into account the advice of an independent financial advisor and E&E’s outside legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Offer (as defined below);

•	the Board of Directors determines in good faith, after having taken into account the advice of E&E’s outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary obligations to E&E’s stockholders under applicable New York law;
•	prior to furnishing any such non-public information to such person or entity, E&E receives from such person or entity an executed Acceptable Confidentiality Agreement; and
•	promptly after (and in any event within 24 hours of) furnishing any non-public information to such person or entity, furnishes such non-public information to Parent (to the extent such non-public information has not been previously furnished by E&E to Parent).

Under the Merger Agreement, if E&E, its subsidiaries or any of their representatives (acting on behalf of E&E or its subsidiaries) receives an Acquisition Proposal or any request for non-public information regarding E&E or its subsidiaries that would reasonably be expected to relate directly or indirectly to an Acquisition Transaction at any time during the period from the No-Shop Period Start Date through the Effective Time, E&E has agreed to promptly (and in no event later than 24 hours after receipt thereof) (a) advise Parent both orally and in writing of such Acquisition Proposal or request (including the identity of the person or entity making or submitting such Acquisition Proposal or request and the material terms and conditions thereof) and (b) provide Parent with copies of any written indication of interest or similar documents received by E&E or such subsidiary or any of their representatives setting forth the material terms and conditions of such Acquisition Proposal or any material modification or proposed material modification thereto. Under the Merger Agreement, E&E also has agreed to keep Parent promptly informed of any material development regarding, or material change in the status of, any such Acquisition Proposal or request. Under the Merger Agreement, E&E has further agreed that it may not furnish any non-public information regarding E&E or its subsidiaries, and may not enter into discussions or negotiations with any person or entity (other than Parent and its representatives) regarding any Acquisition Proposal, after the adoption of the Merger Agreement by the Required Stockholder Vote.

Stockholders’ Meeting; No Change in Board Recommendation

Under the Merger Agreement, E&E has agreed to (a) as promptly as reasonably practicable after the commencement of the mailing of this Proxy Statement to E&E’s stockholders, take all actions necessary under all applicable laws to call, give notice of and hold the Special Meeting, to be held as promptly as reasonably practicable thereafter, and in no event later than 45 business days after the date of such mailing (subject to any permitted postponement or adjournment described below), to vote on a proposal to adopt the Merger Agreement and (b) submit such proposal to, and use its reasonable best efforts to solicit proxies in favor of such proposal from, its stockholders at the Special Meeting. The Merger Agreement provides that E&E may not submit any other proposal (other than proposals customarily submitted to stockholders in connection with transactions of the type of the Merger) to its stockholders in connection with the Special Meeting without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed). Under the Merger Agreement, E&E has also agreed not to change the Record Date without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), unless the Board of Directors determines in good faith, after having taken into account the advice of E&E’s outside legal counsel, that it is required to do so by applicable New York law. The Merger Agreement also provides that E&E will ensure that all proxies solicited in connection with the Special Meeting are solicited in compliance with all applicable laws.

Under the Merger Agreement, E&E has agreed not to postpone or adjourn the Special Meeting without the consent of Parent (not to be unreasonably withheld, conditioned or delayed), other than (a) to the extent necessary to ensure that any supplement or amendment to this Proxy Statement that is required by applicable laws is disclosed to E&E’s stockholders within a reasonable amount of time in advance of the Special Meeting or (b) if, as of the time at which the Special Meeting is scheduled, there are insufficient shares of E&E Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Special Meeting, to the extent necessary to obtain such a quorum.

Under the Merger Agreement, E&E may postpone or adjourn the Special Meeting in consultation with Parent in order to permit the solicitation of additional proxies in favor of the adoption of the Merger Agreement, in which case, E&E has agreed to use its reasonable best efforts during any such postponement or adjournment to solicit and obtain such proxies in favor of the adoption of the Merger Agreement as soon as reasonably practicable.

Board Recommendation Change

The Board of Directors has unanimously (a) determined and believes that the Merger is advisable and fair to, and in the best interests of, E&E and its stockholders; (b) approved the execution, delivery and performance of the Merger Agreement by E&E and the consummation by E&E of the transactions contemplated by the Merger Agreement; and (c) recommended the adoption of the Merger Agreement by the holders of E&E Common Stock at the Special Meeting.

The determination by E&E’s board of directors that the Merger is advisable and fair to, and in the best interests of, E&E and its stockholders and the recommendation of E&E’s board of directors that the holders of E&E Common Stock adopt the Merger Agreement are collectively referred to as the “Board Recommendation.”

The Merger Agreement provides that, subject to the exceptions noted below, the Board of Directors (including any committee thereof) may not:

•	withdraw or modify in a manner adverse to Parent or Merger Sub, or permit the withdrawal or modification in a manner adverse to Parent or Merger Sub of, the Board Recommendation;
•	recommend the approval, acceptance or adoption of, or approve, endorse, accept or adopt, any Acquisition Proposal;
•	approve E&E’s entry into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, joint venture agreement or other similar agreement in principle constituting or that would reasonably be expected to result directly or indirectly in, an Acquisition Transaction, other than an Acceptable Confidentiality Agreement; or
•	resolve or publicly propose to, or direct or permit E&E, any of its subsidiaries or any of their representatives to agree or publicly propose to, take any of the actions contemplated in any of the preceding bullets.

Fiduciary Exception

The Merger Agreement provides that, prior to the adoption of the Merger Agreement by the Required Stockholder Vote, the Board of Directors may withdraw or modify the Board Recommendation and, in the case of the first bullet point below, cause E&E to terminate the Merger Agreement and, concurrently with such termination, cause E&E to enter into a binding, written, definitive agreement providing for the consummation of a transaction contemplated by a Superior Offer (an “Alternative Acquisition Agreement”) in accordance with the terms of the Merger Agreement:

•	if: (a) a bona fide, written Acquisition Proposal is made to E&E after the date of the Merger Agreement and is not withdrawn; (b) such Acquisition Proposal did not result directly or indirectly from a material breach of any of the provisions of the Merger Agreement (i) prohibiting solicitation of, and discussions and negotiations with respect to, alternative transactions or (ii) relating to the Special Meeting or changes in the Board Recommendation; (c) E&E provides Parent with at least 24 hours’ written notice prior to any meeting of the Board of Directors at which the Board of Directors will consider and determine whether such Acquisition Proposal is a Superior Offer, such written notice specifying the date and time of such meeting and the material terms and conditions of the Acquisition Proposal (including total price) that is the basis of the potential action by the Board of Directors; (d) the Board of Directors determines in good faith, after taking into account the advice of an independent financial advisor and E&E’s outside legal counsel, that such Acquisition Proposal constitutes a Superior Offer; (e) the Board of Directors determines in good faith, after having taken into account the advice of E&E’s outside legal counsel, that, in light of such Superior Offer, the failure to withdraw or modify the Board Recommendation or the failure to terminate the Merger Agreement in order to accept such Superior Offer would reasonably be expected to be inconsistent with its fiduciary obligations to E&E’s stockholders under applicable New York law; (f) no less than three business days prior to withdrawing or modifying the Board Recommendation or terminating the Merger Agreement in order to accept such Superior Offer, the Board of Directors delivers to Parent a written notice (i) stating that E&E has received a Superior Offer that did not result directly or indirectly from a material breach of any of the provisions of the Merger Agreement (A) prohibiting solicitation of, and discussions and negotiations with respect to, alternative transactions or (B) relating to the Special Meeting or changes in the Board Recommendation, (ii) stating that it intends to withdraw or modify the Board Recommendation (and describing any intended modification of the Board Recommendation) or terminate the Merger Agreement in order to accept such Superior Offer, (iii) specifying the material terms and conditions of such Superior Offer, including the identity of the person or entity making such offer, form(s) of consideration, closing conditions and total price and (iv) attaching copies of the most current and complete draft of any contract relating to such Superior Offer; (g) for three business days after receipt by Parent of such notice, E&E has made its representatives reasonably available to engage (to the extent requested by Parent) in good faith negotiations with Parent to amend the Merger Agreement in such a manner that the failure to withdraw or modify the Board Recommendation or the failure to terminate the Merger in order to accept such Superior Offer would not reasonably be expected to be inconsistent with the fiduciary obligations of the Board of Directors to E&E’s stockholders under applicable New York law; and (h) at the time of withdrawal or modification of the Board Recommendation or the termination of the Merger Agreement in order to accept such Superior Offer, the Board of Directors determines in good faith, after considering any adjustments to the Merger Agreement proposed by Parent in writing prior to 11:59 p.m. (New York time) on the third business day of the three business day period specified in clause “(g)” above resulting from any negotiations conducting in accordance with such clause “(g)” and after having taken into account the advice of E&E’s outside legal counsel, that the failure to withdraw or modify the Board Recommendation, or the failure to terminate the Merger Agreement in order to accept such Superior Offer, would reasonably be expected to be inconsistent with the fiduciary obligations of the Board of Directors to E&E’s stockholders under applicable New York law in light of such Superior Offer; or

•	if: (a) there has occurred or arisen after the date of the Merger Agreement a Change in Circumstances (as defined below); (b) E&E provides Parent at least 24 hours’ written notice prior to any meeting of the Board of Directors at which the Board of Directors will consider and determine whether such Change in Circumstances requires the Board of Directors to withdraw or modify the Board Recommendation, such written notice specifying the date and time of such meeting and a reasonably detailed description of such Change in Circumstances; (c) the Board of Directors determines in good faith, after having taken into account the advice of E&E’s outside legal counsel, that, in light of such Change in Circumstances, the failure to withdraw or modify the Board Recommendation would reasonably be expected to be inconsistent with the Board of Directors’ fiduciary obligations to E&E’s stockholders under applicable New York law; (d) no less than three business days prior to withdrawing or modifying the Board Recommendation, the Board of directors delivers to Parent a written notice describing in reasonable detail the Change in Circumstances and stating that it intends to withdraw or modify the Board Recommendation in light of such Change in Circumstances and describing any intended modification of the Board Recommendation and (iii) containing a reasonably detailed description of such Change in Circumstances; (e) for three business days after receipt by Parent of such notice, E&E has made its representatives reasonable available to engage (to the extent requested by Parent) in good faith negotiations with Parent to amend the Merger Agreement in such a manner that the failure to withdraw or modify the Board Recommendation would not reasonably be expected to be inconsistent with the fiduciary obligations of the Board of Directors to E&E’s stockholders under applicable New York law in light of such Change in Circumstances; and (f) at the time of withdrawing or modifying the Board Recommendation, the Board of Directors determines in good faith, after considering any adjustments to the Merger Agreement proposed by Parent in writing prior to 11:59 p.m. (New York time) on third business day of the three business day period specified in clause “(e)” above resulting from any negotiations conducted in accordance with such clause “(e)” and after having taken into account the advice of E&E’s outside legal counsel, that the failure to withdraw or modify the Board Recommendation would reasonably be expected to be inconsistent with the fiduciary obligations of E&E’s board of directors to E&E’s stockholders under applicable New York law in light of such Change in Circumstances.

For purposes of the Merger Agreement, a “Change in Circumstances” is defined as an event, development, fact or change in circumstances that relates to and is material to E&E and its subsidiaries (taken as a whole) (but does not relate to any Acquisition Proposal) that was not known, and was not reasonably foreseeable, by the Board of Directors on the date of the Merger Agreement (or if known, the consequences of which were not known, and were not reasonably foreseeable, by the Board of Directors on the date of the Merger Agreement), which event, development, fact or change in circumstance, or any material consequence thereof, becomes known to E&E or any of its subsidiaries prior to the adoption of the Merger Agreement by the Required Stockholder Vote and did not result from or arise out of the announcement or pendency of the Merger Agreement.

Employee Matters

Under the Merger Agreement, Parent has agreed:

•	following the Effective Time, to honor, or cause the Surviving Corporation or its affiliates to honor, in accordance with their terms, all existing employment and severance agreements between E&E and its subsidiaries and any of their officers, directors or employees;
•	following the Effective Time and until the first anniversary of the closing date of the Merger (or until the earlier termination of employment of a Continuing Employee (as defined below)), to provide, or to cause the Surviving Corporation or its affiliates to provide, each Continuing Employee who continues employment during such time period with a base salary or base wages, an annual target bonus opportunity (where the actual cash bonus payment, if any, remains subject to and contingent on the achievement of applicable performance metrics and the other terms and conditions applicable to such opportunity), severance benefits and other employee benefits (in each case, other than change in control, transaction-based and retention compensation, equity or equity-based compensation, defined benefit pension benefits, and post-retirement medical benefits) that are substantially comparable, in the aggregate, to those provided or applicable to such Continuing Employee immediately prior to the closing of the Merger to the extent set forth in the confidential disclosure schedules;
•	to use commercially reasonable efforts to cause to be waived any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any welfare benefit plan maintained by Parent, the Surviving Corporation or any of their respective affiliates in which Continuing Employees (and their eligible dependents) will be eligible to participate from and after the Effective Time, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the applicable E&E Employee Plan immediately prior to the Effective Time;
•	to use commercially reasonable efforts to cause to be recognized the dollar amount of all co-payments, deductibles and similar expenses incurred by each Continuing Employee (and his or her eligible dependents) during the calendar year in which the Effective Time occurs for purposes of satisfying such year’s deductible and co-payment limitations under the relevant welfare benefit plans in which they will be eligible to participate from and after the Effective Time, in each case subject to the requirements of applicable third-party insurance agreements; and
•	with respect to any Continuing Employee whose principal place of employment is outside of the United States, its obligations under the Merger Agreement will be modified to the extent necessary to comply with applicable law of the foreign countries and political subdivisions thereof in which such Continuing Employee primarily performs his or duties.

Under the Merger Agreement, with respect to all plans maintained by Parent, the Surviving Corporation or their respective affiliates in which the Continuing Employees are eligible to participate after the closing date of the Merger (including any vacation, paid time-off and severance plans, but excluding any plan frozen to new participants or any defined benefit pension plan or any plan providing for post-retirement medical benefits), for purposes of determining eligibility to participate, level of benefits, and vesting, each Continuing Employee’s service with E&E or any of its subsidiaries (as well as service with any predecessor employer of E&E or any such subsidiary, to the extent service with the predecessor employer is recognized by E&E or such subsidiary) will be treated as service with Parent, the Surviving Corporation or any of their respective subsidiaries, in each case, to the extent such service would have been recognized by E&E or its subsidiaries under analogous E&E Employee Plans prior to the Effective Time; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits for the same period of service or retroactive application.

Under the Merger Agreement, E&E has agreed:

•	unless otherwise requested by Parent at least two business days prior to the closing date of the Merger, to terminate any and all E&E Employee Plans intended to qualify under Section 401(a) of the Code (a “E&E 401(a) Plan”), effective not later than the business day immediately preceding the Effective Time;

•	if E&E is required to terminate any E&E 401(a) Plan, to provide Parent with the evidence that such E&E 401(a) Plan(s) have been terminated pursuant to resolution of the Board of Directors (the form and substance of which will be subject to review and approval by Parent) not later than two business days immediately prior to the Effective Time;
•	to take such other actions in furtherance of terminating such E&E 401(a) Plans as Parent may reasonably request;
•	if the distributions of assets from the trust of any E&E 401(a) Plan that is terminated pursuant to the above bullets are reasonably anticipated to cause or result in liquidation charges, surrender charges or other fees to be imposed upon the account of any participant or beneficiary of such E&E 401(a) Plan or upon E&E or any participating employer, to then take such actions as are necessary to estimate the amount of such charges or other fees and provide its estimate of that amount in writing to Parent prior to the closing date of the Merger;
•	prior to the closing of the Merger, to comply, and to ensure that each of the E&E’s controlled subsidiaries (excluding GAC) comply, and to use reasonable best efforts to cause each of its other subsidiaries to comply, with any law or other legal requirement (whether statutory or pursuant to any written agreement with, or the constitution of, any works council or other employee body) to consult with any Continuing Employees, a relevant trade union, works council or any other employee representatives in connection with the Merger or any of the other transactions contemplated by the Merger Agreement.

Under the Merger Agreement, prior to the Effective Time, the Board of Directors (or if appropriate, any committee thereof administering the E&E Stock Award Plan) will adopt such resolutions and take such other actions (including obtaining consents or providing any required or advisable notices) necessary or desirable (i) to effectuate the provisions of the Merger Agreement regarding the automatic vesting and termination of shares of E&E Restricted Stock, the lapse of all restriction applicable thereto and the conversion of such shares into the right to receive the Per Share Merger Consideration less any applicable withholding for taxes, (ii) to ensure that, from and after the Effective Time, holders of E&E Restricted Stock have no rights with respect thereto other than those specifically provided in the provisions described in the preceding clause “(i)” and (iii) to terminate the E&E Stock Award Plan effective as of the Effective Time.

Under the Merger Agreement, prior to the closing of the Merger, E&E and Parent have agreed to use commercially reasonable efforts to provide any relevant, required information to, and undertake any required consultation with, representatives of Continuing Employees in a timely manner.

For purposes of the Merger Agreement, a “Continuing Employee” means each employee of E&E or its subsidiaries who is employed in the United States immediately prior to the Effective Time and continues employment with Parent, the Surviving Corporation or any subsidiary or affiliate of the Surviving Corporation after the Effective Time.

Indemnification and Insurance

Under the Merger Agreement, from the Effective Time until the sixth anniversary of the Effective Time, Parent has agreed:

•	to cause the Surviving Corporation to exculpate, indemnify and hold harmless, to the fullest extent permitted under applicable law (and to also cause the Surviving Corporation to advance expenses as incurred to the fullest extent permitted under applicable law), each present and former director, manager and officer of E&E or any of its subsidiaries (collectively, the “Indemnified Persons”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Persons’ service as a director or officer of E&E or any of its subsidiaries or services performed by such persons or entities at the request of E&E or any of its subsidiaries at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including with respect to (i) the Merger and the other transactions contemplated by the Merger Agreement and (ii) actions to enforce the obligations set forth in this bullet; and
•	to cause the Surviving Corporation to maintain in full force and effect all rights to indemnification, advancement of expenses and exculpation by E&E existing in favor of the Indemnified Persons for their acts and omissions as directors and officers occurring prior to the Effective Time, as provided in E&E’s or the applicable subsidiary of E&E’s certificate of incorporation or bylaws (as in effect as of the date of the Merger Agreement) and as provided in those indemnification agreements between E&E or the applicable subsidiary and such Indemnified Persons (as in effect as of the date of the Merger Agreement).

The Merger Agreement provides that, from the Effective Time until the sixth anniversary of the Effective Time, the Surviving Corporation will maintain in effect, for the benefit of the Indemnified Persons with respect to their acts and omissions as directors and officers occurring prior to the Effective Time, the existing policy of directors’ and officers’ liability insurance maintained by E&E as of the date of the Merger Agreement (the “Existing D&O Policy”); provided, however, that: (a) the Surviving Corporation may substitute for the Existing D&O Policy a policy or policies of no less favorable coverage; and (b) the Surviving Corporation will not be required to pay annual premiums for the Existing D&O Policy (or for any substitute policies) in excess of 300% of the annual premium paid prior to the date of the Merger Agreement by E&E for the Existing D&O Policy (the “Maximum Premium”). The Merger Agreement provides that if any future annual premiums for the Existing D&O Policy (or any substitute policies) exceed the Maximum Premium in the aggregate, the Surviving Corporation will be entitled to reduce the amount of coverage of the Existing D&O Policy (or any substitute policies) to the greatest amount of coverage that can be obtained for a premium equal to the Maximum Premium. Parent and the Surviving Corporation or, prior to the Effective Time, E&E, have the right, in lieu of the foregoing requirements of this paragraph, to purchase a pre-paid, non-cancellable “tail” policy on the Existing D&O Policy for a claims reporting or discovery period of six years from the Effective Time and otherwise on terms and conditions that are no less favorable than the terms and conditions of the Existing D&O Policy. The Merger Agreement provides that, if such “tail” policy is purchased, the Surviving Corporation will, and Parent will cause the Surviving Corporation to, maintain such “tail” policy in full force and effect in lieu of all other obligations of the Surviving Corporation under the first sentence of this paragraph.

Efforts to Complete the Merger

Under the Merger Agreement, E&E and Parent have agreed to cooperate fully with each other and use (and to cause their respective subsidiaries to use) (provided that, with respect to E&E’s subsidiaries that are not controlled by the E&E (excluding GAC), E&E has agreed to use reasonable best efforts to cause each such subsidiary to use) their respective reasonable best efforts to execute and deliver such further documents, certificates, agreements and instruments and to take or cause to be taken such other actions, and do or cause to be done all things, necessary, proper or advisable on its part under the Merger Agreement and applicable laws to consummate and make effective the Merger and the other transactions contemplated by the Merger Agreement and to carry out the intent and purposes of the Merger Agreement as soon as practicable (and in any event prior to the Outside Date (as defined below)), including filing, as soon as practicable after the date of the Merger Agreement, all notices, reports and other documents required to be filed by such party with any governmental body with respect to the Merger and the other transactions contemplated by the Merger Agreement, and to respond promptly to any request for additional information by any such governmental body.

The Merger Agreement provides that, without limiting the generality of the foregoing, and subject to the limitations described below, E&E and Parent will:

•	respond as promptly as practicable to any inquiries or requests received from the Federal Trade Commission, the Department of Justice, any state attorney general, foreign antitrust authority or other governmental body in connection with antitrust or related matters;
•	subject to the limitations described below, use reasonable best efforts, including by committing to cause the existing “Special Security Agreement” to which Parent or its subsidiaries is party to apply to E&E and its subsidiaries or to enter into a new “Special Security Agreement” if required by the Defense Counterintelligence and Security Agency (“DCSA”) in the form of a commitment letter reflecting acceptance by DCSA, to obtain the agreement by DCSA in the form of a commitment letter reflecting acceptance by DCSA of a plan to mitigate foreign ownership, control and influence over E&E resulting from the Merger (the “DCSA Commitment Letter”);
•	as promptly as practicable after the date of the Merger Agreement, prepare and provide to DCSA a draft commitment letter in respect of the DCSA Commitment Letter;
•	use reasonable best efforts to respond as promptly as practicable, and no later than the deadline specified by DCSA for such a response, to any information request from DCSA in connection with the DCSA assessment, review or investigation of the Merger;

•	subject to the limitations described below, use reasonable best efforts to satisfy the CFIUS Condition (as defined below);
•	as promptly as practicable after the date of this Agreement, prepare and file with CFIUS a draft Joint Voluntary Notice pursuant to 31 C.F.R. § 800.401(f), and, upon receipt of CFIUS’s comments on the draft Joint Voluntary Notice, promptly prepare and submit a formal Joint Voluntary Notice to CFIUS pursuant to 31 C.F.R. § 800.401(a); and
•	use reasonable best efforts to respond as promptly as practicable, and no later than the deadline specified by CFIUS for such a response, to any information request from CFIUS in connection with the CFIUS, review or investigation of the Merger.

Under the Merger Agreement, E&E and Parent have agreed that if CFIUS suggests or requests, or if Parent determines it to be reasonably appropriate in connection with satisfying the CFIUS Condition, that the parties withdraw and resubmit the above-described Joint Voluntary Notice submitted to CFIUS, E&E and Parent will cooperate in withdrawing and resubmitting such Joint Voluntary Notice. Each of the parties has agreed to promptly supply the other party with any information that may be required to effectuate any filings or applications pursuant to the foregoing (subject to the confidentiality provisions of the Confidentiality Agreement).

The Merger Agreement provides that Parent: (a) will have the principal responsibility for devising and implementing the strategy of the parties with respect to seeking any actions or consents of any governmental body with respect to the Merger and coordinating any contacts with any governmental body; and (b) will take the lead in all meetings and communications with any governmental body in connection with obtaining any such action or consent. Except as prohibited by applicable laws or any governmental body, and subject to the confidentiality provisions of the Confidentiality Agreement, each of Parent and E&E have agreed to: (i) consult with the other party in good faith prior to taking a position with respect to any CFIUS or DCSA filing or submission required by the Merger Agreement, (ii) permit the other party to review and discuss reasonably in advance, and consider in good faith the views of the other in connection with, any appearances to be made before, or any materials to be submitted to, any governmental body by or on behalf of any party to the Merger Agreement in connection with any CFIUS or DCSA related filing or submission required by the Merger Agreement or any antitrust-related legal proceeding related to the Merger Agreement or the Contemplated Transactions, (iii) coordinate with the other party in preparing and exchanging any information required to effectuate any CFIUS or DCSA filings or submissions required by the Merger Agreement and (iv) promptly provide the other party (and its counsel) with copies of all materials (and a summary of any oral presentation) made or submitted by such party with or to any governmental body in connection with any CFIUS or DCSA filing or submission required by the Merger Agreement.

The Merger Agreement provides that, without limiting the generality of the foregoing, but subject to the limitations described below, each of Parent and E&E will:

•	consult with such party’s employees to the extent required under applicable law in connection with the Merger or any of the other transactions contemplated by the Merger Agreement;
•	use its reasonable best efforts to obtain each consent (if any) required to be obtained (pursuant to any applicable law or contract, or otherwise) by such party in connection with the Merger or any of the other transactions contemplated by the Merger Agreement; provided, that, E&E will not be required to make any payments or concessions in connection with the fulfillment of its obligations under this or the preceding bullet; and
•	consult with each other with respect to all of the matters contemplated by the above bullets and keep each other reasonably apprised of the status of the matters relating to the completion of the transactions contemplated by the Merger Agreement.

The Merger Agreement provides that, notwithstanding the foregoing, or anything to the contrary contained in the Merger Agreement, neither E&E, E&E’s subsidiaries, Parent, Merger Sub nor any of Parent’s other affiliates will be required to agree to, or to accept or suffer to have imposed upon it, with respect to E&E, E&E’s subsidiaries, Parent, Merger Sub or Parent’s other affiliates, any condition, requirement or mitigation that would require any of them to (and none of E&E or any of its subsidiaries will, except with the prior written consent of Parent, agree to):

•	sell, hold, separate, divest, or discontinue, before or after the Effective Time, any assets, businesses or interests of E&E, E&E’s subsidiaries, Parent, Merger Sub or Parent’s other affiliates;

•	accept any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses, or interests that would reasonably be expected to materially and adversely impact the economic and business benefits to Parent of the transactions contemplated by the Merger Agreement;
•	commence or contest, or cause any of its subsidiaries or affiliates to commence or contest, any litigation in which a governmental body is a party relating to the Merger or any of the other transactions contemplated by the Merger Agreement;
•	make any material modification or waiver of the terms and conditions of the Merger Agreement; or
•	directly or indirectly (i) change, or commit to change, its place of domicile or organization or (ii) materially restructure or commit to restructure any of the transactions contemplated by the Merger Agreement.

Any action identified in the immediately preceding first, second or fourth bullet above is referred to herein as a “Burdensome Condition”; provided, however, that a Burdensome Condition will be deemed not to include any condition customarily requested by DCSA as part of a “Special Security Agreement.”

Delisting

Under the Merger Agreement, E&E has agreed to, prior to the Effective Time, cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws to enable the de-listing by the Surviving Corporation of E&E Common Stock from the NASDAQ and the deregistration of E&E Common Stock under the Exchange Act as promptly as practicable after the Effective Time.

Restructuring

Under the Merger Agreement, E&E has agreed to use its reasonable best efforts to eliminate the applicability of certain restrictive covenants contained in the stockholders agreement of GAC, dated as of September 23, 1999, that purport to restrict the provision of services in certain lines of business and geographic areas (the “Restructuring”). The Merger Agreement provides that (i) E&E and Parent will cooperate in good faith with each other to seek to develop and reach mutual agreement on terms of the Restructuring and (ii) E&E will keep Parent reasonably involved in the process and communications to implement the Restructuring and provide written notice to Parent regarding the proposed final terms five business days in advance of reaching any final agreement relating to the Restructuring so as to give Parent a reasonable time to consider the effects thereof and E&E will consider in good faith any comments of Parent regarding such proposed terms; provided, however, that unless Parent has irrevocably waived the Restructuring Condition (as defined below) prior to 11:59 p.m. (New York time) on the fifth business day of the notice period described in this paragraph, E&E will be entitled to effect the Restructuring on the terms set forth in the written notice provided to Parent.

Other Covenants

The Merger Agreement contains certain other covenants, including, among other things, covenants relating to insurance matters, notification of certain matters, the preparation of this Proxy Statement, cooperation between Parent and E&E with respect to public announcements and cooperation between Parent and E&E regarding certain litigation relating to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement.

Conditions to Completion of the Merger

Under the Merger Agreement, the obligations of Parent and Merger Sub to complete the Merger and otherwise complete the Contemplated Transactions are subject to the satisfaction, as of the closing of the Merger, of each of the following conditions:

•	certain representations and warranties of E&E relating to the authorized capital stock of E&E, outstanding shares of E&E Restricted Stock, grants of E&E Restricted Stock and other rights outstanding in respect of the equity securities of E&E and its subsidiaries were accurate in all respects (other than, for any de minimis inaccuracies) as of the date of the Merger Agreement and as of the closing date of the Merger as if made on and as of the closing date of the Merger (other than any such representation and warranty made as of a specific earlier date, which must have been so accurate as of such earlier date);

•	each of the representations and warranties of E&E relating to the absence of a Material Adverse Effect since April 27, 2019 was accurate in all respects as of the date of the Merger Agreement and as of the closing date of the Merger as if made on and as of the closing date of the Merger (other than any such representation and warranty made as of a specific earlier date, which must have been so accurate as of such earlier date);
•	each of the representations and warranties of E&E relating to (i) the incorporation, valid existence and good standing (or equivalent status) of E&E under the laws of the State of New York and E&E’s corporate power and authority to conduct its business and own and use its assets, (ii) the issuance and granting of all outstanding shares of E&E common stock and other securities of E&E and its subsidiaries in compliance in all material respects with applicable laws and all requirements set forth in applicable contracts, (iii) the due authorization, valid issuance and beneficial ownership by E&E of, and the absence of preemptive rights and certain encumbrances with respect to, the outstanding equity interests of E&E’s subsidiaries, (iv) the authorization and validity of the Merger Agreement, (v) the Required Stockholder Vote, (vi) the opinion of E&E’s financial advisor and (vii) advisors’ fees was accurate (without giving effect to any “Material Adverse Effect” or other materiality qualifications therein) in all material respects as of the date of the Merger Agreement and as of the closing date of the Merger as if made on and as of the closing date of the Merger (other than any such representation and warranty made as of a specific earlier date, which must have been so accurate of such earlier date);
•	certain representations and warranties of E&E relating to compliance with laws, including export controls, corrupt practices and sanctions, were accurate (without giving effect to any materiality qualifications therein) as of the closing date of the Merger as if made on and as of the closing date of the Merger, except in the case of this bullet where the failure of such representations and warranties to be so accurate, individually or in the aggregate, was not, and would not reasonably be expected to be, material to the business of E&E and its subsidiaries, taken as a whole, or material to the business of Parent and its subsidiaries, taken as a whole;
•	each of the other representations and warranties made by E&E was accurate (without giving effect to any “Material Adverse Effect” or other materiality qualifications therein) as of the closing date of the Merger as if made on and as of the closing date of the Merger (other than any such representation and warranty made as of a specific earlier date, which must have been so accurate as of such earlier date), except in the case of this bullet where the failure of such representations and warranties to be so accurate, individually or in the aggregate, had not had, and would not reasonably be expected to have, a Material Adverse Effect;
•	the covenants and obligations in the Merger Agreement that E&E is required to comply with or to perform at or prior to the completion of the Merger have been complied with and performed in all material respects;
•	the Merger Agreement has been duly adopted by the Required Stockholder Vote;
•	Parent’s receipt of a certificate executed by E&E’s Executive Chairman or Acting Chief Financial Officer confirming that the closing conditions relating to E&E’s representations and warranties and compliance with covenants (including specifically performance of E&E’s covenant relating to insurance matters) have been duly satisfied;
•	the CFIUS Condition has been satisfied without the imposition of any Burdensome Condition;
•	no temporary restraining order, preliminary or permanent injunction or other order preventing the completion of the Merger has been issued by any court of competent jurisdiction or other Specified Governmental Body (as defined below) and remains in effect, and there is no law in effect enacted by a Specified Governmental Body that makes completion of the Merger illegal;
•	there is no pending legal proceeding in which a Specified Government Body is a party challenging or seeking to restrain or prohibit the consummation of the Merger or any other transactions contemplated by the Merger Agreement; and
•	the Restructuring has been completed in accordance with the terms described above.

The Merger Agreement provides that neither Parent nor Merger Sub may rely on the failure of any condition set forth in the preceding bullets to be satisfied if such failure was caused by such party’s material breach of any provision of the Merger Agreement or such party’s failure to comply with its obligations under the Merger Agreement was the proximate cause of the failure of such condition to be satisfied.

For purposes of the Merger Agreement, a “Specified Governmental Body” is defined as any governmental body that has actual jurisdiction over (a) E&E, Parent or Merger Sub , (b) any business of E&E or its subsidiaries that is material to E&E and its subsidiaries, taken as a whole or (c) any business of Parent or any of its subsidiaries that is material to Parent and its subsidiaries, taken as a whole.

Under the Merger Agreement, the obligation of E&E to complete the Merger and otherwise complete the Contemplated Transactions is subject to the satisfaction, as of the closing of the Merger, of the following conditions:

•	each of the representations and warranties made by Parent and Merger Sub was accurate in all respects as of the date of the Merger Agreement and as of the closing date of the Merger as if made on and as of the closing date of the Merger (other than any such representation and warranty made as of a specific earlier date, which must have been so accurate as of such earlier date), except where the failure of such representations and warranties to be so accurate, individually or in the aggregate, would not reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger of any of the other transactions contemplated by the Merger Agreement;
•	the covenants and obligations in the Merger Agreement that Parent and Merger Sub are required to comply with or to perform at or prior to the completion of the Merger have been complied with and performed in all material respects;
•	the Merger Agreement has been duly adopted by the Required Stockholder Vote;
•	E&E’s receipt of a certificate executed by the Chief Executive Officer or Chief Financial Officer of Parent confirming that the closing conditions relating to Parent and Merger Sub’s representations and warranties and compliance with covenants have been duly satisfied;
•	the CFIUS Condition has been satisfied without the imposition of any Burdensome Condition;
•	no temporary restraining order, preliminary or permanent injunction or other order preventing the completion of the Merger has been issued by any court of competent jurisdiction or other Specified Governmental Body and remains in effect, and there is no law in effect enacted by a Specified Governmental Body that makes completion of the Merger illegal; and
•	there is no pending legal proceeding in which a Specified Government Body is a party challenging or seeking to restrain or prohibit the consummation of the Merger or any other transactions contemplated by the Merger Agreement.

The Merger Agreement provides that E&E may not rely on the failure of any condition set forth in the preceding bullets to be satisfied if such failure was caused by E&E’s material breach of any provision of the Merger Agreement or E&E’s failure to comply with its obligations under the Merger Agreement was the proximate cause of the failure of such condition to be satisfied.

Termination of the Merger Agreement

The Merger Agreement may be terminated prior to the Effective Time (whether before or after the adoption of the Merger Agreement by the Required Stockholder Vote) in accordance with its terms as follows:

•	by the mutual written consent of Parent and E&E;
•	by either Parent or E&E if the Merger has not been completed by 5:00 p.m. (New York time) on February 28, 2020 (or, if so extended by either party if on February 28, 2020 a Specified Circumstance (as defined below) exists and all conditions to the obligations of the parties to complete the Merger have been satisfied other than the satisfaction of the CFIUS Condition without the imposition of any Burdensome Condition, May 28, 2020) (the “Outside Date”); provided, however, that a party may not terminate the Merger Agreement on such basis if the failure to complete the Merger by the Outside Date was proximately caused by the action of such party or failure on the part of such party to act and such action or failure constituted a material breach of the Merger Agreement;
•	by either Parent or E&E if a Specified Governmental Body has issued a final and nonappealable order having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or a law has been enacted by a Specified Governmental Body that makes consummation of the Merger illegal;

•	by either Parent or E&E if: (a) the Special Meeting (including any adjournments and postponements thereof) has been held and completed and E&E’s stockholders have taken a final vote on a proposal to adopt the Merger Agreement; and (b) the Merger Agreement has not been adopted at the Special Meeting (and has not been adopted at any adjournment or postponement thereof) by the Required Stockholder Vote; provided, however, that a party may not terminate the Merger Agreement on such basis if the failure to have the Merger Agreement adopted by the Required Stockholder Vote was proximately caused by the action of such party or failure on the part of such party to act and such action or failure constitutes a material breach of the Merger Agreement;
•	by either Parent or E&E following a Final CFIUS Turndown (as defined below); provided, however, that a party may not terminate the Merger Agreement on such basis if such Final CFIUS Turndown was proximately caused by the action of such party or failure on the part of such party to act and such action or failure constituted a material breach of the Merger Agreement;
•	by Parent (at any time prior to the adoption of the Merger Agreement by the Required Stockholder Vote) if a Triggering Event (as defined below) has occurred;
•	by Parent if (a) any of E&E’s representations or warranties contained in the Merger Agreement are not true and correct, which failure to be true and correct would give rise to the failure of any of the closing conditions relating to the accuracy of E&E’s representations and warranties to be satisfied; (b) any of E&E’s covenants or obligations contained in the Merger Agreement are breached such that the closing condition relating to the performance by E&E of its covenants would not be satisfied; or (c) a Material Adverse Effect occurs (other than, in the case of this clause “(c)”, to the extent such Material Adverse Effect (i) occurs as a result of an Effect that had or would reasonably be expected to have prevented, materially delayed or materially impaired the ability of E&E to timely consummate the Merger or any of the other transactions contemplated by the Merger Agreement and (ii) results from or arises out of any legal proceeding in any manner challenging or seeking to prevent, enjoin, materially alter or materially delay the Merger of any of the other transactions contemplated by the Merger Agreement) and remains uncured for a period of 60 days commencing on the date that Parent gives E&E written notice of the occurrence of such Material Adverse Effect; provided, however, that if an inaccuracy in any of E&E’s representations or warranties or a breach of a covenant or obligation by E&E is curable by E&E prior to the Outside Date and E&E is continuing to exercise its reasonable best efforts to cure such inaccuracy or breach, then Parent may not terminate the Merger Agreement on account of such inaccuracy or breach unless such inaccuracy or breach remains uncured for a period of 30 days commencing on the date that Parent gives E&E written notice of such inaccuracy or breach;
•	by E&E if: (a) any of Parent’s representations or warranties contained in the Merger Agreement are not true and correct, which failure to be true and correct would give rise to the failure of the closing condition relating to the accuracy of Parent’s representations and warranties to be satisfied; or (b) if any of Parent’s covenants or obligations contained in the Merger Agreement are breached such that the closing condition relating to the performance by Parent of its covenants would not be satisfied; provided, however, that if an inaccuracy in any of Parent’s representations or warranties as of a date subsequent to the date of the Merger Agreement or a breach of a covenant or obligation by Parent is curable by Parent by the Outside Date and Parent is continuing to exercise its reasonable best efforts to cure such inaccuracy or breach, then E&E may not terminate the Merger Agreement on account of such inaccuracy or breach unless such inaccuracy or breach remains uncured for a period of 30 days commencing on the date that E&E gives Parent written notice of such inaccuracy or breach; or
•	by E&E (at any time prior to the adoption of the Merger Agreement by the Required Stockholder Vote) in order to accept a Superior Offer (subject to compliance with the provisions of the Merger Agreement (i) prohibiting solicitation of, and discussions and negotiations with respect to, alternative transactions or (ii) relating to the Special Meeting or changes in the Board Recommendation) and concurrently enter into an Alternative Acquisition Agreement; provided, that, prior to or concurrently with such termination, E&E has paid to Parent or its designee the required termination fee.

For purposes of the Merger Agreement, a “Specified Circumstance” is deemed to exist if the condition to the obligations of each of the parties to complete the Merger relating to the satisfaction of the CFIUS Condition without the imposition of any Burdensome Condition is not satisfied and has not been waived.

For purposes of the Merger Agreement, a “Final CFIUS Turndown” is deemed to have occurred if: (a) a decision to suspend or prohibit the Merger is publicly announced by the President of the United States pursuant to the DPA; or (b) at any time after CFIUS notifies Parent or E&E that it intends to send a report to the President of the United States recommending that the President act to suspend or prohibit the Merger pursuant to the DPA, Parent makes a determination in good faith that the CFIUS Condition is unlikely to be satisfied without the imposition of any Burdensome Condition and provides E&E with written notice of such determination.

For purposes of the Merger Agreement, a “Triggering Event” will be deemed to have occurred if: (a) E&E’s board of directors or any committee thereof: (i) withdraws the Board Recommendation; (ii) modifies the Board Recommendation in a manner adverse to Parent; or (iii) takes, authorizes or publicly proposes certain specified actions referred to in the provisions of the Merger Agreement relating to changes in the Board Recommendation; (b) E&E fails to include the Board Recommendation in this Proxy Statement; (c) a tender or exchange offer relating to 20% or more of the shares of E&E Common Stock has been commenced and E&E does not send to its securityholders, within ten business days after the commencement of such tender or exchange offer (or, if earlier, prior to the Special Meeting), a statement disclosing that E&E recommends rejection of such tender or exchange offer and reaffirming the Board Recommendation; or (d) an Acquisition Proposal has been publicly announced, and E&E fails to issue a press release that reaffirms the Board Recommendation within ten business days (or, if earlier, prior to the Special Meeting) after such Acquisition Proposal is publicly announced.

Effect of Termination

The Merger Agreement provides that, in the event the Merger Agreement is terminated in accordance with its terms, written notice will be given by the terminating party to the other party, specifying the provisions of the Merger Agreement pursuant to which such termination is made, and the Merger Agreement will be of no further force and effect except for certain specified sections of the Merger Agreement, including the provisions relating to termination fees, and the Confidentiality Agreement will survive such termination and remain in full force and effect. The Merger Agreement further provides that such termination will not relieve any party to the Merger Agreement from any liability for fraud or any knowing and intentional breach of the Merger Agreement (except as provided below). For purposes of the Merger Agreement, “knowing and intentional breach” means a breach of the Merger Agreement or failure to perform a covenant or obligation that is a consequence of an act undertaken by the breaching party with the knowledge that the taking of such act or failure to act would, or would reasonably be expected to, cause a material breach of the Merger Agreement.

Transaction Expenses and Termination Fees

Transaction Expenses

The Merger Agreement provides that, except with respect to termination fees and the expense payment described below, all fees and expenses incurred in connection with the Merger Agreement or any of the transactions contemplated thereby will be paid by the party incurring such fees and expenses, whether or not the Merger is completed; provided, however, that Parent and E&E will equally share all filing fees and similar expenses incurred in connection with the filing by the parties to the Merger Agreement of any notice or other document under any applicable foreign antitrust or competition-related law or regulation or the filing of any notice or other document with CFIUS, DCSA or any other governmental body described above or pursuant to any other law.

Termination Fees

The Merger Agreement provides that E&E will be required to pay to Parent the Termination Fee (as defined below), less any applicable withholding for taxes, in cash if the Merger Agreement is terminated: (a) by Parent or E&E (i) because E&E failed to obtain the Required Stockholder Vote and (ii)(A) at or prior to such termination, an Acquisition Proposal has been publicly disclosed, announced, commenced, submitted or made and such Acquisition Proposal has not been publicly withdrawn prior to the Special Meeting and (B) within 12 months after the date of such termination, E&E has consummated an Acquisition Transaction with an person or entity (other than Parent, Merger Sub or any of their respective affiliates) or has executed a definitive agreement with any person or entity (other than Parent and Merger Sub) and thereafter such Acquisition Transaction is subsequently consummated (whether or not such consummation occurs before or after such 12-month period); (b) by Parent if a Triggering Event has occurred; or (c) by E&E (at any time prior to the adoption of the Merger Agreement by the Required Stockholder Vote) in order to accept a Superior Offer and (subject to compliance with the provisions of the Merger Agreement

(i) prohibiting solicitation of, and discussions and negotiations with respect to, alternative transactions or (ii) relating to the Special Meeting or changes in the Board Recommendation) concurrently enter into an Alternative Acquisition Agreement.

The Merger Agreement provides that E&E will be required to pay to Parent the Expense Payment (as defined below), less any applicable withholding for taxes, if the Merger Agreement is terminated by Parent (i) because of inaccuracies in E&E’s representations or warranties in the Merger Agreement or breaches by E&E of its covenants or other agreements in the Merger Agreement, in each case, in certain circumstances described above, and E&E has failed to cure such inaccuracies or breaches within a certain period as described above, or (ii) because a Material Adverse Effect has occurred and remains uncured for a certain period.

The Merger Agreement provides that, except in the case of fraud, if the Merger Agreement is validly terminated as described above in the circumstances under which the Termination Fee or Expense Payment is payable to Parent, Parent’s right to receive payment of the Termination Fee or Expense Payment from E&E in such circumstances (plus, if the Termination Fee or Expense Payment is not timely paid, the interest, fees and expenses payable in accordance with the terms of the Merger Agreement) will be the sole and exclusive remedy of Parent and Merger Sub against E&E and its subsidiaries and any of their respective former, current or future officers, directors, partners, stockholders, option holders, managers, members or affiliates (“EEI Related Parties”) for the loss suffered as a result of the failure of the Merger to be consummated or any loss suffered as a result of any breach of any covenant or agreement in the Merger Agreement, and upon payment of such amount, none of E&E, its subsidiaries, or any of the EEI Related Parties will have any further liability or obligation relating to or arising out of the Merger Agreement.

For purposes of the Merger Agreement, “Termination Fee” means a non-refundable fee in the amount of $4,000,000 in cash; provided, however, that the “Termination Fee” would have been $3,000,000 in cash solely in the event that the Merger Agreement had been terminated by E&E prior to the No-Shop Period Start Date in accordance with the terms of the Merger Agreement to accept a Superior Offer and concurrently enter into an Alternative Acquisition Agreement.

For purposes of the Merger Agreement, “Expense Payment” means a cash payment to Parent in an amount equal to the lesser of (i) $1,750,000 or (ii) the aggregate amount of all reasonable and documented out-of-pocket fees, costs and other expenses (including legal fees, financial advisory fees, consultant fees, filing fees and travel expenses) that Parent has directly or indirectly paid or otherwise borne, or that are payable directly or indirectly by Parent, in connection with or in anticipation of the transactions contemplated by the Merger Agreement (including all fees and expenses relating directly or indirectly to the preparation and negotiation of the Merger Agreement, the Confidentiality Agreement and the other documents referred to in the Merger Agreement, and all fees and expenses relating to Parent’s due diligence investigation of the E&E and its subsidiaries).

Enforcement; Remedies

Except as otherwise provided above, under the terms of the Merger Agreement, any and all remedies expressly conferred upon a party to the Merger Agreement will be deemed cumulative with and not exclusive of any other remedy so conferred, or conferred by law or equity, and the exercise by a party to the Merger Agreement of any one remedy will not preclude the exercise of any other remedy.

Under the Merger Agreement, each of the parties has acknowledged and agreed that irreparable damage would occur in the event any of the provisions of the Merger Agreement required to be performed by any of the parties to the Merger Agreement is not performed in accordance with its specific terms or is otherwise breached, and that monetary damages, even if available, would not be an adequate remedy. Accordingly, the Merger Agreement provides that, in the event of any breach or threatened breach by any party to the Merger Agreement of any covenant or obligation contained in the Merger Agreement, any non-breaching party will be entitled to obtain, without proof of actual damages and in addition to any other remedy to which such non-breaching party is entitled at law or in equity: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach.

Amendment

The Merger Agreement provides that, subject to certain exceptions, the Merger Agreement may be amended, modified or supplemented by a written agreement signed by the parties thereto at any time; provided, however, that after adoption of the Merger Agreement by E&E’s stockholders, no amendment which by law or in accordance with the rules and regulations of the NASDAQ requires further approval of the stockholders of E&E may be made without such further approval.

Waiver

The Merger Agreement provides that, subject to certain exceptions, at any time prior to the Effective Time, the parties to the Merger Agreement may: (a) extend the time for the performance of any of the obligations or other acts of the other parties; (b) waive any inaccuracies in the representations and warranties of the other parties contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement; or (c) subject to the terms of the Merger Agreement and to the extent permitted by applicable law, waive compliance with any of the agreements or covenants of the other parties or any condition that exists in favor of the waiving party contained in the Merger Agreement.

The Merger Agreement further provides that no failure or delay on the part of any party to exercise any power, right, privilege or remedy under the Merger Agreement will operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy will preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

In addition, the Merger Agreement provides that no party will be deemed to have waived any claim arising out of the Merger Agreement, or any power, right, privilege or remedy under the Merger Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver will not be applicable or have any effect except in the specific instance in which it is given.

Third-Party Beneficiaries

The Merger Agreement provides that it is not intended, and will not be deemed, to confer any rights or remedies upon any person or entity other than the parties to the Merger Agreement and their respective successors and permitted assigns or to otherwise create any third-party beneficiary thereto, except the Indemnified Persons are third-party beneficiaries of the specified section of the Merger Agreement relating to their right to indemnification.

Governing Law

The Merger Agreement provides that it, and any action, suit or other legal proceeding arising out of or relating to the Merger Agreement, the negotiation, execution or performance of the Merger Agreement, any of the transactions contemplated by the Merger Agreement or the legal relationship of the parties to the Merger Agreement, is governed by, and is to be construed and interpreted in accordance with, the laws of the State of New York, regardless of the choice of laws principles of the State of New York, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.

PROPOSAL 2—ADVISORY VOTE ON COMPENSATION

The Advisory Vote on Compensation Proposal

Section 14A of the Exchange Act requires that E&E provide its stockholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the Merger-related compensation arrangements for E&E’s named executive officers, as disclosed in the section of this Proxy Statement titled “The Merger—Interests of Our Directors and Executive Officers in the Merger—Golden Parachute Compensation” (page 43).

Our Board of Directors encourages you to review carefully information related to compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the Merger disclosed in this Proxy Statement, and to cast a vote either to approve or disapprove the Compensation Proposal, through the following resolution:

“RESOLVED, that the stockholders of E&E approve, on an advisory (non-binding) basis, the compensation to be paid by E&E to its named executive officers, that is based on, or otherwise relates to, the Merger in the table set forth in the section of this Proxy Statement titled “The Merger—Interests of Our Directors and Executive Officers in the Merger—Golden Parachute Compensation” (page 43), and in the related notes and narrative disclosure.”

The advisory vote to approve the Compensation Proposal is a vote separate and apart from the vote to approve the Merger Agreement Proposal. Accordingly, you may vote to approve the Compensation Proposal and vote not to approve the Merger Agreement Proposal or vice versa. Approval of the Compensation Proposal is not a condition to completion of the Merger, and the vote with respect to the Compensation Proposal is advisory only. Because the vote on the Compensation Proposal is advisory only, it will not be binding on either E&E or Parent. The underlying compensation plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Merger is completed, E&E will pay the applicable compensation in connection with the Merger to its named executive officers in accordance with the terms and conditions applicable to those payments.

Vote Required and Recommendation of the Board of Directors

The advisory vote to approve the Compensation Proposal requires the affirmative vote of a majority in voting power of E&E Common Stock represented in person or by proxy at the Special Meeting, voting as a single class.

Abstentions and Broker non-votes, if any, will be counted as present for the purpose of determining the presence of a quorum and will have the same effect as a vote against the Compensation Proposal. If a stockholder returns a properly executed proxy card without voting instructions on such proxy card, the shares of E&E Common Stock represented by such proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting and all of such shares of E&E Common Stock will be voted “FOR” approval of the Compensation Proposal.

Our Board of Directors unanimously recommends that you vote
“FOR” the Compensation Proposal.

PROPOSAL 3—AUTHORITY TO ADJOURN THE SPECIAL MEETING

The Adjournment Proposal

If at the Special Meeting, the number of shares of E&E Common Stock represented and voting in favor of Merger Agreement Proposal is insufficient to approve the Merger Agreement Proposal, we may move to adjourn the Special Meeting to permit the solicitation of additional proxies in respect of such proposal. In that event, we will ask our stockholders to vote only upon the Adjournment Proposal, and not the Merger Agreement Proposal or the Compensation Proposal.

In the Adjournment Proposal, we are asking you to vote to adjourn the Special Meeting, if necessary or appropriate, to another time and place to permit the solicitation of additional proxies. If the stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Merger Agreement Proposal, we could adjourn the Special Meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Merger Agreement Proposal.

Failure for this proposal to pass will not affect the ability of the holder of any proxy solicited by us to adjourn the Special Meeting in the event insufficient shares of E&E Common Stock are represented to establish a quorum, or for any other lawful purpose.

Vote Required and Recommendation of the Board of Directors

The approval of the Adjournment Proposal requires the affirmative vote of a majority in voting power of E&E Common Stock represented in person or by proxy at the Special Meeting, voting as a single class.

Abstentions and Broker non-votes, if any, will be counted as present for the purpose of determining the presence of a quorum and will have the same effect as a vote against the Adjournment Proposal. If a stockholder returns a properly executed proxy card without voting instructions on such proxy card, the shares of E&E Common Stock represented by such proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting and all of such shares of E&E Common Stock will be voted “FOR” approval of the Adjournment Proposal.

Our Board of Directors unanimously recommends that the E&E stockholders vote
“FOR” the Adjournment Proposal.

MARKET PRICE AND DIVIDEND INFORMATION

Market Information

The Class A Common Stock trades on the NASDAQ under the symbol “EEI”. The Class B Common Stock is not listed on the NASDAQ or any other public exchange. As of October 4, 2019, there were 4,330,001 shares of E&E Common Stock outstanding, including 3,138,323 shares of Class A Common Stock. The following table shows the high and low sales price of the Class A Common Stock and cash dividends declared on the E&E Common Stock for our first quarter of the 2020 fiscal year (through October 4, 2019) and each of our preceding fiscal quarters in 2019 and 2018.

Fiscal Year	High	Low	Dividend
2020
First Quarter (through October 4, 2019)	$15.58	$9.35	$—
2019
First Quarter	$13.95	$12.45	$—
Second Quarter	$13.50	$9.27	$—
Third Quarter	$12.15	$9.59	$0.20
Fourth Quarter	$11.95	$9.97	$0.20
2018
First Quarter	$12.50	$11.31	$—
Second Quarter	$11.85	$10.25	$0.20
Third Quarter	$12.95	$10.75	$—
Fourth Quarter	$14.45	$12.12	$0.20

The closing price per share of the Class A Common Stock on the NASDAQ on October 4, 2019, the latest practicable date before the printing of this proxy statement, was $15.17 per share. The closing price per share of the Class A Common Stock on the NASDAQ on August 27, 2019, the last trading day before the Merger was approved by our Board of Directors, was $10.14. You are urged to obtain current market quotations and dividend information for E&E Common Stock when considering whether to approve the Merger Agreement Proposal.

Holders

At the close of business on October 4, 2019, the Record Date, 3,138,323 shares of Class A Common Stock, held by approximately 243 holders of record, and 1,191,678 shares of Class B Common Stock, held by approximately 40 holders of record, were issued and outstanding. The actual number of stockholders is greater than this number of record holders and includes stockholders who are beneficial owners but whose shares are held in street name by banks, brokers and other nominees or trustees.

Dividends

E&E has regularly declared and paid semi-annual dividends, the most recent of which was declared by our Board on July 24, 2019 in the amount of $0.20 per share of E&E Common Stock and paid by E&E on August 12, 2019. Under the terms of the Merger Agreement, E&E is prohibited from declaring or paying any dividends, except for the Special Dividend.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of October 4, 2019 regarding the number of shares of Class A Common Stock and Class B Common Stock and the percentage of the outstanding shares of Class A Common Stock and Class B Common Stock beneficially owned by (i) each person, or group of affiliated persons, known by us to beneficially own more than 5% of the outstanding shares of E&E Common Stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) and all of our current executive officers and directors as a group. Information with respect to beneficial ownership is based on information furnished by our directors and executive officers and filings made with the SEC. Each person listed below has sole voting and investment power with respect to the shares beneficially owned, unless otherwise stated.

Security Ownership of Certain Beneficial Owners

	Class A Common Stock		Class B Common Stock
Name and Address(1)	Nature and Amount of Beneficial Ownership(2)(3)	Percent of Class as Adjusted(3)	Nature and Amount of Beneficial Ownership(2)(3)	Percent of Class
Frank B. Silvestro	297,052	8.7%	292,052	24.5%
Ronald L. Frank*	234.978	7.0%	196,291	16.5%
Gerald A. Strobel(4)	219,604	6.5%	219,604	18.4%
Gerhard J. Neumaier Testamentary Trust U/A Fourth	97,039	3.0%	97,039	8.1%
Kirsten Shelly	115,558	3.6%	115,558	9.7%
Edward W. Wedbush(5)	188,039	6.0%	—	—
Mill Road Capital II, L.P.(6)(7)	467,765	14.9%	—	—
North Star Investment Management Corporation(8)	285,855	9.1%	—	—
Harbert Discovery Fund, LP(9)	278,009	8.9%	—	—
Minerva Advisors LLC(10)	196,853	6.3%	—	—
*	See Footnotes in the Security Ownership of Management table below.
(1)	The address for Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel is c/o Ecology and Environment Inc., 368 Pleasant View Drive, Lancaster, New York 14086, unless otherwise indicated. The address for the Gerhard J. Neumaier Testamentary Trust U/A Fourth is 248 Mill Road, East Aurora, New York 14052. The address for Kirsten Shelly is 12 Running Brook Drive, Lancaster, New York 14086. The address for Edward W. Wedbush is P.O. Box 30014, Los Angeles, CA 90030-0014. The address for Mill Road Capital II, L.P. is 382 Greenwich Avenue, Suite One, Greenwich, CT 06830. The address for North Star Investment Management Corporation is 20 N. Wacker Drive, Suite 1416, Chicago, Illinois 60606. The address for Harbert Discovery Fund, LP is 2100 Third Avenue North, Suite 600, Birmingham, AL 35203. The address for Minerva Advisors LLC is 50 Monument Road, Suite 201, Bala Cynwyd, PA 19004.
(2)	Each named individual or corporation is deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder. Further, as reported in a Schedule 13D filed on September 9, 2019, WSP Global Inc. may be deemed to have beneficial ownership of 540,187 shares of Class A Common Stock and 828,435 shares of Class B Common Stock beneficially owned by the Supporting Stockholders that are parties to the Voting Agreements entered into as of August 28, 2019 as a result of certain provisions contained in the Voting Agreements (see section of this Proxy Statement titled “The Merger—Voting Agreements” (page 45)). Messrs. Silvestro, Frank, Strobel, Heinberg, Gross, El-Hillow and Jacobs, Mill Road Capital II, L.P. and Gerhard J. Neumaier Testamentary Trust U/A Fourth are each a Supporting Stockholder.
(3)	There are 3,138,323 shares of Class A Common Stock issued and outstanding and 1,191,678 shares of Class B Common Stock issued and outstanding as of October 4, 2019. For each named individual, the percentage in the “Class A Common Stock — Percent of Class as Adjusted” column is based upon the total shares of Class A Common Stock outstanding, plus shares of Class B Common Stock that may be converted at any time by that holder to Class A Common Stock on a per person basis. The shares of Class B Common Stock assumed to be converted to Class A Common Stock for any named individual are not included in the calculation of the percentage of Class A Common Stock beneficially owned by any other named individual.
(4)	Includes 704 shares of Class B Common Stock held in equal amounts by Mr. Strobel as custodian for two of his children, as to which he disclaims beneficial ownership. Does not include any shares of Class B Common Stock held by a trust created by one of his children for which Mr. Strobel serves as trustee.
(5)	Includes shares owned by subsidiaries and affiliates of Edward W. Wedbush based upon a Schedule 13G filed on February 15, 2013.
(6)	Includes shares owned by subsidiaries and affiliates of MRC based upon a Schedule 13D/A filed on August 30, 2019. The shares reported are directly held by MRC; see also Footnote (7) below. MRC GP is the sole general partner of MRC and has sole authority to vote (or direct the vote of), and to dispose (or direct the disposal) of, these shares on behalf of MRC. Both Messrs. Thomas E. Lynch and Scott Scharfman are management committee directors of MRC GP and have shared authority to vote (or direct the vote of), and to dispose (or direct the disposal of), these shares on behalf of MRC GP. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on August 6, 2019 disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein, if any.
(7)	Includes MRC’s acquisition of an indirect pecuniary interest in 4,693 shares of Class A Common Stock, including 1,376 shares of E&E Restricted Stock, granted by E&E to Mr. Justin Jacobs in accordance with Rule 16b-3(d) as compensation for serving as a member of the Board of Directors. The shares of E&E Restricted Stock will vest on April 22, 2020. Pursuant to a pre-existing contractual obligation, Mill

Road Capital Management LLC, an affiliate of MRC that does not have Section 13(d) beneficial ownership of any shares of E&E, has the right to receive the economic benefit of the reported shares and, accordingly, Mr. Jacobs has no direct pecuniary interest in such shares. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on August 6, 2019 may be deemed to have an indirect pecuniary interest in the reported shares. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on August 6, 2019 disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein, if any.

(8)	Includes shares owned by North Star Investment Management Corporation based upon a Schedule 13G filed on January 8, 2018.
(9)	Includes shares owned by Harbert Discovery Fund, LP based upon a Schedule 13D/A filed on December 18, 2018.
(10)	Includes 194,753 shares directly owned by Minerva Advisors LLC based on a Schedule 13-F filed on August 1, 2019. Also includes 2,100 shares directly owned by David P. Cohen, President of Minerva Advisors LLC, based on a Schedule 13G filed on April 4, 2019.

Security Ownership of Management

	Class A Common Stock			Class B Common Stock
Name(1)	Nature and Amount of Beneficial Ownership(2)(3)	Percent of Class as Adjusted(4)		Nature and Amount of Beneficial Ownership(2)(3)	Percent of Class
Frank B. Silvestro	297,052	8.7%		292,052	24.5%
Ronald L. Frank(5)	234,978	7.0%		196,291	16.5%
Marshall A. Heinberg	15,944		*	—	—
Michael C. Gross(6)	31,211		*	23,449	2.0%
Justin C. Jacobs(7)	—	—		—	—
Michael El-Hillow	5,472		*	—	—
Todd Musterait	100		*	—	—
Kurt Zmich	—	—		—	—
Gerard A. Gallagher III(8)	—	—		—	—
Directors and executive officers as a group (10 individuals)	584,757	16.0%		511,792	42.9%
*	Less than 1.0%
(1)	The address of each of the above shareholders, other than Gerard A. Gallagher III, is c/o Ecology and Environment Inc., 368 Pleasant View Drive, Lancaster, New York 14086. The address for Gerard A. Gallagher III is 3514 Community Drive, Jupiter, Florida 33458.
(2)	Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power of the shares beneficially owned by them.
(3)	Each named person and all directors and officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.
(4)	There are 3,138,323 shares of Class A Common Stock issued and outstanding and 1,191,678 shares of Class B Common Stock issued and outstanding as of October 4, 2019. For each named individual, the percentage in the “Class A Common Stock — Percent of Class as Adjusted” column is based upon the total shares of Class A Common Stock outstanding, plus shares of Class B Common Stock that may be converted at any time by that holder to Class A Common Stock on a per person basis. The shares of Class B Common Stock assumed to be converted to Class A Common Stock for any named individual are not included in the calculation of the percentage of Class A Common Stock beneficially owned by any other named individual.
(5)	Includes 8,640 shares of Class A Common Stock owned by Mr. Frank's individual retirement account and 6,265 shares of Class A Common Stock owned by Mr. Frank’s 401(k) plan account.
(6)	Mr. Gross is one of three co-trustees of an inter vivos trust established by his parents for their benefit that own these shares of Class B Common Stock and is a one-third contingent remainder beneficiary of the trust’s assets, which include an aggregate total of 17,848 of such shares, of which he disclaims beneficial interest in 11,899 of those shares.
(7)	Mr. Jacobs is a Management Committee Director of MRC GP, the sole general partner of MRC. MRC GP has shared power to vote and dispose of the 467,765 shares of Class A Common Stock beneficially owned by MRC, of which 1,000 shares are held of record by MRC. Mr. Jacobs may be deemed to be a beneficial owner of the shares of Class A Common Stock beneficially owned by MRC; however, Mr. Jacobs disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The shares of Class A Common Stock beneficially owned by MRC include the acquisition of an indirect pecuniary interest in 4,693 shares of Class A Common Stock, including 1,376 shares of E&E Restricted Stock, granted by E&E to Mr. Justin Jacobs in accordance with Rule 16b-3(d) as compensation for serving as a member of the Board of Directors. The shares of E&E Restricted Stock will vest on April 22, 2020. Pursuant to a pre-existing contractual obligation, Mill Road Capital Management LLC, an affiliate of MRC that does not have Section 13(d) beneficial ownership of any shares of E&E, has the right to receive the economic benefit of the reported shares and, accordingly, Mr. Jacobs has no direct pecuniary interest in such shares. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on August 6, 2019 may be deemed to have an indirect pecuniary interest in the reported shares. Each of the subsidiaries and affiliates of MRC listed in the Form 4 on August 6, 2019 disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein, if any.
(8)	Mr. Gallagher, who previously served as E&E’s principal executive officer and thus is a named executive officer for the most recently completed fiscal year, ceased to be employed by E&E as of December 17, 2018.

OTHER MATTERS

Other than the matters set forth in this Proxy Statement, no matter will be presented for action at the Special Meeting. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form of proxy confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment as to matters that they believe to be in the best interests of the E&E stockholders.

Adjournments

The Special Meeting may be adjourned without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority in voting power of E&E Common Stock represented in person or by proxy at the Special Meeting, voting as a single class. We are soliciting proxies to approve adjournment of the Special Meeting, if necessary or appropriate to provide additional time to solicit votes in favor of the Merger Agreement Proposal. Our Board of Directors recommends that you vote in favor of the Adjournment Proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to provide additional time to solicit votes in favor of the Merger Agreement Proposal. In addition, if a quorum is not present at the Special Meeting, the stockholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the Special Meeting, until a quorum shall be present or represented.

Stockholder Proposals

E&E intends to hold an Annual Meeting of Stockholders on April 22, 2020 (the “2020 Annual Meeting”) only if the Merger is not completed by then, and assuming the Merger is completed on the expected timetable, there will be no public participation in any future meetings of stockholders. Stockholder proposals that are intended to be considered for inclusion in the proxy materials for the 2020 Annual Meeting must have been received by us at our principal executive offices at 368 Pleasant View Drive, Lancaster, NY 14086 Attention: Corporate Secretary no later than March 11, 2020, unless the date of the 2020 Annual Meeting is more than 30 days before or after July 24, 2020, in which case stockholder proposals must be received a reasonable time before E&E begins to print and mail its proxy materials for the 2020 Annual Meeting, and must have satisfied the conditions established by the SEC, including, but not limited to, Rule 14a-8 under the Exchange Act, and by our re-stated bylaws.

In addition, our amended and restated bylaws contain an advance notice provision with respect to matters to be brought before an annual meeting, including director nominations, whether or not included in our Proxy Statement. If you would like to nominate a director or bring any other business before the stockholders at the 2020 Annual Meeting, you must comply with the procedures contained in our re-stated bylaws, including notifying us in writing not later than the close of business on the 120th day prior to April 22, 2020 and not earlier than the close of business on the 180th day prior to April 22, 2020, and such business must otherwise be a proper matter for action by our stockholders. The notice must have been received by us at our principal executive offices at 368 Pleasant View Drive, Lancaster, NY 14086, Attention: Corporate Secretary, in accordance with our re-stated bylaws. You are also advised to review our re-stated bylaws, which contain additional requirements for advance notice of stockholder proposals.

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC's website at http://www.sec.gov. You may also retrieve the Company's SEC filings at its website at http://www.ene.com under the heading “Investors” and then under the heading “SEC Filings” in the drop down menu. The information contained on our website, or any other Internet site described herein, is not a part of, and is not incorporated or deemed to be incorporated by reference into this proxy statement.

The Company is subject to the information requirements of the Exchange Act, however, the Company cannot incorporate by reference certain information into this proxy statement because it is not eligible to do so. The documents listed below have been previously filed with the SEC by the Company, contain important information about the Company and its financial condition, and are included with this proxy statement in the applicable annex set forth below:

Annual Report on Form 10-K for the fiscal year ended July 31, 2018	Annex E
Quarterly Report on Form 10-Q for the quarterly period ended April 27, 2019	Annex F

You may request a copy of the documents previously filed by the Company with the SEC or the documents attached as annexes to this proxy statement, excluding all exhibits unless specifically incorporated by reference into such documents, by writing to or calling us. Requests for documents should be directed to the Company at the following address and telephone number:

ECOLOGY AND ENVIRONMENT INC.
368 Pleasant View Drive
Lancaster, NY 14086
(716) 684-8060

If you would like to request documents from us, please do so as soon as possible, to receive them before the Special Meeting.

If you have any questions about this Proxy Statement, the Special Meeting or the proposed Merger after reading this Proxy Statement, or if you would like additional copies of this Proxy Statement, please contact us at:

ECOLOGY AND ENVIRONMENT INC.
368 Pleasant View Drive
Lancaster, NY 14086
(716) 684-8060

You may also contact our proxy solicitor:

D.F. King & Co, Inc.
48 Wall Street
New York, NY 10005
Call Toll-free: (800) 249-7148
Banks and Brokers Call: (212) 269-5550
EEI@dfking.com

You should rely only on the information contained in this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated October 8, 2019. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date. Neither the mailing of this Proxy Statement to stockholders nor the issuance of cash in the Merger creates any implication to the contrary.

Annex A

AGREEMENT AND PLAN OF MERGER

By and among:
WSP Global Inc.,
a Canadian corporation;

Everest Acquisition Corp.,
a New York corporation;

and

Ecology and Environment Inc.
a New York corporation

Dated as of August 28, 2019

A-i

(CONTINUED)

A-ii

(CONTINUED)

Exhibits

Exhibit A	-	Certain Definitions

Exhibit B	-	Persons Entering into Support Agreements

Exhibit C	-	Form of Amended and Restated Certificate of Incorporation of Surviving Corporation

A-iii

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”) is made and entered into as of August 28, 2019, by and among: WSP Global Inc., a Canadian corporation (“Parent”); Everest Acquisition Corp., a New York corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”); and Ecology and Environment Inc., a New York corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Exhibit A.

Recitals

A.   Parent, Merger Sub and the Company intend to effect a merger of Merger Sub into the Company (the “Merger”) in accordance with this Agreement and the NYBCL. Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will become an indirect wholly owned subsidiary of Parent.

B.   The respective boards of directors of Parent and Merger Sub have approved this Agreement and the Merger.

C.   The board of directors of the Company has unanimously (i) determined that the Merger is advisable and fair to, and in the best interests of, the Company and its stockholders, (ii) approved the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Contemplated Transactions (as defined below), including the Merger, and (iii) resolved, subject to the terms and conditions set forth herein, to recommend the adoption of this Agreement by the holders of Company Common Stock (as defined below) and directed that this Agreement be submitted for adoption by such holders at the Company Stockholders Meeting (as defined below).

D.   In order to induce Parent to enter into this Agreement and cause the Merger, concurrently with the execution and delivery of this Agreement, each stockholder of the Company listed on Exhibit B is executing a voting and support agreement in favor of Parent (each such agreement, a “Support Agreement”).

Agreement

The parties to this Agreement, intending to be legally bound, agree as follows:

Section 1. Merger Transaction

1.1 Merger of Merger Sub into the Company. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company, and the separate existence of Merger Sub shall cease. The Company will continue as the surviving corporation in the Merger (the “Surviving Corporation”).

1.2 Effects of the Merger. The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the NYBCL.

1.3 Closing; Effective Time. The consummation of the Contemplated Transactions (the “Closing”) shall take place at the offices of Hogan Lovells US LLP, 390 Madison Avenue, New York, NY 10017, USA (or, if mutually agreed by Parent and the Company, by means of a virtual closing through electronic exchange of signatures) at 8:00 a.m. (New York time) on a date to be jointly designated by Parent and the Company, which shall be no later than the third Business Day after the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Section 6 and Section 7 (other than those conditions which are to be satisfied by actions to be taken at the Closing, but subject to the satisfaction or waiver of each of such conditions), or at such other place, time or date as Parent and the Company may jointly designate. The date on which the Closing actually takes place is referred to as the “Closing Date.” Subject to the provisions of this Agreement, a certificate of merger satisfying the applicable requirements of the NYBCL shall be duly executed by the Company in connection with the Closing and, concurrently with or as soon as practicable following the Closing, filed with the Department of State of the State of New York (the “Department of State”). The Merger shall become effective upon the acceptance for filing of such certificate of merger by the Department of State or, subject to the NYBCL, at such later time as the Company, Parent and Merger Sub may agree and specify in such certificate of merger (the time at which the Merger becomes effective being referred to as the “Effective Time”).

1.4 Certificate of Incorporation and Bylaws; Directors and Officers. Unless otherwise determined by Parent prior to the Effective Time:

(a) subject to Section 5.4(b), the certificate of incorporation of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to Exhibit C;

(b) subject to Section 5.4(b), the bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time; and

(c) the directors and officers of the Surviving Corporation immediately after the Effective Time shall be the respective individuals who are the directors and officers of Merger Sub immediately prior to the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

1.5 Conversion of Shares.

(a) At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any stockholder of the Company:

(i) any shares of Company Common Stock held by the Company or any wholly owned subsidiary of the Company (or held in the Company’s treasury) or held, directly or indirectly, by Parent, Merger Sub or any other wholly owned Subsidiary of Parent immediately prior to the Effective Time (collectively, the “Excluded Holders”) shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;

(ii) except as provided in Section 1.5(a)(i) and subject to Sections 1.5(b), 1.7 and 1.8, each share of Company Common Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive $15.00 in cash (such cash amount, as it may be adjusted pursuant to Section 1.5(c), the “Price Per Share”), without interest; and

(iii) each share of common stock, $0.01 par value per share, of Merger Sub outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation.

(b) As of immediately prior to the Effective Time, without duplication of Section 1.5(a)(ii), each share of Company Restricted Stock on which restrictions have not yet lapsed and which is outstanding immediately prior to the Effective Time (i) shall automatically become fully vested and all restrictions applicable thereto shall lapse and (ii) shall terminate and be converted into the right to receive (A) the Price Per Share, less (B) any applicable withholding for Taxes (the “Restricted Share Merger Consideration”). As of the Effective Time, each holder of a share of Company Restricted Stock shall cease to have any rights with respect thereto, except the right to receive the Restricted Share Merger Consideration for each share of Company Restricted Stock, without interest, payable in accordance with Section 1.7.

(c) If, during the period commencing on the date of this Agreement and ending at the Effective Time (the “Pre-Closing Period”), the outstanding shares of Company Common Stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, or if a stock dividend is declared by the Company during such period, or a record date with respect to any such event shall occur during such period, then the consideration to be paid in respect of shares of Company Common Stock pursuant to Section 1.5(a)(ii) shall be adjusted to the extent appropriate.

1.6 Closing of the Company’s Transfer Books. At the Effective Time: (a) all shares of Company Common Stock outstanding immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and all holders of certificates representing shares of Company Common Stock outstanding immediately prior to the Effective Time (each such certificate, a “Company Stock Certificate”) or uncertificated shares of Company Common Stock represented by book entry (each such share, an “Uncertificated Share”) shall cease to have any rights as stockholders of the Company (other than, for the avoidance of doubt, (i) the right of the holders of record of issued and outstanding shares of Company Common Stock on the Special Dividend Record Date to receive the Special Dividend on the Special Dividend Payment Date subject to and in accordance with Section 5.12 and (ii) the right to receive the Merger Consideration in accordance with Section 1.5); and (b) the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid Company Stock Certificate or Uncertificated Share is presented to the Paying Agent or to the Surviving Corporation or Parent, such Company Stock Certificate or Uncertificated Share shall be canceled and shall be exchanged as provided in Section 1.7.

1.7 Exchange of Certificates.

(a) Prior to the Closing Date, Parent shall select a reputable bank, trust company or agent to act as paying agent in the Merger that is reasonably acceptable to the Company (the “Paying Agent”). The Paying Agent agreement pursuant to which Parent shall appoint the Paying Agent shall be in form and substance reasonably acceptable to the Company. Prior to the Effective Time, subject to Section 1.8, Parent shall cause to be deposited with the Paying Agent cash sufficient to make payments of the Merger Consideration payable pursuant to Section 1.5 (other than payments of any Restricted Share Merger Consideration with respect to which there is a Tax withholding obligation) (such deposits, collectively, the “Payment Fund”). The Payment Fund shall be invested by the Paying Agent as directed by Parent; provided, however, that any such investments shall be in short-term liquid obligations of the United States or guaranteed by the United States and backed by the full faith and credit of the United States. Any earnings from such investments shall be the sole and exclusive property of Parent and the Surviving Corporation, and no part of such earnings shall accrue to the benefit of holders of Company Common Stock. No investment of the Payment Fund shall relieve Parent, the Surviving Corporation or the Paying Agent from promptly making the payments required by this Section 1, and following any losses from any such investment, Parent shall promptly provide additional cash funds to the Paying Agent to the extent and in the amount necessary to satisfy Parent and the Surviving Corporation’s payment obligations under this Section 1, which additional funds will be deemed to be part of the Payment Fund. Following the Effective Time, Parent shall retain cash sufficient to make, or cause to be made, payments of the Restricted Share Merger Consideration payable pursuant to Section 1.5(b) with respect to which there is a Tax withholding obligation in accordance with Section 1.7(g).

(b) Promptly after the Effective Time, but in no event later than five Business Days following the Closing Date, the Paying Agent will mail to the Persons who were record holders of Company Stock Certificates or Uncertificated Shares immediately prior to the Effective Time: (i) a letter of transmittal in customary form and containing such provisions as Parent and the Company shall reasonably agree to specify (including a provision confirming that delivery of Company Stock Certificates or transfer of Uncertificated Shares shall be effected, and risk of loss and title to Company Stock Certificates or Uncertificated Shares shall pass, only upon proper delivery of such Company Stock Certificates or transfer of the Uncertificated Shares to the Paying Agent); and (ii) instructions for use in effecting the surrender of Company Stock Certificates or transfer of Uncertificated Shares in exchange for Merger Consideration. Upon surrender of a Company Stock Certificate to the Paying Agent for exchange (or compliance with the reasonable procedures established by the Paying Agent for transfer of Uncertificated Shares), together with the delivery of a duly executed letter of transmittal and such other documents as may be reasonably and customarily required by the Paying Agent or Parent: (A) the holder of such Company Stock Certificate or Uncertificated Shares shall be entitled to receive in exchange therefor the cash consideration that such holder has the right to receive pursuant to the provisions of Section 1.5, in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Company Stock Certificate or Uncertificated Shares; and (B) the Company Stock Certificate or Uncertificated Shares so surrendered or transferred shall be canceled. In the event of a transfer of ownership of any shares of Company Common Stock which are not registered in the transfer records of the Company, payment of Merger Consideration may be made to a Person other than the holder in whose name the Company Stock Certificate formerly representing such shares or Uncertificated Shares is registered if: (1) any such Company Stock Certificate shall be properly endorsed or otherwise be in proper form for transfer; and (2) such holder shall have paid any fiduciary or surety bonds and any transfer or other similar Taxes required by reason of the payment of such Merger Consideration to a Person other than such holder (or shall have established to the reasonable satisfaction of Parent that such bonds and Taxes have been paid or are not applicable). Until surrendered or transferred as contemplated by this Section 1.7(b), each Company Stock Certificate and each Uncertificated Share shall be deemed, from and after the Effective Time, to represent only the right to receive Merger Consideration as contemplated by Section 1.5. If any Company Stock Certificate shall have been lost, stolen or destroyed, Parent may, in its discretion and as a condition precedent to the payment of any Merger Consideration with respect to the shares of Company Common Stock previously represented by such Company Stock Certificate, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an appropriate affidavit and to deliver a bond in a reasonable and customary amount as indemnity against any claim that may be made against the Paying Agent, Parent, Merger Sub or the Surviving Corporation with respect to such Company Stock Certificate. No interest shall be paid or will accrue on any Merger Consideration payable to holders of Company Stock Certificates or in respect of Uncertificated Shares.

(c) Any portion of the Payment Fund that remains undistributed to former holders of shares of Company Common Stock as of the date that is one year after the date on which the Merger becomes effective shall be delivered by the Paying Agent to Parent upon demand, and any former holders of shares of Company Common Stock who have not theretofore surrendered their Company Stock Certificates, or complied with the procedures established by the Paying Agent for transfer of Uncertificated Shares, in accordance with this Section 1.7 shall thereafter look only to Parent for satisfaction of their claims for Merger Consideration.

(d) Each of the Paying Agent, Parent, Merger Sub and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock or holder of any Company Restricted Stock such amounts as are required to be deducted or withheld from such consideration under the Code or any provision of state, local or foreign Tax Law or under any other applicable Law. To the extent such amounts are so deducted or withheld and remitted to the appropriate Taxing Authority, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

(e) If any Company Stock Certificate has not been surrendered, or any Uncertificated Share has not been transferred, by the day immediately prior to the date on which the cash amount that such Company Stock Certificate or Uncertificated Share represents the right to receive would otherwise escheat to or become the property of any Governmental Body, then such cash amount shall, to the extent permitted by applicable Laws, become the property of the Surviving Corporation, free and clear of any claim or interest of any Person previously entitled thereto.

(f) None of Parent, Merger Sub, the Surviving Corporation or the Paying Agent shall be liable to any holder or former holder of Company Common Stock or to any other Person with respect to any Merger Consideration properly delivered to any public official pursuant to any applicable abandoned property law, escheat law or similar Law.

(g) Promptly after the Effective Time, but in no event later than 15 Business Days following the Closing Date, Parent shall cause to be paid, through Parent’s or the Surviving Corporation’s standard payroll practices, to each holder of a share of Company Restricted Stock with respect to which there is a Tax withholding obligation, the applicable Restricted Share Merger Consideration, without interest.

1.8 Dissenting Shares.

(a) In accordance with Section 910(a)(1)(A)(iii) of the NYBCL, no appraisal rights shall be available to holders of shares of Company Class A Common Stock in connection with the Merger.

(b) Notwithstanding anything to the contrary contained in this Agreement, shares of Company Class B Common Stock held by a holder who has not voted in favor of the Merger or consented thereto in writing, who has made a proper demand for appraisal of such shares of Company Class B Common Stock in accordance with Section 623 of the NYBCL and who has otherwise complied with all applicable provisions of Section 623 of the NYBCL (any such shares of Company Class B Common Stock being referred to as “Dissenting Shares” until such time as such holder fails to perfect or otherwise loses such holder’s appraisal rights under Section 623 of the NYBCL with respect to such shares) shall not be converted into or represent the right to receive Merger Consideration in accordance with Section 1.5, but shall be entitled only to such rights as are granted by the NYBCL to a holder of Dissenting Shares.

(c) If any Dissenting Shares shall lose their status as such (through failure to perfect or otherwise), then such shares shall be deemed automatically to have been converted into, as of the Effective Time, and to represent only, the right to receive Merger Consideration in accordance with Section 1.5, without interest thereon, upon surrender of the Company Stock Certificate representing such shares or, if such shares are Uncertificated Shares, upon compliance with the procedures established by the Paying Agent for the transfer of such Uncertificated Shares.

(d) The Company shall give Parent: (i) prompt notice of any demand for appraisal received by the Company prior to the Effective Time pursuant to the NYBCL, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the NYBCL that relates to any such demand for appraisal; and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demand, notice or instrument. The Company shall not make any payment or settlement offer prior to the Effective Time with respect to any such demand, notice or instrument unless Parent shall have given its prior written consent to such payment or settlement offer.

1.9 Further Action. If, at any time after the Effective Time, any further action consistent with the terms of this Agreement is determined by Parent or the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.

Section 2. Representations and Warranties of the Company

The Company represents and warrants to Parent and Merger Sub as follows (it being understood that each representation and warranty contained in this Section 2 is subject to: (a) the exceptions and disclosures set forth in the Disclosure Schedule (subject to Section 9.6); and (b) disclosure in any Company SEC Report filed with the SEC and available on EDGAR at least three Business Days before the date of this Agreement (including the exhibits and schedules thereto, but excluding, in each case, any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements” and any similar disclosures contained or referenced therein to the extent they are general forward-looking statements of possible risks)):

2.1 Organization; Subsidiaries.

(a) The Company is duly incorporated, validly existing and in good standing (or equivalent status) under the laws of the State of New York. The Company has all requisite corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; and (ii) to own and use its assets in the manner in which its assets are currently owned and used, except where the failure to have such power or authority has not been and would not be, individually or in the aggregate, material to the business of the Acquired Companies, taken as a whole.

(b) The Company is qualified to do business as a foreign entity, and is in good standing (in jurisdictions that recognize the concept of good standing), under the laws of all jurisdictions where the nature of its business requires such qualification, except where the failure to be so qualified or in good standing has not had and would not have, individually or in the aggregate, a Material Adverse Effect.

(c) Each of the Subsidiaries of the Company is duly organized, validly existing and in good standing (in jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and has all requisite corporate or similar power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; and (ii) to own and use its assets in the manner in which its assets are currently owned and used, except where the failure to be so organized, existing or in good standing, or to have such power or authority, has not been and would not be, individually or in the aggregate, material to the business of the Acquired Companies, taken as a whole. Each of the Subsidiaries of the Company is qualified to do business as a foreign entity, and is in good standing (in jurisdictions that recognize the concept of good standing), under the laws of all jurisdictions where the nature of its business requires such qualification, except where the failure to be so qualified or in good standing has not had and would not have, individually or in the aggregate, a Material Adverse Effect.

(d) Section 2.1(d) of the Disclosure Schedule contains an accurate and complete list, as of the date of this Agreement, of (i) the name, (ii) the jurisdiction of organization and (iii) each equityholder and its respective ownership percentage of each Subsidiary of the Company. None of the Acquired Companies owns any capital stock of, or any equity interest of any nature in, any other Entity, other than another Acquired Company. Except as set forth in Section 2.1(d) of the Disclosure Schedule, none of the Acquired Companies has at any time been a general partner of any general partnership, limited partnership or other Entity. Neither the Company nor any of the Company’s wholly-owned Subsidiaries nor, to the Knowledge of the Company, any of the other Acquired Companies has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any material future investment in or capital contribution to any other Entity.

2.2 Certificate of Incorporation and Bylaws. The Company has Made Available to Parent accurate and complete copies of the certificate of incorporation, bylaws, certificate of formation or limited partnership, operating or partnership agreement and other charter, organizational and governing documents of each of the Acquired Companies, including all amendments thereto, in effect as of the date hereof. The Company is not in material violation of any of the provisions of its certificate of incorporation or bylaws, including all amendments thereto. None of the other Acquired Companies (other than the Company) is in violation of any of the provisions of the certificate of incorporation, bylaws, certificate of formation or limited partnership, operating or partnership agreement and other charter, organizational and governing documents, including all amendments thereto, of such Entity, except for such violations that are not and would not be, individually or in the aggregate, material to the business of the Acquired Companies, taken as a whole.

2.3 Capitalization.

(a) The authorized capital stock of the Company consists of: (i) 16,000,000 shares of Company Common Stock, consisting of 6,000,000 shares of Company Class A Common Stock, of which 3,128,823 shares have been issued and are outstanding as of August 26, 2019, and 10,000,000 shares of Company Class B Common Stock, of which 1,200,735 shares have been issued and are outstanding as of August 26, 2019; and (ii) 2,000,000 shares of preferred stock, $0.01 par value per share, of which no shares have been issued or are outstanding as of the date of this Agreement. As of August 26, 2019, the Company holds 64,167 shares of its capital stock in its treasury. All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable and free of preemptive rights. There are no shares of Company Common Stock held by any of the Acquired Companies (other than the shares held by the Company in its treasury). Except as set forth in Section 2.3(a) of the Disclosure Schedule, there is no Company Contract or, to the Knowledge of the Company, any other Contract (other than the Stockholders Agreement), relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any shares of Company Common Stock. None of the Acquired Companies is under any obligation, or is bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Common Stock or other securities.

(b) As of August 26, 2019:, (i) 10,367 shares of Company Restricted Stock are outstanding; (ii) 164,544 shares of Company Common Stock are reserved for future issuance pursuant to the Company Stock Award Plan; (iii) no shares of Company Common Stock are subject to stock options, stock appreciation rights, restricted stock units, or deferred stock units, whether granted under the Company Stock Award Plan or otherwise; and (iv) no shares of Company Restricted Stock are outstanding other than those granted under the Company Stock Award Plan. Section 2.3(b) of the Disclosure Schedule accurately sets forth the following information with respect to each Company Equity Award outstanding as of the Agreement Date: (A) the Company Stock Award Plan (if any) pursuant to which such Company Equity Award was granted; (B) the name of the holder of such Company Equity Award; (C) the number of shares of Company Common Stock subject to such Company Equity Award (including, for Company Equity Awards subject to performance-based vesting requirements, both the target and the maximum number of shares of Company Common Stock); (D) the purchase price (if any) of such Company Equity Award; and (E) the date on which such Company Equity Award was granted. All grants of Company Equity Awards were recorded on the Company’s financial statements (including any related notes thereto) contained in the Company SEC Reports in accordance with GAAP, and no such grants involved any “back dating,” “forward dating” or similar practices with respect to the effective date of grant (whether intentionally or otherwise).

(c) Except as set forth in Section 2.3(c) of the Disclosure Schedule, there are no: (i) outstanding equity-based compensation awards, subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of any of the Acquired Companies; (ii) outstanding securities, instruments or obligations that are or may become convertible into or exchangeable for any shares of the capital stock or other securities of any of the Acquired Companies; or (iii) stockholder rights plan (or similar plan commonly referred to as a “poison pill”) or Contract under which any of the Acquired Companies is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities.

(d) All outstanding shares of Company Common Stock and options, warrants, equity-based compensation awards (whether payable in equity, cash or otherwise) and other securities of the Company, its wholly-owned Subsidiaries and, to the Knowledge of the Company, the other Acquired Companies have been issued and granted in compliance with, in all material respects: (i) all applicable securities laws and other applicable Laws; and (ii) all requirements set forth in applicable Contracts.

(e) All of the outstanding equity interests of each of the wholly-owned Subsidiaries of the Company and, to the Knowledge of the Company, the outstanding equity interests owned by the Company in each of the other Acquired Companies (other than the Company) have been duly authorized and validly issued, are fully paid and nonassessable (in jurisdictions that recognize such concepts) and free of preemptive rights, are beneficially owned and of record by the Company and, except as would not be material to the business of the Acquired Companies, taken as a whole, are free and clear of any Encumbrances (other than Permitted Encumbrances and any restrictions on transfer imposed by applicable securities Laws).

2.4 Authority; Binding Nature of Agreement. The Company has the requisite corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the Contemplated Transactions, subject, in the case of the consummation of the Merger, only to the adoption of this Agreement by the Required Company Stockholder Vote. The Company’s board of directors (at a meeting duly called and held) has: (a) unanimously determined that the Merger is advisable and fair to, and in the best interests of, the Company and its stockholders; (b) unanimously approved the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Contemplated Transactions, including the Merger; (c) unanimously resolved to recommend the adoption of this Agreement by the holders of Company Common Stock and directed that this Agreement be submitted for adoption by such holders at the Company Stockholders Meeting; and (d) approved the transactions contemplated by this Agreement and the Support Agreements for all purposes of Section 912 of the NYBCL, including to render the restriction on business combinations contained in Section 912 of the NYBCL inapplicable to the execution, delivery and performance of this Agreement and the Support Agreements and to the consummation of the Merger and the other Contemplated Transactions. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

2.5 SEC Filings; Financial Statements.

(a) The Company has Made Available to Parent accurate and complete copies of all registration statements, proxy statements, Certifications and other statements, reports, schedules, forms and other documents filed by the Company with the SEC between January 1, 2017 and the date hereof, and all amendments thereto (the “Company SEC Reports”). Except as set forth in Section 2.5(a) of the Disclosure Schedule, all statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC prior to the date of this Agreement have been so filed on a timely basis. Other than the Company, none of the Acquired Companies is required to file any documents with the SEC. Except as set forth in Section 2.5(a) of the Disclosure Schedule, as of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Company SEC Reports complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act (as the case may be); and (ii) none of the Company SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to each annual report on Form 10-K and each quarterly report on Form 10-Q included in the Company SEC Reports, the principal executive officer and principal financial officer of the Company have made all certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act (each such required certification, a “Certification”). For purposes of this Agreement, (A) “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act and (B) the term “file” used with respect to the Company SEC Reports shall mean file with or, to the extent permissible, furnish to the SEC. As of the date of this Agreement, there are no unresolved comments issued by the staff of the SEC with respect to any of the Company SEC Reports. As of the date of this Agreement, to the Knowledge of the Company, none of the Company SEC Reports is the subject of any ongoing review by the SEC.

(b) Except as set forth in Section 2.5(b) of the Disclosure Schedule, the consolidated financial statements (including any related notes) contained or incorporated by reference in the Company SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be noted therein and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material in amount); and (iii) fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its consolidated subsidiaries for the periods covered thereby. No financial statements of any Person other than the Acquired Companies (excluding GAC) are required by GAAP to be included in the consolidated financial statements of the Company.

(c) Except as set forth in Section 2.5(c) of the Disclosure Schedule, the Company maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance that (i) the Acquired Companies maintain records that in reasonable detail accurately and fairly reflect the Acquired Companies’ transactions and dispositions of assets; (ii) transactions are executed in accordance with authorizations of management and the Company’s board of directors; (iii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP (or IFRS, to the extent applicable to certain Acquired Companies (other than the Company)), and to maintain asset accountability; (iv) reasonable efforts are taken to prevent or timely detect the unauthorized acquisition, use or disposition of the Acquired Companies’ assets that could have a material effect on the Company’s consolidated financial statements; and (v) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has evaluated the effectiveness of the Acquired Companies’ internal control over financial reporting and, to the extent required by applicable Law, presented in any applicable Company SEC Report that is a report on Form 10-K or Form 10-Q (or any amendment thereto) its conclusions about the effectiveness of the internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation. Except as set forth in Section 2.5(c) of the Disclosure Schedule, to the Knowledge of the Company, the Company has disclosed, based on its most recent evaluation of internal control over financial reporting, to the Company’s auditors and the audit committee of the Company’s board of directors (i) any significant deficiency or material weakness in the design or operation of its internal control over financial reporting that is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information that has not been subsequently remediated and (ii) any fraud, whether or not material, that involves management or any other employee who has (or has had) a significant role in the Company’s internal control over financial reporting. Except as set forth in Section 2.5(c) of the Disclosure Schedule, the Company is in compliance with the applicable listing and other rules and regulations of the NASDAQ and, except as set forth on Section 2.5(c) of the Disclosure Schedule, since January 1, 2017, has not received any notice from the NASDAQ asserting any non-compliance with such rules and regulations.

(d) Except as set forth in Section 2.5(d) of the Disclosure Schedule, (i) the Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act applicable to it, and (ii) no Acquired Company has outstanding, or has arranged any outstanding, “extension of credit” to any director or executive officer within the meaning of Section 402 of the Sarbanes-Oxley Act.

(e) Except as set forth in Section 2.5(e) of the Disclosure Schedule, since January 1, 2017, there have been no changes in any of the Company’s accounting policies or in the methods of making accounting estimates or changes in estimates that, individually or in the aggregate, are material to the Company’s financial statements (including, any related notes thereto) contained in the Company SEC Reports, except as described in the Company SEC Reports or except as may have been required by any Law or regulatory authority. The reserves reflected in such financial statements have been determined and established in accordance with GAAP and have been calculated in a consistent manner, except as may be noted therein.

2.6 Absence of Changes. Since the Balance Sheet Date: (a) there has not been any Material Adverse Effect, and no event has occurred or circumstance has arisen that, in combination with any other events or circumstances, would reasonably be expected to have or result in a Material Adverse Effect; and (b) none of the Acquired Companies has taken any action, or authorized, approved, committed or agreed to take any action, that, if taken during the Pre-Closing Period, would require Parent’s consent under Section 4.2(b) if taken or proposed to be taken after the date of this Agreement. From and after the Balance Sheet Date, the business of the Acquired Companies, taken as a whole, has been conducted in the ordinary course consistent with past practice in all material respects except as set forth in Section 2.6 of the Disclosure Schedule.

2.7 Title to Assets. The Acquired Companies own, and have good and valid title to, all assets owned by them that are material to the Acquired Companies, taken as a whole, including: (a) all assets reflected on the Company Balance Sheet (except for inventory sold or otherwise disposed of in the ordinary course of business since the date of the Company Balance Sheet); and (b) all other assets reflected in the books and records of the Acquired Companies as being owned by the Acquired Companies, in each case, that are material to the Acquired Companies, taken as whole. All of such assets that are material to the Acquired Companies are owned by the Acquired Companies free and clear of any Encumbrances, except for Permitted Encumbrances.

2.8 Real Property; Equipment; Leasehold.

(a) Section 2.8(a) of the Disclosure Schedule sets forth an accurate and complete list of all real property owned by the Acquired Companies as of the date of this Agreement (the “Owned Real Property”). The Acquired Companies, as applicable, have good, valid and marketable fee title to all Owned Real Property free and clear of all liens (other than Permitted Encumbrances).

(b) Section 2.8(b) of the Disclosure Schedule sets forth an accurate and complete description of each real property lease, sublease, license or occupancy agreement pursuant to which any of the Acquired Companies leases, subleases, licenses or occupies real property from any other Person in effect as of the date hereof (the “Leases”). All real property leased, subleased or licensed to the Acquired Companies, including all buildings, structures, fixtures and other improvements leased, subleased or licensed to the Acquired Companies, are referred to as the “Leased Real Property.” Annex B to the Disclosure Schedule (i) contains a complete and accurate list of the Leased Real Property as of the date of this Agreement and (ii) sets forth, as of the date of this Agreement, for each Lease the lessor, the function, the approximate square footage, the expiration date and the current rent payable. The Acquired Companies have good, valid and subsisting interests in and to all of the Leased Real Property free and clear of all Encumbrances (other than Permitted Encumbrances), except as has not been and would not be, individually or in the aggregate, material to the business of the Acquired Companies, taken as a whole. All of the Leases are valid, enforceable and in full force and effect, have not been modified, amended or supplemented, in writing or otherwise, all rents, additional rents and other amounts due to date pursuant to each Lease have been paid and there is no default or event which, with the passage of time, the giving of notice or both, would become a default by an Acquired Company or, to the Knowledge of the Company, any other party under any Lease, except in each case as has not been and would not be, individually or in the aggregate, material to the business of the Acquired Companies, taken as a whole. The Company has Made Available to Parent accurate and complete copies of all office Leases and other material Leases.

(c) Except as has not had and would not have, individually or in the aggregate, a Material Adverse Effect, (i) to the Company’s Knowledge, the present use and operation of the Leased Real Property is authorized by, and is in compliance in all material respects with, all applicable zoning, land use, building, fire, health, labor, safety and health laws and other Laws, (ii) there is no Legal Proceeding pending, or to the Knowledge of the Company threatened, that challenges or adversely affects, or would challenge or adversely affect, the continuation of the present use or operation of any Leased Real Property, and (iii) the Company has not received any written notice of any condemnation proceedings relating to any Leased Real Property and, to the Knowledge of the Company, no condemnation proceedings relating to any Leased Real Property are pending or threatened.

(d) Except as set forth in Section 2.8(d) of the Disclosure Schedule, there are no subleases, licenses, occupancy agreements or other contractual obligations granted by any Acquired Company that authorize the right of use or occupancy of any of the Leased Real Property to any Person other than the Acquired Companies, and, to the Knowledge of the Company, there is no Person in possession of any of the Leased Real Property other than the Acquired Companies.

(e) Except as has not had and would not have, individually or in the aggregate, a Material Adverse Effect, all items of equipment and other tangible assets owned by or leased to the Acquired Companies (including the Leased Real Property) are adequate for the uses to which they are being put, are in good and safe condition and repair (ordinary wear and tear excepted) and are adequate for the conduct of the businesses of the Acquired Companies in the manner in which such businesses are currently being conducted.

2.9 Intellectual Property.

(a) Section 2.9(a) of the Disclosure Schedule accurately identifies: (i) (A) each item of Registered IP in which any Acquired Company has an ownership interest or an exclusive license in any field or territory (the “Registered Company IP”) and (B) all other material Company IP; (ii) the jurisdiction in which such item of Registered Company IP has been registered or filed and the application, registration or serial number and date, as applicable; and (iii) the record owner of such Registered Company IP and, if different, the legal owner of such Registered Company IP.

(b) Section 2.9(b) of the Disclosure Schedule accurately identifies: (i) each material Contract or license pursuant to which any Acquired Company has granted any Person a license, option, covenant not to sue, or other right or immunity under, in or to any material Intellectual Property Rights, other than non-exclusive licenses granted in the ordinary course of business, and (ii) each material Contract or license pursuant to which any Person has licensed any Intellectual Property Rights to any Acquired Company or granted to any Acquired Company an option, a covenant not to sue or other right or immunity with respect to Intellectual Property Rights, other than licenses for commercially available software or software-as-a-service and licenses ancillary to commercial Contracts.

(c) Except as has not been and would not be, individually or in the aggregate, material to the business of the Acquired Companies, taken as a whole, the Acquired Companies exclusively own all right, title and interest in and to, or hold an exclusive license to, the Company IP, free and clear of any Encumbrances, except for Permitted Encumbrances, and each Acquired Company has taken reasonable steps to maintain the confidentiality of its trade secrets and other material confidential information. Each Person who is or was involved in the creation, contribution or development of any Intellectual Property Rights in the course of that Person’s work for any Acquired Company has validly and irrevocably assigned to an Acquired Company all such Intellectual Property Rights (other than such Intellectual Property Rights which vest in the applicable Acquired Company by operation of law) and is bound by confidentiality provisions protecting such Intellectual Property Rights, and to the extent not assignable by law, has granted a waiver of such Person’s moral rights and other equivalent or similar non-assignable rights in and to such Intellectual Property Rights, as applicable. To the Knowledge of the Company, there has been no material unauthorized access or disclosure of the Acquired Companies’ trade secrets.

(d) Except as has not been and would not be, individually or in the aggregate, material to the business of the Acquired Companies, taken as a whole, (i) since January 1, 2017, no Acquired Company has infringed, misappropriated or otherwise violated any Intellectual Property Right of any other Person and the conduct of the businesses of the Acquired Companies and the commercialization, development and use of the products and services of the Acquired Companies do not infringe, violate or misappropriate any Intellectual Property Right of any other Person, and (ii) no claims or other suits, actions or proceedings are pending or, to the Knowledge of the Company, threatened against the Acquired Companies (A) alleging that any of the Acquired Companies has infringed, misappropriated, diluted or otherwise violated any Intellectual Property Rights of any other Person in any material respect, or (B) that contest the validity, use, ownership or enforceability of any of the Company IP owned by any of the Acquired Companies or that, to the Knowledge of the Company, contest the validity of Company IP that is exclusively licensed to any of the Acquired Companies.

(e) Except as has not been and would not be, individually or in the aggregate, material to the business of the Acquired Companies, taken as a whole, or as set forth on Section 2.9(e) of the Disclosure Schedule, (i) no material Company IP was either conceived or first reduced to practice by or on behalf of the Acquired Companies in performance of a Government Contract or Government Bid; (ii) no material Company IP was developed by or on behalf of any Acquired Company or any Subsidiary of an Acquired Company either exclusively or partially with funds from a Governmental Body in a manner that would subject such Company IP to any lien, license or grant of rights to such Governmental Body; and (iii) the U.S. Government has acquired no more than “limited rights” or “restricted rights” as defined in FAR Parts 27 and 52 and/or DFARS Parts 227 and 252 in any material Company IP developed by or on behalf of any Acquired Company that was a deliverable under a Government Contract with a data rights provision.

(f) To the Knowledge of the Company, all material software used in connection with the conduct of the business of the Acquired Companies (i) performs in material conformance with its documentation and (ii) is free from any material defect and does not contain any virus, software routine or hardware component designed to permit unauthorized access or to disable or otherwise harm any computer, systems or software. No software owned, developed (or currently being developed), marketed or distributed by the Acquired Companies (the “Proprietary Software”) uses open source software in a manner that (A) requires the public disclosure of any source code for such Proprietary Software, (B) requires the sale or licensing of such Proprietary Software for the purpose of making derivative works or (C) imposes limitations on the Acquired Company’s right to require royalty payments from or restrict further distribution of such Proprietary Software, except, in each case of the foregoing, as would not be, individually or in the aggregate, material to the business of the Acquired Companies, taken as a whole.

(g) Since January 1, 2017, (i) the Acquired Companies’ receipt, collection, maintenance, transmission, transfer, use, processing, analysis, disclosure, storage, disposal and security of Protected Information has complied and complies, in all material respects, with: (A) each Company Contract or Government Contract containing obligations applicable to such Protected Information; (B) applicable Information Privacy and Security Laws; and (C) applicable written policies and procedures adopted by the Acquired Companies relating to such Protected Information and (ii) to the Knowledge of the Company, there has been no, and the Company has no Knowledge of any claims or other suits, actions or proceedings pending or threatened against any Acquired Company alleging any, material data security breach of any IT System, or material unauthorized acquisition, access, use or disclosure of any Protected Information, owned, stored or controlled by any of the Acquired Companies. Each Acquired Company reasonably protects the confidentiality, integrity and security of its Protected Information and its IT Systems against any unauthorized use, access, interruption, modification or corruption and has appropriately responded to and contained any data breaches or security incidents experienced by any Acquired Company.

2.10 Material Contracts.

(a) Section 2.10(a) of the Disclosure Schedule identifies each of the following Company Contracts in effect as of the date of this Agreement (each, a “Material Contract”):

(i) any Contract to which the Company is a party or other material Contract to which any other Acquired Company (excluding GAC) is a party: (A) relating to or involving the employment of, or the performance of services by, any Company Associate (other than offer letters with employees providing for “at will” employment terminable on 10 days’ notice or less in the form used by the Company in the ordinary course of business); (B) pursuant to which any of the Acquired Companies is or may become obligated to make or provide any severance, termination, change in control or similar payment or benefit to any Company Associate; or (C) pursuant to which any of the Acquired Companies is or may become obligated to make any bonus or similar payment (other than payments constituting base salary) in excess of $25,000 to any Company Associate;

(ii) any Company Employee Plan, including any stock option plan, stock appreciation right plan or stock purchase plan, whose terms provide that any of the benefits provided for thereunder will be triggered or materially increased, or the vesting of any of the benefits provided for thereunder will be accelerated, by the consummation of any of the Contemplated Transactions or the value of any of the benefits of which will be calculated on the basis of any of the Contemplated Transactions (either alone or in connection with a previous or subsequent termination of employment or service in combination therewith);

(iii) any collective bargaining, union or works council agreement;

(iv) any Contract relating to the acquisition, development, sale or disposition of any (A) business unit or (B) product line, in each case, that is material to the Acquired Companies, taken as whole, and entered into since January 1, 2017 or pursuant to which the Company has any material ongoing obligations;

(vi) any Contract: (A) involving a material joint venture, strategic alliance, partnership or sharing of profits or revenue or similar agreement; or (B) for any capital expenditure in excess of $200,000;

(vii) any Contract relating to the development (including joint development) or joint ownership of any material Intellectual Property Rights (other than employee agreements entered into in the ordinary course of business);

(viii) any Contract entered into since January 1, 2017: (A) relating to the disposition or acquisition by any Acquired Company of any assets or any business (whether by merger, sale or purchase of assets, sale or purchase of stock or equity ownership interests or otherwise) for consideration in excess of $350,000 individually or $700,000 in the aggregate for all such Contracts; or (B) pursuant to which any Acquired Company will acquire any interest, or will make an investment for consideration in excess of $350,000 in any other Person, other than another Acquired Company;

(ix) any Contract that materially limits or otherwise materially restricts the right or ability of any Acquired Company: (A) to compete or provide services in any line of business or in any geographic area; (B) to acquire any product or other asset or any service from any other Person that is material to the operation of the business of any Acquired Company, sell any material product or other material asset to or perform any service for any other Person, or transact material business with any other Person; or (C) to develop, sell, supply, license, distribute, offer, support or service any material product or any material Intellectual Property Rights or other material asset to or for any other Person.

(x) any Contract that: (A) grants exclusive rights to market, sell or deliver any material product or material service of any Acquired Company; (B) contains any “most favored nation” or similar provision in favor of the counterparty, other than any such Contract that (1) may be cancelled by any Acquired Company without material liability to such Acquired Company upon notice of 60 days or less, or (2) is not material to the Acquired Companies, taken as a whole; or (C) contains a right of first refusal, first offer or first negotiation or any similar right with respect to any asset owned by an Acquired Company that is material to the Acquired Companies, taken as a whole;

(xi) any mortgage, indenture, guarantee, loan, credit agreement, security agreement or other Contract relating to the borrowing of money or extension of credit, in each case, in excess of $500,000, other than: (A) accounts receivable and accounts payable; (B) loans to or guarantees of obligations of direct or indirect wholly owned Subsidiaries of the Company; and (C) extensions of credit to customers, in each case, arising or provided in the ordinary course of business consistent with past practice;

(xii) any Contract with a Major Client located in the United States or a Major Supplier that has obligations that are or will be required to be performed and that have not been fully performed, other than (1) purchase orders for the sale or purchase of products or services in the ordinary course of business under which the Acquired Companies have made or received payments of less than $500,000 in aggregate and (2) any such Contract that may be cancelled by any Acquired Company without material liability to such Acquired Company upon notice of 60 days or less;

(xiii) the material Leases;

(xiv) any settlement, conciliation or similar Contract that materially restricts or imposes any material outstanding obligation on the Acquired Companies, including any coexistence or consent agreements related to material Company IP;

(xv) any Current Government Contract;

(xvi) any Contract (other than a Contract evidencing any Company Equity Award the form of which has been Made Available to Parent): (A) relating to the acquisition, issuance, voting, registration, sale or transfer of any security or (B) providing any Person with any preemptive right, right of participation, right of maintenance or any similar right with respect to any security; or (C) containing any right of first refusal or similar right pursuant to which any Acquired Company could be obligated to repurchase or redeem, any material equity interests of any Person; and

(xvii) any agreement containing any material “earn-out”, contingent or deferred purchase price payable by the Acquired Companies, except as entered into in the ordinary course of business consistent with past practice.

(b) Except as set forth in Section 2.10(b) of the Disclosure Schedule, the Company has Made Available to Parent an accurate and complete copy (or a draft or unsigned form that does not vary in any material respect from the complete and final version) of each Material Contract (other than those Contracts (i) described in Section 2.10(a)(i), (ii) with Major Suppliers and purchase orders with Major Clients described in each case in Section 2.10(a)(xii) or (iii) described in Section 2.10(a)(xv)). Each Company Contract that constitutes a Material Contract is valid and in full force and effect, and is enforceable in accordance with its terms against the Company and, to the Knowledge of the Company, each other party thereto, subject to the Enforceability Exceptions, except for such failures to be valid and binding or to be in full force and effect that are not and would not be, individually or in the aggregate with other such failures, material to the business of the Acquired Companies, taken as a whole. None of the Acquired Companies, and, to the Knowledge of the Company, no other Person, has violated or breached, or committed any default under, any Company Contract that constitutes a Material Contract, except for such violations, breaches or defaults that, individually or in the aggregate with other such violations, breaches or defaults, are not and would not be material to the business of the Acquired Companies, taken as a whole. Since the Balance Sheet Date, to the Knowledge of the Company, none of the Acquired Companies has received any written notice regarding any actual violation or breach of, or default under, any Material Contract that has not since been fully cured.

2.11 Government Contracts.

(a) Section 2.11(a) of the Disclosure Schedule identifies:

(i) each Government Contract for which (A) performance has not been completed or the ordering period has not expired, that involves annual payments by or to the Acquired Companies in excess of $500,000 and (B) final payment has not been received (collectively, “Current Government Contracts”);

(ii) each outstanding Government Bid involving the Acquired Companies’ business that has not been accepted or rejected for a contract award and which would, if entered into, constitute a Material Contract; and

(iii) each Government Contract for which (A) notice to a Governmental Body is required on the part of the Acquired Companies in connection with the execution and delivery by the Acquired Companies of this Agreement or (B) consent by a Governmental Body is required on the part of the Acquired Companies in connection with the execution and delivery by the Acquired Companies of this Agreement.

(b) Except as has not had and would not have, individually or in the aggregate, a Material Adverse Effect, (i) each of the Acquired Companies’ Government Contracts were legally awarded, are in full force and effect, and are enforceable in accordance with their respective terms, (ii) no such Government Contract (or, where applicable, the prime contract with the Governmental Body under which such Government Contract was awarded) is, or is reasonably likely to become, the subject of bid protest proceedings and (iii) no facts exist that would give rise to a material claim for price adjustment under the Truth in Negotiations Act or to any other request for a material reduction in the price or awarded amount of any Governmental Contracts.

(c) Since January 1, 2017, the Acquired Companies have complied in all material respects with all terms and conditions of all Government Contracts, including the Federal Acquisition Regulation (the “FAR”), Service Contract Act of 1963, as amended (including requirements for paying applicable Service Contract Act wage rate and fringe benefit rates), the Privacy Act, the Contract Disputes Act of 1978, as amended, and the Truth in Negotiations Act of 1962, as amended, where and as applicable and pertaining to each such Government Contract and each Government Bid whether incorporated expressly, by reference or by operation of law. The Acquired Companies have complied in all material respects with all applicable representations, certifications and disclosure requirements under all Government Contracts and Government Bids. To the Knowledge of the Company, all facts set forth in or acknowledged by any representations, certifications or disclosure statements made or submitted by or on behalf of the Acquired Companies in connection with any Government Contract and its Government Bids which may result in a Material Contract were current, accurate and complete in all material respects as of the date of their submission. To the Knowledge of the Company, no facts exist that would reasonably be expected to give rise to any material loss to any of the Acquired Companies under the False Claims Act (or under any similar state or local statute or regulation). Except as described in Section 2.11(c) of the Disclosure Schedule, since January 1, 2017, to the Knowledge of the Company, no Acquired Company has undergone, or is undergoing, any, audit, review, inspection, investigation, survey or examination of records relating to any Government Contract (where such audit or such other activity is either outside the ordinary course of business consistent with past practice or would reasonably be expected to result in a material liability to the Acquired Companies, taken as a whole). Since January 1, 2017, no Acquired Company has made any payment, directly or indirectly, to any Person in violation of applicable Laws, including laws relating to bribes, gratuities, kickbacks, lobbying expenditures, political contributions and contingent fee payments.

(d) There are no outstanding claims or disputes against the Acquired Companies relating to any Government Contract that have had or would have, individually or in the aggregate with other such claims or disputes, a Material Adverse Effect, nor, to the Knowledge of the Company, are there any facts that would reasonably be expected to give rise to such a claim or dispute in the future. Since January 1, 2017, the Acquired Companies have not initiated or, to the Knowledge of the Company, received written notice of disputes between the Acquired Companies and a Governmental Body under any Laws or between the Acquired Companies and any Governmental Body, prime contractor, grantee, subcontractor, subawardee, or vendor arising under any such Government Contract. Since January 1, 2017, to the Knowledge of the Company, the Acquired Companies have not been, and are not currently under administrative, civil, or criminal investigation or indictment involving alleged violations of Laws, false statements or false claims or other misconduct relating to any Government Contract or Government Bid. The Acquired Companies have not been, since January 1, 2017, and are not currently, a party to any administrative or civil litigation involving alleged irregularities, misstatements, omissions, violations of Laws, false statements, false claims or other misconduct relating to any Government Contract or Government Bids, and, to the Knowledge of the Company, there is no basis for any such proceeding. Since January 1, 2017, to the Knowledge of the Company, neither any Governmental Body nor any prime contractor, grantee, or higher-tier subcontractor or subawardee under an outstanding Government Contract has disallowed, or raised any basis for disallowance of, any material costs claimed by the Acquired Companies under any such Government Contract, and there is no fact or occurrence that would reasonably be expected to be a basis for disallowing any such costs.

(e) To the Knowledge of the Company, since January 1, 2017, neither any Governmental Body nor any prime contractor or grantee, or higher-tier subcontractor or subawardee, under a Government Contract nor any other

Person has notified the Acquired Companies of any actual or alleged material violation or breach of any Laws, representation, certification, disclosure obligation, contract term, condition, clause, provision or specification, and, to the Knowledge of the Company, no event has occurred which, with the giving of notice or the lapse of time or both, would constitute such a material violation or breach by the Acquired Companies. To the Knowledge of the Company, since July 1, 2017, the Acquired Companies have not received any material show cause, cure, deficiency, default or similar notices relating to any Current Government Contract or has been proposed for suspension, debarment, or exclusion from any Governmental Body contracting recipient status no facts exist that would reasonably be expected to cause or give rise to such suspension or debarment or proposed suspension, debarment, or exclusion proceeding. To the Knowledge of the Company, since January 1, 2017, neither the Acquired Companies nor any other director, officer or employee of the Acquired Companies has been or is currently suspended, debarred, deemed non-responsible or otherwise excluded from participation in the award or performance of any Government Contract. To the Knowledge of the Company, the Acquired Companies are not, and none of the Acquired Companies’ directors, officers, or employee is, or has been since January 1, 2017 under administrative, civil or criminal investigation, indictment or information by any Governmental Body or subject to any audit or investigation by the Acquired Companies with respect to any alleged act or omission arising under or relating to any Government Contract or Government Bid. To the Knowledge of the Company, no determination of non-responsibility has ever been issued against the Acquired Companies with respect to any Government Bid.

(f) Since January 1, 2017, no Government Contract relating to the Acquired Companies’ business has been canceled, terminated for convenience, terminated for default or cause, suspended, or subject to a stop work order, other than any such cancellation, termination, default, suspension or subjection that has not had or would not have, individually or in the aggregate, a Material Adverse Effect. The Acquired Companies have not received any notice in writing since January 1, 2017, terminating or indicating an intent to cancel, suspend, stop work, or terminate any Current Government Contract for default or for convenience, nor, to the Knowledge of the Company, has any Acquired Company received any other communication terminating or indicating an intent to cancel, suspend, stop work, or terminate any Current Government Contract for default or for convenience.

(g) To the extent applicable and required, each of the Acquired Companies has cost accounting systems, estimating systems, purchasing systems, billing systems and material management systems that are in compliance in all material respects with any applicable Government Contract or Grant requirements and applicable Laws. To the Knowledge of the Company, since January 1, 2017, no Governmental Body, prime contractor, or higher tier subcontractor under any Government Contract has disallowed any costs claimed by the Company in excess of $100,000 in any annual incurred cost submission under any Government Contract. To the Knowledge of the Company, since January 1, 2017, there has been no material claim of defective pricing, mischarging or improper payments or reimbursements on the part of the Acquired Companies. Since January 1, 2017, the Acquired Companies’ indirect rate, time-keeping and labor charging, wage classification, and the associated entries reflected in the Acquired Companies’ financial statements with respect to the Government Contracts and Government Bids have been in compliance in all material respects with all applicable Laws, including applicable cost principles and applicable cost accounting standards. Since January 1, 2017, the Acquired Companies have not received written notice that any counterparty to a Government Contract (i) has ceased or will cease to be a customer of or supplier to the Acquired Companies, (ii) intends to terminate or materially modify (including by materially decreasing the rate or amount of services obtained from or provided to the Acquired Companies) any Government Contract, (iii) intends to alter or amend the type of contracting vehicle for the services provided pursuant to such Government Contract, or (iv) seeks to convert any exclusive or single-source purchasing arrangement or relationship between such counterparty to a Government Contract and the Acquired Companies into a non-exclusive or multi-source arrangement or relationship. Since January 1, 2017, the Acquired Companies have not received any written notice of an unresolved significant weakness or deficiency with respect to the cost accounting system of the Acquired Companies nor, to the Knowledge of the Company, has any Acquired Company received any other communication of an unresolved significant weakness or deficiency with respect to the cost accounting system of the Acquired Companies.

(h) Except as set forth in Section 2.11(h) of the Disclosure Schedule, since January 1, 2017, none of the Acquired Companies has entered into any organizational conflict of interest mitigation plan or performed any activity under any Government Contract, or has other relationships with any Person, that constitutes an “organizational conflict of interest” as defined in FAR Subpart 9.5 that would have a material and adverse impact on the Acquired Company’s ability to perform its Government Contracts and any contract resulting from Government

Bids. Since January 1, 2017, the Acquired Companies and, to the Knowledge of the Company, their respective directors, officers, managers, principals, employees, representatives, agents or consultants, have complied in all material respects with all conflict of interest policies established by the Acquired Companies in respect of Government Contracts and Government Bids.

(i) Except as set forth in Section 2.11(i) of the Disclosure Schedule, since January 1, 2017, no Acquired Company has made any voluntary or mandatory disclosures to any Governmental Body with respect to any material irregularity, material misstatement, significant overpayment or material violation of applicable Law arising under or relating to any Government Contract or Government Bid, nor has any violation occurred for which the Acquired Companies are required under applicable Laws to make any such disclosure to a Governmental Body.

(j) Except as set forth in Section 2.11(j) of the Disclosure Schedule, since January 1, 2017, (i) the Acquired Companies have complied in all material respects with all requirements under applicable Law regarding the safeguarding of information related to its Government Contracts, including FAR clause 52.204-21, DFARS clause 252.204-7008 and DFARS clause 252.204-7012; and (ii) no Acquired Company has experienced any cyber incident that would require reporting to the U.S. Department of Defense under DFARS clause 252.204-7012.

(k) Section 2.11(k) of the Disclosure Schedule sets forth all facility security clearances held by each Acquired Company that each Acquired Company is permitted by Law to disclose. To the Knowledge of the Company, the Acquired Companies are in compliance in all material respects with applicable national security requirements, including the NISPOM and all applicable requirements under each Government Contract to which the Acquired Companies are a party relating to the safeguarding of and access to classified information. To the Knowledge of Company, no facts exist which are reasonably expected to give rise to the revocation, invalidation or suspension of any facility security clearance held by the Acquired Companies, or any personnel security clearance held by any employee of the Company or employee of the Acquired Companies. Since January 1, 2017, the Acquired Companies have not received a rating less than “Satisfactory” from any Defense Counterintelligence and Security Service (“DCSA”) inspection or audit, and to the Knowledge of Company, there has been no unauthorized disclosure of classified information by employees of the Company or employees of the Acquired Companies.

2.12 Major Clients; Major Suppliers; Tenders.

(b) Section 2.12(b) of the Disclosure Schedule sets forth an accurate and complete list of the top 10 suppliers (including subcontractors) (in each case, by amount paid or payable, but without names of such suppliers) of the Acquired Companies, taken as a whole, for the Company’s fiscal year ended July 31, 2019 (each a “Major Supplier”). To the Knowledge of the Company, as of the date of this Agreement, no Acquired Company has any pending material dispute with any Major Supplier. From August 1, 2018 through the date of this Agreement, to the Knowledge of the Company, no Acquired Company has received any written notice or other communication from any Major Supplier to the effect that such Major Supplier will likely not continue as a supplier of any of the Acquired Companies or to the effect that such Major Supplier intends to terminate or materially modify any existing Contract with any of the Acquired Companies, including by materially changing the terms of, or reducing the scale of the business conducted with, any of the Acquired Companies.

(c) Section 2.12(c) of the Disclosure Schedule sets forth an accurate and complete list of any tender submitted by an Acquired Company prior to the date of this Agreement that is capable of acceptance following the date of this Agreement and, if accepted, would result in an agreement or other arrangement of an Acquired Company that would reasonably be expected to result in aggregate revenues in excess of $1,000,000 (or the local currency equivalent).

2.13 Liabilities.

(a) None of the Acquired Companies has, and none of the Acquired Companies is responsible for performing or discharging, any accrued, contingent or other Liability of any nature, either matured or unmatured, except for: (a) Liabilities identified as such in the “liabilities” column of the Company Balance Sheet (and the notes thereto); (b) Liabilities that have been incurred by the Acquired Companies since the date of the Company Balance Sheet in the ordinary course of business and consistent with past practice; (c) Liabilities for performance of obligations of the Acquired Companies expressly set forth in Company Contracts, to the extent such Liabilities did not arise as a result of a breach of such Company Contract; (d) Liabilities and obligations incurred in connection with the preparation and negotiation of this Agreement or pursuant to this Agreement or in connection with the Merger; (e) Liabilities incurred in connection with any Permitted Encumbrance; (f) Liabilities that are not, individually or in the aggregate, reasonably likely to have or result in a Material Adverse Effect; and (g) Liabilities set forth in Section 2.13(a) of the Disclosure Schedule.

(b) Section 2.13(b) of the Disclosure Schedule lists all indebtedness of the Acquired Companies for borrowed money outstanding as of the date of this Agreement with balances owed in excess of $100,000 (other than any indebtedness owed to another Acquired Company).

2.14 Compliance with Laws.

(a) Except as disclosed in Section 2.14(a) of the Disclosure Schedule, since five years prior to the date hereof, each of the Acquired Companies has been in compliance in all material respects with all applicable Laws. Since five years prior to the date hereof, to the Knowledge of the Company, none of the Acquired Companies has received any written notice from any Governmental Body or other Person regarding any actual or potential violation of, or failure to comply with, any Law, except for such written notice regarding such violations or failures, the outcome of which is not or would not be, individually or in the aggregate, material to the business of the Acquired Companies, taken as a whole.

(b) Since five years prior to the date hereof:

(i) None of the Acquired Companies and no director, officer or other employee of the Acquired Companies, or, to the Knowledge of the Company and when acting on behalf of the Acquired Companies, no third party acting at the direction of the Acquired Companies, has, directly or indirectly made, offered, or authorized any unlawful payment in material violation of any provision of any Anti-Corruption Law. For purposes of this Section 2.14(b), an “unlawful payment” shall include any direct or indirect transfer of funds or any other item, such as a gift, transportation or entertainment, which transfer is in violation of any applicable Anti-Corruption Law.

(ii) None of the Acquired Companies has been charged or prosecuted, to the Knowledge of the Company, investigated for any violation of any Anti-Corruption Law. None of the Acquired Companies has disclosed to any Governmental Body information that establishes or indicates any Acquired Company violated or may have violated any Anti-Corruption Law, and, to the Knowledge of the Company, no action has been initiated or is pending that would result in any penalty being imposed by a Governmental Body, and to the Knowledge of the Company, the Company is not aware of any circumstances that would be reasonably likely to result in any such action being taken or penalty being imposed in the future.

(iii) None of the Acquired Companies and, to the Knowledge of the Company and when acting on behalf of the Acquired Companies, no director, officer or other employee of the Acquired Companies: (A) is or has been a Person with whom transactions are prohibited or limited by any of the economic sanctions laws or trade restrictions administered or enforced by OFAC, the Bureau of Industry and Security of the U.S. Department of Commerce, the United Nations Security Council, the European Union or Her Majesty’s Treasury (collectively, “Sanctions”); (B) has engaged in any transaction or otherwise dealt directly or indirectly, with the Crimea Region of Ukraine/Russia, or with Cuba, Iran, North Korea or Syria with respect to any goods, software or services, or any other country against which the U.S. maintains an arms embargo if the transaction involved goods, software, services or technology controlled by the ITAR, in each case, in material violation of Sanctions; or (C) has employed or is currently employing at any of its facilities any national of Cuba, Iran, North Korea or Syria, or a person ordinarily resident in the Crimea region of Ukraine/Russia, in each case, in material violation of Sanctions.

(iv) None of the Acquired Companies has been cited or fined for failure to comply with any U.S. Export and Import Law or Foreign Export and Import Law, and, to the Knowledge of the Company, no economic sanctions-related, export-related or import-related Legal Proceeding, investigation is or has been pending or threatened against any Acquired Company or any officer or director of any Acquired Company (in his or her capacity as an officer or director of any Acquired Company) by or before (or, in the case of a threatened matter, that would come before) any Governmental Body.

(c) Since five years prior to the date hereof, each of the Acquired Companies has implemented and maintained in effect policies, procedures and internal controls, including an internal accounting controls system, that are reasonably designed to prevent, deter and detect violations of all applicable Anti-Corruption Law in the conduct of their respective businesses.

(d) Since five years prior to the date hereof, each of the Acquired Companies has been and is in compliance in all material respects with all applicable U.S. Export and Import Laws and all applicable Foreign Export and Import Laws for the conduct of its business.

(e) None of the Acquired Companies, and to the Knowledge of the Company and when acting on behalf of the Acquired Companies, no director, officer or other employee of the Acquired Companies, since five years prior to the date hereof, has made a disclosure (voluntary or otherwise) to any Governmental Body of facts that would reasonably be expected to result in any material action being taken or any material penalty being imposed by a Governmental Body against any Acquired Company in connection with any U.S. Export and Import Law or Foreign Export and Import Law.

(f) Since five years prior to the date hereof, none of the Acquired Companies (i) has engaged in activities subject to the ITAR, (ii) has been registered with the U.S. Department of State under the ITAR, or (iii) was required to be registered with the U.S. Department of State under the ITAR.

(g) None of the Acquired Companies holds any authorization from any United States Governmental Body, including OFAC, the Bureau of Industry and Security of the U.S. Department of Commerce, and the Directorate of Defense Trade Controls of the U.S. Department of State, to engage in export activities or other transactions with foreign Persons.

2.15 Governmental Authorizations. Except as has not been and would not be, individually or in the aggregate, material to the Acquired Companies, taken as a whole: (i) the Acquired Companies hold, and since January 1, 2017 have held, all Governmental Authorizations necessary to enable the Acquired Companies to conduct their respective businesses in the manner in which such businesses are currently being conducted; (ii) all such Governmental Authorizations are valid and in full force and effect; (iii) since January 1, 2017, each Acquired Company is and has been in compliance with the requirements of such Governmental Authorizations; and (iv) since January 1, 2017, none of the Acquired Companies has received any written notice from any Governmental Body regarding (A) any violation of or failure to materially comply with any requirement of any material Governmental Authorization or (B) any revocation, withdrawal, suspension, cancellation, termination or material modification of any Governmental Authorization.

2.16 Tax Matters. Except as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect:

(a) (i) each of the Tax Returns required to be filed by or on behalf of any Acquired Company with any Governmental Body with respect to any taxable period ending on or before the Closing Date (the “Acquired Company Returns”): (A) has been or will be filed on or before the applicable due date (including any extensions of such due date); and (B) has been, or will be when filed, accurate and complete and in compliance with all applicable Laws; and (ii) all Taxes, for which the Acquired Companies are liable under applicable Tax Law for any taxable period ending on or before the Closing Date have been or will be timely paid or accrued (in accordance with GAAP) on or before the Closing Date, other than any Taxes that are being contested in good faith by the Acquired Companies;

(b) no waiver of the statute of limitations with respect to Taxes or extensions of time with respect to a Tax assessment or deficiency has been granted (by any Acquired Company) and currently remains in effect;

(c) (i) no deficiencies for Taxes have been claimed, proposed or assessed by any Governmental Body in writing against any Acquired Company except for deficiencies which have been fully satisfied by payment, settled or withdrawn; (ii) no Tax audit, claim or Legal Proceeding is pending or, to the Knowledge of the Company, has been threatened against or with respect to any Acquired Company in respect of any Tax; (iii) there are no Encumbrances for Taxes upon any of the assets of any of the Acquired Companies except for Permitted Encumbrances; and (iv) no written claim, which remains unresolved, has ever been made by any Governmental Body in a jurisdiction where an Acquired Company does not file a Tax Return that it is required to file Tax Returns in such jurisdiction;

(d) no Acquired Company has within the two years prior to Closing constituted either a “distributing corporation” or a “controlled corporation” within the meaning of Section 355(a)(1)(A) of the Code in connection with a distribution of stock qualifying for tax-free treatment under Section 355 of the Code;

(e) no Acquired Company (i) is or has been a member of any affiliated, consolidated, combined, unitary, group relief or similar group for purposes of filing Tax Returns or paying Taxes (other than a group the common parent of which is the Company), or (ii) has any Liability for the Taxes of any Person (other than an Acquired Company) under Treas. Reg. § 1.1502-6 (or any similar provision of state, local or foreign Law, including any arrangement for group or consortium relief or similar arrangement), as a transferee or successor, by Contract (except for an Excluded Tax Agreement) or otherwise;

(f) none of the Acquired Companies is a party to a Tax indemnity agreement, Tax sharing agreement, Tax allocation agreement or similar Contract (except for an agreement (i) solely between the Acquired Companies, (ii) that will terminate as of Closing or (iii) entered into in the ordinary course of business and not primarily related to Taxes, each an “Excluded Tax Agreement”);

(g) the Acquired Companies have complied with Section 482 of the Code or any similar provision of U.S., state, local or foreign Tax Laws relating to transfer pricing (including the maintenance of contemporaneous documentation and the preparation of all required transfer pricing reports);

(h) no Acquired Company has participated in, or is currently participating in, a “Listed Transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2) (or a similar provision of state, local or non-U.S. Law);

(i) none of the Acquired Companies: (i) is a “passive foreign investment company” within the meaning of Section 1297 of the Code; or (ii) since January 1, 2017, has recognized any Subpart F income, as defined in Section 952 of the Code during a taxable year of such Acquired Company ending on or prior to the Closing Date;

(j) none of the Acquired Companies will be required to include any items of income in, or exclude any items of deduction from, taxable income for a taxable period ending after the Closing as a result of: (i) any change in accounting method pursuant to Section 481 or 263A of the Code (or any comparable provision under state, local or foreign Tax Laws) as a result of transactions or events occurring, or accounting methods employed, in a period ending prior to the Closing; (ii) deferred intercompany gain described in the Treasury Regulations under Section 1502 of the Code (or any similar provision of U.S. state, local or foreign Tax Laws) arising from any transaction that occurred prior to the Closing; (iii) any installment sale or open transaction disposition that occurred prior to the Closing; (iv) any prepaid amount received outside the ordinary course of business prior to the Closing; or (v) any election under Section 108(i) of the Code made prior to the Closing;

(k) each of the Acquired Companies has withheld from each payment or deemed payment made to Company Associates or to its past or present suppliers, creditors, stockholders or other third parties all Taxes and other deductions required to be withheld and has, within the time and in the manner required by applicable Laws, paid such withheld amounts to the proper Governmental Bodies and complied with all reporting and record retention requirements related to such Taxes; and

(l) the net operating losses of the Acquired Companies, prior to giving effect to the Merger and the other Contemplated Transactions, are not currently subject to any limitation under Section 382 or 384 of the Code.

2.17 Employee and Labor Matters; Benefit Plans.

(a) The Company has Made Available to Parent a list (redacted to the extent required by applicable Laws) of all current employees of each of the Acquired Companies based in the United States as of the date of this Agreement, which list accurately provides in all material respects: (i) their dates of hire or retention; (ii) their current annual base salaries and/or hourly wages; (iii) their city and state of employment or service; and (iv) their status as full-time, part-time, temporary or seasonal employees. The employment of each employee of an Acquired Company who performs services for such Acquired Company exclusively or primarily in the United States is terminable by such Acquired Company “at will” (and without penalty or Liability, whether in respect of severance payments and benefits or otherwise) and the employment of each employee of an Acquired Company who performs services for such Acquired Company exclusively or primarily outside the United States is terminable either “at will” or at the expiration of a standard notice period as set forth in applicable local regulations or contained in a written Contract identified in Section 2.17(a) of the Disclosure Schedule or as otherwise required by and in accordance with applicable Law.

(b) None of the Acquired Companies is or, to the Knowledge of the Company, has ever been a party to, subject to, or under any obligation to bargain for, any collective bargaining agreement, works council, labor, voluntary recognition or similar agreement with respect to any Company Associate or other Contract with a labor organization, union, works council or similar entity representing any Company Associate, and there are no labor organizations representing, purporting to represent or, to the Knowledge of the Company, seeking to represent any employee or Contract Worker of any of the Acquired Companies. To the Knowledge of the Company, there are no organizing, election or other activities pending or threatened by or on behalf of any union, works council, employee representative or other labor organization or group of employees with respect to any Company Associate. To the Knowledge of the Company, since January 1, 2017, none of the Acquired Companies has ever engaged in any unfair labor practice of any nature. There is no union, works council, employee representative or other labor organization, which, pursuant to any applicable Law, must be notified, consulted or with which negotiations need to be conducted in connection with any of the Contemplated Transactions. There is no unfair labor practice complaint or charge pending or, to the Knowledge of the Company, threatened, against any Acquired Company before the U.S. National Labor Relations Board or any similar body in the United States or any other country in which any Acquired Company has employees or performs services. No petition has been filed with the National Labor Relations Board or any similar agency requesting certification of a collective bargaining representative and no other union organizing efforts are pending or threatened in writing. Since January 1, 2017, no Acquired Company has been the subject of a slowdown, strike, picketing, boycott, group work stoppage, labor dispute, attempt to organize or union organizing activity, or any similar activity or dispute, affecting any of the Acquired Companies or any of their employees.

(c) Except as has not resulted in and would not result in any material liability to the Acquired Companies, taken as a whole, each Company Associate that renders or has rendered services to any of the Acquired Companies that is classified as a Contract Worker or other non-employee status or as an exempt or non-exempt employee, is properly characterized as such for all purposes, including: (i) for purposes of the Fair Labor Standards Act and similar applicable state, local, provincial and foreign Laws governing the payment of wages (including overtime and premium wages); (ii) applicable Tax Laws; and (iii) unemployment insurance and worker’s compensation obligations, and the Acquired Companies have properly classified and treated each such individual in accordance with all applicable Laws and for purposes of all applicable Company Employee Plans and perquisites. No Contract Worker is eligible to participate in any Company Employee Plan. To the Knowledge of the Company, none of the Acquired Companies has any Liability for any misclassification of any Company Associate as an independent contractor or any non-exempt employee as an exempt employee. Except as has not resulted in and would not result in any material Liability to the Acquired Companies, taken as a whole, none of the Acquired Companies has ever had any temporary, seasonal or leased employees that were not treated and accounted for in all respects as employees of such Acquired Company.

(d) Except as has not resulted in and would not result in any material liability to the Acquired Companies, taken as a whole, each Acquired Company is, and since January 1, 2017 has been, in compliance with all applicable Laws respecting employment, hiring practices, employment practices, terms and conditions of employment, wages, hours or other labor-related matters, including Laws relating to discrimination, equal pay, wages and hours, overtime, business expense reimbursements, labor relations, leaves of absence, paid sick leave laws, work breaks, classification of employees (including exempt and independent contractor status), occupational health and safety, privacy, fair credit reporting, harassment, retaliation, disability rights and benefits, reasonable accommodation, equal employment, fair employment practices, immigration, wrongful discharge or violation of personal rights including the Worker Adjustment and Retraining Notification Act (and any similar foreign, provincial, state or local statute or regulation) (the “WARN Act”). Since January 1, 2017, none of the Acquired Companies has effectuated a “plant closing,” “termination,” “relocation,” or “mass layoff” as those terms are used in the WARN Act and similar laws or has become subject to any obligation under any applicable Law or otherwise to notify or consult with, prior to or after the Effective Time, any Governmental Body or other Person with respect to the impact of the Contemplated Transactions. To the Knowledge of the Company, none of the Acquired Companies’ policies or practices has ever been, or is currently being, audited or investigated by any Governmental Body.

(e) No formal complaint, charge or claim of sexual harassment, sexual assault, sexual misconduct or similar behavior has been made since January 1, 2017, against any person who is or was a director, executive officer or any direct report of an executive officer of any Acquired Company in such person’s capacity as such (a “Sexual Misconduct Allegation”). Since January 1, 2017, or to the Knowledge of the Company, any time prior thereto, no Acquired Company has entered into any settlement agreement relating directly or indirectly to any Sexual Misconduct Allegation.

(f) Section 2.17(f) of the Disclosure Schedule contains an accurate and complete list of each Company Employee Plan and separately identifies each Foreign Plan in effect as of the date hereof. None of the Acquired Companies intends as of the date hereof, and none of the Acquired Companies has committed, to establish or enter into any new arrangement that would constitute a Company Employee Plan, or to materially modify any Company Employee Plan (except to conform any such Company Employee Plan to the requirements of any applicable Laws). The Company has Made Available to Parent, in each case, to the extent applicable and in effect as of the date hereof: (i) accurate and complete copies of all documents setting forth the terms of each Company Employee Plan, including all amendments thereto and all related trust documents; (ii) the most recent summary plan description, together with summaries of the material modifications thereto, if any, required under ERISA with respect to each Company Employee Plan; (iii) all trust agreements, insurance contracts and funding agreements; (iv) all discrimination tests required under the Code for each Company Employee Plan intended to be qualified under Section 401(a) of the Code for the most recent plan year; and (v) the most recent IRS determination or opinion letter issued with respect to each Company Employee Plan intended to be qualified under Section 401(a) of the Code.

(g) Each Company Employee Plan has been established, maintained and operated in all material respects in accordance with its terms and in compliance in all material respects with all applicable Laws, including ERISA and the Code. Any Company Employee Plan intended to be qualified under Section 401(a) of the Code and each trust intended to be qualified under Section 501(a) of the Code is so qualified and has obtained a favorable determination letter (or opinion letter, if applicable) as to its qualified status under the Code and, to the Knowledge of the Company, nothing has occurred since the date of the most recent determination that would reasonably be expected to adversely affect such qualification. No “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Employee Plan. There is no audit, Legal Proceeding or material inquiry pending or, to the Knowledge of the Company, threatened or reasonably anticipated by the IRS, DOL or any other Governmental Body with respect to any Company Employee Plan. None of the Acquired Companies or any ERISA Affiliate has incurred any material penalty or Tax with respect to any Company Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code or any material penalty or Tax under applicable Laws, which has not been paid or satisfied in full as of the date hereof. Each of the Acquired Companies and ERISA Affiliates have timely made all contributions and other payments required by and due under the terms of each Company Employee Plan and, to the extent not yet due, such contributions and other payments have been adequately accrued in the consolidated financial statements (including any related notes) contained or incorporated by reference in the Company SEC Reports. Each Foreign Plan that is required to be registered or approved by any Governmental Body under applicable Laws has been so registered or approved.

(h) None of the Acquired Companies, and no ERISA Affiliate, has, within the past six years, maintained, established, sponsored, participated in, or contributed to, or been obligated to contribute to or has any Liability in respect of, any: (i) plan subject to Title IV of ERISA or Section 412 of the Code; (ii) “multiemployer plan” within the meaning of Section (3)(37) of ERISA; or (iii) plan described in Section 413 of the Code. No Company Employee Plan is or has been funded by, associated with or related to a “voluntary employee’s beneficiary association” within the meaning of Section 501(c)(9) of the Code. Except as set forth in Section 2.17(h) of the Disclosure Schedule, no Company Employee Plan subject to ERISA holds stock issued by the Company or any of its current ERISA Affiliates as a plan asset. The fair market value of the assets of each funded Foreign Plan, the Liability of each insurer for any Foreign Plan funded through insurance, or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide in full for the accrued benefit obligations, with respect to all current and former participants in such Foreign Plan according to the reasonable actuarial assumptions and valuations most recently used to determine employer contributions to and obligations under such Foreign Plan, and none of the Contemplated Transactions will cause any such assets or insurance obligations to be less than such benefit obligations.

(i) Except as set forth in Section 2.17(i) of the Disclosure Schedule, no Company Employee Plan provides (except at no cost to the Acquired Companies or any Affiliate of any Acquired Company), or reflects or represents any Liability of any of the Acquired Companies or any Affiliate of any Acquired Company to provide, post-termination or retiree life insurance, post-termination or retiree health benefits or other post-termination or retiree employee welfare benefits to any Person for any reason, except as may be required by COBRA or other applicable Laws.

(j) Except as set forth in Section 2.17(j) of the Disclosure Schedule, and except as expressly required or provided by this Agreement, neither the execution of this Agreement nor the consummation of the Contemplated Transactions will (either alone or in combination with another event, whether contingent or otherwise): (i) result in any payment (whether of bonus, change in control, retention, severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Company Associate; or (ii) create any limitation or restriction on the right of any Acquired Company to merge, amend or terminate any Company Employee Plan. Without limiting the generality of the foregoing, except as set forth in Section 2.17(j) of the Disclosure Schedule, no amount payable to any Company Associate as a result of the execution and delivery of this Agreement or the consummation of any of the Contemplated Transactions (either alone or in combination with any other event) would be an “excess parachute payment” within the meaning of Section 280G of the Code or would be nondeductible under Section 280G of the Code. None of the Acquired Companies has any obligation to compensate any Company Associate for any Taxes incurred by such Company Associate under Section 4999 of the Code.

(k) Each Company Employee Plan or other Contract between any Acquired Company and any Company Associate that is a “nonqualified deferred compensation plan” subject to Section 409A of the Code is and has at all times been administered in good faith documentary and operational compliance with the requirements of Section 409A of the Code. No Acquired Company has any obligation to gross-up or otherwise reimburse any Company Associate for any tax incurred by such person pursuant to Section 409A of the Code.

2.18 Environmental Matters. An accurate and complete list of all material Governmental Authorizations required under Environmental Laws as of the date of this Agreement is set forth in Section 2.18 of the Disclosure Schedule. Except as has not had and would not have, individually or in the aggregate, a Material Adverse Effect:

(a) Except as set forth in Section 2.18(a) of the Disclosure Schedule, each of the Acquired Companies is, and since January 1, 2017, has been, in compliance with all Environmental Laws, including timely applying for, possessing, maintaining, and complying with the terms and conditions of all Governmental Authorizations required under applicable Environmental Laws;

(b) Except as set forth in Section 2.18(b) of the Disclosure Schedule, no Acquired Company has any Liability under any Environmental Law, nor is any Acquired Company responsible for any such Liability of any other person under any Environmental Law, whether by contract, by operation of law or otherwise;

(c) Except as set forth in Section 2.18(c) of the Disclosure Schedule, none of the properties currently or formerly owned, leased or operated by any of the Acquired Companies contains Hazardous Materials in an amount exceeding the levels allowed by, requiring investigation or remediation under, or otherwise permitted by, applicable Environmental Laws;

(d) Except as set forth in Section 2.18(d) of the Disclosure Schedule, since January 1, 2017, none of the Acquired Companies has received any written notice from any Person that alleges that any of the Acquired Companies is in violation of, or has any material Liability under, any Environmental Law; and

(e) Except as set forth in Section 2.18(e) of the Disclosure Schedule there has been no Release at, on, under or from any Leased Real Property or any other property that is or was owned, operated or leased by any of the Acquired Companies or at any property or facility at which any Acquired Company has arranged for the transportation, disposal or treatment of Hazardous Materials.

2.19 Insurance. The Company has Made Available to Parent accurate and complete copies of all insurance policies that are material to the business of the Acquired Companies, taken as a whole, as currently conducted. Since January 1, 2017: (a) each of the Acquired Companies’ material insurance policies is and has been in full force and effect, except for policies that have expired under their terms in the ordinary course and that have been replaced with policies of comparable coverage; (b) no written notice of default or termination has been received by any Acquired Company in respect of such insurance policies; (c) all premiums due on such insurance policies have been paid in full; (d) none of the Company or the wholly-owned Subsidiaries of the Company and, to the Knowledge of the Company, none of the other Acquired Companies has received any written notice regarding any: (i) cancellation or invalidation of any material insurance policy; (ii) refusal of any coverage or rejection of any material claim under any material insurance policy; or (iii) material adjustment in the amount of the premiums payable with respect to any insurance policy; (e) to the Knowledge of the Company, none of the Acquired Companies has been refused any insurance with respect to its material businesses, operations or assets, nor has its coverage been materially limited, by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance; and (f) for any insurance policy with a “claims-made” reporting trigger, each Acquired Company has reported all material claims and, to the Knowledge of the Company, any circumstance that would be reasonably expected to give rise to any material claim (as claim is defined in such insurance policy) to any respective insurance carrier.

2.20 Legal Proceedings; Orders.

(a) There is no pending Legal Proceeding (in the case of clause (ii) below, as of the date hereof), and, to the Knowledge of the Company, no Person has threatened to commence any Legal Proceeding (in the case of clause (ii) below, as of the date hereof), that involves any of the Acquired Companies or their respective businesses, directors, officers or other key employees (acting in their capacities as such) or any of the assets owned or used by any of the Acquired Companies, which Legal Proceeding (i) is or would be, individually or in the aggregate, material to the business of the Acquired Companies, taken as a whole, or (ii) in any manner challenges or seeks to prevent, enjoin, materially alter or materially delay the Merger or any of the other Contemplated Transactions.

(b) There is no Order to which any of the Acquired Companies, or any of the assets owned or used by any of the Acquired Companies, is subject, except for any such Orders that have not had and would not have, individually or in the aggregate, a Material Adverse Effect (excluding, solely for purposes of this Section 2.20(b), clause “(b)” of the definition thereof) or that, as of the date of this Agreement, would not reasonably be expected to prevent, enjoin, materially alter or materially delay the Merger or any of the other Contemplated Transactions. To the Knowledge of the Company, no officer or other key employee of any of the Acquired Companies is subject to any Order that prohibits such officer or such key employee from engaging in the business of any of the Acquired Companies in his or her capacity as such.

2.21 Takeover Statutes; No Rights Plan. The Company’s board of directors has taken all corporate action required to have been taken by it in order to render the restrictions on business combinations contained in Section 912 of the NYBCL inapplicable to the execution, delivery and performance of this Agreement and the Support Agreements and to the consummation of the Merger and the other Contemplated Transactions. None of such actions by the Company’s board of directors has been amended, rescinded or modified. There are no other “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statutes or regulations (each, a “Takeover Statute”) applicable to this Agreement, any Support Agreement, any Acquired Company, the Merger or any of the other Contemplated Transactions, including any Takeover Statute that would, in any material respect, limit or restrict Parent or any of its Affiliates from exercising its ownership of shares of Company Common Stock acquired in the Merger. The Company has no stockholder rights plan, “poison pill” or similar agreement or arrangement in effect.

2.22 Vote Required. The affirmative vote of the holders of two-thirds of the shares of Company Common Stock outstanding on the record date for the Company Stockholders Meeting, voting as a single class (the “Required Company Stockholder Vote”), is the only vote of the holders of any class or series of the Company’s capital stock necessary to adopt this Agreement and approve the Merger.

2.23 Non-Contravention; Consents. Neither the execution, delivery or performance of this Agreement nor the consummation of the Merger or any of the other Contemplated Transactions, will (with or without notice or lapse of time):

(a) contravene, conflict with or result in a violation of any of the provisions of the certificate of incorporation, bylaws, shareholders agreement or other charter or organizational documents of any of the Acquired Companies, except as set forth on Section 2.23(a) of the Disclosure Schedule;

(b) contravene, conflict with or result in a violation of any Law, Order or Governmental Authorization to which any of the Acquired Companies, or any of the assets owned or used by any of the Acquired Companies, is subject;

(c) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Material Contract, or give any Person the right to: (i) declare a default under or terminate any Material Contract; (ii) accelerate the maturity or performance of any Material Contract; or (iii) cancel, terminate or modify any Material Contract, in each case, in any material respect; or

(d) result in the imposition or creation of any Encumbrance (other than any Permitted Encumbrance) upon or with respect to any material asset owned or used by any of the Acquired Companies (except, in the case of clauses “(a)” through “(d)” above, for any such contraventions, conflicts, violations, breaches, defaults, other occurrences or Encumbrances that would not, individually or in the aggregate, be material to the business of the Acquired Companies, taken as a whole, or prevent, materially delay or materially impair the ability of the Company to consummate the Merger or any of the other Contemplated Transactions).

Except as may be required by the Securities Act, the Exchange Act, state securities or “blue sky” laws, the NYBCL, any applicable antitrust Law, or the DPA, and the notice required to be given to the DCSA pursuant to 1-302 of the National Industrial Security Program Operating Manual (“NISPOM”), and where the failure to make such filing, give notice or obtain consent would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, none of the Acquired Companies is required to make any filing with or give any notice to, or to obtain any Consent from, any Governmental Body in connection with (x) the execution, delivery or performance of this Agreement or (y) the consummation of the Merger or any of the other Contemplated Transactions.

2.24 Opinion. The Company’s board of directors has received the opinion of Robert W. Baird & Co. Incorporated (“Baird”), financial advisor to the Company, to the effect that, as of the date thereof and subject to the limitations, qualifications, assumptions and other matters considered in the preparation thereof, the Price Per Share to be received by the holders of Company Common Stock (other than the Excluded Holders) is fair, from a financial point of view, to such holders. The Company will furnish, for informational purposes only, a complete copy of such opinion to Parent as soon as practicable following the receipt of a written copy thereof, and, subject to the terms of the Company’s engagement letter with Baird, the Company has received the authorization of Baird to include a copy of such opinion in the Proxy Statement.

2.25 Advisors’ Fees. Except for Baird, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or any of the other Contemplated Transactions based upon arrangements made by or on behalf of any of the Acquired Companies. The Company has furnished to Parent accurate and complete copies of all agreements under which any such fees, commissions or other amounts have been paid or may become payable and all indemnification agreements related to the engagement of Baird; provided that the Company may redact any portions of those agreements to the extent related to services to be provided, and fees that may become payable, in connection with any Alternative Proposals or Superior Proposals.

2.26 Disclosure. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is mailed to the stockholders of the Company or at the time of the Company Stockholders Meeting (or any adjournment or postponement thereof), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

2.27 No Additional Representations. Except for the representations and warranties made by the Company contained in Section 2 of this Agreement (as modified by the Disclosure Schedule), the Company has not made and makes no other express or implied representation or warranty, either written or oral, on behalf of the Acquired Companies or in connection with this Agreement or the Contemplated Transactions.

Section 3. Representations and Warranties of Parent and Merger Sub

Parent and Merger Sub represent and warrant to the Company as follows:

3.1 Organization. Parent is a corporation duly organized, validly existing and in good standing under the laws of Canada, and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

3.2 Authority; Binding Nature of Agreement. Parent and Merger Sub have all requisite power and authority to perform their obligations under this Agreement and to consummate the Contemplated Transactions, and the execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Contemplated Transactions have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, subject only to the adoption of this Agreement by the sole stockholder of Merger Sub, which adoption will take place prior to or immediately following the execution of this Agreement. This Agreement has been duly executed and delivered by Parent and Merger Sub and constitutes the legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to the Enforceability Exceptions.

3.3 Non-Contravention; Consents. Neither the execution, delivery or performance of this Agreement by Parent and Merger Sub nor the consummation by Parent and Merger Sub of the Merger or any of the other Contemplated Transactions will:

(a) contravene, conflict with or result in a violation of any of the provisions of the certificate of incorporation, memorandum of association, bylaws, shareholders agreement or other charter or organizational documents of Parent or Merger Sub;

(b) contravene, conflict with or result in a violation of any Law, Order or Governmental Authorization to which Parent, Merger Sub or any of their material Subsidiaries, or any of the material assets owned or used by Parent, Merger Sub or any of their material Subsidiaries, is subject;

(c) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any material Contract to which Parent, Merger Sub or any of their material Subsidiaries is a party, or give any Person the right to: (i) declare a default under or terminate any such Contract; (ii) accelerate the maturity or performance of any such Contract; or (iii) cancel, terminate or modify any such Contract, in each case, in any material respect; or

(d) result in the imposition or creation of any material Encumbrance (other than any Permitted Encumbrance) upon or with respect to any material asset owned or used by any of Parent, Merger Sub or their material Subsidiaries (except, in the case of clauses “(b)” through “(d)” above, for any such contraventions, conflicts, violations, breaches, defaults, other occurrences or Encumbrances that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger or any of the other Contemplated Transactions).

Except as may be required by the Securities Act, the Exchange Act, state securities or “blue sky” laws, the NYBCL, any applicable antitrust Law or the DPA and except for the notice required to be given to the DCSA and where the failure to make such filing, give notice or obtain consent would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger or any of the other Contemplated Transactions, none of Parent, Merger Sub or their respective Subsidiaries is required to make any filing with or give any notice to, or to obtain any Consent from, any Governmental Body in connection with (x) the execution, delivery or performance of this Agreement or (y) the consummation of the Merger or any of the other Contemplated Transactions.

3.4 Funding. Parent has, and as of the Effective Time will have, access to sufficient cash, available lines of credit or other sources of readily available funds to enable it to pay all amounts required to be paid as Merger Consideration in the Merger and any fees and expenses incurred in connection with the Contemplated Transactions. Parent will ensure that Merger Sub will have the resources and capabilities (financial or otherwise) to perform its obligations hereunder. Parent acknowledges and agrees that its obligations under this Agreement are not subject to any condition regarding Parent’s ability to obtain financing for the consummation of the Contemplated Transactions.

3.5 Legal Proceedings; Orders.

(a) As of the date hereof, there is no pending Legal Proceeding against Parent, Merger Sub or any their respective Subsidiaries which in any manner challenges or seeks to prevent, enjoin, materially alter or materially delay the Merger or any of the other Contemplated Transactions.

(b) There is no Order to which Parent, Merger Sub or any of their respective Subsidiaries is subject, except for any such Order as of the date of this Agreement that would not be reasonably expected to prevent, enjoin, materially alter or materially delay the Merger or any of the other Contemplated Transactions.

3.6 Disclosure. None of the information supplied by or on behalf of Parent for inclusion in the Proxy Statement will, at the time the Proxy Statement is mailed to the stockholders of the Company or at the time of the Company Stockholders Meeting (or any adjournment or postponement thereof), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

3.7 Ownership and Operations of Merger Sub. Parent owns directly or indirectly, beneficially and of record, all of the outstanding capital stock of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the Merger and the other Contemplated Transactions, has engaged in no other business activities and conducted its operations only as contemplated hereby.

3.8 Advisors’ Fees. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or any of the other Contemplated Transactions from the Company based upon arrangements made by or on behalf of Parent, Merger Sub or any of their respective Subsidiaries.

3.9 No Additional Representations. Except for the representations and warranties made by Parent and Merger Sub contained in Section 3 of this Agreement, neither Parent nor Merger Sub has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Parent or Merger Sub or in connection with this Agreement or the Contemplated Transactions.

Section 4. Certain Covenants of the Company

4.1 Access and Investigation. Subject to applicable Law, during the Pre-Closing Period, the Company shall, shall ensure that each of the Company’s controlled Subsidiaries (excluding, for the avoidance of doubt, GAC) shall, and shall use reasonable best efforts to cause (including by exercising any rights under any applicable governing document) each of the other Acquired Companies to: (i) provide Parent and Parent’s Representatives with reasonable access to such Acquired Company and its personnel, properties and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to such Acquired Company upon reasonable advance notice during normal business hours and in such a manner as not to unreasonably interfere with the normal operation of the business of such Acquired Company; (ii) provide Parent and Parent’s Representatives with such copies of the existing books, records, Tax Returns, work papers and other documents and information relating to such Acquired Company, and with such additional financial, operating and other data and information (including preparing and providing complete lists or reports of employee and independent contractor information reasonably requested by Parent) regarding such Acquired Company, as Parent may reasonably request; and (iii) use commercially reasonably efforts to cause such Acquired Companies’ third-party Representatives to cooperate with Parent and Parent’s Representatives in such investigations; provided, that no information or knowledge obtained by Parent or Merger Sub or investigation pursuant to this Section 4.1 or otherwise shall affect or be deemed to modify any representation, warranty, covenant or agreement made by the Company herein or the conditions to the obligation of any party to effect the Merger and otherwise consummate the Contemplated Transactions in accordance with the terms and provisions hereof or otherwise prejudice in any way the rights and remedies of Parent or Merger Sub hereunder, nor shall any such information, knowledge or investigation be deemed to affect or modify Parent’s or Merger Sub’s reliance on the representations, warranties, covenants and agreements made by the Company in this Agreement; provided, further, that the foregoing shall not require the Acquired Companies to permit any inspection, or to disclose any information, that would reasonably be expected to (a) result in the disclosure of any trade secrets of third parties or violate any of its obligations to third parties with respect to confidentiality, (b) result in a waiver or otherwise jeopardize the protection of any applicable privilege (including attorney-client privilege) or other immunity or protection or (c) contravene any (1) Law applicable to any of the Acquired Companies or their respective businesses or (2) Contract to which any of the Acquired Companies is a party or by which any of their assets or properties are bound (so long as the Acquired Companies have used commercially reasonably efforts to obtain the required consent of such third party to such inspection or disclosure). All requests for access or information made pursuant to this Section 4.1 shall be directed to an executive officer or other Person designated by the Company. All such information shall be governed by the terms of the Confidentiality Agreement.

4.2 Operation of the Company’s Business.

(a) During the Pre-Closing Period, except (w) as may be required by applicable Law, (x) with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), (y) as expressly required by this Agreement or (z) as set forth in Section 4.2(a) of the Disclosure Schedule: (i) the Company shall conduct, and shall ensure that each of the Company’s controlled Subsidiaries (excluding, for the avoidance of doubt, GAC) conducts, and shall use reasonable best efforts to cause (including by exercising any rights under any applicable governing document) each of the other Acquired Companies to conduct, its business and operations in the ordinary course and consistent with past practices; (ii) the Company shall use commercially reasonable efforts to ensure that the Company and each of its controlled Subsidiaries (excluding, for the avoidance of doubt, GAC) preserves intact, and to cause (including by exercising any rights under any applicable governing document) each of the other Acquired Companies to preserve intact, its current business organization, keeps available the services of its current officers and other employees (other than for routine terminations in the ordinary course of business consistent with past practice of employees who are not Key Employees) and key service providers and maintains its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having material business relationships with such Acquired Company; and (iii) the Company shall promptly notify Parent of the receipt of any written notice from any Person alleging that the Consent of such Person is or may be required in connection with the Merger or any of the other Contemplated Transactions.

(b) During the Pre-Closing Period, except (w) as may be required by applicable Law, (x) with the prior written consent of Parent (which consent shall not be unreasonable withheld, conditioned or delayed); (y) as expressly required by this Agreement or (z) as set forth in Section 4.2(b) of the Disclosure Schedule, the Company shall not, and the Company shall ensure that each of the Company’s controlled Subsidiaries (excluding, for the avoidance of doubt, GAC) do not, and shall use reasonable best efforts to cause (including by exercising any rights under any applicable governing document) each of the other Acquired Companies not to:

(i) declare, accrue, set aside or pay any dividend or make any other distribution (whether in cash, stock or otherwise) in respect of any shares of capital stock (except for (A) the Special Dividend or (B) dividends paid by any Subsidiary of the Company in the ordinary course consistent with past practice to the Company or to any other wholly owned Subsidiary of the Company), or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities;

(ii) sell, issue, grant or authorize the sale, issuance or grant of: (A) any capital stock or other security; (B) any option, stock appreciation right, restricted stock unit, deferred stock unit, market stock unit, performance stock unit, restricted stock award or other equity-based compensation award (whether payable in cash, stock or otherwise), call, warrant or right to acquire any capital stock or other security; or (C) any instrument convertible into or exchangeable for any capital stock or other security;

(iii) amend or waive any of its rights under, or accelerate the vesting under, any provision of any of the Company Stock Award Plans or any provision of any Contract evidencing any Company Equity Award, or otherwise modify any of the terms of any outstanding Company Equity Award, warrant or other security or any related Contract;

(iv) amend or permit the adoption of any amendment to its certificate of incorporation or bylaws or other charter or organizational documents, or effect or become a party to any liquidation, dissolution, merger, consolidation, share exchange, business combination, plan or scheme of arrangement, amalgamation, restructuring, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction;

(v) form any Subsidiary or acquire any equity interest or other interest in any other Entity;

(vi) make any capital expenditure or incur any obligation or liability in respect thereof other than expressly provided for in the budget of the Acquired Companies Made Available to Parent or in an amount not exceeding $150,000, individually, or $500,000 in the aggregate;

(vii) (A) enter into or become bound by, or permit any of the assets owned or used by it to become bound by, any Material Contract; or (B) renew, extend, amend or terminate, or waive or exercise any material right or remedy under, any Material Contract, other than in the ordinary course of business and consistent with past practices;

(viii) enter into or become bound by any Contract imposing any material restriction on the right or ability of any Acquired Company (A) to engage in any line of business or compete with, or provide services to, any other Person or in any geographic area, (B) to acquire any material product or other material asset or any service from any other Person, sell any product or other material asset to or perform any service for any other Person, or transact business or deal in any other manner with any other Person or (C) to develop, sell, supply, license, distribute, offer, support or service any material product or any material Intellectual Property Rights or other material asset to or for any other Person;

(ix) enter into or become bound by any Contract that (A) grants material and exclusive rights to license, market, sell or deliver any product of any Acquired Company, (B) contains any “most favored nation” or similar provision in favor of the other party or (C) contains a right of first refusal, first offer or first negotiation or any similar right with respect to any asset owned by an Acquired Company that is material to the Acquired Companies, taken as a whole;

(x) (i) other than in the ordinary course of business consistent with past practice, acquire, lease or license any right or other asset from any other Person (other than licenses for commercially available software or software-as-a-service and licenses ancillary to commercial Contracts) or (ii) other than with respect to immaterial rights or assets in the ordinary course of business consistent with past practice, sell or otherwise dispose of, or lease or license, any right or other asset to any other Person (other than (A) non-exclusive licenses or (B) licenses or grants of Intellectual Property Rights ancillary to commercial agreements);

(xi) make any pledge of any of its material assets or permit any of its material assets to become subject to any Encumbrance (other than Permitted Encumbrances), except in connection with the incurrence of any indebtedness permitted under subsection (xii) of this Section 4.2(b);

(xii) lend or advance money to any Person, other than routine advances to employees and independent contractors for travel and other normal business expenses incurred in the ordinary course of business consistent with past practices in accordance with the Company’s policies, or incur, assume, guarantee, prepay, redeem or modify in any material respect any indebtedness (directly, contingently, or otherwise) other than borrowings in the ordinary course of business under the Company’s existing credit facilities (or replacements thereof) and in respect of letters of credit; provided, however, that any wholly owned Subsidiary of the Company may lend money to any other wholly owned Subsidiary of the Company, or incur any indebtedness to, or guarantee any indebtedness of any other wholly owned Subsidiary of the Company, in each case in the ordinary course of business and consistent with past practices;

(xiii) except as required by applicable Law or required by the terms of any Company Employee Plan disclosed on Section 2.17(f) of the Disclosure Schedule, (A) enter into any collective bargaining agreement, works council agreement or other Contract with any employee representative body, (B) establish, adopt, enter into, materially amend or terminate any Company Employee Plan or any plan, practice, agreement, arrangement or policy that would be a Company Employee Plan if it was in existence on the date of this Agreement, or (C) pay, or make any new commitment to pay, any bonus, cash incentive payment or profit-sharing or similar payment to, or increase or make any commitment to increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any Company Associate (except that the Company (1) may, subject to the limitations set forth in Section 4.2(b)(xiii) of the Disclosure Schedule, provide routine, reasonable salary increases to non-officer employees in the ordinary course of business and in accordance with past practices in connection with the Company’s customary employee review process and (2) may, subject to the limitations set forth in Section 4.2(b)(xiii) of the Disclosure Schedule, make customary bonus payments consistent with past practices in accordance with existing bonus plans referred to in Section 2.17(f) of the Disclosure Schedule);

(xiv) (A) hire or terminate (other than for cause) any employee located in the United States with an annualized base salary in excess of $150,000; (B) hire or terminate (other than for cause) any employee located outside the United States at the level of director or above or with an annual base salary in excess of $100,000 (such employees in clauses “(A)” and “(B)” above, “Key Employees”); (C) promote any employee to an executive office, except in order to fill a vacant position in existence as of the date of this Agreement; or (D) other than in the ordinary course of business consistent with past practice and upon reasonable advance notice to Parent, engage any new consultant or Contract Worker for a period exceeding 30 days;

(xv) (A) change in any material respect any of its methods of accounting or accounting practices (except as required by GAAP, IFRS or a Governmental Body); or (B) write down any of its material assets in excess of $250,000 in the aggregate, except for depreciation and amortization in accordance with GAAP or IFRS, as applicable, in the ordinary course of business and consistent with past practices;

(xvi) (A) make any material Tax election (or allow any material Tax election previously made to expire) unless otherwise required by applicable Law; (B) amend any material Tax Return; (C) settle or compromise any claim, audit or Legal Proceeding relating to material Taxes, or enter into any closing agreement relating to material Taxes; or (D) request any Tax ruling;

(xvii) enter into any Contract covering any Company Associate or make any payment to any Company Associate that, considered individually or collectively with any other such Contracts or payments, will or would reasonably be expected to be characterized as an “excess parachute payment” within the meaning of Section 280G(b)(2) of the Code or give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 162(m) of the Code (or any comparable provision under U.S. state or local or non-U.S. Tax Laws);

(xviii) other than with respect to Stockholder Litigation, which shall be governed by Section 5.10, and appraisal litigation, which shall be governed by Section 1.8, commence or settle any Legal Proceeding for a payment in excess of $250,000, except with respect to routine matters in the ordinary course of business and consistent with past practices;

(xix) other than in the ordinary course of business, transfer or repatriate to the U.S. cash, cash equivalents or liquid short-term or long-term investments held outside the U.S. if any material U.S. withholding or income Taxes would be incurred in connection with such repatriation;

(xx) become party to or approve or adopt any stockholder rights plan or “poison pill” agreement or similar takeover protection;

(xxi) cancel or terminate or allow to lapse without a commercially reasonable substitute policy therefor, or amend in any material respect or enter into, any material insurance policy, other than the renewal of existing insurance policies or entering into comparable substitute policies therefor; or

(xxii) authorize, approve, agree, commit or offer to take any of the actions described in clauses “(i)” through “(xxi)” of this Section 4.2(b).

Notwithstanding the foregoing, nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the business and operations of the Acquired Companies prior to the Closing. Prior to the Closing, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over the business and operations of the Acquired Companies.

(c) During the Pre-Closing Period, each of the Company and Parent shall promptly notify the other in writing of the occurrence or non-occurrence of any event that has resulted or would reasonably be expected to result in any condition set forth Section 6 or Section 7 not being satisfied or (with respect to the Company) a Material Adverse Effect. Without limiting the generality of the foregoing or any other rights or obligations of the parties, the Company shall promptly advise Parent in writing of any material Legal Proceeding or material claim threatened in writing, commenced or asserted against or with respect to any of the Acquired Companies. No notification given pursuant to this Section 4.2(c) shall limit or otherwise affect any of the representations, warranties, covenants or obligations of the parties contained in this Agreement, and failure to provide such notification pursuant to Section 4.2(c) shall not, in and of itself, be deemed to implicate any of the conditions to the Closing under this Agreement.

4.3 Go-Shop; No Solicitation.

(a) Notwithstanding anything to the contrary contained in this Agreement, during the period beginning on the date of this Agreement and continuing until 11:59 p.m. (New York time) on September 27, 2019 (the “No-Shop Period Start Date”), the Company and its Representatives shall have the right to, directly or indirectly, (i) initiate, solicit, facilitate and encourage the making of any proposal or offer from any Person that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, including by way of providing access to non-public information to such Person and its Representatives, so long as such Person has executed an Acceptable Confidentiality Agreement, provided that the Company shall, promptly (and in any event within 24 hours) after furnishing such information to such Person, furnish to Parent any such information relating to the Acquired Companies that was not previously provided or made available to Parent, (ii) initiate, engage in, continue or otherwise participate in any discussions or negotiations with any Person regarding any Acquisition Proposal; and (iii) otherwise cooperate with, assist or participate in or facilitate any such inquiries, proposals, discussions or negotiations with, or any effort or attempt to make any Acquisition Proposal by, any Person. On the No-Shop Period Start Date, the Company shall notify Parent in writing of the identity of each Excluded Person (including each Person within any group of Persons) and the then-current material terms and conditions of each such Excluded Person’s Acquisition Proposal.

(b) Subject to the provisions of Section 4.3(c) and except with respect to any Excluded Person (but only for so long as such Person is an Excluded Person), from the No-Shop Period Start Date until the Effective Time or, if earlier, the valid termination of this Agreement in accordance with its terms, the Company shall not (and shall not resolve or publicly propose to) directly or indirectly, and shall ensure that each of the Company’s controlled Subsidiaries (excluding, for the avoidance of doubt, GAC) do not (and do not resolve or publicly propose to), and shall use reasonable best efforts to cause (including by exercising any rights under any applicable governing document) each of the other Acquired Companies not to (and not to resolve or publicly propose to), and shall use its reasonable best efforts to cause its and their respective Representatives not to, directly or indirectly (other than with respect to Parent and Merger Sub and their respective Representatives acting on Parent’s behalf): (i) solicit, initiate, knowingly encourage, assist, knowingly induce or knowingly facilitate the making, submission or announcement of any Acquisition Proposal; (ii) furnish or otherwise provide access to any information regarding any of the Acquired Companies to any Person in connection with or in response to an Acquisition Proposal; (iii) other than informing any Person of the existence of the provisions in this Section 4.3, engage in discussions or negotiations with any Person with respect to any Acquisition Proposal; provided, however, that the Company and its Representatives shall be permitted to ascertain facts with regard to or clarify terms of an Acquisition Proposal solely to the extent necessary to permit the Company’s board of directors to have sufficient information to make the determination described in Section 4.3(c); (iv) approve, endorse or recommend any Acquisition Proposal; or (v) enter into any letter of intent, memorandum of understanding, agreement in principle or similar document or any Contract constituting or relating directly or indirectly to, or that would reasonably be expected to result directly or indirectly in, an Acquisition Transaction.

(c) Notwithstanding anything to the contrary contained in Section 4.3(b), at any time on or after the No-Shop Period Start Date and prior to the adoption of this Agreement by the Required Company Stockholder Vote, the Company may furnish non-public information regarding the Acquired Companies to, and may enter into discussions or negotiations with, any Person in response to an unsolicited, bona fide, written Acquisition Proposal that is submitted to the Company after the date of this Agreement by such Person (and not withdrawn) if: (i) none of the Acquired Companies or any of their respective Representatives shall have materially breached any of the provisions set forth in this Section 4.3; (ii) the Company’s board of directors determines in good faith, after having taken into account the advice of an independent financial advisor and the Company’s outside legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Offer; (iii) the Company’s board of directors determines in good faith, after having taken into account the advice of the Company’s outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary obligations to the Company’s stockholders under applicable New York law; (iv) prior to furnishing any such non-public information to such Person, the Company receives from such Person an executed Acceptable Confidentiality Agreement; and (v) promptly (and in any event within 24 hours) of furnishing any non-public information to such Person, the Company furnishes such non-public information to Parent (to the extent such non-public information has not been previously furnished by the Company to Parent).

(d) If the Company, any other Acquired Company or any Representative of any Acquired Company (acting on behalf of such Acquired Company) receives an Acquisition Proposal or any request for non-public information regarding the Acquired Companies that would reasonably be expected to relate directly or indirectly to an Acquisition Transaction at any time during the Pre-Closing Period but after the No-Shop Period Start Date, then the Company shall promptly (and in no event later than 24 hours after receipt of such Acquisition Proposal or request): (i) advise Parent both orally and in writing of such Acquisition Proposal or request (including the identity of the Person making or submitting such Acquisition Proposal or request, and, in the case of an Acquisition Proposal, the material terms and conditions thereof); and (ii) provide Parent with copies of any written indication of interest or similar document received by any Acquired Company or any Representative of any Acquired Company setting forth the material terms and conditions of such Acquisition Proposal or any material modification or proposed material modification thereto. The Company shall keep Parent promptly informed of any material development regarding, or material change in the status of, any such Acquisition Proposal or request. For the avoidance of doubt, the Company may not furnish non-public information regarding the Acquired Companies to, and may not enter into discussions or negotiations with, any Person (other than Parent and its Representatives) regarding any Acquisition Proposal after the adoption of this Agreement by the Required Company Stockholder Vote.

(e) From and after the No-Shop Period Start Date, the Company shall, shall ensure that each of the Company’s controlled Subsidiaries (excluding, for the avoidance of doubt, GAC) shall, and shall use reasonable best efforts to cause (including by exercising any rights under any applicable governing document) each of the other Acquired Companies to, and shall use its reasonable best efforts to cause its and their respective Representatives to, immediately cease and cause to be terminated any existing solicitation or encouragement of, or discussions or negotiations with, any Person, other than an Excluded Person and its Representatives (but only for so long as such Person is an Excluded Person), relating to any Acquisition Proposal.

(f) The Company agrees that it: (i) will not, and it shall ensure that each of the Company’s controlled Subsidiaries (excluding, for the avoidance of doubt, GAC) do not, and shall use reasonable best efforts to cause

(including by exercising any rights under any applicable governing document) each of the other Acquired Companies not to, release or permit the release of any Person from, or amend, waive or permit the amendment or waiver of any provision of, any confidentiality, non-solicitation, no-hire, “standstill” or similar agreement or provision to which any of the Acquired Companies is or becomes a party or under which any of the Acquired Companies has or acquires any rights; and (ii) will use its reasonable best efforts to enforce or cause to be enforced each such agreement or provision; provided, however, that, for the avoidance of doubt, the foregoing shall not apply with respect to any confidentiality, non-solicit, no-hire or similar provisions in the Acquired Companies’ commercial Contracts with clients and subcontractors entered into in the ordinary course of business to the extent that such Contracts are not related to, or reasonably expected to relate to, any Acquisition Proposal.

(g) On the No-Shop Period Start Date, the Company shall (i) request each Person (other than any Excluded Person) that has executed a confidentiality or similar agreement in connection with such Person’s consideration of a possible Acquisition Proposal or investment in any Acquired Company to return or destroy all confidential information previously furnished to such Person by or on behalf of any of the Acquired Companies in accordance with the terms of the confidentiality or similar agreement to which such Person is party and (ii) prohibit any such Person (other than any Excluded Person) from having access to any physical or electronic data room relating to any possible Acquisition Proposal. If at any time any Excluded Person no longer qualifies as an Excluded Person under the terms of this Agreement, the Company shall promptly (i) request such Person(s) to return or destroy all confidential information previously furnished to such Person(s) by or on behalf of any of the Acquired Companies in accordance with the terms of the confidentiality or similar agreement to which such Person(s) is party and (ii) prohibit such Person(s) from having access to any physical or electronic data room relating to any possible Acquisition Proposal; for the avoidance of doubt, the other provisions of this Agreement applicable to Excluded Persons shall cease to apply with respect to such Person(s).

(h) The Company acknowledges and agrees that any action taken by any Representative of any Acquired Company (whether or not such Representative is purporting to act on behalf of any of the Acquired Companies) which, if taken by the Company, would constitute a breach of any provision set forth in this Section 4.3 shall be deemed to constitute a breach of such provision by the Company.

Section 5. Additional Covenants of the Parties

5.1 Proxy Statement. As promptly as practicable, and in no event later than 20 Business Days, after the date of this Agreement, the Company shall prepare and cause to be filed with the SEC the Proxy Statement in preliminary form. Parent shall reasonably cooperate with the Company in the preparation of the Proxy Statement and shall furnish all information concerning Parent or Merger Sub and any transaction any of them have or are contemplating entering into in connection with this Agreement that is reasonably necessary or customary to include in connection with the preparation of the Proxy Statement. The Company shall consult with Parent and provide Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement in preliminary and definitive form and any amendment or supplement thereto (and to review and comment on any comments of the SEC or its staff on the Proxy Statement or any amendment or supplement thereto), and shall reasonably consider in good faith all comments reasonably made by Parent, prior to the filing thereof. The Company shall use reasonable best efforts to cause the Proxy Statement to comply with all applicable rules and regulations of the SEC and all other applicable Laws. If, prior to the expiration of the 10-day waiting period provided in Rule 14a-6 under the Exchange Act, the Company does not receive either comments from the SEC staff on the preliminary Proxy Statement or notice from the SEC staff that it will review the preliminary Proxy Statement, then the Company shall file the definitive Proxy Statement with the SEC and cause the definitive Proxy Statement to be mailed to the Company’s stockholders as promptly as practicable, and in no event later than five Business Days, after the expiration of such waiting period. The Company shall (i) promptly notify Parent and its legal counsel after notification from the SEC staff that it will review the preliminary Proxy Statement and receipt of any comments from the SEC staff with respect to the Proxy Statement, (ii) promptly provide Parent and its legal counsel with a copy of any written correspondence received by the Company or its legal counsel from the SEC with respect to the Proxy Statement or any amendment or supplement thereto, (iii) to the extent reasonably practicable, permit Parent and its legal counsel to participate in any communications with the SEC (including any meetings and telephone conferences, but excluding any communications with the SEC staff regarding immaterial, procedural matters) relating to the Proxy Statement, and (iv) respond promptly to any such comments. If the SEC staff reviews the preliminary Proxy Statement, the Company shall file the definitive Proxy Statement with the SEC and cause such definitive Proxy Statement to be mailed to the Company’s stockholders as promptly as practicable, and in no event later than five Business Days, after the SEC staff notifies the Company that the SEC staff has no further comments on the Proxy Statement. If any event relating to any of the Acquired Companies occurs, or if the Company or Parent becomes aware of any information, that should be disclosed in an amendment or supplement to the Proxy Statement, then the Company or Parent shall promptly inform the other thereof, and the Company shall promptly file such amendment or supplement with the SEC and, if appropriate, mail such amendment or supplement to the Company’s stockholders.

5.2 Company Stockholders Meeting.

(a) The Company shall: (i) as promptly as reasonably practicable after the commencement of the mailing of the Proxy Statement to the Company’s stockholders, take all action necessary under all applicable Laws to call, give notice of and hold a meeting of the holders of Company Common Stock (the “Company Stockholders Meeting”) to be held as promptly as reasonably practicable thereafter, and (subject to any postponement or adjournment permitted under this Section 5.2(a)) in no event later than 45 Business Days after the date of mailing, to vote on a proposal to adopt this Agreement; and (ii) submit such proposal to, and use its reasonable best efforts to solicit proxies in favor of such proposal from, such holders at the Company Stockholders Meeting, and shall not submit any other proposal (other than proposals customarily submitted to stockholders in connection with transactions of this type) to such holders in connection with the Company Stockholders Meeting without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed). The Company, in consultation with Parent, shall set a record date for Persons entitled to notice of, and to vote at, the Company Stockholders Meeting and shall not change such record date without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed), unless the Company’s board of directors determines in good faith, after having taken into account the advice of the Company’s outside legal counsel, that it is required to do so by applicable New York law. The Company shall ensure that all proxies solicited in connection with the Company Stockholders Meeting are solicited in compliance with all applicable Laws. Notwithstanding anything to the contrary contained in this Agreement: (A) the Company shall not postpone or adjourn the Company Stockholders Meeting without the consent of Parent (not to be unreasonably withheld, conditioned or delayed), other than (1) to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Laws is disclosed to the Company’s stockholders within a reasonable amount of time in advance of the Company Stockholders Meeting or (2) if, as of the time at which the Company Stockholders Meeting is scheduled, there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Company Stockholders Meeting, to the extent necessary to obtain such a quorum; and (B) the Company may postpone or adjourn the Company Stockholders Meeting in consultation with Parent in order to permit the solicitation of additional proxies in favor of the adoption of this Agreement, in which case, the Company shall use its reasonable best efforts during any such postponement or adjournment to solicit and obtain such proxies in favor of the adoption of this Agreement as soon as reasonably practicable.

(b) Subject to Section 5.2(d): (i) the Proxy Statement shall include a statement to the effect that the Company’s board of directors has unanimously (i) determined and believes that the Merger is advisable and fair to, and in the best interests of, the Company and its stockholders, (ii) approved the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Contemplated Transactions, including the Merger, and (iii) recommends the adoption of the Merger Agreement by the holders of Company Common Stock at the Company Stockholders Meeting. (The determination that the Merger is advisable and fair to, and in the best interests of, the Company and its stockholders and the recommendation of the Company’s board of directors that the holders of Company Common Stock adopt this Agreement are collectively referred to as the “Company Board Recommendation.”) The Company shall ensure that the Proxy Statement includes the opinion of the financial advisor referred to in Section 2.24.

(c) Except as provided in Section 5.2(d), neither the Company’s board of directors nor any committee thereof shall: (i) withdraw or modify in a manner adverse to Parent or Merger Sub, or permit the withdrawal or modification in a manner adverse to Parent or Merger Sub of, the Company Board Recommendation; (ii) recommend the approval, acceptance or adoption of, or approve, endorse, accept or adopt, any Acquisition Proposal; (iii) approve the Company’s entry into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, joint venture agreement, or other similar agreement in principle constituting, or that would reasonably be expected to result directly or indirectly in, an Acquisition Transaction, other than an Acceptable Confidentiality Agreement; or (iv) resolve or publicly propose to, or direct or permit any Acquired Company or any Representative of any Acquired Company to agree or publicly propose to, take any of the actions referred to in this Section 5.2(c).

(d) Notwithstanding anything to the contrary contained in Section 5.2(c), at any time prior to the adoption of this Agreement by the Required Company Stockholder Vote, the Company’s board of directors may withdraw or modify the Company Board Recommendation and, in the case of clause “(i)” below, may also cause the Company to terminate this Agreement in accordance with Section 8.1(i) and, concurrently with such termination, cause the Company to enter into an Alternative Acquisition Agreement in accordance with, and subject to compliance with, the provisions of Section 8.1(i):

(i) if: (A) a bona fide, written Acquisition Proposal is made to the Company after the date of this Agreement and is not withdrawn; (B) such Acquisition Proposal did not result directly or indirectly from a material breach of any of the provisions of Section 4.3 or Section 5.2; (C) the Company provides Parent at least 24 hours’ written notice prior to any meeting of the Company’s board of directors at which such board of directors will consider and determine whether such Acquisition Proposal is a Superior Offer, such written notice specifying the date and time of such meeting and the material terms and conditions of the Acquisition Proposal (including total price) that is the basis of the potential action by the Company’s board of directors; (D) the Company’s board of directors determines in good faith, after having taken into account the advice of an independent financial advisor and the Company’s outside legal counsel, that such Acquisition Proposal constitutes a Superior Offer; (E) the Company’s board of directors determines in good faith, after having taken into account the advice of the Company’s outside legal counsel, that, in light of such Superior Offer, the failure to withdraw or modify the Company Board Recommendation, or the failure to terminate this Agreement pursuant to Section 8.1(i) in order to accept such Superior Offer, would reasonably be expected to be inconsistent with its fiduciary obligations to the Company’s stockholders under applicable New York law; (F) no less than three Business Days prior to withdrawing or modifying the Company Board Recommendation or terminating this Agreement pursuant to Section 8.1(i) in order to accept such Superior Offer, the Company’s board of directors delivers to Parent a written notice (a “Recommendation Change Notice”) (1) stating that the Company has received a Superior Offer that did not result directly or indirectly from a material breach of any of the provisions of Section 4.3 or Section 5.2, (2) stating that the Company’s board of directors intends to withdraw or modify the Company Board Recommendation (and describing any intended modification of the Company Board Recommendation) or terminate this Agreement pursuant to Section 8.1(i) in order to accept such Superior Offer, (3) specifying the material terms and conditions of such Superior Offer, including the identity of the Person making such Superior Offer, form(s) of consideration, closing conditions and total price, and (4) attaching copies of the most current and complete draft of any Contract relating to such Superior Offer; (G) for three Business Days after receipt by Parent of such Recommendation Change Notice, the Company has made its Representatives reasonably available to engage (to the extent requested by Parent) in good faith negotiations with Parent to amend this Agreement in such a manner that the failure to withdraw or modify the Company Board Recommendation, or the failure to terminate this Agreement pursuant to Section 8.1(i) in order to accept such Superior Offer, would not reasonably be expected to be inconsistent with the fiduciary obligations of the Company’s board of directors to the Company’s stockholders under applicable New York law; and (H) at the time of withdrawal or modification of the Company Board Recommendation or the termination of this Agreement pursuant to Section 8.1(i) in order to accept such Superior Offer, the Company’s board of directors determines in good faith, after considering any adjustments to this Agreement proposed by Parent in writing prior to 11:59 p.m. (New York time) on the third Business Day of the three Business Day-period specified in clause “(G)” above resulting from any negotiations conducted in accordance with such clause “(G)” and after having taken into account the advice of the Company’s outside legal counsel, that the failure to withdraw or modify the Company Board Recommendation, or the failure to terminate this Agreement pursuant to Section 8.1(i) in order to accept such Superior Offer, would reasonably be expected to be inconsistent with the fiduciary obligations of the Company’s board of directors to the Company’s stockholders under applicable New York law in light of such Superior Offer; or

(ii) if: (A) there shall occur or arise after the date of this Agreement an event, development, fact or change in circumstances that relates to and is material to the Acquired Companies (taken as a whole) (but does not relate to any Acquisition Proposal) that was not known, and was not reasonably foreseeable, by the Company’s board of directors on the date of this Agreement (or if known, the consequences of which were not known, and were not reasonably foreseeable, by the Company’s board of directors as of the date of this Agreement), which event, development, fact or change in circumstance, or any material consequence thereof, becomes known to any of the Acquired Companies prior to the adoption of this Agreement by the Required Company Stockholder Vote and did not result from or arise out of the announcement or pendency of this Agreement (any such event, development, fact or change in circumstances that relates to and is material to the Acquired Companies (taken as a whole) being referred to as a “Change in Circumstances”); (B) the Company provides Parent at least 24 hours’ written notice prior to any meeting of the Company’s board of directors at which such board of directors will consider and determine whether such Change in Circumstances requires the Company’s board of directors to withdraw or modify the Company Board Recommendation, such written notice specifying the date and time of such meeting and a reasonably detailed description of such Change in Circumstances; (C) the Company’s board of directors determines in good faith, after having taken into account the advice of the Company’s outside legal counsel, that, in light of such Change in Circumstances, the failure to withdraw or modify the Company Board Recommendation would reasonably be expected to be inconsistent with the Company’s board of directors’ fiduciary obligations to the Company’s stockholders under applicable New York law; (D) no less than three Business Days prior to withdrawing or modifying the Company Board Recommendation, the Company’s board of directors delivers to Parent a written notice describing in reasonable detail the Change in Circumstances, stating that it intends to withdraw or modify the Company Board Recommendation in light of such Change in Circumstances and describing any intended modification of the Company Board Recommendation; (E) for three Business Days after receipt by Parent of such notice, the Company has made its Representatives reasonably available to engage (to the extent requested by Parent) in good faith negotiations with Parent to amend this Agreement in such a manner that the failure to withdraw or modify the Company Board Recommendation would not reasonably be expected to be inconsistent with the fiduciary obligations of the Company’s board of directors to the Company’s stockholders under applicable New York law in light of such Change in Circumstances; and (F) at the time of withdrawing or modifying the Company Board Recommendation, the Company’s board of directors determines in good faith, after considering any adjustments to this Agreement proposed by Parent in writing prior to 11:59 p.m. (New York time) on the third Business Day of the three Business Day-period specified in clause “(E)” above resulting from any negotiations conducted in accordance with such clause “(E)” and after having taken into account the advice of the Company’s outside legal counsel, that the failure to withdraw or modify the Company Board Recommendation would reasonably be expected to be inconsistent with the fiduciary obligations of the Company’s board of directors to the Company’s stockholders under applicable New York law in light of such Change in Circumstances.

For purposes of clause “(i)” of the first sentence of this Section 5.2(d), any change in the form or amount of the consideration payable (including any modification in any proposed dividend payable in connection therewith) in connection with a Superior Offer, and any other material change to any of the terms of a Superior Offer, will be deemed to be a new Superior Offer, requiring a new Recommendation Change Notice and a new advance notice period pursuant to clause “(i)(E)”; provided that each reference to three Business Days in such clause “(i)” shall instead be deemed to refer to two Business Days. Except as may be required by SEC rules and regulations applicable to the Proxy Statement or as otherwise may be required under applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange, including the NASDAQ, the Company agrees to keep confidential, and not to disclose to the public, any and all information regarding any negotiations that take place pursuant to clause “(i)(G)” or clause “(ii)(E)” of the first sentence of this Section 5.2(d) (including the existence and terms of any proposal made on behalf of Parent or the Company during such negotiations). The Company shall ensure that any withdrawal or modification of the Company Board Recommendation: (x) does not change or otherwise affect the approval of this Agreement by the Company’s board of directors; and (y) does not have the effect of causing any corporate Takeover Statute of the State of New York or any other state to be applicable to this Agreement or any of the Support Agreements, the Merger or any of the other Contemplated Transactions.

(e) Subject to the Company’s right to terminate this Agreement in accordance with Section 8.1(i), the Company’s obligation to call, give notice of and hold the Company Stockholders Meeting in accordance with Section 5.2(a) shall not be limited or otherwise affected by the making, commencement, disclosure, announcement or submission of any Superior Offer or other Acquisition Proposal, by any Change in Circumstances or by any withdrawal or modification of the Company Board Recommendation. Without limiting the generality of the foregoing, the Company agrees that unless this Agreement is terminated in accordance with Section 8.1, the Company shall not submit any Acquisition Proposal to a vote of its stockholders.

(f) Nothing contained in this Section 5.2(f) or elsewhere in this Agreement shall prohibit the Company from (i) taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act, (ii) making any “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) of the Exchange Act or (iii) making any disclosure to its stockholders if the Company’s board of directors determines in good faith, after having taken into account the advice of the Company’s outside legal counsel, that the failure to do so would reasonably be expected to be inconsistent with its fiduciary obligations to the Company’s stockholders under applicable New York law; provided, however, that the Company’s board of directors may not withdraw or modify the Company Board Recommendation except in compliance with this Section 5.2.

5.3 Employee Benefits.

(a) Following the Effective Time, Parent shall, or shall cause the Surviving Corporation or its Affiliates to, honor, in accordance with their terms, all existing employment and severance agreements between the Acquired Companies and any of their officers, directors or employees. Following the Effective Time and until the first anniversary of the Closing Date (or until a Continuing Employee’s earlier termination of employment), Parent shall provide, or shall cause the Surviving Corporation or its Affiliates to provide, each Continuing Employee who continues employment during such time period with a base salary or base wages, an annual target bonus opportunity (where the actual cash bonus payment, if any, remains subject to and contingent on the achievement of applicable performance metrics and the other terms and conditions applicable to such opportunity), severance benefits and other employee benefits (in each case, other than change in control, transaction-based and retention compensation, equity or equity-based compensation, defined benefit pension benefits, and post-retirement medical benefits) that are substantially comparable, in the aggregate, to those provided or applicable to such Continuing Employee immediately prior to the Closing to the extent set forth on Section 2.17(f) of the Disclosure Schedule.

(b) With respect to all plans maintained by Parent, the Surviving Corporation or their respective Affiliates in which the Continuing Employees are eligible to participate after the Closing Date (including any vacation, paid time-off and severance plans, but excluding any plan frozen to new participants or any defined benefit pension plan or any plan providing for post-retirement medical benefits), for purposes of determining eligibility to participate, level of benefits, and vesting, each Continuing Employee’s service with the Company or any of its Subsidiaries (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the predecessor employer is recognized by the Company or such Subsidiary) shall be treated as service with Parent, the Surviving Corporation or any of their respective Subsidiaries, in each case, to the extent such service would have been recognized by the Company or its Subsidiaries under analogous Company Employee Plans prior to the Effective Time; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits for the same period of service or retroactive application.

(c) Without limiting the generality of Section 5.3(a), Parent shall use commercially reasonable efforts to cause to be waived any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any welfare benefit plan maintained by Parent, the Surviving Corporation or any of their respective Affiliates in which Continuing Employees (and their eligible dependents) will be eligible to participate from and after the Effective Time, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the applicable Company Employee Plan immediately prior to the Effective Time. Parent shall use commercially reasonable efforts to cause to be recognized, the dollar amount of all co-payments, deductibles and similar expenses incurred by each Continuing Employee (and his or her eligible dependents) during the calendar year in which the Effective Time occurs for purposes of satisfying such year’s deductible and co-payment limitations under the relevant welfare benefit plans in which they will be eligible to participate from and after the Effective Time, in each case subject to the requirements of applicable third-party insurance Contracts.

(d) Unless otherwise requested by Parent at least two Business Days prior to the Closing Date, the Company shall terminate any and all Company Employee Plans intended to qualify under Section 401(a) of the Code (a “Company 401(a) Plan”), effective not later than the Business Day immediately preceding the Effective Time. If the Company is required to terminate any Company 401(a) Plan, the Company shall provide Parent with the evidence that such Company 401(a) Plan(s) have been terminated pursuant to resolution of the Company’s board of directors (the form and substance of which shall be subject to review and approval by Parent) not later than two Business Days immediately prior to the Effective Time. The Company shall also take such other actions in furtherance of terminating such Company 401(a) Plans as Parent may reasonably request. If the distributions of assets from the trust of any Company 401(a) Plan that is terminated pursuant to this Section 5.3(d) are reasonably anticipated to cause or result in liquidation charges, surrender charges or other fees to be imposed upon the account of any participant or beneficiary of such Company 401(a) Plan or upon the Company or any participating employer, then the Company shall take such actions as are necessary to estimate the amount of such charges or other fees and provide its estimate of that amount in writing to Parent prior to the Closing Date.

(e) With respect to any Continuing Employee whose principal place of employment is outside of the United States, Parent’s obligations under this Section 5.3 shall be modified to the extent necessary to comply with applicable Law of the foreign countries and political subdivisions thereof in which such Continuing Employee primarily performs his or her duties.

(f) Prior to the Closing, (i) the Company shall, shall ensure that each of the Company’s controlled Subsidiaries (excluding, for the avoidance of doubt, GAC) shall, and shall use reasonable best efforts to cause (including by exercising any rights under any applicable governing document) each of the other Acquired Companies to, comply with any Law or other legal requirement (whether statutory or pursuant to any written agreement with, or the constitution of, any works council or other employee body) to consult with any Continuing Employees, a relevant trade union, works council or any other employee representatives in connection with the Merger or any of the other Contemplated Transactions and (ii) the Company and Parent shall use commercially reasonable efforts to provide any relevant, required information to, and undertake any required consultation with, representatives of Continuing Employees in a timely manner.

(g) No provision of this Agreement shall be construed (i) as a guarantee of continued employment of any Continuing Employee, (ii) to prohibit Parent or the Surviving Corporation from having the right to terminate the employment of any Continuing Employee, (iii) to prevent the amendment, modification or termination of any Company Employee Plan after the Closing (in each case in accordance with the terms of the applicable Company Employee Plan) or (iv) as an amendment or modification of the terms of any Company Employee Plan (for purposes of this Section 5.3(g), without giving effect to any materiality qualifications in the definition of “Company Employee Plan”).

(h) Prior to the Effective Time, the Company’s board of directors (or if appropriate, any committee thereof administering the Company Stock Award Plan) shall adopt such resolutions and take such other actions (including obtaining consents or providing any required or advisable notices) necessary or desirable (i) to effectuate the provisions of Section 1.5(b), (ii) to ensure that, from and after the Effective Time, holders of Company Restricted Stock shall have no rights with respect thereto other than those specifically provided in Section 1.5(b), and (iii) to terminate the Company Stock Award Plan effective as of the Effective Time.

5.4 Indemnification of Officers and Directors.

(a) From the Effective Time until the sixth anniversary of the Effective Time, Parent shall cause the Surviving Corporation to exculpate, indemnify and hold harmless, to the fullest extent permitted under applicable Law (and shall also cause the Surviving Corporation to advance expenses as incurred to the fullest extent permitted under applicable Law), each present and former director, manager and officer of any Acquired Company (collectively, the “Indemnified Persons”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Persons’ service as a director or officer of any Acquired Company or services performed by such Persons at the request of any Acquired Company at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including with respect to (i) the Merger and the other Contemplated Transactions and (ii) actions to enforce this Section 5.4.

(b) From the Effective Time until the sixth anniversary of the Effective Time, Parent shall cause the Surviving Corporation to maintain in full force and effect all rights to indemnification, advancement of expenses and exculpation by the Company existing in favor of the Indemnified Persons for their acts and omissions as directors and officers occurring prior to the Effective Time, as provided in the Company’s or the applicable Acquired Company’s certificate of incorporation or bylaws (as in effect as of the date of this Agreement) and as provided in any Indemnification Agreements between an Acquired Company and such Indemnified Persons (as in effect as of the date of this Agreement).

(c) From the Effective Time until the sixth anniversary of the Effective Time, the Surviving Corporation shall maintain in effect, for the benefit of the Indemnified Persons with respect to their acts and omissions as directors and officers occurring prior to the Effective Time, the existing policy of directors’ and officers’ liability insurance maintained by the Company as of the date of this Agreement, the binder for which has been Made Available to Parent (the “Existing D&O Policy”); provided, however, that: (i) the Surviving Corporation may substitute for the Existing D&O Policy a policy or policies of no less favorable coverage; and (ii) the Surviving Corporation shall not be required to pay annual premiums for the Existing D&O Policy (or for any substitute policies)

in excess of 300% of the annual premium paid prior to the date of this Agreement by the Company for the Existing D&O Policy (the “Maximum Premium”). If any future annual premiums for the Existing D&O Policy (or any substitute policies) exceed the Maximum Premium in the aggregate, the Surviving Corporation shall be entitled to reduce the amount of coverage of the Existing D&O Policy (or any substitute policies) to the greatest amount of coverage that can be obtained for a premium equal to the Maximum Premium. Parent and the Surviving Corporation or, prior to the Effective Time, the Company shall have the right, in lieu of the foregoing requirements of this Section 5.4(c), to purchase a pre-paid, non-cancellable “tail” policy on the Existing D&O Policy for a claims reporting or discovery period of six years from the Effective Time and otherwise on terms and conditions that are no less favorable than the terms and conditions of the Existing D&O Policy. If such “tail” policy is purchased, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, maintain such “tail” policy in full force and effect in lieu of all other obligations of the Surviving Corporation under the first sentence of this Section 5.4(c).

(d) The provisions of this Section 5.4 are intended to be for the benefit of, and will be enforceable by, each of the Indemnified Persons, who are intended third-party beneficiaries of this Section 5.4 from and after the Effective Time.

5.5 Regulatory Approvals; Cooperation.

(a) Subject to the terms and conditions set forth in this Agreement, the Company and Parent shall cooperate fully with each other and use (and shall cause their respective Subsidiaries to use) (provided that, with respect to the Company’s Subsidiaries that are not controlled by the Company (excluding, for the avoidance of doubt, GAC), the Company shall use reasonable best efforts to cause (including by exercising any rights under any applicable governing document) each such Subsidiary to use) their respective reasonable best efforts to execute and deliver such further documents, certificates, agreements and instruments and to take or cause to be taken such other actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable Laws to consummate and make effective the Merger and the other Contemplated Transactions and to carry out the intent and purposes of this Agreement as soon as practicable (and in any event prior to the Outside Date), including filing, as soon as practicable after the date of this Agreement, all notices, reports and other documents required to be filed by such party with any Governmental Body with respect to the Merger and the other Contemplated Transactions, and to respond promptly to any request for additional information by any such Governmental Body. Without limiting the generality of the foregoing, and subject to Section 5.5(e), the Company and Parent shall: (i) respond as promptly as practicable to any inquiries or requests received from the Federal Trade Commission, the Department of Justice, any state attorney general, foreign antitrust authority or other Governmental Body in connection with antitrust or related matters; (ii) subject to Section 5.5(e), use reasonable best efforts, including by committing to cause the existing “Special Security Agreement” to which Parent or its Subsidiaries is party to apply to the Acquired Companies or to enter into a new “Special Security Agreement” if required by DCSA in the form of a commitment letter reflecting acceptance by DCSA, to obtain the agreement by DCSA in the form of a commitment letter reflecting acceptance by DCSA of a plan to mitigate foreign ownership, control and influence over the Company resulting from the Merger (such agreement by DCSA, the “DCSA Commitment Letter”); (iii) as promptly as practicable after the date of this Agreement, prepare and provide to DCSA a draft commitment letter in respect of the DCSA Commitment Letter; (iv) use reasonable best efforts to respond as promptly as practicable, and no later than the deadline specified by DCSA for such a response, to any information request from DCSA in connection with the DCSA assessment, review or investigation of the Merger; (v) subject to Section 5.5(e), use reasonable best efforts to satisfy the CFIUS Condition; (vi) as promptly as practicable after the date of this Agreement, prepare and file with CFIUS a draft Joint Voluntary Notice pursuant to 31 C.F.R. § 800.401(f), and, upon receipt of CFIUS’s comments on the draft Joint Voluntary Notice, promptly prepare and submit a formal Joint Voluntary Notice to CFIUS pursuant to 31 C.F.R. § 800.401(a); and (vii) use reasonable best efforts to respond as promptly as practicable, and no later than the deadline specified by CFIUS for such a response, to any information request from CFIUS in connection with the CFIUS, review or investigation of the Merger. The Company and Parent agree that if CFIUS suggests or requests, or if Parent determines it to be reasonably appropriate in connection with satisfying the CFIUS Condition, that the parties withdraw and resubmit the Joint Voluntary Notice submitted to CFIUS pursuant to this Section 5.5(a), the Company and Parent shall cooperate in withdrawing and resubmitting such Joint Voluntary Notice.

(b) Subject to the confidentiality provisions of the Confidentiality Agreement, Parent and the Company each shall promptly supply the other with any information which may be required in order to effectuate any filings (including applications) pursuant to (and to otherwise comply with its obligations set forth in) Section 5.5(a). Each party may, as it deems advisable and necessary, reasonably designate material provided to the other party as “Outside Counsel Only Material,” and also may reasonably redact the material as necessary to (i) remove personally sensitive information, (ii) remove references concerning the valuation of the Company and its Subsidiaries or Parent and its Subsidiaries conducted in connection with the approval and adoption of this Agreement and the negotiations and investigations leading thereto, (iii) comply with contractual arrangements, (iv) prevent the loss of a legal privilege or (v) comply with applicable Law. Notwithstanding anything to the contrary contained in this Section 5.5 or elsewhere in this Agreement, Parent: (i) shall have the principal responsibility for devising and implementing the strategy of the parties with respect to seeking any actions or Consents of any Governmental Body with respect to the Merger and coordinating any contacts with any Governmental Body; and (ii) shall take the lead in all meetings and communications with any Governmental Body in connection with obtaining any such action or Consent. Except where prohibited by applicable Laws or any Governmental Body, and subject to the immediately preceding sentence and the confidentiality provisions of the Confidentiality Agreement, each of Parent and the Company shall: (A) consult with the other in good faith prior to taking a position with respect to any filing or submission required by Section 5.5(a); (B) permit the other to review and discuss reasonably in advance, and consider in good faith the views of the other in connection with, any analyses, appearances, presentations, memoranda, briefs, white papers, arguments, opinions or proposals before making or submitting any of the foregoing to any Governmental Body by or on behalf of any party hereto in connection with any filing or submission required by Section 5.5(a) or any antitrust-related Legal Proceeding related to this Agreement or the Contemplated Transactions; (C) coordinate with the other in preparing and exchanging such information; and (D) promptly provide the other (and its counsel) with copies of all filings, notices, analyses, presentations, memoranda, briefs, white papers, opinions, proposals and other submissions (and a summary of any oral presentations) made or submitted by such party with or to any Governmental Body in connection with any filing or submission required by Section 5.5(a).

(c) Each of Parent and the Company shall notify the other promptly upon the receipt of: (i) any communication from any official of any Governmental Body in connection with any filing or submission made pursuant to this Agreement; (ii) Knowledge of the commencement or threat of commencement of any Legal Proceeding by or before any Governmental Body with respect to the Merger or any of the other Contemplated Transactions (and shall keep the other party informed as to the status of any such Legal Proceeding or threat); and (iii) any request by any official of any Governmental Body for any amendment or supplement to any filing made pursuant to this Agreement or any information required to comply with any Law applicable to the Merger or any of the other Contemplated Transactions. Whenever any event occurs that is required to be set forth in an amendment or supplement to any filing made pursuant to Section 5.5(a), Parent or the Company, as the case may be, shall (promptly upon learning of the occurrence of such event) inform the other of the occurrence of such event and cooperate in filing with the applicable Governmental Body such amendment or supplement.

(d) Without limiting the generality of the foregoing, but subject to Section 5.5(e), each party to this Agreement: (i) shall consult with such party’s employees to the extent required under any applicable Law in connection with the Merger or any of the other Contemplated Transactions; and (ii) shall use its reasonable best efforts to obtain each Consent (if any) required to be obtained (pursuant to any applicable Law or Contract, or otherwise) by such party in connection with the Merger or any of the other Contemplated Transactions provided, that, notwithstanding the foregoing, the Company shall not be required to make any payments or concessions in connection with the fulfillment of its obligations under this Section 5.5(d). Parent and the Company shall consult with each other with respect to all of the matters contemplated by clauses “(i)” and “(ii)” of this Section 5.5(d), and will keep the other reasonably apprised of the status of matters relating to the consummation of the Contemplated Transactions.

(e) Notwithstanding anything to the contrary contained in Section 5.5(a), Section 5.5(d) or elsewhere in this Agreement, nothing in this Section 5.5 shall require, or be construed to require, the Acquired Companies, Parent, Merger Sub or Parent’s other Affiliates to agree to, or to accept or suffer to have imposed upon it, with respect to the Acquired Companies, Parent, Merger Sub or Parent’s other Affiliates, any condition, requirement or mitigation that would require any of them to (and none of the Acquired Companies shall, except with the prior written consent of Parent, agree to): (i) sell, hold, separate, divest, or discontinue, before or after the Effective Time, any assets, businesses, or interests of the Acquired Companies, Parent, Merger Sub or Parent’s other Affiliates; (ii) accept any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses, or interests that would reasonably be expected to materially and adversely impact the economic and business benefits to Parent of the Contemplated Transactions; (iii) commence or contest, or cause any of its Subsidiaries or Affiliates to commence or contest, any litigation in which a Governmental Body is a party relating to the Merger or any of the other Contemplated Transactions; (iv) make any material modification or waiver of the terms and conditions of this Agreement; or (v) directly or indirectly (A) change, or commit to change, its place of domicile or organization or (B) materially restructure or commit to restructure any of the Contemplated Transactions (any of the foregoing actions identified in the immediately preceding clauses “(i)”, “(ii)” and “(iv)”, a “Burdensome Condition”); provided, however, that a Burdensome Condition shall be deemed not to include any condition customarily requested by DCSA as part of a “Special Security Agreement.”

5.6 Disclosure. The initial press releases regarding the Merger to be issued by each of Parent and the Company shall be in forms to be mutually agreed by Parent and the Company. Thereafter, Parent and the Company shall consult with each other before issuing (i) any press release, (ii) making any announcement to Company Associates with respect to the Merger, this Agreement or any of the other Contemplated Transactions or (iii) or otherwise making any public statement with respect to the Merger, this Agreement or any of the other Contemplated Transactions; provided, however, that in the case of the foregoing clauses “(i)” and “(iii)”, neither Parent nor the Company shall issue any such press release or public statement without the other party’s written consent, except as may be required by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange, including the NASDAQ.

5.7 Resignation of Officers and Directors. Unless otherwise directed by Parent, the Company shall use commercially reasonable efforts to obtain and deliver to Parent at the Closing the resignation, effective as of the Effective Time, of each officer and director of the Acquired Companies (it being understood that such resignation shall not constitute a voluntary termination of employment under any Company Employee Plan applicable to such individual’s status as an officer or director of an Acquired Company).

5.8 Delisting. Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws to enable the de-listing by the Surviving Corporation of the Company Common Stock from the NASDAQ and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time.

5.9 Section 16 Matters. Prior to the Effective Time, the Company shall take such reasonable steps as are required to cause the disposition of Company Common Stock and Company Equity Awards in connection with the Merger by each officer or director of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act.

5.10 Stockholder Litigation. The Company shall promptly (but in any event within two Business Days) notify Parent in writing of, and shall give Parent the opportunity to participate in (but not control), at Parent’s sole expense, the defense and settlement of, any stockholder claim or litigation (including any class action or derivative litigation) against or otherwise involving the Company and/or any of its directors or officers relating to this Agreement, the Merger or any of the other Contemplated Transactions (“Stockholder Litigation”). No compromise or full or partial settlement of any Stockholder Litigation shall be agreed to by any Acquired Company without Parent’s prior written consent (not to be unreasonably withheld, conditioned or delayed).

5.11 Takeover Statutes and Rights. If any Takeover Statute is or may become applicable to this Agreement, the Merger or any of the other Contemplated Transactions, the Company and the board of directors of the Company shall use their reasonable best efforts to grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such Takeover Statute on this Agreement, the Merger and the other Contemplated Transactions.

5.12 Special Dividend. For purposes of this Agreement, the “Special Dividend” means the amount of $0.50 in cash per share of Company Common Stock, as it may be adjusted pursuant to this Section 5.12, without interest. No earlier than 10 Business Days prior to the contemplated Closing Date (as determined by the parties pursuant to Section 1.3), the Company shall deliver to Parent an accurate and complete, in all material respects, itemized estimate of, without duplication, (i) all fees, costs and expenses of brokers, finders, investment bankers, attorneys, accountants and other consultants and advisors (including the fees and commissions contemplated in Section 2.25 and in connection with the arrangements contemplated by the following clause (ii) of this sentence) and (ii) all sale, change-of-control, “stay-around,” retention or similar bonuses or payments to any Company Associates or other Persons, in each case that have been paid or will become payable or have otherwise been incurred by or on behalf of the Acquired Companies as a result of or in connection with the preparation, negotiation, execution, delivery and performance of this Agreement and the consummation of the Contemplated Transactions (collectively, the “Transaction Expenses”) as of the contemplated Closing Date. For the avoidance of doubt, the Transaction Expenses shall not include (w) any fees, costs, expenses or payments to the extent incurred by or at the direction of Parent or Merger Sub after the date hereof, (x) any filing fees or other similar fees, costs or expenses, including filing fees payable in connection with the filing of the Proxy Statement with the SEC, (y) any fees, costs and expenses for preparing and mailing the Proxy Statement, convening the Company Stockholders Meeting or any adjournment thereof or solicitation of proxies from the Company’s stockholders (other than, in the case of this clause “(y)”, any fees, costs or expenses of the professionals specified in clause “(i)” of this Section 5.12) or (z) the cost of the “tail” insurance policy contemplated in Section 5.4(c). To the extent that the aggregate Transaction Expenses in such list exceed $3,050,000, the aggregate amount of the Special Dividend shall be decreased by the amount of such excess, and the per-share amount of the Special Dividend shall be adjusted accordingly pro rata. Following such determination of the amount of the Special Dividend and prior to the Closing, subject to applicable Law, the Company’s board of directors shall declare a cash dividend, the record date for which shall be the close of business on the last Business Day prior to the day on which the Effective Time occurs (the “Special Dividend Record Date”) and the payment date for which shall be three Business Days after the Effective Time (the “Special Dividend Payment Date”), in the amount of the Special Dividend payable to holders of record of issued and outstanding shares of Company Common Stock; provided that payment of the Special Dividend shall be contingent on the consummation of the Merger. Following determination of the amount of the Special Dividend in accordance with this Section 5.12, the Company shall have the right, but not the obligation, to deposit funds equal to the aggregate amount of the Special Dividend with a paying agent selected by the Company and that is reasonably acceptable to Parent (and subject to a paying agent agreement in form and substance reasonably acceptable to Parent) to be held in trust for the holders of record of issued and outstanding shares of Company Common Stock on the Special Dividend Record Date. Parent shall cause the Surviving Corporation (or the paying agent with which the Company deposited funds in trust pursuant to the immediately preceding sentence) to pay, or for Special Dividends with respect to which there is a Tax withholding obligation, shall cause to be paid through Parent’s or the Surviving Corporation’s standard payroll practices, if applicable, and less any applicable withholding for Taxes, the Special Dividend on the Special Dividend Payment Date.

5.13 Insurance. Prior to the Closing, the Company shall, shall ensure that each of the Company’s controlled Subsidiaries (excluding, for the avoidance of doubt, GAC) shall, and shall use reasonable best efforts to cause (including by exercising any rights under any applicable governing document) each of the other Acquired Companies to, use commercially reasonable efforts, including taking all commercially reasonable actions necessary, to seek to ensure that the Acquired Companies will, on and after the Closing Date, have the benefits of coverage under all insurance policies insuring the Acquired Companies with respect to insured events occurring on or before the Effective Time, subject to any limitations on such coverage under the applicable insurance policies. The Company shall conduct reasonable internal due diligence to identify any claims that are covered by insurance and that have not yet been reported and any circumstances that could reasonably lead to a claim as of the Closing, and the Company shall report such claims and circumstances to insurance carriers prior to the Closing.

5.14 Restructuring. Prior to the Effective Time, the Company shall use its reasonable best efforts to restructure the terms of certain restrictive covenants described in Section 5.14 of the Disclosure Schedule (the “Restructuring”), and the Company and Parent shall cooperate in good faith with each other to seek to develop and reach mutual agreement on terms of the Restructuring. The Company shall keep Parent reasonably involved in the process and communications to implement the Restructuring and provide written notice to Parent regarding the proposed final terms five Business Days in advance of reaching any final agreement relating to the Restructuring so as to give Parent a reasonable time to consider the effects thereof and the Company shall consider in good faith any comments of Parent regarding such proposed terms. For the avoidance of doubt, notwithstanding anything to the contrary herein, unless Parent has irrevocably waived the condition set forth in Section 6.8 prior to 11:59 p.m. (New York time) on the fifth Business Day of the notice period described in the immediately preceding sentence, the Company shall be entitled to effect the Restructuring on the terms set forth in the written notice provided to Parent.

Section 6. Conditions Precedent to Obligations of Parent and Merger Sub

The obligations of Parent and Merger Sub to effect the Merger and otherwise consummate the Contemplated Transactions are subject to the satisfaction, as of the Closing, of each of the following conditions:

6.1 Accuracy of Representations. Each of the representations and warranties of the Company (i) contained in Sections 2.3(a)-(c) (Capitalization) and 2.6(a) (Absence of Changes) of this Agreement shall be accurate in all respects (other than, in the case of Sections 2.3(a)-(c) (Capitalization), for any de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than any such representation and warranty made as of a specific earlier date, which shall have been so accurate as of such earlier date); (ii) contained in Sections 2.1(a) (Organization), 2.3(d)-(e) (Capitalization), 2.4 (Authority; Binding Nature of Agreement), 2.22 (Vote Required), 2.24 (Opinion) and 2.25 (Advisors’ Fees) shall be accurate (without giving effect to any “Material Adverse Effect” or other materiality qualifications therein) in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than any such representation and warranty made as of a specific earlier date, which shall have been so accurate of such earlier date); (iii) contained in Section 2.14(b) (Compliance with Laws) (together with the Sections referred to in the immediately preceding clauses “(i)” and “(ii)”, the “Specified Representations”) shall be accurate (without giving effect to any materiality qualifications therein) as of the Closing Date as if made on and as of the Closing Date, except in the case of this clause “(iii)” where the failure of such representations and warranties to be so accurate, individually or in the aggregate, has not, and would not reasonably be expected to be, material to the business of the Acquired Companies, taken as a whole, or material to the business of Parent and its Subsidiaries, taken as a whole; and (iv) contained in Section 2 (other than the Specified Representations), shall be accurate (without giving effect to any “Material Adverse Effect” or other materiality qualifications therein) as of the Closing Date as if made on and as of the Closing Date (other than any such representation and warranty made as of a specific earlier date, which shall have been so accurate as of such earlier date), except in the case of this clause “(iv)” where the failure of such representations and warranties to be so accurate, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect. For purposes of determining the accuracy of such representations and warranties as of the foregoing dates, any update of or modification to the Disclosure Schedule made or purported to have been made on or after the date of this Agreement shall be disregarded.

6.2 Performance of Covenants. The covenants and obligations in this Agreement that the Company is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

6.3 Stockholder Approval. This Agreement shall have been duly adopted by the Required Company Stockholder Vote.

6.4 Closing Certificate. Parent shall have received a certificate executed by the Executive Chairman or the Acting Chief Financial Officer of the Company confirming that the conditions set forth in Sections 6.1 and 6.2 (including specifically performance of the covenant set forth in Section 5.13 in all material respects) have been duly satisfied.

6.5 Regulatory Matters. The CFIUS Condition shall have been satisfied without the imposition of any Burdensome Condition.

6.6 No Restraints. No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Merger shall have been issued by any court of competent jurisdiction or other Specified Governmental Body and remain in effect, and there shall not be in effect any Law enacted by a Specified Government Body that makes consummation of the Merger illegal.

6.7 No Governmental Litigation. There shall not be pending any Legal Proceeding in which a Specified Governmental Body is a party challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other Contemplated Transactions.

6.8 Restructuring. The Restructuring shall have been completed in accordance with Section 5.14.

Neither Parent nor Merger Sub may rely on the failure of any condition set forth in this Section 6 to be satisfied if such failure was caused by such party’s material breach of any provision of this Agreement or such party’s failure to comply with its obligations hereunder was the proximate cause of the failure of such condition to be satisfied.

Section 7. Conditions Precedent to Obligation of the Company

The obligation of the Company to effect the Merger and otherwise consummate the Contemplated Transactions is subject to the satisfaction, as of the Closing, of the following conditions:

7.1 Accuracy of Representations. Each of the representations and warranties of Parent and Merger Sub contained in this Agreement shall be accurate in all respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than any such representation or warranty made as of a specific earlier date, which shall have been so accurate as of such earlier date), except where the failure of the representations and warranties of Parent and Merger Sub to be so accurate, individually or in the aggregate, would not reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger or any of the other Contemplated Transaction.

7.2 Performance of Covenants. The covenants and obligations in this Agreement that Parent and Merger Sub are required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

7.3 Stockholder Approval. This Agreement shall have been duly adopted by the Required Company Stockholder Vote.

7.4 Closing Certificate. The Company shall have received a certificate executed by the Chief Executive Officer or Chief Financial Officer of Parent confirming that the conditions set forth in Sections 7.1 and 7.2 have been duly satisfied.

7.5 Regulatory Matters. The CFIUS Condition shall have been satisfied without the imposition of any Burdensome Condition.

7.6 No Restraints. No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Merger shall have been issued by any court of competent jurisdiction or other Specified Governmental Body and remain in effect, and there shall not be in effect any Law enacted by a Specified Government Body that makes consummation of the Merger illegal.

7.7 No Governmental Litigation. There shall not be pending any Legal Proceeding in which a Specified Governmental Body is a party challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other Contemplated Transactions.

The Company may not rely on the failure of any condition set forth in this Section 7 to be satisfied if such failure was caused by the Company’s material breach of any provision of this Agreement or the Company’s failure to comply with its obligations hereunder was the proximate cause of the failure of such condition to be satisfied.

Section 8. Termination

8.1 Termination. This Agreement may be terminated prior to the Effective Time (whether before or after the adoption of this Agreement by the Required Company Stockholder Vote) by written notice of the terminating party to the other parties:

(a) by mutual written consent of Parent and the Company;

(b) by either Parent or the Company if the Merger shall not have been consummated by 5:00 p.m. (New York time) on February 28, 2020 (the “Initial Outside Date”); provided, however, that if on such Initial Outside Date, a Specified Circumstance exists and all of the conditions set forth in Section 6 and Section 7 have been satisfied (other than those conditions that by their nature are only capable of being satisfied at the Closing) or waived (where permissible), except for the conditions set forth in Section 6.5 and Section 7.5, then either Parent or the Company may, in its sole discretion, extend the Outside Date to 5:00 p.m. (New York time) on May 28, 2020 (the “Second Outside Date”) by providing the other party written notice of such extension on or before the Outside Date (the Initial Outside Date and the Second Outside Date, if applicable pursuant to this Section 8.1(b), the “Outside Date”); provided, further, that if the satisfaction of the last to be satisfied or waived (where permissible) of the conditions set forth in Section 6.5 and Section 7.5 occurs less than three Business Days prior to the Outside Date, the Outside Date shall be deemed to be extended to the extent necessary to permit the Closing to occur in accordance with Section 1.3; provided, further, a party shall not be permitted to terminate this Agreement pursuant to this Section 8.1(b) if the failure to consummate the Merger by the Outside Date was proximately caused by the action or failure on the part of such party to act and such action or failure constituted a material breach of this Agreement;

(c) by either Parent or the Company if a Specified Governmental Body shall have issued a final and nonappealable Order having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or a Law has been enacted by a Specified Governmental Body that makes consummation of the Merger illegal;

(d) by either Parent or the Company if: (i) the Company Stockholders Meeting (including any adjournments and postponements thereof) shall have been held and completed and the Company’s stockholders shall have taken a final vote on a proposal to adopt this Agreement; and (ii) this Agreement shall not have been adopted at the Company Stockholders Meeting (and shall not have been adopted at any adjournment or postponement thereof) by the Required Company Stockholder Vote; provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 8.1(d) if the failure to have this Agreement adopted by the Required Company Stockholder Vote was proximately caused by the action or failure on the part of such party to act and such action or failure constitutes a material breach of this Agreement;

(e) by either Parent or the Company following a Final CFIUS Turndown; provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 8.1(e) if such Final CFIUS Turndown was proximately caused by the action or failure on the part of such party to act and such action or failure constitutes a material breach of this Agreement;

(f) by Parent (at any time prior to the adoption of this Agreement by the Required Company Stockholder Vote) if a Triggering Event shall have occurred;

(g) by Parent if: (i) any of the Company’s representations or warranties contained in this Agreement shall not be true and correct, which failure to be true and correct would give rise to the failure of the condition set forth in Section 6.1 to be satisfied; (ii) any of the Company’s covenants or obligations contained in this Agreement shall have been breached such that the condition set forth in Section 6.2 would not be satisfied; or (iii) a Material Adverse Effect shall have occurred (other than, in the case of this clause “(iii)”, to the extent such Material Adverse Effect is under clause “(b)” of the definition thereof and results from or arises out of any Legal Proceedings of the type set forth in clause (ii) of Section 2.20(a)) and remain uncured for a period of 60 days commencing on the date that Parent gives the Company written notice of the occurrence of such Material Adverse Effect; provided, however, that, for purposes of clauses “(i)” and “(ii)” above, if an inaccuracy in any of the Company’s representations or warranties or a breach of a covenant or obligation by the Company is curable by the Company prior to the Outside Date and the Company is continuing to exercise its reasonable best efforts to cure such inaccuracy or breach, then Parent may not terminate this Agreement under this Section 8.1(g) on account of such inaccuracy or breach unless such inaccuracy or breach shall remain uncured for a period of 30 days commencing on the date that Parent gives the Company written notice of such inaccuracy or breach;

(h) by the Company if: (i) any of Parent’s representations or warranties contained in this Agreement shall not be true and correct, which failure to be true and correct would give rise to the failure of the condition set forth in Section 7.1 to be satisfied; or (ii) if any of Parent’s covenants or obligations contained in this Agreement shall have been breached such that the condition set forth in Section 7.2 would not be satisfied; provided, however, that for purposes of clauses “(i)” and “(ii)” above, if an inaccuracy in any of Parent’s representations or warranties or a breach of a covenant or obligation by Parent is curable by Parent by the Outside Date and Parent is continuing to exercise its reasonable best efforts to cure such inaccuracy or breach, then the Company may not terminate this Agreement under this Section 8.1(h) on account of such inaccuracy or breach unless such inaccuracy or breach shall remain uncured for a period of 30 days commencing on the date that the Company gives Parent written notice of such inaccuracy or breach; or

(i) by the Company (at any time prior to the adoption of this Agreement by the Required Company Stockholder Vote) in order to accept a Superior Offer (subject to compliance with the provisions of Section 4.3 and Section 5.2) and concurrently enter into a binding, written, definitive agreement providing for the consummation of the transaction contemplated by such Superior Offer (an “Alternative Acquisition Agreement”); provided, that prior to or concurrently with such termination, the Company shall have paid (or caused to be paid) to Parent or its designee the Termination Fee.

8.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.1, written notice thereof shall be given by the terminating party to the other party, specifying the provisions hereof pursuant to which such termination is made, and this Agreement shall be of no further force or effect without any liability or obligation on the part of the Company, Parent, Merger Sub or any of their respective directors, officers, employees, stockholders, Representatives, agents or advisors; provided, however, that: (a) this Section 8.2,

Section 8.3 and Section 9 shall survive the termination of this Agreement and shall remain in full force and effect; (b) the Confidentiality Agreement shall survive the termination of this Agreement and remain in full force and effect in accordance with its terms; and (c) the termination of this Agreement shall not relieve any party from any liability for fraud or any knowing and intentional breach of this Agreement (except as provided in the second to last sentence in Section 8.3(f)). For purposes of this Agreement, “knowing and intentional breach” shall mean a breach of this Agreement or failure to perform a covenant or obligation that is a consequence of an act undertaken by the breaching party with the knowledge that the taking of such act or failure to act would, or would reasonably be expected to, cause a material breach of this Agreement.

8.3 Expenses; Termination Fees.

(a) Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement or any of the Contemplated Transactions shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated; provided, however, that Parent and the Company shall equally share all filing fees and similar expenses incurred in connection with the filing by the parties hereto of any notice or other document under any applicable foreign antitrust or competition-related law or regulation or the filing of any notice or other document with any Governmental Body pursuant to Section 5.5 or other Law.

(b) If this Agreement is terminated by Parent pursuant to Section 8.1(g), then the Company shall make the Expense Payment to Parent at the time specified in Section 8.3(e).

(c) If: (i) this Agreement is terminated by Parent or the Company pursuant to Section 8.1(d); (ii) at or prior to the time of the termination of this Agreement, an Acquisition Proposal shall have been publicly disclosed, announced, commenced, submitted or made and such Acquisition Proposal shall not have been publicly withdrawn prior to the Company Stockholders Meeting; and (iii) within 12 months after the date of any such termination, an Acquisition Transaction with any Person (other than Parent, Merger Sub or any of their respective Affiliates) is consummated or a definitive agreement providing for an Acquisition Transaction with any Person (other than Parent and Merger Sub) is executed and thereafter such Acquisition Transaction is subsequently consummated (whether or not such consummation occurs before or after such 12-month period), then the Company shall pay to Parent the Termination Fee in cash; provided, however, that, for purposes of clause “(iii)” of this Section 8.3(c), all references to “20%” in the definition of “Acquisition Transaction” shall be deemed to be references to “50%”.

(d) If this Agreement is terminated: (i) by Parent pursuant to Section 8.1(f); or (ii) by the Company pursuant to Section 8.1(i), then the Company shall pay to Parent the Termination Fee in cash.

(e) Any Termination Fee required to be paid to Parent pursuant to Section 8.3(c) shall be paid by the Company contemporaneously with the consummation of the Acquisition Transaction contemplated by Section 8.3(c). Any Termination Fee required to be paid to Parent pursuant to Section 8.3(d) shall be paid or made by the Company (A) in the case of a termination of this Agreement by the Company, at or prior to the time of such termination, or (B) in the case of a termination of this Agreement by Parent, within two Business Days after such termination. Any Expense Payment required to be made pursuant to Section 8.3(b) shall be paid or made by the Company promptly (but in no event later than five Business Days) following the delivery by Parent to the Company of a reasonably detailed invoice, together with reasonable supporting documentation, of Parent’s expenses that are subject to reimbursement in accordance with the definition of “Expense Payment.”

(f) Each of the parties acknowledges and agrees that in no event shall the Company be required to pay the Termination Fee or the Expense Payment under this Section 8.3 on more than one occasion, whether or not such fees may be payable under more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. Each of the parties acknowledges and agrees that (i) the covenants and obligations contained in this Section 8.3 are an integral part of the Contemplated Transactions, and that, without these covenants and obligations, the parties would not have entered into this Agreement and (ii) the Termination Fee and the Expense Payment are not penalties, but rather are liquidated damages in a reasonable amount that will compensate Parent and Merger Sub in the circumstances in which the Termination Fee or the Expense Payment are payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. Notwithstanding anything to the contrary contained in this Agreement, except in the case of fraud, if this Agreement is validly terminated in accordance with Section 8.1 in the circumstances under which the Termination Fee or Expense Payment is payable to Parent pursuant to this Section 8.3, Parent’s right to receive payment of such Termination Fee or Expense Payment from the Company in such circumstances (plus, if the

Termination Fee or Expense Payment is not timely paid, the interest, fees and expenses described in Section 8.3(g)) shall be the sole and exclusive remedy of Parent and Merger Sub against the Acquired Companies and any of their respective former, current or future officers, directors, partners, stockholders, option holders, managers, members or Affiliates (each such Person, a “Company Related Party”) for the loss suffered as a result of the failure of the Merger to be consummated or any loss suffered as a result of any breach of any covenant or agreement in this Agreement, and upon payment of such amount, none of the Acquired Companies or any of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement. Nothing in this Section 8.3(f) shall limit the rights of Parent, Merger Sub or the Company under Section 9.10 (or otherwise with respect to injunctive or similar relief).

(g) If the Company fails to pay when due any amount payable under this Section 8.3, then (i) the Company shall reimburse Parent for all reasonable and documented out-of-pocket fees and expenses (including fees and disbursements of counsel) incurred in connection with the collection of such overdue amount and the enforcement by Parent of its rights under this Section 8.3 and (ii) the Company shall pay to Parent interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to Parent in full) at a rate per annum equal to the sum of the Prime Rate in effect on the date such overdue amount was originally required to be paid plus 500 basis points.

(h) The Company shall be entitled to deduct and withhold from any amount payable or otherwise deliverable pursuant to this Section 8.3 such amounts as may be required to be deducted and withheld with respect to the making of such payment under applicable Tax law. Any amounts so deducted, withheld and paid over to the appropriate Taxing Authority shall be treated for all purposes of this Section 8.3 as having been paid to the person in respect of which such deduction or withholding was made.

(i) For purposes of this Agreement:

(i) “Expense Payment” means a cash payment to Parent in an amount equal to the lesser of (x) $1,750,000 or (y) the aggregate amount of all reasonable and documented out-of-pocket fees, costs and other expenses (including legal fees, financial advisory fees, consultant fees, filing fees and travel expenses) that Parent has directly or indirectly paid or otherwise borne, or that are payable directly or indirectly by Parent, in connection with or in anticipation of the Contemplated Transactions (including all fees and expenses relating directly or indirectly to the preparation and negotiation of this Agreement, the Confidentiality Agreement and the other documents referred to in this Agreement, and all fees and expenses relating to Parent’s due diligence investigation of the Acquired Companies).

(ii) “Termination Fee” means a non-refundable fee in the amount of $4,000,000 in cash; provided, however, that the “Termination Fee” shall be $3,000,000 in cash solely in the event that this Agreement is terminated by the Company prior to the No-Shop Period Start Date pursuant to Section 8.1(i) to accept a Superior Offer and concurrently enter into an Alternative Acquisition Agreement.

Section 9. Miscellaneous Provisions

9.1 Amendment. This Agreement may be amended, modified or supplemented by a written agreement signed by the Company, Parent and Merger Sub at any time (whether before or after the adoption of this Agreement by the Company’s stockholders); provided, however, that after any such adoption of this Agreement by the Company’s stockholders, no amendment shall be made which by Law or in accordance with the rules and regulations of the NASDAQ requires further approval of the stockholders of the Company without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

9.2 Waiver.

(a) At any time prior to the Effective Time, any party may: (i) extend the time for the performance of any of the obligations or other acts of any other party; (ii) waive any inaccuracies in the representations and warranties of any other party contained in this Agreement or in any document delivered pursuant to this Agreement; or (iii) subject to the proviso to the first sentence of Section 9.1 and to the extent permitted by applicable Law, waive compliance with any of the agreements or covenants of any other party or any condition that exists in favor of the waiving party contained in this Agreement. Any agreement to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of the party against whom the extension or waiver is to be effective.

(b) No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(c) No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

9.3 No Survival. None of the representations and warranties contained in this Agreement or in any certificate delivered pursuant to Section 6.4 or 7.4 shall survive the Merger. No covenant or agreement contained in this Agreement shall survive the Merger except to the extent any such covenant or agreement by its terms contemplates performance following the Merger, in which case such covenant or agreement shall survive until fully performed in accordance with its terms.

9.4 Entire Agreement; Counterparts; Exchanges by Facsimile or Electronic Delivery. This Agreement (including all Exhibits and Schedules hereto) and the Confidentiality Agreement constitute the entire agreement and supersede all prior representations, warranties, agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms of this Agreement.

9.5 Applicable Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement, and any action, suit or other Legal Proceeding arising out of or relating to this Agreement (including the enforcement of any provision of this Agreement), the negotiation, execution or performance of this Agreement, any of the Contemplated Transactions or the legal relationship of the parties to this Agreement (whether at law or in equity, whether in contract or in tort or otherwise), shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, regardless of the choice of laws principles of the State of New York, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies. In any action between any of the parties arising out of or relating to this Agreement, the negotiation, execution or performance of this Agreement, any of the Contemplated Transactions or the legal relationship of the parties to this Agreement (whether at law or in equity, whether in contract or in tort or otherwise), each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of any federal or state court located in the Borough of Manhattan, New York City, State of New York and any appellate courts therefrom; (ii) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (iii) agrees that it will not bring any such action in any court other than any federal or state court located in the Borough of Manhattan, New York City, State of New York and any appellate courts therefrom. Service of any process, summons, notice or document to any party’s address and in the manner set forth in Section 9.8 or in such other manner as may be permitted by applicable Law shall be effective service of process for any such action; provided, however, that Parent irrevocably and unconditionally agrees to the designation of WSP USA, Inc., its affiliate in the United States with an office located at One Penn Plaza, New York, NY 10119, as its agent for service of process, summons, notice or document.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, ANY OF THE CONTEMPLATED TRANSACTIONS OR THE LEGAL RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT (WHETHER AT LAW OR IN EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE), IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, ANY OF THE CONTEMPLATED TRANSACTIONS OR THE LEGAL RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT (WHETHER AT LAW OR IN EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE). EACH PARTY ACKNOWLEDGES, AGREES AND CERTIFIES THAT: (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF

ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF SUCH WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER; (iii) IT MAKES SUCH WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.

9.6 Disclosure Schedule. The Disclosure Schedule shall be arranged in separate parts corresponding to the numbered and lettered sections contained in Section 2 (or any other applicable section or subsection contained in this Agreement), and the information disclosed in any numbered or lettered part shall be deemed to relate to and to qualify only the particular representation or warranty set forth in the corresponding numbered or lettered section in Section 2 (or any other applicable section or subsection contained in this Agreement); provided that the disclosure of any information in any part or subpart of the Disclosure Schedule shall also constitute disclosure for purposes of all other Sections of this Agreement with respect to which such disclosure is applicable or relevant on its face from the substance of the matter disclosed. For purposes of this Agreement, each statement or other item of information set forth or incorporated in a particular part or subpart of the Disclosure Schedule shall be deemed to be a representation and warranty made by the Company in the corresponding section or subsection of Section 2 (or any other applicable section or subsection contained in this Agreement). Any update of or modification to the Disclosure Schedule made or purported to have been made on or after the date of this Agreement shall not affect or be deemed to modify any representation, warranty, covenant or agreement made by the Company herein or the conditions to the obligation of any party to effect the Merger and otherwise consummate the Contemplated Transactions in accordance with the terms and provisions hereof or otherwise prejudice in any way the rights and remedies of Parent or Merger Sub hereunder.

9.7 Assignability; No Third-Party Beneficiaries. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the parties’ rights, interests or obligations hereunder may be assigned or delegated by operation of law or otherwise without the prior written consent of (i) the Company (in the case of an assignment by either Parent or Merger Sub) or (ii) Parent (in the case of an assignment by the Company); provided, however, that, subject to the following sentence, Parent or Merger Sub, upon prior written notice to the Company, may assign any or all of their respective rights or obligations under this Agreement, in whole or in part, to any wholly-owned Subsidiary of Parent without obtaining the consent or approval of any other party hereto. No assignment shall relieve the assigning party of any of its obligations hereunder. Any purported assignment in violation of this Section 9.7 shall be null and void. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto, except the Indemnified Persons shall be third-party beneficiaries of Section 5.4.

9.8 Notices. Each notice, request, demand or other communication under this Agreement shall be in writing and shall be deemed to have been duly given, delivered or made as follows: (a) if delivered by hand, when delivered; (b) if sent by facsimile transmission before 5:00 p.m. on a Business Day in the delivery location, when transmitted and receipt is confirmed; (c) if sent by facsimile transmission after 5:00 p.m. on a Business Day in the delivery location or on a day other than a Business Day and receipt is confirmed, on the following Business Day; (d) if sent via an overnight international courier service, the Business Day after being delivered to such courier; and (e) if sent by email, when sent, provided that (i) the subject line of such email states that it is a notice delivered pursuant to this Agreement and (ii) the sender of such email does not receive a written notification of delivery failure. All notices and other communications hereunder shall be delivered to the address, facsimile number or email address set forth beneath the name of such party below (or to such other address, facsimile number or email address as such party shall have specified in a written notice given to the other parties hereto):

if to Parent or Merger Sub:

WSP Global Inc.
1600 René-Lévesque Blvd. W., 10th Floor
Montreal (Quebec)
H3H 1P9 Canada
Attention:	Philippe Fortier, Chief Legal Officer and Corporate Secretary
Email:	[REDACTED]; wspgloballegal@wsp.com

with copies (which shall not constitute notice) to:

Hogan Lovells US LLP
390 Madison Avenue
New York, NY 10017, USA
Attention:	Michael J. Silver
G. Allen Hicks
Facsimile:	(212) 918-3100
Email:	michael.silver@hoganlovells.com
allen.hicks@hoganlovells.com

Stikeman Elliott LLP
1155 René-Lévesque Blvd. West,
Montréal, QC H3B 3V2
Attention:	Maxime Turcotte
Facsimile:	(514) 397-2421
Email:	mturcotte@stikeman.com

if to the Company:

Ecology and Environment Inc.
368 Pleasant View Drive
Lancaster, NY 14086
Attention:	Colleen Mullaney-Westfall, Esq., Corporate Secretary
Facsimile:	(716) 684-0844
Email:	CMullaneyWestfall@ene.com

with a copy (which shall not constitute notice) to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention:	Victor I. Lewkow
Neil R. Markel
Facsimile:	(212) 225-3999
Email:	vlewkow@cgsh.com
nmarkel@cgsh.com

9.9 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the invalid or unenforceable term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree to negotiate in good faith to replace such invalid or unenforceable term or provision in a mutually acceptable manner with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision. In the event that the parties are unable to agree to such replacement, the parties agree that the court making the determination referred to above shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified.

9.10 Remedies. Except as otherwise provided in this Agreement, any and all remedies in this Agreement expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred by this Agreement, or by law or equity, upon such party, and the exercise by a party hereto of any one remedy shall not preclude the exercise of any other remedy, and nothing in this Agreement shall be deemed a waiver by any party of any right to specific performance or injunctive relief. The parties acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement required to be performed by any of the parties were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. Accordingly, in the event of any breach or threatened breach by any party of any covenant or obligation contained in this Agreement, any non-breaching party shall be entitled to obtain, without proof of actual damages (and in addition to any other remedy to which such non-breaching party may be entitled at law or in equity): (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Each of the parties hereby waives any requirement for the securing or posting of any bond in connection with any such remedy.

9.11 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include,” “including” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” All references in this Agreement to “dollars” or “$” shall mean United States Dollars.

(d) Unless otherwise indicated or the context otherwise requires: (i) any definition of or reference to any agreement, instrument or other document or any Law in this Agreement shall be construed as referring to such agreement, instrument or other document or Law as from time to time amended, supplemented or otherwise modified; (ii) any reference in this Agreement to any Person shall be construed to include such Person’s successors and assigns; (iii) all references to “Sections,” “Schedules” and “Exhibits” in this Agreement or in any Schedule or Exhibit to this Agreement are intended to refer to Sections of this Agreement and Schedules and Exhibits to this Agreement, respectively; (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement; and (v) any statute defined or referred to in this Agreement shall include all rules and regulations promulgated thereunder.

(e) Neither the specification of any dollar amount in any representation or warranty contained in this Agreement nor the inclusion of any specific item in the Disclosure Schedule is intended to imply that such amount, or higher or lower amounts, or the item so included or other items, are or are not material, and no party shall use the fact of the setting forth of any such amount or the inclusion of any such item in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in the Disclosure Schedule is or is not material for purposes of this Agreement. Unless this Agreement specifically provides otherwise, neither the specification of any item or matter in any representation or warranty contained in this Agreement nor the inclusion of any specific item in the Disclosure Schedules is intended to imply that such item or matter, or other items or matters, are or are not in the ordinary course of business, and no party shall use the fact of the setting forth or the inclusion of any such item or matter in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in the Disclosure Schedule is or is not in the ordinary course of business for purposes of this Agreement.

(f) The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Remainder of page intentionally left blank]

In Witness Whereof, the parties have caused this Agreement to be duly executed as of the date first above written.

WSP Global Inc.

By:	/s/ Alexandre L’Heureux
Name:	Alexandre L’Heureux
Title:	President and Chief Executive Officer
Everest Acquisition Corp.

By:	/s/ Patrick T. Sheridan
Name:	Patrick T. Sheridan
Title:	Senior Vice President & Treasurer
Ecology and Environment Inc.

By:	/s/ Marshall A. Heinberg
Name:	Marshall A. Heinberg
Title:	Executive Chairman

[Merger Agreement Signature Page]

Exhibit A

Certain Definitions

For purposes of the Agreement (including this Exhibit A):

“Acceptable Confidentiality Agreement” means any confidentiality agreement between the Company and a Person with terms that, taken as a whole, are not materially less restrictive to such Person than those restrictions on Parent contained in the Confidentiality Agreement.

“Acquired Companies” means, collectively, the Company and the Company’s Subsidiaries, and their respective predecessors (including any Entity that has been merged into the Company or any of its Subsidiaries).

“Acquired Company Returns” has the meaning assigned to such term in Section 2.16 of the Agreement.

“Acquisition Proposal” means any offer or proposal (other than an offer or proposal made or submitted by Parent or any of its Subsidiaries) contemplating or otherwise relating to any Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of transactions (other than the Contemplated Transactions) involving:

(a) any merger, consolidation, amalgamation, plan or scheme of arrangement, share exchange, business combination, joint venture, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction: (i) in which a Person or “group” (as defined in the Exchange Act and the rules thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing 20% or more of the outstanding securities of any class (or instruments convertible into or exercisable or exchangeable for 20% or more of any such class) of equity securities of the Company; or (ii) in which the Company issues securities representing 20% or more of the outstanding securities of any class of the equity securities of the Company (or instruments convertible into or exercisable or exchangeable for 20% or more of any such class); or

(b) any sale, exchange, transfer or other disposition of any business or businesses or assets that constitute or account for 20% or more of the consolidated net revenues, consolidated net income or consolidated assets of the Acquired Companies.

“Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition and the Agreement, the term “control” (and correlative terms) means the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a Person. The term “Affiliate” shall be deemed to include current and future “Affiliates.”

“Agreement” has the meaning assigned to such term in the preamble to the Agreement.

“Alternative Acquisition Agreement” has the meaning assigned to such term in Section 8.1(i) of the Agreement.

“Anti-Corruption Laws” means any anti-corruption or anti-bribery Law, including the Foreign Corrupt Practices Act of 1977, as amended, the United Kingdom Bribery Act of 2010, applicable Brazilian anticorruption laws (including Brazilian Criminal Code (Decree-Law No. 2,848/1940) and the Brazilian Anticorruption Law (Law No. 12,846/2013)), the Peruvian Corporate Corruption Acts (Law No. 30,424 and Legislative Decree No. 1,352), applicable anti-corruption provisions of the Chilean Criminal Code and the Chilean Corporate Criminal Liability Law and applicable anti-corruption provisions of the Ecuadorian Criminal Code.

“Baird” shall have the meaning set forth in Section 2.24.

“Balance Sheet Date” means April 27, 2019.

“Burdensome Condition” shall have the meaning set forth in Section 5.5(e) of the Agreement.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in Montreal, Quebec, Canada or New York, New York, USA are authorized or obligated by law or executive order to close.

“Certification” shall have the meaning set forth in Section 2.5(a) of the Agreement.

A-A-1

“CFIUS” means the Committee on Foreign Investment in the United States or any U.S. Governmental Body acting in its capacity as a member of CFIUS or directly involved in CFIUS’s assessment, review or investigation of the Contemplated Transactions.

The “CFIUS Condition” shall be deemed to have been satisfied if: (a) the parties receive written notice from CFIUS stating that CFIUS has concluded that the Contemplated Transactions are neither “covered transactions” nor “pilot program covered transactions” as those terms are defined at 31 C.F.R. § 800.207 and 31 C.F.R. § 801.210, respectively, and, therefore, not subject to review by CFIUS; (b) the parties receive written notice from CFIUS stating that CFIUS has concluded all action under Section 721 of the DPA with respect to the Contemplated Transactions and CFIUS has determined that there are no unresolved national security concerns with respect to the Contemplated Transactions; or (c) CFIUS shall have sent a report to the President of the United States requesting the President’s decision and the President has announced a decision not to take any action to suspend or prohibit the Merger pursuant to the DPA.

“CFIUS Notification Event” shall be deemed to have occurred if CFIUS notifies Parent or the Company that CFIUS intends to send a report to the President of the United States recommending that the President of the United States act to suspend or prohibit the Merger pursuant to the DPA.

“Change in Circumstances” has the meaning assigned to such term in Section 5.2(d)(ii) of the Agreement.

“Closing” has the meaning assigned to such term in Section 1.3 of the Agreement.

“Closing Date” has the meaning assigned to such term in Section 1.3 of the Agreement.

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company” has the meaning assigned to such term in the preamble to the Agreement.

“Company Associate” means any current or former employee, Contract Worker, officer, member of the board of directors or managers (or similar body) of or to any of the Acquired Companies.

“Company Balance Sheet” means the consolidated balance sheet of the Company and its consolidated subsidiaries as of April 27, 2019 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 27, 2019, as filed with the SEC on June 17, 2019.

“Company Board Recommendation” has the meaning assigned to such term in Section 5.2(b) of the Agreement.

“Company Class A Common Stock” means the Class A Common Stock, $0.01 par value per share, of the Company.

“Company Class B Common Stock” means the Class B Common Stock, $0.01 par value per share, of the Company.

“Company Common Stock” means the Company Class A Common Stock and the Company Class B Common Stock.

“Company Contract” means any Contract to which any of the Acquired Companies is a party, is otherwise bound by or is an express third party beneficiary of.

“Company Contractor Entity” means that certain Person that was designated by the applicable Governmental Body as the awardee and payee with respect to Section 2.11(a)(iii) of the Disclosure Schedules.

“Company Employee Plan” means: (a) each “employee benefit plan” (as defined in Section 3(3) of ERISA), whether or not subject to ERISA; and (b) any other material employment, consulting, salary, bonus, commission, other remuneration, stock option, restricted stock, stock purchase or other equity-based award (whether payable in cash, securities or otherwise), benefit, incentive compensation, profit sharing, savings, pension, retirement (including early retirement and supplemental retirement), disability, insurance (including life and health insurance), vacation, deferred compensation, supplemental retirement (including termination indemnities and seniority payments), severance, termination, redundancy, relocation, repatriation, expatriation, retention, change of control, transaction bonus, death benefits, hospitalization, medical, life or other insurance, flexible benefits, supplemental unemployment benefits, and similar fringe, welfare or other employee benefit plan, program, agreement, Contract, policy or binding arrangement (whether or not in writing) (i) maintained or contributed to or required to be contributed to by any of

A-A-2

the Acquired Companies for the benefit of or relating to any Company Associate of any Acquired Company, (ii) maintained or contributed to or required to be contributed to by any Affiliate of the Acquired Companies or (iii) with respect to which any Acquired Company has any current or is reasonably likely to have any future Liability.

“Company Equity Award” means an award of Company Restricted Stock.

“Company IP” means all Intellectual Property Rights in which any of the Acquired Companies has (or purports to have) an ownership interest or an exclusive license.

“Company Related Party” has the meaning assigned to such term in Section 8.3(f) of the Agreement.

“Company Restricted Stock” means each share of Company Common Stock that is unvested or is subject to a repurchase option or obligation, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other Contract with the Company or under the Company Stock Award Plan.

“Company SEC Reports” has the meaning assigned to such term in Section 2.5(a) of the Agreement.

“Company Stock Award Plan” means the Company’s 1998 Stock Award Plan and each supplemental Stock Award Plan adopted by the Company, including the Company’s 2016 Stock Award Plan.

“Company Stock Certificate” has the meaning assigned to such term in Section 1.6 of the Agreement.

“Company Stockholders Meeting” has the meaning assigned to such term in Section 5.2(a) of the Agreement.

“Company 401(a) Plan” has the meaning assigned to such term in Section 5.3(a) of the Agreement.

“Confidentiality Agreement” means that certain Confidentiality Agreement dated as of June 14, 2019, by and between Parent and the Company.

“Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

“Contemplated Transactions” means all actions and transactions contemplated by the Agreement, including the Merger.

“Continuing Employee” means each employee of the Company or any Acquired Company who is employed in the United States immediately prior to the Effective Time and continues employment with Parent, the Surviving Corporation or any Subsidiary or Affiliate of the Surviving Corporation after the Effective Time.

“Contract” means any written agreement, contract, or other legally binding instrument, including any written note, warranty, purchase order, license, sublicense, commitment or undertaking of any nature.

“Contract Worker” means any independent contractor, consultant, subcontractor, subconsultant or service provider, regardless of whether previously an employee or director of any Acquired Company, who is or was hired, retained, employed or used by any of the Acquired Companies and who is not: (a) classified by an Acquired Company as an employee; or (b) compensated by an Acquired Company through wages reported on a form W-2.

“Current Government Contract” has the meaning assigned to such term in Section 2.11(a) of the Agreement.

“Department of State” has the meaning assigned to such term in Section 1.3 of the Agreement.

“DFARS” means the Defense Federal Acquisition Regulation Supplement.

“Disclosure Schedule” means the disclosure schedule that has been prepared by the Company in accordance with the requirements of Section 9.6 of the Agreement and has been delivered by the Company to Parent on the date of the Agreement.

“Dissenting Shares” has the meaning assigned to such term in Section 1.8(b) of the Agreement.

“DOL” means the United States Department of Labor.

“DPA” means Section 721 of the Defense Production Act of 1950, as amended (50 U.S.C. § 4565), and all rules and regulations thereunder, including those codified at 31 C.F.R. Part 800 et seq.

“DCSA” has the meaning assigned to such term in Section 5.5(a) of the Agreement.

“DCSA Commitment Letter” has the meaning assigned to such term in Section 5.5(a) of the Agreement.

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“EDGAR” means SEC’s Electronic Data Gathering Analysis and Retrieval System.

“Effect” has the meaning assigned to the term in the definition of Material Adverse Effect.

“Effective Time” has the meaning assigned to such term in Section 1.3 of the Agreement.

“Encumbrance” means any lien, pledge, hypothecation, mortgage, security interest, attachment, easement, encroachment or similar encumbrance.

“Enforceability Exceptions” means: (a) legal limitations on enforceability arising from applicable bankruptcy and other similar Laws affecting the rights of creditors generally; and (b) legal limitations on enforceability arising from rules of law governing specific performance, injunctive relief and other equitable remedies.

“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

“Environmental Law” means any Law, including any Governmental Authorization required thereunder, relating to: (a) the protection, preservation, or regulation of the environment (including air, groundwater, surface water, drinking water supply, surface land, subsurface land, soil and natural resources); (b) human health or safety; or (c) the use, storage, handling, generation, manufacture, processing, remediation, exposure to, or Release or disposal of Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any Person under common control with any of the Acquired Companies within the meaning of Sections 414(b), (c), (m) and (o) of the Code, and the regulations thereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Holder” has the meaning assigned to such term in Section 1.5(a)(i)

“Excluded Person” means any Person or group of Persons (as defined in the Exchange Act and the rules thereunder) from whom the Company or any of its Representatives has received, prior to the No-Shop Period Start Date, a bona fide, written Acquisition Proposal (inclusive of any amendment or modification thereto, regardless of when delivered) that the Company’s board of directors determines in good faith, after taking into account the advice of an independent financial advisor and outside legal counsel, constitutes a Superior Offer or could be expected to result in a Superior Offer; provided, however, that a Person or group of Persons shall immediately cease to be an Excluded Person (and the provisions of this Agreement applicable to Excluded Persons shall cease to apply with respect to such Person(s)) if (A) such Acquisition Proposal made by such Person(s) prior to the start of the No-Shop Period Start Date is withdrawn (it being understood that any amendment, modification or replacement of such Acquisition Proposal shall not, in and of itself, be deemed a withdrawal of such Acquisition Proposal) or negotiations between the Company and such Person are otherwise definitively terminated, (B) such Acquisition Proposal, in the good faith determination of the Company’s board of directors (after taking into account the advice of its independent financial advisor and outside legal counsel), no longer constitutes or could be expected to result in a Superior Offer, or (C) such Person(s) comprising the Excluded Person cease to constitute at least 50% of the equity, voting or financial interests of such Person or group of Persons that made such Acquisition Proposal prior to the start of the No-Shop Period Start Date.

“Excluded Tax Agreement” has the meaning assigned to such term in Section 2.16(f) of the Agreement.

“Existing D&O Policy” has the meaning assigned to such term in Section 5.4(c) of the Agreement.

“FAR” means the Federal Acquisition Regulation.

A “Final CFIUS Turndown” shall be deemed to have occurred if: (a) a decision to suspend or prohibit the Merger is publicly announced by the President of the United States pursuant to the DPA; or (b) at any time after a CFIUS Notification Event, Parent makes a determination in good faith that the CFIUS Condition is unlikely to be satisfied without the imposition of any Burdensome Condition and provides the Company with written notice of such determination.

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“Foreign Export and Import Law” means any Law of the United Nations, the European Union, or the United Kingdom regulating exports, imports or re-exports to or from such foreign country, including the export or re-export of any goods, services or technical data.

“Foreign Plan” means any: (a) Company Employee Plan that is subject to any of the Laws of any jurisdiction outside the United States; (b) Company Employee Plan that covers or has covered any Company Associate whose services are or have been performed primarily outside of the United States, or (c) any plan, program, policy, practice, Contract or other arrangement of any Acquired Company mandated by a Governmental Body outside the United States.

“GAAP” means generally accepted accounting principles in the United States.

“GAC” means Gestion Ambiental Consultores S.A.

“GAC Shareholders Agreement” means the Shareholders’ Agreement, dated as of September 23, 1999, by and among Ecology and Environment de Chile S.A., Inversiones La Fuente Limitada, Inversiones Quillay Limitada and Inversiones y Servicios Covala Limitada.

“Government Bid” means any outstanding quotation, bid or proposal which, if accepted or awarded, would result in a Government Contract.

“Government Contract” means any Contract (including any task order, delivery order, teaming agreement, joint venture agreement, strategic alliance agreement, basic ordering agreement, pricing agreement or letter contract) between any of the Acquired Companies, on the one hand, and, on the other hand, (a) any Governmental Body; (b) any prime contractor of a Governmental Body in its capacity as a prime contractor; or (c) any subcontractor with respect to any Contract of a type described in clause “(a)” or clause “(b)” above. A task, purchase or delivery order under a Government Contract shall not constitute a separate Government Contract, for purposes of this definition, but shall be part of the Government Contract to which it relates.

“Governmental Authorization” means: (a) any permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law; or (b) any right under any Contract with any Governmental Body, and shall also include any required approval or clearance of any Governmental Body pursuant to any applicable Law relating to antitrust or competition matters.

“Governmental Body” means: any U.S. or non-U.S., federal, state or local government or subdivision thereof, or governmental, judicial, legislative, executive, administrative or regulatory authority, agency, commission, tribunal or body.

“Hazardous Materials” means any substance, material, chemical, or waste which is regulated or which would reasonably be expected to form the basis of Liability under Environmental Law or to which exposure is regulated by any Environmental Law, and includes any toxic waste, pollutant, contaminant, hazardous substance or material (including toxic mold), toxic substance, chemical substance, hazardous waste, special waste, or petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos or asbestos-containing material, urea formaldehyde, foam insulation, per or polyfluoroalkyl substances or polychlorinated biphenyls.

“IFRS” means International Financial Reporting Standards, as issued by the International Financial Reporting Standards Board and applicable to an Acquired Company.

“Indemnification Agreement” has the meaning assigned to such term in Section 2.10(a)(v) of the Agreement.

“Indemnified Persons” has the meaning assigned to such term in Section 5.4(a) of the Agreement.

“Information Privacy and Security Laws” means all applicable Laws relating to the processing, use, disclosure, collection, privacy, processing, transfer or security of Protected Information.

“Initial Outside Date” has the meaning assigned to such term in Section 8.1(b) of the Agreement.

“Intellectual Property Rights” means all intellectual property rights in, to or under: (a) patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, reexaminations, continuations and continuations-in-part thereof (“Patents”); (b) inventions (whether patentable or not), invention disclosures, improvements, methods, processes; (c) copyrights, and registrations and applications therefor (“Copyrights”), mask works, and all other rights corresponding thereto throughout the world, however denominated, whether registered or

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not, including works of authorship (including software, whether in source code, object code, firmware, or other form); (d) rights in industrial designs and any registrations and applications therefor; (e) trade names, trade dress, slogans, all identifiers of source, fictitious business names (D/B/As), domain names, logos, trademarks and service marks, including all goodwill therein, and any and all common law rights, registrations and applications therefor; (f) rights in trade secrets (including, those trade secrets defined in the Uniform Trade Secrets Act and under corresponding foreign statutory and common law), confidential business, technical and know-how information, non-public information, and other confidential information, including all technology, formulae, customer lists, business and marketing plans, and marketing information and rights to limit the use or disclosure thereof by any Person; and (g) any other proprietary intellectual property rights or similar or equivalent rights to any of the foregoing.

“IRS” means the United States Internal Revenue Service.

“IT System” means any software, hardware, network or systems owned or controlled by any of the Acquired Companies and used as information technology infrastructure or network equipment, including any server, workstation, router, hub, switch, data line, desktop application, server-based application, mobile application, cloud service hosted or provided by any of the Acquired Companies, mail server and firewall.

“ITAR” means the International Traffic in Arms Regulations, 22 C.F.R. §§ 120-130, as amended.

“Joint Voluntary Notice” means a joint voluntary notice filed with CFIUS in accordance with the DPA.

“Key Employee” has the meaning assigned to such term in Section 4.2(b)(xiv) of the Agreement.

“Knowledge” means, as to a particular fact or matter, the actual knowledge after reasonable inquiry (including inquiries with the Acquired Companies’ directors and managers, including the general manager of GAC but excluding any directors of GAC not appointed by the Company or any other manager of GAC) as of the date hereof of the individuals listed in the “Definitions” section of the Disclosure Schedule.

“Leased Real Property” has the meaning assigned to such term in Section 2.8(b) of the Agreement.

“Leases” has the meaning assigned to such term in Section 2.8(b) of the Agreement.

“Legal Proceeding” means any litigation, claim, action, suit or proceeding commenced, brought, conducted or heard by or before any Governmental Body or any arbitrator or arbitration panel.

“Law” means any law, statute, constitution, code, edict, Order, rule, regulation, or requirement issued, enacted or otherwise put into effect by or under the authority of any Governmental Body, including common law.

“Liability” means any debt, obligation, duty or liability of any nature (including any unknown, undisclosed, unmatured, unaccrued, unasserted, contingent, indirect, conditional, implied, vicarious, derivative, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with GAAP and regardless of whether such debt, obligation, duty or liability is immediately due and payable.

Any statement in Section 2 of the Agreement to the effect that any information, document or other material has been “Made Available to Parent” means that such information, document or material was: (a) filed with the SEC and publicly available on EDGAR in unredacted form at least two Business Days before the date of the Agreement (including as an exhibit to any of the Company’s filings with the SEC); (b) provided for review by Parent and Parent’s Representatives at least 48 hours prior to the execution of the Agreement in the “Project Everest” virtual data room maintained by the Company with Donnelley Financial Solutions, Inc. in connection with the Merger; or (c) otherwise made available (electronically or otherwise) in written form to Parent or its Representatives prior to the execution of the Agreement; provided, that the foregoing clauses “(b)” and “(c)” shall be subject to any redaction reasonably deemed necessary or appropriate by the Company of information contained therein.

“Major Client” has the meaning assigned to such term in Section 2.12(a) of the Agreement.

“Major Supplier” has the meaning assigned to such term in Section 2.12(b) of the Agreement.

“Material Adverse Effect” means any effect, change, development, event or circumstance (each, an “Effect”) that, considered individually or together with all other Effects, (a) has had or resulted in, or would reasonably be expected to have or result in, a material adverse effect on the business, financial condition, assets, Liabilities or results of operations of the Acquired Companies, taken as a whole; or (b) has or would reasonably be expected to prevent,

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materially delay or materially impair the ability of the Company to timely consummate the Merger or any of the other Contemplated Transactions; provided, however, that, with respect to clause “(a)” above, any Effect, alone or in combination with other Effects, shall be deemed not to constitute a Material Adverse Effect or be taken into account in determining whether there has been a Material Adverse Effect to the extent such Effect arises out of or results from: (i) adverse economic or business conditions, or adverse conditions in the securities, financial or credit markets, in the United States or in other locations in which the Acquired Companies have material operations, except to the extent such adverse conditions have a disproportionately adverse effect on the Acquired Companies, taken as a whole, as compared to the other companies in the engineering and environmental services industry; (ii) adverse economic or business conditions, or adverse conditions in the securities, financial or credit markets, that generally affect the engineering and environmental services industry, except to the extent such adverse conditions have a disproportionately adverse effect on the Acquired Companies, taken as a whole, as compared to the other companies in the engineering and environmental services industry; (iii) changes after the date of the Agreement in Laws or other legal or regulatory conditions or changes after the date of the Agreement in GAAP or other accounting standards (or the enforcement or interpretation thereof), except in each case to the extent such changes have a disproportionately adverse effect on the Acquired Companies, taken as a whole, as compared to the other companies in the engineering and environmental services industry; (iv) changes in political conditions in the U.S. or any other country in the world, or acts of war, sabotage or terrorism in the U.S. or in other locations in which the Acquired Companies have operations, except in each case to the extent such changes or acts have a disproportionately adverse effect on the Acquired Companies, taken as a whole, as compared to any of the other companies in the engineering and environmental services industry; (v) acts of God, natural disasters, weather conditions or other calamities or force majeure events occurring after the date of the Agreement, except in each case to the extent such events or conditions have a disproportionately adverse effect on any of the Acquired Companies, taken as a whole, as compared to the other companies in the engineering and environmental services industry; (vi) changes in the market price or trading volume of the shares of Company Common Stock on the NASDAQ (it being understood, however, that the facts or circumstances giving rise to any such change in the market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred except to the extent such facts or circumstances are otherwise excepted by this definition); (vii) the execution and delivery of this Agreement, the public disclosure of this Agreement or the Contemplated Transactions or the consummation of the Contemplated Transactions; (viii) the identity of, or the effects of any facts or circumstances relating to, Parent or its Affiliates, (ix) compliance with the terms of, or any taking of any action required by, this Agreement or the failure to take any action prohibited by this Agreement; (x) any failure by the Acquired Companies to meet internal or published (including by third parties) estimates, projections or expectations of the Acquired Companies’ revenues, earnings or other performance (it being understood, however, that the facts or circumstances giving rise to any such failure may be taken into account in determining whether a Material Adverse Effect has occurred except to the extent such facts or circumstances are otherwise excepted by this definition); or (xi) losses of customers, suppliers, distributors or other business partners or employees arising out of or resulting from the announcement or pendency of the Agreement.

“Material Contract” has the meaning assigned to such term in Section 2.10(a) of the Agreement.

“Maximum Premium” has the meaning assigned to such term in Section 5.4(c) of the Agreement.

“Merger” has the meaning assigned to such term in the recitals of the Agreement.

“Merger Consideration” means the cash consideration that a holder of shares of Company Common Stock is entitled to receive in exchange for such shares of Company Common Stock pursuant to Section 1.5 of the Agreement, to the extent that such shares are not Dissenting Shares with appraisal rights perfected in accordance with the NYBCL.

“Merger Sub” has the meaning assigned to such term in the preamble to the Agreement.

“NASDAQ” means the Nasdaq Stock Market.

“NISPOM” has the meaning assigned to such term in Section 2.23 of the Agreement.

“No-Shop Period Start Date” has the meaning assigned to such term in Section 4.3(a) of the Agreement.

“NYBCL” means the New York Business Corporation Law.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Order” means any order, writ, injunction, judgment or decree of any Governmental Body.

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“Outside Date” has the meaning assigned to such term in Section 8.1(b) of the Agreement.

“Owned Real Property” has the meaning assigned to such term in Section 2.8(a) of the Agreement.

“Parent” has the meaning assigned to such term in the preamble to the Agreement.

“Paying Agent” has the meaning assigned to such term in Section 1.7(a) of the Agreement.

“Payment Fund” has the meaning assigned to such term in Section 1.7(a) of the Agreement.

“Permitted Encumbrance” means any of the following: (a) liens for Taxes or governmental assessments, charges or claims of payment not yet due and payable, due but not delinquent or that are being contested in good faith by appropriate proceeding (provided that, in each case, adequate reserves have been maintained to the extent required by GAAP or similar accounting policy); (b) Encumbrances imposed by Laws, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s liens and other similar liens arising in the ordinary course of business; (c) Encumbrances arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business; (d) the effect of zoning, entitlement, building and land use ordinances, codes and regulations imposed by any Governmental Body that are not violated by the current use and operation of the Owned Real Property or the Leased Real Property; (e) customary covenants, defects of title, easements, rights of way, restrictions and other similar non-monetary Encumbrances affecting real property that are disclosed in publicly recorded documents and that, individually or in the aggregate, do not interfere in any material respect with or otherwise impair in any material respect the use, occupancy, value or marketability of title of the property subject thereto; (f) pledges or deposits arising in the ordinary course of business to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations; (g) minor liens (other than liens securing indebtedness for borrowed money) that have arisen in the ordinary course of business and that do not, individually or in the aggregate, materially adversely affect the value of or the use of such property for its current and anticipated purposes; and (h) any other Encumbrances that are not, individually or in the aggregate, material to the business of the Acquired Companies or that will be released on or prior to the Closing.

“Person” means any individual, Entity or Governmental Body.

“Pre-Closing Period” has the meaning assigned to such term in Section 1.5(c) of the Agreement.

“Price Per Share” has the meaning assigned to such term in Section 1.5(a)(ii) of the Agreement.

“Prime Rate” means the rate of interest quoted in the print edition of The Wall Street Journal, “Money Rates” section, as the prime rate, as in effect from time to time.

“Proprietary Software” has the meaning assigned to such term in Section 2.9(f) of the Agreement.

“Protected Information” means any information that: (a) relates to or is capable of being linked to an identified or identifiable individual or device used by an individual or (b) is governed, regulated or protected by any Information Privacy and Security Law.

“Proxy Statement” means the proxy statement to be sent to the Company’s stockholders in connection with the Company Stockholders Meeting.

“Recommendation Change Notice” has the meaning assigned to such term in Section 5.2(d)(ii) of the Agreement.

“Registered Company IP” has the meaning assigned to such term in Section 2.9(a) of the Agreement.

“Registered IP” means all Intellectual Property Rights that are registered, filed or issued with, by or under the authority of any Governmental Body, including all Patents, registered Copyrights and registered trademarks and all applications for any of the foregoing.

“Release” means any emission, spill, seepage, pouring, emptying, dumping, leaking, leaching, discharge, injection, pumping, disposal, migration, or release of Hazardous Materials.

“Representatives” means, when used with respect to any Person, the directors, officers, other employees, agents, attorneys, consultants, accountants, investment bankers and other advisors and representatives of such Person.

“Required Company Stockholder Vote” has the meaning assigned to such term in Section 2.22 of the Agreement.

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“Restricted Share Merger Consideration” has the meaning assigned to such term in Section 1.5(b) of the Agreement.

“Restructuring” has the meaning assigned to such term in Section 5.14 of the Agreement.

“Sanctions” has the meaning assigned to such term in Section 1.5(b) of the Agreement.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as it may be amended from time to time.

“SEC” means the United States Securities and Exchange Commission.

“Second Outside Date” has the meaning assigned to such term in Section 8.1(b) of the Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Sexual Misconduct Allegation” has the meaning assigned to such term in Section 2.17(e) of the Agreement.

“Special Dividend” has the meaning assigned to such term in Section 5.12 of the Agreement.

“Special Dividend Payment Date” has the meaning assigned to such term in Section 5.12 of the Agreement.

“Special Dividend Record Date” has the meaning assigned to such term in Section 5.12 of the Agreement.

A “Specified Circumstance” shall be deemed to exist if any of the conditions set forth in Sections 6.5 or 7.5 is not satisfied and has not been waived.

“Specified Governmental Body” means any Governmental Body that has actual jurisdiction over (a) the Company, Parent or Merger Sub, (b) any business of any Acquired Company that is material to the Acquired Companies, taken as a whole, or (c) any business of Parent or any of its Subsidiaries that is material to Parent and its Subsidiaries, taken as a whole. For the avoidance of doubt, any Person exercising authority under the DPA, including the President of the United States, shall be deemed a “Specified Governmental Body.”

“Specified Representations” has the meaning assigned to such term in Section 6.1 of the Agreement.

“Stockholders Agreement” means the Stockholders Agreement, dated as of May 12, 1970, by and among Gerhard J. Neumaier, Frank F. Silvestro, Ronald L. Frank and Gerald A. Strobel, as amended on January 24, 2011.

“Stockholder Litigation” has the meaning assigned to such term in Section 5.10.

An Entity shall be deemed to be a “Subsidiary” of another Person if such Person directly or indirectly owns or purports to own, beneficially or of record: (a) an amount of voting securities of other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body; or (b) at least 50% of the outstanding equity, voting or financial interests in such Entity; provided that, without limiting the foregoing, the term “Subsidiary” of the Company shall include GAC.

“Superior Offer” means a bona fide, written offer by a third party to purchase, in exchange for consideration consisting exclusively of cash or securities listed on a US national stock exchange or a combination thereof, substantially all of the outstanding shares of Company Common Stock, that: (a) was not obtained or made as a result of a material breach of Sections 4.3 or 5.2 of the Agreement, (b) is not subject to a financing contingency, and (c) constitutes an offer that the Company’s board of directors determines in good faith, after having taken into account the advice of an independent financial and the Company’s outside legal counsel and taking into account the likelihood and timing of consummation of the transaction contemplated by such offer, to be more favorable from a financial point of view to the Company’s stockholders than the Merger, including the Special Dividend.

“Support Agreement” has the meaning assigned to such term in the recitals of the Agreement.

“Surviving Corporation” has the meaning assigned to such term in Section 1.1 of the Agreement.

“Takeover Statute” has the meaning assigned to such term in Section 2.21 of the Agreement.

“Tax” means any federal, state, local or foreign tax (including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, estimated tax, unemployment tax, national health insurance tax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax or payroll tax), levy, assessment, tariff, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), imposed by any Governmental Body. For purposes of this Agreement, “Tax” also includes any Liability for taxes as a transferee, successor or by contract.

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“Taxing Authority” means any Governmental Body having jurisdiction with respect to a Tax.

“Tax Return” means any return (including any information return), report, statement, declaration, estimate, schedule, or other document or information, and any amendment of the foregoing, required to be filed with, any Governmental Body with respect to any Tax.

“Termination Fee” has the meaning assigned to such term in Section 8.3(i) of the Agreement.

“Transaction Expenses” has the meaning assigned to such term in Section 5.12 of the Agreement.

A “Triggering Event” shall be deemed to have occurred if: (a) the Company’s board of directors or any committee thereof shall have: (i) withdrawn the Company Board Recommendation; (ii) modified the Company Board Recommendation in a manner adverse to Parent; or (iii) taken, authorized or publicly proposed any of the actions referred to in Section 5.2(c) of the Agreement; (b) the Company shall have failed to include the Company Board Recommendation in the Proxy Statement; (c) a tender or exchange offer relating to 20% or more of the shares of Company Common Stock shall have been commenced and the Company shall not have sent to its securityholders, within 10 Business Days after the commencement of such tender or exchange offer (or, if earlier, prior to the Company Stockholders Meeting), a statement disclosing that the Company recommends rejection of such tender or exchange offer and reaffirming the Company Board Recommendation; or (d) an Acquisition Proposal shall have been publicly announced, and the Company shall have failed to issue a press release that reaffirms the Company Board Recommendation within 10 Business Days (or, if earlier, prior to the Company Stockholders Meeting) after such Acquisition Proposal is publicly announced.

“U.S. Export and Import Law” means any U.S. Law regulating exports, re-export, deemed (re)export, transfer or imports to or from the United States of goods, services, software or technical data from the United States, including the United States Export Control Reform Act of 2018, the Export Administration Regulations, the Arms Export Control Act, ITAR, the economic sanctions laws, regulations and executive orders administered by OFAC, the Tariff Act of 1930 and the Trade Act of 1974.

“Uncertificated Shares” has the meaning assigned to such term in Section 1.6 of the Agreement.

“WARN Act” has the meaning assigned to such term in Section 2.17(d) of the Agreement.

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Exhibit B

Persons Entering into Support Agreements

Marshall A. Heinberg

Michael C. Gross

Michael El-Hillow

Gerhard J. Neumaier Testamentary Trust

Frank B. Silvestro

Ronald L. Frank

Gerald A. Strobel

Justin C. Jacobs

Mill Road Capital II, L.P.

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Exhibit C

Form of Amended and Restated
Certificate of Incorporation of Surviving Corporation

[attached]

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AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
Ecology and Environment Inc.
(under Section 807 of the Business Corporation Law)

The undersigned, being of the age of eighteen years or over, for the purpose of amending and restating the certificate of incorporation of the corporation pursuant to Section 807 of the Business Corporation Law of the State of New York (“NYBCL”), does hereby certify:

1.	The name of the corporation is Ecology and Environment Inc. (the “Corporation”).
2.	The date of filing of the Certificate of Incorporation with the Department of State was the 20th day of February 1970.
3.	The Certificate of Incorporation, as now in full force and effect including all amendments and changes thereto, of the Corporation is hereby amended and restated to read in its entirety as follows:

FIRST.    The name of the corporation is Ecology and Environment Inc. (the “Corporation”).

SECOND.    The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the NYBCL. The Corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency, or other body without such consent or approval first being obtained.

THIRD.    The office of the Corporation is to be located in the County of New York, State of New York.

FOURTH.    The aggregate number of shares that the Corporation shall have authority to issue is 1,000 common shares, with the par value of $0.01 per share.

FIFTH.    The Secretary of State is designated as the agent of the Corporation upon whom process against the Corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation accepted on behalf of the Corporation is Attn: CT Corporation System, 28 Liberty Street New York, NY 10005.

SIXTH.    To the fullest extent permitted by the NYBCL, as the same exists or may thereafter be amended, a director of the Corporation shall not be liable to the Corporation or its shareholders for damages for breach of fiduciary duty as a director.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned has signed this Amended and Restated Certificate of Incorporation on this [•] day of [•], 20[•].

Name:
Address:

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AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
Ecology and Environment Inc.
(under Section 807 of the Business Corporation Law)

Filer’s Name and Mailing Address:

Name

Company, if applicable

Mailing Address

City, State, and Zip Code

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Annex B

August 27, 2019

Board of Directors
Ecology and Environment Inc.
368 Pleasant View Drive
Lancaster, NY 14086

The Board of Directors:

We understand that Ecology and Environment Inc. (the “Company”) proposes to enter into an agreement and plan of merger (the “Agreement”) with WSP Global Inc. (“Parent”) and an indirect wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Agreement, at the Effective Time (as defined in the Agreement), Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), and each share of Class A common stock and Class B common stock of the Company, in each case par value $0.01 per share (together, the “Company Common Stock”), outstanding immediately prior to the Effective Time, excluding any such shares of Company Common Stock held, directly or indirectly, by the Excluded Holders (as defined in the Agreement), will be converted into the right to receive $15.00 in cash (the “Consideration”). We further understand that, prior to the consummation of the Merger, the Company will declare a special cash dividend in an amount of $0.50 per share of Company Common Stock, subject to downward adjustment pursuant to Section 5.12 of the Agreement (the “Special Dividend”). We have not taken the Special Dividend into account for purposes of our opinion.

In connection with your consideration of the Merger, the Board of Directors (the “Board”) of the Company (in its capacity as such) has requested Robert W. Baird & Co. Incorporated (“Baird” or “we”) render an opinion as to the fairness, from a financial point of view, to the holders of the Company Common Stock (other than the Excluded Holders) of the Consideration to be received by such holders in the Merger. We express no opinion about the fairness of any amount or nature of the compensation or consideration (including any allocation of the Consideration) payable to any of the Company’s officers, directors or employees, or any class of such persons, or to any particular shareholder or the holders of a particular class or series of securities relative to the Consideration to be received by the holders of the Company Common Stock (other than the Excluded Holders). You have not asked us to express, and we are not expressing, any opinion with respect to any of the other financial or non-financial terms, conditions, determinations or actions with respect to the Merger.

In conducting our financial analyses and in arriving at our opinion, we have reviewed such information and have taken into account such financial and economic factors, investment banking procedures and considerations as we have deemed customary and appropriate under the circumstances. In that connection, and subject to the various assumptions, qualifications and limitations set forth herein, we have, among other things: (i) reviewed certain internal information, primarily financial in nature, including (A) financial forecasts concerning the business and operations of the Company (the “Forecasts”) furnished to us, and prepared and certified, by the Company’s management for purposes of our analysis, and (B) financial statements of the Company for the fiscal year ended July 31, 2019, which the Company’s management has prepared and identified as being the most current financial statements available (the “Financial Statements”); (ii) reviewed certain publicly available information, including, but not limited to, the Company’s recent filings with the Securities and Exchange Commission; (iii) reviewed the principal financial terms of the draft dated August 26, 2019 of the Agreement in the form expected to be presented to the Board as they related to our analysis; (iv) compared the financial position and operating results of the Company with those of certain other publicly traded companies we deemed relevant; (v) compared the historical market prices and market trading multiples of the Company’s common stock with those of certain other publicly traded companies we deemed relevant; (vi) compared the proposed Consideration as a multiple of enterprise value with the reported implied multiples of enterprise value for certain other transactions we deemed relevant; and (vii) reviewed the Company’s certificate regarding financial information furnished to Baird. We have held discussions with members of the Company’s senior management concerning the Company’s historical and current financial condition and operating results, as well as the future prospects of the Company. Although we have not been engaged or requested to, and we did not, solicit third party indications of interest in acquiring all or any part of the Company prior to or as of the date hereof, as a part of our engagement, we were requested by you to, and we will, solicit third party indications of interest in acquiring the Company for a prescribed period following the execution of the Agreement in accordance with the terms of the Merger Agreement (such solicitation, the “Go-Shop”). We were not engaged or requested to, and we did not, provide any advice concerning the structure of the Merger, the specific amount of the Consideration, or any other aspects of the Merger, and we were not involved in assisting Parent in obtaining any financing of the Merger. We have also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed customary and appropriate for the preparation of this opinion.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information that was publicly available or provided to us by or on behalf of the Company. We have not independently verified any publicly available information or information supplied to us by the Company or the Parent. We have not been engaged to independently verify, have not assumed any responsibility to verify, assume no liability for, and express no opinion on, any such information, and we have assumed and relied upon, without independent verification, that the Company is not aware of any information prepared by it or its advisors that might be material to our opinion that has not been provided to us. We have assumed and relied upon, without independent verification, that: (i)all material assets and liabilities (contingent or otherwise, known or unknown) of the Company are substantially as set forth in the Company’s most recent financial statements provided to us, and there is no information or facts that would make any of the information reviewed by us incomplete or misleading in any material respect; (ii) the Financial Statements present fairly in all material respects the results of operations, cash flows and financial condition of the Company for the periods, and as of the dates, indicated and were prepared in all material respects in conformity with U.S. generally accepted accounting principles consistently applied; (iii) the Forecasts for the Company were reasonably prepared on bases reflecting the best available estimates and good faith judgments of the Company’s management as to the future performance of the Company, and we have relied, without independent verification, upon such Forecasts in the preparation of this opinion, although we express no opinion with respect to the Forecasts or any judgments, estimates, assumptions or basis on which they were based, and we have assumed, without independent verification, that the Forecasts currently contemplated by the Company’s management used in our analysis will be realized in the amounts and on the time schedule contemplated; (iv) in all respects material to our analysis, the Merger will be consummated in accordance with the terms and conditions of the Agreement without any amendment or modification thereto and without waiver by any party of any of the conditions to their respective obligations thereunder; (v) in all respects material to our analysis, the representations and warranties contained in the Agreement are true and correct and that each party will perform all of the covenants and agreements required to be performed by it under the Agreement; and (vi) all corporate, governmental, regulatory or other consents and approvals (contractual or otherwise) required to consummate the Merger have been, or will be, obtained without the need for any material changes to the Consideration or other material financial terms or conditions of the Merger or that would otherwise materially affect the Company or our analysis. We have relied upon and assumed, without independent verification, that the final form of any draft documents referred to above will not differ in any material respect from such draft documents. We have relied, without independent verification, as to all legal, regulatory, accounting, insurance and tax matters regarding the Merger on the advice of the Company and its professional advisors, and we have assumed that all such advice was correct in all respects material to our analysis and we have not expressed an opinion on such matters as they relate to the Merger. In conducting our review, we have not undertaken or obtained an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise, known or unknown) or solvency of the Company nor have we made a physical inspection of the properties or facilities of the Company. In each case above, we have made the assumptions and taken the actions or inactions described above with your knowledge and consent.

Our opinion necessarily is based upon economic, monetary and market conditions as they exist and can be evaluated on the date hereof, and our opinion does not predict or take into account any changes which may occur, or information which may become available, after the date hereof. We are under no obligation to update, revise, reaffirm or withdraw this opinion, or otherwise comment on or consider, events occurring after the date hereof. Furthermore, we express no opinion as to the price or trading range at which any of the Company’s securities (including the Company Common Stock) will trade following the date hereof. Such price and trading range may be affected by a number of factors, including but not limited to (i) dispositions of Company Common Stock by shareholders within a short period of time after, or other market effects resulting from, the announcement of the Merger; (ii) changes in prevailing interest rates and other factors which generally influence the price of securities; (iii) adverse changes in the current capital markets; (iv) the occurrence of adverse changes in the financial condition, business, assets, results of operations or prospects of the Company or in the Company’s industr y; (v) any necessary actions by, or restrictions of, federal, state or other governmental agencies or regulatory authorities; and (vi) timely completion of the Merger on terms and conditions that are acceptable to all parties to the Agreement.

Our opinion has been prepared at the request and for the information of the Board. This opinion does not address the relative merits or risks of: (i) the Merger, the Agreement or any other agreements or other matters provided for, or contemplated by, the Agreement; (ii) any other transactions that may be, or might have been, available as an alternative to the Merger; or (iii) the Merger compared to any other potential alternative transactions or business strategies considered by the Board and, accordingly, we have relied upon our discussions with the management of the Company with respect to the availability and consequences of any alternatives to the Merger. This opinion does not constitute a recommendation to the Board, any security holder or any other person as to how any such person should vote or act with respect to the Merger or make any election with respect to the Merger.

We will receive a fee for rendering this opinion, which fee is not contingent upon the conclusions of our opinion or the consummation of the Merger. In the event the Go-Shop results in a transaction in which the per share consideration to be received by the holders of the Company Common Stock is greater than the Consideration, we will receive a fee for our services in connection with such alternative transaction, all of which would be contingent upon the consummation of such alternative transaction. In addition, the Company has agreed to reimburse us for certain of our expenses and to indemnify us and certain related parties against certain liabilities that may arise out of our engagement. We will not receive any other significant payment or compensation contingent upon the successful completion of the Merger.

In the past two years, Baird has not provided investment banking or financial advisory services to the Company or Parent for which we received compensation. No material relationship between Baird, on the one hand, and the Company, the Parent or any of their respective affiliates or any other party to the Merger, on the other hand, is mutually understood to be contemplated in which any compensation is intended to be received.

In the ordinary course of business, Baird may from time to time provide investment banking, advisory, brokerage and other services to clients that may be competitors or suppliers to, or customers or security holders of, the Company or Parent or any other party that may be involved in the Merger and their respective affiliates or that may otherwise participate or be involved in the same or a similar business or industry as the Company or Parent. In addition, Baird and certain of its employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may from time to time hold or trade the securities of the Company and/or Parent (including the Company’s and Parent’s common stock) for their own account or the accounts of our customers and, accordingly, may at any time hold long or short positions or effect transactions in such securities.

Our opinion was approved by our firm’s internal fairness committee.

Based upon and subject to the foregoing, including the various assumptions, qualifications and limitations set forth herein, we are of the opinion that, as of the date hereof, the Consideration to be received by the holders of the Company Common Stock (other than Excluded Holders) in the Merger is fair, from a financial point of view, to such holders.

Very truly yours,

ROBERT W. BAIRD & CO. INCORPORATED

Annex C

New York Business Corporation Law Section 623 and 910

SECTION 623. Procedure to enforce stockholder’s right to receive payment for shares.

(a)	A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.
(b)	Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.
(c)	Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.
(d)	A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.
(e)	Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters' rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.
(f)	At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

(g)	Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.
(h)	The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:
(1)	The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.
(2)	If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

(3)	All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.
(4)	The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.
(5)	The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.
(6)	The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.
(7)	Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.
(8)	Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.
(i)	Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

(j)	No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:
(1)	Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or
(2)	Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.
(3)	The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.
(k)	The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.
(l)	Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).
(m)	This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).

SECTION 910. Right of shareholder to receive payment for shares upon merger or consolidation, or sale, lease, exchange or other disposition of assets, or share exchange.

(a)	A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:
(1)	Any shareholder entitled to vote who does not assent to the taking of an action specified in clauses (A), (B) and (C).
(A)	Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:
(i)	To a shareholder of the parent corporation in a merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); or
(ii)	To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subclause (i), unless such merger effects one or more of the changes specified in subparagraph (b) (6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder; or
(iii)	Notwithstanding subclause (ii) of this clause, to a shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.
(B)	Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

(C)	Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares or depository receipt in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of exchange, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.
(2)	Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.
(3)	Any shareholder, not entitled to vote with respect to a plan of merger or consolidation to which the corporation is a party, whose shares will be cancelled or exchanged in the merger or consolidation for cash or other consideration other than shares of the surviving or consolidated corporation or another corporation.

Annex D

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”) is entered into as of August 28, 2019, by and between WSP Global inc., a Canadian corporation (“Parent”), and ____________________ (“Stockholder”).

Recitals

A.    Stockholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of certain shares of Company Common Stock and/or options, restricted stock units, warrants and other rights to acquire shares of Company Common Stock (“Equity Awards”) of Ecology and Environment Inc., a New York corporation (the “Company”).

B.   Parent, Everest Acquisition Corp., a New York corporation (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides (subject to the terms and conditions set forth therein) for the merger of Merger Sub with and into the Company (the “Merger”).

C.   In the Merger, each outstanding share of Company Common Stock and certain outstanding shares of Company Restricted Stock are to be converted into the right to receive the cash consideration set forth in the Merger Agreement.

D.   Stockholder is entering into this Agreement in order to induce Parent to enter into the Merger Agreement and cause the Merger to be consummated.

Agreement

The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1.   CERTAIN DEFINITIONS

For purposes of this Agreement:

(a)   The terms “Acquired Companies,” “Acquisition Proposal,” “Company Board Recommendation,” “Company Common Stock,” “Company Restricted Stock”, “Person” and other capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

(b)   “Adverse Amendment” means any amendment to the Merger Agreement that reduces the amount or changes the form of consideration payable in respect of each share of Company Common Stock in the Merger or otherwise amends the Merger Agreement in a manner adverse to the Stockholder.

(c)   “Expiration Date” means the earliest of: (i) the date on which the Merger Agreement is terminated in accordance with its terms; (ii) the date on which the Merger becomes effective; (iii) the date upon which Parent and Stockholder mutually agree to terminate this Agreement in writing; and (iv) the date on which any Adverse Amendment becomes effective for which the prior written approval of the Stockholder was not obtained.

(d)   Stockholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(e)   “Subject Securities” means: (i) all voting securities of the Company (including all shares of Company Common Stock and all Company Restricted Stock and all options, restricted stock units, warrants or other rights to acquire (by purchase, conversion or otherwise) any voting securities of the Company) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock, all additional Equity Awards and all options, restricted stock units, warrants or other rights to acquire (by purchase, conversion or otherwise) any voting securities of the Company) of which Stockholder acquires Ownership during the Voting Period; provided, however, that if the Company’s board of directors withdraws or modifies the Company Board Recommendation and the Company does not exercise its right to, or does not have the right to, terminate the Merger Agreement in accordance with its terms, then the voting covenant and obligations of the Stockholder under Section 3.1, the Proxy granted by the Stockholder under

Section 3.3 and the other provisions of this Agreement shall no longer be in respect of all of such voting securities Owned by the Stockholder, but in lieu and stead thereof, the voting covenant and obligations of the Stockholder under Section 3.1, the Proxy granted by the Stockholder under Section 3.3 and the other provisions of this Agreement shall be in respect of such portion of the foregoing securities as shall have 70% of the aggregate voting power attributable to all of such voting securities Owned by the Stockholder.

(f)   A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent; or (iii) reduces such Person’s beneficial ownership of or interest in such security.

(g)   “Voting Period” means the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date.

SECTION 2.   TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

2.1   Restriction on Transfer of Subject Securities. Subject to Section 2.3, during the Voting Period, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected (other than in the Merger). Without limiting the generality of the foregoing, during the Voting Period, Stockholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer.

2.2   Restriction on Transfer of Voting Rights. During the Voting Period, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted (except for the proxy granted in connection with this Agreement), and no voting agreement or similar agreement is entered into (except for the voting covenants contained in this Agreement), with respect to any of the Subject Securities.

2.3   Permitted Transfers. Section 2.1 shall not prohibit a transfer of Subject Securities by Stockholder: (a) if Stockholder is an individual, (i) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family or (ii) upon the death of Stockholder; or (b) if Stockholder is a partnership or limited liability company, to one or more partners or members of Stockholder or to an affiliated corporation under common control with Stockholder; provided, however, that a transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

2.4   Waiver and Termination of Stockholders Agreement. Each Stockholder who is a party to the Stockholders Agreement, dated May 12, 1970, among Gerhard J. Neumaier, Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel, as amended (the “Stockholders Agreement”), hereby (i) waives any and all rights of first refusal or other rights and restrictions on transfer of the Subject Securities under the Stockholders Agreement that may conflict with the terms of the Merger Agreement and (ii) agrees that, subject to the other surviving parties thereto agreeing to so terminate, the Stockholders Agreement shall terminate, with such termination automatically effective upon the effective time of the Merger.

SECTION 3.   VOTING OF SHARES

3.1   Voting Covenant. Stockholder hereby agrees that, during the Voting Period, at any meeting of the stockholders of the Company (however called), and at every adjournment or postponement thereof, and in any action by written consent of stockholders of the Company, unless otherwise directed in writing by Parent, Stockholder (solely in its capacity as such) shall cause the Subject Securities with respect to which Stockholder has voting rights to be voted:

(a)    in favor of: (i) the Merger and the adoption of the Merger Agreement; (ii) each of the other actions contemplated by the Merger Agreement; and (iii) any action in furtherance of any of the foregoing; and

(b)   against any action that would result in the failure of any of the conditions set forth in Section 6 or Section 7 of the Merger Agreement to be satisfied; and

(c)   against each of the following actions (other than the Merger and the other Contemplated Transactions): (i) any extraordinary corporate transaction, such as a merger, consolidation, amalgamation, plan or scheme of arrangement, share exchange or other business combination involving any Acquired Company, that relates to an Acquisition Proposal; (ii) any amendment to the Company’s certificate of incorporation or bylaws, which amendment would reasonably be expected to have the effect of (A) frustrating the purpose of, or breaching or nullifying any provision of, the Merger Agreement, (B) preventing, materially impeding or materially delaying the Merger or (C) changing the voting rights of any shares of capital stock of the Company; (iii) any material change in the capitalization of the Company or the Company’s corporate structure; or (iv) any other action which would reasonably be expected to prevent, materially impede or materially delay the Merger or any of the other Contemplated Transactions.

Notwithstanding anything to the contrary herein, in the event that a vote or consent of the stockholders of the Company is required in order to effect or adopt an Adverse Amendment, the provisions of this Section 3.1 shall not apply with respect to the Stockholder’s vote or consent with respect to such Adverse Amendment.

3.2   Other Voting Agreements. During the Voting Period, Stockholder shall not enter into any agreement or understanding with any Person to vote or give any instruction in any manner inconsistent with clause “(a),” clause “(b)” or clause “(c)” of Section 3.1. Except as expressly set forth in this Agreement, Stockholder may vote his, her or its Subject Securities in his, her or its discretion on all matters submitted for the vote of the Company’s stockholders or in connection with any meeting or written consent of the Company’s stockholders.

3.3   Proxy.

(a)   Contemporaneously with the execution of this Agreement, Stockholder shall deliver to Parent a proxy in the form attached to this Agreement as Exhibit A, which shall (at all times during the Voting Period) be irrevocable to the fullest extent permitted by law with respect to the shares referred to therein (the “Proxy”).

(b)   Stockholder shall not enter into any tender, voting or other similar agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to any of the Subject Securities that would in any way restrict, limit or interfere with the performance of any of Stockholder’s obligations hereunder or any of the actions contemplated hereby.

SECTION 4.   WAIVER OF APPRAISAL AND DISSENTERS’ RIGHTS

For holders of Company Class B Common Stock only, Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger or any related transaction that Stockholder or any other Person may have by virtue of, or with respect to, any shares of Company Common Stock Owned by Stockholder (including any and all such rights under the New York Business Corporation Law).

SECTION 5.   REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to Parent as follows:

5.1   Authorization. Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and the Proxy and to perform Stockholder’s obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is a corporation, then Stockholder is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Stockholder is a general or limited partnership, then Stockholder is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Stockholder is a limited liability company, then Stockholder is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. Stockholder has reviewed and understands the terms of this Agreement.

5.2   No Conflicts or Consents.

(a)   The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not: (i) if Stockholder is an Entity, conflict with or violate any of the charter or organizational documents of Stockholder or any resolution adopted by the equity holders, the board of directors (or other similar body) or any committee of the board of directors (or other similar body) of Stockholder; (ii) conflict with or violate any Law or Order applicable to Stockholder or by which Stockholder or any of Stockholder’s properties is or may be bound or affected in any material respect; or (iii) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to any Person (with or without notice or lapse of time or both) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time or both) in the creation of any encumbrance on any of the Subject Securities pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s affiliates or properties is or may be bound or affected.

(b)   The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not, require any Consent of any Person. Stockholder is not, nor will Stockholder be, required to give any notice to any person in connection with the execution, delivery or performance of this Agreement or the Proxy.

5.3   Title to Securities. As of the date of this Agreement: (a) Stockholder holds of record (free and clear of any encumbrance) the number of outstanding shares of Company Common Stock set forth under the heading “Shares Held of Record” on the signature page of this Agreement; (b) Stockholder holds (free and clear of any encumbrance) the Company Restricted Stock set forth under the heading “Company Restricted Stock Owned” on the signature page of this Agreement; (c) Stockholder Owns the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on the signature page of this Agreement; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of the Company with the right to vote, or any option, restricted stock unit, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company with the right to vote, other than the shares, options, restricted stock units, warrants and other rights set forth on the signature page of this Agreement.

SECTION 6.   REPRESENTATIONS AND WARRANTIES OF PARENT

Parent hereby represents and warrants to Stockholder as follows:

6.1   Authorization. Parent has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform Parent’s obligations hereunder. This Agreement has been duly executed and delivered by Parent and constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. Parent is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.

6.2   No Conflicts or Consents.

(a)    The execution and delivery of this Agreement by Parent does not, and the performance of this Agreement by Parent will not conflict with or violate any of the charter or organizational documents of Parent or any resolution adopted by the equity holders, the board of directors (or other similar body) or any committee of the board of directors (or other similar body) of Parent; (ii) conflict with or violate any Law or Order applicable to Parent or by which Parent or any of Parent’s properties is or may be bound or affected in any material respect; or (iii) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to any Person (with or without notice or lapse of time or both) any right of termination, amendment, acceleration or cancellation of any Contract to which Parent is a party or by which Parent or any of Parent’s affiliates or properties is or may be bound or affected.

(b)    The execution and delivery of this Agreement by Parent do not, and the performance of this Agreement by Parent will not, require any Consent of any Person. Parent will not, nor will Parent be, required to give any notice to any person in connection with the execution, delivery or performance of this Agreement.

SECTION 7.   MISCELLANEOUS

7.1   Stockholder Information. Stockholder hereby agrees to permit Parent, Merger Sub and the Company to (a) publish and disclose in the Proxy Statement, any current report on Form 8-K or any other document or schedule required to be filed with the SEC or any other regulatory authority in connection with the Merger (collectively, the “Public Filings”), Stockholder’s identity and ownership of shares of Company Common Stock and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement and (b) file this Agreement as an exhibit to any Public Filing.

7.2   No Solicit. Stockholder agrees that such Stockholder is a “Representative” of the Company for purposes of Section 4.3(b) of the Merger Agreement, and that[,subject to Section 7.3 and subject to Stockholder’s duties, obligations or rights to take any action in his capacity as a director or officer of the Company that may be necessary to further the exercise by the Company of its rights under the Merger Agreement,] beginning on the No-Shop Period Start Date, such Stockholder shall not directly or indirectly, and shall ensure that each of Stockholder’s Representatives does not, directly or indirectly, take any action prohibited by Section 4.3(b) of the Merger Agreement. Notwithstanding the foregoing, Stockholder may (and may permit Stockholder’s Representatives to) participate in discussions and negotiations with, provide information and data to and otherwise facilitate any Person making an Acquisition Proposal if (1) the Company is engaging in discussions or negotiations with such Person in accordance with Section 4.3 of the Merger Agreement and (2) Stockholder’s negotiations, discussions, provision of information or data or other facilitation are in conjunction with and ancillary to the Company’s discussions and negotiations. Nothing in this Agreement shall preclude Stockholder from making such filings as are required by the SEC or any other regulatory authority in connection with the entering into of this Agreement.

7.3   [Fiduciary Duties. Stockholder is entering into this Agreement solely in Stockholder’s capacity as an Owner of Subject Securities, and Stockholder shall not be deemed to be making any agreement in this Agreement in Stockholder’s capacity as a director or officer of the Company, or that would limit Stockholder’s ability to take or fulfill, or refrain from taking or fulfilling, actions or fiduciary duties as, a director or officer of the Company. No action taken by any such Stockholder in its capacity as a director or officer of the Company shall be deemed a breach by any such Stockholder of this Agreement.]

7.4   Termination. This Agreement shall terminate on the Expiration Date; provided, however, that (a) the provisions of this Section 7 (other than Sections 7.1, 7.2, 7.3 and 7.11) shall survive any termination of this Agreement and (b) the termination of this Agreement shall not relieve any party from any liability arising from any intentional breach of any representation, warranty, covenant or other provision of this Agreement prior to such termination.

7.5   Further Assurances. From time to time prior to the Expiration Date and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional certificates, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request that are reasonably required for the purpose of carrying out this Agreement.

7.6   Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

7.7   Notices. Each notice, request, demand or other communication under this Agreement shall be in writing and shall be deemed to have been duly given, delivered or made as follows: (a) if delivered by hand, when delivered; (b) if sent by facsimile transmission before 5:00 p.m. on a Business Day in the delivery location, when transmitted and receipt is confirmed; (c) if sent by facsimile transmission after 5:00 p.m. on a Business Day in the delivery location or on a day other than a Business Day and receipt is confirmed, on the following Business Day; (d) if sent via an overnight international courier service, the Business Day after being delivered to such courier; and (e) if sent by email, when sent, provided that (i) the subject line of such email states that it is a notice delivered pursuant to this Agreement and (ii) the sender of such email does not receive a written notification of delivery failure. All notices and other communications hereunder shall be delivered to the address, facsimile number or email address set forth beneath the name of such party below (or to such other address, facsimile number or email address as such party shall have specified in a written notice given to the other party hereto):

if to Stockholder:
at the address set forth on the signature page of this Agreement; and

if to Parent:

WSP Global Inc.
1600 René-Lévesque Blvd. W., 10th Floor
Montreal (Quebec)
H3H 1P9 Canada
Attention: Philippe Fortier, Chief Legal Officer and Corporate Secretary
Email: [REDACTED]; wspgloballegal@wsp.com

with a copy (which shall not constitute notice) to:

Hogan Lovells US LLP
390 Madison Avenue
New York, NY 10017, USA
Attention:	Michael J. Silver G. Allen Hicks
Email:	michael.silver@hoganlovells.com allen.hicks@hoganlovells.com

7.8   Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the invalid or unenforceable term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree to negotiate in good faith to replace such invalid or unenforceable term or provision in a mutually acceptable manner with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision. In the event that the parties are unable to agree to such replacement, the parties agree that the court making the determination referred to above shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified.

7.9   Entire Agreement. This Agreement and the Proxy and any other documents delivered by the parties hereto in connection herewith and therewith constitute the entire agreement and supersede all prior representations, warranties, agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof.

7.10   Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and Stockholder.

7.11   Assignment; Binding Effect; No Third Party Rights. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by either party without the prior written consent of the other party, and any attempted or purported assignment or delegation of any of such interests or obligations shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and Stockholder’s heirs, estate, executors and personal representatives and Stockholder’s successors and assigns, and shall inure to the benefit of Parent and its successors and permitted assigns. Without limiting any of the restrictions set forth in Section 2, Section 3 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

7.12   Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy required to be performed by either of the parties hereto were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, Parent shall be entitled, without any proof of actual damages (and in addition to any other remedy that may be available to it at law or in equity, including monetary damages) to obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 7.12, and Stockholder irrevocably waives any right Stockholder may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

7.13   Applicable Law; Jurisdiction; Waiver of Jury Trial.

(a)   This Agreement, and any action, suit or other Legal Proceeding arising out of or relating to this Agreement (including the enforcement of any provision of this Agreement) (whether at law or in equity, whether in contract or in tort or otherwise), shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, regardless of the choice of laws principles of the State of New York, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies. In any action between any of the parties hereto arising out of or relating to this Agreement (whether at law or in equity, whether in contract or in tort or otherwise), each of the parties hereto: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of any federal or state court located in the Borough of Manhattan, New York City, State of New York and any appellate courts therefrom; (ii) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (iii) agrees that it will not bring any such action in any court other than any federal or state court located in the Borough of Manhattan, New York City, State of New York and any appellate courts therefrom. Service of any process, summons, notice or document to any party’s address and in the manner set forth in Section 7.7 shall be effective service of process for any such action; provided, however, that Parent irrevocably and unconditionally agrees to the designation of WSP USA Inc., its affiliate in the United States with an office located at One Penn Plaza, New York, NY 10119, as its agent for service of process, summons, notice or document.

(b)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT OR THE LEGAL RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT (WHETHER AT LAW OR IN EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE), IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT OR THE LEGAL RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT (WHETHER AT LAW OR IN EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE). EACH PARTY ACKNOWLEDGES, AGREES AND CERTIFIES THAT: (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF SUCH

WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER; (iii) IT MAKES SUCH WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.12.

7.14   Counterparts; Exchanges by Electronic Delivery. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms of this Agreement.

7.15   Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

7.16   Waiver. No failure on the part of either party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of either party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

7.17   Independence of Obligations. The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other Contract between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder. Nothing in this Agreement shall limit any of the rights or remedies of Parent under the Merger Agreement, or any of the rights or remedies of Parent or any of the obligations of Stockholder under any agreement between Stockholder and Parent or any certificate or instrument executed by Stockholder in favor of Parent; and nothing in the Merger Agreement or in any other such agreement, certificate or instrument, shall limit any of the rights or remedies of Parent or any of the obligations of Stockholder under this Agreement.

7.18   Construction.

(a)   For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b)   The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c)   As used in this Agreement, the words “include,” “including” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)   Unless otherwise indicated or the context otherwise requires: (i) any definition of or reference to any agreement, instrument or other document or any Law in this Agreement shall be construed as referring to such agreement, instrument or other document or Law as from time to time amended, supplemented or otherwise modified; (ii) any reference in this Agreement to any Person shall be construed to include such Person’s successors and assigns; (iii) all references to “Sections” and “Exhibits” in this Agreement or in any Exhibit to this Agreement are intended to refer to Sections of this Agreement and Exhibits to this Agreement, respectively; (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement; and (v) any statute defined or referred to in this Agreement shall include all rules and regulations promulgated thereunder.

In Witness Whereof, the parties hereto have caused this Agreement to be executed as of the date first written above.

WSP GLobal Inc.

By:
Name
Title

Stockholder

Signature

Printed Name

Address:

Facsimile:
Class A Common Stock Held of Record	Class B Common Stock Held of Record	Company Restricted Stock Owned	Additional Securities Beneficially Owned

[Signature Page to Voting and Support Agreement]

Exhibit A

Form of Irrevocable Proxy

D-A-1

Irrevocable Proxy

The undersigned stockholder (the “Stockholder”) of Ecology and Environment Inc., a New York corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes WSP Global Inc., a Canadian corporation (“Parent”) and Everest Acquisition Corp., a New York corporation, and each of them and their respective designees, the attorneys and proxies of the Stockholder, with full power of substitution and resubstitution, to the full extent of the Stockholder’s rights with respect to, subject to the proviso set forth in the definition of “Subject Securities” in the Support Agreement (as defined below): (a) the outstanding shares of capital stock of the Company owned of record by the Stockholder as of the date of this proxy, which shares are specified on the final page of this proxy; and (b) any and all other shares of capital stock of the Company which the Stockholder may acquire on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses “(a)” and “(b)” of the immediately preceding sentence, which shares of capital stock of the Company shall automatically and without any further action of the Stockholder be adjusted in accordance with the proviso set forth in the definition of “Subject Securities” in the Support Agreement in the circumstances contemplated thereby, are collectively referred to as the “Shares.”) Upon the execution of this proxy, all prior proxies given by the Stockholder with respect to any of the Shares are hereby revoked, and the Stockholder agrees that no subsequent proxies will be given with respect to any of the Shares that conflict with this proxy.

This proxy is irrevocable, is coupled with an interest and is granted in connection with, and as security for, the Voting and Support Agreement, dated as of the date hereof, between Parent and the Stockholder (the “Support Agreement”), and is granted in consideration of Parent entering into the Agreement and Plan of Merger, dated as of the date hereof, among Parent, Everest Acquisition Corp., a wholly owned subsidiary of Parent, and the Company (the “Merger Agreement”). This proxy will terminate and be of no further force or effect on the Expiration Date (as defined in the Support Agreement).

The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date at any meeting of the stockholders of the Company (however called) and at every adjournment or postponement thereof, and in connection with any action by written consent of stockholders of the Company:

(a)   in favor of: (i) the merger contemplated by the Merger Agreement (the “Merger”), the execution and delivery by the Company of the Merger Agreement and the adoption of the Merger Agreement; (ii) each of the other actions contemplated by the Merger Agreement; and (iii) any action in furtherance of any of the foregoing; and

(b)   against any action that would result in the failure of any of the conditions set forth in Section 6 or Section 7 of the Merger Agreement to be satisfied; and

(c)   against each of the following actions (other than the Merger and the other Contemplated Transactions): (i) any extraordinary corporate transaction, such as a merger, consolidation, amalgamation, plan or scheme of arrangement, share exchange or other business combination involving any Acquired Company, that relates to an Acquisition Proposal; (ii) any amendment to the Company’s certificate of incorporation or bylaws, which amendment would reasonably be expected to have the effect of (A) frustrating the purpose of, or breaching or nullifying any provision of, the Merger Agreement, (B) preventing, materially impeding or materially delaying the Merger or (C) changing the voting rights of any shares of capital stock of the Company; (iii) any material change in the capitalization of the Company or the Company’s corporate structure; or (iv) any other action which would reasonably be expected to prevent, materially impede or materially delay the Merger or any of the other Contemplated Transactions.

Notwithstanding anything to the contrary herein, in the event that a vote or consent of the stockholders of the Company is required in order to effect or adopt an Adverse Amendment (as defined in the Support Agreement), the attorneys and proxies named above will not be empowered, and may not exercise this proxy, to vote or consent to such Adverse Amendment.

The attorneys and proxies named above may not exercise this proxy on any matter not expressly referred to in this proxy. The Stockholder may vote the Shares on all other matters not expressly referred to in this proxy, and the attorneys and proxies named above may not exercise this proxy with respect to such other matters.

This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Shares).

D-A-2

Any term or provision of this proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Stockholder agrees that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this proxy shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

Dated: August 28, 2019

Stockholder

Signature

Printed Name

Number of shares of common stock of the Company owned of record as of the date of this proxy:

D-A-3

Annex E

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

☑	Annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 For the fiscal year ended July 31, 2018
☐	Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 For the transition period from to

Commission File Number 1-9065

ECOLOGY AND ENVIRONMENT INC.
(Exact name of registrant as specified in its charter)

New York	16-0971022
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

368 Pleasant View Drive, Lancaster, NY	14086
(Address of principal executive offices)	(Zip code)

716-684-8060
(Registrant’s telephone number, including area code)

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock par value $.01 per share	EEI	Nasdaq Stock Market

Securities registered pursuant to section 12(g) of the Act:

None
(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes  ☐ No ☑

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes  ☐ No ☑

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☐ No ☑

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes  ☐ No ☑

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§ 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendments to this Form 10-K. ☑

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☑
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes  ☐ No ☑

The aggregate market value of the Class A Common Stock held by non-affiliates as of January 31, 2018 (the last business day of the registrant’s most recently completed second fiscal quarter) was $31,405,579. This amount is based on the closing price of the registrant’s Class A Common Stock on the Nasdaq Stock Market and 2,907,924 shares of Class A Common Stock held by non-affiliates on that date. Shares of Class A Common Stock held by the executive officers and directors of the registrant are not included in this computation.

As of April 30, 2019, 3,110,130 shares of the registrant’s Class A Common Stock, $.01 par value (the “Class A Common Stock”) were outstanding, and 1,205,005 shares of the registrant’s Class B Common Stock, $.01 par value (the “Class B Common Stock”) were outstanding.

DOCUMENTS INCORPORATED BY REFERENCE: None.

EXPLANATORY NOTE REGARDING RESTATEMENTS

As previously disclosed in the Current Report on Form 8-K filed by Ecology and Environment Inc. (“EEI” or the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on December 12, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) determined that the Company’s previously issued financial statements for annual and quarterly periods prior to July 31, 2018 can no longer be relied upon. As a result, the financial statements included in Item 8 of this Annual Report on Form 10-K (the “Annual Report”) include a restated consolidated balance sheet at July 31, 2017, and restated consolidated statements of operations, comprehensive income, cash flows and shareholders’ equity for the fiscal years ended July 31, 2017 and 2016 (the “Restatement Periods”). The Company intends to prospectively amend financial statements for the quarters ended October 28, 2017, January 27, 2018 and April 28, 2018 when it files its Quarterly Reports on Form 10-Q relating to the corresponding quarter for fiscal year 2019.

Restatement Background

The Audit Committee concluded that the Company’s consolidated financial statements and related reports filed with the SEC for periods ended prior to July 31, 2018 should no longer be relied upon due to errors related to accounting for EEI’s investment in Gestion Ambiental Consultores S.A. (“GAC”) since 1999. The Company had previously included the results of GAC’s operations in consolidated financial statements filed with the SEC prior to July 31, 2018. In December 2018, the Company determined that, although it had a majority ownership interest in GAC, it did not have a controlling interest in GAC’s operations due to lack of continuous control over the activities of GAC’s board of directors and senior management team. As a result, the Company’s net investment in GAC should have been accounted for using the equity method of accounting. Collectively, the adjustments necessary to deconsolidate GAC’s unaudited financial statements and correctly account for the Company’s investment in GAC under the equity method of accounting are referred to as the “GAC Deconsolidation Adjustments.”

For the fiscal years ended July 31, 2017 and 2016, the GAC Deconsolidation Adjustments resulted in decreases of $7.6 million and $7.5 million, respectively, of consolidated gross revenue, decreases of $0.1 million and $0.8 million, respectively, of income before income tax provision, and increases of less than $0.1 million of net income attributable to EEI for both years. The GAC Deconsolidation Adjustments resulted in decreases of $2.3 million of consolidated total assets and $0.5 million of consolidated total shareholders’ equity at July 31, 2017.

In addition to the GAC Deconsolidation Adjustments, previously filed financial statements were also adjusted for the correction of other errors in the financial statements and disclosures that were deemed to be immaterial, on an individual basis and in the aggregate, for the fiscal years during which the errors were originally identified (the “Out of Period Adjustments”). For the fiscal years ended July 31, 2017 and 2016, the Out of Period Adjustments resulted in decreases of $0.8 million and less than $0.1 million, respectively, of consolidated gross revenue, decreases of $0.7 million and $0.2 million, respectively, of income before income tax provision, and decreases of $0.3 million and $0.2 million, respectively, of net income attributable to EEI. The Out of Period Adjustments resulted in decreases of $0.5 million of both consolidated total assets and consolidated total shareholders’ equity at July 31, 2017.

Specific impacts of the GAC Deconsolidation Adjustments and Out of Period Adjustments on various financial statement line items are summarized in Note 2 of the consolidated financial statements included in Item 8 of this Annual Report.

Internal Controls and Disclosure Controls Considerations

In connection with control deficiencies related to the errors outlined above, and other control deficiencies identified by management, our Acting Principal Executive Officer (“Acting PEO”) and Acting Chief Financial Officer (“Acting CFO”) determined that there were deficiencies in our internal control over financial reporting that, in the aggregate, represented material weaknesses in controls at July 31, 2018. Accordingly, our Acting PEO and Acting CFO have concluded that the Company’s disclosure controls and procedures and internal control over financial reporting were not effective at July 31, 2018. Refer to Item 9A of this Annual Report for a description of the control deficiencies identified by management, as well as management’s plan to remediate those deficiencies.

Items Affected

The following disclosures in this Annual Report have been affected as a result of the restatements:

•	Item 1. Business – GAC backlog has been removed from the consolidated backlog table.
•	Item 2. Properties – GAC’s leased properties are excluded from the properties commentary.
•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – tables and textual disclosures related to revenue, operating expenses, income taxes, liquidity and critical accounting policies have been amended for the fiscal years ended July 31, 2017 and 2016.
•	Item 8. Financial Statements and Supplementary Data – the following financial statements and related footnote disclosures have been restated: (i) consolidated balance sheet at July 31, 2017; and (ii) consolidated statements of operations, statements of comprehensive income, statements of cash flows and statements of shareholders’ equity for the fiscal years ended July 31, 2017 and 2016.

For additional disclosures regarding the restatement adjustments described above, refer to Note 2 of the consolidated financial statements included in Item 8 of this Annual Report.

PART I

Item 1.   Business

References in this Annual Report to “EEI” refer to Ecology and Environment Inc., a New York corporation. References to “the Company,” “we,” “us,” “our,” or similar terms refer to EEI together with its consolidated subsidiaries.

Organization and Background

EEI was incorporated in February 1970 as a global broad-based environmental consulting firm with an underlying philosophy of providing professional services in the regions it serves so that sustainable economic and human development may proceed with acceptable impact on the environment. During fiscal year 2018, EEI had direct and indirect ownership in six active wholly-owned and majority-owned operating subsidiaries in four countries (the United States of America, Brazil, Peru and Ecuador), and one majority-owned equity investment in Chile.

Management generally assesses operating performance and makes strategic decisions based on the geographic regions in which we do business. We report separate operating segment information for our U.S. and South American operations.

Our active subsidiaries during the fiscal year ended July 31, 2018 are listed in the following table.

Name	Percentage of Subsidiary Capital Stock Owned by the Company	Operating Segment
Consolidated Subsidiaries:
Ecology & Environment Engineering, Inc.	100.00%	United States
Walsh Environmental, LLC	100.00%	United States
Gustavson Associates, LLC	83.60%	United States
Lowham-Walsh Engineering & Environment Services, LLC (“Lowham”)	100.00%	United States
Walsh Peru, S.A. Ingenieros y Cientificos Consultores (“Walsh Peru”)	74.78%	South America
ecology and environment do brasil Ltda. (“E&E Brazil”)	72.00%	South America
Servicios Ambientales Walsh, S.A. (“Walsh Ecuador”)(a)	51.00%	South America

Majority-Owned Equity Investment(b):
Gestión Ambiental Consultores S.A. (“GAC”)	55.10%	South America
(a)	The Company’s investment in Walsh Ecuador was sold to minority shareholders effective February 1, 2019.
(b)	EEI’s equity investment in GAC is reported as an “equity method investment” on the consolidated balance sheets, and as a component of the South American operating segment. EEI’s share of GAC’s earnings is reported as “income from equity method investment” on the consolidated statements of operations.

Environmental Consulting Services Offered

We are an environmental and engineering consulting firm employing professionals in scientific, engineering, and planning disciplines. Our staff is comprised of individuals representing numerous scientific, engineering, health, and social disciplines working together in multidisciplinary teams to provide innovative environmental solutions. The majority of our employees hold bachelor’s and/or advanced degrees in such areas as chemical, civil, mechanical, sanitary, soil, structural and transportation engineering, biology, geology, hydrogeology, ecology, urban and regional planning and oceanography. Our client list includes governments, industries, multinational corporations, organizations, and private companies. Major markets that we participate in, and the services we provide to clients within those markets, are described below.

Energy

Our energy market includes projects related to fossil fuels (oil and gas, pipelines, liquid natural gas, offshore), renewables (onshore and offshore wind, solar, geothermal, storage), and electric transmission. We also provide third-party energy advisory work for state and federal agencies. Our core energy development services span the entire energy project lifecycle and include:

•	Feasibility studies, siting analyses, and critical flaw analyses;
•	Environmental/biological surveys and assessments;
•	Federal, state, and local agency consultation and permitting applications;
•	National Environmental Policy Act (“NEPA”) compliance;
•	Geographic Information Systems (“GIS”) data management and mapping;
•	Community outreach, stakeholder engagement, and tribal consultation; and
•	Environmental monitoring during project construction, restoration and mitigation.

Offshore Resources

For our offshore energy clients, we provide environmental risk advisory services, critical issues analyses, and project siting support. We help clients obtain federal, state, and local permits and conduct agency and tribal consultation. We develop environmental/biological/marine studies, surveys, and modeling and provide GIS-based data management and mapping services. We also have teams of public outreach experts that provide stakeholder engagement and community outreach services for clients. We provide environmental monitoring/ compliance services during construction as well as post-construction.

Pipelines and Liquefied Natural Gas (“LNG”)

This market includes onshore pipelines and domestic upstream (exploration and production) oil and gas development and permitting projects, offshore and onshore LNG import and export terminals and associated pipelines, and deep water ports for exporting crude oil. Our extensive suite of pipeline services includes route selection, evaluation of alternatives, field surveys, regulatory compliance and permit support, preparation of environmental monitoring and restoration plans, and environmental inspection, including development of quality assurance specifications.

The rapid development of shale gas resources has advanced the U.S. from having to import natural gas to now producing natural gas in excess of domestic needs. This has transformed the U.S. LNG marketplace from permitting and constructing LNG import terminals to permitting and constructing LNG export terminals. We have also worked with clients to develop offshore and onshore LNG import and export terminals and associated pipelines.

Renewables

The renewable market includes solar energy and onshore and offshore wind energy projects. This is a very dynamic market, where increasingly favorable economics of renewables and changing regulations are leading to new regional markets and the frequent emergence of new market entrants. We have extensive experience providing strategic environmental consulting services to wind energy developers. We also support solar energy developers during all phases of solar projects and have supported these projects in more than 30 states. We conduct critical issues analyses, feasibility and siting studies, permitting and due diligence audits, environmental impact assessments, project permitting and construction monitoring and operational compliance.

Electric Transmission

This market includes projects associated with underwater and underground transmission lines, urban rebuilds, and renewable generation interconnections in the U.S. and South America. We prepare feasibility studies, evaluate alternative routes, analyze environmental impacts, and acquire utility certificates, approvals, and permits for electric transmission facilities to bring electric power from its source to regional population centers as well as to upgrade aging infrastructure.

Site Assessment and Remediation (“SAR”)

Within our SAR market, we provide a variety of services related to environmental liabilities from hazardous waste sites, including due diligence, site assessment, risk assessment, preliminary assessment/site inspection, remedial investigation and feasibility study, corrective/remedial action planning, remedial design, construction oversight, brownfield and property redevelopment, and searches for potentially responsible parties. We provide services to commercial clients, federal government agencies and various state agencies and municipalities located within the states of New York, Florida, Illinois, South Carolina, and Washington. Our significant federal SAR clients and services include the Environmental Protection Agency (“EPA”), the U.S. Army Corps of Engineers, the U.S. Forest Service, and the Bureau of Land Management (“BLM”).

Armed Services

Our U.S. Department of Defense (“DOD”) clients include the Army, Navy, Marines, Air Force, and other branches of the DOD. We provide real property master planning, military programming, geospatial data and systems support, database management, encroachment planning and water resources planning services at DOD air stations and bases, weapons ranges, and onshore and offshore range complexes in the U.S. and internationally. We develop technologically advanced military master planning tools by leveraging the latest in GIS and information technology. We assist DOD installations with incorporating renewable energy and reducing their environmental footprint while sustaining mission requirements and maintaining positive relationships with the surrounding communities.

Federal Lands and Waters

Our federal lands and waters work includes planning/NEPA and other non-SAR work for federal clients including the U.S. Forest Service, the National Oceanic and Atmospheric Administration, the Bureau of Ocean Energy Management, and BLM.

International and Communications

Our International and Communications work encompasses international project development for telecommunications and offshore activities such as oil and gas, as well as joint opportunities with our Latin American subsidiaries and ongoing telecommunications work.

Resilient Communities

We help clients in building community resilience, emergency management planning, and disaster preparedness and recovery with an emphasis on planning, adaptation, and mitigating impacts of sea level rise and climate change. We also help organizations and government agencies to become more resilient by assisting them to plan for, respond to, and recover from extreme disruptive events that can result in a wide range of cascading emergencies, with emphasis on building more resilient communities. Our strength in meeting the challenges of disaster management, mitigation, prevention and recovery lies in the breadth of our multidisciplinary staff and resources and our rapid deployment capability.

Water and Ecosystem Restoration

Our Restoration team provides invasive species management, stream and shoreline habitat restoration, bank stabilization, fish passage, and other services to clients and is focused on expanding our 20 years of experience in these areas to new clients and geographies. Funding for water and ecosystem restoration projects flows from Natural Resource Damage Assessment funds, federal programs, local agency contracts, and non-government organization and other grant-funded projects.

Contract Backlog

Firm backlog represents an estimate of gross revenue expected to be recognized over the remaining life of projects under contracts that are awarded, funded and in progress. These projects include work to be performed under contracts which contain termination provisions that may be exercised without penalty at any time by our clients upon written notice to us, in which case the client would only be obligated to pay us for services provided through the termination date. A significant portion of our revenue is generated through projects awarded under Master Service Agreements with our clients. In these instances, only the current unfinished projects are included in our backlog.

Firm backlog by operating segment is summarized in the following table.

	January 31, 2019	July 31, 2018
	(in thousands)
Total firm backlog of uncompleted contracts:
U.S. operations	$51,744	$49,081
South American operations	14,721	9,465
Consolidated totals	$66,465	$58,546

Anticipated completion of firm backlog in next twelve months:
U.S. operations	$43,716	$42,991
South American operations	8,909	8,325
Consolidated totals	$52,625	$51,316

For our U.S. operations, new orders reported as additions to firm backlog kept pace with work delivered on projects during the first six months of fiscal year 2019. The increase in firm backlog for our South American operations during the same period was the result of significant new orders that outpaced completion of projects.

In addition to the firm backlog summarized in the table above, we also have been awarded contracts that are partially or entirely unfunded, but which are expected to be partially or entirely funded during the remaining life of the associated projects. Total unfunded backlog approximated $24.0 million and $23.0 million at January 31, 2019 and July 31, 2018, respectively. Until these projects are funded, we cannot be certain regarding the value of gross revenue that we will recognize under these contracts.

Backlog is not a measure defined by generally accepted accounting principles in the United States (“U.S. GAAP”) and is not a measure of profitability. Our method for calculating backlog may not be comparable to methodologies used by other companies. In addition, we have revised our methodology for calculating backlog from that used for backlog disclosures included in Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC prior to July 31, 2018.

Competition

We are subject to competition with respect to each of the services that we provide. No single entity currently dominates the environmental services industry or has the capability to serve the entire market. Some of our competitors are larger than us, have greater financial and other resources than we do, or may be more specialized in certain disciplines or locations. Other U.S. competitors have special status as small businesses which allows them to compete for U.S. government contracts set-aside to be awarded exclusively to small business concerns. We compete primarily on the basis of our reputation, quality of service, expertise, responsiveness and price.

Management Team and Employees

Our management and staff are comprised of individuals with advanced degrees representing scientific and engineering disciplines working together in multidisciplinary teams to provide innovative solutions. The members of our executive management team have extensive experience in the environmental consulting industry.

As of July 31, 2018, we had 779 employees (602 full-time) in all of our offices, which included 532 employees (393 full-time) in domestic offices and 247 employees (209 full-time) in foreign offices of consolidated subsidiaries.

In March 2019, we initiated specific staff reduction initiatives pursuant to a plan to restructure the Company’s U.S. operations. Refer to Item 7 of this Annual Report for additional disclosure regarding the Corporate Restructuring Plan and related Staff Reduction Programs.

Item 1A.   Risk Factors

In addition to other information referenced in this report, we are subject to a number of specific risks, which are outlined below. If any of these events occur, our business, financial condition, profitability and the market price of our Class A Common Stock could be materially affected.

Risks Factors Related to Our Markets and Clients

Changes in environmental laws and regulations, or fundamental changes in the operations of government agencies, could reduce demand or impact the timing for our services.

Most of our business is driven by laws and regulations related to the protection of the environment. The current U.S. government administration has declined to enforce some environmental laws and has repealed certain regulations, adversely impacting our ability to generate revenue. Any further relaxation or repeal of these laws, or changes in governmental policies regarding the funding or enforcement of these laws, may have additional adverse impacts on our revenue. Fundamental changes in the operations of government agencies (i.e., significant agency staff reductions, changes or delays in processes for awarding contracts, and decisions to shutdown portions of the U.S. federal government) also could impact the amount or timing of our revenue. Also, reduced spending by governmental agencies may increase competition within our industry which may directly affect future revenue and profits.

As a federal government contractor, we are subject to a number of procurement laws and regulations and government agency audits. Any violation of these laws could result in economic harm to our operations.

Revenue from federal government contracts represented 17%, 23% and 26% of total revenue for fiscal years 2018, 2017 and 2016, respectively.

We must comply with federal laws relating to the procurement and administration of government contracts. Federal laws include the Federal Acquisition Regulation (“FAR”), the Truth in Negotiations Act, the Cost Accounting Standards (“CAS”), and the Service Contract Act. These laws impact how we do business with government clients and can increase the cost of doing business. In addition, in recent years, government agencies have mandated that their primary contractors utilize a higher portion of small and disadvantaged businesses as subcontractors.

Certain federal government agencies, such as EPA and the Defense Contract Audit Agency (“DCAA”), as well as numerous state agencies, routinely audit government contractors and their performance under specific contracts to determine if a contractor’s cost structure is compliant with applicable laws and regulations. They may question the incurrence of certain costs based on the FAR and CAS and disallow those costs on their contracts. These audits may occur several years after payment for services has been received. Historically, we have been able to successfully defend against the disallowance of any significant costs. However, future audits may uncover instances of noncompliance and result in material disallowances for costs previously incurred. Such material disallowances could negatively affect revenue, profits and cash flow.

We depend on municipal, state and federal government work for a significant portion of our revenue. Inability to win or renew government contracts during procurement cycles could significantly reduce our revenue and profits.

Government contracts are typically awarded through a highly regulated procurement process. Some government contracts are awarded to multiple competitors, causing increased competition and downward pricing pressure. Inability to win or renew government contracts could adversely affect our operations and significantly reduce our revenue and profits. In addition, if we cannot reduce or control costs associated with these contracts, we may not be able to bid competitively, or unexpected losses on these contracts may occur.

Our commercial clients may be acquired by other entities or may elect to sell their interest in ongoing projects to other entities. These transactions would subject us to increased risk of contract terminations or renegotiations.

If our commercial clients sell their interest in ongoing projects or are acquired by other entities, we may not be able to control or influence decisions made by the acquiring company regarding the ongoing contractual relationships of our client, including decisions to modify contracts to mitigate conflict of interest, terminate existing contracts or to award future contracts. Such decisions by acquiring companies to terminate existing contracts, or to exclude us when awarding future contracts, could have an adverse impact on our revenues and results of operations. Additionally, poor global and domestic economic conditions could impact the availability of funding for certain private environmental projects causing significant delay or cancellation of projects.

Failure to retain or renew significant contracts with certain government and key commercial clients.

Our failure to maintain contracts that contribute a material amount to our annual revenue could significantly reduce our income and profits if we are unable to enter into more or other contracts with new clients for similar values within the fiscal year.

Risk Factors Related to Our Operations

Our South American operations are subject to a number of risks.

Gross revenue from our South American operations represented 21%, 16% and 16% of consolidated gross revenue for fiscal years 2018, 2017 and 2016, respectively. Compared with our U.S. operations, our South American operations are subject to a number of heightened risks, including:

•	foreign currency exchange rate fluctuations;
•	exposure to liability and sanctions under the Foreign Corrupt Practices Act;
•	exposure to liability and sanctions under laws and regulations established by foreign jurisdictions in which we conduct business; and
•	volatility in economic and political conditions.

Failure to manage these risks effectively may result in a negative impact on our future revenue, earnings, financial position and liquidity.

Failure to attract and retain key employees during our current corporate reorganization could impair our ability to provide quality service to our clients.

We provide professional and technical services that depend on our ability to attract, retain and train our professional employees to conduct our business and perform our obligations to ensure success. Impacts from the Staff Reduction Programs (as defined in Item 7 of this Annual Report) may impair the corporate experience of our senior management team and other key employees that are essential to our profitability and success. Failure to effectively develop staff and complete succession planning for key senior management roles could adversely affect customer relationships, the quality of work that we complete for our clients and business development efforts.

Failure to appoint a permanent chief executive officer in a timely manner could have a detrimental impact on our corporate strategy and success.

Failure to appoint a permanent chief executive officer with the desired level of experience and expertise, versus an executive chairman and operating committee leading the Company, in a timely manner may impact employee, client and shareholder confidence in the Company’s ability to have and implement a consistent strategic plan to perform and prosper, which could have an adverse impact on our business, results of operations and financial condition.

Extraordinary events, including natural disasters and terrorist actions, could negatively impact the economies in which we operate or disrupt our operations.

The geographic areas of our operations include regions that have experienced hurricanes, earthquakes and forest fires. The occurrence of extraordinary events such as these, as well as other natural disasters or terrorist actions, could cause the delay or cancellation of projects, closure of offices, and the evacuation or loss of personnel. Such events could limit or disrupt markets and our operations, which could have a negative impact on our business, financial condition, and results of operations or cash flows.

Failure to establish and maintain effective internal controls over financial reporting has resulted in, and may in the future result in, material misstatements in our financial statements.

Our management is responsible for establishing and maintaining adequate internal controls over financial reporting. As reported in Item 9A of this Annual Report, management identified control deficiencies as of July 31, 2018 related to the Company’s accounting for its majority investment in GAC, income taxes and the financial statement close process. Management concluded that material weaknesses in our internal controls over financial reporting existed as of July 31, 2018, and that consolidated financial statements for annual and quarterly reporting periods prior to July 31, 2018 were materially misstated. Our management has also concluded that our disclosure controls and procedures were not effective as of July 31, 2018. We are in the process of developing and implementing a remediation plan to address the material weaknesses. Implementation of measures to remediate these material weaknesses may prove to be ineffective or inadequate and the Company may still be exposed to risk of misstatements in its financial statements. Investors and other users of the Company’s financial statements could lose confidence in the reliability of the Company’s financial information. The Company could be obligated to incur additional costs to improve the Company’s internal controls, which may adversely affect the Company’s reputation and its operating prospects. Further, if additional material weaknesses or significant deficiencies in our internal controls are discovered or occur in the future, our consolidated financial statements may contain material errors and misstatements, and we could be required to restate financial results reported in prior periods.

Internal information technology systems or service failures could disrupt our business and impair our ability to effectively provide our services and products to our clients, which could damage our reputation and adversely affect our revenue, profitability and operating results.

Our information technology systems are subject to failures, including network, software or hardware failures, whether caused by us, third-party service providers, intruders or hackers, computer viruses, natural disasters, power shortages or terrorist attacks. Any such failures could cause loss of data and interruptions or delays in our business, cause us to incur remediation costs, subject us to claims and damage our reputation. Failure or disruption of our communications or utilities could cause us to interrupt or suspend our operations or otherwise adversely affect our business. Any system or service disruptions if not anticipated and appropriately mitigated could have a material adverse effect on our business including, among other things, an adverse effect on our ability to bill our clients for work performed on our contracts, collect the amounts that have been billed and produce accurate financial statements in a timely manner. Our property and business interruption insurance may be inadequate to compensate us for all losses that may occur as a result of any system or operational failure or disruption and, as a result, our results of operations could be materially and adversely affected. We have invested and will continue to pursue further investments in systems that will allow us to achieve and remain in compliance with the regulations governing our business; however, there can be no assurance that such systems will be effective at achieving and maintaining compliance or that we will not incur additional costs in order to make such systems effective.

Risk Factors Related to Ownership and Corporate Governance

Voting rights of an executive officer and certain directors could block or discourage a change in control.

Two of EEI’s current directors, one of whom is also an executive officer, owned or controlled approximately 40% of the outstanding shares of Class B Common Stock as of March 31, 2019, which has one vote per share, while the Class A Common Stock has one-tenth of a vote per share. In addition, since the Company qualifies for the Nasdaq “controlled company exception,” there exists a group of holders of Class B Common Stock, composed principally of certain of the Company’s current directors and executive officers and members of their families (the “CCE Group”), that controls greater than 50% of the votes that may be cast for any proposal at a shareholders meeting. This concentration of voting control by the CCE Group may effectively prevent any influence by other holders of Class A or Class B Common Stock over matters submitted to a vote by all shareholders.

As a result, the CCE Group has effective control over the outcome of votes on all matters requiring approval by our shareholders, including significant corporate transactions such as mergers, tender offers and the sale of all or substantially all of our assets. The interests of the CCE Group could conflict with or differ from the Company’s interests or the interests of other shareholders. For example, the concentration of ownership held by the CCE Group could discourage, delay, defer or prevent a change of control of the Company or impede a merger, takeover or other business combination which may otherwise be favorable for us or the Company’s other shareholders.

Item 1B.   Unresolved Staff Comments

None.

Item 2.   Properties

We own our corporate headquarters (60,000 square feet), which is located in Lancaster, New York, a suburb of Buffalo, New York. The corporate headquarters building also serves as our Buffalo regional office. As of July 31, 2018, we also operated in 23 leased regional offices in the United States and six leased offices in foreign locations.

Item 3.   Legal Proceedings

From time to time, the Company is a named defendant in legal actions arising out of the normal course of business. The Company is not a party to any pending legal proceeding, the resolution of which management believes will have a material adverse effect on the Company’s results of operations, financial condition or cash flows, or to any other pending legal proceedings other than ordinary, routine litigation incidental to its business. The Company maintains liability insurance against risks arising out of the normal course of business. The Company’s legal proceedings are disclosed in Note 21 of the Consolidated Financial Statements, included in Item 8 of this Annual Report.

Item 4.   Mine Safety Disclosures

Not Applicable.

PART II

Item 5.   Market for the Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Principal Market for EEI Common Stock

The Company’s Class A Common Stock is listed on the Nasdaq Stock Market under the symbol “EEI”. There is no separate market for the Company’s Class B Common Stock.

Holders of Common Stock

As of March 31, 2019, 3,088,865 shares of the Company’s Class A Common Stock were outstanding and there were 257 holders of record of the Company’s Class A Common Stock. We estimate that the Company has a significantly greater number of Class A Common Stock shareholders because a substantial number of the Company’s shares are held in street name.

As of March 31, 2019, 1,226,270 shares of the Company’s Class B Common Stock were outstanding and there were 43 holders of record of the Class B Common Stock.

Dividends

Including fiscal year 2018, the Company has declared semi-annual dividends for 32 consecutive years. The Company declared dividends totaling $0.40 per common share during fiscal years 2018 and 2017, and $0.44 per common share during fiscal year 2016.

The Company’s Certificate of Incorporation provides that any cash or property dividend paid on Class A Common Stock must be at least equal to the cash or property dividend paid on Class B Common Stock on a per share basis. The amount, if any, of future dividends is at the discretion of the Company’s Board of Directors and will depend upon the Company’s future earnings, financial condition, liquidity requirements and other factors as determined by the Board of Directors.

Equity Compensation Plan Information

EEI adopted the 1998 Stock Award Plan effective March 16, 1998. This plan, together with supplemental plans that were subsequently adopted by the Company’s Board of Directors and ratified by the Company’s shareholders, the latest being effective April 20, 2017, is referred to as the “Stock Award Plan”. Equity compensation plan information as of July 31, 2018 is summarized in the following table.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders:
Stock Award Plan	—	—	180,967
Total	—	—	180,967

Refer to Note 15 of the Consolidated Financial Statements, included in Item 8 of this Annual Report, for additional information regarding the Stock Award Plan.

Purchased Equity Securities

In August 2010, the Company’s Board of Directors approved a 200,000 share repurchase program. The following table summarizes the Company’s purchases of its common stock during fiscal year 2018 under this share repurchase program.

Fiscal Year 2018 Reporting Month	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs
May	—	—	—	77,082
June	—	—	—	77,082
July	—	—	—	77,082

Item 7.   Management’s Discussion and Analysis of Financial Condition and Results of Operations

Results of Operations

Fiscal Year 2018 Operations Overview

Selected financial information by operating segment is summarized in the following table.

	Fiscal Year Ended July 31,			Fiscal Year 2018 Increase (Decrease)		Fiscal Year 2017 Increase (Decrease)
	2018	2017 (Restated)	2016 (Restated)	$	%	$	%
	($ in thousands)
U.S. operations:
Gross revenue	$71,882	$80,659	$82,794	$(8,777)	(11)%	$(2,135)	(3)%
Gross revenue less subcontract costs	59,895	68,314	69,574	(8,419)	(12)%	(1,260)	(2)%
Cost of professional services and other direct operating expenses	26,972	29,579	30,364	(2,607)	(9)%	(785)	(3)%
Gross margin	32,923	38,735	39,210	(5,812)	(15)%	(475)	(1)%
Selling, general and administrative expenses	32,802	31,955	34,225	847	3%	(2,270)	(7)%

South American operations:
Gross revenue	18,802	15,424	15,454	3,378	22%	(30)	—%
Gross revenue less subcontract costs	13,598	11,794	11,568	1,804	15%	226	2%
Cost of professional services and other direct operating expenses	6,883	6,600	6,072	283	4%	528	9%
Gross margin	6,715	5,194	5,496	1,521	29%	(302)	(5)%
Selling, general and administrative expenses	6,455	6,184	6,745	271	4%	(561)	(8)%
Income from equity method investment	595	368	363	227	62%	5	1%

Consolidated totals:
Gross revenue	90,684	96,083	98,248	(5,399)	(6)%	(2,165)	(2)%
Gross revenue less subcontract costs	73,493	80,108	81,142	(6,615)	(8)%	(1,034)	(1)%
Cost of professional services and other direct operating expenses	33,855	36,179	36,436	(2,324)	(6)%	(257)	(1)%
Gross margin	39,638	43,929	44,706	(4,291)	(10)%	(777)	(2)%
Selling, general and administrative expenses	39,257	38,139	40,970	1,118	3%	(2,831)	(7)%
Income from equity method investment	595	368	363	227	62%	5	1%

We reported a consolidated net loss of $0.3 million ($0.07 per share) for the fiscal year ended July 31, 2018, compared with net income of $2.8 million ($0.66 per share) from the prior fiscal year. Net (loss) income by operating segment is summarized in the following table.

	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)
	(in thousands)
Net (loss) income attributable to EEI:
U.S. operations	$(651)	$3,688	$2,473
South American operations	343	(865)	(1,732)
Consolidated net (loss) income attributable to EEI	$(308)	$2,823	$741

Gross margin represents gross revenue less cost of professional services and other direct operating expenses and subcontract costs. As a percentage of gross revenue, the consolidated gross margin percentage decreased to 43.7% for fiscal year 2018 from 45.7% for the prior fiscal year, primarily due to the change in revenue mix between the operating segments. Our South American operations, which has a higher utilization of subcontractors in relation to total project costs and produces a lower gross margin percentage than our U.S. operations, contributed 21% of consolidated gross revenue in fiscal year 2018 compared to 16% in fiscal year 2017.

U.S. Operations Overview

The Tax Cuts and Jobs Act (the “Tax Act”) enacted by the U.S. government in December 2017 lowered our federal corporate income tax rate from 34.0% to 26.5%, which effectively lowered the income tax benefit on our pre-tax loss by $0.1 million for fiscal year 2018. Other one-time net adjustments resulted in net income tax expense of $0.4 million for fiscal year 2018. Additional disclosures regarding impacts of the Tax Act are included in the “Income Taxes” section below and in Note 13 of the Consolidated Financial Statements included in Item 8 of this Annual Report.

Certain nonrecurring transactions and adjustments recorded during fiscal year 2017, including the reduction of reserves related to project disallowances and costs associated with a shareholder’s contest of the Company’s two Class A director nominees, resulted in a net $0.4 million increase to net income and effectively increased earnings by approximately $0.08 per share during fiscal year 2017. No comparable transactions were recorded during fiscal year 2018.

Excluding the impact of the unusual activity noted above, net income from U.S. operations decreased during fiscal year 2018 as a result of lower project revenue. Throughout most of fiscal year 2018, we experienced a trend of longer periods being required by various prospective commercial and federal clients to make contract award decisions, fund projects, define project scopes and schedule project work.

South American Operations Overview

Net income from South American operations increased primarily as a result of higher revenue at each of our significant subsidiaries in South America. Economic downturns that adversely affected our South American operations during previous fiscal years stabilized during fiscal years 2017 and 2018, resulting in additional business development opportunities and higher revenue across multiple market sectors.

Selling, general and administrative expenses generally increased within our South American operating segment to support the increased volume of business development activity and the 22% increase in gross revenue during fiscal year 2018 as compared to fiscal year 2017.

As defined for the purposes of this commentary, South American operations excludes the operations of GAC, EEI’s majority-owned equity investment in Chile. EEI’s portion of GAC’s earnings is reported as income from equity method investment on the consolidated statements of operations. Refer to the “Income from Equity Method Investment” section below for disclosures and commentary regarding EEI’s investment in GAC.

Corporate Reorganization and Staff Reduction Programs Initiated in Fiscal Year 2019

In response to a lack of revenue growth and erosion of profits during recent fiscal years, we implemented a restructuring plan for our U.S. operations during the quarter ended January 31, 2019, with the overall objective of achieving profitable growth (the “Corporate Restructuring Plan”). The Corporate Restructuring Plan includes work streams to address the following broad objectives for U.S. operations:

•	Simplifying the business organizational structure;
•	Improving the efficiency of the technical organization and delivery model;
•	Developing an improved marketing and sales strategy; and
•	Reducing operating expenses.

In December 2018, we began a process for notifying affected employees of voluntary retirement and involuntary separation programs (collectively, the “Staff Reduction Programs”) being implemented in connection with the Corporate Restructuring Plan. We expect to reduce our U.S. operations workforce by more than 10% by July 31, 2019 as a direct result of the Staff Reduction Programs, resulting in approximately $6 million of anticipated annual reduction of salary and fringe expenses. We also expect these actions to result in approximately $1.0 million of pre-tax charges and cash expenditures recorded during the second half of fiscal year 2019, consisting primarily of employee severance and termination benefits.

Gross Revenue less Subcontract Costs

Gross revenue less subcontract costs is a key metric utilized by management for operational monitoring and decision-making. References to “revenue” in the following commentary refers to gross revenue less subcontract costs, which is summarized by operating segment in the following table.

	Fiscal Year Ended July 31,			Fiscal Year 2018 Increase (Decrease)		Fiscal Year 2017 Increase (Decrease)
Operating Segment	2018	2017 (Restated)	2016 (Restated)	$	%	$	%
	($ in thousands)
U.S. operations	$59,895	$68,314	$69,574	$(8,419)	(12)%	$(1,260)	(2)%

South American operations:
Peru	5,523	4,321	6,675	1,202	28%	(2,354)	(35)%
E & E Brazil	8,098	7,263	4,497	835	11%	2,766	62%
Other	(23)	210	396	(233)	— (a)	(186)	— (a)
	13,598	11,794	11,568	1,804	15%	226	2%

Total gross revenue less subcontract costs	$73,493	$80,108	$81,142	$(6,615)	(8)%	$(1,034)	(1)%
(a)	Percent change is not relevant because of the relatively immaterial amounts for all periods presented.

Fiscal Year 2018 Versus 2017

Lower revenue from our U.S. operations during fiscal year 2018 primarily resulted from depressed activity in our core markets, particularly energy and federal government sectors. We have experienced a trend of longer periods being required for current or potential clients to make contract award decisions, particularly within liquid natural gas and transmission markets. We have also experienced a trend of longer periods required for clients to release contract scopes and delivery schedules, particularly within our energy, international cable and federal DOD markets.

In addition, final settlements of project disallowances resulted in a $1.1 million increase in gross revenue during fiscal year 2017. We did not record any similar activity during fiscal year 2018.

Higher revenue from our Brazilian operations during fiscal year 2018 resulted from increased project activity in the energy transmission, seismic, and wind sectors. An economic downturn that adversely affected our Brazilian operations for several previous reporting periods stabilized during fiscal year 2017 and fiscal year 2018, resulting in additional business development opportunities. The mix of contract work along with changes in our pricing strategy generated a higher average selling rate in fiscal year 2018, as compared to fiscal year 2017.

Higher revenue from our Peruvian operations during fiscal year 2018 resulted from increased project activity within the energy sector. Increases in mineral prices, gas demand and private and public investments in energy projects each contributed to strong revenue growth in Peru.

Fiscal Year 2017 Versus 2016

Lower revenue from our U.S. operations during fiscal year 2017 primarily resulted from a lower average selling rate per hour of service charged to our clients. General competitive pricing pressure continues to have a negative impact on revenue for many of our domestic market sectors. To a lesser degree, a reduction in the volume of hours charged to clients, particularly in the energy and mining market sectors, also contributed to the overall decrease in revenue.

In addition to the normal operating activity noted above, our fiscal year 2016 sale of a Kentucky-based subsidiary resulted in a reduction of $0.5 million of consolidated revenue during fiscal year 2017.

Offsetting the reductions in revenue noted above were final settlements of project disallowances, which resulted in $1.1 million and $0.4 million increases in gross revenue during fiscal years 2017 and 2016, respectively.

Higher revenue from our Brazilian operations were mainly due to increased project activity in the energy transmission sector. Brazil experienced economic stabilization during fiscal 2017 after a period of economic downturn that adversely affected our Brazilian operations, resulting in additional business development opportunities for E & E Brazil.

Lower revenue from our Peruvian operations resulted from lower project activity within the energy sector. Global economic trends in oil, gas and commodity prices continued to have a severe negative impact on revenue from energy and mining sectors in Peru.

Cost of Professional Services and Other Direct Operating Expenses

The direct cost of services represents labor and other direct costs of providing services to our clients under our project agreements. These costs, and fluctuations in these costs, generally correlate directly with related project work volumes and revenue. Direct cost of services, by operating segment, are summarized in the following table.

	Fiscal Year Ended July 31,			Fiscal Year 2018 Increase (Decrease)		Fiscal Year 2017 Increase (Decrease)
Operating Segment	2018	2017 (Restated)	2016 (Restated)	$	%	$	%
	($ in thousands)
U.S. operations	$26,972	$29,579	$30,364	$(2,607)	(9)%	$(785)	(3)%

South American operations:
Peru	1,992	1,405	2,829	587	42%	(1,424)	(50)%
E & E Brazil	4,780	5,043	3,034	(263)	(5)%	2,009	66%
Other	111	152	209	(41)	— (a)	(57)	— (b)
	6,883	6,600	6,072	283	4%	528	9%

Total cost of professional services and other direct operating expenses	$33,855	$36,179	$36,436	$(2,324)	(6)%	$(257)	(1)%
(a)	Percent change is not relevant because of the relatively immaterial amounts for all periods presented.

Comparative increases and/or decreases in cost of professional services and other direct operating expenses within operating segments were generally consistent with corresponding changes in reporting operating segment revenue.

Selling, General and Administrative Expenses

Selling, general and administrative expenses represent operating costs not directly associated with the generation of revenue. Selling, general and administrative expenses by operating segment are summarized in the following table.

	Fiscal Year Ended July 31,			Fiscal Year 2018 Increase (Decrease)		Fiscal Year 2017 Increase (Decrease)
Operating Segment	2018	2017 (Restated)	2016 (Restated)	$	%	$	%
	($ in thousands)
U.S. operations	$32,802	$31,955	$34,225	$847	3%	$(2,270)	(7)%

South American operations:
Peru	3,351	3,308	3,608	43	(4)%	(300)	(8)%
E & E Brazil	3,050	2,522	2,967	528	21%	(445)	(15)%
Other	54	354	170	(300)	— (a)	184	— (a)
	6,455	6,184	6,745	271	4%	(561)	(8)%

Total selling, general and administrative expenses	$39,257	$38,139	$40,970	$1,118	3%	$(2,831)	(7)%
(a)	Percent change is not relevant because of the relatively immaterial amounts for all periods presented.

Fiscal Year 2018 Versus 2017

The increase in selling, general and administrative expenses from U.S. operations during fiscal year 2018 was a result of higher business development related expenses due to focus on specific expanded marketing initiatives and proposal activity. Higher business development related expenses were partially offset by lower bad debt expenses, primarily due to the collection of a previously reserved account receivable.

Selling, general and administrative expenses increased within our Brazilian operations to support the increases in the volume of business development activity and gross revenue during fiscal year 2018 as compared to fiscal year 2017.

Fiscal Year 2017 Versus 2016

During fiscal year 2017, the Company’s U.S. operations continued to operate under an expense management strategy that resulted in significant reductions in selling, general and administrative expenses, consistent with the trend over the previous three fiscal years. Additionally, $0.3 million of selling, general and administrative expenses were recorded during fiscal year 2016 by a majority owned subsidiary that was sold during fiscal year 2016.

Selling, general and administrative expenses generally decreased within our South American operating segment during fiscal year 2017, as management within our foreign subsidiaries continued with their critical review of indirect staffing levels and key administrative processes, resulting in improved operating efficiency and cost reductions. These operations also realized a full year benefit of efficiencies and cost reductions initiated in the prior fiscal year.

Income from Equity Method Investment

The Company recorded the following activity for its equity method investment in GAC during fiscal years 2018, 2017 and 2016:

	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)
	(in thousands)
Equity investment carrying value at beginning of period	$1,463	$1,944	$1,793
GAC net income attributable to EEI	595	368	363
EEI’s portion of dividends declared by GAC	—	(849)	(212)
Equity investment carrying value at end of period	$2,058	$1,463	$1,944

GAC net income attributable to EEI is reported as income from equity method investment on the Company’s consolidated statements of operations. The results of GAC’s operations for fiscal years 2018, 2017 and 2016 are summarized in the following table.

	Summary Statement of Operations Information For the Fiscal Year Ended July 31,
	2018	2017	2016
	(in thousands)
Gross revenue	$11,987	$7,737	$7,530
Direct cost of services and subcontract costs	(7,286)	(4,633)	(4,632)
Income from operations	1,381	568	727
Net income	1,079	668	659
Net income attributable to EEI	595	368	363

Higher revenue and operating expenses for GAC during fiscal year 2018 were due to expanded business development activities and increased project volumes within the transmission, industrial and mining sectors. Improved mineral prices continued to result in additional project opportunities during fiscal year 2018.

Income Taxes

The income tax provision resulting from domestic and foreign operations is summarized in the following table.

	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)
	($ in thousands)
Income tax provision from:
U.S. operations	$178	$1,854	$2,264
Foreign operations (primarily South American operations)	80	313	882
Consolidated operations	$258	$2,167	$3,146

Consolidated effective tax rate from:
U.S. operations	(a)	39.6%	68.6%
Foreign operations (primarily South American operations)	52.0%	(a)	(a)
Consolidated operations	167.5%	46.3%	95.3%
(a)	Percentage not meaningful because the Company recorded income tax expense despite reporting a pre-tax loss.

Impact of the Tax Act

On December 22, 2017, the U.S. government enacted the Tax Act, which significantly revised U.S. corporate income tax regulations including, among other things, lowering U.S. corporate income tax rates and implementing a territorial tax system. The Tax Act lowered our statutory federal tax rate from 34.0% (effective through December 31, 2017) to 21.0% (effective January 1, 2018). As we have a July 31 fiscal year-end, the lower corporate income tax rate will be phased in, resulting in an average statutory federal tax rate of approximately 26.5% for the fiscal year ending July 31, 2018, and 21.0% for subsequent fiscal years. The change in the statutory federal tax rate resulted in a $0.1 million reduction to the income tax benefit related to our pre-tax loss from U.S. operations during fiscal year 2018.

Enactment of the Tax Act also resulted in one-time net adjustments that increased our income tax provision by approximately $0.4 million during fiscal year 2018, including the following:

•	The revaluation of our U.S. deferred tax assets and liabilities, based on the tax rates at which the deferred tax assets and liabilities are expected to reverse in the future, which is generally expected to be 21.0%. We recorded a net federal tax expense of $0.3 million during fiscal year 2018, representing the one-time effect to deferred taxes in the U.S. as a result of the rate change.

•	Pertaining to the international provisions of the Tax Act, we recorded net federal tax expense of $0.1 million during fiscal year 2018, representing the net of a one-time transition tax of $0.5 million on cumulative earnings of foreign subsidiaries, offset by $0.4 million of benefit from outstanding unpaid dividends declared by a foreign subsidiary. The increase in the tax on cumulative earnings of foreign subsidiaries from the original estimated amount was due to a foreign tax credit limitation not previously applicable based on forecasted earnings.

Refer to Note 13 of the consolidated financial statements included in Item 8 of this Annual Report for additional disclosures regarding income taxes and the impact of the Tax Act.

Fiscal Year 2018 Versus 2017

The consolidated effective tax rate increased to 167.5% for fiscal year 2018 from 46.3% for the prior year, primarily due to the impact of the Tax Act, partially offset by a lower tax rate for our South American operations in fiscal year 2018.

Despite reporting a pre-tax loss of $1.0 million for fiscal year 2018, which normally would result in a tax benefit, our domestic operations recorded income tax expense of $0.2 million mainly due to the one-time adjustments related to the enactment of the Tax Act. Excluding these one-time adjustments, domestic operations would have reported a tax benefit and an effective tax rate of 28.5%. The lower tax rate for our South American operations was the result of the use of a valuation allowance to reduce income tax expense on income at our Brazilian operations.

The effective tax rate for fiscal year 2017 included the incremental tax impact of the Company’s portion of undistributed earnings in Chile and the write-off of a deferred tax asset previously maintained by the Company’s majority owned subsidiary in Peru.

Fiscal Year 2017 Versus 2016

The consolidated effective tax rate decreased to 46.6% for fiscal year 2017 from 92.5% for the prior year, primarily due to a higher tax rate for our South American operations in fiscal 2016.

The effective tax rate for fiscal year 2017 included the incremental tax impact of the Company’s portion of undistributed earnings in Chile, and the write-off of a deferred tax asset previously maintained by the Company’s majority owned subsidiary in Peru.

The effective tax rate for fiscal year 2016 included a valuation allowance of $1.6 million recorded as a reduction of deferred tax assets maintained by E & E Brazil, and the impact of $0.3 million of taxable dividends repatriated to the U.S. from foreign subsidiaries.

Liquidity and Capital Resources

Cash, cash equivalents and restricted cash increased $0.6 million during fiscal year 2018 to $13.7 million at July 31, 2018. Our Board of Directors considers the approval of dividends to our shareholders based on various operating parameters, including available cash balances, results of current operations and projections of future operating results and cash flows. Excluding the payment of $1.7 million of cash dividends, which were approved on a discretionary basis by the Company’s Board of Directors, cash generated from operations exceeded cash required to fund investing and financing activities by $2.3 million during the year.

Our U.S. operations had $32.5 million of unsecured lines of credit available for working capital and letters of credit at July 31, 2018, of which less than $0.1 million of letters of credit were outstanding at July 31, 2018. Our lenders have reaffirmed these lines of credit within the past twelve months. We believe that available cash balances in our domestic companies, anticipated cash flows from U.S. operations, and our available lines of credit will be sufficient to cover working capital requirements of our U.S. operations during the next twelve months and the foreseeable future.

Our South American operations had $6.0 million of unsecured lines of credit available for working capital and letters of credit at July 31, 2018, of which $1.7 million of letters of credit were outstanding at July 31, 2018. Our lenders have reaffirmed these lines of credit within the past twelve months. During fiscal years 2016 and 2017, our South American operations were affected by adverse global and local economic conditions. Although there were indications of economic recovery during fiscal year 2018, there is continual risk that economic uncertainty will have an impact on our South American operations. Although we currently believe that available cash balances, anticipated cash flows, and available lines of credit will be sufficient to cover working capital requirements of our South American operations in the near future, economic uncertainty and volatility may again challenge our liquidity position in the longer term. In the event that these subsidiaries are unable to generate adequate cash flow to fund their operations, additional funding from EEI or lending institutions will be considered.

Excess cash accumulated by any foreign subsidiary, beyond that necessary to fund operations or business expansion, may be repatriated to the U.S. at the discretion of the Boards of Directors of the respective entities. The Company repatriated $0.8 million of dividends from foreign subsidiaries, net of local taxes, during fiscal year 2018.

During fiscal year 2017, GAC declared a total of $1.5 million of dividends to its shareholders, of which $0.3 million was paid to minority shareholders and $0.4 million was paid to EEI and repatriated to the U.S., net of local taxes, as of July 31, 2018. As of July 31, 2018, management anticipates that the remaining declared but unpaid dividends will be paid within one year.

The Tax Act resulted in a one-time transition tax on deemed repatriation of historical earnings of foreign subsidiaries of approximately $0.5 million, which is expected to be paid, without incurring interest, by July 31, 2019.

Contract Receivable Concentrations

Significant concentrations of current contract receivables and the related allowance for doubtful accounts are summarized in the following table.

	July 31, 2018		July 31, 2017
Region	Current Contract Receivables	Current Allowance for Doubtful Accounts	Current Contract Receivables (Restated)	Current Allowance for Doubtful Accounts (Restated)
	($ in thousands)
U.S. operations	$21,580	$569	$25,472	$797
South American operations	5,319	715	7,521	1,247
Totals	$26,899	$1,284	$32,993	$2,044

The current allowance for doubtful accounts for the Company’s South American operations represented 13% and 17% of related contract receivables at July 31, 2018 and 2017, respectively. Unstable local economies that adversely impacted certain of our South American clients in recent years demonstrated signs of stabilizing during fiscal year 2018. Management continues to monitor trends and events that may adversely impact the realizability of recorded receivables from our South American clients.

Recent Accounting Pronouncements

A summary of recent accounting pronouncements is provided in Note 3 of the Consolidated Financial Statements, included in Item 8 of this Annual Report.

Critical Accounting Policies

The preceding discussion and analysis of financial condition and results of operations are based on our consolidated financial statements, which have been prepared in conformity with accounting principles generally accepted in the United States. The significant accounting policies used in the preparation of our consolidated financial statements are more fully described in Note 4 of the Consolidated Financial Statements, included in Item 8 of this Annual Report.

Certain of our significant accounting policies require complex judgments to estimate values of assets and liabilities. In making these judgments, management must make certain estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Because changes in such estimates and assumptions could significantly affect our reported financial position and results of operations, detailed policies and control procedures have been established to ensure that valuation methods, including judgments made as part of such methods, are well controlled, independently reviewed, and are applied consistently from period to period.

On an on-going basis, we evaluate our estimates to ensure that they are based on assumptions that we believe to be reasonable under current circumstances. Our actual results may differ from these estimates and assumptions.

Of the significant policies used to prepare our consolidated financial statements, the items discussed below require critical accounting estimates involving a high degree of judgment and complexity. For all of these critical policies, we caution that future events rarely develop exactly as forecasted, and the best estimates routinely require adjustment. This information should be read in conjunction with our consolidated financial statements included herein.

Revenue Recognition

Substantially all of the Company’s revenue is derived from environmental consulting work, which is principally derived from the sale of labor hours. Revenue reflected in the Company’s consolidated statements of operations represent services rendered for which the Company maintains a primary contractual relationship with its customers. Included in revenue are certain services outside the Company’s normal operations which the Company has elected to subcontract to other contractors.

The consulting work is performed under a mix of time and materials, fixed price and cost-plus contracts. Contracts are required from all customers. Gross revenue associated with these contract types is summarized in the following table.

	Fiscal Year Ended July 31,
	2018		2017 (Restated)		2016 (Restated)
	$	%	$	%	$	%
	(in thousands)
Time and materials	$38,562	43%	$47,732	50%	$50,730	52%
Fixed price	33,262	36%	31,773	33%	34,958	36%
Cost-plus	18,860	21%	16,578	17%	12,560	12%
Total revenue	$90,684	100%	$96,083	100%	$98,248	100%

The increase in revenue generated from fixed price contracts and the decrease in revenue generated from time and material contracts during fiscal year 2018 was primarily the result of the change in revenue mix between the reporting segments. Gross revenue from our South American operations, which predominantly generates revenue from fixed price contracts, increased $3.4 million in fiscal year 2018, while gross revenue from our U.S. operations decreased $8.7 million in fiscal year 2018.

The Company accounts for time and material contracts over the period of performance, predominately based on labor hours incurred. Under these types of contracts, there is no predetermined fee. Instead, the Company negotiates hourly billing rates and charges the clients based upon actual hours expended on a project. In addition, any direct project expenditures are passed through to the client and are typically reimbursed. Time and materials contracts may contain “not to exceed” provisions that effectively cap the amount of revenue that the Company can bill to the client. In order to record revenue that exceeds the billing cap, the Company must obtain approval from the client for expanded scope or increased pricing.

The Company accounts for fixed price contracts using the proportional performance method, under which progress is determined based on the ratio of efforts expended to date in proportion to total efforts expected to be expended over the life of a contract. The proportional performance revenue recognition method requires the use of estimates and judgment regarding a project’s expected revenue and the extent of progress towards completion. The Company makes periodic estimates of progress towards project completion by analyzing efforts expended to date, plus an estimate of the amount of efforts to expend that we expect to incur until the completion of the project. Revenue is then calculated on a cumulative basis (project-to-date) as the proportion of efforts-expended. The revenue for the current period is calculated as cumulative revenue less project revenue already recognized. If an estimate of efforts expended at completion on any contract indicates that a loss will be incurred, the entire estimated loss is charged to operations in the period the loss becomes evident.

The recognition of revenue and profit on fixed price contracts under the proportional performance method is dependent upon estimates of revenue and progress towards completion, which can be difficult to accurately determine until a project is significantly underway. We have a history of making dependable estimates of the extent of revenue and progress towards completion. However, due to uncertainties inherent in the estimation process, actual revenue recorded over the life of a contract may occasionally vary significantly from estimates.

Cost-plus contracts provide for payment of allowable incurred efforts expended, to the extent prescribed in the contract, plus fees that are recorded as revenue. These contracts establish an estimate of total efforts to be expended and an invoicing ceiling that the contractor may not exceed without the approval of the client. Revenue earned from cost-plus contracts is recognized over the period of performance.

Substantially all of the Company’s cost-plus contracts are with federal governmental agencies and, as such, are subject to audits after contract completion. Government audits have been completed and final rates have been negotiated through fiscal year 2014. The Company records an allowance for project disallowances in other accrued liabilities for potential disallowances resulting from government audits. Allowances for project disallowances are recorded as adjustments to revenue when the amounts are estimable. Resolution of these amounts is dependent upon the results of government audits and other formal contract close-out procedures.

Federal government contracts are subject to the FAR and some state and local governmental agencies require audits, which are performed for the most part by the DCAA. The DCAA audits project proposals, incurred costs used to calculate overhead rates, direct costs incurred on government contracts, and internal control systems. During the course of its audits, the DCAA may question incurred costs if it believes our accounting for such costs is inconsistent with the requirements of the FAR or CAS and recommend that our U.S. government financial administrative contracting officer disallow such costs. Historically, we have not experienced significant disallowed costs as a result of such audits. However, we can provide no assurance that such audits will not result in material disallowances of incurred costs in the future.

Change orders can occur when changes in scope are made after project work has begun and can be initiated by either the Company or its clients. Claims are amounts in excess of the agreed contract price which the Company seeks to recover from a client for customer delays and/or errors or unapproved change orders that are in dispute. The Company recognizes costs related to change orders and claims as incurred. Revenue and profit are recognized on change orders when it is probable that the change order will be approved and the amount can be reasonably estimated. Revenue is recognized only up to the amount of costs incurred on contract claims when realization is probable, estimable and reasonable support from the customer exists.

The Company expenses all bid and proposal and other pre-contract costs as incurred. Out of pocket expenses such as travel, meals, field supplies, and other costs billed direct to contracts are included in both revenue and cost of professional services. Sales and cost of sales within the Company’s South American operations exclude value added tax (VAT) assessments by governmental authorities, which the Company collects from its customers and remits to governmental authorities.

The Company reduces contract receivables by recording an allowance for doubtful accounts to account for the estimated impact of collection issues resulting from a client’s inability or unwillingness to pay valid obligations to the Company. The resulting provision for doubtful accounts is recorded within selling, general and administrative expenses on the consolidated statements of operations.

Goodwill

We allocate goodwill to reporting units based on the reporting unit expected to benefit from the business combination. We evaluate our reporting units on an annual basis and, if necessary, reassign goodwill using a relative fair value allocation approach. Goodwill is tested for impairment at the reporting unit level (operating segment or one level below an operating segment) on an annual basis and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. These events or circumstances could include a significant change in the business climate, legal factors, operating performance indicators, competition, or sale or disposition of a significant portion of a reporting unit.

Application of the goodwill impairment test requires judgment regarding the identification of reporting units, assignment of assets and liabilities to reporting units, assignment of goodwill to reporting units, and determination of the fair value of each reporting unit. The fair value of each reporting unit is estimated through the use of a discounted cash flow methodology. The goodwill impairment test model also requires significant judgments regarding assumptions used in the model, including estimation of future cash flows that is dependent on internal forecasts, estimation of the long-term rate of growth for our business, estimation of the life over which cash flows will occur, and determination of our weighted average cost of capital. The estimates used to calculate the fair value of a reporting unit change from year to year based on operating results, market conditions, and other factors. Should future earnings and projected cash flows of our reporting units decline and/or should general economic factors deteriorate, future impairment charges to goodwill may be recognized.

The Company has assigned goodwill of $0.9 million to a single reporting unit. Based on the annual impairment assessment completed at July 31, 2018, the calculated fair value of the reporting unit to which goodwill is assigned exceeded its book value by approximately 40%, indicating no impairment of goodwill.

Income Taxes

We operate within multiple tax jurisdictions in the United States and in foreign countries. The calculations of income tax expense or benefit and related balance sheet amounts involve a high degree of management judgment regarding estimates of the timing and probability of recognition of revenue and deductions. The interpretation of tax laws involves uncertainty, since tax authorities may interpret laws differently than we do. We are subject to audit in all of our tax jurisdictions, which may involve complex issues and may require an extended period of time to resolve. Ultimate resolution of tax matters may result in favorable or unfavorable impacts to our net income and/or cash flows. In management’s opinion, adequate reserves have been recorded for any future taxes that may be owed as a result of examination by any taxing authority.

A tax position is a position in a previously filed tax filing or a position expected to be taken in a future tax filing that is reflected in measuring current or deferred income tax assets and liabilities. Tax positions shall be recognized when, in management’s judgement, it is “more likely than not” (as defined under U.S. GAAP) that the position will be sustained. Tax positions that meet the “more likely than not” definition shall be measured at the largest amount of tax impact that is likely to be realized upon settlement. We recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in selling, general and administrative expenses. Whether the more-likely-than-not recognition threshold is met for a tax position, is a matter of judgment based on the individual facts and circumstances of that position evaluated in light of all available evidence. The Company had no uncertain tax positions at July 31, 2018 and less than $0.1 million of uncertain tax positions at July 31, 2017.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes using enacted tax rates expected to be in effect for the year in which the temporary differences are expected to reverse. Our policy is to establish a valuation allowance if it is “more likely than not” that the related tax benefits will not be realized. At July 31, 2018 and 2017, we determined based on available evidence, including historical financial results for the last three years and forecasts of future results, that it is “more likely than not” that a portion of these items may not be recoverable in the future. Accordingly, we maintain total valuation allowances of $2.0 million as a reduction of deferred tax assets at July 31, 2018 and 2017.

The valuation allowance related to deferred tax assets is considered to be a critical estimate because, in assessing the likelihood of realization of deferred tax assets, management considers taxable income trends and forecasts. Actual income taxes expensed and/or paid could vary from estimated amounts due to the impacts of various factors, including:

•	changes to tax laws enacted by taxing authorities;
•	final review of filed tax returns by taxing authorities; and
•	actual financial condition and results of operations for future periods that could differ from forecasted amounts.

Inflation

During fiscal years 2018, 2017 and 2016, inflation did not have a material impact on our business because a significant amount of our contracts are either cost based or contain commercial rates for services that are adjusted annually.

Off-Balance Sheet Arrangements

We had outstanding letters of credit to support operations of $1.7 million and $2.2 million drawn under our lines of credit at July 31, 2018 and 2017, respectively. Other than these letters of credit, we did not have any off-balance sheet arrangements as of July 31, 2018 or 2017.

Item 8.    Financial Statements and Supplementary Data

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Ecology and Environment Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Ecology and Environment Inc. (the Company) as of July 31, 2018 and 2017, the related consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended July 31, 2018, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at July 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended July 31, 2018, in conformity with U.S. generally accepted accounting principles.

Restatement of 2017 and 2016 Financial Statements

As discussed in Note 2 to the consolidated financial statements, the 2017 and 2016 consolidated financial statements have been restated to correct a misstatement.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 2015.

Buffalo, New York
May 31, 2019

Ecology and Environment Inc.
Consolidated Balance Sheets
(amounts in thousands, except share data)

	July 31,
	2018	2017 (Restated)
Assets
Current assets:
Cash and cash equivalents	$13,496	$12,858
Investment securities available for sale	1,497	1,498
Contract receivables, net	25,615	30,949
Income tax receivable	1,230	1,601
Other current assets	1,752	2,078
Total current assets	43,590	48,984
Property, buildings and equipment, net	3,870	4,277
Deferred income taxes	789	853
Equity method investment	2,058	1,463
Other assets	2,522	2,340
Total assets	$52,829	$57,917
Liabilities and Shareholders’ Equity

Current liabilities:
Accounts payable	$5,635	$7,771
Lines of credit	—	372
Accrued payroll costs	6,066	5,976
Current portion of long-term debt and capital lease obligations	54	382
Billings in excess of revenue	3,191	2,607
Other accrued liabilities	1,382	1,974
Total current liabilities	16,328	19,082
Income taxes payable	—	31
Deferred income taxes	—	4
Long-term debt and capital lease obligations	54	66
Commitments and contingencies (Note 21)	—	—
Shareholders’ equity:
Preferred stock, par value $.01 per share (2,000,000 shares authorized; no shares issued)	—	—
Class A common stock, par value $.01 per share (6,000,000 shares authorized; 3,041,911 and 3,035,778 shares issued, respectively)	30	30
Class B common stock, par value $.01 per share; (10,000,000 shares authorized; 1,351,814 and 1,357,947 shares issued, respectively)	14	14
Capital in excess of par value	17,558	17,570
Retained earnings	20,973	23,005
Accumulated other comprehensive loss	(1,885)	(1,795)
Treasury stock, at cost (Class A common: 15,789 and 27,320 shares, respectively; Class B common: 64,801 shares at both dates)	(907)	(1,037)
Total Ecology and Environment Inc. shareholders’ equity	35,783	37,787
Noncontrolling interests	664	947
Total shareholders’ equity	36,447	38,734
Total liabilities and shareholders’ equity	$52,829	$57,917

The accompanying notes are an integral part of these consolidated financial statements.

Ecology and Environment Inc.
Consolidated Statements of Operations
(amounts in thousands, except share data)

	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)

Gross revenue	$90,684	$96,083	$98,248
Cost of professional services and other direct operating expenses	33,855	36,179	36,436
Subcontract costs	17,191	15,975	17,106
Selling, general and administrative expenses	39,257	38,139	40,970
Depreciation and amortization	1,083	994	1,042
(Loss) income from operations	(702)	4,796	2,694
Income from equity method investment	595	368	363
Interest income (expense)	114	29	(55)
Net foreign exchange (loss) gain	(11)	(86)	44
Proxy contest costs, net	—	(375)	—
Gain on insurance settement	—	—	358
Other income (expense)	158	(54)	(104)
Income before income tax provision	154	4,678	3,300
Income tax provision	258	2,167	3,146
Net (loss) income	(104)	2,511	154
Net (income) loss attributable to noncontrolling interests	(204)	312	587
Net (loss) income attributable to Ecology and Environment Inc.	$(308)	$2,823	$741
Net (loss) income per common share: basic and diluted	$(0.07)	$0.66	$0.17
Weighted average common shares outstanding: basic and diluted	4,304,574	4,294,501	4,289,993

The accompanying notes are an integral part of these consolidated financial statements.

Ecology and Environment Inc.
Consolidated Statements of Comprehensive Income
(amounts in thousands)

	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)

Net (loss) income including noncontrolling interests	$(104)	$2,511	$154
Foreign currency translation adjustments	(85)	174	(607)
Unrealized investment (losses) gains, net	(20)	(18)	21
Comprehensive (loss) income	(209)	2,667	(432)
Comprehensive (income) loss attributable to noncontrolling interests	(189)	290	753
Comprehensive (loss) income attributable to Ecology and Environment Inc.	$(398)	$2,957	$321

The accompanying notes are an integral part of these consolidated financial statements.

Ecology and Environment Inc.
Consolidated Statements of Cash Flows
(amounts in thousands)

	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)
Cash flows from operating activities:
Net income	$(104)	$2,511	$154
Adjustments to reconcile net income to net cash provided by operating activities:
Impairment of long-lived assets	—	—	375
Depreciation and amortization	1,083	994	1,042
Provision for deferred income taxes	66	1,992	1,237
Share based compensation expense	127	69	28
Tax impact of share-based compensation	—	(6)	—
(Gain) loss on sale of assets and investment securities	17	(81)	135
Net recovery of contract adjustments	(830)	(1,178)	(910)
Net bad debt expense (recovery)	1,034	164	453
Changes in:
- contract receivables	5,266	572	7,723
- other current assets	155	(178)	(626)
- income tax receivable	353	134	(390)
- equity method investment	(595)	(158)	(150)
- other non-current assets	(822)	(485)	(5)
- accounts payable	(2,023)	259	(2,789)
- accrued payroll costs	228	(110)	(1,430)
- income taxes payable	(44)	(86)	38
- billings in excess of revenue	807	(78)	145
- other accrued liabilities	(490)	(43)	109
Net cash provided by operating activities	4,228	4,292	5,139
Cash flows from investing activities:
Acquisition of noncontrolling interest of subsidiaries	(27)	—	—
Purchase of property, building and equipment	(772)	(669)	(692)
Proceeds from sale of subsidiaries	—	75	150
Proceeds from sale of building and equipment	43	1,495	5
Proceeds from maturity of investments	—	—	26
Purchase of investment securities	(31)	(30)	(55)
Net cash (used in) provided by investing activities	(787)	871	(566)
Cash flows from financing activities:
Dividends paid	(1,721)	(1,720)	(2,066)
Proceeds from debt	—	200	6
Repayment of debt	(389)	(241)	(547)
Net borrowings (repayment) of lines of credit	(342)	39	(162)
Distributions to noncontrolling interests	(454)	(8)	(345)
Net cash used in financing activities	(2,906)	(1,730)	(3,114)
Effect of exchange rate changes on cash and cash equivalents	76	(228)	(232)
Net increase in cash, cash equivalents and restricted cash	611	3,205	1,227
Cash, cash equivalents and restricted cash at beginning of period	13,135	9,930	8,703
Cash, cash equivalents and restricted cash at end of period	$13,746	$13,135	$9,930

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$38	$139	$133
Income taxes	140	715	2,668
Supplemental disclosure of non-cash items:
Dividends declared and not paid	863	860	861
Proceeds from capital lease obligations	59	29	69
Sale of subsidiary (loans receivable)	—	—	75
Acquisition of noncontrolling interest of subsidiaries (equipment)	26	—	—

The accompanying notes are an integral part of these consolidated financial statements.

Ecology and Environment Inc.
Consolidated Statements of Shareholders’ Equity
(amounts in thousands, except share data)

	Class A Common Stock		Class B Common Stock		Capital in Excess of Par Value	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Treasury Stock		Noncontrolling Interests
	Shares	Amount	Shares	Amount				Shares	Amount
Balance at July 31, 2015 (as previously reported)	3,023,206	$30	1,370,519	$14	$16,575	$23,246	$(1,726)	107,046	$(1,224)	$3,571
Cumulative effect of restatement adjustments (Note 2)	—	—	—	—	1,069	(167)	217	—	—	(942)
Balance at July 31, 2015 (Restated)	3,023,206	30	1,370,519	14	17,644	23,079	(1,509)	107,046	(1,224)	2,629
Net income (loss)	—	—	—	—	—	741	—	—	—	(587)
Foreign currency translation adjustments	—	—	—	—	—	—	(441)	—	—	(166)
Cash dividends declared ($0.44 per share)	—	—	—	—	—	(1,895)	—	—	—	—
Unrealized investment gains, net	—	—	—	—	—	—	21	—	—	—
Conversion of Class B common stock to Class A common stock	12,572	—	(12,572)	—	—	—	—	—	—	—
Issuance of stock under stock award plan	—	—	—	—	(6)	—	—	(4,533)	52	—
Share-based compensation expense	—	—	—	—	28	—	—	—	—	—
Distributions to noncontrolling interests	—	—	—	—	—	—	—	—	—	(345)
Sale of majority-owned subsidiary	—	—	—	—	—	—	—	—	—	(310)
Stock award plan forfeitures	—	—	—	—	—	—	—	1,560	—	—
Balance at July 31, 2016 (Restated)	3,035,778	$30	1,357,947	$14	$17,666	$21,925	$(1,929)	104,073	$(1,172)	$1,221
Net income (loss)	—	—	—	—	—	2,823	—	—	—	(312)
Foreign currency translation adjustments	—	—	—	—	—	—	152	—	—	22
Cash dividends declared ($0.40 per share)	—	—	—	—	—	(1,719)	—	—	—	—
Unrealized investment losses, net	—	—	—	—	—	—	(18)	—	—	—
Issuance of stock under stock award plan	—	—	—	—	(90)	—	—	(11,952)	135	—
Tax impact of share based compensation	—	—	—	—	(6)	—	—	—	—	—
Tax impact of noncontrolling interests	—	—	—	—	—	(24)	—	—	—	24
Distributions to noncontrolling interests	—	—	—	—	—	—	—	—	—	(8)
Balance at July 31, 2017 (Restated)	3,035,778	$30	1,357,947	$14	$17,570	$23,005	$(1,795)	92,121	$(1,037)	$947
Net income (loss)	—	—	—	—	—	(308)	—	—	—	204
Foreign currency translation adjustments	—	—	—	—	—	—	(70)	—	—	(15)
Cash dividends declared ($0.40 per share)	—	—	—	—	—	(1,724)	—	—	—	—
Unrealized investment losses, net	—	—	—	—	—	—	(20)	—	—	—
Conversion of Class B common stock to Class A common stock	6,133	—	(6,133)	—	—	—	—	—	—	—
Issuance of stock under stock award plan	—	—	—	—	(130)	—	—	(11,531)	130	—
Share-based compensation expense	—	—	—	—	127	—	—	—	—	—
Distributions to noncontrolling interests	—	—	—	—	—	—	—	—	—	(455)
Sale of majority-owned subsidiary	—	—	—	—	(9)	—	—	—	—	—
Purchase of additional noncontrolling interests	—	—	—	—	—	—	—	—	—	(17)
Balance at July 31, 2018	3,041,911	$30	1,351,814	$14	$17,558	$20,973	$(1,885)	80,590	$(907)	$664

The accompanying notes are an integral part of these consolidated financial statements.

Ecology and Environment Inc.
Notes to Consolidated Financial Statements

1.	Organization and Basis of Presentation

Ecology and Environment Inc., (“EEI” or the “Parent Company”) was incorporated in 1970 as a global broad-based environmental consulting firm whose underlying philosophy is to provide professional services worldwide so that sustainable economic and human development may proceed with acceptable impact on the environment. During fiscal year 2018, EEI and its subsidiaries (collectively, the “Company”) included six active wholly-owned and majority-owned operating subsidiaries in four countries (the United States of America, Brazil, Peru and Ecuador), and one majority-owned equity investment in Chile. The Company’s staff is comprised of individuals representing numerous scientific, engineering, health, and social disciplines working together in multidisciplinary teams to provide innovative environmental solutions. The majority of employees hold bachelor’s and/or advanced degrees in such areas as chemical, civil, mechanical, sanitary, soil, structural and transportation engineering, biology, geology, hydrogeology, ecology, urban and regional planning and oceanography. The Company’s client list includes governments, industries, multinational corporations, organizations, and private companies.

The consolidated financial statements included herein have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) and in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The financial statements reflect all adjustments that are, in the opinion of management, necessary for a fair presentation of such information. All such adjustments are of a normal recurring nature. Certain prior year amounts were reclassified to conform to the consolidated financial statement presentation for the fiscal year ended July 31, 2018. Specifically, amounts reported as administrative and indirect operating expenses, and marketing and related costs in the prior reporting periods have been combined and are reported as selling, general and administrative expenses on the consolidated statements of operations.

2.	Restatement of Consolidated Financial Statements

As previously disclosed in the Current Report on Form 8-K filed by EEI with the SEC on December 12, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) determined that the Company’s previously issued financial statements for annual and quarterly periods prior to July 31, 2018 can no longer be relied upon. As a result, the accompanying consolidated financial statements include a restated consolidated balance sheet at July 31, 2017, and restated consolidated statements of operations, comprehensive income, cash flows and shareholders’ equity for the fiscal years ended July 31, 2017 and 2016 (the “Restatement Periods”). The Company intends to prospectively amend financial statements for the quarters ended October 28, 2017, January 27, 2018 and April 28, 2018 when it files its Quarterly Reports on Form 10-Q for the corresponding quarters of the fiscal year ending July 31, 2019.

The Audit Committee concluded that the Company’s consolidated financial statements and related reports filed with the SEC for periods ended prior to July 31, 2018 should no longer be relied upon due to errors related to accounting for EEI’s investment in Gestion Ambiental Consultores S.A. (“GAC”) since 1999. The Company had previously included the results of GAC’s operations in consolidated financial statements filed with the SEC prior to July 31, 2018. In December 2018, the Company determined that, although it had a majority ownership interest in GAC, it did not have a controlling interest in GAC’s operations due to lack of continuous control over the activities of GAC’s board of directors and senior management team. As a result, the Company’s net investment in GAC should have been accounted for using the equity method of accounting. Collectively, the adjustments necessary to deconsolidate GAC’s unaudited financial statements and correctly account for the Company’s investment in GAC under the equity method of accounting are referred to as the “GAC Deconsolidation Adjustments.”

For the fiscal years ended July 31, 2017 and 2016, the GAC Deconsolidation Adjustments resulted in decreases of $7.6 million and $7.5 million, respectively, of consolidated gross revenue, decreases of $0.1 million and $0.8 million, respectively, of income before income tax provision, and increases of less than $0.1 million of net income attributable to EEI for both years. The GAC Deconsolidation Adjustments resulted in decreases of $2.3 million of consolidated total assets and $0.5 million of consolidated total shareholders’ equity at July 31, 2017.

In addition to the GAC Deconsolidation Adjustments, previously filed financial statements were also adjusted for the correction of other errors in the financial statements and disclosures that were deemed to be immaterial, on an individual basis and in the aggregate, for the fiscal years during which the errors were identified (the “Out of Period Adjustments”). For the fiscal years ended July 31, 2017 and 2016, the Out of Period Adjustments resulted in decreases of $0.8 million and less than $0.1 million, respectively, of consolidated gross revenue, decreases of $0.7 million and $0.2 million, respectively, of income before income tax provision, and decreases of $0.3 million and $0.2 million, respectively, of net income attributable to EEI. The Out of Period Adjustments resulted in decreases of $0.5 million of both consolidated total assets and consolidated total shareholders’ equity at July 31, 2017. In addition, disclosure errors related to revenue recognition within the notes to the financial statements have been corrected.

The “As Previously Reported” amounts in the tables below represent the amounts reported in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2017, filed with the SEC on November 14, 2017.

Ecology and Environment Inc.
Consolidated Balance Sheet
(amounts in thousands, except share data)

	July 31, 2017
	As Previously Reported	GAC Deconsolidation Adjustments	Out of Period Adjustments	Restated
Assets
Current assets:
Cash and cash equivalents	$13,343	$(208)	$(277)	$12,858
Investment securities available for sale	1,498	—	—	1,498
Contract receivables, net	35,107	(4,066)	(92)	30,949
Income tax receivable	1,293	308	—	1,601
Other current assets	2,119	113	(154)	2,078
Total current assets	53,360	(3,853)	(523)	48,984
Property, buildings and equipment, net	4,428	(151)	—	4,277
Deferred income taxes	1,203	—	(350)	853
Equity method investment	—	1,272	191	1,463
Other assets	1,786	408	146	2,340
Total assets	$60,777	$(2,324)	$(536)	$57,917
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$8,073	$(361)	$59	$7,771
Lines of credit	581	(209)	—	372
Accrued payroll costs	6,338	(362)	—	5,976
Current portion of long-term debt and capital lease obligations	382	—	—	382
Billings in excess of revenue	2,850	(243)	—	2,607
Other accrued liabilities	2,645	(671)	—	1,974
Total current liabilities	20,869	(1,846)	59	19,082
Income taxes payable	31	—	—	31
Deferred income taxes	3	56	(55)	4
Long-term debt and capital lease obligations	66	—	—	66
Shareholders’ equity:
Preferred stock	—	—	—	—
Class A common stock	30	—	—	30
Class B common stock	14	—	—	14
Capital in excess of par value	17,608	(9)	(29)	17,570
Retained earnings	23,509	7	(511)	23,005
Accumulated other comprehensive loss	(2,018)	223	—	(1,795)
Treasury stock, at cost	(1,037)	—	—	(1,037)
Total Ecology and Environment Inc. shareholders’ equity	38,106	221	(540)	37,787
Noncontrolling interests	1,702	(755)	0	947
Total shareholders’ equity	39,808	(534)	(540)	38,734
Total liabilities and shareholders’ equity	$60,777	$(2,324)	$(536)	$57,917

Ecology and Environment Inc.
Consolidated Statement of Operations
(amounts in thousands, except share data)

	Fiscal Year Ended July 31, 2017
	As Previously Reported	GAC Deconsolidation Adjustments	Out of Period Adjustments	Restated

Gross revenue	$104,502	$(7,629)	$(790)	$96,083
Cost of professional services and other direct operating expenses	38,334	(2,837)	682	36,179
Subcontract costs	18,379	(1,687)	(717)	15,975
Selling, general and administrative expenses	40,821	(2,601)	(81)	38,139
Depreciation and amortization	1,040	(46)	—	994
Income (loss) from operations	5,928	(458)	(674)	4,796
Income from equity method investment	—	368	—	368
Interest income (expense)	17	12	—	29
Net foreign exchange (loss) gain	(91)	5	—	(86)
Proxy contest costs, net	(375)	—	—	(375)
Other income (expense)	(54)	—	—	(54)
Income before income tax provision	5,425	(73)	(674)	4,678
Income tax provision	2,472	117	(422)	2,167
Net income (loss)	2,953	(190)	(252)	2,511
Net loss attributable to noncontrolling interests	62	250	—	312
Net income (loss) attributable to Ecology and Environment Inc.	$3,015	$60	$(252)	$2,823
Net income per common share: basic and diluted	$0.70			$0.66
Weighted average common shares outstanding: basic and diluted	4,294,501			4,294,501

Ecology and Environment Inc.
Consolidated Statement of Operations
(amounts in thousands, except share data)

	Fiscal Year Ended July 31, 2016
	As Previously Reported	GAC Deconsolidation Adjustments	Out of Period Adjustments	Restated

Gross revenue	$105,817	$(7,530)	$(39)	$98,248
Cost of professional services and other direct operating expenses	38,912	(3,339)	863	36,436
Subcontract costs	18,550	(1,293)	(151)	17,106
Selling, general and administrative expenses	43,070	(1,647)	(453)	40,970
Depreciation and amortization	1,143	(31)	(70)	1,042
Income (loss) from operations	4,142	(1,220)	(228)	2,694
Income from equity method investment	—	363	—	363
Interest (expense) income	(73)	18	—	(55)
Net foreign exchange (loss) gain	44	—	—	44
Gain on insurance settlement	358	—	—	358
Other income (expense)	(104)	—	—	(104)
Income (loss) before income tax provision	4,367	(839)	(228)	3,300
Income tax provision	3,759	(587)	(26)	3,146
Net income (loss)	608	(252)	(202)	154
Net (Income) loss attributable to noncontrolling interests	278	276	33	587
Net income (loss) attributable to Ecology and Environment Inc.	$886	$24	$(169)	$741
Net income per common share: basic and diluted	$0.21			$0.17
Weighted average common shares outstanding: basic and diluted	4,289,993			4,289,993

Ecology and Environment Inc.
Consolidated Statements of Comprehensive Income
(amounts in thousands)

	Fiscal Year Ended July 31, 2017
	As Previously Reported	GAC Deconsolidation Adjustments	Out of Period Adjustments	Restated

Net income (loss) including noncontrolling interests	$2,953	$(190)	$(252)	$2,511
Foreign currency translation adjustments	230	(56)	—	174
Unrealized investment losses	(18)	—	—	(18)
Comprehensive income (loss)	3,165	(246)	(252)	2,667
Comprehensive (income) loss attributable to noncontrolling interests	(25)	315	—	290
Comprehensive income (loss) attributable to Ecology and Environment Inc.	$3,140	$69	$(252)	$2,957
	Fiscal Year Ended July 31, 2016
	As Previously Reported	GAC Deconsolidation Adjustments	Out of Period Adjustments	Restated

Net income (loss) including noncontrolling interests	$608	$(252)	$(202)	$154
Foreign currency translation adjustments	(557)	(50)	—	(607)
Unrealized investment (losses) gains, net	21	—	—	21
Comprehensive income (loss)	72	(302)	(202)	(432)
Comprehensive (income) loss attributable to noncontrolling interests	397	323	33	753
Comprehensive income (loss) attributable to Ecology and Environment Inc.	$469	$21	$(169)	$321

Ecology and Environment Inc.
Consolidated Statement of Cash Flows
(amounts in thousands)

	Fiscal Year Ended July 31, 2017
	As Previously Reported	GAC Deconsolidation Adjustments	Out of Period Adjustments	Restated

Cash flows from operating activities:
Net income (loss)	$2,953	$(190)	$(252)	$2,511
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,040	(46)	—	994
Provision for deferred income taxes	1,924	498	(430)	1,992
Share based compensation expense	69	—	—	69
Tax impact of share-based compensation	(6)	—	—	(6)
Gain on sale of assets and investment securities	(81)	—	—	(81)
Net recovery of contract adjustments	(1,178)	—	—	(1,178)
Net bad debt expense (recovery)	244	(80)	—	164
Changes in:
- contract receivables	(686)	131	1,127	572
- other current assets	(39)	(168)	29	(178)
- income tax receivable	(376)	(503)	1,013	134
- equity method investment	—	(158)	—	(158)
- other non-current assets	(14)	(471)	—	(485)
- accounts payable	1,160	(185)	(716)	259
- accrued payroll costs	(295)	266	(81)	(110)
- income taxes payable	(89)	3	—	(86)
- billings in excess of revenue	(498)	420	—	(78)
- other accrued liabilities	269	(629)	317	(43)
Net cash provided by (used in) operating activities	4,397	(1,112)	1,007	4,292
Cash flows from investing activities:
Purchase of property, building and equipment	(721)	52	—	(669)
Proceeds from sale of subsidiaries	75	—	—	75
Proceeds from sale of building and equipment	1,495	—	—	1,495
Purchase of investment securities	(29)	(1)	—	(30)
Net cash provided by (used in) investing activities	820	51	—	871
Cash flows from financing activities:
Dividends paid	(1,720)	—	—	(1,720)
Proceeds from debt	200	—	—	200
Repayment of debt	(241)	—	—	(241)
Net borrowings (repayment) of lines of credit	246	(207)	—	39
Distributions to noncontrolling interests	(680)	672	—	(8)
Net cash (used in) provided by financing activities	(2,195)	465	—	(1,730)
Effect of exchange rate changes on cash and cash equivalents	160	(30)	(357)	(228)
Net increase (decrease) in cash, cash equivalents and restricted cash	3,182	(626)	650	3,205
Cash, cash equivalents and restricted cash at beginning of period	10,161	(219)	(12)	9,930
Cash, cash equivalents and restricted cash at end of period	$13,343	$(845)	$638	$13,135

Ecology and Environment Inc.
Consolidated Statement of Cash Flows
(amounts in thousands)

	Fiscal Year Ended July 31, 2016
	As Previously Reported	GAC Deconsolidation Adjustments	Out of Period Adjustments	Restated

Cash flows from operating activities:
Net income (loss)	$608	$(252)	$(202)	$154
Adjustments to reconcile net income to net cash provided by operating activities:
Impairment of long-lived assets	375	—	—	375
Depreciation and amortization	1,143	(31)	(70)	1,042
Provision for deferred income taxes	1,697	(434)	(26)	1,237
Share based compensation expense	37	—	(9)	28
Loss on sale of assets and investment securities	135	—	—	135
Net recovery of contract adjustments	(910)	—	—	(910)
Net bad debt expense (recovery)	453	—	—	453
Changes in:
- contract receivables	7,394	303	26	7,723
- other current assets	(400)	19	(245)	(626)
- income tax receivable	(329)	—	(61)	(390)
- equity method investment	—	(150)	—	(150)
- other non-current assets	42	(47)	—	(5)
- accounts payable	(3,157)	27	341	(2,789)
- accrued payroll costs	(1,909)	333	146	(1,430)
- income taxes payable	40	(62)	60	38
- billings in excess of revenue	607	(462)	—	145
- other accrued liabilities	(29)	110	28	109
Net cash provided by (used in) operating activities	5,797	(646)	(12)	5,139
Cash flows from investing activities:
Purchase of property, building and equipment	(722)	30	—	(692)
Proceeds from sale of subsidiaries	150	—	—	150
Proceeds from sale of building and equipment	5	—	—	5
Proceeds from maturity of investments	26	—	—	26
Purchase of investment securities	(55)	—	—	(55)
Net cash (used in) provided by investing activities	(596)	30	—	(566)
Cash flows from financing activities:
Dividends paid	(2,066)	—	—	(2,066)
Proceeds from debt	6	—	—	6
Repayment of debt	(547)	—	—	(547)
Net borrowings (repayment) of lines of credit	(380)	218	—	(162)
Distributions to noncontrolling interests	(530)	185	—	(345)
Net cash (used in) provided by financing activities	(3,517)	403	—	(3,114)
Effect of exchange rate changes on cash and cash equivalents	(226)	(6)	—	(232)
Net increase (decrease) in cash, cash equivalents and restricted cash	1,458	(219)	(12)	1,227
Cash, cash equivalents and restricted cash at beginning of period	8,703	—	—	8,703
Cash, cash equivalents and restricted cash at end of period	$10,161	$(219)	$(12)	$9,930

3.	Recent Accounting Pronouncements

The Financial Accounting Standards Board (“FASB”) establishes changes to U.S. GAAP in the form of accounting standards updates (“ASUs”) to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs when they are issued by FASB. ASUs listed below were either adopted by the Company during fiscal year 2018, or will be adopted as each ASU becomes effective during future reporting periods. ASUs not listed below were assessed to be not applicable to the Company’s operations or are expected to have minimal impact on the Company’s consolidated financial position or results of operations.

Accounting Pronouncements Adopted During Fiscal Year 2018

The Company did not adopt any ASUs during fiscal year 2018 that had, or are expected to have, a material impact on its consolidated financial position or results of operations.

Accounting Pronouncements Not Yet Adopted as of July 31, 2018

In May 2014, FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). ASU 2014-09 is the result of a joint project of FASB and the International Accounting Standards Board to clarify the principles for recognizing revenue and to develop a common revenue standard for use in the U.S and internationally. ASU 2014-09 supersedes the revenue recognition requirements in Topic 605 of FASB’s Accounting Standards Codification (the “Codification”) and most industry-specific guidance throughout the Industry Topics of the Codification. ASU 2014-09 enhances comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets, reduces the number of requirements an entity must consider for recognizing revenue, and requires improved disclosures to help users of financial statements better understand the nature, amount, timing, and uncertainty of revenue that is recognized.

Subsequent to the issuance of ASU 2014-09, FASB issued additional ASUs that provided clarification for specific aspects of, and deferred the effective date of, ASU 2014-09.

ASU 2014-09 requires retrospective application by either restating each prior period presented in the financial statements, or by recording the cumulative effect on prior reporting periods to beginning retained earnings in the year that the standard becomes effective (the “modified retrospective approach”), and includes a number of optional practical expedients that entities may elect to apply. The Company adopted ASU 2014-09 effective August 1, 2018 utilizing the modified retrospective approach, and did not record any cumulative effect adjustment to retained earnings upon adoption of the standard.

Management performed a detailed review of the contract portfolios of EEI and each of its significant operating subsidiaries and compared historical accounting policies and practices to the new standard. The adoption of ASU 2014-09 did not have a material impact on the Company’s results of operations or financial position subsequent to adoption effective August 1, 2018.

In January 2016, FASB issued ASU No. 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). The amendments in ASU 2016-01 address certain aspects of recognition, measurement, presentation and disclosure of financial instruments. In February 2018, FASB issued ASU 2018-03, Technical Corrections and Improvements to Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities, which clarified certain aspects of the guidance issued in ASU 2016-01. Under the new guidance, entities are no longer able to classify equity investments as either trading or available for sale (“AFS”), and may no longer recognize unrealized holding gains and losses in other comprehensive income on equity securities that were classified as AFS under previous U.S. GAAP. The Company intends to adopt the applicable provisions of ASU 2016-01 effective August 1, 2018. The Company does not expect that adoption of ASU 2016-01 will have a material impact on its results of operations or financial position subsequent to adoption effective August 1, 2018.

In March 2016, FASB issued ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-02”). The main difference between previous U.S. GAAP and ASU 2016-02 is the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous U.S. GAAP. ASU 2016-02 provides specific guidance for determining whether a contractual arrangement contains a lease, lease classification by lessees and lessors, initial and subsequent measurement of leases by lessees and lessors, sale and leaseback transactions, transition, and financial statement disclosures. ASU 2016-02 requires entities to use a modified retrospective approach to apply its guidance and includes a number of optional practical expedients that entities may elect to apply. ASU 2016-02 will be effective for the Company beginning August 1, 2019. Early adoption is permitted. Management is currently assessing the provisions of ASU 2016-02. The Company anticipates that adoption of ASU 2016-02 will result in the addition of material right-of-use assets and lease liabilities to the Company’s consolidated balance sheet in addition to expanding required disclosures. Management has not yet estimated the impact of ASU 2016-02 on the Company’s consolidated statements of operations and cash flows.

In June 2016, FASB issued ASU No. 2016-13, Financial Instruments – Credit Losses (Topic 326) (“ASU 2016-13”). The amendments included in this update affect entities holding financial assets, including trade receivables and investment securities available for sale, that are not accounted for at fair value through net income. ASU 2016-13 requires a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The amendments included in this update also provide guidance for measurement of expected credit losses and for presentation of increases or decreases of expected credit losses on the statement of operations. ASU No. 2016-13 will be effective for the Company beginning August 1, 2020. Early adoption is permitted for the Company beginning August 1, 2019. Management is currently assessing the provisions of ASU 2016-13 and has not yet estimated its impact on the Company’s consolidated financial statements.

In January 2017, FASB issued ASU No. 2017-04, Intangibles – Goodwill and Other (Topic 350) – Simplifying the Test for Goodwill Impairment (“ASU 2017-04”). The amendments included in this update simplify the subsequent measurement of goodwill by revising the steps required during the registrant’s annual goodwill impairment test. This accounting standard update will be effective for the Company beginning August 1, 2020. Management is currently assessing the provisions of ASU 2017-04 and has not yet estimated its impact on the Company’s consolidated financial statements.

4.	Summary of Significant Accounting Policies

Consolidation, Variable Interest Entities and Equity Method Investment

The consolidated financial statements include the accounts of EEI and its consolidated wholly owned and majority owned subsidiaries. All intercompany transactions and balances have been eliminated.

Variable Interest Entities (“VIE”)

The Company’s majority owned subsidiaries are deemed to be VIEs when, on a stand-alone basis, they lack sufficient capital to finance the activities of the VIE. The Company consolidates investments in VIEs if the Company is the primary beneficiary of the VIE. The Company uses a qualitative approach to determine if the Company is the primary beneficiary of the VIE, which considers factors that indicate the Company has significant influence and control over the activities that most significantly impact the VIE’s economic performance. These factors include representation on the investee’s board of directors, management representation, authority to make decisions, substantive participating rights of the minority shareholders and ownership interest.

Equity Method Investments

VIEs for which the Company is not the primary beneficiary, and other investee companies over which the Company does not influence or control the activities that most significantly impact the investee company’s economic performance, are not consolidated and are accounted for under the equity method of accounting. Under the equity method of accounting, an investee company’s accounts are not reflected within the Company’s consolidated balance sheets and statements of operations. The Company’s share of the earnings of the investee company is reported as earnings from equity method investment in the Company’s consolidated statements of operations. The Company’s carrying value in an equity method investee is reported as equity method investment on the Company’s consolidated balance sheets. The Company’s carrying value in an equity method investee is reduced by the Company’s share of dividends declared by an investee company.

If the Company’s carrying value in an equity method investee company is reduced to zero, no further losses are recorded in the Company’s consolidated financial statements unless the Company guaranteed obligations of the investee company or has committed additional funding. When the investee company subsequently reports income, the Company will not record its share of such income until it equals the amount of its share of losses not previously recognized.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions as of the date of the financial statements, which affect the reported values of assets and liabilities and revenue and expenses and disclosures of contingent assets and liabilities. Actual results may differ from those estimates.

Investment Securities Available for Sale

Investment securities available for sale are stated at fair value. Unrealized gains or losses related to investment securities available for sale are recorded in accumulated other comprehensive income, net of applicable income taxes in the accompanying consolidated balance sheets and consolidated statements of changes in shareholders’ equity. The cost basis of securities sold is based on the specific identification method. Reclassification adjustments out of accumulated other comprehensive income resulting from disposition of investment securities available for sale are included within other income (expense) in the consolidated statements of operations.

Investment securities available for sale include mutual funds that are valued at the net asset value (“NAV”) of shares held by the Company at period end. Mutual funds held by the Company are open-end mutual funds that are registered with the SEC. These funds are required to publish their daily NAV and to transact at that price. The mutual funds held by the Company are deemed to be actively traded.

Revenue Recognition and Contract Receivables

Substantially all of the Company’s revenue is derived from environmental consulting work, which is principally derived from the sale of labor hours. Revenue reflected in the Company’s consolidated statements of operations represent services rendered for which the Company maintains a primary contractual relationship with its customers. Included in revenue are certain services outside the Company’s normal operations which the Company has elected to subcontract to other contractors.

The Company’s consulting work is performed under a mix of time and materials, fixed price and cost-plus contracts.

The Company accounts for time and material contracts over the period of performance, predominately based on labor hours incurred. Under these types of contracts, there is no predetermined fee. Instead, the Company negotiates hourly billing rates and charges the clients based upon actual hours expended on a project. In addition, any direct project expenditures are passed through to the client and are typically reimbursed. Time and materials contracts may contain “not to exceed” provisions that effectively cap the amount of revenue that the Company can bill to the client. In order to record revenue that exceeds the billing cap, the Company must obtain approval from the client for expanded scope or increased pricing.

The Company accounts for fixed price contracts using the proportional performance method, under which progress is determined based on the ratio of efforts expended to date in proportion to total efforts expected to be expended over the life of a contract. The proportional performance revenue recognition method requires the use of estimates and judgment regarding a project’s expected revenue and the extent of progress towards completion. The Company makes periodic estimates of progress towards project completion by analyzing efforts expended to date, plus an estimate of the amount of efforts to expend that we expect to incur until the completion of the project. Revenue is then calculated on a cumulative basis (project-to-date) as the proportion of efforts-expended. The revenue for the current period is calculated as cumulative revenue less project revenue already recognized. If an estimate of efforts expended at completion on any contract indicates that a loss will be incurred, the entire estimated loss is charged to operations in the period the loss becomes evident.

Cost-plus contracts provide for payment of allowable incurred efforts expended, to the extent prescribed in the contract, plus fees that are recorded as revenue. These contracts establish an estimate of total efforts to be expended and an invoicing ceiling that the contractor may not exceed without the approval of the client. Revenue earned from cost-plus contracts is recognized over the period of performance.

Substantially all of the Company’s cost-plus contracts are with federal governmental agencies and, as such, are subject to audits after contract completion. Government audits have been completed and final rates have been negotiated through fiscal year 2014. The Company records an allowance for project disallowances in other accrued liabilities for potential disallowances resulting from government audits (refer to Note 14 of these consolidated financial statements). Allowances for project disallowances are recorded as adjustments to revenue when the amounts are estimable. Resolution of these amounts is dependent upon the results of government audits and other formal contract close-out procedures.

Change orders can occur when changes in scope are made after project work has begun and can be initiated by either the Company or its clients. Claims are amounts in excess of the agreed contract price which the Company seeks to recover from a client for customer delays and/or errors or unapproved change orders that are in dispute. The Company recognizes costs related to change orders and claims as incurred. Revenue and profit are recognized on change orders when it is probable that the change order will be approved and the amount can be reasonably estimated. Revenue is recognized only up to the amount of costs incurred on contract claims when realization is probable, estimable and reasonable support from the customer exists.

The Company expenses all bid and proposal and other pre-contract costs as incurred. Out of pocket expenses such as travel, meals, field supplies, and other costs billed direct to contracts are included in both revenue and cost of professional services. Sales and cost of sales within the Company’s South American operations exclude value added tax (VAT) assessments by governmental authorities, which the Company collects from its customers and remits to governmental authorities.

Billed contract receivables represent amounts billed to clients in accordance with contracted terms but not collected as of the end of the reporting period. Billed contract receivables may include: (i) amounts billed for revenue from efforts expended and fees that have been earned in accordance with contractual terms; and (ii) progress billings in accordance with contractual terms that include revenue not yet earned as of the end of the reporting period.

Unbilled contract receivables represent revenue from efforts expended and fees earned that are not billed as of period-end. Unbilled contract receivables not expected to be billed within one year from the balance sheet date are reported in other assets on the consolidated balance sheets.

The Company reduces contract receivables by recording an allowance for doubtful accounts to account for the estimated impact of collection issues resulting from a client’s inability or unwillingness to pay valid obligations to the Company. The resulting provision for doubtful accounts is recorded within selling, general and administrative expenses on the consolidated statements of operations.

Property, Buildings and Equipment, Depreciation and Amortization

Property, buildings and equipment are stated at the lower of depreciated or amortized cost or fair value. Land and land improvements are not depreciated or amortized. Methods of depreciation or amortization and useful lives for all other long-lived assets are summarized in the following table.

	Depreciation / Amortization Method	Useful Lives
Buildings	Straight-line	32-40 Years
Building Improvements	Straight-line	7-15 Years
Field Equipment	Straight-line	3-7 Years
Computer equipment	Straight-line	3-7 Years
Computer software	Straight-line	3-10 Years
Office furniture and equipment	Straight-line	3-7 Years
Vehicles	Straight-line	3-5 Years
Leasehold improvements	Straight-line	(a)
(a)	Leasehold improvements are amortized for book purposes over the terms of the leases or the estimated useful lives of the assets, whichever is shorter.

Expenditures for maintenance and repairs are charged to expense as incurred. Expenditures for improvements are capitalized when either the value or useful life of the related asset have been increased. When property or equipment is retired or sold, any gain or loss on the transaction is reflected in the current year’s earnings.

The Company capitalizes costs of software acquisition and development projects, including costs related to software design, configuration, coding, installation, testing and parallel processing. Capitalized software costs are recorded in fixed assets, net of accumulated amortization, on the consolidated balance sheets. Capitalized software costs are evaluated for recoverability/impairment whenever events or changes in circumstances indicate that its carrying amount may not be recoverable.

The costs of computer software obtained or developed for internal use is amortized on a straight-line basis over the estimated useful life of the software. Amortization begins when the software and all related software modules on which it is functionally dependent are ready for their intended use. Amortization expense is recorded in depreciation and amortization in the consolidated statements of operations.

Goodwill

Goodwill represents the future economic benefits arising from assets acquired in a business combination that are not individually identified and separately recognized. Goodwill is included in other assets on the accompanying consolidated balance sheets. Goodwill is subject to an annual assessment for impairment by comparing the estimated fair values of reporting units to which goodwill has been assigned to the recorded book value of the respective reporting units. The Company estimates the fair value of reporting units using a discounted cash flows methodology that includes assumptions for future cash flows that are dependent on internal forecasts, the long-term rate of growth for the Company’s business, the life over which cash flows will occur, and the Company’s weighted average cost of capital. Goodwill is also assessed for impairment between annual assessments whenever events or circumstances make it more likely than not that an impairment may have occurred.

Impairment of Long-Lived Assets

The Company assesses recoverability of the carrying value of long-lived assets when events occur, or circumstances change that would more likely than not impair the value of the asset. Recoverability is assessed by estimating the future net cash flows (undiscounted) expected to result from the asset, including eventual disposition, and comparing the resulting future cash flows to the carrying value of the asset. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value.

Income Taxes

The Company follows the asset and liability approach to account for income taxes. This approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities except for the enactment of changes in tax laws or rates. Although realization is not assured, management believes it is more likely than not that the recorded net deferred tax assets will be realized. Since in some cases management has utilized estimates, the amount of the net deferred tax asset considered realizable could be reduced in the near term.

Income tax expense includes U.S. and international income taxes, determined using the applicable statutory rates. A deferred tax asset is recognized for all deductible temporary differences and net operating loss carryforwards, and a deferred tax liability is recognized for all taxable temporary differences.

The Company’s deferred tax assets principally result from timing differences in the recognition of entity operating losses, contract reserves and accrued expenses. The Company periodically evaluates the likelihood of realization of deferred tax assets and provides for a valuation allowance when necessary.

U.S. GAAP prescribes a recognition threshold and measurement principles for financial statement disclosure of tax positions taken or expected to be taken on a tax return. A tax position is a position in a previously filed tax filing or a position expected to be taken in a future tax filing that is reflected in measuring current or deferred income tax assets and liabilities. Tax positions shall be recognized only when it is more likely than not (likelihood of greater than 50%), based on technical merits, that the position will be sustained. Tax positions that meet the more likely than not threshold should be measured using a probability weighted approach as the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement. We recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in selling, general and administrative expenses. Whether the more-likely-than-not recognition threshold is met for a tax position, is a matter of judgment based on the individual facts and circumstances of that position evaluated in light of all available evidence.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act significantly revised U.S. corporate income tax regulations including, among other things, lowering U.S. corporate income tax rates and implementing a territorial tax system.

Defined Contribution Plans

EEI has a non-contributory defined contribution plan providing deferred benefits for substantially all of its U.S. employees (the “EEI Defined Contribution Plan”). The annual expense of the EEI Defined Contribution Plan is based on a percentage of eligible wages as authorized by EEI’s Board of Directors.

EEI also has a supplemental retirement plan that provides post-retirement health care coverage for EEI’s founders and their spouses. As of July 31, 2018, two founders, their spouses and the spouse of a deceased founder were receiving healthcare coverage under this plan. The annual expense associated with this plan is determined based on discounted annual cost estimates over the estimated life expectancy of the founders and their spouses.

Earnings per Share

Basic and diluted earnings per share (“EPS”) are computed by dividing the net income attributable to EEI common shareholders by the weighted average number of common shares outstanding for the period. After consideration of all the rights and privileges of the Class A and Class B stockholders (defined in Note 15 of these consolidated financial statements), the Company allocates undistributed earnings between the classes on a one-to-one basis when computing earnings per share. As a result, basic and fully diluted earnings per Class A and Class B share are equal amounts.

The Company has determined that its unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities. These securities are included in the computation of earnings per share pursuant to the two-class method. As a result, unvested restricted shares are included in the weighted average shares outstanding calculation.

Comprehensive Income

Comprehensive income represents the change in shareholders’ equity during a period, excluding changes arising from transactions with shareholders. Comprehensive income includes net income from the consolidated statements of operations, plus other comprehensive income during a reporting period. Other comprehensive income (loss) represents the net effect of accounting transactions that are recognized directly in shareholders’ equity, such as unrealized net income or losses resulting from currency translation adjustments from foreign operations and unrealized gains or losses on available-for-sale securities.

Foreign Currencies and Inflation

The financial statements of foreign subsidiaries where the local currency is the functional currency are translated into U.S. dollars using exchange rates in effect at period end for assets and liabilities and average exchange rates during each reporting period for results of operations. Translation adjustments are deferred in accumulated other comprehensive income until the related assets and liabilities are settled or otherwise disposed of. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in net foreign exchange (loss) gain in the consolidated statements of operations as incurred.

The financial statements of foreign subsidiaries located in highly inflationary economies are remeasured as if the functional currency were the U.S. dollar. The remeasurement of local currencies into U.S. dollars creates transaction adjustments which are included in net income. The Company did not record any highly inflationary economy adjustments during fiscal years 2018, 2017 or 2016.

Noncontrolling Interests

Earnings and other comprehensive income (loss) are separately attributed to both the controlling and noncontrolling interests. Purchases of noncontrolling interests are recorded as reductions of shareholders’ equity on the consolidated statements of shareholders’ equity. EPS is calculated based on net income (loss) attributable to the Company’s controlling interests.

5.	Cash, Cash Equivalents and Restricted Cash

Cash, cash equivalents and restricted cash are summarized in the following table.

	July 31,
	2018	2017 (Restated)
	(in thousands)

Cash and cash equivalents	$13,496	$12,858
Restricted cash included in other assets	250	277
Total cash, cash equivalents and restricted cash	$13,746	$13,135

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. Money market funds of $0.4 million and $0.2 million were included in cash and cash equivalents at July 31, 2018 and 2017, respectively.

Restricted cash included in other assets represents collateral for pending litigation matters in Brazil that are not expected to be resolved within one year from the balance sheet date.

6.	Fair Value of Financial Instruments

The Company’s financial assets or liabilities are measured using inputs from the three levels of the fair value hierarchy. The Company classifies assets and liabilities within the fair value hierarchy based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. The Company has not elected a fair value option on any assets or liabilities. The three levels of the hierarchy are as follows:

Level 1 Inputs – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. Generally, this includes debt and equity securities that are traded on an active exchange market (e.g., New York Stock Exchange) as well as certain U.S. Treasury and U.S. Government and agency mortgage-backed securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2 Inputs – Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in inactive markets; or valuations based on models where the significant inputs are observable (e.g., interest rates, yield curves, credit risks, etc.) or can be corroborated by observable market data.

Level 3 Inputs – Valuations based on models where significant inputs are not observable. The unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use.

The Company monitors the availability of observable market data to assess the appropriate classification of financial instruments within the fair value hierarchy. Changes in economic conditions or model-based valuation techniques may require the transfer of financial instruments from one fair value level to another. In such instances, the transfer is reported at the beginning of the reporting period. There were no transfers in or out of levels 1, 2 or 3 during fiscal years 2018, 2017 or 2016.

The carrying amount of cash, cash equivalents and restricted cash approximated fair value at July 31, 2018 and 2017. These assets were classified as level 1 instruments at both dates.

Investment securities available for sale of $1.5 million at July 31, 2018 and 2017 primarily included mutual funds invested in U.S. municipal bonds, which the Company may immediately redeem without prior notice. These mutual funds are valued at the NAV of shares held by the Company at period end as a practical expedient to estimate fair value. These mutual funds are deemed to be actively traded, are required to publish their daily NAV and are required to transact at that price.

The Company recorded unrealized investment losses or gains of less than $0.1 million in accumulated other comprehensive loss at July 31, 2018, 2017 and 2016. The Company did not record any sales of investment securities during the twelve months ended July 31, 2018 or 2017.

Long-term debt consists of bank loans and capitalized equipment leases. Lines of credit consist of borrowings for working capital requirements. Based the relative immateriality of consolidated debt and line of credit borrowings, management believes that the carrying amount of these liabilities approximated fair value at July 31, 2018 and 2017.

These liabilities were classified as level 2 instruments at both dates. Refer to Note 11 and Note 12 of these consolidated financial statements for additional disclosures regarding the Company’s lines of credit, debt and capital lease obligations.

7.	Contract Receivables, net

Contract receivables, net are summarized in the following table.

	July 31,
	2018	2017 (Restated)
	(in thousands)
Contract receivables:
Billed	$12,905	$15,003
Unbilled	13,994	17,990
	26,899	32,993
Allowance for doubtful accounts	(1,284)	(2,044)
Contract receivables, net	$25,615	$30,949

Billed contract receivables included contractual retainage balances of $1.4 million and $0.9 million at July 31, 2018 and 2017, respectively. Management anticipates that the unbilled contract receivables and retainage balances at July 31, 2018, included in the table above, will be substantially billed and collected within one year.

At July 31, 2018, management identified $0.5 million of contract receivables, net that are not expected to be collected within one year. These net receivables represent long-term assets that are included in other assets on the consolidated balance sheet at July 31, 2018.

Contract Receivable Concentrations

Significant concentrations of contract receivables and the allowance for doubtful accounts are summarized in the following table.

	July 31, 2018		July 31, 2017
Region	Contract Receivables	Allowance for Doubtful Accounts	Contract Receivables (Restated)	Allowance for Doubtful Accounts (Restated)
	(in thousands)
U.S. operations	$21,580	$569	$25,472	$797
South American operations	5,319	715	7,521	1,247
Totals	$26,899	$1,284	$32,993	$2,044

The allowance for doubtful accounts for the Company’s South American operations represented 13% and 17% of related contract receivables at July 31, 2018 and 2017, respectively. Unstable local economies that adversely impacted certain of our South American clients in recent years demonstrated signs of stabilizing during fiscal year 2018. Management continues to monitor trends and events that may adversely impact the realizability of recorded receivables from our South American clients.

Allowance for Doubtful Accounts

Activity within the allowance for doubtful accounts is summarized in the following table.

	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)
	(in thousands)
Balance at beginning of period	$2,044	$6,792	$6,817
Provision for doubtful accounts during the period	813	682	1,164
Write-offs and recoveries of allowance recorded in prior periods	(943)	(5,430)	(1,189)
Reclassification of allowance from current to noncurrent	(630)	—	—
Balance at end of period	$1,284	$2,044	$6,792

During fiscal year 2017, the Company reversed $4.9 million of allowance related to a specific project in the Middle East, for which a corresponding $4.9 million contract receivable balance was also written off during the period.

8.	Variable Interest Entities and Equity Method Investment

Variable Interest Entities

As of July 31, 2018 and 2017, the Company’s consolidated one majority owned subsidiary that was deemed to be a VIE. The financial position of this VIE as of July 31, 2018 and 2017 is summarized in the following table.

	July 31, 2018	July 31, 2017
	(in thousands)
Current assets	$2,359	$3,217
Noncurrent assets	878	483
Total assets	$3,237	$3,700

Current liabilities	$5,408	$6,193
Noncurrent liabilities	32	36
Total liabilities	5,440	6,229
Total Ecology and Environment Inc. shareholder’s equity	(1,051)	(1,321)
Noncontrolling interests shareholders’ equity	(1,152)	(1,208)
Total shareholders’ equity	(2,203)	(2,529)
Total liabilities and shareholders’ equity	$3,237	$3,700

Total gross revenue of the consolidated VIE was $10.0 million, $8.9 million and $5.0 million for the fiscal years ended July 31, 2018, 2017 and 2016, respectively. With the exception of restricted cash of $0.3 million included in noncurrent assets at July 31, 2018 and 2017 (refer to Note 5), all assets of the VIE were available for the general operations of the VIE.

Equity Method Investment

The Company’s equity method investment in GAC had a carrying value of $2.1 million and $1.5 million at July 31, 2018 and 2017, respectively. The Company’s ownership percentage was 55.1% at both dates. The equity method investment in GAC is included within the Company’s South American operating segment.

Activity recorded for the Company’s equity method investment during the fiscal years ended July 31, 2018, 2017 and 2016 is summarized in the following table.

	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)
	(in thousands)
Equity investment carrying value at beginning of period	$1,463	$1,944	$1,793
GAC net income attributable to EEI	595	368	363
EEI’s portion of dividends declared by GAC	—	(849)	(212)
Equity investment carrying value at end of period	$2,058	$1,463	$1,944

GAC’s financial position as of July 31, 2018 and 2017 is summarized in the following table.

	July 31, 2018	July 31, 2017
	(in thousands)

Current assets	$5,713	$4,383
Noncurrent assets	501	167
Total assets	$6,214	$4,550

Current liabilities	$2,620	$2,643
Noncurrent liabilities	593	10
Total liabilities	3,213	2,653
Total Ecology and Environment Inc. shareholder’s equity	1,678	1,175
Noncontrolling interests shareholders’ equity	1,323	722
Total shareholders’ equity	3,001	1,897
Total liabilities and shareholders’ equity	$6,214	$4,550

The results of GAC’s operations for fiscal years 2018, 2017 and 2016 are summarized in the following table.

	Fiscal Year Ended July 31,
	2018	2017	2016
	(in thousands)
Gross revenue	$11,987	$7,737	$7,530
Direct cost of services and subcontract costs	(7,286)	(4,633)	(4,632)
Income from operations	1,381	568	727
Net income	1,079	668	659
Net income attributable to EEI	595	368	363
9.	Property, Buildings and Equipment, net

Property, buildings and equipment is summarized in the following table.

	July 31,
	2018	2017 (Restated)
	(in thousands)
Land and land improvements	$393	$393
Buildings and building improvements	7,455	7,338
Field equipment	1,970	2,153
Computer equipment	4,156	4,166
Computer software	2,940	3,041
Office furniture and equipment	2,142	2,138
Vehicles	1,134	1,331
Other	479	383
	20,669	20,943
Accumulated depreciation and amortization	(16,799)	(16,666)
Property, buildings and equipment, net	$3,870	$4,277
10.	Goodwill

Goodwill of $0.9 million is included in other assets on the accompanying consolidated balance sheets at July 31, 2018 and 2017. The Company completed its annual goodwill impairment assessment at July 31, 2018 and 2017, and determined that the fair value of the reporting unit to which goodwill is assigned exceeded its book value at both dates. As a result, no impairment of goodwill was identified as of July 31, 2018 or 2017.

11.	Lines of Credit

Unsecured lines of credit are summarized in the following table.

	July 31,
	2018	2017 (Restated)
	(in thousands)
Outstanding cash advances, recorded as lines of credit on the accompanying consolidated balance sheets	$—	$372
Short-term loan issued under lines of credit included in current portion of long-term debt	—	200
Outstanding letters of credit to support operations	1,668	2,193
Total amounts used under lines of credit	1,668	2,765
Remaining amounts available under lines of credit	33,932	35,735
Total unsecured lines of credit	$35,600	$38,500

The Company’s U.S. operations are supported by two line of credit arrangements:

•	$19.0 million available line of credit at July 31, 2018; no outstanding cash advances as of July 31, 2018 or 2017; letters of credit of less than $0.1 million were outstanding at July 31, 2018 and 2017; interest rate based on LIBOR plus 275 basis points; and
•	$13.5 million available line of credit at July 31, 2018; no outstanding cash advances as of July 31, 2018 or 2017; letters of credit of less than $0.1 million outstanding at July 31, 2018 and 2017; interest rate based on LIBOR plus 200 basis points.

The Company’s South American operations are supported by two line of credit arrangements:

•	$2.0 million available line of credit at July 31, 2018 to support operations in Peru; no outstanding cash advances as of July 31, 2018 or 2017; letters of credit of $1.0 million and $1.6 million were outstanding at July 31, 2018 and 2017, respectively; interest rate is affirmed by or negotiated with the lender annually; and
•	$1.1 million available line of credit at July 31, 2018 to support operations in Brazil; combined balance of outstanding cash advances and short-term loan of $0 and $0.6 million as of July 31, 2018 and 2017, respectively; letters of credit of $0.6 million and $0.5 million were outstanding at July 31, 2018 and 2017, respectively; interest rate based on a Brazilian government economic index.
12.	Debt and Capital Lease Obligations

Debt and capital lease obligations are summarized in the following table.

	July 31,
	2018	2017 (Restated)
	(in thousands)
Short-term loan issued under lines of credit (Note 11)	$—	$200
Bank loan (interest rate of 2.94% at July 31, 2018)	28	128
Capital lease obligations (interest rates ranging from 4.25% to 17.07% at July 31, 2018)	80	120
	108	448
Current portion of long-term debt and capital lease obligations	(54)	(382)
Long-term debt and capital lease obligations	$54	$66

The aggregate maturities of long-term debt and capital lease obligations as of July 31, 2018 are summarized in the following table.

Fiscal Year Ending July 31,	Amount
(in thousands)
2019	$54
2020	43
2021	11
Total	$108
13.	Income Taxes

On December 22, 2017, the U.S. government enacted the Tax Act, which significantly revised U.S. corporate income tax regulations including, among other things, lowering U.S. corporate income tax rates and implementing a territorial tax system.

The Tax Act lowered the Company’s statutory federal tax rate from 34% (effective through December 31, 2017) to 21% (effective January 1, 2018). As the Company has a July 31 fiscal year-end, the lower corporate income tax rate will be phased in, resulting in an average statutory federal tax rate of approximately 26.5% for the fiscal year ending July 31, 2018 and 21% for subsequent fiscal years.

The reduction of the statutory federal tax rate also resulted in revaluation of the Company’s U.S. deferred tax assets and liabilities. Revaluation is based on the tax rates at which the deferred tax assets and liabilities are expected to reverse in the future, which is generally 21%. The Company recorded a net federal tax expense of $0.3 million during fiscal year 2018, representing the one-time effect to deferred taxes in the U.S. because of the rate change.

The Tax Act includes provisions for a territorial federal tax system that:

•	imposes a U.S. federal tax on historical cumulative earnings of foreign subsidiaries, replacing the previous system of taxing the earnings of foreign subsidiaries only as they were repatriated to the U.S. in the form of dividends;
•	eliminates or reduces the ability to utilize certain foreign tax credits that existed prior to enactment of the Tax Act; and
•	provides for a deduction for dividends received from foreign subsidiaries

Pertaining to the international provisions of the Tax Act, the Company recorded net federal tax expense of $0.1 million during fiscal year 2018, representing the net of a one-time transition tax of $0.5 million on cumulative earnings of foreign subsidiaries, offset by $0.4 million of benefit from outstanding unpaid dividends declared by a foreign subsidiary, and previously recorded at a higher federal income tax rate. The increase in the tax on cumulative earnings of foreign subsidiaries from the original estimated amount was due to a foreign tax credit limitation not previously applicable based on forecasted earnings.

There are other transitional impacts of the Tax Act, certain of which had an immaterial impact on the income tax provision for fiscal year ended July 31, 2018, and certain of which will become effective during future fiscal years.

While the Tax Act provided for a territorial tax system, beginning in 2018, it included two new U.S. tax base erosion provisions, the global intangible low-taxed income (“GILTI”) provisions and the base-erosion and anti-abuse tax (“BEAT”) provisions.

The GILTI provisions require the Company to include in its U.S. income tax return foreign subsidiary earnings in excess of an allowable return on the foreign subsidiary’s tangible assets. The Company expects that it will be subject to incremental U.S. tax on GILTI income beginning in fiscal year 2019, with a partial or complete foreign tax credit offset. The Company has elected to account for GILTI tax in the period in which it is incurred, and therefore has not provided any deferred tax impacts of GILTI in its consolidated financial statements for the fiscal year ended July 31, 2018.

The BEAT provisions in the Tax Act eliminated the deduction of certain base-erosion payments made to related foreign corporations and impose a minimum tax if greater than regular tax. The Company does not expect it will be subject to this tax.

On December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act. The Company recorded final adjustments for the tax effects of the Tax Act during the fourth quarter of fiscal year 2019, and all tax effects of the Tax Act were recorded in its consolidated financial statements for the fiscal year ended July 31, 2018.

Income before income tax provision is summarized in the following table.

	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)
	(in thousands)
U.S. operations	$(948)	$4,758	$4,478
Foreign operations (primarily South American operations)	1,102	(80)	(1,178)
Income before income tax provision	$154	$4,678	$3,300

The income tax provision is summarized in the following table.

	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)
	(in thousands)
Current:
Federal	$(62)	$(149)	$1,155
State	26	42	177
Foreign	228	282	577
Total current	192	175	1,909

Deferred:
Federal	289	1,653	663
State	(75)	308	270
Foreign	(148)	31	304
Total deferred	66	1,992	1,237
Total income tax provision	$258	$2,167	$3,146

The statutory U.S. income tax rate was 26.5%, 34% and 34% during fiscal years 2018, 2017 and 2016, respectively. A reconciliation of the income tax provision using the statutory U.S. income tax rate compared with the actual income tax provision reported on the consolidated statements of operations is summarized in the following table.

	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)
	(in thousands)
Income tax provision (benefit) at the U.S. federal statutory income tax rate	$41	$1,590	$1,122
Tax on Foreign Earnings	129	—	—
Change in Tax Rates under Tax Act	322	—	—
International rate differences	27	33	(10)
Peru non-deductible expenses	14	53	59
Foreign dividend income	—	240	263
Income from “pass-through” entities taxable to noncontrolling partners	—	(1)	(39)
Re-evaluation and settlements of tax contingencies	—	(33)	—
Change in valuation allowance	(19)	98	1,582
State taxes, net of federal benefit	(32)	200	312
Other foreign taxes, net of federal benefit	(95)	(111)	(277)
Other permanent differences	(129)	98	134
Income tax provision, as reported on the consolidated statements of operations	$258	$2,167	$3,146

The significant components of deferred tax assets and liabilities are summarized in the following table.

	July 31,
	2018	2017 (Restated)
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$1,081	$1,470
Accrued compensation and expenses	611	752
Federal benefit from foreign accounting differences	460	435
Contract and other reserves	311	463
Foreign tax credit	296	296
Capital loss carryforwards	143	217
Foreign and state income taxes	—	17
Other	202	376
Deferred tax assets	3,104	4,026
Less: valuation allowance	(2,006)	(2,020)
Net deferred tax assets	$1,098	$2,006

Deferred tax liabilities:
Fixed assets and intangibles	$(39)	$(102)
Federal expense on state deferred taxes	(60)	(74)
Federal expense from foreign accounting differences	(7)	(332)
Unremitted foreign earnings	(206)	(623)
Other	3	(26)
Net deferred tax liabilities	$(309)	$(1,157)

As of July 31, 2018, net operating losses attributable to operations in Brazil and Peru and net operating losses for U.S. state income tax purposes exist. The foreign and U.S. state net operating losses at July 31, 2018 are approximately $2.8 million and $2.0 million, respectively. The foreign net operating losses may be carried forward indefinitely and the state net operating losses have expiration dates in various years starting in fiscal year 2023 through indefinite carryforward periods.

The Company periodically evaluates the likelihood of realization of deferred tax assets and provides for a valuation allowance when necessary. Activity within the deferred tax asset valuation allowance is summarized in the following table.

	Fiscal Year Ended July 31,
	2018	2017 (Restated)
	(in thousands)
Balance at beginning of period	$2,020	$2,278
Additions during the period	60	2
Reductions during period	(74)	(260)
Balance at end of period	$2,006	$2,020

The valuation allowance maintained by the Company primarily relates to: (i) net operating losses in Brazil, the utilization of which is dependent on future earnings; (ii) excess foreign tax credit carryforwards, the utilization of which is dependent on future foreign source income; and (iii) capital loss carryforwards, the utilization of which is dependent on future capital gains. Additions to the valuation allowance during fiscal year 2018 primarily related to additional deferred tax assets accumulated from the Company’s Brazilian operations. During fiscal year 2018, based on available evidence including recent cumulative operating losses, management determined that it is more likely than not that these deferred tax assets will not be realized.

During the fiscal years ended July 31, 2018, 2017 and 2016, the Company recorded $0.2 million, $0.6 million and $0.7 million, respectively, of income taxes applicable to undistributed earnings of foreign subsidiaries that will not be indefinitely reinvested in those operations. As part of Tax Act, all foreign earnings were taxed in the U.S. through

December 31, 2017. At December 31, 2017, the Company had $5.6 million of taxed, but undistributed foreign earnings. At July 31, 2018, the Company had $1.0 million of foreign earnings, occurring after January 1, 2018, that will be subject to a full dividend received deduction when distributed.

The Company files numerous consolidated and separate income tax returns in U.S. federal, state and foreign jurisdictions. The Company’s U.S. federal tax matters for fiscal years 2015 through 2018 remain subject to examination by the IRS. The Company’s state, local and foreign tax matters for fiscal years 2014 through 2017 remain subject to examination by the respective tax authorities. No waivers have been executed that would extend the period subject to examination beyond the period prescribed by statute.

The Company had less than $0.1 million of uncertain tax positions (“UTPs”) at July 31, 2018, 2017 and 2016.

The Company recognizes interest accrued related to liabilities for UTPs in other accrued liabilities on the consolidated balance sheets and in selling, general and administrative expenses on the consolidated statements of operations. The Company recorded $0.1 million or less in each of the fiscal years ending July 31, 2018, 2017 and 2016.

14.	Other Accrued Liabilities

Other accrued liabilities are summarized in the following table.

	July 31,
	2018	2017 (Restated)
	(in thousands)
Allowance for project disallowances	$687	$687
Other	695	1,287
Total other accrued liabilities	$1,382	$1,974

Activity within the allowance for project disallowances is summarized in the following table.

	Fiscal Year Ended July 31,
	2018	2017	2016
	(in thousands)
Balance at beginning of period	$687	$1,819	$2,243
Reduction of reserves recorded in prior fiscal years	—	(1,132)	(424)
Balance at end of period	$687	$687	$1,819

The reductions in the allowance for project disallowances during fiscal years 2017 and 2016, which were recorded as additions to gross revenue on the consolidated statements of operations, resulted from final settlements of allowances recorded in prior fiscal years. The settlements resulted in cash payments of less than $0.1 million during fiscal years 2017 and 2016.

15.	Incentive Compensation

Stock Award Plan

EEI adopted the 1998 Stock Award Plan effective March 16, 1998. This plan, together with supplemental plans that were subsequently adopted by the Company’s Board of Directors, are referred to as the “Stock Award Plan”. The Stock Award Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code. Under the Stock Award Plan, directors, officers and other key employees of EEI or any of its subsidiaries may be awarded Class A Common Stock as compensation for services rendered to the Company or its subsidiaries, based upon the fair market value of the common stock at the time of the award. The Stock Award Plan authorizes the Company’s Board of Directors to determine the vesting period and the circumstances under which the awards may be forfeited. In October 2016, the Company’s Board of Directors adopted the current supplemental plan, the 2016 Stock Award Plan. This plan permits awards of up to 200,000 shares of Class A Common Stock for a period of up to five years until its termination in October 2021.

During fiscal year 2018, EEI issued a total of 11,531 Class A shares under the 2016 Stock Award Plan, valued at $0.1 million, to five directors as a portion of their annual compensation. These shares will vest upon expiration of certain restrictions regarding transfer of the shares that expire in April 2019.

During fiscal years 2017 and 2016, EEI issued a combined total of 11,952 Class A shares, valued at $0.1 million under the Stock Award Plan to certain directors as a portion of their annual compensation. These shares were fully vested as of July 31, 2018.

16.	Shareholders’ Equity

Class A and Class B Common Stock

The relative rights, preferences and limitations of the Company’s Class A and Class B Common Stock are summarized as follows: Holders of Class A shares are entitled to elect 25% of the Board of Directors so long as the number of outstanding Class A shares is at least 10% of the combined total number of outstanding Class A and Class B common shares. Holders of Class A common shares have one-tenth the voting power of Class B common shares with respect to most other matters.

In addition, Class A shares are eligible to receive dividends in excess of (and not less than) those paid to holders of Class B shares. Holders of Class B shares have the option to convert at any time, each share of Class B Common Stock into one share of Class A Common Stock. Upon sale or transfer, shares of Class B Common Stock will automatically convert into an equal number of shares of Class A Common Stock, except that sales or transfers of Class B Common Stock to an existing holder of Class B Common Stock or to an immediate family member will not cause such shares to automatically convert into Class A Common Stock.

Restrictive Shareholder Agreement

Messrs. Gerhard J. Neumaier (deceased), Frank B. Silvestro, Ronald L. Frank, and Gerald A. Strobel entered into a Stockholders’ Agreement dated May 12, 1970, as amended January 24, 2011, which governs the sale of certain shares of EEI common stock (now classified as Class B Common Stock) owned by them, certain children of those individuals and any such shares subsequently transferred to their spouses and/or children outright or in trust for their benefit upon the demise of a signatory to the Agreement (“Permitted Transferees”). The Agreement provides that prior to accepting a bona fide offer to purchase some or all of their shares of Class B Common Stock governed by the Agreement, that the selling party must first allow the other signatories to the Agreement (not including any Permitted Transferee) the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

Cash Dividends

The Company declared cash dividends of $1.7 million during fiscal years 2018 and 2017, and $1.9 million during fiscal year 2016. The Company paid cash dividends of $1.7 million during fiscal years 2018 and 2017, and $2.1 million during fiscal year 2016. The Company had dividends declared but unpaid of $0.9 million as of July 31, 2018, 2017 and 2016.

Stock Repurchase Program

In August 2010, the Company’s Board of Directors approved a program for repurchase of 200,000 shares of Class A Common Stock (the “Stock Repurchase Program”). As of July 31, 2018, the Company had repurchased 122,918 shares of Class A stock, and 77,082 shares had yet to be repurchased under the Stock Repurchase Program. The Company did not acquire any Class A shares under the Stock Repurchase Program during fiscal years 2018, 2017 or 2016.

Noncontrolling Interests

During fiscal year 2018, the Company purchased one of the noncontrolling member’s interest in Lowham-Walsh Engineering & Environment Services, LLC (“Lowham”) for less than $0.1 million, increasing its ownership interest in the subsidiary from 80.56% to 87.88%. The Company did not purchase additional shares of any of its majority owned subsidiaries during fiscal years 2017 or 2016.

In November 2018, the Company purchased all remaining noncontrolling interests in Lowham for less than $0.1 million, thereby increasing its ownership interest in Lowham to 100%.

Accumulated Other Comprehensive Loss

The components of accumulated other comprehensive loss are summarized in the following table.

	July 31,
	2018	2017 (Restated)
	(in thousands)
Unrealized net foreign currency translation losses	$(1,880)	$(1,810)
Unrealized net investment (losses) gains on available for sale investments	(5)	15
Total accumulated other comprehensive loss	$(1,885)	$(1,795)
17.	Operating Lease Commitments

The Company rents certain office facilities and equipment under non-cancelable operating leases and certain other facilities for servicing project sites over the term of the related long-term government contracts. Lease agreements may contain step rent provisions and/or free rent concessions. Lease payments based on a price index result in rent expense recognized on a straight line or substantially equivalent basis and are included in the calculation of minimum lease payments. Gross rental expense associated with lease commitments was $3.2 million, $3.3 million (restated) and $3.4 million (restated) in fiscal years 2018, 2017 and 2016, respectively.

Future minimum rental commitments under operating leases as of July 31, 2018 are summarized in the following table.

Fiscal Year Ending July 31,	Amount
(in thousands)
2019	$2,546
2020	1,954
2021	1,596
2022	1,185
2023	870
Thereafter	524
Total	$8,675
18.	Defined Contribution Plans

Contributions to the EEI Defined Contribution Plan and EEI Supplemental Retirement Plan are discretionary and determined annually by its Board of Directors. The total expense under these plans was $1.3 million, $1.5 million, and $1.4 million for fiscal years 2018, 2017 and 2016, respectively.

19.	Earnings Per Share

The computation of basic and diluted EPS is included in the following table.

	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)
	(in thousands, except share and per share amounts)
Net (loss) income attributable to Ecology and Environment Inc.	$(308)	$2,823	$741
Less: Dividend declared	1,724	1,719	1,895
Undistributed earnings (distributions in excess of earnings)	$(2,032)	$1,104	$(1,154)

Weighted-average common shares outstanding - basic and diluted	4,304,574	4,294,501	4,289,993

Distributed earnings per share	$0.40	$0.40	$0.44
Undistributed earnings (distributions in excess of earnings) per share	(0.47)	0.26	(0.27)
Total (loss) earnings per share	$(0.07)	$0.66	$0.17

20.	Segment Reporting

Management generally assesses operating performance and makes strategic decisions based on the geographic regions in which the Company does business. The Company reports separate operating segment information for its U.S. and South American operations. Gross revenue, net income (loss) attributable to EEI and total assets by operating segment are summarized in the following tables.

	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)
	(in thousands)
Gross revenue:
U.S. operations	$71,882	$80,659	$82,794
South American operations	18,802	15,424	15,454
Consolidated gross revenue	$90,684	$96,083	$98,248

Gross revenue from U.S. federal government contracts were $15.8 million, $21.9 million and $25.3 million for fiscal years 2018, 2017 and 2016, respectively.

	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)
	(in thousands)
Net (loss) income attributable to EEI:
U.S. operations(a)	$(651)	$3,688	$2,473
South American operations(b)	343	(865)	(1,732)
Consolidated net (loss) income attributable to EEI	$(308)	$2,823	$741
(a)	Includes depreciation and amortization expense of $0.8 million, $0.8 million and $0.9 million for fiscal years 2018, 2017 and 2016, respectively.
(b)	Includes depreciation and amortization expense of $0.3 million, $0.2 million and $0.1 million for fiscal years 2018, 2017 and 2016, respectively.
	July 31,
	2018	2017 (Restated)
	(in thousands)
Total Assets:
U.S. operations	$43,823	$48,011
South American operations	9,006	9,906
Consolidated total assets	$52,829	$57,917
21.	Commitments and Contingencies

Legal Proceedings

From time to time, the Company is a named defendant in legal actions arising out of the normal course of business. The Company is not a party to any pending legal proceeding, the resolution of which the management believes will have a material adverse effect on the Company’s results of operations, financial condition or cash flows, or to any other pending legal proceedings other than ordinary, routine litigation incidental to its business. The Company maintains liability insurance against risks arising out of the normal course of business.

On February 4, 2011, the Chico Mendes Institute of Biodiversity Conservation of Brazil (the “Institute”) issued a Notice of Infraction to ecology and environment do brasil Ltda. (“E&E Brazil”), a majority-owned consolidated subsidiary of EEI. The Notice of Infraction concerned the taking and collecting of wild animal specimens without authorization by the competent authority and imposed a fine of approximately 0.5 million Reais against E&E Brazil. The Institute also filed Notices of Infraction against four employees of E&E Brazil alleging the same claims and imposed fines against those individuals that, in the aggregate, were equal to the fine imposed against E&E Brazil. No claim has been made against EEI.

E&E Brazil has filed court claims appealing the administrative decisions of the Institute for E&E Brazil’s employees that: (a) deny the jurisdiction of the Institute; (b) state that the Notice of Infraction is constitutionally vague; and (c) affirmatively state that E&E Brazil had obtained the necessary permits for the surveys and collections of specimens under applicable Brazilian regulations and that the protected conservation area is not clearly marked to show its boundaries. The claim of violations against one of the four employees was dismissed. The remaining three employees have fines assessed against them that are being appealed through the federal courts. Violations against E&E Brazil are pending agency determination. At July 31, 2018, the Company recorded a reserve of approximately $0.4 million in other accrued liabilities related to these claims.

22.	Related Party Transactions

Assets, liabilities and expenses associated with related party transactions are summarized in the following tables.

	July 31,
	2018	2017 (Restated)
	(in thousands)
Related party assets:
Loans to minority shareholders of E&E Brazil	$276	$276

Related party liabilities:
Notes payable	$—	$85
Accounts payable	22	56
Total related party liabilities	$22	$141
	Fiscal Year Ended July 31,
	2018	2017 (Restated)	2016 (Restated)
	(in thousands)
Rent expense	$234	$251	$250
Interest expense	2	7	15
Total related party expenses	$236	$258	$265

Loans to minority shareholders of E&E Brazil consist of loans to senior managers of E&E Brazil, which were used to acquire noncontrolling financial interests in E&E Brazil. These loans are classified as long-term and are included in other assets on the consolidated balance sheets. Notes payable and interest expense relate to prior year acquisitions of minority interests of a U.S. subsidiary. Accounts payable and rent expense relate to obligations for rental of office space owned by employees of South American subsidiaries, which are also minority shareholders of the subsidiaries.

23.	Subsequent Events

Staff Reduction Programs

In December 2018, the Company began to notify affected employees of a voluntary retirement program. In February 2019, the Company began to notify affected employees of an involuntary separation program. These programs (collectively, the “Staff Reduction Programs”) are being implemented in connection with a corporate restructuring plan. Company management anticipates that the combined effect of the Staff Reduction Programs and other expense reduction initiatives will result in annual pre-tax cost savings of greater than $6.0 million. These activities are expected to result in pre-tax charges and cash expenditures of approximately $1.0 million during the second half of fiscal year ending July 31, 2019, consisting primarily of employee severance and termination benefits. The Company expects these initiatives to be completed by July 31, 2019.

Sale of Majority Owned Subsidiary

In February 2019, the Company consummated the sale of its majority interest in a consolidated subsidiary located in Ecuador. The cash proceeds and loss from the sale to noncontrolling shareholders, both recorded in February 2019, were less than $0.1 million and $0.1 million, respectively. The sold subsidiary did not represent a material portion of the Company’s consolidated assets, shareholders’ equity, gross revenue or net income attributable to EEI for any previously reported period, and management does not expect that the sale of this subsidiary will have a material impact on the Company’s results of operations, financial position or cash flows for future reporting periods.

Item 9. Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

None to report.

Item 9A. Controls and Procedures

Disclosure Controls and Procedures

Disclosure controls and procedures are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information we are required to disclose in the reports that we file or submit under the Exchange Act is accumulated and communicated to our management as appropriate to allow timely decisions regarding required disclosure.

As of the end of the period covered by this report, our management, with the participation of our Acting Principal Executive Officer and Acting Chief Financial Officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures pursuant to Rule 13a-15 promulgated under the Exchange Act. As a consequence of the material weaknesses discussed below, our Acting Principal Executive Officer and Acting Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were not effective at July 31, 2018.

Notwithstanding the material weaknesses discussed below, our management, including our Acting Principal Executive Officer and Acting Chief Financial Officer, has concluded that the consolidated financial statements included in this annual report on form 10-K present fairly, in all material aspects, our financial position as at the end of, and the results of operations and cash flows for, the periods presented in conformity with accounting principles generally accepted in the United States.

Management’s Annual Report on Internal Control over Financial Reporting

Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of consolidated financial statements for external purposes in accordance with U.S. GAAP and includes those policies and procedures that:

•	pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and dispositions of our assets;
•	provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP and that our receipts and expenditures are being made only in accordance with authorizations; and
•	provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our consolidated financial statements.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Exchange Act Rule 13a-15(f). Under the supervision and with the participation with our management, including our Acting Principal Executive Officer and Acting Chief Financial Officer, we assessed the effectiveness of our internal control over financial reporting as of the end of the period covered by this report based on the framework in “Internal Control—Integrated Framework (2013)” issued by the Committee of Sponsoring Organizations of the Treadway Commission.

Management concluded that the Company’s internal control over financial reporting was not effective as of July 31, 2018 because of material weaknesses in the Company’s internal control over financial reporting as described below. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected on a timely basis. The material weaknesses arise from deficiencies relating to:

•	determining the appropriate application of accounting standards when assessing whether the Company’s investments in subsidiaries should be consolidated or accounted for under the equity method of accounting;
•	ascertaining and disclosing the appropriate accounting policies, including the effects of non-standard provisions, for revenue recognition related to the Company’s fixed-price service contracts;
•	establishing appropriate cutoff procedures for appropriate revenue and expense recognition.

As described in Note 2 of the Consolidated Financial Statements included in Item 8 of this Annual Report, management determined that an error in accounting for EEI’s investment in GAC resulted in a material misstatement of the Company’s consolidated financial statements reported prior to July 31, 2018. Management identified deficiencies related to determining the appropriate application of accounting when assessing whether the Company’s investments in subsidiaries should be consolidated or accounted for under the equity method of accounting. Specifically, the deficiencies relate to its process to review all factors necessary to assess its influence and control over the operations of its subsidiaries, and to assess the proper accounting for its investments in subsidiaries. The financial statements for the fiscal years ended July 31, 2017 and 2016 have been restated to correct this error.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. Accordingly, even effective internal control over financial reporting can only provide reasonable assurance of achieving their control objectives.

Changes in Internal Control Over Financial Reporting

Other than the material weaknesses previously described and changes to controls and procedures to address material weaknesses identified as of July 31, 2017, no changes in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) occurred during fiscal year 2018 that materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

During fiscal year 2018 the Company remediated previously reported material weakness as of July 31, 2017 relating to accounting for income taxes, review controls related to its goodwill assessment model and its financial statement consolidation process.

Remediation of Material Weaknesses

With input from the Audit Committee, management developed, and is in the process of implementing, a remediation plan to address the material weaknesses as of July 31, 2018 noted above. Specifically, the following controls and procedures will be established or strengthened to address the material weaknesses:

•	We will assess our current accounting staff and identify the need to train existing staff resources regarding technical accounting topics and related disclosure requirements that are pertinent to the Company’s operations, including those relating to consolidation, equity method and revenue recognition standards. We will also consider adding new staff resources and/or engaging third-party advisors that have adequate expertise and experience with pertinent U.S. GAAP requirements.
•	We will assess our policies and processes to determine controls required to appropriately address technical accounting topics and establish cutoff for recognition of revenues and expenses. Once determined, we will implement any needed enhancements and/or additional procedures and controls.
•	The design and execution of any new or enhanced controls noted above will be periodically tested by the Company’s Internal Auditor.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting.

By:	/s/ Marshall A. Heinberg	By:	/s/ Peter F. Sorci
	Marshall A. Heinberg		Peter F. Sorci
	Acting Principal Executive Officer		Acting Chief Financial Officer

Item 9B. Other Information

None.

PART III

Item 10. Directors and Executive Officers of the Registrant

The names, ages and positions of the executive officers and Directors of the Company are included in the following table.

Name	Age	Position
Marshall A. Heinberg	62	Chairman of the Board, Director and Executive Chairman
Ronald L. Frank	80	Executive Vice President, Secretary, and Director
Frank B. Silvestro	82	Director
Michael C. Gross	59	Director
Justin C. Jacobs	44	Director
Michael El-Hillow	67	Director
Stephanie W. Abramson	74	Director (until May 2019)
Gerard A. Gallagher III	62	President and Chief Executive Officer (until December 2018)
Fred J. McKosky	65	Senior Vice President, Technical Operations Director
Todd M. Musterait	47	President of United States Operations
JoAnn Shea	54	Chief Administrative Officer
Peter F. Sorci	59	Acting Chief Financial Officer
Cheryl A. Karpowicz	68	Senior Vice President (until March 2019)

Each Director is elected to hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified. Executive officers are elected annually and serve at the discretion of the Board of Directors. Specific experience, qualifications, attributes and skills for each Director and executive officer follow.

In September 2018, the Board of Directors appointed Mr. Heinberg, as Executive Chairman, a provisional office presiding over the principal officers of the Corporation responsible for the performance of the Company’s global business in accordance with the Board of Directors’ strategic initiatives. In furtherance of these initiatives, the Board of Directors also promoted Mr. Musterait, as President of United States Operations to provide focused leadership, development and management of the Company’s domestic operations.

In December 2018, the Company announced that Mr. Gallagher, who had served as the Company’s Chief Executive Officer (“CEO”) since 2015, left the Company. Mr. Gallagher’s responsibilities for oversight of international operations were assigned to Mr. McKosky, and the remainder of Mr. Gallagher’s duties were assumed by the newly formed Operations Committee, which consists of Mr. Heinberg, Mr. Musterait and Ms. Shea.

Mr. Marshall A. Heinberg was elected as a Director in April 2017. He was appointed Chairman of the Board of Directors and Chairman of the Governance, Nominating and Compensation Committee in June 2017. On September 18, 2018, the Board of Directors appointed Mr. Heinberg as Executive Chairman, a provisional office presiding over the principal officers of the Company responsible for the performance of the Company’s global business in accordance with the Board of Directors’ strategic initiatives. Mr. Heinberg began his investment banking career in 1987 in the Corporate Finance Division of Oppenheimer & Co., Inc., which was acquired by Canadian Imperial Bank of Commerce (“CIBC”) in 1997. Mr. Heinberg served as Head of the Investment Banking Department and as a Senior Managing Director of Oppenheimer & Co. Inc. from 2008 until July 2012, and as the Head of U.S. Investment Banking at CIBC World Markets from 2001 until 2008. Mr. Heinberg is the founder and Managing Director of MAH Associates, LLC, which provides strategic advisory and consulting services, a director of Universal Biosensors, a director of Galmed Pharmaceuticals, and serves as a Senior Advisor to Burford Capital. Mr. Heinberg has a B.S. in Economics from the Wharton School at the University of Pennsylvania and a J.D. from Fordham Law School. During his career, he has worked on several financing and merger and acquisition transactions with many leading environmental engineering and consulting firms. His experience managing a professional services business and in various investment banking, capital markets and advisory roles provide valuable experience and perspective to the Board of Directors.

Mr. Ronald L. Frank is a co-founder of the Company and has served at various times as Secretary, Treasurer, Vice President of Finance, Executive Vice President and a Director since its inception in 1970. He currently serves as Executive Vice President on a part-time basis. He also continues to serve as a Director of the Company, as Corporation Secretary, and as Chairman of the Pension Review Committee. Mr. Frank has a B.S. in Engineering and a M.A. in Physics. With over forty years of work experience in managing the Company and knowledge of its markets and customers, Mr. Frank is uniquely qualified to serve as Director.

Mr. Frank B. Silvestro is a co-founder of the Company and served as a Vice President and Director since its inception in 1970. In 1986, he became Executive Vice President. In 2013, he was appointed Chairman of the Board of Directors. He also serves on the Pension Review Committee. Mr. Silvestro retired from his positions as Executive Vice President and Chairman of the Board of Directors effective January 1, 2017. He continues to serve as a Director of the Company and as a contracted consultant to the Company. Mr. Silvestro has a B.A. in Physics and an M.A. in Biophysics. With over forty years of work experience in managing the Company and knowledge of its markets and customers, Mr. Silvestro is uniquely qualified to serve as Director.

Mr. Michael C. Gross has been a Director of the Company since 2010, and currently serves on the Audit Committee, Governance, Nominating and Compensation Committee and Pension Review Committee. Mr. Gross was employed by the Audit Division of the New York State Department of Taxation and Finance for 32 years until his retirement in March 2016. He has a B.S. in Accounting and was a licensed property and casualty insurance broker from 2003 until 2016. Mr. Gross’ accounting and insurance experience provide valuable experience and perspective to the Board of Directors.

Mr. Justin C. Jacobs was elected as a Director in April 2017 and currently serves on the Audit Committee and the Governance, Nominating and Compensation Committee. Mr. Jacobs is a Management Committee Director of Mill Road Capital II, L.P., an investment firm focused on investments in small, publicly traded companies, where he has worked since 2005. From 1999 to 2004, Mr. Jacobs held various operational positions in numerous portfolio companies at LiveWire Capital, an investment and management group focused on control, operationally-intensive buyouts of small companies. Mr. Jacobs was an investment professional in the private equity group of The Blackstone Group from 1996 to 1999. Mr. Jacobs holds a B.S. from the McIntire School of Commerce at the University of Virginia. His experience in various investment banking, capital markets and advisory roles provide valuable experience and perspective to the Board of Directors.

Mr. Michael El-Hillow was elected as a Director in April 2017 and was appointed Chairman of the Audit Committee in June 2017. Mr. El-Hillow served as Chief Financial Officer of Lignetics, Inc., a manufacturer of heating wood pellets, from March 2018 until April 2019. He served as Chief Financial Officer of National Technical Systems, Inc., an engineering services company, from 2012 until 2017. Mr. El-Hillow, a certified public accountant, has over two decades of experience serving as a Chief Financial Officer of public companies, including in technology and engineering environments. He also has sixteen years’ experience working for Ernst & Young in numerous roles, including Audit Partner. Mr. El-Hillow holds a B.S. in Accounting from the University of Massachusetts and an MBA from Babson College. His experience in various senior auditing, accounting and finance roles provides valuable financial expertise and perspective to the Board of Directors.

Ms. Stephanie W. Abramson served as a Director from April 2018 until her death in May 2019, and served on the Audit Committee during her tenure as a Director. Prior to her passing, Ms. Abramson directed the Business Law Transactions Clinic (from 2010 through May 2019) and Law and Business Experiential Classes (from 2013 through May 2019) at the NYU School of Law. From May 2011 through May 2013, Ms. Abramson served as Dean of Graduate Professional and Executive Education Programs for NYU Shanghai. She was a director of National Financial Partners Corp. from 2003 until July 2013. From July 2005 to July 2008, she was an Executive Vice President, General Counsel and Secretary of DoubleClick Inc. and its Chief Privacy Officer. Ms. Abramson graduated with honors from Harvard University and from New York University School of Law. Her experience as outside and general counsel to financial institutions and publicly traded companies and as a director of a public company provided valuable experience and perspective to the Board.

Mr. Gerard A. Gallagher III served as CEO from 2015 until his departure from the Company in December 2018. He also served as President of the Company since 2014, and previously served as Senior Vice President of Environmental Sustainability, Vice President and Regional Manager for the Company’s Southern U.S. operations. At the time of his departure, Mr. Gallagher had been employed by the Company for 36 years. Mr. Gallagher had a B.A. in Physical Geography.

Mr. Fred J. McKosky was named Technical Operations Director in November 2018. Mr. McKosky previously served as the Chief Operating Officer from 2014 until November 2018. He has been employed by the Company for 40 years, and previously served as Senior Vice President of Corporate Operations. Mr. McKosky has an M.S. in Environmental Engineering and a B.S. in Environmental Science, and is a registered Professional Engineer in the State of New York.

Mr. Todd M. Musterait was named President of United States Operations in September 2018. Prior to that, Mr. Musterait served as Senior Vice President of Corporate Development from September 2017 to September 2018. Prior to joining the Company, he served as Vice President and Director of Environment for WSP Global Inc. from 2014 to 2017; Program Manager for HDR from 2013 to 2014; and Director for Rich Products Corporation related to environmental matters from 2010 to 2013. With 25 years of experience and over a year as an officer of the Company, Mr. Musterait has led U.S. environmental business lines and served on various leadership teams for global integrated consulting environmental and engineering firms. Mr. Musterait holds a Masters of Engineering, Civil Engineering, from Clarkson University and a B.S. in Civil Engineering from the University of New Hampshire.

Ms. JoAnn Shea joined the Company as Chief Administrative Officer in August 2018. Ms. Shea is a certified public accountant in the State of Colorado and she most recently served as Vice President of Finance at CH2M HILL, where she worked for 20 years until December 2017. During her tenure at CH2M HILL, she served as Acting Chief Financial Officer twice and Chief Accounting Officer for over 15 years.

Mr. Peter F. Sorci was appointed Acting Chief Financial Officer in April 2018. Mr. Sorci had been the Company’s Corporate Controller since 2013. During his career, Mr. Sorci has gained extensive experience in management of various finance and accounting functions, including: Senior Audit Manager for HSBC Bank USA, N.A., a financial institution located in Buffalo, New York from 2011 to 2013; Director of External Reporting for MX Energy Holdings Inc., a retail energy company located in Stamford, Connecticut from 2007 to 2011; and Senior Manager of SEC Reporting for HSBC Bank USA, N.A. from 2005 to 2007. Mr. Sorci also has previous experience as a Controller and in other senior finance roles.

Ms. Cheryl A. Karpowicz was a Senior Vice President from 2011 until her departure from the Company in March 2019. She was named Senior Vice President of Business Development in 2014. At the time of her departure, Ms. Karpowicz had been employed by the Company for 40 years and previously led its energy services area. She had a B.A. in Interdepartmental Studies and is a Certified Planner and member of the American Institute of Certified Planners.

Code of Ethics

The Company has a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer, as well as all other employees, directors, officers, subsidiaries, affiliates, consultants, representatives and agents of the Company. The code of ethics, which the Company calls its Code of Conduct, was last revised and approved by the Board of Directors on June 1, 2017, and is posted on the Company’s website at www.ene.com. If the Company makes any substantive amendments to, or grants a waiver (including an implicit waiver) from, a provision of its code of ethics that applies to its principal executive officer, principal financial officer or principal accounting officer, and that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver in a current report on Form 8-K.

Board of Directors Leadership, Structure and Risk Oversight

The Board of Directors operates under the leadership of its Chairman. The Board of Directors may appoint a Director as Executive Chairman as an interim position presiding over the Executive Officers responsible for the performance of the Corporation’s business, as dictated by the overall strategy agreed by EEI’s Board of Directors. EEI believes the current leadership structure provides the appropriate balance of oversight, independence, administration and hands-on involvement in activities of the Board of Directors that are required for the efficient conduct of corporate governance activities.

The Board of Directors has a standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act and the requirements of Nasdaq. Messrs. El-Hillow and Gross and Ms. Abramson serve as members of the Audit Committee. The Board of Directors has designated Mr. El-Hillow as the audit committee financial expert serving on its Audit Committee and as Chairman of the Audit Committee. Messrs. El-Hillow and Gross and Ms. Abramson are each independent, as that term is used in Item 407(a) (as to Messrs. El-Hillow and Gross and Ms. Abramson) and Item 407(d)(5)(i)(B) (as to just Mr. El-Hillow) of Regulation S-K and Rule 5605(a)(2) of the Nasdaq listing standards.

The Board of Directors is responsible for overseeing the Company’s risk profile and management’s processes for managing risk. This oversight is conducted primarily through the Audit Committee. The Audit Committee focuses on financial risks, including those that could arise from accounting and financial reporting processes, as well as review of the overall risk function and senior management’s establishment of appropriate systems and processes for managing areas of material risk to the Company, including, but not limited to, operational, financial, legal, regulatory and strategic risks.

The Board of Directors has a standing Governance, Nominating and Compensation Committee that functions to ensure that the Board of Directors fulfills its legal, ethical and functional responsibilities through adequate corporate and Board governance. Messrs. Heinberg (Chairman), Jacobs and Gross serve on the Governance, Nominating and Compensation Committee.

The Board of Directors considers nominees for Directors recommended by shareholders. Shareholders wishing to recommend a director candidate for consideration by the Board of Directors can do so by writing to the Secretary of Ecology and Environment Inc., 368 Pleasant View Drive, Lancaster, New York, 14086. Nominations must be received not later than the close of business on the 120th day prior to the first anniversary of the previous year’s annual shareholders meeting and not earlier than the close of business on the 180th day prior to the first anniversary of the preceding year’s annual shareholders meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above. Nominations must meet the requirements of Article II, Section 4.A.1. of the Company’s Re-stated By-Laws dated February 25, 2016, as amended September 18, 2018 and May 28, 2019.

In evaluating candidates, the Board considers the entirety of each candidate’s credentials to ensure that the Board consists of individuals who collectively provide meaningful counsel to management. The Board does not maintain a specific diversity policy. It believes that diversity is an expansive attribute that includes differing points of view, professional experience and expertise, and education, as well as more traditional diversity concepts. The Board considers the candidates’ character, integrity, experience, understanding of strategy and policy-setting, and reputation for working well with others. If candidates are recommended by our shareholders, then such candidates will be evaluated using the same criteria. With respect to nomination of continuing directors for re-election, the individual’s past contributions to the Board are also considered.

The Board of Directors has a standing Pension Review Committee, the principal functions of which are to review changes to retirement plans necessitated by law or regulation and to determine whether retirement plans meet the compensation goals for the Company’s employees as established by the Board of Directors. Messrs. Frank (Chairman), Silvestro and Gross serve on the Pension Review Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires the Company’s Executive Officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive Officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s Executive Officers and Directors, the Company believes that during the fiscal year ended July 31, 2018 all Section 16(a) filing requirements applicable to its Executive Officers, Directors and greater than ten percent (10%) beneficial owners were complied with by such persons.

Item 11. Executive Compensation

The Company’s Board of Directors has a Governance, Nominating and Compensation Committee, which among other matters, is responsible for providing oversight, and recommendations to the entire Board, regarding executive compensation and equity plans and programs to ensure that its officers and senior staff are compensated in a manner that is consistent with its competitively based annual and long-term performance goals.

The Board of Directors as a whole is responsible for establishing and approving our policies governing the compensation of our executive officers. The Company provides what it believes is a competitive total compensation package to our executive team through a combination of base salary, cash bonuses, equity plan awards and other broad-based benefit programs. Our compensation philosophy, policies, and practices with respect to all of the Company’s officers, including the CEO and our three most highly compensated officers as of July 31, 2018, is described below.

Objectives and Philosophy of Our Executive Compensation Program

Our primary objectives with respect to executive compensation are to:

•	attract, retain, and motivate talented executives by offering executive compensation that is competitive with our peer group;
•	promote the achievement of key financial and strategic performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and, in some cases, individual performance goals; and
•	align the incentives of our executives with the creation of value for our shareholders.

We compete with many other companies for executive personnel. Accordingly, our Board of Directors will generally target overall compensation for executives to be competitive with that of the Company’s peer group. Variations to this targeted compensation may occur depending on the experience level of the individual and market factors, such as the demand for executives with similar skills and experience.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;
•	cash incentive bonuses;
•	equity incentive awards;
•	severance benefits upon termination without cause; and
•	insurance and other employee benefits and compensation.

We do not have a specific policy or target for allocating compensation between short-term and long-term compensation or between cash and non-cash compensation. Salaries and bonuses of executive officers are reviewed and approved annually by the Board of Directors based primarily upon:

•	financial and operational performance of the Company as a whole, as evaluated against annual operating goals established by the Board of Directors;
•	individual performance of the executive, as evaluated against individual goals and objectives established by the Board of Directors;
•	performance of the executive management team as a whole, as evaluated against corporate goals and objectives established by the Board of Directors; and
•	informal benchmarking data, including comparison of our executive compensation to other peer companies.

Bonuses of executive officers may be in the form of cash, awards of Class A Common Stock, or a combination of both. The allocation between cash and non-cash compensation of executive officers is considered annually on a discretionary basis by the Board of Directors.

The following table provides a summary of the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended July 31, 2018 and 2017 of those persons who were at July 31, 2018: (i) the Company’s CEO and President; and (ii) the two other most highly compensated executive officers employed at July 31, 2018 with annual salary and bonus for the fiscal year ended July 31, 2018 in excess of $100,000. In this Annual Report, the three persons named in the table below are referred to as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation(2)	Total
Gerard A. Gallagher III CEO and President	2018	$324,000	—	—	—	—	—	$11,165	$335,165
	2017	$324,000	$70,000	—	—	—	—	$10,930	$404,930

Ronald L. Frank Executive Vice President and Director	2018	$213,960	—	—	—	—	—	$8,631	$222,591
	2017	$213,960	—	—	—	—	—	$8,822	$222,782

Fred J. McKosky Senior Vice President and Technical Operations Director	2018	$220,150	—	—	—	—	—	$9,127	$229,277
	2017	$220,139	$55,000	—	—	—	—	$9,096	$284,235
(1)	Amounts earned for bonus compensation are determined at the discretion of the Board of Directors.
(2)	Represents group term life insurance premiums and contributions made by the Company to its Defined Contribution Plan on behalf of the Named Executives.

Compensation Pursuant to Plans

Defined Contribution Plan

The Company maintains a Defined Contribution Plan (“the DC Plan”) which is qualified under the Internal Revenue Code of 1986, as amended (“the Internal Revenue Code”) pursuant to which the Company contributes an amount not in excess of 15% of the aggregate compensation of all employees who participate in the DC Plan. All employees, including the Named Executives, are eligible to participate in the DC Plan, provided that they have attained age 21 and completed one year of employment with at least 1,000 hours of service. The amounts contributed to the DC Plan by the Company are allocated to participants based on a ratio of each participant’s points to total points of all participants determined as follows: one point per $1,000 of compensation plus two points per year of service completed prior to August 1, 1979, and one point for each year of service completed after August 1, 1979.

Stock Award Plan

EEI adopted the 1998 Stock Award Plan effective March 16, 1998. This plan, together with supplemental plans that were subsequently adopted by the Company’s Board of Directors, is referred to as the “Stock Award Plan.” The Stock Award Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code. Under the Stock Award Plan, Directors, officers and other key employees of EEI or any of its subsidiaries may be awarded Class A Common Stock as a bonus for services rendered to the Company or its subsidiaries, based upon the fair market value of the common stock at the time of the award. The Stock Award Plan authorizes the Company’s Board of Directors to determine the vesting period and the circumstances under which the awards may be forfeited.

In October 2016, the Company’s Board of Directors adopted the current supplemental plan, the 2016 Stock Award Plan. This plan permits awards of up to 200,000 shares of Class A Common Stock until its termination in October 2021.

Outstanding Equity Awards

As of July 31, 2018, the Company has issued 19,033 shares of Class A Common Stock under the 2016 Stock Award Plan, including 7,502 shares that are fully vested and 11,531 shares that will vest upon expiration of certain restrictions regarding transfer of the shares in April 2019.

Director Compensation

Compensation earned by each employee and non-employee director for his or her services during fiscal year 2018 is summarized in the following table.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation Earnings	Nonqualified Deferred Compensation Earnings	All Other Compensation(2)	Total
Marshall A. Heinberg	$55,555	$50,000	—	—	—	—	$105,555
Frank B. Silvestro	$50,000	—	—	—	—	$50,000	$100,000
Ronald L. Frank	—	—	—	—	—	—	—
Gerald A. Strobel(3)	$36,125	—	—	—	—	$29,167	$65,292
Michael C. Gross	$30,000	$20,000	—	—	—	—	$50,000
Michael El-Hillow	$33,843	$24,000	—	—	—	—	$57,843
Justin C. Jacobs	$30,000	$20,000	—	—	—	—	$50,000
Stephanie W. Abramson(3)	$8,325	$20,000	—	—	—	—	$28,325
(1)	In May 2018, the Company issued 4,303 shares of Class A Common Stock to Mr. Heinberg, 2,065 Shares of Class A Common Stock to Mr. El-Hillow, and 1,721 shares of Class A Common Stock to Mr. Gross, Mr. Jacobs, and Ms. Abramson. These shares will vest upon expiration of certain restrictions regarding transfer of the shares that expire in April 2019.
(2)	Represents compensation paid under a consulting arrangement.
(3)	Mr. Strobel’s tenure as a Director was terminated effective April 18, 2018. Ms. Abramson was elected a Director effective April 18, 2018.

As an employee Director, Mr. Frank did not receive any director compensation during fiscal year 2018. As non-employees, all other Directors in the table above received director fees during fiscal year 2018. Messrs. Strobel and Silvestro also earned consulting fees during fiscal year 2018.

In May 2018, the Board of Directors approved, retroactive to April 18, 2018, annual director compensation for the twelve months ending April 17, 2019, as follows:

•	Each non-employee director will receive a base annual director fee of $50,000;
•	Mr. Heinberg will receive additional fees of $65,000 and $10,000 for his roles as Chairman of the Board of Directors and Chairman of the Governance, Nominating and Compensation Committee, respectively.
•	Mr. El-Hillow will receive an additional fee of $10,000 for his role as Chairman of the Audit Committee;
•	Total director fees payable to Messrs. Heinberg, El-Hillow, Jacobs and Gross and Ms. Abramson are payable 60 percent in cash and 40 percent in shares of Class A Common Stock. In May 2018, the Company issued 1,721 shares of Class A Common Stock to Mr. Gross, Mr. Jacobs, and Ms. Abramson, and 4,303 shares and 2,065 shares of Class A Common Stock to Mr. Heinberg, and Mr. El-Hillow, respectively. These shares will vest upon expiration of certain restrictions regarding transfer of the shares that expire in April 2019.
•	As an employee Director, Mr. Frank will not receive any compensation for his role as Director;
•	Directors holding more than 100,000 shares of Common Stock (Class A and/or Class B) have the option to decline being paid 40 percent of their director compensation in Common Stock and can choose to take their compensation completely in cash. Mr. Silvestro elected to take his director compensation completely in cash;
•	Mr. Heinberg will also be included in the Company’s health care program.

In October 2018, the Board of Directors approved an additional fee of $75,000 to be paid to Mr. Heinberg for his newly appointed role as Executive Chairman of the Company, to be paid ratably over a 12 month period beginning in September 2018. Similar to other fees paid to non-employee directors, this additional fee is payable 60 percent in cash and 40 percent in shares of Class A Common Stock. Mr. Heinberg will only be paid this additional compensation for those months that he actually serves as Executive Chairman. In October 2018, the Board of Directors also approved a cash bonus of $65,000 to be paid immediately to Mr. Heinberg.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholders Matters

The number of outstanding shares of Class A Common Stock and Class B Common Stock of the Company beneficially owned by each person known by the Company to be the beneficial owner of more than 5 percent of the then outstanding shares of Common Stock as of March 31, 2019 are summarized in the following table.

	Class A Common Stock		Class B Common Stock
Name and Address(1)	Nature and Amount of Beneficial Ownership(2)(3)	Percent of Class as Adjusted(3)	Nature and Amount of Beneficial Ownership(2)(3)	Percent Of Class
Frank B. Silvestro*	297,052	8.8%	292,052	23.8%
Ronald L. Frank*	233,602	7.1%	196,291	16.0%
Gerald A. Strobel(4)	219,604	6.6%	219,604	17.9%
Gerhard J. Neumaier Testamentary Trust U/A Fourth	97,039	3.0%	97,039	7.9%
Kirsten Shelly	115,558	3.6%	115,558	9.4%
Edward W. Wedbush(5)	188,039	6.1%	—	—
Mill Road Capital II, L.P.(6)(7)	466,389	15.1%	—	—
North Star Investment Management Corporation(8)	285,855	9.3%	—	—
Harbert Discovery Fund, LP(9)	278,009	9.0%	—	—
*	See Footnotes in the Security Ownership of Management table below.
(1)	The address for Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel is c/o Ecology and Environment Inc., 368 Pleasant View Drive, Lancaster, New York 14086, unless otherwise indicated. The address for the Gerhard J. Neumaier Testamentary Trust U/A Fourth is 248 Mill Road, East Aurora, New York 14052. The address for Kirsten Shelly is 12 Running Brook Drive, Lancaster, New York 14086. The address for Edward W. Wedbush is P.O. Box 30014, Los Angeles, CA 90030-0014. The address for Mill Road Capital II, L.P. is 382 Greenwich Avenue, Suite One, Greenwich, CT 06830. The address for North Star Investment Management Corporation is 20 N. Wacker Drive, Suite 1416, Chicago, Illinois 60606. The address for Harbert Discovery Fund, LP is 2100 Third Avenue North, Suite 600, Birmingham, AL 35203.
(2)	Each named individual or corporation is deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.
(3)	There are 3,088,865 shares of Class A Common Stock issued and outstanding and 1,226,270 shares of Class B Common Stock issued and outstanding as of March 31, 2019. For each named individual, the percentage in the “Class A Common Stock — Percent of Class as Adjusted” column is based upon the total shares of Class A Common Stock outstanding, plus shares of Class B Common Stock that may be converted at any time by that holder to Class A Common Stock on a per person basis. The shares of Class B Common Stock assumed to be converted to Class A Common Stock for any named individual are not included in the calculation of the percentage of Class A Common Stock beneficially owned by any other named individual.
(4)	Includes 704 shares of Class B Common Stock held in equal amounts by Mr. Strobel as custodian for two of his children, as to which he disclaims beneficial ownership. Does not include any shares of Class B Common Stock held by a trust created by one of his children for which Mr. Strobel serves as Trustee. Subject to the terms of the Restrictive Agreement. See “Security Ownership of Certain Beneficial Owners-Restrictive Agreement.”
(5)	Includes shares owned by subsidiaries and affiliates of Edward W. Wedbush based upon a Schedule 13-G filed on February 15, 2013.
(6)	Includes shares owned by subsidiaries and affiliates of Mill Road Capital II, L.P. (“MRC”) based upon a Form 4 filed on May 18, 2018. The shares reported are directly held by MRC; see also Footnote (7) below. Mill Road Capital II GP LLC (the “GP”) is the sole general partner of MRC and has sole authority to vote (or direct the vote of), and to dispose (or direct the disposal) of, these shares on behalf of MRC. Both Messrs. Thomas E. Lynch and Scott Scharfman are management committee directors of the GP and have shared authority to vote (or direct the vote of), and to dispose (or direct the disposal of), these shares on behalf of the GP. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on May 18, 2018 disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein, if any.
(7)	Includes MRC’s acquisition of an indirect pecuniary interest in 1,721 shares of restricted stock granted by the Company to Mr. Justin Jacobs in accordance with Rule 16b-3(d) as compensation for serving as a member of the Company’s board of directors. The shares of restricted stock will vest on April 18, 2019. Pursuant to a pre-existing contractual obligation, Mill Road Capital Management LLC, an affiliate of MRC that does not have Section 13(d) beneficial ownership of any shares of the Company, has the right to receive the economic benefit of the reported shares and, accordingly, Mr. Jacobs has no direct pecuniary interest in such shares. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on May 18, 2018 may be deemed to have an indirect pecuniary interest in the reported shares. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on May 18, 2018 disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein, if any.
(8)	Includes shares owned by North Star Investment Management Corporation based upon a Schedule 13-G filed on January 8, 2018.
(9)	Includes shares owned by Harbert Discovery Fund, LP based upon a Schedule 13-D/A filed on December 18, 2018.

Security Ownership of Management

Beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock as of March 31, 2019, by (i) each Director of the Company; (ii) the Named Executive Officers; and (iii) all Directors and officers of the Company as a group are summarized in the following table.

	Class A Common Stock		Class B Common Stock
Name(1)	Nature and Amount of Beneficial Ownership(2)(3)	Percent of Class as Adjusted(4)	Nature and Amount of Beneficial Ownership(2)(3)	Percent of Class
Frank B. Silvestro(7)	297,052	8.8%	292,052	23.8%
Ronald L. Frank(5)(7)	233,602	7.1%	196,291	16.0%
Marshall A. Heinberg	6,857	*	—	—
Michael C. Gross(6)	29,835	1.0%	23,449	1.9%
Justin C. Jacobs(8)	—	—	—	—
Michael El-Hillow	3,821	*	—	—
Stephanie W. Abramson	1,721	*	—	—
Fred J. McKosky	16,515	*	—	—
Gerard A. Gallagher III	12,315	*	4,270	*
Directors and Officers as a Group (13 individuals)	619,002	17.2%	516,809	42.1%
*	Less than 1.0%
(1)	The address of each of the above shareholders is c/o Ecology and Environment Inc., 368 Pleasant View Drive, Lancaster, New York 14086.
(2)	Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power of the shares beneficially owned by them.
(3)	Each named person and all Directors and officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.
(4)	There are 3,088,865 shares of Class A Common Stock issued and outstanding and 1,226,270 shares of Class B Common Stock issued and outstanding as of March 31, 2019. For each named individual, the percentage in the “Class A Common Stock — Percent of Class as Adjusted” column is based upon the total shares of Class A Common Stock outstanding, plus shares of Class B Common Stock that may be converted at any time by that holder to Class A Common Stock on a per person basis. The shares of Class B Common Stock assumed to be converted to Class A Common Stock for any named individual are not included in the calculation of the percentage of Class A Common Stock beneficially owned by any other named individual.
(5)	Includes 8,640 shares of Class A Common Stock owned by Mr. Frank’s individual retirement account and 6,265 shares of Class A Common Stock owned by Mr. Frank’s 401(k) plan account.
(6)	Mr. Gross is one of three co-trustees of two inter vivos trusts established by his parents for their benefit that own these shares of Class B Common Stock and is a one-third contingent remainder beneficiary of both trusts’ assets, which include an aggregate total of 70,348 such shares, of which he disclaims beneficial interest in 46,899 of those shares.
(7)	Subject to the terms of the Restrictive Agreement. See “Security Ownership of Certain Beneficial Owners-Restrictive Agreement.”
(8)	Mr. Jacobs is a Management Committee Director of Mill Road Capital GP II LLC (the “GP”), the sole general partner of Mill Road Capital II L.P. (“MRC”). The GP has shared power to vote and dispose of the 463,072 shares of Class A Common Stock beneficially owned by MRC, of which 1,000 shares are held of record by MRC. Mr. Jacobs may be deemed to be a beneficial owner of the shares of Class A Common Stock beneficially owned by MRC; however, Mr. Jacobs disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

Restrictive Agreement

Messrs. Gerhard J. Neumaier (deceased), Frank B. Silvestro, Ronald L. Frank, and Gerald A. Strobel entered into a Stockholders’ Agreement dated May 12, 1970, as amended January 24, 2011, which governs the sale of certain shares of EEI common stock (now classified as Class B Common Stock) owned by them, certain children of those individuals and any such shares subsequently transferred to their spouses and/or children outright or in trust for their benefit upon the demise of a signatory to the Agreement (“Permitted Transferees”). The Agreement provides that prior to accepting a bona fide offer to purchase some or all of their shares of Class B Common Stock governed by the Agreement, that the selling party must first allow the other signatories to the Agreement (not including any Permitted Transferee) the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

Item 13. Certain Relationships and Related Transactions

Directors Marshall A. Heinberg, Michael El-Hillow, Michael C. Gross, Justin C. Jacobs and Stephanie W. Abramson are independent, as that term is used in Item 407(a) of Regulation S-K and Rule 5605(a)(2) of the Nasdaq listing standards, as described in their relevant business experiences set forth in Item 10 hereof in that none of them is an employee of the Company, nor is there any family relationship of those five individuals to the Company’s other two Directors or any Executive Officer of the Company.

Item 14. Principal Accounting Fees and Services

The Audit Committee meets with the Company’s independent registered accounting firm to approve the annual scope of accounting services to be performed, including all audit, audit-related, and non-audit services, and the related fee estimates. The Audit Committee also meets with the Company’s independent registered accounting firm on a quarterly basis, following completion of their quarterly reviews and annual audit before our earnings announcements, to review the results of their work. As appropriate, management and our independent registered accounting firm update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved. Under its charter, the Audit Committee has the authority and responsibility to review and approve, in advance, any audit and proposed permissible non-audit services to be provided to the Company by its independent registered public accounting firm.

The aggregate fees billed by Ernst & Young LLP to the Company for audit and audit-related services related to fiscal years 2018 and 2017 are summarized in the following table.

	Fiscal Year Ended July 31,
	2018	2017
	(in thousands)

Audit fees	$1,172	$445
Audit-related fees	25	24
Total	$1,197	$469

Audit Fees

Audit fees include aggregate fees billed for the audit of the annual financial statements included in this Annual Report, reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, and expenses incurred related to audit services.

Audit-Related Fees

Audit-related fees include aggregate fees billed for services rendered for indirect rate audits.

PART IV

Item 15. Exhibits, Financial Statement Schedules

(a)	1.Financial Statements
2.	Financial Statement Schedules

All schedules are omitted because they are not applicable, or the required information is shown in the consolidated financial statements or notes thereto.

3.	Exhibits
Exhibit No.	Description
3.1	Certificate of Incorporation(1)
3.2	Certificate of Amendment of Certificate of Incorporation filed on March 23, 1970(1)
3.3	Certificate of Amendment of Certificate of Incorporation filed on January 19, 1982(1)
3.4	Certificate of Amendment of Certificate of Incorporation filed on January 29, 1987(1)
3.5	Certificate of Amendment of Certificate of Incorporation filed on February 10, 1987(1)
3.6	Certificate of Change under Section 805-A of the Business Corporation Law filed August 18, 1988(2)
3.7	Re-stated By-Laws dated February 25, 2016(9)
3.8	Certificate of Amendment of Certificate of Incorporation filed on March 1, 2016(5)
4.1	Specimen Class A Common Stock Certificate(1)
4.2	Specimen Class B Common Stock Certificates(1)
10.1	Stockholders’ Agreement among Gerhard J. Neumaier, Ronald L. Frank, Frank B. Silvestro and Gerald A. Strobel dated May 12, 1970(1)
10.2	Ecology and Environment Inc. Defined Contribution Plan Agreement dated July 25, 1980 as amended on April 28, 1981 and July 21, 1983 and restated effective August 1, 1984(1)
10.3	1998 Ecology and Environment Inc. Stock Award Plan and Amendments(3)
10.4	2016 Ecology and Environment Inc. Stock Award Plan(6)
10.5	Amendment No. 1 dated January 24, 2011 to the Stockholders’ Agreement among Gerhard J. Neumaier, Ronald L. Frank, Frank B. Silvestro and Gerald A. Strobel dated May 12, 1970(4)
14.1	Code of Ethics(7)
21.1	Schedule of Subsidiaries as of July 31, 2018(8)
23.1	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP(8)
31.1	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002(8)
31.2	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002(8)

Exhibit No.	Description
32.1	Certification of Principal Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002(8)
32.2	Certification of Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002(8)

Footnotes

(1)	Filed as exhibits to the Company’s Registration Statement on Form S-1, as amended by Amendment Nos. 1 and 2, (Registration No. 33-11543), and incorporated herein by reference.
(2)	Filed as exhibits to the Company’s Form 10-K for Fiscal Year Ending July 31, 1988, and incorporated herein by reference.
(3)	Filed as exhibits to the Company’s Form 10-K for Fiscal Year Ending July 31, 2002, and incorporated herein by reference.
(4)	Filed as exhibits to the Company’s 10-K for the Fiscal Year Ending July 31, 2011, and incorporated herein by reference.
(5)	Filed as exhibits to the Company’s 10-K for the Fiscal Year Ending July 31, 2016, and incorporated herein by reference.
(6)	Filed as Annex B to the Company’s Definitive Proxy Statement (Schedule 14A) dated March 7, 2017, and incorporated herein by reference.
(7)	Filed as an exhibit to the Company’s Form 8-K dated June 1, 2017, and incorporated herein by reference.
(8)	Filed herewith.

Item 16. Form 10-K Summary

Not Applicable.

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECOLOGY AND ENVIRONMENT INC.

Dated: May 31, 2019	/s/ Marshall A. Heinberg
Marshall A. Heinberg
Acting Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Marshall A. Heinberg	Chairman of the Board, Director, Executive Chairman, and Acting Principal Executive Officer	May 31, 2019
Marshall A. Heinberg

/s/ Ronald L. Frank	Executive Vice President, Secretary and Director	May 31, 2019
Ronald L. Frank

/s/ Peter F. Sorci	Acting Chief Financial Officer and Chief Accounting Officer	May 31, 2019
Peter F. Sorci

/s/ Frank B. Silvestro	Director	May 31, 2019
Frank B. Silvestro

/s/ Michael C. Gross	Director	May 31, 2019
Michael C. Gross

/s/ Michael El-Hillow	Director	May 31, 2019
Michael El-Hillow

/s/ Justin C. Jacobs	Director	May 31, 2019
Justin C. Jacobs

SUBSIDIARIES OF ECOLOGY AND ENVIRONMENT INC.
(THE “COMPANY”) AS OF JULY 31, 2018

		Percentage of Subsidiary Capital Stock Owned by the Company
1.	Ecology & Environment Engineering, Inc. (a Colorado corporation)	100%

2.	Gestión Ambiental Consultores S.A. (a corporation formed under the laws of Chile)	55.1%

3.	ecology and environment do brasil Ltda. (a limited liability partnership formed under the laws of Brazil)	72%

4.	Walsh Environmental, LLC (a limited liability company formed under the laws of Colorado)	100%

5.	Gustavson Associates, LLC (a limited liability company formed under the laws of Colorado)	83.6%(a)

6.	Lowham-Walsh Engineering & Environment Services, LLC (a limited liability company formed under the laws of Wyoming)	100%(a)(b)

7.	Walsh Peru, S.A. Ingenieros y Cientificos Consultores (a corporation formed under the laws of Peru)	74.78%(a)

8.	Servicios Ambientales Walsh, S.A. (a corporation formed under the laws of Ecuador)	51%(a)(c)

9.	Tianjin Green Engineering Company (a limited liability company formed under the laws of the People's Republic of China)	50%

10.	Consortium of International Consultants, LLC (a limited liability company formed under the laws of Delaware)	98%

11.	E & E Consulting, Inc. (formed under the laws of British Columbia, Canada)	100%

12.	Ecology and Environment de Mexico, S.A. de C.V. (a corporation formed under the laws of Mexico)	99.998%

13.	Ecology & Environment of Saudi Arabia Co. Ltd. (a limited liability company formed under the laws of Saudi Arabia)	66 2∕3%
(a)	Listed percentage owned by Walsh Environmental, LLC. (“Walsh”)
(b)	Walsh discontinued operations of Lowham-Walsh Engineering & Environment Services, LLC effective in April 2018.
(c)	Walsh sold its investment in Servicios Ambientales Walsh, S.A. effective February 1, 2019.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-30085) pertaining to the Ecology and Environment Inc. 401(k) Plan, and
(2)	Registration Statement (Form S-8 No. 333-224010) pertaining to the Ecology and Environment Inc. 2016 Stock Award Plan;

of our report dated May 31, 2019, with respect to the consolidated financial statements of Ecology and Environment Inc. included in this Annual Report (Form 10-K) of Ecology and Environment Inc. for the year ended July 31, 2018.

/s/ Ernst & Young LLP

Buffalo, New York
May 31, 2019

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, Marshall A. Heinberg, certify that:

1.   I have reviewed this Annual Report on Form 10-K for the fiscal year ended July 31, 2018 of Ecology and Environment Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operation and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)   Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)   Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

5.   The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

ECOLOGY AND ENVIRONMENT INC.

Date: May 31, 2019	/s/ Marshall A. Heinberg
Marshall A. Heinberg
Acting Principal Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Peter F. Sorci, certify that:

1.   I have reviewed this Annual Report on Form 10-K for the fiscal year ended July 31, 2018 of Ecology and Environment Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operation and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)   Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)   Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

ECOLOGY AND ENVIRONMENT INC.

Date: May 31, 2019	/s/ Peter F. Sorci
Peter F. Sorci
Acting Chief Financial Officer (Principal Financial Officer)

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Marshall A. Heinberg, the acting principal executive officer of Ecology and Environment Inc. (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that the Form 10-K of the Company for the fiscal year ended July 31, 2018 accompanying this certification (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company. This Certification is made to comply with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

ECOLOGY AND ENVIRONMENT INC.

Date: May 31, 2019	/s/ Marshall A. Heinberg
Marshall A. Heinberg Acting Principal Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Peter F. Sorci, the acting principal financial officer of Ecology and Environment Inc. (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that the Form 10-K of the Company for the fiscal year ended July 31, 2018 accompanying this certification (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company. This Certification is made to comply with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

ECOLOGY AND ENVIRONMENT INC.

Date: May 31, 2019	/s/ Peter F. Sorci
Peter F. Sorci
Acting Chief Financial Officer (Principal Financial Officer)

Annex F

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☑   Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
For the quarterly period ended April 27, 2019

 ☐   Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
For the transition period from              to

Commission File Number 1-9065

ECOLOGY AND ENVIRONMENT INC.
(Exact name of registrant as specified in its charter)

New York	16-0971022
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

368 Pleasant View Drive
Lancaster, New York	14086
(Address of principal executive offices)	(Zip code)

(716) 684-8060
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock par value $.01 per share	EEI	Nasdaq Stock Market

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulations S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes  ☐ No ☑

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company (as defined in Exchange Act Rule 12b-2). (Check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer (Do not check if a smaller reporting company)	☐	Smaller reporting company	☑
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes  ☐ No ☑

At May 31, 2019, 3,114,400 shares of Registrant’s Class A Common Stock (par value $.01) and 1,200,735 shares of Registrant’s Class B Common Stock (par value $.01) were outstanding.

EXPLANATORY NOTE REGARDING RESTATEMENTS

As previously disclosed in the Current Report on Form 8-K filed by Ecology and Environment Inc. (“EEI” or the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 12, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) concluded that the Company’s consolidated financial statements and related reports filed with the SEC for periods ended prior to July 31, 2018 should no longer be relied upon due to errors related to accounting for EEI’s investment in Gestion Ambiental Consultores S.A. (“GAC”) since 1999. The Company had previously included GAC’s financial statements in consolidated financial statements filed with the SEC prior to July 31, 2018. In December 2018, the Company determined that, although it had a majority ownership interest in GAC, it did not have a controlling interest in GAC’s operations due to lack of continuous control over the activities of GAC’s board of directors and senior management team. As a result, the Company’s net investment in GAC should have been accounted for using the equity method of accounting.

The financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2018, as filed with the Securities and Exchange Commission on May 31, 2019, included a restated consolidated balance sheet at July 31, 2017, and restated consolidated statements of operations, comprehensive income, cash flows and shareholders’ equity for the fiscal years ended July 31, 2017 and 2016. The unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended October 27, 2018 filed on May 31, 2019 included restated unaudited condensed consolidated statements of operations, comprehensive income and cash flows for the three months ended October 28, 2017. The unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 26, 2019 filed on May 31, 2019 included restated unaudited condensed consolidated statements of operations and comprehensive income for the three and six months ended January 27, 2018 and a restated unaudited condensed consolidated statement of cash flows for the six months ended January 27, 2018. This Quarterly Report on Form 10-Q includes restated unaudited condensed consolidated statements of operations and comprehensive income for the three and nine months ended April 28, 2018 and a restated unaudited condensed consolidated statement of cash flows for the nine months ended April 28, 2018. Tables related to revenues, operating expenses and income taxes for the three and nine months ended April 28, 2018 included in Item 2 of this Quarterly Report on Form 10-Q have also been restated.

Collectively, the adjustments necessary to deconsolidate GAC’s unaudited financial statements and correctly account for the Company’s investment in GAC under the equity method of accounting are referred to as the “GAC Deconsolidation Adjustments.” In addition to the GAC Deconsolidation Adjustments, previously filed financial statements for the three and nine months ended April 28, 2018 were also adjusted to correct other errors in the financial statements and disclosures that were deemed to be immaterial on an individual basis and in the aggregate for the quarter (the “Out of Period Adjustments”). Specific impacts of the GAC Deconsolidation Adjustments and Out of Period Adjustments on various financial statement line items are summarized in Note 2 of the unaudited condensed consolidated financial statements included in Item 1 of this Quarterly Report on Form 10-Q.

Internal Controls and Disclosure Controls Considerations

In connection with control deficiencies related to the errors outlined above, and other control deficiencies identified by management, our Acting Principal Executive Officer (the “Acting PEO”) and Acting Chief Financial Officer (the “Acting CFO”) determined that there were deficiencies in our internal control over financial reporting that, in the aggregate, represented material weaknesses at July 31, 2018. Accordingly, our Acting PEO and Acting CFO have concluded that the Company’s disclosure controls and procedures and internal control over financial reporting were not effective at July 31, 2018. Refer to Part I, Item 4 of this Quarterly Report on Form 10-Q for a description of the control deficiencies identified by management and management’s plan to remediate those deficiencies.

PART I – FINANCIAL INFORMATION

Item 1.	Financial Statements

Ecology and Environment Inc.
Condensed Consolidated Balance Sheets
Unaudited
(amounts in thousands, except share data)

	April 27, 2019	July 31, 2018
Assets
Current assets:
Cash and cash equivalents	$9,646	$13,496
Investment securities available for sale	1,545	1,497
Contract receivables, net	24,769	25,615
Income tax receivable	1,560	1,230
Other current assets	1,825	1,752
Total current assets	39,345	43,590
Property, buildings and equipment, net of accumulated depreciation of $16,967 and $16,799, respectively	3,397	3,870
Deferred income taxes	831	789
Equity method investment	2,005	2,058
Other assets	2,491	2,522
Total assets	$48,069	$52,829
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$3,929	$5,635
Lines of credit	620	—
Accrued payroll costs	5,097	6,066
Current portion of long-term debt and capital lease obligations	39	54
Customer deposits	2,818	3,191
Other accrued liabilities	1,561	1,382
Total current liabilities	14,064	16,328
Income taxes payable	—	—
Deferred income taxes	—	—
Long-term debt and capital lease obligations	23	54
Commitments and contingencies (Note 13)	—	—
Shareholders’ equity:
Preferred stock, par value $.01 per share (2,000,000 shares authorized; no shares issued)	—	—
Class A common stock, par value $.01 per share (6,000,000 shares authorized; 3,188,720 and 3,041,911 shares issued, respectively)	32	30
Class B common stock, par value $.01 per share; (10,000,000 shares authorized; 1,205,005 and 1,351,814 shares issued, respectively)	12	14
Capital in excess of par value	17,662	17,558
Retained earnings	18,645	20,973
Accumulated other comprehensive loss	(1,879)	(1,885)
Treasury stock, at cost (Class A common: 78,590 shares and 15,789 shares, respectively; Class B common: 0 shares and 64,801 shares, respectively)	(884)	(907)
Total Ecology and Environment Inc. shareholders’ equity	33,588	35,783
Noncontrolling interests	394	664
Total shareholders’ equity	33,982	36,447
Total liabilities and shareholders’ equity	$48,069	$52,829

The accompanying notes are an integral part of these condensed consolidated financial statements.

Ecology and Environment Inc.
Condensed Consolidated Statements of Operations
Unaudited
(amounts in thousands, except share data)

	Three Months Ended		Nine Months Ended
	April 27, 2019	April 28, 2018 (Restated)	April 27, 2019	April 28, 2018 (Restated)
Gross revenue	$21,775	$20,677	$63,780	$68,071
Cost of professional services and other direct operating expenses	8,810	7,910	24,718	24,494
Subcontract costs	2,992	2,640	11,185	13,418
Selling, general and administrative expenses	10,504	9,949	29,156	29,213
Depreciation and amortization	243	282	784	801
(Loss) income from operations	(774)	(104)	(2,063)	145
Income from equity method investment	64	137	295	376
Net interest income (expense)	32	58	130	56
Net foreign exchange gain (loss)	(7)	11	2	(10)
Other income (expense)	(42)	25	(35)	37
(Loss) income before income tax provision	(727)	127	(1,671)	604
Income tax provision (benefit)	227	(38)	(292)	279
Net (loss) income	(954)	165	(1,379)	325
Net income attributable to noncontrolling interests	(76)	(96)	(80)	(187)
Net (loss) income attributable to Ecology and Environment Inc.	$(1,030)	$69	$(1,459)	$138
Net (loss) income per common share: basic and diluted	$(0.24)	$0.02	$(0.34)	$0.03
Weighted average common shares outstanding: basic and diluted	4,315,135	4,301,604	4,314,742	4,301,604

The accompanying notes are an integral part of these condensed consolidated financial statements.

Ecology and Environment Inc.
Condensed Consolidated Statements of Comprehensive Income
Unaudited
(amounts in thousands)

	Three Months Ended		Nine Months Ended
	April 27, 2019	April 28, 2018 (Restated)	April 27, 2019	April 28, 2018 (Restated)
Net (loss) income including noncontrolling interests	$(954)	$165	$(1,379)	$325
Foreign currency translation adjustments	11	(37)	(69)	—
Unrealized investment losses, net	—	(10)	—	(26)
Comprehensive (loss) income	(943)	118	(1,448)	299
Comprehensive (income) loss attributable to noncontrolling interests	(73)	(62)	(10)	(185)
Comprehensive (loss) income attributable to Ecology and Environment Inc.	$(1,016)	$56	$(1,458)	$114

The accompanying notes are an integral part of these condensed consolidated financial statements.

Ecology and Environment Inc.
Condensed Consolidated Statements of Cash Flows
Unaudited
(amounts in thousands)

	Nine Months Ended
	April 27, 2019	April 28, 2018 (Restated)
Cash flows from operating activities:
Net (loss) income	$(1,379)	$325
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	784	801
Provision for deferred income taxes	(53)	(61)
Share based compensation expense	127	94
Gain on sale of assets and investment securities	(40)	(19)
Net recoveries of contract adjustments	(2)	(60)
Net bad debt recoveries	(96)	(63)
Changes in:
- contract receivables	795	7,773
- other current assets	(216)	72
- income tax receivable	(342)	266
- equity method investment	53	(376)
- other non-current assets	3	254
- accounts payable	(809)	(2,668)
- accrued payroll costs	(921)	(1,539)
- income taxes payable	—	286
- customer deposits	(331)	636
- other accrued liabilities	210	(295)
Net cash (used in) provided by operating activities	(2,217)	5,426
Cash flows from investing activities:
Purchase of property, buildings and equipment	(371)	(654)
Proceeds from sale of equipment	69	19
(Purchase) sale of investment securities	(24)	(23)
Net cash used in investing activities	(326)	(658)
Cash flows from financing activities:
Dividends paid	(1,726)	(1,721)
Repayment of debt	(43)	(373)
Net borrowings (repayments) under lines of credit	632	(356)
Distributions to noncontrolling interests	(177)	(322)
Net cash used in financing activities	(1,314)	(2,772)
Effect of exchange rate changes on cash and cash equivalents	(3)	(46)
Net (decrease) increase in cash, cash equivalents and restricted cash	(3,860)	1,950
Cash, cash equivalents and restricted cash at beginning of period	13,746	13,135
Cash, cash equivalents and restricted cash at end of period	$9,886	$15,085
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$21	$36
Income taxes	331	87
Supplemental disclosure of non-cash items:
Proceeds from capital lease obligations	—	59

The accompanying notes are an integral part of these condensed consolidated financial statements.

Ecology and Environment Inc.
Notes to Condensed Consolidated Financial Statements
Unaudited

1.	Organization and Basis of Presentation

Ecology and Environment Inc., (“EEI”) was incorporated in 1970 as a global broad-based environmental consulting firm whose underlying philosophy is to provide professional services worldwide so that sustainable economic and human development may proceed with acceptable impact on the environment. During the nine months ended April 27, 2019, EEI and its subsidiaries (collectively, the “Company”) included six active wholly-owned and majority-owned operating subsidiaries located in four countries (the United States of America (the “U.S.”), Brazil, Peru, and Ecuador), and one majority-owned equity investment in Chile. During the three months ended April 26, 2019, the Company sold its majority interest in its subsidiary in Ecuador, which is not expected to have a material impact on its consolidated results of operations, financial position or cash flows for future reporting periods. The Company’s staff is comprised of individuals representing numerous scientific, engineering, health, and social disciplines working together in multidisciplinary teams to provide innovative environmental solutions. The majority of employees hold bachelor’s and/or advanced degrees in such areas as chemical, civil, mechanical, sanitary, soil, structural and transportation engineering, biology, geology, hydrogeology, ecology, urban and regional planning and oceanography. The Company’s client list includes governments, industries, multinational corporations, organizations, and private companies.

The Company prepared the accompanying unaudited condensed consolidated financial statements pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). The financial statements reflect all adjustments that are, in the opinion of management, necessary for a fair presentation of such information. All such adjustments are of a normal recurring nature.

Although the Company believes that the disclosures are adequate to make the information presented not misleading, certain information and note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including a description of significant accounting policies, have been condensed or omitted pursuant to SEC rules and regulations. Therefore, these financial statements should be read in conjunction with the consolidated financial statements and the notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2018 filed with the SEC (the “2018 Annual Report”). Other than new or revised accounting policies resulting from the adoption of new accounting pronouncements described in Note 3 of these condensed consolidated financial statements, the accounting policies followed by the Company for preparation of the consolidated financial statements included in the 2018 Annual Report were also followed for this quarterly report. The condensed consolidated results of operations for the three and nine months ended April 27, 2019 are not necessarily indicative of the results for any subsequent period or the entire fiscal year ending July 31, 2019.

2.	Restatement of Unaudited Condensed Consolidated Financial Statements

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on December 12, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) determined that the Company’s previously issued financial statements for quarterly periods prior to July 31, 2018 can no longer be relied upon due to errors related to accounting for EEI’s investment in Gestion Ambiental Consultores S.A. (“GAC”) since 1999. The financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2018 included a restated consolidated balance sheet at July 31, 2017, and restated consolidated statements of operations, comprehensive income, cash flows and shareholders’ equity for the fiscal years ended July 31, 2017 and 2016 (the “Restated Annual Financial Statements”). The Company’s Quarterly Reports on Forms 10-Q for the periods ended October 27, 2018 and January 26, 2019 included restated unaudited condensed consolidated statements of operations, comprehensive income and cash flows for the three months ended October 28, 2017 and the three and six months ended January 27, 2018 (the “Restated Unaudited Condensed Consolidated Financial Statements”). This Quarterly Report on Form 10-Q includes restated unaudited condensed consolidated statements of operations, comprehensive income and cash flows for the three and nine months ended April 28, 2018. Tables related to revenues, operating expenses and income taxes for the three and nine months ended April 28, 2018 included in Item 2 of this Quarterly Report on Form 10-Q have also been restated.

The Company had previously included GAC’s financial statements in consolidated financial statements filed with the SEC prior to July 31, 2018. In December 2018, the Company determined that, although it had a majority ownership interest in GAC, it did not have a controlling interest in GAC’s operations due to lack of continuous control over the activities of GAC’s board of directors and senior management team. As a result, the Company’s net investment in GAC should have been accounted for using the equity method of accounting.

Collectively, the adjustments necessary to deconsolidate GAC’s unaudited financial statements and correctly account for the Company’s investment in GAC under the equity method of accounting are referred to as the “GAC Deconsolidation Adjustments.” For the three months ended April 28, 2018, the GAC Deconsolidation Adjustments resulted in decreases of $2.8 million, $0.3 million and less than $0.1 million in consolidated gross revenue, income before income tax provision and net income attributable to EEI, respectively. For the nine months ended April 28, 2018, the GAC Deconsolidation Adjustments resulted in decreases of $8.1 million, $0.7 million and less than $0.1 million in consolidated gross revenue, income before income tax provision and net income attributable to EEI, respectively.

In addition to the GAC Deconsolidation Adjustments, previously filed financial statements for the three and nine months ended April 28, 2018 were also adjusted to correct other errors in the financial statements and disclosures that were deemed to be immaterial on an individual basis and in the aggregate for those reporting periods (the “Out of Period Adjustments”). For the three months ended April 28, 2018, the Out of Period Adjustments resulted in decreases of $0.2 million, less than $0.1 million and $0.1 million of consolidated gross revenue, income before income tax provision and net income attributable to EEI, respectively. For the nine months ended April 28, 2018, the Out of Period Adjustments resulted in increases of $0.3 million, less than $0.1 million and $0.3 million of consolidated gross revenue, income before income tax provision and net income attributable to EEI, respectively.

The “As Previously Reported” amounts in the tables below represent the amounts reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 28, 2018, filed with the SEC on June 12, 2018.

Ecology and Environment Inc.
Condensed Consolidated Statements of Operations
(amounts in thousands, except share data)

	Three Months Ended April 28, 2018
	As Previously Reported	GAC Deconsolidation Adjustments	Out of Period Adjustments	Restated
Gross revenue	$23,728	$(2,828)	$(223)	$20,677
Direct cost of professional services and other direct operating expenses	8,793	(883)	—	7,910
Subcontract costs	3,585	(733)	(212)	2,640
Selling, general and administrative expenses	10,700	(751)	—	9,949
Depreciation and amortization	291	(9)	—	282
Income (loss) from operations	359	(452)	(11)	(104)
Income from equity method investment	—	137	—	137
Net interest income (expense)	52	6	—	58
Net foreign exchange (loss) gain	15	(4)	—	11
Other income (expense)	24	1	—	25
Income (loss) before income tax provision	450	(312)	(11)	127
Income tax provision	43	(121)	40	(38)
Net (loss) income	407	(191)	(51)	165
(Income) loss attributable to noncontrolling interests	(243)	147	—	(96)
Net (loss) income attributable to Ecology and Environment Inc.	$164	$(44)	$(51)	$69
Net (loss) income per common share: basic and diluted	$0.04			$0.02
Weighted average common shares outstanding: basic and diluted	4,301,604			4,301,604
	Nine Months Ended April 28, 2018
	As Previously Reported	GAC Deconsolidation Adjustments	Out of Period Adjustments	Restated
Gross revenue	$75,892	$(8,093)	$272	$68,071
Direct cost of professional services and other direct operating expenses	27,352	(2,858)	—	24,494
Subcontract costs	15,082	(1,921)	257	13,418
Selling, general and administrative expenses	31,438	(2,225)	—	29,213
Depreciation and amortization	827	(26)	—	801
Income (loss) from operations	1,193	(1,063)	15	145
Income from equity method investment	—	376	—	376
Net interest income (expense)	39	17	—	56
Net foreign exchange (loss) gain	(12)	2	—	(10)
Other income (expense)	36	1	—	37
Income (loss) before income tax provision	1,256	(667)	15	604
Income tax provision	797	(280)	(238)	279
Net (loss) income	459	(387)	253	325
(Income) loss attributable to noncontrolling interests	(530)	342	1	(187)
Net (loss) income attributable to Ecology and Environment Inc.	$(71)	$(45)	$254	$138
Net (loss) income per common share: basic and diluted	$(0.02)			$0.03
Weighted average common shares outstanding: basic and diluted	4,301,604			4,301,604

Ecology and Environment Inc.
Condensed Consolidated Statements of Comprehensive Income
(amounts in thousands)

	Three Months Ended April 28, 2018
	As Previously Reported	GAC Deconsolidation Adjustments	Out of Period Adjustments	Restated
Net income including noncontrolling interests	$407	$(191)	$(51)	$165
Foreign currency translation adjustments	(1)	(36)	—	(37)
Unrealized investment (losses) gains, net	(10)	—	—	(10)
Comprehensive income	396	(227)	(51)	118
Comprehensive (income) loss attributable to noncontrolling interests	(209)	147	—	(62)
Comprehensive income attributable to EEI	$187	$(80)	$(51)	$56
	Nine Months Ended April 28, 2018
	As Previously Reported	GAC Deconsolidation Adjustments	Out of Period Adjustments	Restated
Net income including noncontrolling interests	$459	$(387)	$253	$325
Foreign currency translation adjustments	194	(194)	—	—
Unrealized investment (losses) gains, net	(26)	—	—	(26)
Comprehensive income	627	(581)	253	299
Comprehensive (income) loss attributable to noncontrolling interests	(603)	418	—	(185)
Comprehensive income attributable to EEI	$24	$(163)	$253	$114

Ecology and Environment Inc.
Condensed Consolidated Statement of Cash Flows
(amounts in thousands)

	Nine Months Ended April 28, 2018
	As Previously Reported	Impact of GAC Deconsolidation	Other Adjustments	Restated
Cash flows from operating activities:
Net income	$459	$(387)	$253	$325
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	827	(26)	—	801
Provision for deferred income taxes	380	(599)	158	(61)
Share based compensation expense	—	—	94	94
Gain on sale of assets and investment securities	(19)	—	—	(19)
Net recoveries of contract adjustments	(60)	—	—	(60)
Net bad debt recoveries	(96)	33	—	(63)
Changes in:
- contract receivables	8,063	175	(465)	7,773
- other current assets	(46)	(5)	123	72
- income tax receivable	275	387	(396)	266
- equity method investment	—	(376)	—	(376)
- other non-current assets	(54)	296	12	254
- accounts payable	(2,784)	(117)	233	(2,668)
- accrued payroll costs	(1,409)	(130)	—	(1,539)
- income taxes payable	285	1	—	286
- customer deposits	505	131	—	636
- other accrued liabilities	(601)	306	—	(295)
Net cash provided by used in operating activities	5,725	(311)	12	5,426
Cash flows from investing activities:
Purchase of property, building and equipment	(702)	48	—	(654)
Proceeds from sale of building and equipment	19	—	—	19
Purchase of investment securities	(23)	—	—	(23)
Net cash used in investing activities	(706)	48	—	(658)
Cash flows from financing activities:
Dividends paid	(1,721)	—	—	(1,721)
Repayment of debt	(373)	—	—	(373)
Net borrowings (repayment) of lines of credit	(577)	221	—	(356)
Distributions to noncontrolling interests	(322)	—	—	(322)
Net cash used in financing activities	(2,993)	221	—	(2,772)
Effect of exchange rate changes on cash and cash equivalents	38	(71)	(13)	(46)
Net increase in cash, cash equivalents and restricted cash	2,064	(113)	(1)	1,950
Cash, cash equivalents and restricted cash at beginning of period	13,343	(208)	—	13,135
Cash, cash equivalents and restricted cash at end of period	$15,407	$(321)	$(1)	$15,085

3.	Recent Accounting Pronouncements

The Financial Accounting Standards Board (“FASB”) establishes changes to U.S. GAAP in the form of accounting standards updates (“ASUs”) to the FASB Accounting Standards Codification (“ASC”). The Company considers the applicability and impact of all ASUs when they are issued by FASB. ASUs listed below were either adopted by the Company during its current fiscal year, or will be adopted as each ASU becomes effective during future reporting periods. ASUs not listed below were assessed to be not applicable to the Company’s operations or are expected to have minimal impact on the Company’s consolidated financial position or results of operations.

Accounting Pronouncements Adopted During the Nine Months Ended April 27, 2019

In May 2014, FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). ASU 2014-09, as amended by subsequent ASUs that amended and clarified the guidance in ASU 2014-09, forms the basis for FASB ASC Topic 606 (“ASC Topic 606”), which superseded previous authoritative U.S. GAAP guidance regarding revenue recognition. The Company adopted ASC Topic 606 effective August 1, 2018. Refer to Note 7 of these condensed consolidated financial statements for additional disclosures regarding the Company’s adoption of ASC Topic 606.

In January 2016, FASB issued ASU No. 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). The amendments in ASU 2016-01 address certain aspects of recognition, measurement, presentation and disclosure of financial instruments. In February 2018, FASB issued ASU 2018-03, Technical Corrections and Improvements to Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities, which clarified certain aspects of the guidance issued in ASU 2016-01. Under the new guidance, entities are no longer able to classify equity investments as either trading or available for sale (“AFS”), and may no longer recognize unrealized holding gains and losses in other comprehensive income on equity securities that were classified as AFS under previous U.S. GAAP. The Company adopted the applicable provisions of ASU 2016-01 effective August 1, 2018 by recording a cumulative effect adjustment of less than $0.1 million to beginning retained earnings and beginning accumulated other comprehensive income on the condensed consolidated balance sheets. The cumulative effect adjustment is also separately reported on the condensed consolidated statements of shareholders’ equity.

In August 2016, FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230) – Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”). The amendments included in this update provide guidance regarding eight specific cash flow classification issues that are not specifically addressed in previous U.S. GAAP, only one of which was deemed applicable to the Company’s cash flow reporting. Issue 6 of ASU 2016-15 requires that reporting entities elect an accounting policy to classify distributions received from equity method investees using one of two possible approaches:

•	the “cumulative earnings approach,” under which, subject to certain limitations, distributions received from equity investees are considered returns on investment and classified as cash inflows from operating activities; or
•	the “nature of the distribution approach,” under which distributions received from equity investees should be classified on the basis of the nature of the activity or activities of the investee that generated the distribution as either a return on investment (classified as a cash inflow from operating activities) or a return of investment (classified as a cash inflow from investing activities).

The Company adopted the provisions of ASU 2016-15 effective August 1, 2018 and elected the “cumulative earnings approach.”

The Company received $0.2 million of dividends from its equity method investee during the nine months ended April 27, 2019 that are included in cash flows from operating activities.

Accounting Pronouncements Not Yet Adopted as of April 27, 2019

In March 2016, FASB issued ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-02”). The main difference between previous U.S. GAAP and ASU 2016-02, as amended by subsequent ASUs that amended and clarified the guidance in ASU 2016-02, is the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous U.S. GAAP. ASU 2016-02 provides specific guidance for determining whether a contractual arrangement contains a lease, lease classification by lessees and lessors, initial and subsequent measurement of leases by lessees and lessors, sale and leaseback transactions, transition, and financial statement disclosures. ASU 2016-02 requires entities to use a modified retrospective approach to apply its guidance, and includes a number of optional practical expedients that entities may elect to apply. ASU 2016-02 will be effective for the Company beginning August 1, 2019. Management is currently assessing the provisions of ASU 2016-02. The Company anticipates that adoption of ASU 2016-02 will result in the addition of material right-of-use assets and lease liabilities to the Company’s consolidated balance sheet in addition to expanding required disclosures. Management has not yet estimated the impact of ASU 2016-02 on the Company’s consolidated statements of operations and cash flows.

In June 2016, FASB issued ASU No. 2016-13, Financial Instruments – Credit Losses (Topic 326) (“ASU 2016-13”). The amendments included in this update affect entities holding financial assets, including trade receivables and investment securities available for sale, that are not accounted for at fair value through net income. ASU 2016-13, as amended by subsequent updates that amended and clarified the guidance in ASU 2016-13, requires a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The amendments included in this update also provide guidance for measurement of expected credit losses and for presentation of increases or decreases of expected credit losses on the statement of operations. ASU No. 2016-13 will be effective for the Company beginning August 1, 2020. Early adoption is permitted for the Company beginning August 1, 2019. Management is currently assessing the provisions of ASU 2016-13 and has not yet estimated its impact on the Company’s consolidated financial statements.

In January 2017, FASB issued ASU No. 2017-04, Intangibles – Goodwill and Other (Topic 350) – Simplifying the Test for Goodwill Impairment (“ASU 2017-04”). The amendments included in this update simplify the subsequent measurement of goodwill by revising the steps required during the registrant’s annual goodwill impairment test. This accounting standard update will be effective for the Company beginning August 1, 2021. Management is currently assessing the provisions of ASU 2017-04 and has not yet estimated its impact on the Company’s consolidated financial statements.

4.	Significant Transactions During the Three Months Ended April 27, 2019

Staff Reduction Programs

In December 2018, the Company began to notify employees of a voluntary retirement program. In February 2019, the Company began to notify affected employees of an involuntary separation program. These programs (collectively, the “Staff Reduction Programs”), which are being implemented in connection with a corporate restructuring plan within the Company’s U.S. operating segment, were substantially completed by April 27, 2019 and are expected to be completed by July 31, 2019. Company management anticipates that the combined effect of the Staff Reduction Programs and other expense reduction initiatives will result in annual pre-tax cost savings of greater than $6.0 million. During the three months ended April 27, 2019, the Company recorded and paid approximately $0.8 million of employee severance and termination expenses related to the Staff Reduction Programs, which was reported in selling, general and administrative expenses on the condensed consolidated statements of operations. The Company expects to record additional severance expense of approximately $0.1 million during the three months ended July 31, 2019 in connection with the Staff Reduction Programs.

Expenses Associated with Restatements of Financial Statements

As described above, the Company restated its audited consolidated financial statements for the fiscal years ended July 31, 2016 and 2017 and unaudited condensed consolidated financial statements for the quarters ended October 28, 2017, January 27, 2018 and April 28, 2018. Financial data included in tables and various accounting policies and commentaries included in the Company’s Restated 2019 Annual Report and Restated 2019 Quarterly Reports were also restated or otherwise revised. These restatements required extensive internal and external resources to complete, including significant incremental fees paid to the Company’s independent auditors, tax consultants and external legal counsel. The Company’s U.S. operating segment recorded incremental audit, tax and legal expenses of $0.9 million in selling, general and administrative expenses on the condensed consolidated statements of operations during the nine months ended April 27, 2019, $0.6 million of which was recorded during the three months ended April 27, 2019.

5.	Cash, Cash Equivalents and Restricted Cash

Cash, cash equivalents and restricted cash balances are summarized in the following table.

	April 27, 2019	July 31, 2018
	(in thousands)
Cash and cash equivalents	$9,646	$13,496
Restricted cash included in other assets	240	250
Total cash, cash equivalents and restricted cash	$9,886	$13,746

The Company considers all liquid instruments purchased with a maturity of three months or less to be cash equivalents. Money market funds of less than $0.1 million and $0.4 million were included in cash and cash equivalents at April 27, 2019 and July 31, 2018, respectively. Restricted cash included in other assets represents collateral for pending litigation matters in Brazil that are not expected to be resolved within one year from the balance sheet date.

6.	Fair Value of Financial Instruments

The Company’s financial assets or liabilities are measured using inputs from the three levels of the fair value hierarchy. The Company classifies assets and liabilities within the fair value hierarchy based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. The Company has not elected a fair value option on any assets or liabilities. The three levels of the hierarchy are as follows:

Level 1 Inputs – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. Generally, this includes debt and equity securities and derivative contracts that are traded on an active exchange market (e.g., New York Stock Exchange) as well as certain U.S. Treasury and U.S. Government and agency mortgage-backed securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2 Inputs – Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in inactive markets; or valuations based on models where the significant inputs are observable (e.g., interest rates, yield curves, credit risks, etc.) or can be corroborated by observable market data.

Level 3 Inputs – Valuations based on models where significant inputs are not observable. The unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use.

The Company monitors the availability of observable market data to assess the appropriate classification of financial instruments within the fair value hierarchy. Changes in economic conditions or model-based valuation techniques may require the transfer of financial instruments from one fair value level to another. In such instances, the Company reports the transfer as of the beginning of the reporting period. The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument. There were no transfers in or out of levels 1, 2 or 3, respectively, during the nine months ended April 27, 2019 or the fiscal year ended July 31, 2018.

The carrying amount of cash, cash equivalents and restricted cash approximated fair value at April 27, 2019 and July 31, 2018. These assets were classified as level 1 instruments at both dates.

Investment securities available for sale of $1.5 million at April 27, 2019 and July 31, 2018 primarily included mutual funds invested in U.S. municipal bonds, which the Company may immediately redeem without prior notice. These mutual funds are valued at the net asset value (“NAV”) of shares held by the Company at period end as a practical expedient to estimate fair value. These mutual funds are deemed to be actively traded, are required to publish their daily NAV and are required to transact at that price.

Prior to August 1, 2018, unrealized gains or losses related to investment securities available for sale were recorded in the consolidated balance sheets and statements of comprehensive income. Subsequent to adoption of ASU 2016-01 effective August 1, 2018 (refer to Note 3 of these condensed consolidated financial statements), unrealized gains or losses related to investment securities available for sale are recorded in the consolidated statements of operations. The cost basis of securities sold is based on the specific identification method. The Company did not record any sales of investment securities during the nine months ended April 27, 2019 and April 28, 2018.

Long-term debt consists of bank loans and capitalized equipment leases. Lines of credit consist of borrowings for working capital requirements. Based on the relative immateriality of consolidated debt and line of credit borrowings, management believes that the carrying amount of these liabilities approximated fair value at April 27, 2019 and July 31, 2018. These liabilities were classified as level 2 instruments at both dates.

There were no financial instruments classified as level 3 at April 27, 2019 and July 31, 2018.

7.	Revenue and Contract Receivables, net

Adoption of ASC Topic 606

The Company adopted ASC Topic 606 effective August 1, 2018. Gross revenue for reporting periods beginning after July 31, 2018 is recognized under ASC Topic 606. Gross revenue for previous reporting periods was recognized in accordance with historic accounting under U.S. GAAP, as summarized in revenue recognition policies included in the Company’s 2018 Annual Report.

The Company adopted ASC Topic 606 using the modified retrospective method. As a practical expedient allowed under ASC Topic 606, the Company applied the new guidance only to contracts that were not completed as of the date of initial application. The Company did not record any cumulative effect adjustment to retained earnings as of August 1, 2018, and did not record any material adjustment to gross revenue for the three or nine months ended April 27, 2019 as a result of applying the guidance in ASC Topic 606.

Revenue Recognition under ASC Topic 606

The Company recognizes substantially all of its revenue from the sale of labor hours under environmental consulting contracts. Revenue reflected in the Company’s consolidated statements of operations represents services rendered for which the Company maintains a primary contractual relationship with its customers. Included in revenue are certain services outside the Company’s normal operations that the Company has elected to subcontract to other contractors.

In accordance with ASC Topic 606, the Company identifies a contract with a customer, identifies the performance obligations in the contract, determines the transaction price, allocates the transaction price to each performance obligation in the contract and recognizes revenue when (or as) the Company satisfies a performance obligation. The Company recognizes the vast majority of its contractual revenue over time, as services are rendered and performance obligations are satisfied, because of the continuous transfer of control to the customer, and because the Company generally maintains the right to remuneration for efforts already expended under its contracts even if a customer terminates the contract. The Company’s contracts with customers generally include payment terms that range from 30-90 days from the billing date.

A performance obligation is a promise in a contract to transfer a distinct good or service to the customer, and is the unit of account for revenue recognition. The Company allocates a contract’s transaction price to each distinct performance obligation and recognizes revenue when, or as, the performance obligation is satisfied. Predominantly, the Company’s contracts have a single performance obligation because the promise to transfer the individual goods or services is not separately identifiable from other promises in the contracts.

The Company performs its consulting work under a mix of time and materials, fixed price and cost-plus contracts. The Company accounts for time and material contracts over the period of performance, predominately based on labor hours incurred. Under these types of contracts, there is no predetermined fee. Instead, the Company negotiates hourly billing rates and charges the clients based upon actual hours expended on a project. In addition, any direct project expenditures are passed through to the client and are typically reimbursed. Time and materials contracts may contain “not to exceed” provisions that effectively cap the amount of revenue that the Company can bill to the client. In order to record revenue that exceeds the billing cap, the Company must obtain approval from the client for expanded scope or increased pricing.

The Company recognizes revenue under fixed price contracts using the proportional performance method, under which progress is determined based on the ratio of efforts expended to date in proportion to total efforts expected to be expended over the life of a contract. The proportional performance method requires the use of estimates and judgment regarding a project’s expected revenue and the extent of progress towards completion. The Company makes periodic estimates of progress towards project completion by analyzing efforts expended to date, plus an estimate of the amount of efforts to expend that we expect to incur until the completion of the project. Revenue is then calculated on a cumulative basis (project-to-date) as the proportion of efforts-expended. The revenue for the current period is calculated as cumulative revenue less project revenue already recognized. If an estimate of efforts expended at completion on any contract indicates that a loss will be incurred, the entire estimated loss is charged to operations in the period the loss becomes evident.

Cost-plus contracts provide for payment of allowable incurred costs, to the extent prescribed in the contract, plus fees that we record as revenue. These contracts establish an estimate of total cost and an invoicing ceiling that the contractor may not exceed without the approval of the client. Revenue earned from cost-plus contracts is recognized over the period of performance.

Substantially all of the Company’s cost-plus contracts are with federal governmental agencies and, as such, are subject to audits after contract completion. Government audits have been completed and final rates have been negotiated through fiscal year 2014. The Company recorded an allowance for potential disallowances resulting from government audits of $0.7 million in other accrued liabilities at April 27, 2019 and July 31, 2018. Adjustments to allowances for project disallowances are recorded as adjustments to revenue when the amounts are estimable. Resolution of these amounts is dependent upon the results of government audits and other formal contract closeout procedures.

Contract modifications are common in the performance the Company’s contracts, and typically result from changes in scope, specifications, design, performance, sites, or period of completion. In most cases, contract modifications are for services that are not distinct, and, therefore, are accounted for as part of the existing contract. Revenue is recognized on contract modifications when it is probable that the modification will be approved and the amount can be reasonably estimated.

Cost of professional services and other direct operating expenses, which includes employee labor and fringe expenses and out of pocket expenses such as travel, meals and field supplies, represent costs incurred in connection with revenue recognized under client contracts. Sales and cost of sales recognized by the Company’s South American operations exclude value added tax (VAT) assessments by governmental authorities, which the Company collects from its customers and remits to governmental authorities.

The Company expenses all bid and proposal and other pre-contract costs as incurred.

Contract Receivables, net and Contract Assets

Contract receivables, net are summarized in the following table.

	April 27, 2019	July 31, 2018
	(in thousands)
Contract Receivables:
Billed	$12,616	$12,905
Unbilled	13,324	13,994
Total contract receivables	25,940	26,899
Allowance for doubtful accounts	(1,171)	(1,284)
Contract receivables, net	$24,769	$25,615

Billed contract receivables represent amounts billed to clients in accordance with contracted terms but not collected as of the end of the reporting period. Billed contract receivables may include: (i) amounts billed for revenue from efforts expended and fees earned in accordance with contractual terms; and (ii) progress billings in accordance with contractual terms that include revenue not yet earned as of the end of the reporting period. The Company anticipates that substantially all billed contract receivables will be collected over the next twelve months. Billed contract receivables included contractual retainage balances of $0.8 million and $1.4 million at April 27, 2019 and July 31, 2018, respectively.

Unbilled contract receivables, which represent an unconditional right to payment subject only to the passage of time, represent amounts billable to clients in accordance with contracted terms that have not been billed as of the end of the reporting period. Unbilled contract receivables that are not expected to be billed and collected within one year from the balance sheet date are reported in other assets on the condensed consolidated balance sheets.

The Company reduces contract receivables by recording an allowance for doubtful accounts to account for the estimated impact of collection issues resulting from a client’s inability or unwillingness to pay valid obligations to the Company. The resulting provision for doubtful accounts is recorded within selling, general and administrative expenses on the condensed consolidated statements of operations.

The Company may record contract assets for the right to receive consideration from customers when that right is conditional based on future performance under a contract. Contract assets are transferred to billed contract receivables when the right to consideration becomes unconditional. The Company did not record any contract assets at April 27, 2019 or July 31, 2018.

At April 27, 2019 and July 31, 2018, management identified $0.3 million and $0.5 million, respectively, of contract receivables, net of related allowance for doubtful accounts, which are not expected to be collected within one year. These receivable balances are included in other assets on the accompanying condensed consolidated balance sheets.

Allowance for Doubtful Accounts

Activity within the allowance for doubtful accounts is summarized in the following table.

	Three Months Ended		Nine Months Ended
	April 27, 2019	April 28, 2018 (Restated)	April 27, 2019	April 28, 2018 (Restated)
	(in thousands)
Balance at beginning of period	$1,234	$1,902	$1,284	$2,044
Provision for doubtful accounts during the period	89	154	159	246
Write-offs and recoveries of allowance recorded in prior periods	(152)	(444)	(272)	(678)
Balance at end of period	$1,171	$1,612	$1,171	$1,612

Contract Receivable Concentrations

Contract receivables and the allowance for doubtful accounts are summarized in the following table.

	April 27, 2019		July 31, 2018 Restated
	Total Billed and Unbilled Contract Receivables	Allowance for Doubtful Accounts	Total Billed and Unbilled Contract Receivables	Allowance for Doubtful Accounts
	(in thousands)
U.S. operations	$20,340	$505	$21,580	$569
South American operations	5,600	666	5,319	715
Totals	$25,940	$1,171	$26,899	$1,284

The allowance for doubtful accounts for the Company’s South American operations represented 12% of related contract receivables at April 27, 2019 compared to 2% for the Company’s U.S. operations. Unstable local economies that adversely impacted certain of our South American clients in recent years demonstrated signs of stabilizing during fiscal year 2018. Management continues to monitor trends and events that may adversely impact the realizability of recorded receivables from our South American clients.

Disaggregation of Revenues

The following table provides a summary of the Company’s gross revenue, disaggregated by operating segment and contract type.

	Three Months Ended		Nine Months Ended
	April 27, 2019	April 28, 2018 (Restated)	April 27, 2019	April 28, 2018 (Restated)
Gross revenue from time and materials contracts:
U.S. operations	$10,699	$10,038	$29,689	$28,826
South American operations	—	—	—	—
Total gross revenue from time and materials contracts	$10,699	$10,038	$29,689	$28,826

Gross revenue from fixed price contracts:
U.S. operations	$2,888	$3,248	$9,445	$10,336
South American operations	4,840	4,112	12,530	14,287
Total gross revenue from fixed price contracts	$7,728	$7,360	$21,975	$24,623

Gross revenue from cost-plus contracts:
U.S. operations	$3,348	$3,279	$12,116	$14,622
South American operations	—	—	—	—
Total gross revenue from cost-plus contracts	$3,348	$3,279	$12,116	$14,622

Gross revenue from all contracts:
U.S. operations	$16,935	$16,565	$51,250	$53,784
South American operations	4,840	4,112	12,530	14,287
Consolidated gross revenue	$21,775	$20,677	$63,780	$68,071

Customer Deposits

Customer deposits of $2.8 million and $3.2 million at April 27, 2019 and July 31, 2018, respectively, represent cash advances received from customers for future services.

8.	Variable Interest Entities and Equity Method Investment

Variable Interest Entities (“VIE”)

The Company’s majority owned subsidiaries are deemed to be VIEs when, on a stand-alone basis, they lack sufficient capital to finance the activities of the VIE. The Company consolidates investments in VIEs if the Company is the primary beneficiary of the VIE. The Company uses a qualitative approach to determine if the Company is the primary beneficiary of the VIE, which considers factors that indicate the Company has significant influence and control over the activities that most significantly impact the VIE’s economic performance. These factors include representation on the investee’s board of directors, management representation, authority to make decisions, substantive participating rights of the minority shareholders and ownership interest.

As of April 27, 2019 and July 31, 2018, the Company consolidated one majority owned subsidiary that was deemed to be VIE. The financial position of this VIE as of April 27, 2019 and July 31, 2018 is summarized in the following table.

	April 27, 2019	July 31, 2018
	(in thousands)
Current assets	$3,269	$2,359
Noncurrent assets	766	878
Total assets	$4,035	$3,237
Current liabilities	$5,753	$5,408
Noncurrent liabilities	16	32
Total liabilities	5,769	5,440
Total Ecology and Environment Inc. shareholder’s equity	(688)	(1,051)
Noncontrolling interests shareholders’ equity	(1,046)	(1,152)
Total shareholders’ equity	(1,734)	(2,203)
Total liabilities and shareholders’ equity	$4,035	$3,237

Total gross revenue of the consolidated VIE was $9.5 million and $8.1 million for the nine months ended April 27, 2019 and April 28, 2018, respectively. With the exception of restricted cash of $0.2 million and $0.3 million included in noncurrent assets at April 27, 2019 and July 31, 2018, respectively (refer to Note 5), all assets of the VIE were available for the general operations of the VIE.

Equity Method Investment

VIEs for which the Company is not the primary beneficiary, and other investee companies over which the Company does not influence or control the activities that most significantly impact the investee company’s economic performance, are not consolidated and are accounted for under the equity method of accounting. Under the equity method of accounting, an investee company’s accounts are not reflected within the Company’s consolidated balance sheets and statements of operations. The Company’s share of the earnings of the investee company is reported as earnings from equity method investment in the Company’s consolidated statements of operations. The Company’s carrying value in an equity method investee is reported as equity method investment on the Company’s consolidated balance sheets. The Company’s carrying value in an equity method investee is reduced by the Company’s share of dividends declared by an investee company.

If the Company’s carrying value in an equity method investee company is reduced to zero, no further losses are recorded in the Company’s consolidated financial statements unless the Company guaranteed obligations of the investee company or has committed additional funding. When the investee company subsequently reports income, the Company will not record its share of such income until it equals the amount of its share of losses not previously recognized.

The Company’s equity method investment in GAC had a carrying value of $2.0 million and $2.1 million at April 27, 2019 and July 31, 2018, respectively. In April 2019, GAC issued additional shares to two of its senior employees, which effectively reduced the Company’s ownership percentage to 52.48% as of April 27, 2019 from 55.10% at July 31, 2018.

The equity method investment in GAC is included within the Company’s South American operating segment. Activity recorded for the Company’s equity method investment during the nine months ended April 27, 2019 and April 28, 2018 is summarized in the following table.

	Nine Months Ended
	April 27, 2019	April 28, 2018 (Restated)
	(in thousands)
Equity investment carrying value at beginning of period	$2,058	$1,464
GAC net income attributable to EEI	295	376
Dividends declared and paid during the period	(348)	—
Equity investment carrying value at end of period	$2,005	$1,840

GAC’s financial position as of April 27, 2019 and July 31, 2018 is summarized in the following table.

	April 27, 2019	July 31, 2018
	(in thousands)
Current assets	$5,495	$5,713
Noncurrent assets	1,032	501
Total assets	$6,527	$6,214

Current liabilities	$2,832	$2,620
Noncurrent liabilities	900	593
Total liabilities	3,732	3,213
Total Ecology and Environment Inc. shareholder’s equity	1,487	1,678
Minority interests shareholders’ equity	1,308	1,323
Total shareholders’ equity	2,795	3,001
Total liabilities and shareholders’ equity	$6,527	$6,214

The results of GAC’s operations for the nine months ended April 27, 2019 and April 28, 2018 are summarized in the following table.

	Nine Months Ended
	April 27, 2019	April 28, 2018
	(in thousands)
Gross revenue	$9,456	$8,095
Direct cost of services and subcontract costs	6,053	4,781
Income from operations	775	951
Net income	538	681
Net income attributable to EEI	295	376
9.	Lines of Credit

Unsecured lines of credit are summarized in the following table.

	April 27, 2019	July 31, 2018
	(in thousands)
Outstanding cash advances	$620	$—
Outstanding letters of credit	1,570	1,668
Total amounts used under lines of credit	2,190	1,668
Remaining amounts available under lines of credit	33,668	36,832
Total approved unsecured lines of credit	$35,858	$38,500

The Company’s U.S. operations are supported by two line of credit arrangements:

•	$19.0 million available line of credit at April 27, 2019; no outstanding cash advances as of April 27, 2019 or July 31, 2018; letters of credit of less than $0.1 million were outstanding at April 27, 2019 and July 31, 2018; interest rate on cash advances is based on LIBOR plus 275 basis points; and
•	$13.5 million available line of credit at April 27, 2019; no outstanding cash advances as of April 27, 2019 or July 31, 2018; letters of credit of less than $0.1 million were outstanding at April 27, 2019 and July 31, 2018, respectively; interest rate on cash advances is based on LIBOR plus 200 basis points.

The Company’s South American operations are supported by two line of credit arrangements:

•	$2.0 million available line of credit to support operations in Peru; no outstanding cash advances as of April 27, 2019 or July 31, 2018; letters of credit of $1.0 million were outstanding at April 27, 2019 and July 31, 2018, respectively; interest rate on cash advances is affirmed or negotiated annually; and

•	$1.4 million available line of credit to support operations in Brazil; $0.6 million of cash advances were outstanding as of April 27, 2019; $0.6 million of letters of credit were outstanding at April 27, 2019 and July 31, 2018; interest rate on cash advances is based on a Brazilian government economic index.
10.	Income Taxes

During interim reporting periods, the effective tax rate may be impacted by changes in the mix of forecasted pre-tax income or losses from the U.S. and foreign jurisdictions where the Company operates, by changes in tax rates within those jurisdictions, or by significant unusual or infrequent items that could change assumptions used in the calculation of the income tax provision.

The estimated effective tax rate decreased to 17.5% for the nine months ended April 27, 2019 from 46.2% for the nine months ended April 28, 2018. Unfavorable permanent adjustments related to forecasted losses in the U.S. resulted in an effective tax rate that was lower than the statutory rate for the nine months ended April 27, 2019. The decrease in the estimated effective tax rate for the nine months ended April 27, 2019 resulted mainly from changes in the pre-tax earnings of the Company’s U.S. operations in the current fiscal year and from the impact of changes in U.S. corporate income tax regulations included in the Tax Cuts and Jobs Act enacted in December 2017, which included:

•	A reduction in the U.S. statutory corporate income tax rate to 21% for the nine months ended April 27, 2019, compared with a blended rate of 26% for the nine months ended April 28, 2018.
•	Certain one-time tax items, including revaluation of deferred tax assets and liabilities and the effect of a new territorial tax system, that increased the Company’s federal income tax expense by a combined $0.4 million for the nine-months ended April 28, 2018. The Company did not record any similar or other unusual adjustments to federal income tax expense during the nine months ended April 27, 2019.
11.	Shareholders’ Equity

The following tables provide reconciliations of changes in consolidated shareholders’ equity for the three months ended April 27, 2019 and April 28, 2018. Amounts for the three months ended April 28, 2018 have been restated for the GAC Deconsolidation Adjustments and Out of Period Adjustments described in Note 2.

	Three Months Ended April 27, 2019
	Class A Common Stock	Class B Common Stock	Capital in Excess of Par Value	Retained Earnings	Accumulated Other Accumulated Income (Loss)	Treasury Stock	Noncontrolling Interests
Balance at January 26, 2019	$31	$13	$17,629	$20,539	$(1,893)	$(884)	$484
Net (loss) income	—	—	—	(1,030)	—	—	76
Cash dividends declared ($0.20 per share)	—	—	—	(864)	—	—	—
Conversion of Class B common stock to Class A common stock	1	(1)	—	—	—	—	—
Foreign currency translation adjustment	—	—	—	—	14	—	(3)
Share-based compensation expense	—	—	33	—	—	—	—
Distributions to noncontrolling interests	—	—	—	—	—	—	(61)
Purchase of additional noncontrolling interests	—	—	—	—	—	—	(102)
Balance at April 27, 2019	$32	$12	$17,662	$18,645	$(1,879)	$(884)	$394

	Three Months Ended April 28, 2018
	Class A Common Stock	Class B Common Stock	Capital in Excess of Par Value	Retained Earnings	Accumulated Other Accumulated Income (Loss)	Treasury Stock	Noncontrolling Interests
Balance at January 27, 2018	$30	$14	$17,641	$23,074	$(1,806)	$(1,037)	$878
Net income	—	—	—	69	—	—	96
Cash dividends declared ($0.20 per share)	—	—	—	(860)	—	—	—
Foreign currency translation adjustment	—	—	—	—	(3)	—	(34)
Conversion of Class B common stock to Class A common stock	—	—	—	—	—	—	—
Unrealized investment losses, net	—	—	—	—	(10)	—	—
Share-based compensation expense	—	—	24	—	—	—	—
Distributions to noncontrolling interests	—	—	—	—	—	—	(129)
Balance at April 28, 2018 (Restated)	$30	$14	$17,665	$22,283	$(1,819)	$(1,037)	$811

The following tables provide reconciliations of changes in consolidated shareholders’ equity for the nine months ended April 27, 2019 and April 28, 2018. Amounts for the nine months ended April 28, 2018 have been restated for the GAC Deconsolidation Adjustments and Out of Period Adjustments described in Note 2.

	Nine Months Ended April 27, 2019
	Class A Common Stock	Class B Common Stock	Capital in Excess of Par Value	Retained Earnings	Accumulated Other Accumulated Income (Loss)	Treasury Stock	Noncontrolling Interests
Balance at July 31, 2018	$30	$14	$17,558	$20,973	$(1,885)	$(907)	$664
Cumulative effect of adoption of ASU 2016-01	—	—	—	(5)	5	—	—
Balance at July 31, 2018 (Adjusted)	30	14	17,558	20,968	(1,880)	(907)	664
Net (loss) income	—	—	—	(1,459)	—	—	80
Cash dividends declared ($0.20 per share)	—	—	—	(864)	—	—	—
Foreign currency translation adjustment	—	—	—	—	1	—	(70)
Conversion of Class B common stock to Class A common stock	2	(2)	—	—	—	—	—
Issuance of stock under stock award plan	—	—	4	—	—	23	—
Share-based compensation expense	—	—	100	—	—	—	—
Distributions to noncontrolling interests	—	—	—	—	—	—	(177)
Purchase of additional noncontrolling interests	—	—	—	—	—	—	(103)
Balance at April 27, 2019	$32	$12	$17,662	$18,645	$(1,879)	$(884)	$394
	Nine Months Ended April 28, 2018
	Class A Common Stock	Class B Common Stock	Capital in Excess of Par Value	Retained Earnings	Accumulated Other Accumulated Income (Loss)	Treasury Stock	Noncontrolling Interests
Balance at July 31, 2017	$30	$14	$17,570	$23,005	$(1,795)	$(1,037)	$947
Net income	—	—	—	138	—	—	187
Cash dividends declared ($0.20 per share)	—	—	—	(860)	—	—	—
Foreign currency translation adjustment	—	—	—	—	2	—	(2)
Conversion of Class B common stock to Class A common stock	—	—	—	—	—	—	—
Unrealized investment losses, net	—	—	—	—	(26)	—	—
Share-based compensation expense	—	—	95	—	—	—	—
Distributions to noncontrolling interests	—	—	—	—	—	—	(321)
Balance at April 28, 2018 (Restated)	$30	$14	$17,665	$22,283	$(1,819)	$(1,037)	$811

Class A and Class B Common Stock

The relative rights, preferences and limitations of the Company’s Class A and Class B Common Stock are summarized as follows: Holders of Class A shares are entitled to elect 25% of the Board of Directors so long as the number of outstanding Class A shares is at least 10% of the combined total number of outstanding Class A and Class B common shares. Holders of Class A common shares have one-tenth the voting power of Class B common shares with respect to most other matters.

In addition, Class A shares are eligible to receive dividends in excess of (and not less than) those paid to holders of Class B shares. Holders of Class B shares have the option to convert at any time, each share of Class B Common Stock into one share of Class A Common Stock. Upon sale or transfer, shares of Class B Common Stock will automatically convert into an equal number of shares of Class A Common Stock, except that sales or transfers of Class B Common Stock to an existing holder of Class B Common Stock or to an immediate family member will not cause such shares to automatically convert into Class A Common Stock.

During the nine months ended April 27, 2019, holders of 82,008 shares of Class B common stock converted their shares to Class A common stock and the Company converted 64,801 shares of Class B common stock held in treasury to Class A common stock.

Restrictive Shareholder Agreement

Messrs. Gerhard J. Neumaier (deceased), Frank B. Silvestro, Ronald L. Frank, and Gerald A. Strobel entered into a Stockholders’ Agreement dated May 12, 1970, as amended January 24, 2011, which governs the sale of certain shares of EEI’s common stock (now classified as Class B Common Stock) owned by them, certain children of those individuals and any such shares subsequently transferred to their spouses and/or children outright or in trust for their benefit upon the demise of a signatory to the Agreement (“Permitted Transferees”). The Agreement provides that prior to accepting a bona fide offer to purchase some or all of their shares of Class B Common Stock governed by the Agreement, that the selling party must first allow the other signatories to the Agreement (not including any Permitted Transferee) the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

Cash Dividends

The Company paid $1.7 million of cash dividends during the nine months ended April 27, 2019 and April 28, 2018, approximately half of which were declared and accrued in prior periods.

Stock Repurchase Plan

In August 2010, the Company’s Board of Directors approved a program for repurchase of 200,000 shares of Class A common stock (the “Stock Repurchase Program”). As of April 28, 2018, the Company repurchased 122,918 shares of Class A stock, and 77,082 shares had yet to be repurchased under the Stock Repurchase Program. The Company did not acquire any Class A shares under the Stock Repurchase Program during the three or nine months ended April 27, 2019 or the three or nine months ended April 28, 2018.

Noncontrolling Interests

The Company discloses noncontrolling interests as a separate component of consolidated shareholders’ equity on the accompanying condensed consolidated balance sheets. Earnings and other comprehensive income (loss) are separately attributed to both the controlling and noncontrolling interests. The Company calculates earnings per share based on net income (loss) attributable to the Company’s controlling interests.

The Company considers acquiring additional interests in majority owned subsidiaries when noncontrolling shareholders express their intent to sell their interests. The Company settles and records acquisitions of noncontrolling interests at amounts that approximate fair value. Purchases of noncontrolling interests are recorded as reductions of shareholders’ equity on the condensed consolidated statements of shareholders’ equity.

As of July 31, 2018, the Company held an 87.88% ownership interest in Lowham-Walsh Engineering & Environmental Services, LLC (“Lowham”). In November 2018, the Company purchased all remaining noncontrolling interest in Lowham for less than $0.1 million, thereby increasing its ownership interest in Lowham to 100%.

Accumulated Other Comprehensive Loss

The components of accumulated other comprehensive loss are summarized in the following table.

	April 27, 2019	July 31, 2018
	(in thousands)
Unrealized net foreign currency translation losses	$(1,879)	$(1,880)
Unrealized net investment (losses) gains on available for sale investments	—	(5)
Total accumulated other comprehensive loss	$(1,879)	$(1,885)
12.	Earnings Per Share

The Company calculates basic and diluted earnings per share by dividing the net income attributable to EEI’s common shareholders by the weighted average number of common shares outstanding for the period. After consideration of all the rights and privileges of the Class A and Class B stockholders summarized in Note 11, in particular the right of the holders of the Class B common stock to elect no less than 75% of the Board of Directors making it highly unlikely that the Company will pay a dividend on Class A common stock in excess of Class B common stock, the Company allocates undistributed earnings between the two classes of stock on a one-to-one basis when computing earnings per share. As a result, basic and fully diluted earnings per Class A and Class B share are equal amounts.

The Company has determined that its unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities. These securities shall be included in the computation of earnings per share pursuant to the two-class method. The resulting impact was to include unvested restricted shares in the weighted average shares outstanding calculation.

The computation of earnings per share is included in the following table.

	Three Months Ended		Nine Months Ended
	April 27, 2019	April 28, 2018 (Restated)	April 27, 2019	April 28, 2018 (Restated)
	(in thousands, except share and per share amounts)
Net (loss) income attributable to Ecology and Environment Inc.	$(1,030)	$69	$(1,459)	$138
Dividends declared	(864)	(860)	(864)	(860)
Distributions in excess of earnings	$(1,894)	$(791)	$(2,323)	$(722)
Weighted-average common shares outstanding - basic and diluted	4,315,135	4,301,604	4,314,742	4,301,604
Distributed earnings per share - basic and diluted	$0.20	$0.20	$0.20	$0.20
Distributions in excess of earnings per share - basic and diluted	(0.44)	(0.18)	(0.54)	(0.17)
Net (loss) income per common share - basic and diluted	$(0.24)	$0.02	$(0.34)	$0.03

13.	Segment Reporting

Management generally assesses operating performance and makes strategic decisions based on the geographic regions in which the Company does business. The Company reports separate operating segment information for its U.S. and South American operations. Gross revenue, net income (loss) attributable to EEI and total assets by operating segment are summarized in the following tables.

	Three Months Ended		Nine Months Ended
	April 27, 2019	April 28, 2018 (Restated)	April 27, 2019	April 28, 2018 (Restated)
	(in thousands)
Gross revenue:
U.S. operations	$16,934	$16,566	$51,250	$53,784
South American operations	4,841	4,111	12,530	14,287
Total	$21,775	$20,677	$63,780	$68,071

Gross revenue from U.S. federal government contracts was $3.2 million and $3.9 million for the three months ended April 27, 2019 and April 28, 2018, respectively, and $9.2 million and $11.9 million for the nine months ended April 27, 2019 and April 28, 2018, respectively.

	Three Months Ended		Nine Months Ended
	April 27, 2019	April 28, 2018 (Restated)	April 27, 2019	April 28, 2018 (Restated)
	(in thousands)
Net income (loss) attributable to EEI:
U.S. operations(a)	$(1,136)	$(186)	$(1,538)	$(362)
South American operations(b)	106	255	79	500
Total	$(1,030)	$69	$(1,459)	$138
(a)	Includes depreciation and amortization expense of $0.2 million for the three months ended April 27, 2019 and April 28, 2018, and $0.5 million for the nine months ended April 27, 2019 and April 28, 2018.
(b)	Includes depreciation and amortization expense of $0.1 million three months ended April 27, 2019 and April 28, 2018, and $0.3 million and $0.2 million for the nine months ended April 27, 2019 and April 28, 2018, respectively.
	April 27, 2019	July 31, 2018
	(in thousands)
Total assets:
U.S. operations	$39,664	$43,823
South American operations	8,405	9,006
Total	$48,069	$52,829
14.	Commitments and Contingencies

Legal Proceedings

From time to time, the Company is a named defendant in legal actions arising out of the normal course of business. The Company is not a party to any pending legal proceeding, the resolution of which the management believes will have a material adverse effect on the Company’s results of operations, financial condition or cash flows, or to any other pending legal proceedings other than ordinary, routine litigation incidental to its business. The Company maintains liability insurance against risks arising out of the normal course of business.

On February 4, 2011, the Chico Mendes Institute of Biodiversity Conservation of Brazil (the “Institute”) issued a Notice of Infraction to ecology and environment do brasil Ltda. (“E&E Brazil”), a majority-owned consolidated subsidiary of EEI. The Notice of Infraction concerned the taking and collecting of wild animal specimens without authorization by the competent authority and imposed a fine of approximately 0.5 million

Reais against E&E Brazil. The Institute also filed Notices of Infraction against four employees of E&E Brazil alleging the same claims and imposed fines against those individuals that, in the aggregate, were equal to the fine imposed against E&E Brazil. No claim has been made against EEI.

E&E Brazil has filed court claims appealing the administrative decisions of the Institute for E&E Brazil’s employees that: (a) deny the jurisdiction of the Institute; (b) state that the Notice of Infraction is constitutionally vague; and (c) affirmatively state that E&E Brazil had obtained the necessary permits for the surveys and collections of specimens under applicable Brazilian regulations and that the protected conservation area is not clearly marked to show its boundaries. The claim of violations against one of the four employees was dismissed. The remaining three employees have fines assessed against them that are being appealed through the federal courts. Violations against E&E Brazil are pending agency determination. At April 27, 2019, the Company recorded a reserve of approximately $0.4 million in other accrued liabilities related to these claims.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

References in this Quarterly Report on Form 10-Q (the “Quarterly Report”) to “EEI” refer to Ecology and Environment Inc., a New York corporation. References to “the Company,” “we,” “us,” “our,” or similar terms refer to EEI together with its consolidated subsidiaries.

Executive Overview

We reported a consolidated net loss attributable to EEI of $1.0 million ($0.24 per share) for the quarter ended April 27, 2019, compared with consolidated net income attributable to EEI of $0.1 million ($0.02 per share) for the third quarter of the prior fiscal year. For the nine months ended April 27, 2019, we reported a consolidated net loss attributable to EEI of $1.5 million ($0.34 per share), compared with consolidated net income attributable to EEI of $0.1 million ($0.03 per share) for the first nine months of the prior year.

Our operating results for the three months and nine months ended April 27, 2019 were significantly impacted by $0.8 million of employee severance costs and $0.9 million of incremental expenses associated with restatements of our prior year consolidated financial statements. These incremental expenses are described more fully below in commentary related to our results of operations.

Management generally assesses operating performance and makes strategic decisions based on the geographic regions in which we do business. We report separate operating segment information for our United States (“U.S.”) and South American operations. Our active subsidiaries during the nine months ended April 27, 2019 are listed in the following table.

Name	Percentage of Subsidiary Capital Stock Owned by the Company	Operating Segment
Consolidated Subsidiaries:
Ecology & Environment Engineering, Inc.	100.00%	United States
Walsh Environmental, LLC	100.00%	United States
Gustavson Associates, LLC	83.60%	United States
Walsh Peru, S.A. Ingenieros y Cientificos Consultores (“Walsh Peru”)	74.78%	South America
ecology and environment do brasil Ltda. (“E&E Brazil”)	72.00%	South America
Servicios Ambientales Walsh, S.A. (“Walsh Ecuador”)(a)	51.00%	South America
Majority-Owned Equity Investment:
Gestión Ambiental Consultores S.A. (“GAC”)(b)	52.48%	South America
(a)	The Company’s investment in Walsh Ecuador was sold to minority shareholders effective February 1, 2019. The sale of Walsh Ecuador is not expected to have a material impact on the Company’s consolidated results of operations, financial position or cash flows for future reporting periods.
(b)	EEI’s equity investment in GAC is reported as an “equity method investment” on the consolidated balance sheets, and as a component of the South American operating segment. EEI’s share of GAC’s earnings is reported as “income from equity method investment” on the consolidated statements of operations.

Net (loss) income by operating segment is summarized in the following table.

	Three Months Ended		Nine Months Ended
	April 27, 2019	April 28, 2018 (Restated)	April 27, 2019	April 28, 2018 (Restated)
	(in thousands)
Net (loss) income attributable to EEI:
U.S. operations	$(1,136)	$(186)	$(1,538)	$(362)
South American operations	106	255	79	500
Consolidated net (loss) income	$(1,030)	$69	$(1,459)	$138

The following table includes selected financial information by operating segment for the three months ended April 27, 2019 and April 28, 2018 (the third quarters of fiscal years 2019 and 2018, respectively). Refer to “Results of Operations” below for additional commentary regarding the Company’s revenues and expenses for these reporting periods.

	Three Months Ended
	April 27, 2019	April 28, 2018 (Restated)	$ Change	% Change
	($ in thousands)
U.S. operations:
Gross revenue	$16,934	$16,566	$368	2%
Gross revenue less subcontract costs	14,839	14,725	114	1%
Cost of professional services and other direct operating expenses	6,773	6,438	335	5%
Gross margin	8,066	8,287	(221)	(3)%
Selling, general and administrative expenses	8,780	8,440	340	(113)%
South American operations:
Gross revenue	$4,841	$4,111	$730	18%
Gross revenue less subcontract costs	3,944	3,312	632	19%
Cost of professional services and other direct operating expenses	2,037	1,472	565	38%
Gross margin	1,907	1,840	67	4%
Selling, general and administrative expenses	1,724	1,509	215	14%
Income from equity method investment	64	137	(73)	(53)%
Consolidated totals:
Gross revenue	$21,775	$20,677	$1,098	5%
Gross revenue less subcontract costs	18,783	18,037	746	4%
Cost of professional services and other direct operating expenses	8,810	7,910	900	11%
Gross margin	9,973	10,127	(154)	(2)%
Selling, general and administrative expenses	10,504	9,949	555	6%
Income from equity method investment	64	137	(73)	(53)%

	Nine Months Ended
	April 27, 2019	April 28, 2018 (Restated)	$ Change	% Change
	($ in thousands)
U.S. operations:
Gross revenue	$51,250	$53,784	$(2,534)	(5)%
Gross revenue less subcontract costs	42,440	44,491	(2,051)	(5)%
Cost of professional services and other direct operating expenses	19,414	19,850	(436)	(2)%
Gross margin	23,026	24,641	(1,615)	(7)%
Selling, general and administrative expenses	24,453	24,496	(43)	—%
South American operations:
Gross revenue	$12,530	$14,287	$(1,757)	(12)%
Gross revenue less subcontract costs	10,155	10,162	(7)	—%
Cost of professional services and other direct operating expenses	5,304	4,644	660	14%
Gross margin	4,851	5,518	(667)	(12)%
Selling, general and administrative expenses	4,703	4,717	(14)	—%
Income from equity method investment	295	376	(81)	(22)%
Consolidated totals:
Gross revenue	$63,780	$68,071	$(4,291)	(6)%
Gross revenue less subcontract costs	52,595	54,653	(2,058)	(4)%
Cost of professional services and other direct operating expenses	24,718	24,494	224	1%
Gross margin	27,877	30,159	(2,282)	(8)%
Selling, general and administrative expenses	29,156	29,213	(57)	—%
Income from equity method investment	295	376	(81)	(22)%

Gross margin represents gross revenue less subcontract costs and cost of professional services and other direct operating expenses. The Company generally earns a higher gross margin from its U.S. operations than gross margin earned from its South American operations. As a percentage of gross revenue, consolidated gross margin decreased to 45.8% for the three months ended April 27, 2019 from 49.0% for the same period of the prior year, due mainly to a higher percentage of consolidated gross revenue being generated from South American operations.

Results of Operations

Gross Revenue and Gross Revenue less Subcontract Costs

Gross revenue by contract type is summarized in the following table.

	Three Months Ended		Nine Months Ended
	April 27, 2019	April 28, 2018 (Restated)	April 27, 2019	April 28, 2018 (Restated)
	(in thousands)
Time and materials	$10,712	$10,000	$29,610	$28,765
Fixed price	7,715	7,398	22,054	24,684
Cost-plus	3,348	3,279	12,116	14,622
Consolidated gross revenue	$21,775	$20,677	$63,780	$68,071

Gross revenue less subcontract costs is a key metric utilized by management for operational monitoring and decision-making. References to “revenue” in the following commentary refer to gross revenue less subcontract costs, which is summarized by operating segment in the following tables.

	Three Months Ended
Operating Segment	April 27, 2019	April 28, 2018 (Restated)	$ Change	% Change
	($ in thousands)
U.S. operations	$14,839	$14,725	$114	1%
South American operations:
Chile	973	1,218	(245)	(20)%
Brazil	2,971	2,062	909	44%
Other	—	32	(32)	(100)%
Total South American operations	3,944	3,312	632	19%
Consolidated gross revenue less subcontract costs	$18,783	$18,037	$746	4%
	Nine Months Ended
Operating Segment	April 27, 2019	April 28, 2018 (Restated)	$ Change	% Change
	($ in thousands)
U.S. operations	$42,440	$44,491	$(2,051)	(5)%
South American operations:
Peru	2,968	4,472	(1,504)	(34)%
Brazil	7,195	5,615	1,580	28%
Other	(8)	75	(83)	— (a)
Total South American operations	10,155	10,162	(7)	—%
Consolidated gross revenue less subcontract costs	$52,595	$54,653	$(2,058)	(4)%
(a)	Percent change is not relevant because of the relatively immaterial amounts for all periods presented.

Revenue, net represents gross revenue recognized for the services provided to our clients, adjusted for the impacts of cost overruns or settlements recorded upon completion and close out of a project. Revenue, net less subcontract costs is a key metric utilized by management for operational monitoring and decision-making. References to “revenues” in the following commentary refer to revenue, net less subcontract costs from the table above.

Consolidated revenues increased 4% during the third quarter of 2019, driven mainly by higher revenues from subsidiary operations in South America. Consolidated revenues decreased 4% for the first nine months of 2019, mainly due to lower revenues from U.S. operations.

U.S. Operations

Revenue from U.S. operations increased 1% during the third quarter and decreased 5% during first nine months of fiscal year 2019 compared with the same periods of the prior fiscal year.

During the third quarter and first nine months of 2019, the Company experienced continued revenue growth from survey, impact assessment, planning and data management services provided to clients in the LNG, offshore resources and resilient communities markets. However, for the first nine months of 2019, this revenue growth was more than offset by decreases in revenue from the pipeline, onshore renewables, armed services and site assessment and remediation markets, as projects completed during fiscal year 2018 and the first and second quarters of fiscal year 2019 were not replaced with new work of comparable size. In addition, the federal government shutdown that occurred during the second quarter of fiscal year 2019 delayed new work authorizations, affected ongoing project schedules and postponed revenue delivery on various federal government contracts into the third quarter of fiscal year 2019.

South American Operations

Revenue from our Brazilian operations increased 44% and 28% during the third quarter and first nine months of fiscal year 2019, respectively, compared with the same periods of the prior year. In local currency, revenue from our Brazilian operations increased 62% for the third quarter and 47% for the first nine months of 2019 due mainly to increased project volumes with commercial clients in the transmission, energy and mining sectors. Strengthening of the U.S. dollar compared to the Brazilian Real during the first nine months of fiscal year 2019 significantly offset the positive impact of higher project volumes.

Revenue from our Peruvian operations decreased 20% and 34% during the third quarter and first nine months of fiscal year 2019, respectively, compared with the same periods of the prior year, due to lower project volumes with commercial clients in the energy sector.

Cost of Professional Services and Other Direct Operating Expenses

Cost of professional services and other direct operating expenses represents labor and other direct costs of providing services to our clients under our project agreements. These costs, and fluctuations in these costs, generally correlate directly with related project work volumes and revenues. Cost of professional services and other direct operating expenses by operating segment are summarized in the following tables.

	Three Months Ended
Operating Segment	April 27, 2019	April 28, 2018 (Restated)	$ Change	% Change
	($ in thousands)
U.S. operations	$6,773	$6,438	$335	5%
South American operations:
Peru	385	425	(40)	(9)%
Brazil	1,652	1,025	627	61%
Other	—	22	(22)	(100)%
Total South American operations	2,037	1,472	565	38%
Consolidated cost of professional services and other direct operating expenses	$8,810	$7,910	$900	11%
	Nine Months Ended
Operating Segment	April 27, 2019	April 28, 2018 (Restated)	$ Change	% Change
	($ in thousands)
U.S. operations	$19,414	$19,850	$(436)	(2)%
South American operations:
Peru	1,104	1,513	(409)	(27)%
Brazil	4,179	3,080	1,099	36%
Other	21	51	(30)	— (a)
Total South American operations	5,304	4,644	660	14%
Consolidated cost of professional services and other direct operating expenses	$24,718	$24,494	$224	1%
(a)	Percent change is not relevant because of the relatively immaterial amounts for all periods presented.

Consolidated Cost of professional services and other direct operating expenses increased 11% and decreased 1% during the third quarter and first nine months of fiscal year 2019, respectively, compared with the same periods of the prior year. During the three and nine months ended April 27, 2019, fluctuations in direct costs for U.S. and South American operations, generally corresponded with fluctuations in revenue.

Selling, General and Administrative Expenses

Selling, general and administrative expenses represent operating costs not directly associated with the generation of revenue. Selling, general and administrative expenses by operating segment are summarized in the following tables.

	Three Months Ended
Operating Segment	April 27, 2019	April 28, 2018 (Restated)	$ Change	% Change
	($ in thousands)
U.S. operations	$8,780	$8,440	$340	4%
South American operations:
Peru	744	713	31	4%
Brazil	980	780	200	26%
Other	—	16	(16)	(100)%
Total South American operations	1,724	1,509	215	14%
Consolidated selling, general and administrative expenses	$10,504	$9,949	$555	6%
	Nine Months Ended
Operating Segment	April 27, 2019	April 28, 2018 (Restated)	$ Change	% Change
	($ in thousands)

U.S. operations	$24,453	$24,496	$(43)	—%
South American operations:
Peru	2,137	2,373	(236)	(10)%
Brazil	2,489	2,287	202	9%
Other	77	57	20	— (a)
Total South American operations	4,703	4,717	(14)	—%
Consolidated selling, general and administrative expenses	$29,156	$29,213	$(57)	—%
(a)	Percent change is not relevant because of the relatively immaterial amounts for all periods presented.

U.S. Operations

Selling, general and administrative expenses increased 4% during the third quarter and were relatively unchanged during first nine months of fiscal year 2019 compared with the same periods of the prior year.

In December 2018, the Company began to notify employees of a voluntary retirement program. In February 2019, the Company began to notify affected employees of an involuntary separation program. These programs (collectively, the “Staff Reduction Programs”) are being implemented in connection with a corporate restructuring plan. These initiatives were substantially completed by April 27, 2019 and are expected to be completed by July 31, 2019. Company management anticipates that the combined effect of the Staff Reduction Programs and other expense reduction initiatives will result in annual pre-tax cost savings of greater than $6.0 million. The Company recorded approximately $0.8 million of pre-tax charges and cash expenditures related to the Staff Reduction Programs, consisting primarily of employee severance and termination benefits, during the three months ended April 27, 2019.

As described in Note 2 of the accompanying condensed consolidated financial statements, the Company restated its audited consolidated financial statements for the fiscal years ended July 31, 2016 and 2017 and unaudited condensed consolidated financial statements for the quarters ended October 28, 2017, January 27, 2018 and April 27, 2018. Financial data included in tables and various accounting policies and commentaries included in the Delinquent Reports were also restated or otherwise revised. These restatements required extensive internal and external resources to complete, including significant incremental fees paid to the Company’s independent auditors, tax consultants and external legal counsel. The Company recorded incremental audit, tax and legal expenses of $0.9 million as a result of these restatements during the nine months ended April 27, 2019, $0.6 million of which was recorded during the three months ended April 27, 2019.

Excluding the incremental expenses associated with employee severance costs and restatements of financial statements described above, selling, general and administrative expenses from our U.S. operations decreased $1.0 million (12%) and $1.7 million (7%) during the three and nine months ended April 27, 2019 compared with the same periods of the prior year. These decreases primarily resulted from a concerted effort by management to reduce operating expenses, including initial impacts of the Staff Reduction Programs described above.

South American Operations

Selling, general and administrative expenses in our Peruvian operations increased 4% for the third quarter and decreased 10% for the first nine months of fiscal year 2019, respectively, compared with the same periods of the prior year. Management implemented targeted cost reductions in response to lower project volumes and lower expectations for future work.

Selling, general and administrative expenses in our Brazilian operations increased 26% and 9% during the third quarter and the first nine months of fiscal year 2019, respectively, compared with the same periods of the prior year. In local currency, staff and other costs increased 28% during the first nine months of 2019 due to increased project proposal activity and increased general and administrative costs to support higher project volumes and expanded operations. Strengthening of the U.S. dollar compared to the Brazilian Real significantly offset the increases in expenses due to expanded operations.

Income from Equity Method Investment

The Company’s equity method investment in GAC had a carrying value of $2.4 million and $2.1 million at April 27, 2019 and July 31, 2018, respectively. In April 2019, GAC issued additional shares to two of its senior employees, which effectively reduced the Company’s ownership percentage to 52.48% as of April 27, 2019 from 55.10% at July 31, 2018.

The equity method investment in GAC is included within the Company’s South American operating segment. Activity recorded for the Company’s equity method investment during the nine months ended April 27, 2019 and April 28, 2018 is summarized in the following table.

	Nine Months Ended
	April 27, 2019	April 28, 2018 (Restated)
	(in thousands)
Equity investment carrying value at beginning of period	$2,058	$1,464
GAC net income attributable to EEI	295	376
Dividends declared and paid during the period	(348)	—
Equity investment carrying value at end of period	$2,005	$1,840

The results of GAC’s operations for the nine months ended April 27, 2019 and April 28, 2018 are summarized in the following table.

	Nine Months Ended
	April 27, 2019	April 28, 2018
	(in thousands)
Gross revenue	$9,456	$8,095
Direct cost of services and subcontract costs	6,053	4,781
Income from operations	775	951
Net income	538	681
Net income attributable to EEI	295	376

Income Taxes

During interim reporting periods, the effective tax rate may be impacted by changes in the mix of forecasted pre-tax income or losses from the U.S. and foreign jurisdictions where we operate, by changes in tax rates within those jurisdictions, or by significant unusual or infrequent items that could change assumptions used in the calculation of the income tax provision.

Our estimated effective tax rate decreased to 17.5% for the nine months ended April 27, 2019 from 46.2% for the nine months ended April 28, 2018. Unfavorable permanent adjustments related to forecasted losses in the U.S. resulted in an effective tax rate that was lower than the statutory rate for the nine months ended April 27, 2019. The decrease in the estimated effective tax rate for the nine months ended April 27, 2019 resulted mainly from changes in the pre-tax earnings of our U.S. operations in the current fiscal year and from the impact of changes in U.S. corporate income tax regulations included in the Tax Cuts and Jobs Act enacted in December 2017, which included:

•	A reduction in the U.S. statutory corporate income tax rate to 21% for the nine months ended April 27, 2019, compared with a blended rate of 26% for the nine months ended April 28, 2018.
•	Certain one-time tax items, including revaluation of deferred tax assets and liabilities and the effect of a new territorial tax system, that increased our federal income tax expense by a combined $0.4 million for the nine-months ended April 28, 2018. We did not record any similar or other unusual adjustments to federal income tax expense during the nine months ended April 27, 2019.

Liquidity and Capital Resources

Cash, cash equivalents and restricted cash decreased $3.9 million during the first nine months of fiscal year 2019. Historically, cash generated from our operating activities has exceeded cash required for investing and financing activities. However, recent declines in revenue and profits from our U.S. and Peruvian operations have had a detrimental impact on cash generated from operating activities. In addition, higher revenue from our Brazilian operations during recent reporting periods represented initial resource outlays on new projects that have not yet been billed to and collected from our clients. Cash outlays resulting from the Staff Reduction Programs and restatements of prior year financial statements also had a detrimental impact on cash flows from operations. After initial outlays of cash for employee severance and termination benefits, the Staff Reduction Programs are expected to have a positive impact on our earnings and liquidity position during the fourth quarter of fiscal year 2019 and future reporting periods.

Our Board of Directors considers the approval of dividends to our shareholders based on various operating parameters, including available cash balances, results of current operations and projections of future operating results and cash flows. Excluding the payment of $1.7 million of dividends to shareholders that our Board of Directors approved on a discretionary basis, cash decreased $2.2 million during the period.

Our U.S. operations had $32.5 million of unsecured lines of credit available to fund working capital requirements. There were no cash advances and less than $0.1 million of letters of credit outstanding under these lines of credit at April 27, 2019. Our lenders have reaffirmed the lines of credit within the past twelve months. We believe that available cash balances, anticipated cash flows and our available lines of credit will be sufficient to cover working capital requirements of our U.S. operations during the next twelve months and the foreseeable future.

Our South American operations had $3.4 million of unsecured lines of credit available to fund working capital requirements. There were $0.6 million of cash advances and $1.6 million of letters of credit outstanding under these lines of credit at April 27, 2019. Our lenders have reaffirmed the lines of credit within the past twelve months. Our South American operations are located in countries where local economies have historically had volatile reactions to changing global and local economic conditions. There is continual risk that economic uncertainty will have an impact on our operations and liquidity position in South America. Although we currently believe that available cash balances, anticipated cash flows, and available lines of credit will be sufficient to cover working capital requirements of our South American operations in the near future, economic uncertainty and volatility may challenge our liquidity position in the longer term. In the event that these subsidiaries are unable to generate adequate cash flow to fund their operations, additional funding from EEI or lending institutions will be considered.

Excess cash accumulated by any foreign subsidiary, beyond that necessary to fund operations or business expansion, may be repatriated to the U.S. at the discretion of the Boards of Directors of the respective entities. The Company repatriated $0.2 million of dividends from foreign subsidiaries, net of local taxes, during the first quarter of fiscal year 2019.

The Tax Act resulted in a one-time transition tax on deemed repatriation of historical earnings of foreign subsidiaries of approximately $0.5 million, which will be paid, without incurring interest, by July 31, 2019.

Contract Backlog

Firm backlog represents an estimate of gross revenue that will be recognized over the remaining life of the projects under contracts that are awarded, funded and in progress. These projects include work to be performed under contracts which contain termination provisions that may be exercised without penalty at any time by our clients upon written notice to us, in which case the client would only be obligated to pay us for services provided through the termination date. A significant portion of our revenue is generated through projects awarded under Master Service Agreements with our clients. In these instances, only the current unfinished projects are included in our backlog.

During fiscal year 2019, the Company revised its methodology for determining the contract values to be included in firm backlog. Under this revised methodology, certain backlog amounts that previously were classified and reported as firm backlog are now reported as soft backlog (as defined below). For comparative purposes, management recalculated firm backlog retroactively as of April 28, 2018 using project funding data contemporaneous with that reporting period and other project status information known at the time. Although management believes that the data are generally comparable by using a more consistent methodology, there can be no assurance that the methodologies are entirely comparable for all backlog balances reported as of April 27, 2019 and April 28, 2018.

Firm backlog by operating segment is summarized in the following table.

	April 27, 2019	April 28, 2018
	(in thousands)
Total firm backlog of uncompleted contracts:
U.S. operations	$35,725	$45,981	(a)
South American operations	14,204	11,479
Consolidated totals	$49,929	$57,460
Anticipated completion of firm backlog in next twelve months:
U.S. operations	$28,209	$32,934	(a)
South American operations	12,187	9,265
Consolidated totals	$40,395	$42,199
(a)	In the Company’s Quarterly Report on Form 10-Q filed for the quarterly period ended April 28, 2018, the Company reported firm backlog from U.S. operations of $63.7 million, of which $40.3 million was expected to be completed within the subsequent twelve month period.

Total firm backlog from U.S. operations decreased 22% over the twelve month period preceding April 27, 2019, as new orders reported as additions to firm backlog have not kept pace with work delivered on active projects. The increase in firm backlog for our South American operations during the twelve months preceding April 27, 2019 was the result of significant new orders that outpaced completion of projects.

In addition to the firm backlog summarized in the table above, we also have been awarded contracts in our U.S. operations that are partially or entirely unfunded, but which are expected to be partially or entirely funded during the remaining life of the associated projects. Total unfunded backlog approximated $31.5 million and $15.0 million for our U.S. operations at April 27, 2019 and April 28, 2018, respectively. Until these projects are funded, we cannot be certain regarding the value of gross revenue that we will recognize under these contracts.

Backlog is not a measure defined by generally accepted accounting principles in the United States (“U.S. GAAP”) and is not a measure of profitability. Our method for calculating backlog may not be comparable to methodologies used by other companies.

Critical Accounting Policies and Use of Estimates

The Company’s condensed consolidated financial statements presented in Item 1 of this Form 10-Q have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, management evaluates its estimates and judgments, including those related to revenue recognition, allowance for doubtful accounts and contract adjustments, income taxes, impairment of long-lived assets and contingencies. Management bases its estimates and judgments on historical experience and other factors that management believes are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

The Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2018 includes descriptions of our critical accounting policies related to revenue recognition, allowance for doubtful accounts, goodwill and income taxes.

The Financial Accounting Standards Board (“FASB”) establishes changes to U.S. GAAP in the form of accounting standards updates (“ASUs”) to the FASB Accounting Standards Codification (“ASC”). The Company considers the applicability and impact of all ASUs when they are issued by FASB.

Update to Revenue Recognition Accounting Policy

In May 2014, FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). ASU 2014-09, as amended by subsequent ASUs that amended and clarified the guidance in ASU 2014-09, forms the basis for FASB ASC Topic 606 (“ASC Topic 606”), which superseded previous authoritative U.S. GAAP guidance regarding revenue recognition. The Company adopted ASC Topic 606 effective August 1, 2018. Refer to Notes 3 and 7 of the unaudited condensed consolidated financial statements included in Item 1 of this Form 10-Q for additional disclosures regarding the adoption of ASU 2014-09 and our revenue recognition accounting policy.

Inflation

Inflation did not have a material impact on our business during the nine months ended April 27, 2019 or April 28, 2018 because a significant amount of our contracts are either cost based or contain commercial rates for services that are adjusted annually.

Off-Balance Sheet Arrangements

We had outstanding letters of credit drawn under our lines of credit of $1.6 million and $1.7 million at April 27, 2019 and July 31, 2018, respectively. Other than these letters of credit, we did not have any off-balance sheet arrangements as of April 27, 2019 or July 31, 2018.

Item 4.	Controls and Procedures

Disclosure Controls and Procedures

Disclosure controls and procedures are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information we are required to disclose in the reports that we file or submit under the Exchange Act is accumulated and communicated to our management as appropriate to allow timely decisions regarding required disclosure.

As of the end of the period covered by this report, our management, with the participation of our Acting Principal Executive Officer and Acting Chief Financial Officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures pursuant to Rule 13a-15 promulgated under the Exchange Act. As a consequence of the material weaknesses discussed below, our Acting Principal Executive Officer and Acting Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were not effective at April 27, 2019.

As disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2018, management concluded that the Company’s internal control over financial reporting was not effective as of July 31, 2018 because of material weaknesses in the Company’s internal control over financial reporting as described below. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected on a timely basis. The material weaknesses arise from deficiencies relating to:

•	determining the appropriate application of accounting standards when assessing whether the Company’s investments in subsidiaries should be consolidated or accounted for under the equity method of accounting;

•	ascertaining and disclosing the appropriate accounting policies, including the effects of non-standard provisions, for revenue recognition related to the Company’s fixed-price service contracts;
•	establishing appropriate cutoff procedures for appropriate revenue and expense recognition.

As described in Note 2 of the unaudited condensed consolidated financial statements included in Item 1 of this Quarterly Report on Form 10-Q, management determined that an error in accounting for EEI’s investment in GAC resulted in a material misstatement of the Company’s consolidated financial statements reported prior to July 31, 2018. Management identified deficiencies related to determining the appropriate application of accounting when assessing whether the Company’s investments in subsidiaries should be consolidated or accounted for under the equity method of accounting. Specifically, the deficiencies relate to its process to review all factors necessary to assess its influence and control over the operations of its subsidiaries, and to assess the proper accounting for its investments in subsidiaries. The financial statements for the three and nine months ended April 28, 2018 have been restated to correct this error.

With input from the Audit Committee, management developed, and is in the process of implementing, a remediation plan to address the material weaknesses as of July 31, 2018 noted above. Specifically, the following controls and procedures will be established or strengthened to address the material weaknesses:

•	We will assess our current accounting staff and identify the need to train existing staff resources regarding technical accounting topics and related disclosure requirements that are pertinent to the Company’s operations, including those relating to consolidation, equity method and revenue recognition standards. We will also consider adding new staff resources and/or engaging third-party advisors that have adequate expertise and experience with pertinent U.S. GAAP requirements.
•	We will assess our policies and processes to determine controls required to appropriately address technical accounting topics and establish cutoff for recognition of revenues and expenses. Once determined, we will implement any needed enhancements and/or additional procedures and controls.
•	The design and execution of any new or enhanced controls noted above will be periodically tested by the Company’s Internal Auditor.

As of the end of the period covered by this report, our management, with the participation of our acting principal executive officer and acting chief financial officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures pursuant to Rule 13a-15 promulgated under the Exchange Act. Based upon this evaluation, our acting principal executive officer and our acting chief financial officer concluded that, excluding the control deficiencies that resulted in the material weakness described above, our disclosure controls and procedures were: (1) designed to ensure that material information relating to our Company is accumulated and made known to our management, including our acting principal executive officer and acting chief financial officer, in a timely manner, particularly during the period in which this report was being prepared; and (2) effective, in that they provide reasonable assurance that information we are required to disclose in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms.

Management believes, however, that a controls system, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the controls system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a Company have been detected.

Internal Controls

Other than certain controls added or improved to address the material weaknesses described above, no changes in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) occurred during the three months ended April 27, 2019 that materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II — OTHER INFORMATION

Item 1.	Legal Proceedings

From time to time, the Company is a named defendant in legal actions arising out of the normal course of business. The Company is not a party to any pending legal proceeding, the resolution of which the management believes will have a material adverse effect on the Company’s results of operations, financial condition or cash flows, or to any other pending legal proceedings other than ordinary, routine litigation incidental to its business. The Company maintains liability insurance against risks arising out of the normal course of business. The Company’s legal proceedings are disclosed in Note 14 of the condensed consolidated financial statements included in Item 1 of this Quarterly Report on Form 10-Q.

Item 2.	Changes in Securities and Use of Proceeds
(e)	Purchased Equity Securities. In August 2010, the Company’s Board of Directors approved a 200,000 share repurchase program. The following table summarizes the Company’s purchases of its common stock during the nine months ended April 27, 2019 under this share repurchase program:
Fiscal Year 2018 Reporting Month	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs
August 2018	—	—	—	77,082
September 2018	—	—	—	77,082
October 2018	—	—	—	77,082
November 2018	—	—	—	77,082
December 2018	—	—	—	77,082
January 2019	—	—	—	77,082
February 2019	—	—	—	77,082
March 2019	—	—	—	77,082
April 2019	—	—	—	77,082
Item 3.	Defaults Upon Senior Securities

None.

Item 4.	Submission of Matters to a Vote of Security Holders

None.

Item 5.	Other Information

None.

Item 6.	Exhibits and Reports on Form 8-K
(a)	31.1 Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2 Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1 Certification of Principal Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2 Certification of Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(b)
The Company filed a Current Report on Form 8-K on September 19, 2018 to announce the appointment of the Company’s Chairman of the Board, Marshall A. Heinberg, as Interim Executive Chairman, and the appointment of Todd Musterait as President of United States Operations.

(c)
The Company filed a Current Report on Form 8-K on November 2, 2018 to announce compensation arrangements for Marshall A. Heinberg, Interim Executive Chairman, and Todd Musterait, President of United States Operations.

(d)
The Company filed a Current Report on Form 8-K on November 16, 2018 to announce that the Company received, as expected, a formal notification from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with the requirements for continued listing under Nasdaq Listing Rule 5250(c)(1) because it did not file its 2018 Annual Report on a timely basis.

(e)
The Company filed a Current Report on Form 8-K on December 12, 2018 to announce: (i) development and rollout of an organizational restructuring plan, which includes a reduction of workforce, that is expected to result in $5.0 million to $6.5 million of annual pre-tax cost savings: and (ii) the conclusion reached by the Company’s Audit Committee that the Company’s consolidated financial statements and related reports filed with the Securities and Exchange Commission (the “SEC”) for periods ended prior to July 31, 2018 should no longer be relied upon due to errors related to accounting for an investment in an entity in which the Company holds a majority economic interest.

(f)
The Company filed a Current Report on Form 8-K on December 14, 2018 to announce that the Company had received, as expected, a formal notification from the Listing Qualifications Department of Nasdaq stating that the Company is not in compliance with the requirements for continued listing under Nasdaq Listing Rule 5250(c)(1) because it did not file its Quarterly Report on Form 10-Q for the period ended October 27, 2018, and because the Company remains delinquent in filing its Annual Report on Form 10-K for the fiscal year ended July 31, 2018. The Company was given 60 calendar days from the due date for the 2018 Annual Report, or until January 14, 2019, either to file the Delinquent Filings with the SEC or to submit a plan to regain compliance.

(g)
The Company filed a Current Report on Form 8-K on December 16, 2018 to announce that Gerard A. Gallagher III, who served as the Company’s Chief Executive Officer since 2015, was leaving the Company effective December 17, 2018.

(h)
The Company filed a Current Report on Form 8-K on January 16, 2019 to announce that the Company submitted a compliance plan to Nasdaq to support its request for an extension of time to regain compliance with the Nasdaq continued listing requirements.

(i)
The Company filed a Current Report on Form 8-K on February 7, 2019 to announce that the Company received a letter from Nasdaq granting the Company’s request for an exception to Nasdaq Listing Rule 5250(c)(1) (the “Rule”) in order to allow the Company to regain compliance with the Rule. Under the terms of the exception, the Company must file its outstanding annual and quarterly reports with the SEC, as well as any future delinquent quarterly SEC reports, on or before May 13, 2019.

(j)
The Company filed a Current Report on Form 8-K on March 26, 2019 to announce that the Company had received, as expected, of a formal notification from the Listing Qualifications Department of Nasdaq stating that the Company continues not to be in compliance with the requirements for continued listing under Nasdaq Listing Rule 5250(c)(1) because it did not file its Quarterly Report on Form 10-Q for the period ended January 26, 2019.

(k)
The Company filed a Current Report on Form 8-K on April 1, 2019 to announce that the Company submitted a letter to Nasdaq reaffirming its intention to take all necessary steps to achieve compliance with Nasdaq continued listing requirements no later than May 13, 2019.

(l)
The Company filed a Current Report on Form 8-K on April 16, 2019 to announce that: (i) Fred J. McKosky, Technical Operations Director, declared his intention to retire shortly after the end of the Company’s fiscal year ending July 31, 2019; and (ii) Kurt Zmich was promoted to Senior Vice President of Operations effective April 11, 2019, replacing Mr. McKosky as the Company’s principal operating officer.

(m)
The Company filed a Current Report on Form 8-K on May 14, 2019 to announce that: (i) the Company was unable to meet the May 13, 2019 extended deadline granted by Nasdaq to file its Annual Report on Form 10-K for the fiscal year ended July 31, 2018 and its Quarterly Reports on Form 10-Q for the periods ended October 27, 2018 and January 26, 2019; and (ii) the Company’s Chief Administrative Officer, JoAnn Shea, resigned her position effective May 17, 2019.

(n)
The Company filed a Current Report on Form 8-K on May 16, 2019 to announce that the Company received on May 13, 2019, as expected, a formal determination letter from Nasdaq stating that the Company did not meet the terms of the exception that was previously granted by Nasdaq in order to allow the Company to regain compliance with Nasdaq Listing Rule 5250(c)(1).

(o)
The Company filed a Current Report on Form 8-K on May 20, 2019 to announce that, in response to the May 13, 2019 formal determination letter received from Nasdaq, the Company timely submitted a request for a hearing before the Nasdaq hearings panel, including an additional request for a stay of delisting pending the hearing. Also on May 20, 2019 the company received a letter from Nasdaq notifying the Company that the Nasdaq hearings panel has scheduled the Company’s hearing for June 27, 2019, and that any delisting action that may be taken by Nasdaq against the Company has been stayed for 15 calendar days, or until June 4, 2019.

(p)
The Company filed a Current Report on Form 8-K on May 31, 2019 to announce that the Company’s Board of Directors took the following actions: (i) the Company’s Re-Stated By-Laws were amended; (ii) independent director Justin C. Jacobs was appointed to the Audit Committee; and (iii) the minimum number of directors was reduced from seven to six.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ecology and Environment Inc.

Date: June 17, 2019	By:	/s/ Peter F. Sorci
Peter F. Sorci
Acting Chief Financial Officer

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, Marshall A. Heinberg, certify that:

1.   I have reviewed this Quarterly Report on Form 10-Q of Ecology and Environment Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operation and cash flows of the Registrant as of, and for, the periods presented in this report;

4.   The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Registrant and have:

(a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)   Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)   Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter (the Registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

5.   The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant’s auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

(a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial information; and

(b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

ECOLOGY AND ENVIRONMENT INC.

Date: June 17, 2019	/s/ Marshall A. Heinberg
Marshall A. Heinberg
Acting Principal Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Peter F. Sorci, certify that:

1.   I have reviewed this Quarterly Report on Form 10-Q of Ecology and Environment Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operation and cash flows of the Registrant as of, and for, the periods presented in this report;

4.   The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Registrant and have:

(a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)   Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)   Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter (the Registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

5.   The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant’s auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

(a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial information; and

(b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

ECOLOGY AND ENVIRONMENT INC.

Date: June 17, 2019	/s/ Peter F. Sorci
Peter F. Sorci
Acting Chief Financial Officer

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

I, Marshall A. Heinberg, the acting principal executive officer of Ecology and Environment Inc. (the “Company”) hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that the Form 10-Q of the Company for the second quarter ended April 27, 2019 accompanying this certification (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company. This Certification is made to comply with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

ECOLOGY AND ENVIRONMENT INC.

Date: June 17, 2019	/s/ Marshall A. Heinberg
Marshall A. Heinberg
Acting Principal Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 of the
Sarbanes-Oxley Act of 2002

I, Peter F. Sorci, the acting principal financial officer of Ecology and Environment Inc. (the “Company”) hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that the Form 10-Q of the Company for the second quarter ended April 27, 2019 accompanying this certification (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company. This Certification is made to comply with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

ECOLOGY AND ENVIRONMENT INC.

Date: June 17, 2019	/s/ Peter F. Sorci
Peter F. Sorci
Acting Chief Financial Officer

SPECIAL MEETING OF SHAREHOLDERS OF ECOLOGY AND ENVIRONMENT INC. CLASS A COMMON STOCK [●], 2019 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/01322/ Please sign,date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the ------------------ e n v e l o p e p r o v i d e d . ---------------- 00030303000000000000 2 000019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1. Adopt the Agreement and Plan of Merger, dated as of August 28, 2019, among Ecology and Environment Inc. ("E&E"), WSP Global Inc. and Everest Acquisition Corp. (as may be amended from time to time, the “Merger Agreement”). 2. Approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the merger contemplated by the Merger Agreement. 3. Approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement. If this proxy card is properly executed, the shares represented by this proxy card will be voted as directed on the reverse side, but if no such direction is made, the proxies named above intend to vote such shares FOR each of Proposals 1, 2 and 3 and upon other such business as many properly come before the Special Meeting. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE. FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ECOLOGY AND ENVIRONMENT INC. 368 Pleasant View Drive Lancaster, New York 14086 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Ecology and Environment Inc., a New York corporation, revoking all prior proxies, hereby appoints [•], and [•], each or either of them, with full power of substitution, to represent and to vote on behalf of the undersigned all shares which the undersigned is entitled to vote at the Special Meeting scheduled to be held on [•], 2019 at [•], at [•] a.m. Eastern Time, and at any and all postponements or adjournments thereof, upon all matters described in the Notice of Special Meeting and related Proxy Statement for the Special Meeting (receipt of which is hereby acknowledged), and upon any other business that may properly come before such Special Meeting and any adjournments thereof. (Continued and to be signed on the reverse side) CLASS A COMMON STOCK 1.1

1. Adopt the Agreement and Plan of Merger, dated as of August 28, 2019, among Ecology and Environment Inc. ("E&E"), WSP Global Inc. and Everest Acquisition Corp. (as may be amended from time to time, the “Merger Agreement”). 2. Approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the merger contemplated by the Merger Agreement. 3. Approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement. If this proxy card is properly executed, the shares represented by this proxy card will be voted as directed on the reverse side, but if no such direction is made, the proxies named above intend to vote such shares FOR each of Proposals 1, 2 and 3 and upon other such business as many properly come before the Special Meeting. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030303000000000000 2 000019 COMPANY NUMBER ACCOUNT NUMBER SPECIAL MEETING OF SHAREHOLDERS OF ECOLOGY AND ENVIRONMENT INC. [●], 2019 FOR AGAINST ABSTAIN NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/01322/ CLASS A COMMON STOCK

SPECIAL MEETING OF SHAREHOLDERS OF ECOLOGY AND ENVIRONMENT INC. CLASS B COMMON STOCK [●], 2019 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/01322/ Please sign,date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the ------------------ e n v e l o p e p r o v i d e d . ---------------- 00030303000000000000 2 000019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1. Adopt the Agreement and Plan of Merger, dated as of August 28, 2019, among Ecology and Environment Inc. ("E&E"), WSP Global Inc. and Everest Acquisition Corp. (as may be amended from time to time, the “Merger Agreement”). 2. Approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the merger contemplated by the Merger Agreement. 3. Approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement. If this proxy card is properly executed, the shares represented by this proxy card will be voted as directed on the reverse side, but if no such direction is made, the proxies named above intend to vote such shares FOR each of Proposals 1, 2 and 3 and upon other such business as many properly come before the Special Meeting. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE. FOR AGAINST ABSTAIN

SPECIAL MEETING OF SHAREHOLDERS OF ECOLOGY AND ENVIRONMENT INC. CLASS B COMMON STOCK [●], 2019 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/01322/ Please sign,date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the ------------------ e n v e l o p e p r o v i d e d . ---------------- 00030303000000000000 2 000019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1. Adopt the Agreement and Plan of Merger, dated as of August 28, 2019, among Ecology and Environment Inc. ("E&E"), WSP Global Inc. and Everest Acquisition Corp. (as may be amended from time to time, the “Merger Agreement”). 2. Approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the merger contemplated by the Merger Agreement. 3. Approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement. If this proxy card is properly executed, the shares represented by this proxy card will be voted as directed on the reverse side, but if no such direction is made, the proxies named above intend to vote such shares FOR each of Proposals 1, 2 and 3 and upon other such business as many properly come before the Special Meeting. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE. FOR AGAINST ABSTAIN

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030303000000000000 2 000019 COMPANY NUMBER ACCOUNT NUMBER SPECIAL MEETING OF SHAREHOLDERS OF ECOLOGY AND ENVIRONMENT INC. [●], 2019 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/01322/ CLASS B COMMON STOCK 1. Adopt the Agreement and Plan of Merger, dated as of August 28, 2019, among Ecology and Environment Inc. ("E&E"), WSP Global Inc. and Everest Acquisition Corp. (as may be amended from time to time, the “Merger Agreement”). 2. Approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the merger contemplated by the Merger Agreement. 3. Approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement. If this proxy card is properly executed, the shares represented by this proxy card will be voted as directed on the reverse side, but if no such direction is made, the proxies named above intend to vote such shares FOR each of Proposals 1, 2 and 3 and upon other such business as many properly come before the Special Meeting. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE. FOR AGAINST ABSTAIN

SPECIAL MEETING OF SHAREHOLDERS OF ECOLOGY AND ENVIRONMENT INC. CLASS A COMMON STOCK 401 (k) [●], 2019 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/01322/ Please sign,date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the ------------------ e n v e l o p e p r o v i d e d . ---------------- 00030303000000000000 2 000019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1. Adopt the Agreement and Plan of Merger, dated as of August 28, 2019, among Ecology and Environment Inc. ("E&E"), WSP Global Inc. and Everest Acquisition Corp. (as may be amended from time to time, the “Merger Agreement”). 2. Approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the merger contemplated by the Merger Agreement. 3. Approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement. If this proxy card is properly executed, the shares represented by this proxy card will be voted as directed on the reverse side, but if no such direction is made, the proxies named above intend to vote such shares FOR each of Proposals 1, 2 and 3 and upon other such business as many properly come before the Special Meeting. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE. FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 CLASS A COMMON STOCK - 401(k) PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ECOLOGY AND ENVIRONMENT INC. 368 Pleasant View Drive Lancaster, New York 14086 THIS PROXY INSTRUCTION IS REQUESTED BY THE GREAT-WEST TRUST COMPANY, LLC IN CONJUNCTION WITH A PROXY SOLICITATION BY THE BOARD OF DIRECTORS OF ECOLOGY AND ENVIRONMENT INC. The undersigned hereby instructs The Great-West Trust Company, LLC, as Trustee*, to vote, as designated hereon, all the shares of Class A Common Stock of Ecology and Environment Inc. (the “Company”) held of record by the undersigned on [●], 2019 which the undersigned would be entitled to vote at the Special Meeting of Shareholders to be held on [●], 2019, or any adjournments thereof. *AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES. The Great-West Trust Company, LLC will vote the shares represented by this Voting Instruction Form if it is properly completed, signed, and received by The Great-West Trust Company, LLC before [●] p.m. EST on [●], 2019. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by The Great-West Trust Company, LLC, as indicated above, the shares allocated to the participant’s account will not be voted. If the Voting Instruction Form is signed, but no direction is given, the shares will be voted FOR each of Proposal 1, FOR Proposal 2 and FOR Proposal 3. (Continued and to be signed on 1.1 the reverse side)

1. Adopt the Agreement and Plan of Merger, dated as of August 28, 2019, among Ecology and Environment Inc. ("E&E"), WSP Global Inc. and Everest Acquisition Corp. (as may be amended from time to time, the “Merger Agreement”). 2. Approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to E&E’s named executive officers that is based on or otherwise relates to the merger contemplated by the Merger Agreement. 3. Approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement. If this proxy card is properly executed, the shares represented by this proxy card will be voted as directed on the reverse side, but if no such direction is made, the proxies named above intend to vote such shares FOR each of Proposals 1, 2 and 3 and upon other such business as many properly come before the Special Meeting. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030303000000000000 2 000019 COMPANY NUMBER ACCOUNT NUMBER SPECIAL MEETING OF SHAREHOLDERS OF ECOLOGY AND ENVIRONMENT INC. [●], 2019 FOR AGAINST ABSTAIN NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/01322/ CLASS A COMMON STOCK 401(k)